UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street., N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 - December 31, 2006

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2006 Certified

Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

EQ Advisors Trust Annual Report

December 31, 2006

NOTES ON PERFORMANCE

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA and/or Class IB shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 1996, through December 31, 2006. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Moderate Allocation Index

The Moderate Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500 and the Lehman Brothers Aggregate Bond Index at a weighting of 50% and 50%, respectively.

Lehman Brothers Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Lehman Brothers Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Lehman Brothers Intermediate Government/Credit Bond Index

An unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and ten years.

Lehman Brothers Long Government/Credit Bond Index

An unmanaged benchmark representing the long-term, investment grade U.S. bond market.

Lehman Brothers 1-3 Year Government/Credit Index

An unmanaged index that represents all U.S. Treasury and agency securities with maturities ranging from 1-3 years.

Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index

An unmanaged index consisting of the U.S. Treasury Inflation-Protected Securities Market.

Merrill Lynch Global Broad Market ex U.S. Index

Index tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, excluding U.S. dollar.

Merrill Lynch U.S. High Yield Master Cash Pay Only Index

Measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

Morgan Stanley Capital International (MSCI) EAFE Growth Index

An unmanaged index compromised of 21 MSCI country indices representing stocks from companies in developed markets outside of North America (i.e. Europe, Australasia and the Far East) having growth investment style characteristics.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

An unmanaged index considered representative of stock markets of developing countries.

MSCI World Index

An unmanaged index considered representative of stock markets of developed countries.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

NOTES ON PERFORMANCE

Russell 2000 Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap Growth Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000 index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000 index with a less-than-average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid-caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-caps and small-caps. It covers approximately 7% of the U.S. equities market.

3-Month Treasury Bill Index

A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	10.17%	3.69%	4.72%	11.58%
Moderate Allocation Index	9.97	5.88	7.68	9.96

*	Date of inception 8/1/88

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio. Prior to September 9, the Fund invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.17% for the year ended December 31, 2006. The Portfolio’s benchmark, the Moderate Allocation Index, returned 9.97% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2006

As of December 31, 2006, the Portfolio was invested in 16 underlying EQ Advisors Trust and AXA Premier VIP Funds. These included 11 equity funds and 5 fixed income funds. The Portfolio’s fixed income allocation consisted of investment grade bonds (44.8%) and high yield bonds (3.7%). The Portfolio’s equity allocation consisted of large cap growth stocks (14.9%), large cap value stocks (21.1%) and small and mid cap stocks (15.5%).

The investment environment during the year was positive for equities with all major indices enjoying gains. The year began on a positive note with stock prices advancing, supported by solid corporate profits fostered by a growing economy that thus far had withstood the braking effects of higher energy prices and rising interest rates. Despite the strong start, stock prices faltered during the spring. By mid-year, stocks stabilized, overcoming a number of investor worries in addition to those related to rising interest rates. During the fall, stocks rallied, buoyed by solid earnings reports, by signs that economic growth was moderating and by growing investor belief that the Federal Reserve was finished raising interest rates. By year end, stocks were logging mid-teen returns.

Value stocks outperformed their growth counterparts up and down the market-cap spectrum. Dividend paying stocks in the S&P 500 performed better than their nondividend paying counterparts. Sectors performing well during the year include Financials, Materials, Telecommunication Services and Utilities. Underperforming sectors include Energy, Health Care and Information Technology.

Interest rates rose across the globe in 2006. In the U.S., the Federal Reserve Board raised the target federal funds rate five times during the year, bringing the target rate from 4.00% to 5.25%. However, the Federal Reserve held the rate steady at its meetings on August 8 and thereafter. The U.S. fixed income markets experienced some volatility in 2006 as short-term rates rose more than long-term yields. The broad-market Lehman Aggregate Bond Index gained 4.33% for the 12-month period. The yield curve was inverted for most of 2006. High yield bonds continued their positive momentum, up 11.59% for the year, as measured by the Merrill Lynch U.S. High Yield Master Cash Pay Only Index.

What helped performance during the year

•	Strong performance in the large cap value underlying holdings added to performance, especially from the EQ/AllianceBernstein Value Portfolio.

•

Even though large cap growth managers have experienced a relatively tough year relative to large cap value managers, the EQ/Marsico Focus Portfolio was one of the top performers in the category in 2006.

•	From an asset allocation point of view, the Portfolio also benefited from its high yield exposure, with the AXA Premier VIP High Yield Portfolio generating double-digit returns during the period.

What hurt performance during the year

•	The EQ/Long Term Bond Portfolio detracted from performance as portfolios with shorter durations performed better during the year.

•	The underlying holding which detracted the most was the AXA Premier VIP Mid Cap Growth Portfolio, which was added in early May, just before the correction in the equity market.

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the EQ/Enterprise Moderate Allocation Portfolio will involve a higher overall cost than if you were to invest directly in their underlying funds.

Portfolio Allocation (as a percentage of Total Investment Companies)

As of December 31, 2006

AXA Premier VIP Core Bond Portfolio	15.7%
EQ/Mercury Basic Value Equity Portfolio	12.6
EQ/AllianceBernstein Value Portfolio	12.2
EQ/AllianceBernstein Quality Bond Portfolio	11.8
EQ/Short Duration Bond Portfolio	11.2
EQ/Marsico Focus Portfolio	8.7
AXA Premier VIP Large Cap Core Equity Portfolio	6.8
AXA Premier VIP High Yield Portfolio	4.0
EQ/Small Cap Value Portfolio	4.0
EQ/Long Term Bond Portfolio	3.5
AXA Premier VIP Aggressive Equity Portfolio	2.9
EQ/Small Company Index Portfolio	2.3
AXA Premier VIP Large Cap Value Portfolio	1.9
AXA Premier VIP Mid Cap Value Portfolio	1.7
AXA Premier VIP Mid Cap Growth Portfolio	0.7
EQ/Franklin Small Cap Value Portfolio	0.0	#

#	Less Than 0.1%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual.	$1,000.00	$1,086.30	$1.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/INTERNATIONAL ETF PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	11.50%
Portfolio – IB Shares	11.40
MSCI EAFE Index	12.07

*	Date of inception 8/25/06

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.50% for the period August 25, 2006 through December 31, 2006. The Portfolio’s benchmark, the MSCI EAFE Index, returned 12.07% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying Exchange Traded Funds (“ETFs”) and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period August 25, 2006-December 31, 2006*

What helped performance during the year

•	The Portfolio’s exposure to Latin America, which is not a component of the benchmark, benefited relative performance.

•	A slight tilt towards value investments also contributed positively to performance.

What hurt performance during the year

•	The iShares MSCI Canada Index Fund was the worst performer during the period, as energy prices fell dramatically during the period.

•	A slight underweight in Europe detracted from relative performance as the iShares S&P Europe 350 Index Fund outperformed the benchmark between the inception of the Portfolio and year-end.

* The Portfolio commenced operations on August 25, 2006.

Please note than an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying ETFs. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs of the Portfolio instead of in the Portfolio itself. However, the Underlying ETFs are not available as investment options under the Contracts and an investor who chooses to invest directly in the Underlying ETFs would not receive the asset allocation and rebalancing services provided by AXA Equitable.

EQ/INTERNATIONAL ETF PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies)

As of December 31, 2006

iShares S&P Europe 350 Index Fund	38.1%
iShares MSCI EAFE Index Fund	25.4
iShares MSCI Japan Index Fund	16.8
iShares MSCI Pacific ex-Japan Index Fund	5.5
iShares MSCI EAFE Value Index Fund	4.1
iShares MSCI EAFE United Kingdom Index Fund	3.4
iShares MSCI EAFE France Index Fund	1.7
iShares MSCI EAFE Germany Index Fund	1.7
iShares MSCI EAFE Canada Index Fund	1.3
iShares S&P Latin America 40 Index Fund	1.0
iShares MSCI EAFE Growth Index Fund	1.0

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on August 25, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06*
Class IA
Actual	$1,000.00	$1,115.00	$1.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04
Class IB
Actual	1,000.00	1,114.00	2.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

†	Portfolio commenced operations on August 25, 2006.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 128/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	11.01%	5.87%	7.92%	12.81%
Portfolio – IB Shares**	10.72	5.61	7.64	12.56
S&P 500 Index	15.80	6.19	8.42	12.83

*	Date of inception 1/13/76

**	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns	for periods greater than one year are annualized

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.01% for the year ended December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 15.80% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

In the growth component of the Portfolio:

•	From a sector basis, the Portfolio was most positively impacted by an overweight in Utilities and an underweight in Health Care.

•	The largest contribution on a stock specific level came from Level 3 Communications, Wynn Resorts, and Network Appliance

In the value component of the Portfolio:

•	From a sector basis, the Portfolio was most positively impacted by an underweight in non-Financials and overweights in Consumer Staples.

•	The largest contribution from a stock specific level came from Marathon Oil, Corning, and Comcast.

What hurt performance during the year

In the growth component of the Portfolio:

•	The Portfolio was most negatively impacted by the large overweight in Consumer Discretionary.

•	On a stock-specific basis, the largest detractors included Affymetrix, Amazon, and XM Satellite Radio.

In the value component of the Portfolio:

•

Performance was hurt by stock selection within the Consumer Staples sector. While holdings like SUPERVALU, Clorox, and Kellogg each had strong returns, they did not keep pace with the benchmark for the sector.

Portfolio Positioning and Outlook

Looking at the year ahead, we expect the U.S. economy to continue to slow but we are not anticipating a recession. Liquidity measures remain weak, making the Federal Reserve’s policy pivotal to the economic picture. From the growth perspective, the outlook for the Technology sector remains bright, in our opinion, given important product cycles such as Microsoft Vista and high-definition televisions in addition to secular trends such as broadband adoption. Our outlook for capital spending is also positive. Financing costs remain low and corporate balance sheets are strong, implying that increased investment hinges on psychology, not means. One risk to the equity markets in 2007, in our opinion, is a renewed protectionist mentality by U.S. politicians.

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	23.9%
Financials	23.4
Consumer Discretionary	10.5
Health Care	10.4
Energy	8.2
Industrials	7.4
Consumer Staples	7.3
Telecommunication Services	5.6
Materials	1.6
Utilities	0.4
Cash and Other	1.3

Total	100.0%

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,105.80	$3.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class IB
Actual	1,000.00	1,104,80	4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.60% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	18.84%	7.90%	11.08%	11.49%
Portfolio – IB Shares**	18.53	7.62	10.80	11.21
Russell 1000 Value Index	22.25	10.86	11.00	12.28

*	Date of inception 10/1/93

**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns	for periods greater than one year are annualized

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 18.84% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 22.25% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Stock selection was positive within Financials. An overweight of brokers including Goldman Sachs and Merrill Lynch and underweight of regional banks contributed strongly to performance.

•	An overweight in media was rewarded, as News Corp., Comcast and Time Warner were positive contributors.

What hurt performance during the year

•	Underweights in Utilities, Commodities and REITs hurt relative performance versus the benchmark.

•	Health Care holdings, including Wellpoint and Eli Lilly, hurt relative performance.

•	The largest negative stock contributor was Home Depot.

Portfolio Positioning and Outlook

We believe the opportunity remains particularly large in mega-caps. Despite their outperformance over the last six months, mega-caps are still trading at close to their lowest relative valuations ever versus the rest of the large-cap market. At year end, we were favoring Technology and Health Care, and underweight Energy, Utilities and Financials relative to the benchmark. We increased our overweight in Health Care and Staples, reflecting our conviction that several companies in both sectors are attractively valued relative to their recent strong fundamental performance.

Sector Weightings as of 12/31/06	% of Net Assets
Financials	29.6%
Health Care	14.6
Consumer Discretionary	11.9
Information Technology	10.8
Energy	10.5
Consumer Staples	8.1
Industrials	6.3
Telecommunication Services	4.1
Materials	3.5
Utilities	0.1
Cash and Other	0.5

Total	100.0%

EQ/ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,161.90	$3.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.78	3.47
Class IB
Actual	1,000.00	1,159.90	5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.52	4.74

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.68% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	3.35%	3.62%	5.02%	5.73%
Portfolio – IB Shares**	3.07	3.36	4.76	5.46
Lehman Brothers Intermediate Government Bond Index	3.84	3.92	5.48	6.19

*	Date of inception 4/1/91

**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns	for periods greater than one year are annualized

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.35% for the year ended December 31, 2006. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 3.84% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Mortgage issue selection contributed to performance, as did a mortgage sector overweight.

What hurt performance during the year

•	An agency sector underweight detracted from performance.

•	Effective duration management was also negative.

Portfolio Positioning and Outlook

The Federal Reserve’s transparency will continue to be significant in regards to effective duration management. Currently, the Federal Open Market Committee has concerns about inflation and believes that growth will rebound in the first half of 2007 after the recent slowdown; effectively, there is no anticipation of an interest rate ease in the Federal Reserve’s view. With this transparency and continued flatness of the yield curve, volatility continues to be historically low for the fixed income markets. The mortgage market and the lack of convexity in the sector has contributed to the low volatility environment as well.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics

As of December 31, 2006

Weighted Average Life (Years)	5.1
Weighted Average Coupon (%)	4.6
Weighted Average Modified Duration (Years)*	3.4
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector

as of 12/31/06

% of Net Assets
U.S. Government and Agency	82.6
Asset Backed Securities	16.4
Cash and Other	1.0

Total	100.0%

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,035.60	$3.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26
Class IB
Actual	1,000.00	1,033.90	4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.64 and 0.89, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	23.80%	15.65%	6.13%	7.01%
Portfolio – IB Shares**	23.55	15.37	5.86	6.72
MSCI EAFE Index	26.34	14.98	7.71	7.86

*	Date of inception 4/3/95

**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns	for periods greater than one year are annualized

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 23.80% for the year ended December 31, 2006. The Portfolio’s benchmark, the MSCI EAFE Index, returned 26.34% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	French steelmaker Arcelor rose after completing its merger with Mittal Steel, adding to performance.

•

Also contributing was printer and copier manufacturer Canon, whose first-quarter consolidated net profit increased at a record level. Canon also raised its 2006 consolidated net profits and sales estimates above investor expectations.

•

Xstrata advanced as a result of a broker upgrade, aiding Portfolio performance. The copper and coal miner additionally benefited from synergy potential following its recent acquisition of Falconbridge.

What hurt performance during the year

•

Materials holdings hurt relative returns, with Nitto Denko and Rio Tinto significant detractors. Specialty materials maker Nitto Denko retreated on the back of a larger-than-expected decline in prices for liquid crystal display film. Meanwhile, even though Rio Tinto announced higher earnings for the first half of 2006, shares of the mining firm moved lower in August as metals prices moderated and investors speculated that Rio Tinto would pursue a large acquisition.

•

Also detracting from performance was industrials holding EADS. The defense company, which is a majority stakeholder in Airbus, further struggled on news that United Arab Emirates will dispatch a team of auditors to assess risks related to manufacturing delays for Airbus’ A380 jet.

•	Sumitomo Mitsui Financial underperformed due to weakness in the Japanese market.

•	At BNP Paribas, slow earnings growth within domestic and international consumer banking units weakened shares of the French bank.

•

Integrated Energy firm OMV pulled back as crude oil prices fell at the end of the year. In addition, Austria’s OMV was hurt by continued losses from its Romanian subsidiary and expectations of lower second-half refining margins due to a fire in one of its Austrian refineries.

Portfolio Positioning and Outlook

We continue to believe that international equity markets are reasonably valued and that these valuations are supported by the prospect of continued—if more moderate—economic and profit growth. While the overall value opportunity is lower than average, we believe that the overall environment remains conducive to a long-term recovery of growth as an investment style. We believe this situation offers a rare opportunity for investors to acquire sustainable growers without having to pay the valuation premiums that have been traditionally attached to such stocks.

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	32.3%
Consumer Discretionary	12.6
Materials	11.6
Industrials	8.9
Energy	7.3
Health Care	6.3
Consumer Staples	5.4
Information Technology	4.9
Telecommunication Services	4.1
Utilities	2.9
Cash and Other	3.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,134.20	$4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,133.20	5.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	(0.38)%	1.25%	(3.02)%
Portfolio – IB Shares	(0.52)	0.99	(3.26)
Russell 1000 Growth Index	9.07	2.69	(1.63)

*	Date of inception 5/1/99

Returns	for periods greater than one year are annualized

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (0.38)% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 9.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Better stock selection relative to the benchmark in the Producer Durables, Materials & Processing and Financial Services sectors contributed to performance for the year.

•	Overweighting the outperforming Financial Services sector also added to performance.

•	Positions in Goldman Sachs, Network Appliance and Apple Computer were the leading contributors to overall performance relative to the benchmark.

What hurt performance during the year

•	Adverse stock selection in the Consumer Discretionary, Health Care and Technology sectors was the leading detractor from performance.

•	Overweighting the Energy sector, which was the worst performing sector in the benchmark during the year, also hurt performance.

•	Positions in Yahoo, Advanced Micro Devices and Teva Pharmaceutical were the leading detractors from overall performance relative to the benchmark.

Portfolio Positioning and Outlook

At year end the Portfolio was more skewed toward the fastest-growing companies than the benchmark and the growth profile was highly aggressive. This aggressive posture was taken because the mismatch between earnings growth expectations and valuation has been so extreme over the past few years, in our opinion. In our view, the widespread misalignment we see between growth prospects and valuations is too anomalous to last.

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	27.5%
Financials	20.2
Consumer Discretionary	15.1
Health Care	14.2
Industrials	9.4
Consumer Staples	5.3
Energy	5.2
Materials	1.6
Telecommunication Services	1.1
Cash and Other	0.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,080.10	$4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,078.70	5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO ADVISERS

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	4.06%	4.40%	5.70%	5.48%
Portfolio – IB Shares**	3.79	4.14	5.43	5.22
Lehman Brothers Aggregate
Bond Index	4.33	5.06	6.24	6.05

*	Date of inception 10/1/93

**	Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns	for periods greater than one year are annualized

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.06% for the year ended December 31, 2006. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.33% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	An underweight relative to the benchmark in the Treasury and agency sectors aided performance, as did an overweight in the mortgage and commercial mortgage backed securities (CMBS) sectors.

•	Shorter than benchmark duration also contributed to performance.

•	Corporate security selection and mortgage security selection were both positive contributors.

What hurt performance during the year

•	Security selection in the asset backed securities (ABS) and CMBS sectors detracted from performance.

•	An underweight in the corporate sector also hurt performance.

Portfolio Positioning and Outlook

Today’s historically low levels of volatility are accompanied by an inverted U.S. yield curve, narrow and stable credit spreads, and a scarcity of meaningful opportunities to exploit, in our opinion. Given this environment, we do not think investors are being paid adequately to aggressively take risk. At year end, the following strategies were in place in accordance with our fundamental and quantitative research views: a neutral Portfolio duration; exposure to hedged non-U.S. government bonds, including Japan, Sweden, Norway and Mexico; overweights in mortgages and CMBSs and underweights in Treasuries and agencies; a below neutral exposure to investment-grade corporates.

Portfolio Characteristics

As of December 31, 2006

Weighted Average Life (Years)	6.9
Weighted Average Coupon (%)	5.4
Weighted Average Modified Duration (Years)*	4.4
Weighted Average Rating	AA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
U.S. Government and Agency	57.2%
Corporate Bonds	18.5
Asset Backed Securities	18.1
Foreign Government Securities	13.9
Cash and Other	(7.7)

Total	100.0%

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,047.90	$3.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class IB
Actual	1,000.00	1.046.30	4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.65% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIOADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	9.28%	6.64%	8.08%
Portfolio – IB Shares	8.98	6.38	7.83
Russell 2500 Growth Index	12.26	7.62	8.15

*	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.28% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 2500 Growth Index, returned 12.26% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Stock selection was positive in Industrials, Consumer/Commercial Services and Financials.

•	An underweight in the poor performing Health Care sector and an overweight in the strong performing Commercial Services sector were positive contributors.

•	Top stock contributors were Allegheny Technologies, Alliance Data Systems and CB Richard Ellis Group.

What hurt performance during the year

•	Stock selection was negative in the Technology, Health Care and Energy sectors.

•	An underweight in the strong performing Financials and Industrial sectors and an overweight in the poor performing Energy sector were negative contributors during the year.

•	The largest negative stock contributors included PMC-Sierra, DexCom and Chemed.

Portfolio Positioning and Outlook

We believe that the Federal Reserve’s attempt to slow the economy through higher interest rates will prove successful. We foresee a “soft landing”—that is, economic growth just below the trend line but still expanding. As such, we remain generally optimistic that small-cap earnings growth overall will remain positive, albeit at lower levels than has been the case over the past several years. This slower but stable environment, historically, has been “just right” for growth stocks to reassert their leadership. It also provides ideal opportunity for us to apply our research to identify the companies that we believe are poised to deliver stronger-than-expected earnings. At year end, Commercial Services represents the largest sector overweight in the Portfolio.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Industrials	24.6%
Information Technology	16.9
Consumer Discretionary	16.7
Health Care	15.9
Energy	9.6
Financials	9.2
Telecommunication Services	3.9
Consumer Staples	1.2
Materials	1.1
Cash and Other	0.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,047.10	$4.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	1,046.40	5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.87% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	21.70%	10.33%	8.30%
Portfolio – IB Shares	21.41	10.06	8.18
Russell 1000 Value Index	22.25	10.86	8.60

*	Date of inception 5/18/01. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 21.70% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 22.25% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Stock selection in the Consumer Growth sector, particularly in media holdings, added to performance

•	A move this year to reduce exposure to Energy names most sensitive to oil prices also contributed.

•	Both an underweight to and stock selection in the Housing sector were beneficial.

What hurt performance during the year

•	Stock selection in the Technology, Industrial Resources and Capital Equipment sectors detracted.

•	An underweight position in the Utility sector also detracted.

Portfolio Positioning and Outlook

Within the U.S. equity market, we believe the valuation spreads between the most attractively priced and the most expensive stocks are unusually compressed, and the value opportunity remains below average. A central tenet underpinning our investment process is to keep portfolio risk proportional to the value opportunity we perceive. We continue to rely on our bottom-up fundamental research to uncover what we believe are the attractive value opportunities that exist among individual stocks.

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	34.5%
Energy	12.5
Consumer Discretionary	11.1
Consumer Staples	9.5
Industrials	7.3
Telecommunication Services	7.2
Information Technology	5.2
Health Care	4.8
Materials	4.2
Utilities	1.8
Cash and Other	1.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,155.40	$3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,154.10	5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO ADVISER

•	Ariel Capital Management, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	11.43%	10.92%
Portfolio – IB Shares	11.24	10.63
Russell Mid Cap Value Index	20.22	16.86

*	Date of inception 10/3/05.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.43% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned 20.22% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Accenture Ltd. rose on strong earnings growth.

•	YUM! Brands Inc.’s—which operates Pizza Hut, Kentucky Fried Chicken, and Taco Bell—gained as the result of solid growth, primarily from China, where it is the leading fast food restaurant.

•	Realogy Corp.—which owns the Century 21 and Coldwell Banker brokerage firms—rose on the announcement it will be taken private in early 2007 by Apollo Management.

What hurt performance during the year

•	Part of the underperformance resulted from not owning the highflying cyclical and commodity stocks that have dominated for the past four years.

•

Career Education Corp. fell after ongoing accreditation issues took a large toll on enrollment. Career Education Corp. responded by firing its CEO, closing some underperforming campuses, and seeking resolution to its accreditation issues.

•	Carnival Corp. dropped over fears of another active hurricane season in 2006, which never materialized.

Portfolio Positioning and Outlook

Looking towards 2007, our view remains cautious. The market rally has held up longer than we ever would have imagined, and we believe a correction is inevitable. Why? In our view, earnings expectations are overly optimistic. As the economy starts to decelerate, corporate profits may do the same, bringing stock prices down with them. In our view, this is a time to be both cautious and conservative.

EQ/ARIEL APPRECIATION II PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Consumer Discretionary	49.6%
Financials	20.0
Industrials	9.8
Health Care	9.1
Information Technology	5.3
Consumer Staples	2.6
Cash and Other	3.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,128.70	$4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,126.70	6.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IB Shares	1.45%	2.37%
3-Month Treasury Bill	4.85	2.71

*	Date of inception 5/1/03

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.45% for the year ended December 31, 2006. The Portfolio’s benchmark, the 3-Month Treasury Bill Index, returned 4.85% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Among the positive contributors to performance were the net long exposures to the Basic Minerals and Metals, Oil Drilling and Services, and Insurance sectors. Long holdings in metal stocks Allegheny Technology and Southern Copper were the biggest positive contributors. Among oil stocks, Tetra Technologies provided a boost to the Portfolio’s performance.

•	Net of industries, the Portfolio was rewarded for its hallmark value characteristics – long biases toward B/P and E/P added to active return.

What hurt performance during the year

•

Among the detractors to performance were the net short exposure to REIT’s, Telephone, and Media. Despite weakening valuations, REIT’s continued to outperform the broader market in 2006 and therefore, the Portfolio’s net short position turned out to be the weakest contributor to performance.

•

Outside of industries, the Portfolio was hurt from a net long exposure to “Relative Strength,” a measure of trailing 12 month price momentum. With the focus more on sector rotation during 2006, where market leadership changed hands sharply and frequently, this long exposure to “Relative Strength” was a drag on performance.

Portfolio Positioning and Outlook

Our investment process seeks to identify superior earnings stocks through a combination of our Valuation and Earnings Forecast models. The bottom-up insights of these models lead to modest active industry and style exposures that influence short-term performance. Our stock selection process includes two fundamental insights on each company in our universe. A Valuation model, which attempts to identify bargains and expensive stocks within each industry; and an Earnings Forecast model, which attempts to identify companies with superior/inferior year-ahead earnings.

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

Sector Weightings (Long Positions) as of 12/31/06	% of Net Assets
Consumer Discretionary	18.0%
Financials	17.7
Information Technology	17.5
Industrials	13.9
Health Care	7.6
Energy	6.7
Materials	6.3
Consumer Staples	2.6
Utilities	2.2
Telecommunication Services	1.5
Cash and Other	6.0

Total	100.0%

Sector Weightings (Short Positions) as of 12/31/06	% of Investments
Consumer Discretionary	25.7%
Financials	18.4
Information Technology	17.0
Health Care	14.3
Industrials	8.3
Energy	5.3
Materials	4.6
Consumer Staples	2.9
Utilities	2.9
Telecommunication Services	0.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$956.60	$14.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,010.88	14.40

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 2.84% (which includes dividend expense) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/BOND INDEX PORTFOLIO

PORTFOLIO ADVISERS

•	Standish Mellon Asset Management Company LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	3.85%	3.76%	5.03%	6.98%
Portfolio – IB Shares **	3.58	3.47	4.67	6.34
Lehman Brothers Intermediate Government/Credit Bond Index	4.08	4.53	5.81	7.64
Lehman Brothers Aggregate Bond Index†	4.33	5.06	6.24	8.38

*	Date of inception 3/1/85

**	Date of inception 6/20/05. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

†	In 2006, the Investment Manager revised the Portfolio’s benchmark index to be the Lehman Brothers Aggregate Bond Index, which more closely reflects the market sectors in which the Portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.85% for the year ended December 31, 2006. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, returned 4.33% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Low volatility in the market, lower yield levels across the curve and tighter spreads throughout the spread sectors drove the investment grade fixed income market to a strong quarterly performance.

What hurt performance during the year

•	Duration proved to be a key measure, as longer bonds did quite well given the significant drop in yields during the quarter. Shorter-duration bonds did not keep pace with longer ones.

Portfolio Positioning and Outlook

We will continue to structure this index Portfolio to deliver the return of the benchmark, the Lehman Brothers Aggregate Bond Index, without taking on the additional risk typical of an actively managed account.

In the coming quarters, the outlook for the investment grade bond market is for the Federal Reserve to reach the end of the tightening cycle for interest rates and head into the easing part of the cycle. Currently the fixed income market is pricing in a moderation in economic activity and the potential for increased event risk, such as merger, acquisition or leveraged buyout activity.

EQ/BOND INDEX PORTFOLIO

Portfolio Characteristics As of December 31, 2006
Weighted Average Life (Years)	7.0
Weighted Average Coupon (%)	5.4
Weighted Average Modified Duration (Years)*	4.4
Weighted Average Rating	AA+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
U.S. Government and Agency	69.2
Corporate Bonds	22.0
Asset Backed Securities	6.0
Foreign Government Securities	2.0
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,043.00	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.48	2.75
Class IB
Actual	1,000.00	1,041.30	3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.54% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	16.17%	9.49%	6.07%
Portfolio – IB Shares	16.01	9.41	6.01
Russell 1000 Value Index	22.25	10.86	8.09

*	Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.17% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 22.25% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Robust merger and acquisition activity benefited the Portfolio as a number of stocks held became targets of buyout or merger offers during the year. The shares of Harrah’s Entertainment, Inc., in Consumer Discretionary; Albertson’s Inc., in Consumer Staples; Kerr-McGee, Kinder Morgan and Norsk Hydro, in Energy; Trizec Properties, Inc., in Financials; Sabre Group, in Information Technology; and BellSouth Corp., in Telecommunication Services all appreciated significantly because of takeover announcements.

•

The Portfolio’s significant exposure to the Financials sector contributed positively to returns as it was one of the best performing sectors during the year. Stock selection within the sector also helped returns; holdings of Bank of America, Morgan Stanley, JPMorgan Chase, Lincoln National and Simon Property Group all performed well.

•

Stock selection elsewhere in the Portfolio contributed positively to returns. The shares of Sherwin Williams, McDonald’s and Limited Brands in Consumer Discretionary; Marathon Oil, Exxon Mobil and Chevron in Energy; Merck in Health Care; Emerson Electric, Raytheon and SPX in Industrials; Sononco Products and BASF in Materials; Verizon in Telecommunication Services; and Duke Energy and First Energy in Utilities all appreciated while in the Portfolio.

What hurt performance during the year

•

The Portfolio’s exposure to Health Care was a negative as it was one of the few underperforming sectors during the year. Stock selection within the sector was unfavorable as well, with the shares of Biovail, Wyeth and Eli Lilly all underperforming.

•

Stock selection elsewhere in the Portfolio offset positive returns. The shares of Legget & Platt, Stanley Works and Whirlpool, in Consumer Discretionary; Commerce Group, Sun Life and Citigroup in Financials; General Electric and R.R. Donnelly in Industrials; AU Optronics and Microchip Technology in Information Technology; Louisiana Pacific in Materials and Sprint Nextel in Telecommunication Services all underperformed while in the Portfolio.

Portfolio Positioning and Outlook

The economy appears to be pausing mid-cycle primarily due to the impact of the Federal Reserve’s interest-rate hikes on growth. In this environment, the shares of larger defensive companies typically perform better than those of smaller, more economically sensitive companies. At year end, we had lifted the Portfolio’s exposure to large-cap defensive sectors at the expense of smaller companies more leveraged to economic growth. The Portfolio’s exposure to Consumer Staples and Telecommunication Services was increased while its exposure to the Industrial sector was reduced. The Financials sector was reduced modestly but retained its significant weight in the Portfolio with a greater emphasis on larger companies. Despite the pause, the outlook for the consumer remains positive, with spending expected to continue at a healthy pace supported by low unemployment and wage gains. We believe corporate profits may continue to grow, albeit at a slower pace due partly to the impact of rising wages have on profit margins. Still, we believe the factors driving profitability; global demand for products and services, restrained labor inflation and efficiency gains from technology and outsourcing, remain in place.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	28.8%
Consumer Staples	13.7
Energy	10.5
Industrials	10.1
Consumer Discretionary	8.0
Health Care	6.9
Materials	5.8
Telecommunication Services	5.5
Information Technology	4.2
Utilities	4.0
Cash and Other	2.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,105.90	$4.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,104.50	5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO ADVISERS

•	Calvert Asset Management Company, Inc.

•	Bridgeway Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	5.50%	2.27%	0.09%
Portfolio – IB Shares	5.30	2.22	(0.05)
Russell 1000 Growth Index	9.07	2.69	(2.08)

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 9/1/99

Returns for periods greater than one year are annualized

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.50% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 9.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	An overweight position relative to the benchmark in the Telecommunications Service, Energy and Financials sectors aided performance.

•	Stock selection in these three sectors also added to relative performance.

•	The three names topping the Portfolio’s best performers list include Tenaris SA in Iron/Steel, Carmax Inc. in Retail, and BellSouth Corp. in Telecommunications.

What hurt performance during the year

•	The worst performers represent a variety of industries with a skew toward Computers and Electrical Components & Equipment.

•	The Portfolio’s worst performer was Advanced Micro Devices Inc. in Semiconductors.

•	Stock selection contributed to underperformance slightly more so than sector allocation.

Portfolio Positioning and Outlook

With all the talk about this particular year, it is easy to lose sight of the long-term focus of our investment process and investment objective. Our strategy is to focus on the longer term. We are “holding the course” with respect to the discipline of our quantitative process.

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	27.5%
Financials	23.7
Health Care	18.2
Consumer Discretionary	12.3
Energy	5.9
Industrials	5.7
Telecommunication Services	3.7
Consumer Staples	1.9
Cash and Other	1.1

Total	100.0%

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,067.60	$4.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,067.10	5.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	7.63%	1.89%	4.36%
Portfolio – IB Shares	7.44	1.69	4.25
Russell 1000 Growth Index	9.07	2.69	4.90

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.63% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 9.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The top contributor to Portfolio results during the year was stock selection within the Energy sector; specifically within the Energy Services industry. The top performing securities within Energy were Schlumberger Ltd. and Weatherford International.

•

Stock selection within Information Technology was also additive, specifically within the Portfolio’s Communications Equipment, Software, and Semiconductor Equipment holdings. Names within Technology that added value included: Cisco Systems, Google Inc., ATI Technologies, Microsoft Corporation, and International Rectifier.

•	Results were also assisted by stock selection in the Consumer Staples and Industrial sectors.

What hurt performance during the year

•

The top detractor from results during the year was stock selection within the Financial sector, primarily within the Portfolio’s holdings in the Consumer Finance and Real Estate industries. Capital One Financial Corp and SLM Corp. were the top detractors within Financials during the year.

•	Stock selection within the Telecommunication Service sector was also a detractor from results. The Portfolio’s position in Sprint was the main reason for the Telecom underperformance.

•

From an asset allocation point of view, the decision to overweight Information Technology and Health Care and underweight Consumer Staples, Industrials, and Materials also detracted from results during the year.

Portfolio Positioning and Outlook

U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. We believe favorable economic, geopolitical and corporate conditions could persist and that stocks could reap the rewards. With Energy prices stabilizing and inflation returning to the Federal Reserve’s tolerable range, in our view, the economic picture appears bright. We think consumer demand will remain stronger than the market now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Federal Reserve may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, we believe there is room for multiples to expand; by historical standards, stocks still look inexpensive against the current level of bond yields. At year end, we had an overweight position in the Information Technology sector, as we found several holdings attractive.

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	32.5%
Health Care	19.4
Consumer Discretionary	15.9
Industrials	11.2
Financials	6.7
Consumer Staples	5.6
Energy	4.4
Telecommunication Services	0.8
Utilities	0.4
Cash and Other	3.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,062.50	$3.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,061.40	4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	19.57%	12.58%	6.53%
Portfolio – IB Shares	19.25	12.33	6.43
MSCI EAFE Index	26.34	14.98	13.15

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 19.57% for the year ended December 31, 2006. The Portfolio’s benchmark, the MSCI EAFE Index, returned 26.34% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The top overall contributor to results in 2006 was stock selection in the Consumer Discretionary sector, primarily within the automobile and luxury goods industries. Volkswagen AG, Suzuki Motors and Richemont were the top contributors from the sector during the year.

•	From a sector allocation point of view, the Portfolio benefited from an overweight position in Telecommunication Services and an underweight position in the Energy sector relative to the benchmark.

What hurt performance during the year

•

The main detractor from results during the year was an overweight to and stock selection within the Information Technology sector. The Portfolio’s Japanese technology names were the main area of underperformance. Yahoo Japan, SoftBank, and Trend Micro were the top detractors.

•

Portfolio results were also impacted by stock selection in the Financials sector. The Portfolio’s Japanese holdings were the main detractors. Aiful Corp., Mizuho Financial Group, Sumitomo Mitsui and Sompo Japan Insurance were the top detractors.

•	Stock selection was also a detractor in the Industrials, Materials and Health Care sectors.

Portfolio Positioning and Outlook

At year end, the Portfolio was overweight Telecommunication Services, with recent additions that had exposure to high-growth markets. It was also overweight Technology shares, where we believe earnings fundamentals have stopped deteriorating and have begun to improve even as multiple compression continues, albeit at a slower pace. We have been avoiding areas where valuations have risen sharply due to buyout excitement rather than earnings prospects. This positive corporate environment is supported by favorable economic conditions. Growth in the emerging markets remains strong, and we expect the U.S. economy to avoid recession and perhaps even reaccelerate in 2007. With the resurgence of the German economy, domestic demand growth in Europe looks sustainable. Japan continues to be the exception; while corporate health has improved greatly, consumer demand has yet to recover. We think corporate profits will ultimately find their way to the consumer, and pent-up replacement demand will trigger a revival in consumer spending. In our view, the risk that zealous central bank policies might trigger a cyclical downturn in Japan may be exaggerated.

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	28.4%
Consumer Discretionary	10.9
Materials	9.2
Telecommunication Services	9.1
Industrials	8.7
Information Technology	8.2
Health Care	7.4
Energy	7.0
Consumer Staples	5.6
Utilities	1.8
Cash and Other	3.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,122.50	$5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,121.30	6.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.95% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	12.32%	5.68%	5.05%
Portfolio – IB Shares	12.12	5.49	4.98
S&P 500 Index	15.80	6.19	2.41

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.32% for the year ended December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 15.80% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The top contributor to results during the year was stock selection in the Information Technology sector, primarily within the communications equipment and semiconductor equipment industries. The top securities within Technology for the year were Cisco, Microsoft, and Seagate Technology.

•

Stock selection was also positive in the area of Consumer Staples, where the Portfolio’s holdings in food and household products were among the top performers for the year. Campbell Soup Company, Sara Lee Corporation, Kraft Foods and Energizer Holdings were among the top contributors from this area.

•	Stock selection in the Health Care and Utility sectors was also beneficial to results in 2006.

What hurt performance during the year

•

Portfolio results were dampened by stock selection in the Financials sector, primarily among the Portfolio’s consumer finance and real estate holdings. SLM Corp was the top detractor among Financials after it faced market perception that earnings would be more volatile going forward, and the uncertain effects of the Democratic majority in the House and Senate on fiscal policy.

•

Stock selection in the Consumer Discretionary and Telecommunication Service sectors were two other areas that detracted from Portfolio results. Getty Images and Williams Sonoma from Consumer Discretionary and Sprint Nextel from Telecommunication Services were the top detractors.

•	The Portfolio’s underweight in the Financials sector and overweight in the Health Care sector were also mild detractors during the year.

Portfolio Positioning and Outlook

U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. We believe favorable economic, geopolitical and corporate conditions will persist and that stocks should reap the rewards. With energy prices stabilizing and inflation returning to the Federal Reserve’s tolerable range, the economic picture appears bright to us. We think consumer demand will remain stronger than the market now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Federal Reserve may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, there is room for multiples to expand; by historical standards, we believe stocks still look inexpensive against the current level of bond yields.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	17.7%
Financials	16.9
Health Care	15.9
Industrials	11.4
Consumer Discretionary	11.2
Energy	9.7
Consumer Staples	7.6
Materials	3.7
Telecommunication Services	3.6
Utilities	1.9
Cash and Other	0.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,079.20	$3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,078.10	4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	10.26%	6.06%	4.57%
Portfolio – IB Shares	9.98	5.81	4.45
S&P 500 Index	15.80	6.19	2.41

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.26% for the year ended December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 15.80% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Areas that added value during the year include stock selection within the Consumer Staples, Health Care, and Utility sectors. Altria Group, Campbell Soup Company, and Kraft Foods all were positive contributors within Consumer Staples and AES Corp. and CMS Energy were top contributors within the Utility sector. Within Health Care, Forest Labs and Baxter International were the top contributors.

•	Other major holdings that performed well in 2006 were Cisco Systems and J.P. Morgan Chase & Co.

What hurt performance during the year

•

Stock selection in the Financials sector was the top overall detractor from results during the year. Within Financials, SLM Corp was the top relative detractor for the year. It faced market perception that earnings would be more volatile going forward, and the uncertain effects of the Democratic majority in the House and Senate on fiscal policy.

•

The Consumer Discretionary sector was another detractor from results. Within the sector, the two stocks that had the biggest negative impact on returns were Getty Images Inc. and Lowes (relative to the benchmark).

•	Issue selection in the Telecommunication Service and Energy sectors were also detractors during the year.

Portfolio Positioning and Outlook

U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. We believe favorable economic, geopolitical and corporate conditions will persist and that stocks should reap the rewards. With energy prices stabilizing and inflation returning to the Federal Reserve’s tolerable range, the economic picture appears bright to us. We think consumer demand will remain stronger than the market now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Federal Reserve may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, there is room for multiples to expand; by historical standards, we believe stocks still look inexpensive against the current level of bond yields.

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	24.0%
Financials	17.4
Health Care	12.5
Consumer Discretionary	12.3
Industrials	10.2
Energy	8.1
Consumer Staples	7.5
Materials	3.6
Telecommunication Services	2.1
Utilities	1.1
Cash and Other	1.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,078.50	$3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,077.60	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Caywood-Scholl Capital Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	7.95%	8.66%	6.67%	7.95%
Merrill Lynch U.S. High Yield
Master Cash Pay Only Index	11.59	9.84	6.85	8.21

*	Date of inception 11/18/94.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.95% for the year ended December 31, 2006. The Portfolio’s benchmark, the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, returned 11.59% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Credit selection within the Telecommunications sector benefited the Portfolio. Specifically, holdings in Dobson Cellular, Level Three Communications, Time Warner Telecom, and Windstream had a positive impact on performance.

•	Large positions in Ford Motor Credit and General Motors Acceptance Corporation enhanced returns as the market discounted their enhanced liquidity positions.

•	The underweighting of the Energy, Health Care, and Home Construction industries added to relative returns.

•	There were no defaults in the Portfolio over the past twelve months. The lack of defaults had a positive impact toward maintaining principal value in the Portfolio

What hurt performance during the year

•	The most significant negative was an underweighting of General Motors and Ford.

•

The triple C sector of the market has outperformed the higher quality sectors of the market over the past 12 months. The Portfolio’s investment philosophy, which emphasizes the higher quality portions of the market, hurt relative performance.

Portfolio Positioning and Outlook

From mid-spring to year end, in recognition of the strong fundamentals and technicals within the high yield market, we increased the Portfolio’s exposure to several credits that in our opinion offer superior risk/reward characteristics. Included within this group are Charter Communications, Ford Motor Credit, Intelsat, and RH Donnelley. These positions have had a positive influence on the total return potential of the Portfolio. Looking ahead to early 2007, we would expect the market to find support from its attractive fundamentals. Bond price performance may be influenced by the equity markets, meaning if equities continue to rally we expect supportive conditions; however, if equities decline we would expect some degree of principal loss. Either way, we believe principal appreciation is likely going to be difficult to achieve due to market valuations. Accordingly, we believe returns during the upcoming quarter will largely reflect coupon flows.

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2006
Weighted Average Life (Years)	7.5
Weighted Average Coupon (%)	7.9
Weighted Average Modified Duration (Years)*	5.2
Weighted Average Rating	B+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
Corporate Bonds	94.9%
Equities & Warrants	0.2
Cash and Other	4.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$1,072.40	$5.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO ADVISER

•	Davis Selected Advisers, L.P.

•	The Portfolio commenced operations on August 31, 2006.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	8.30%
Portfolio – IB Shares	8.21
S&P 500 Index	9.45

*	Date of inception 8/31/06.

Returns for periods greater than one year are annualized

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.30% for the period August 31, 2006 through December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 9.45% over the same period.

Portfolio Highlights

For the period August 31, 2006-December 31, 2006

What helped performance during the year

•

The Portfolio’s largest investment was in diversified financial companies, and these companies were also the most important contributors to the Portfolio’s performance over the four-month period. American Express and Citigroup were among the top contributors to performance.

•

Consumer Discretionary and insurance companies also made important contributions to performance. One Consumer Discretionary company, Comcast, and two insurance companies, Berkshire Hathaway and American International Group, were among the top contributors to performance.

•

Individual companies making notable contributions to performance included two Consumer Staples companies, Costco and Altria, an Energy company, ConocoPhillips, a materials company, Sealed Air, and an industrial company, Tyco. Individual companies detracting from performance included two Energy companies, Occidental Petroleum and EOG Resources, two Health Care companies, Cardinal Health and Caremark, one materials company, BHP Billiton, and one Consumer Staples company, Hershey Foods.

What hurt performance during the year

•	Three Consumer Discretionary companies, Apollo Group, NTL, and Sears, and one insurance company, Progressive, were among the top detractors from performance.

•	As a group, the foreign companies owned by the Portfolio under-performed the benchmark over the four-month period.

Portfolio Positioning and Outlook

The Portfolio’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term.

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	36.9%
Consumer Staples	12.8
Energy	11.5
Consumer Discretionary	11.1
Industrials	5.1
Information Technology	4.7
Materials	3.9
Health Care	3.5
Telecommunication Services	1.4
Cash and Other	9.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on August 31, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06*
Class IA
Actual	$1,000.00	$1,083.00	$3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,082.10	4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

†	Portfolio commenced operations on August 31, 2006.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	15.37%	5.88%	8.03%	10.63%
Portfolio – IB Shares**	15.06	5.61	7.76	10.35
S&P 500 Index	15.80	6.19	8.42	11.07

*	Date of inception 3/1/94

**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCESUAMMARY

The Portfolio’s Class IA shares returned 15.37% for the year ended December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 15.80% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	The most positive sector contributors for the year ended December 31, 2006 were Financials, Energy, Consumer Discretionary, Industrials and Consumer Staples.

•

The top five stocks that provided the most positive impact to the S&P 500 Composite performance for the year ended December 31, 2006 were Exxon Mobil Corp., Cisco Systems, Inc., AT& T Inc., Citigroup Inc. and Bank of America.

What hurt performance during the year

•	The most negative sector contributors for the year ended December 31, 2006 were Materials, Utilities, Health Care, Telecommunications Services and Information Technology.

•

The five stocks that provided the most negative impact to performance in the S&P 500 Composite for the year ended December 31, 2006 were Intel Corp., Yahoo, Inc., eBay, Inc., Amgen Inc. and UnitedHealth Group.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying benchmark, the S&P 500 Stock Index.

It is not possible to invest directly in an unmanaged index such as the S&P 500.

EQ/EQUITY 500 INDEX PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	22.2%
Information Technology	15.0
Health Care	12.0
Industrials	10.8
Consumer Discretionary	10.6
Energy	9.8
Consumer Staples	9.2
Utilities	3.5
Telecommunication Services	3.5
Materials	3.0
Cash and Other	0.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,125.10	$2.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.29	1.94
Class IB
Actual	1,000.00	1,123.70	3.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.03	3.21

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.38% and 0.63%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO ADVISER

•	Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	3.70%	1.05%
Portfolio – IB Shares	3.44	0.85
Merrill Lynch Global Broad Market ex U.S. Index	8.22	5.45

*	Date of inception 10/3/05.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.70% for the year ended December 31, 2006. The Portfolio’s benchmark, the Merrill Lynch Global Broad Market ex U.S. Index, returned 8.22% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The Portfolio was overweight Australia, Canada, Korea, Mexico, New Zealand, and Singapore throughout the year, which added value, as did the Portfolio’s consistent underweight to both the Euro-zone and Japan.

•	Effective duration management throughout the year contributed to performance.

•

Credit and security selection added extra performance versus the benchmark during 2006. A credit barbell “AAA and BBB” contributed to positive performance, as did good security selection. Notable corporate selections were: Nordic Telecom, Lighthouse International, Pinault–Printemps–Redout, Telecom Italia and KFW.

•	The Portfolio’s small overweight to high yield plus weighting to corporate and collateralized sectors added value.

What hurt performance during the year

•	Diversification into ‘Inflation Linked’ bonds was a negative. Over 2006, sector allocation was a net detractor to performance versus the benchmark.

•	The Portfolio’s underweight exposure to the Euro hit performance hard in the second quarter.

•

From a judgemental standpoint, the managers were more concerned about the Portfolio’s relative underweight to the Japanese Yen and had other overweight currency positions in the Portfolio hedged to the Yen to protect against this relative risk. This hedge resulted in a further drain on performance during the year. The Yen hedge which, although placed with the intention of reducing overall risk, accounts for all of the Portfolio’s relative under-performance in 2006.

Portfolio Positioning and Outlook

We believe the ‘Global Interest Rate Cycle’ has reached neutrality, although the Federal Reserve may have to ‘fine-tune’ rates down once or twice in 2007 to maintain that neutrality. The European Central Bank is approaching the neutrality area, but may continue to tighten on discrepancies within the Euro-zone, whereas the Bank of Japan still remains largely accommodative. The trend in consensus forecasts for world GDP shows that globally the ‘soft landing’ scenario remains the most likely outcome. Inflationary expectations are receding, but core inflation is likely to remain ‘sticky’, as a ‘soft landing’ would keep the price of base commodities falling further. From a currency perspective, a counter-trend US$ rally in early 2007 is possible following the late 2006 sell off, but any Federal Reserve easing (‘fine-tuning’) would curb a rally and put more pressure on the US$.

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2006
Weighted Average Life (Years)	9.8
Weighted Average Coupon	5.0
Weighted Average Modified Duration (Years)*	5.6
Weighted Average Rating	AA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
Foreign Government Securities	59.1%
Corporate Bonds	30.0
U.S. Government and Agency	7.4
Cash and Other	3.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,039.10	$4.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,037.50	5.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO ADVISER

•	Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	6.07%	4.46%	0.06%
Portfolio – IB Shares	5.89	4.35	(0.06)
Russell 1000 Growth Index	9.07	2.69	(0.79)

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.07% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 9.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The biggest areas of positive contribution in the Portfolio came from a large sector allocation in Energy in the first half and stock selection in Energy, Technology, Industrials and Materials. Several Energy holdings in the Services & Equipment area, including Weatherford International and Diamond Offshore Drilling, benefited from the major oil companies’ spending plans.

•	In Materials and Industrials, the Portfolio had strong gains in Martin Marietta Materials, Cooper Industries and BHP Billiton Ltd.

•

Technology holdings on the whole were solid contributors throughout the year and strong performers included Cisco Systems, Lexmark International, MEMC Electronic Materials, Oracle, Microsoft and Cognizant Technology Solutions. An initial underweight position in Intel throughout much of the year followed by an overweight later in the year aided performance as well.

What hurt performance during the year

•

Despite good performance from Best Buy, Lamar Advertising and Zimmer Holdings, stock selection in the Consumer Discretionary and Health Care sectors proved to be the biggest detractors to performance over the year. In Consumer Discretionary, Apollo Group and Chico’s FAS proved to be the two worst stocks. Chico’s, in the specialty retail segment, acquired smaller retailers and diversified out of its historical market, causing disruptions in revenue growth, margins and earnings. Apollo Group, a leader in post-secondary adult education, announced it, too, was under severe margin pressure due to slowing enrollment growth and increased competition and its shares declined dramatically in the fourth quarter.

Portfolio Positioning and Outlook

As bottom-up investors, at year end we had positioned the Portfolio with an emphasis on large-cap stocks, and our stock selection process resulted in overweight positions in the Information Technology and Health Care sectors. Also we had overweight positions in select consumer companies such as Amazon, Coca-Cola, Apollo Group and Wal-Mart. We believe capital investment continues to offer good potential for many companies in various industries within the Technology area and we were significantly overweight versus our benchmark. We believe Internet stocks such as Google will continue to offer investors solid returns, as their growth outlooks appear sustainable. Software, Semiconductor and Telecommunications Equipment companies may also do well in 2007 and our investments in Microsoft, Oracle, Intel, Altera and Cisco reflected our confidence in new product cycles and sustainable growth. Another area we believe will prove beneficial to growth investors in 2007 is Health Care. We had exposure to biotechnology giants Amgen and BiogenIdec, medical device manufacturers St. Jude Medical, Medtronic and Zimmer and large cap pharmaceuticals Pfizer and Bristol Myers. While the political environment after the U.S. elections appears to have put a near-term damper on the industry, valuation and product pipelines look attractive based on fundamentals.

EQ/EVERGREEN OMEGA PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	38.1%
Health Care	20.5
Consumer Discretionary	17.3
Consumer Staples	8.2
Financials	7.2
Industrials	5.8
Energy	2.1
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,102.30	$4.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,101.90	6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/FI MID CAP PORTFOLIO

PORTFOLIO ADVISER

•	Fidelity Management & Research Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	11.79%	10.26%	5.61%
Portfolio – IB Shares	11.51	10.01	5.48
S&P Mid Cap 400 Index	10.32	10.89	7.44

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees

**	Date of inception 9/1/00

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.79% for the year ended December 31, 2006. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 10.32% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Stock choices within the Consumer Discretionary sector were the largest contributors to relative results. There, the Portfolio benefited from exposure to gaming companies, specialty retailers, and media companies.

•	The Portfolio also benefited from its position in a large producer of potash, which posted strong results amid an environment of higher grain prices.

•

Top-10 holding AT&T was the Portfolio’s largest individual contributor. During the year, investors gained more conviction that AT&T’s recent mergers would be successful and bring sharper focus onto core businesses.

What hurt performance during the year

•

The Portfolio was hurt by a position in a biotechnology company that develops drugs for the treatment of neurological and endocrine-related diseases. The company’s stock declined sharply during the year when the Food and Drug Administration (FDA) issued a non-approval letter for a much-anticipated insomnia drug.

•	Positions in the Technology sector also detracted from performance. There, the Portfolio experienced poor stock selection in the software industry.

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	25.7%
Consumer Discretionary	19.9
Industrials	14.4
Telecommunication Services	10.3
Consumer Staples	6.3
Materials	5.5
Energy	5.2
Financials	5.0
Health Care	4.1
Utilities	0.4
Cash and Other	3.2

Total	100.0%

EQ/FI MID CAP PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,104.00	$3.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,102.20	5.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Fidelity Management & Research Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	12.76%	11.18%	7.61%
Portfolio – IB Shares	12.45	10.89	7.44
Russell Mid Cap Value Index	20.22	15.88	13.67

*	Date of inception 11/24/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.76% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned 20.22% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The Portfolio’s exposure to Telecommunication Services stocks lifted relative return amid industry consolidation activity, signs of a recovery in underlying business fundamentals and improved investor sentiment toward the sector.

•	Good stock selection in the Industrials sector added the most relative performance to the Portfolio.

What hurt performance during the year

•	The Portfolio’s Health Care positions held back relative return the most. Overexposure to this lagging sector worked against relative return.

•

In Information Technology, an above market weighting in weak performing technology hardware stocks was not advantageous even though selected positions outpaced their benchmark counterparts owing to involvement in merger activity or buyouts.

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	19.1%
Consumer Discretionary	16.8
Financials	15.1
Industrials	12.9
Health Care	9.9
Energy	6.8
Consumer Staples	4.9
Materials	3.7
Utilities	3.6
Telecommunication Services	2.7
Cash and Other	4.5

Total	100.0%

EQ/FI MID CAP VALUE PORTFOLIO

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,094.80	$4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38
Class IB
Actual	1,000.00	1,093.30	5.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.65

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the one-half year period).

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Franklin Advisors, Inc.

•	The Portfolio commenced operations on September 15, 2006.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	4.81%
Portfolio – IB Shares	4.74
S&P 500 Index	8.05
Lehman Aggregate Bond Index	2.16

*	Date of inception 9/15/06.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.81% for the period September 15, 2006 through December 31, 2006. The Portfolio’s benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 8.05% and 2.16%, respectively, over the same period.

Portfolio Highlights

For the period September 15, 2006-December 31, 2006

What helped performance during the year

Within the equity portion of the Portfolio:

•

Utilities, representing the largest sector weighting, delivered positive total returns as investors focused on the industry’s solid fundamental conditions, including rising demand for power and renewed efforts to increase capacity and improve infrastructure. Investments that contributed to returns included Public Service Enterprise Group, TECO Energy and Southern Co.

•

Energy minerals stocks also positively impacted Portfolio performance as crude oil prices remained historically high throughout the period. Major integrated oil companies shares including Chevron and ConocoPhillips contributed to the Portfolio’s return.

•

Finance sector investments benefited performance during the period as a wide range of Financials sector stocks increased in value due to expectations of declining interest rates. Above market-average dividend yields at Citigroup, Washington Mutual and Wachovia also contributed to these shares’ attractiveness.

Within the fixed income portions of the Portfolio:

•	The decline in long-term interest rates during the period boosted returns.

•

Non-investment grade credit yield spreads over Treasuries declined during the period, and the Portfolio benefited from several holdings, such as General Motors Acceptance Corp. (GMAC), Qwest Capital Funding and United Rentals, whose credit ratings improved.

•

An emphasis on security selection rather than broad exposure to non-investment-grade corporate bonds contributed to performance. Portfolio holding Chesapeake Energy delivered a positive total return as the company focused on building operations around a core group of onshore North American natural gas assets. Similarly, Charter Communications (CCH I Holdings) benefited from efforts to broaden the services it provides to core cable customers, including digital and high-definition video, high-speed Internet and telephone service.

•

Automotive and auto finance bonds also benefited performance as General Motors (GM) and Ford Motor took steps to improve competitiveness and lower costs through reduced capacity and fewer workers. GM sold a majority stake in GMAC to a third party, which helped improve its credit outlook and contributed to a recent credit rating upgrade by Standard & Poor’s.

What hurt performance during the year

Within the equity portion of the Portfolio:

•	During the relatively short period since inception, there were few meaningful detractors from Portfolio performance.

Portfolio Positioning and Outlook

Our strategy is to invest in bonds and stocks of companies we consider undervalued or out-of-favor. We continue to focus on identifying individual companies that we believe have the potential for income today and significant growth tomorrow.

EQ/FRANKLIN INCOME PORTFOLIO

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
Corporate Bonds	41.5%
Common Stock	35.4
U.S. Government and Agency	23.6
Cash and Other	(0.5)

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on September 15, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06**
Class IA
Actual	$1,000.00	$1,048.10	$3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,047.40	3.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

†	Portfolio commenced operations on September 15, 2006.

**	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Franklin Advisory Services, LLC.

•	The Portfolio commenced operations on September 15, 2006.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	8.74%
Portfolio – IB Shares	8.66
Russell 2500 Value Index	8.91

*	Date of inception 9/15/06.

Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.74% for the period September 15, 2006 through December 31, 2006. The Portfolio’s benchmark, the Russell 2500 Value Index, returned 8.91% over the same period.

Portfolio Highlights

September 15, 2006 — December 31, 2006

What helped performance during the year

•	The Portfolio had one takeover (JLG Industries) at a 33% premium over the prior day’s closing price.

•	The consumer non-durables sector was a top contributor to absolute Portfolio performance mainly due to Brown Shoe, Warnaco Group and Timberland Company.

•	The process industries sector also aided the Portfolio’s performance as shares of Cabot, AptarGroup and RPM International all rose.

What hurt performance during the year

•	Retail trade holdings Christopher & Banks declined and Pier 1 Imports fell.

•	The consumer durables sector also lagged as holdings La-Z-Boy and Briggs & Stratton declined.

Portfolio Positioning and Outlook

We continue to invest in small cap companies that we believe are selling below their underlying worth. Our strategy is to hold a portfolio of fundamentally sound companies purchased at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results. We are confident that the market will provide opportunities for us to exercise our strategy with success.

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Industrials	26.9%
Consumer Discretionary	23.0
Materials	14.2
Financials	11.3
Energy	8.0
Information Technology	4.9
Utilities	2.3
Health Care	2.1
Consumer Staples	1.4
Cash and Other	5.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on September 15, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06**
Class IA
Actual	$1,000.00	$1,087.40	$3.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,086.60	3.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

†	Portfolio commenced operations on September 15, 2006.

**	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO ADVISER

•	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IB Shares	12.16%	8.93%
S&P 500 Index	15.80	14.71

*	Date of inception 5/1/03

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.16% for the year ended December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 15.80% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	This was an active year for mergers and acquisitions, with dozens of successful positions in announced deals completed in the Portfolio.

•	Among the Portfolio’s best performers was Cablevision, which will be taken private by the Dolan family and also paid a cash distribution to shareholders in April.

•	Aztar Corporation was the subject of a dramatic bidding war, won by Columbia Sussex after an initial offer by Pinnacle Entertainment.

•	Many companies in the Industrial and Materials and Food & Beverage sectors saw increasing demand for their products and the stocks were top performers.

What hurt performance during the year

•	There were few negatives in the Portfolio during the year. A handful of media stocks performed poorly, as the Internet becomes a magnet for more advertising dollars.

Portfolio Positioning and Outlook

We are witnessing a new wave of mergers on a global scale. The fundamental drivers are a strong economy, tremendous liquidity, and improved CEO confidence. Our portfolio may benefit from increased activity from strategic buyers, financial acquirers, and private equity money. We expect several trends to continue: more cash acquisitions, hostiles and overbids, more acquisitions by strategic acquirers and by private equity consortiums, continued cross border interest and industry consolidation.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Consumer Discretionary	19.4%
Industrials	11.5
Health Care	11.3
Information Technology	9.3
Financials	8.6
Materials	7.5
Utilities	6.6
Energy	5.7
Consumer Staples	5.0
Telecommunication Services	2.9
Cash and Other	12.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$1,062.00	$7.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.90	7.37

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.45% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO ADVISER

•	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	18.82%	13.33%	14.75%	14.22%
Russell 2000 Value Index	23.48	15.37	13.27	13.59

*	Date of inception 8/1/88

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.82% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 2000 Value Index, returned 23.48% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Among the best performers were gaming stocks, as two long term holdings were the subject of acquisition activity. Aztar Corporation (the Tropicana) was the subject of a bidding war won by Columbia Sussex, and Kerzner International agreed to a going private transaction.

•	Cablevision will be taken private by the Dolan family, which also paid a cash distribution to shareholders in April.

•	Many companies in the Industrial and Materials sectors saw increasing demand for their products and the stocks soared.

What hurt performance during the year

•

There were few negative areas in the Portfolio during the year. The weakest sectors of the market were generally Health Care and Technology despite the fact that the Portfolio was significantly underweight in the two areas.

•	A slowing housing market negatively impacted several of holdings in manufactured and recreational housing.

Portfolio Positioning and Outlook

We expect increased market volatility in 2007. But on balance, the positives remain in place: a solid U.S. economy, strong corporate earnings, low interest rates, moderating inflation, and mountains of liquidity looking for a home. We are witnessing a new wave of mergers on a global scale. Our portfolio may benefit from increased activity from strategic buyers, financial acquirers, and private equity money.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Industrials	31.8%
Consumer Discretionary	22.3
Materials	7.4
Consumer Staples	6.6
Health Care	5.0
Telecommunication Services	4.3
Financials	4.2
Information Technology	3.9
Utilities	3.9
Energy	1.6
Cash and Other	9.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$1,112.30	$6.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.31	5.96

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.17% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO ADVISER

•	BlackRock Financial Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	3.62%	2.89%	4.51%	5.26%
Lehman Brothers Intermediate Government Bond Index	3.84	3.92	5.48	6.15

*	Date of inception 5/1/91

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.62% for the year ended December 31, 2006. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 3.84% over the same period.

***	Effective October 1, 2006, BlackRock Financial Management, Inc. replaced Fund Asset Management L.P. as subadvisor of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	The Portfolio’s performance benefited from positions in mortgage backed securities, particularly holdings in adjustable-rate mortgages (ARMs), and U.S. agency securities.

What hurt performance during the year

•	The Portfolio’s yield curve positioning detracted somewhat from Portfolio performance.

Portfolio Positioning and Outlook

At year end, the Portfolio favored positions in adjustable-rate mortgages and collateralized mortgage obligations. The Portfolio maintained a weighting in asset-backed securities (ABS), with a focus on the auto and credit card subsectors.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

EQ/GOVERNMENT SECURITIES PORTFOLIO

Portfolio Characteristics As of December 31, 2006
Weighted Average Life (Years)	3.9
Weighted Average Coupon (%)	4.7
Weighted Average Modified Duration (Years)*	2.8
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
U.S. Government and Agency	84.9%
Asset Backed Securities	12.3
Corporate Bonds	4.8
Cash and Other	(2.0)

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,038.50	$3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.53	3.72

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 0.73% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management (“MFS”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	25.65%	9.53%	4.93%	6.18%
MSCI EAFE Growth Index	22.33	12.27	5.07	5.52

*	Date of inception 11/18/94

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.65% for the year ended December 31, 2006. The Portfolio’s benchmark, the MSCI EAFE Growth Index, returned 22.33% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Stock selection in the Retailing and Utilities & Communications sectors boosted performance relative to the benchmark. In the Retailing sector, an overweight position in global consumer products company Li & Fung (Hong Kong) contributed to relative returns. In the Utilities & Communications sector, holdings in wireless communications company China Mobile (Hong Kong), electric utility company Iberdrola (Spain), telecommunications company Telenor (Norway), and integrated communications services provider Reliance Communications (India) were among the Portfolio’s top contributors.

•

Several names in the Financials sector had a positive impact on results including financial services firm Bank of Cyprus and banking firm Raiffeisen International Bank Holding (Germany). Avoiding the weak-performing diversified financial services firm Mitsubishi UFJ Financial Group (Japan) also aided relative performance.

•	Stock selection in the Energy and Leisure sectors also bolstered relative returns, although no individual stocks within these sectors were among the Portfolio’s top contributors.

•	Stocks in other sectors that helped results included biopharmaceutical company Actelion (Swiss). Not holding the poor-performing technology investment firm Softbank also enhanced relative returns.

What hurt performance during the year

•	Two consumer finance firms, Aiful (Japan) and Aeno Credit Services (Hong Kong), were among the Portfolio’s largest detractors.

•	A position in microchip and electronics manufacturer Samsung Electronics (South Korea) also dampened results.

Portfolio Positioning and Outlook

The manager employs a strategy that focuses on identifying companies that the manager believes can deliver sustainable long-term revenue and profit growth. The aim is to identify companies that may grow revenues substantially above GDP growth and that may grow faster than their respective industries. In order to assess the sustainability of growth for the companies selected, significant attention is paid to the quality of management and to the company’s competitive positioning within its industry. The manager also looks to identify companies that have business models which have low capital employed, high returns, good cash flow characteristics and possibly an annuity income stream. The geographic and sector weightings are a derivative of our bottom-up stock selection process which seeks to identify companies outside North America that will be able to sustain above market earnings growth. Geographically at year end the Portfolio had a high-teens weighting in the emerging markets and a low-single-digit weighting in North America (Canadian and international exposed U.S. companies) versus being unrepresented in the benchmark. The Portfolio was underweight Europe Ex-UK, UK, Asia Ex-Japan and Japan. On a sector basis, we believe Financials are attractive, particularly asset management companies and emerging market banks. In the Consumer Staples and Retailing sectors, we were exposed to companies with leverage to the emerging consumer class in developing nations. Electronics, semiconductors and semiconductor capital equipment companies comprised the bulk of our overweight position in the Technology sector. In the Leisure sector, we were primarily exposed to gaming and media stocks.

EQ/INTERNATIONAL GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	18.9%
Consumer Discretionary	17.4
Consumer Staples	12.1
Information Technology	11.9
Health Care	9.0
Materials	8.6
Energy	7.8
Industrials	4.7
Telecommunication Services	4.4
Utilities	1.2
Cash and Other	4.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$1,144.40	$8.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.49	7.78

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.53% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Janus Capital Management LLC.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	1.31%	1.53%	(5.48)%
Portfolio – IB Shares	1.17	1.31	(5.61)
Russell 1000 Growth Index	9.07	2.69	(6.70)

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 9/1/00

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.31% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 9.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Holdings within the Energy sector contributed to performance during the period. Occidental Petroleum, aided by high oil prices, advanced and made a solid contribution to performance. Exxon Mobil also posted handsome gains. Similarly, Rio Tinto, a leading metals and mining company headquartered in the U.K., was a solid performer.

•

While select holdings within the Technology sector underperformed, other holdings performed handsomely during the time period. For example, Research In Motion, the manufacturer to wireless data devices, made the largest positive contribution to performance during the year. Apple Computer was another standout performer.

•	On the positive side, the Consumer Discretionary, Consumer Staples, Energy and Financials sectors made positive contributions to performance during the time period.

What hurt performance during the year

•

The two sectors which detracted the most from performance were Health Care and Technology. Both were overweight positions during the year that were negatively impacted by poor stock performance in select holdings.

•

In the Technology sector, Yahoo! was the single largest detractor from performance. The stock was pressured on two fronts during the year. First, the company delayed the launch of its new search monetization algorithm, called Project Panama. Secondly, the company was forced to guide down advertising revenue expectations late in the year due to cancellations in auto and financial ad buys.

•

Also in Technology, Advanced Micro Devices, a manufacturer of microprocessors, sold off on signs of slowing PC sales and concerns that its large rival, Intel, would cut prices again in an attempt to maintain market share until its next generation chips are launched.

•

An overweight position and poor stock performance in Health Care also detracted from performance during the year. Unitedhealth Group declined early in the year after concerns arose in the industry about rising medical costs. Another Health Care position, Medtronic, the manufacturer of medical devices, declined.

•

Another stock that negatively impacted performance was XM Satellite Radio, which declined early in the year after reporting that cost per gross acquisition (CPGA) had increased and new subscriber growth moderated. The financial woes of General Motors, its largest customer, also weighed on the stock.

Portfolio Positioning and Outlook

Looking ahead, we have a constructive outlook for equity prices with moderating economic growth, reasonable valuations and softening energy prices. Demand for equities has remained solid as demonstrated by an active private equity market, which showed little signs of slowing at year end given ample liquidity. Our positive outlook is not without some concerns, however. A rebound in energy prices and a more severe correction in the housing market could push the economy into a more severe slowdown. In closing, we remain focused on identifying large cap companies that we believe have strong fundamentals and solid growth potential. At the end of the period, the Portfolio was overweight in the Financials, Health Care and Technology sectors, and was underweight in the Consumer Staples and Industrials sectors.

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	28.9%
Health Care	22.3
Financials	17.2
Consumer Discretionary	11.5
Consumer Staples	7.4
Energy	5.5
Industrials	5.2
Utilities	1.2
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,067.40	$4.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,066.40	5.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO ADVISER

•	J.P. Morgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	4.28%	4.88%	5.60%
Portfolio – IB Shares	4.01	4.63	5.50
Lehman Brothers Aggregate Bond Index	4.33	5.06	5.87

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.28% for the year ended December 31, 2006. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.33% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Despite a large amount of new issuance and some profit-taking later in the year, an overweight in asset backed securities (ABS) contributed to performance, as the sector experienced strong demand from a broad investor base during the year.

•	Collateralized mortgage-backed spreads generally held firm throughout the year as robust demand, contributed to performance.

•	In the investment-grade corporate sector, led by Financials, hybrids and higher-beta names, the Portfolio benefited from the tightening spreads throughout the second half of the year.

What hurt performance during the year

•	Selected yield curve positions detracted from performance in the second half of the year as the shape of the curve moved opposite to portfolio management’s expectations.

Portfolio Positioning and Outlook

We expect real disposable income to be boosted by bonus and stock option growth in the first quarter of 2007. In addition, low energy prices may continue to support discretionary income. Income growth may lead to a pick-up in consumption, with solid consumer spending continuing through the second quarter. We look for residential construction to pose less of a drag in the first quarter than it was in the fourth, and for the housing market correction to dissipate by the second quarter of 2007. This may set the stage for gross domestic product (GDP) growth to remain solid during the second quarter, despite a small decline in consumption. The prospect of a Federal Reserve ease may fade by the end of the first half, with a mild increase to the Fed funds rate possible by year-end. We anticipate that, over the second half of the year, higher interest rates across the curve will slow growth to the economy’s trend rate of about 2.50% - 2.75%.

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
U.S. Government and Agency	59.3%
Asset Backed Securities	40.0
Corporate Bonds	28.7
Commercial Paper	4.2
Foreign Government Securities	2.1
Cash and Other	(34.3)

Total	100.0%

EQ/JPMORGAN CORE BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2006
Weighted Average Life (Years)	8.5
Weighted Average Coupon (%)	7.5
Weighted Average Modified Duration (Years)*	4.5
Weighted Average Rating	AA+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,049.30	$3.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.28	2.96
Class IB
Actual	1,000.00	1,048.50	4.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.07	4.18

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.58% and 0.82%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO ADVISER

•	J.P. Morgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	20.65%	7.54%	6.48%
Portfolio – IB Shares	20.40	7.31	6.46
Russell 1000 Value Index	22.25	10.86	10.67

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 20.65% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 22.25% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Stock selection was particularly strong in the Energy sector, as underweight positions in Valero Energy and Occidental Petroleum contributed to performance.

•	Stock selection in the Health Care sector also contributed through an overweight position in Sepracor and Pfizer and an underweight in Aetna.

•

The largest contributor to performance was RenaissanceReinsurance Holdings Ltd., the re-insurer. The company reported one of its strongest quarters in its history during the first quarter, as it benefited from low catastrophe losses and strong investment income growth.

What hurt performance during the year

•	Stock selection in the Telecommunications sector detracted from results due to an overweight position in Sprint Nextel and an underweight in BellSouth Corp.

•

Poor stock selection in the Technology and media sectors negatively impacted performance as an overweight position in Affiliated Computer Services and an underweight position in Hewlett-Packard Co. detracted along with media names R.H. Donnelley Corp. and Gannett.

Portfolio Positioning and Outlook

A moderate slowdown in the U.S. economy may ultimately be bullish for risk assets in 2007, but we are, nonetheless, prepared for some fits of economic uncertainty and corresponding bouts of market weakness. At year end, the Portfolio was structured to focus on stock selection as the major source of value added. The Portfolio had a slightly higher expected growth rate than the benchmark, with a lower price-to-earnings (P/E) ratio. The average market capitalization was also slightly above the benchmark, reflecting attractive valuations in larger names after several years of underperforming smaller companies.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	32.4%
Energy	13.3
Industrials	9.1
Health Care	8.2
Consumer Staples	6.6
Utilities	6.2
Telecommunication Services	6.1
Consumer Discretionary	5.9
Information Technology	5.3
Materials	3.9
Cash and Other	3.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,150.80	$3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,148.40	5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Legg Mason Capital Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	7.12%	9.74%
Portfolio – IB Shares	6.81	9.44
S&P 500 Index	15.80	14.56

*	Date of inception 10/3/05.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.12% for the year ended December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 15.80% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Strong security selection in Utilities was amplified by an overweight position in the sector.

•	The Portfolio’s absence from the underperforming Consumer Staples sector contributed to results.

•	From an individual security perspective, the most significant contributors included Qwest, AES Corp., DirecTV, Sears Holdings, and JP Morgan.

What hurt performance during the year

•

Negative contribution from security selection was the primary driver of underperformance for the year. The Portfolio was hurt most dramatically by stock choices in Health Care and Information Technology, and to a smaller extent by investments in Consumer Discretionary and Telecommunication Services.

•	From an individual security perspective, the most significant detractors included Yahoo!, eBay, Sprint Nextel, Amazon.com, and UnitedHealth Group.

Portfolio Positioning and Outlook

We have been encouraged by the Portfolio’s ability to rebound since August, and we believe the attractive valuation profile of large and mega cap U.S. stocks, particularly those on the growth end of the scale, as reason for optimism for Value Equity investors going forward. Generally speaking, we made no significant adjustments to the Portfolio’s composition during the year.

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Consumer Discretionary	30.8%
Information Technology	20.9
Financials	14.6
Health Care	11.9
Telecommunication Services	9.0
Industrials	7.5
Utilities	5.0
Cash and Other	0.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,121.60	$4.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,120.60	5.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO ADVISERS

•	BlackRock Financial Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	2.08%	6.29%	6.76%	8.99%
Portfolio – IB Shares	1.82	5.98	6.38	8.33
Lehman Brothers Long Government/Credit Bond Index	2.71	7.38	7.72	10.08

*	Date of inception 3/20/85

**	Date of inception 4/29/05. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.08% for the year ended December 31, 2006. The Portfolio’s benchmark, the Lehman Brothers Long Government/Credit Bond Index, returned 2.71% over the same period.

***	Effective October 1, 2006, BlackRock Financial Management, Inc. replaced Fund Asset Management L.P. as subadvisor of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	The Portfolio’s positions in mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) enhanced performance for the 12-month period.

•	The Portfolio’s short duration relative to its benchmark also benefited Portfolio results.

What hurt performance during the year

•	An underweight position in the corporate sector detracted from Portfolio performance during the year.

Portfolio Positioning and Outlook

At year end, the Portfolio’s had a relatively short duration and overweights in MBS and CMBS. The Portfolio’s positions in asset-backed securities (ABS) had a focus on non-prepayment-sensitive issues and on the auto and credit card subsectors. In addition, the Portfolio had increased interest rate sensitivity and reduced sensitivity to declining credit quality. Investors who expect Federal Reserve interest rate cuts during the first half of 2007 assume that monetary stimulus is needed to prevent further deterioration in the U.S. economy. In our view, the Federal Reserve will see no need to provide additional stimulus. Strong net issuance across a wide variety of debt markets, including the residential mortgage market, suggests to us that access to credit remains relatively easy.

EQ/LONG TERM BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
U.S. Government and Agency	64.1%
Corporate Bonds	20.4
Asset Backed Securities	13.7
Foreign Government and Supranational Securities	0.1
Cash and Other	1.7

Total	100.0%

Portfolio Characteristics As of December 31, 2006
Weighted Average Life (Years)	16.5
Weighted Average Coupon (%)	5.6
Weighted Average Modified Duration (Years)*	9.3
Weighted Average Rating	AA+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,075.60	$2.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.33	2.91
Class IB
Actual	1,000.00	1,074.50	4.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.07	4.18

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.57% and 0.82%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISERS

•	Lord Abbett & Co. LLC.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	17.48%	15.00%
Portfolio – IB Shares	17.26	14.76
Russell 1000 Value Index	22.25	18.65

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.48% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 22.25% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Comcast Corp., a cable and entertainment provider, reported a strong profit increase for the second and third quarters of 2006, exceeding analysts’ expectations. Profits were fueled by the company’s acquisition of Adelphia’s cable properties, which investors viewed positively.

•	Schlumberger and Baker Hughes performed well during the period, as demand for their oil services increased and drilling and oil production increased throughout the world.

•	Emerson Electric and Parker Hannifin, both industrial equipment companies, experienced a strong increase in demand for their respective products, especially during the first half of 2006.

What hurt performance during the year

•

Teva Pharmaceutical, a generic drug manufacturer, was negatively impacted by Merck’s decision to lower the price of Zocor, a drug that was going off patent of which Teva was to produce the generic version.

•

Boston Scientific, a medical instrument and supply company, declined during the period as uncertainty rose following the company’s recall of pacemakers and defibrillators, a risk exposure associated with the acquisition of Guidant in April 2006.

•	Stock selection within the materials and processing sector also detracted as gold stock Newmont Mining underperformed due to issues surrounding its mines abroad.

Portfolio Positioning and Outlook

We recently completed another year of what is now a four-year bull market. Rising stock prices in the U.S. and abroad have been primarily driven by increased profits, strong fundamentals, and support from benign inflation and interest rates. However, we do not expect profits to sustain their current growth rates and believe single digit profit growth is more likely going forward. Although we do not anticipate a major decline, we do expect revenue and earnings growth to slow moderately.

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	20.4%
Consumer Staples	17.5
Health Care	13.4
Energy	10.4
Industrials	10.2
Utilities	7.3
Materials	6.3
Consumer Discretionary	4.3
Telecommunication Services	3.6
Information Technology	2.9
Cash and Other	3.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,116.10	$4.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,116.10	5.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO ADVISERS

•	Lord Abbett & Co. LLC.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	12.92%	12.30%
Portfolio – IB Shares	12.63	12.02
Russell 1000 Index	15.46	15.58

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.92% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Index, returned 15.46% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	The greatest contributor to relative performance was Comcast Corp., as it continued to benefit from improving subscriber growth and profitability.

•	Next, Exxon Mobil Corporation helped performance as the Energy stocks anticipated a rebound due to continued high Energy prices.

•	Finally, Monsanto Company positively impacted performance as the company continued to take market share in the agricultural seed business.

What hurt performance during the year

•	Newmont Mining Corp., a gold exploration and production company, negatively impacted performance after lowering its 2006 earnings per share estimates due to higher cost and lower production guidance.

•	St. Jude Medical hurt performance after failing to reach earnings per share expectations throughout the year.

•

QUALCOMM, Inc. suffered primarily due to a patent dispute with Nokia. In addition, the European Commission also began investigating QUALCOMM’s licensing fees after receiving complaints from handset makers and competing chip manufacturers.

Portfolio Positioning and Outlook

At year end, we had an overweight in the Health Care sector due to the attractive valuations, favorable growth prospects, and improving new drug product pipelines we see. In our opinion, the demographic trends are excellent for demand not only in the U.S. but most major industrial countries. We also had an underweight in the Financials sector, reflecting our concerns about extended valuations, narrowing bank profits and overcapacity in the banking industry. An underweight in the Technology sector was in place, attributable to relatively high valuations combined with our growing fundamental concerns about over capacity and weakening profits in the sector.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Consumer Staples	18.2%
Health Care	16.7
Financials	13.4
Industrials	12.2
Information Technology	11.9
Energy	6.4
Materials	5.4
Consumer Discretionary	5.1
Utilities	4.6
Telecommunication Services	2.7
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,099.50	$3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,097.60	5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISERS

•	Lord Abbett & Co. LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	12.66%	16.01%
Portfolio – IB Shares	12.37	15.72
Russell Mid Cap Value Index	20.22	21.23

*	Date of inception 4/29/05.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.66% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned 20.22% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Within the Utilities sector, Qwest Communications was the strongest contributor. Strong profits in the first half of the year and expanding margins lead the Telecommunications company to a successful year.

•

Cummins, an engines component producer, was the largest contributor within the Producer Durables sector. Overall, the stock gained ground during the year, with a spike in October just after the company announced it would be raising prices on commercial generators, a move that analysts expect will raise EPS in 2007.

•

One of the largest overall contributors to performance during the year was OfficeMax. Shares of this office supply company soared after the company released strong first quarter earnings reports which greatly exceeded analysts’ expectations. Investors continued to recognize the successful implementation of management’s margin expansion through the year.

What hurt performance during the year

•

Conseco, an insurance holding company, had to decrease its 2006 earnings expectations after a large legal settlement swung it into a loss for the second quarter. The company also suffered from higher than expected claims, which strained the run-off segment.

•

Within the Health Care sector, another significant detractor was Bausch & Lomb, an eye care company that saw shares tumble in March and April after users of its contact lens solution reported developing a rare eye fungus.

•

The largest overall detractor from performance during the year was Dana Corp, an auto parts supplier. Shares slid in the beginning of the year after the company reported significantly lower-than-expected quarterly earnings and continued to suffer after filing for bankruptcy in March.

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Consumer Discretionary	20.2%
Information Technology	14.4
Materials	13.2
Financials	10.2
Utilities	9.0
Industrials	8.4
Health Care	6.3
Telecommunication Services	5.7
Energy	5.4
Consumer Staples	3.6
Cash and Other	3.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,115.60	$4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,114.70	5.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO ADVISER

•	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.
Portfolio – IA Shares	9.55%	9.37%	11.28	%*
Portfolio – IB Shares	9.35	9.18	11.26	**
Russell 1000 Growth Index	9.07	2.69	3.21	**

*	Date of inception 10/2/02

**	Date of inception 8/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.55% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 9.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year:

•

Stock selection and an emphasis in the Financials sector benefited the Portfolio. Goldman Sachs Group, UBS AG, Industrial & Commercial Bank of China, Chicago Mercantile Exchange, and Lehman Brothers Holdings each posted strong gains.

•	Stock selection and emphasis in the Consumer Services industry, including Wynn Resorts Ltd., Las Vegas Sands, MGM Mirage and Starbucks was another area of strength for the Portfolio.

•	Maintaining little or no exposure to the Semiconductor & Semi Equipment industry group benefited the Portfolio, as the industry group was a weak performer for the benchmark.

•	Certain other individual positions, including Comcast, Lockheed Martin, and Toyota Motor each had material, positive impacts on performance results.

What hurt performance during the year:

•

Decisively the largest negative factor was the Portfolio’s holdings and overweighted posture in the Health Care sector. Price declines in UnitedHealth Group, Genentech, Zimmer Holdings and Medtronic were exacerbated by the Portfolio’s emphasis in the sector, which was a relatively weak performer for the benchmark.

•	Technology Hardware & Equipment companies Apple Computer, Texas Instruments, QUALCOMM, and Motorola each posted negative returns.

•	The Portfolio’s emphasis and specific holdings in the homebuilding and home improvement-related retailers detracted from performance results, including Home Depot, Lowe’s Companies, and Lennar Corp.

•	Energy-related investments were a further area of weakness

Portfolio Positioning and Outlook

The Portfolio’s sector allocations as of December 31, 2006 emphasized Consumer Discretionary, Financials, Health Care and Industrials companies. Relative to the benchmark, the Portfolio was significantly overweighted in the Consumer Discretionary and Financials sectors and underweighted in the Information Technology and Consumer Staples sectors. The Portfolio had little or no exposure to areas such as Utilities and Telecommunications Services.

EQ/MARSICO FOCUS PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Consumer Discretionary	29.5%
Financials	21.6
Health Care	14.1
Industrials	13.2
Consumer Staples	6.3
Materials	4.7
Information Technology	3.3
Energy	2.5
Cash and Other	4.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,091.00	$4.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,090.30	6.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	BlackRock Investment Management LLC***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	21.18%	8.75%	11.18%
Portfolio – IB Shares	20.90	8.52	11.06
Russell 1000 Value Index	22.25	10.86	10.67

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 21.18% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 22.25% over the same period.

***	Effective October 1, 2006, BlackRock Investment Management LLC replaced Fund Asset Management L.P. as subadvisor of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	The Portfolio’s performance versus the benchmark benefited from stock selection in the Information Technology and Consumer Discretionary sectors.

•	An underweight position in Financials also had a positive impact on the relative return.

What hurt performance during the year

•	The comparative performance was hindered by security selection in Materials, Energy, Financials and Consumer Staples.

•	An underweight in Energy and overweights in Materials and Information Technology also detracted from the relative return for the period.

Portfolio Positioning and Outlook

We believe the policy of the Federal Reserve Board (Fed) thus far has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a moderate pace. We are encouraged by the economy, which has led to healthy corporate profits, strong corporate balance sheets, and an active merger-and-acquisition landscape. This backdrop has translated into a healthy U.S. equity market. We believe these factors should remain in place but are mindful that weakness in the housing market could lead to a slower rate of growth for the economy in the future. In addition, the economy may not yet have felt the true impact of the 17 increases in the target federal funds rate by the Fed between June 2004 and June 2006. Finally, the political change in Congress during the mid-term elections in November 2006 also may create new uncertainties regarding policy changes. Given this possible outlook, at year end we had migrated toward the larger end of the market capitalization spectrum. In our opinion, large-capitalization companies offer a more compelling value proposition as we enter a potentially slower phase of the economic recovery. In an environment of slower, non- recessionary growth, the markets may gravitate towards larger-capitalization companies with earnings streams that are relatively predictable given the diversification of their increasingly global businesses. These companies also are generating large amounts of free cash flow, deploying it in shareholder-friendly ways, and trade at very modest valuation levels, in our opinion. Additionally, the depreciation of the U.S. dollar, a by-product of the economic slowdown, also helps exporting companies.

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	25.2%
Consumer Discretionary	12.1
Industrials	11.1
Information Technology	10.4
Energy	9.7
Health Care	8.5
Consumer Staples	8.3
Telecommunication Services	6.3
Materials	4.8
Utilities	0.9
Cash and Other	2.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,157.50	$3.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.78	3.47
Class IB
Actual	1,000.00	1,156.50	5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.52	4.74

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.68% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO ADVISER

•	BlackRock Investment Management International Limited***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	25.98%	12.85%	10.57%
Portfolio – IB Shares	25.66	12.59	10.43
MSCI EAFE Index	26.34	14.98	8.10

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 25.98% for the year ended December 31, 2006. The Portfolio’s benchmark, the MSCI EAFE Index, returned 26.34% over the same period.

***	Effective October 1, 2006, BlackRock Investment Management International Limited replaced Fund Asset Management International Limited as subadvisor of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	The Portfolio’s performance for the year versus the benchmark benefited from stock selection in the Industrials, Materials, Consumer Discretionary and Information Technology sectors.

•	An underweight position in Health Care also enhanced the relative return.

•	In addition, stock selection in Japan, France, Finland and the U.K. contributed positively to the relative performance for the year.

What hurt performance during the year

•	The Portfolio’s comparative performance was hindered somewhat by security selection in Financials and Telecommunication Services during the period.

•	An underweight in Materials and an overweight in Energy also had a negative impact on the relative return.

•	Stock selection in Australia detracted slightly from the performance versus the benchmark.

Portfolio Positioning and Outlook

At year end, the Portfolio was overweight in Financials, automobile manufacturers and Energy and underweight in defensive sectors such as pharmaceuticals; food, beverage and tobacco; food retail; media; consumer durables; and apparel. We maintain our strategy of investing in stocks that we believe have relatively low valuations.

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	39.3%
Consumer Discretionary	10.4
Energy	10.1
Industrials	8.0
Telecommunication Services	6.8
Materials	6.0
Utilities	4.3
Health Care	3.1
Information Technology	3.0
Consumer Staples	1.4
Cash and Other	7.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,115.80	$5.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,114.40	6.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	8.03%	2.64%	5.92%
Portfolio – IB Shares	7.77	2.37	5.77
Russell 3000 Growth Index	9.46	3.02	4.97

*	Date of inception 11/28/98

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.03% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 3000 Growth Index, returned 9.46% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Stock selection in the Financial Services sector boosted relative performance. Netherlands-based stock exchange Euronext and derivatives exchange Chicago Mercantile Exchange were among the Portfolio’s top contributors.

•

Stock selection and an overweight position in the robust Utilities and Communications sector also had a positive effect on the Portfolio’s relative returns. Broadcast and communication tower management firm American Tower and Latin America wireless communications company America Movil bolstered results.

•

Other stocks that added to relative performance included casino resorts operator Las Vegas Sands and biopharmaceutical company Celgene. An underweighted position in poor-performing semiconductor company Intel also helped.

What hurt performance during the year

•

Stock selection in the Technology sector hurt performance relative to the benchmark, including Internet search engine Yahoo, network equipment manufacturer Juniper Networks, network chip maker Marvell Technology Group, and flash memory storage products maker SanDisk.

•

Stock selection in the Health Care sector also had a negative impact on relative returns. Medical device maker Advanced Medical Optics and cardiovascular medical devices maker St. Jude Medical were significant detractors

•

An underweighted position in the strong-performing industrial goods and services sector dampened relative performance. An overweight position in Industrial automation products maker Rockwell Automation was one of the Portfolio’s largest detractors as the stock underperformed the benchmark.

•	Stocks in other sectors that hindered results included online auctioneer eBay, multimedia image provider Getty Images, and specialty apparel retailer Chico’s.

Portfolio Positioning and Outlook

The Portfolio is an actively managed, research driven U. S. multi-cap growth Portfolio. The manager seeks to identify companies that can produce sustainable, superior earnings growth for greater than three years. The manager will consider the magnitude and sustainability of growth when applying valuation analysis and is willing to accept richer valuations if warranted. At year end, we find the Financial Services sector to be attractive, particularly the asset managers. In the Special Products and Services sector we are positioned to take advantage of the recurring revenue business models in the data and transaction processing companies. In the Leisure sector we are primarily exposed to gaming and media stocks. And finally in the Health Care sector biotech, medical technology and European pharmaceutical companies account for a significant portion of our allocation.

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	31.5%
Consumer Discretionary	17.0
Health Care	15.8
Financials	9.4
Industrials	7.0
Energy	6.4
Consumer Staples	3.6
Telecommunication Services	3.7
Materials	1.7
Cash and Other	3.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,090.00	$4.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,089.10	5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.30

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	13.22%	5.64%	2.19%
Portfolio – IB Shares	12.92	5.38	2.08
S&P 500 Index	15.80	6.19	3.42

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.22% for the year ended December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 15.80% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The Consumer Staples, Industrial Goods and Services, and Special Products and Services sectors were the top contributors to performance relative to the benchmark. Stock selection played a major role in each case.

•

In the Consumer Staples sector, household products manufacturer Reckitt Benckiser and alcoholic drinks producer Diageo were among the Portfolio’s top relative performers. Reckitt Benckiser delivered strong sales growth over the period.

•

Within the industrial goods and services sector, defense contractor Lockheed Martin and industrial manufacturer Caterpillar boosted relative returns. Shares of Lockheed Martin gained from strong revenue growth, improved margins and key contract awards over the period. Not owning diversified industrial conglomerate General Electric also benefited results.

•

In the special products and services sector, billing software company Amdocs contributed to relative returns. Amdocs’ shares increased because the company reported stronger-than-expected earnings during the fiscal year and offered a positive outlook for 2007.

•

Stocks in other sectors that helped relative results included investment banking firm Goldman Sachs Group, discount department store Kohl’s, network equipment company Cisco Systems, and software giant Oracle.

What hurt performance during the year

•

A combination of stock selection and an underweighted position in the Utilities and Communications sector held back relative performance. In particular, not owning strong-performing Telecommunications companies AT&T and Bellsouth hindered results.

•

In the Health Care sector, it was a combination of stock selection and an overweighted position that had a negative impact on relative returns. Biotechnology firm Amgen and generic drug manufacturer Teva Pharmaceutical were among the Portfolio’s top detractors.

•	Stock selection in the Leisure sector dampened relative results, though no individual stocks in this sector were among the Portfolio’s top detractors.

•

Specialty apparel retailer Chico’s was the Portfolio’s top detractor. Chico’s shares came under pressure following tepid same store sales results and weaker-than-expected financial guidance. Other detractors included data storage systems provider EMC Corp., energy exploration and production company EOG Resources, flash memory storage products maker SanDisk, and financial services firms SLM Corp. (Sallie Mae) and Legg Mason.

EQ/MFS INVESTORS TRUST PORTFOLIO

Portfolio Positioning and Outlook

We focus on large-cap, higher-quality companies which we believe have sound earnings growth at reasonable valuations. On the margin, we are finding opportunities in better than average growth companies as the valuation gap between “growth” and “value” stocks remains narrow. We continue to be quite cognizant of the dividend yield of the Portfolio but are not finding many significant opportunities in typically higher yielding sectors given our fundamental outlook and high valuations. Turning to year end positioning, the Portfolio’s largest sector overweight is Consumer Staples where we’ve specifically drawn on MFS research both in the U.S. and abroad. We are also overweight in Health Care where we have a favorable view on the long term demographic trends and innovation, the improving profitability of the business models, as well as current valuations. We have found selective opportunities among pharmaceuticals with longer-term pipeline opportunities and attractive valuations. Within Financial Services we are underweight among regional banks where we are concerned about a much more difficult revenue growth environment, the inevitable rise of credit costs, lack of low cost deposit growth as well as relative valuations. We have decent exposure in insurance and brokers and asset managers. We are significantly underweight the Utilities and Communications sector given valuations, particularly among electric utilities.

Sector Weightings as of 12/31/06	% of Net Assets
Financials	21.0%
Information Technology	17.1
Health Care	15.8
Consumer Staples	11.8
Consumer Discretionary	10.9
Energy	10.2
Industrials	7.0
Materials	3.0
Utilities	1.8
Telecommunication Services	0.6
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,124.40	$3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,122.50	5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO ADVISER

•	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	4.72%	2.18%	3.66%	5.85%
Portfolio – IB Shares**	4.46	1.92	3.40	5.59
3-Month Treasury Bill Index	4.85	2.43	3.80	6.05

*	Date of inception 7/13/81

**	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.72% for the year ended December 31, 2006. The Portfolio’s benchmark, the 3-Month Treasury Bill Index, returned 4.85% over the same period.

Portfolio Highlights

For the year ended December 31, 2006.

For the first half of the fiscal year ending December 31, 2006, the Federal Reserve continued on the monetary policy-tightening course it had begun in 2004. The Federal Reserve raised the overnight federal funds rate, moving it from 4.00% at the beginning of the period up to 5.25% by the conclusion of the June meeting. Overall economic activity was strong with healthy monthly employment growth and relatively low rates of unemployment.

The outlook for inflation was more worrisome. While the sharp run-up in energy prices made most of the headlines, there were also significant price increases in many other base commodity prices. The continued growth in the U.S. combined with signs of economic recoveries in Europe and Japan and the explosion of growth in China and India led to fears of higher price levels becoming embedded into the core rate of inflation.

Despite their worry about inflation, the Federal Reserve, at its August meeting, decided to take no policy action. By that time it had become clear that U.S. economic growth was slowing, led by a downturn in the residential housing market. The Federal Reserve also cited the inherent lag in monetary policy which was beginning to have an effect after two years of tightening.

In this environment of higher rates for the first part of the reporting period, we attempted to maintain a fairly defensive posture for the Portfolio. This allowed us to take advantage of higher rates as they became available. After the Federal Reserve paused in its tightening, we did some extension of our maturities as we expected the Federal Reserve to remain on hold for the balance of 2006.

Portfolio Positioning and Outlook

The Federal Reserve has stated that future policy actions will depend on incoming data. It remains to be seen how the housing slowdown affects overall consumer behavior. Any steep drop in consumer-driven economic activity could cause the Federal Reserve to reverse some of their last tightening steps. Conversely, while the energy markets have retreated from their recent peaks, production disruptions remain a threat. Any ensuing commodity price increases could lead to higher core inflation levels, which might necessitate an appropriate tightening response on the part of the Federal Reserve.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

EQ/MONEY MARKET PORTFOLIO

Maturity Weightings As of December 31, 2006
1-30 days	30.1%
31-60 days	31.0
61-90 days	22.2
91-120 days	7.1
>120 days	9.6

100.0%

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
Commercial Paper	86.1%
Time Deposit	3.3
Certificates of Deposit	2.9
Corporate Bonds	7.8
Cash and Other	(0.1)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,024.80	$2.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.84	2.40
Class IB
Actual	1,000.00	1,023.50	3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.47% and 0.72%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	8.20%	1.36%	1.54%
Portfolio – IB Shares	7.91	1.25	1.47
Russell 1000 Growth Index	9.07	2.69	0.09

*	Investment operations commenced with respect to Class IA shares on December 13, 2004. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.20% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 9.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The primary areas of strength included stock selection in the Energy and Information Technology sectors. Positions in oilfield service companies Schlumberger, Baker Hughes and integrated oil company ConocoPhillips were significant positive contributors to the Portfolio’s results.

•

Stock selection in Information Technology companies such as Research In Motion, the manufacturer and service provider for Blackberry hand-held devices; Google, the Internet search provider; and Hewlett-Packard had a significant positive effect.

•	Positions in Consumer Discretionary companies Kohl’s and McDonalds and Consumer Staples companies Procter & Gamble and Colgate Palmolive resulted in positive contributions as well.

What hurt performance during the year

•

The Health Care sector was the most significantly underperforming sector with Biotechnology company Genentech, implantable device manufacturer Medtronic, and Eli Lilly & Co. detracting from performance.

•

Several holdings in the Industrial sector, specifically Caterpillar Inc, 3M Co., and United Parcel Service, detracted as well. This was compounded by not owning several strong performers in the sector, United Technologies, Boeing, and Lockheed Martin.

Portfolio Positioning and Outlook

While a technical correction in the stock market could occur during the first half of 2007 after the market’s strong finish in 2006, we have a positive outlook for the year. We believe the global economy will continue to advance and that world inflation will be relatively low. Moderate inflation trends may allow central bankers throughout the world to be supportive of economic growth, and cyclical risks to growth may be fairly subdued. We believe the outlook for high quality large capitalization growth stocks is very good. If the Federal Reserve succeeds in slowing the economy to a non-inflationary growth rate, these companies’ reliable and above average earnings growth rates may become increasingly attractive in the more challenging corporate profit environment that may develop. Their domestic based earnings may do relatively well in a slowing U.S. economy, and in our opinion they are well positioned to benefit from better growth prospects abroad and a lower dollar. We continue to anticipate a significant market rotation into the large capitalization high quality growth companies. Once that rotation does begin, we believe it could last for an extended period of time. We believe we stand at the cusp of a major change in the climate for both risk and growth which may provide a meaningful opportunity for high quality large-cap growth companies.

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	23.4%
Consumer Staples	19.2
Energy	14.2
Health Care	12.9
Industrials	10.1
Financials	9.7
Consumer Discretionary	8.9
Cash and Other	1.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,079.80	$4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,079.10	6.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO ADVISER

•	Franklin Mutual Advisers, LLC

•	The Portfolio commenced operations on September 15, 2006.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	7.59%
Portfolio – IB Shares	7.51
S&P 500 Index	8.05

*	Date of inception 9/15/06.

Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.59% for the period September 15, 2006 through December 31, 2006. The Portfolio’s benchmark, the S&P 500 Index, returned 8.05% over the same period.

Portfolio Highlights

For the period September 15, 2006-December 31, 2006

What helped performance during the year

•	The largest contributor to Portfolio performance was equity holdings, most notably U.S. holdings.

•

An investment in Berkshire Hathaway was the largest contributor to the Portfolio’s performance. Berkshire Hathaway is a holding company with substantial operations in insurance and re-insurance. Berkshire’s shares benefited from the strong pricing environment that followed the catastrophic 2005 hurricane season.

•

Weyerhaeuser is a large U.S. integrated forest products company, with significant timber holdings in the U.S. and Canada and substantial lumber, homebuilding, containerboard and white paper operations. Weyerhaeuser’s shares performed well as the company sought to enhance its value through merging its white paper division with Domtar, restructuring its containerboard division and considering tax-efficient corporate structures in which to place its timber holdings.

•

Time Warner, a leading global media and entertainment company, saw its shares appreciate during the reporting period, in part reflecting the company’s financial and portfolio re-engineering actions. These included a share repurchase program, aggressive cost-cutting measures and review of the company’s portfolio for potential asset sales where private market valuations were significantly higher than those in the public market.

What hurt performance during the year

•

Shares of Pfizer, a large, research-based, global pharmaceuticals company, underperformed after clinical trials indicated an increase in cardiac events for Torcetrapib, a follow-on drug to the company’s leading product, Lipitor.

•	Japanese consumer loan company Takefuji’s shares declined after government officials discussed imposing a cap on interest rates that can be charged to consumers.

•	Shares of British American Tobacco (BAT), the world’s second-largest cigarette manufacturer, were weak after Reynolds American, which is 42% owned by BAT, experienced some supply chain issues.

Portfolio Positioning and Outlook

At period-end, the Portfolio had a relatively high level of international exposure, primarily in developed markets. As major companies grow more global in their approach to doing business and capital increasingly ignores international borders, we believe valuation discounts applied to internationally domiciled companies will continue to shrink. Going into 2007, we believe that recent stock market gains domestically and abroad have made it more difficult to find attractive investment opportunities. As long-term investors, we view this as a normal phenomenon.

EQ/MUTUAL SHARES PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	29.5%
Consumer Staples	15.1
Consumer Discretionary	11.2
Industrials	7.9
Materials	7.7
Health Care	4.5
Telecommunication Services	4.1
Energy	3.4
Information Technology	2.9
Utilities	2.7
Cash and Other	11.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on September 15, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06*
Class IA
Actual	$1,000.00	$1,075.90	$3.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,075.10	3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

†	Portfolio commenced operations on September 15, 2006.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO ADVISER

•	OppenheimerFunds, Inc.

•	The Portfolio commenced operations on August 31, 2006.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	10.07%
Portfolio – IB Shares	10.01
MSCI World Index	9.66

*	Date of inception 8/31/06.

Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.07% for the period August 31, 2006 through December 31, 2006. The Portfolio’s benchmark, the MSCI World Index, returned 9.66% over the same period.

Portfolio Highlights

For the period August 31, 2006-December 31, 2006

What helped performance during the year

•	Performance had strong contributions from Information Technology holdings as well as stocks from the Financials, Energy and Consumer Discretionary sectors.

•	Relative to the benchmark, the Portfolio outperformed in Sweden and the U.K. Primary drivers there included sizable bets in H&M, Ericsson, and Vodafone.

•	During the reporting period, the largest contributors of performance in terms of sectors were Consumer Discretionary, Consumer Staples and Energy.

What hurt performance during the year

•	The Portfolio had some significant under performances from Advanced Micro Devices (AMD) and Corning.

Portfolio Positioning and Outlook

In our opinion, markets have shrugged off woes prominent during the summer in splendid fashion. Cyclical opinions appear nearly unanimous that global growth will deteriorate modestly. Hence, we remain focused on unearthing what we believe are long-term structural growth stocks. These companies are characterized by businesses in long tail growth segments with high barriers to entry and commensurate rich returns on capital employed. The global consensus seems favourable towards equities, which makes us naturally cautious. However, from a bottom-up standpoint, at year end the Portfolio owned large positions in many rapidly-growing companies where the future opportunity appears significantly undervalued. The Portfolio was also diversified across a range of industries, geographies and businesses.

EQ/OPPENHEIMER GLOBAL PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	25.2%
Consumer Discretionary	17.8
Financials	16.1
Health Care	10.0
Industrials	9.3
Consumer Staples	7.7
Energy	5.9
Telecommunication Services	3.7
Utilities	0.6
Materials	0.4
Cash and Other	3.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on August 31, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06**
Class IA
Actual	$1,000.00	$1,100.70	$3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,100.10	4.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

†	Portfolio commenced operations on August 31, 2006.

**	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO ADVISER

•	OppenheimerFunds, Inc.

•	The Portfolio commenced operations on August 31, 2006.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	8.92%
Portfolio – IB Shares	8.82
Russell 3000 Index	9.52

*	Date of inception 8/31/06.

Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.92% for the period August 31, 2006 through December 31, 2006. The Portfolio’s benchmark, the Russell 3000 Index, returned 9.52% over the same period.

Portfolio Highlights

For the period August 31, 2006-December 31, 2006

What helped performance during the year

•	Stock selection in the Energy and Financials sector was the leading contributor to relative performance.

What hurt performance during the year

•

Much of the weakness in performance over the reporting period can be attributed to the Portfolio’s market cap allocation strategy: mid-cap stocks, which had very strong November returns, were underweighted, and mega-cap stocks, which had the best returns in October and December, were overweighted. The large rebound in mid-cap stocks in November eclipsed the solid mega-cap returns in October and November.

Portfolio Positioning and Outlook

At the end of December 2006, the top ten overweights were in mega-cap and large-cap stocks. The shift in the quantitative models that we rely on resulted in some sector rotation. In December 2006, we were net buyers of Information Technology, Health Care and Energy. Conversely, the biggest net sells in the Portfolio were in Industrials and Consumer Staples.

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	20.3%
Financials	19.7
Consumer Discretionary	14.7
Health Care	11.4
Industrials	10.8
Energy	7.8
Consumer Staples	5.2
Telecommunication Services	4.4
Materials	4.2
Utilities	0.5
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on August 31, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06*
Class IA
Actual	$1,000.00	$1,089.20	$3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,088.20	4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

†	Portfolio commenced operations on August 31, 2006.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO ADVISER

•	OppenheimerFunds, Inc.

•	The Portfolio commenced operations on August 31, 2006.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	9.34%
Portfolio – IB Shares	9.25
Russell 2000 Index	9.81

*	Date of inception 8/31/06.

Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.34% for the period August 31, 2006 through December 31, 2006. The Portfolio’s benchmark, the Russell 2000 Index, returned 9.81% over the same period.

Portfolio Highlights

For the period August 31, 2006-December 31, 2006

What helped performance during the year

•	In the Financials sector, the Portfolio’s underweighted position as well as stock selection helped boost its relative performance.

•	Both valuation and momentum factors supported high rankings for stocks in the Basic Materials sector, leading to an overweighted position in one of the market’s better performing areas.

•	An underweight position in the Health Care sector was also additive.

What hurt performance during the year

•	Micro-cap stocks, which were underweighted in the Portfolio, were the best performers in December.

•

Simply put, stocks that had done well over the first half of the year fared relatively poorly over the second half. A number of Industrial and Energy companies with strong momentum characteristics lagged the averages during the latter half of the year as the U.S. economy slowed and commodity prices fell.

•	Stock selection in Consumer Staples also detracted on a relative basis.

Portfolio Positioning and Outlook

Our analysis of both valuation and momentum factors have supported high rankings for stocks in the basic materials sector, leading to an overweighted position at year end. Our quantitative investing approach is based on our stock selection models and portfolio construction methods that attempt to produce excess returns without taking a lot of risk.

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	24.2%
Consumer Discretionary	18.4
Industrials	16.5
Financials	11.7
Materials	8.9
Health Care	8.3
Energy	4.6
Consumer Staples	2.4
Telecommunication Services	1.7
Utilities	1.6
Cash and Other	1.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on August 31, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06*
Class IA
Actual	$1,000.00	$1,093.40	$3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,092.50	4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

†	Portfolio commenced operations on August 31, 2006.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO ADVISERS

•	Pacific Investment Management Company, LLC.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IB Shares	0.44%	3.76%
Lehman Brothers U.S. TIPS Index	0.41	7.19

*	Date of inception 1/24/02

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.44% for the year ended December 31, 2006. The Portfolio’s benchmark, the Lehman Brothers U.S. TIPS Index, returned 0.41% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Above benchmark duration contributed to performance as nominal yields fell.

•	Modest exposure to longer maturity nominal bonds were also additive, as the nominal yield curve continued to flatten.

•	An emphasis on mortgages added to performance.

•	Exposure to the euro was beneficial, as it gained versus the U.S. dollar on a favorable interest rate differential.

What hurt performance during the year

•	Exposure to Treasury Inflation Protected Securities (TIPS) detracted, as they underperformed like duration nominal bonds for the full year.

•	Exposure to short maturities via Eurodollar futures hurt performance, as expectations of Federal Reserve easing diminished late in the year.

•	Exposure to the yen, which lagged the U.S. dollar on a benign inflationary outlook, detracted from performance.

Portfolio Positioning and Outlook

We believe the most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in Europe and Asia may be less reliant on U.S. demand than in the recent past. We believe a slowdown in the U.S. will be triggered by weakness in the property market that will spill over into consumption. The predominant risk to PIMCO’s forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing. With respect to Portfolio strategy at year end we have above-benchmark total duration given expectations of declining yields as prior Federal Reserve interest rate increases slow economic growth. We have also emphasized short maturity positions in the U.S. and the U.K. to benefit from steepening global yield curves as slower growth unfolds and markets anticipate future central bank easing. We have retained an exposure to corporate bonds as a slowing economy raises the risk that credit spread will widen from historically low levels. We also hold modest levels of emerging market credits based on security selection and have taken tactical positions in municipal bonds on the longer end of municipal yield curve to take advantage of the relative steepness of the municipal curve.

EQ/PIMCO REAL RETURN PORTFOLIO

Portfolio Characteristics As of December 31, 2006
Weighted Average Life (Years)	8.6
Weighted Average Coupon (%)	4.9
Weighted Average Modified Duration (Years)*	6.8
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
U.S. Government and Agency	155.0%
Commercial Paper	27.1
Asset-Backed and Mortgage-Backed Securities	17.3
Corporate Bonds	8.7
Foreign Government Securities	3.3
Municipal Securities	0.1
Cash and Other	(111.5)

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$1,013.20	$3.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.53	3.72

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.73% multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO ADVISER

•	BlackRock Financial Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	Since Incept.**
Portfolio – IA Shares	4.22%	2.34%
Portfolio – IB Shares*	3.95	2.22
Lehman Brothers 1-3 Year Government/Credit Index	4.25	2.39

*	Date of inception 5/1/03

**	Date of inception 6/9/05. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.22% for the year ended December 31, 2006. The Portfolio’s benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 4.25% over the same period.

***	Effective October 1, 2006, BlackRock Financial Management, Inc. replaced Fund Asset Management L.P. as subadvisor of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The Portfolio’s positions in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), adjustable rate mortgages (ARMs) and collateralized mortgage obligations (CMOs) enhanced performance for the year.

•	The Portfolio’s relatively short duration also benefited results.

What hurt performance during the year

•	The Portfolio’s underweight position in both the corporate and agency sectors detracted from performance in the fourth quarter.

Portfolio Positioning and Outlook

At year end, the Portfolio was positioned with a short duration position relative to its benchmark and had a slight yield curve flattening bias. The Portfolio was underweight in U.S. Treasuries. The holdings in the mortgage sector were focused on hybrid ARMs and CMOs. Within the corporate segment of the market, we remained underweight, with a bias towards Financials and higher-quality issues, and we continued to favor seasoned, high-quality credits in the commercial mortgage-backed securities (CMBS) sector. Finally, the Portfolio had positions in the automobile, home equity and credit card segments of the ABS sector. Investors who expect Federal Reserve interest rate cuts during the first half of 2007 assume that monetary stimulus is needed to prevent further deterioration in the U.S. economy. In our view, the Federal Reserve will see no need to provide additional stimulus. Strong net issuance across a wide variety of debt markets, including the residential mortgage market, suggests to us that access to credit remains relatively easy.

EQ/SHORT DURATION BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2006
Weighted Average Life (Years)	1.7
Weighted Average Coupon (%)	4.4
Weighted Average Modified Duration (Years)*	1.4
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/06	% of Net Assets
U.S. Government and Agency	39.0%
Asset Backed Securities	40.3
Corporate Bonds	13.7
Cash and Other	7.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,030.70	$3.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class IB
Actual	1,000.00	1,030.10	4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.60% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/SMALL CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Franklin Advisory Services, LLC.***

•	Lazard Asset Management, LLC.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	16.38%	11.23%	9.35%
Portfolio – IB Shares	16.07	10.99	9.28
Russell 2000 Value Index	23.48	15.37	11.39

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.38% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 2000 Value Index, returned 23.48% over the same period.

***	Effective September 1, 2006, Franklin Advisory Services, LLC. was added as subadvisor of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Stock selection in Industrials benefited performance, as the shares of American Commercial Lines, a provider of inland waterway transportation, as well as a manufacturer of barges, rose significantly. The company benefited from tight conditions in both of its businesses, which helped to increase utilization and raise pricing. Ladish Inc. and RBC Bearings Inc. also contributed in the sector.

•	Other individual contributors to performance included Texas Regional Bancshares, RTI International Metals. Inc., C Cor Inc., Oregon Steel Mills Inc. and Webex Communications Inc.

•	An underweight in the Financials sector was the only positive contributor from a sector allocation perspective.

What hurt performance during the year

•

Stock selection in Financials was the leading detractor from performance over the period. Within the sector, bank holdings faced a difficult environment owing to a yield curve that is pressuring margins across a wide spectrum of companies.

•	Stock selection was also negative in the Consumer Discretionary, Information Technology, Telecommunication Services and Health Care sectors.

•	Safenet Inc. was the leading individual detractor on a relative basis.

EQ/SMALL CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	29.1%
Information Technology	18.8
Industrials	16.5
Consumer Discretionary	13.2
Energy	5.4
Health Care	5.0
Materials	3.4
Utilities	2.0
Consumer Staples	1.4
Telecommunication Services	0.6
Cash and Other	4.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,095.00	$4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	1,092.90	5.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.87% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Bear Stearns Asset Management Inc.

•	Eagle Asset Management, Inc.***

•	Wells Capital Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.*
Portfolio – IB Shares	10.26%	4.52%	9.48%
Russell 2000 Growth Index	13.35	6.93	5.42

*	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.26% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 2000 Growth Index, returned 13.35% over the same period.

***	Effective December 11, 2006, Eagle Asset Management, Inc. and Wells Capital Management, Inc. were added as subadvisors of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year:

•

A large allocation to Materials was beneficial and was complemented by strong security selection within the sector. One steel company in particular performed well, as did a company involved with the production of petrochemicals.

•	Energy, despite volatility in oil prices, was the second highest relative contributor with a slight overweight and solid returns from two Energy Equipment and Services companies.

•	Security selection in the Financials sector was strong as well, with one Consumer Finance company and one Capital Markets company providing the bulk of returns within the sector.

What hurt performance during the year:

•	Poor security selection made Industrials the Portfolio’s bottom performing sector for the year. Steep declines in two Electrical Equipment companies were detractors from performance.

•

Security selection in the Consumer Staples sector was also negative, as one security involved in a fraud investigation dropped precipitously and was sold prior to rebalance as a result of our 50% decline red flag.

EQ/SMALL COMPANY GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Industrials	28.9%
Consumer Discretionary	27.1
Information Technology	17.6
Materials	15.5
Energy	6.0
Financials	2.0
Consumer Staples	1.9
Health Care	0.1
Cash and Other	0.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$1,025.80	$6.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO ADVISER

•	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	17.98%	11.01%	7.77%
Portfolio – IB Shares	17.68	10.74	7.62
Russell 2000 Index	18.37	11.39	8.09

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.98% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 2000 Index, returned 18.37% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	The most positive sector contributors for the year ended December 31, 2006 were Consumer Discretionary, Materials & Processing, Financials, Real Estate Investment Trusts (REITs) and Technology.

•

The top five stocks that provided the most positive impact to the Russell 2000 Composite performance for the year ended December 31, 2006 were Verital DGC, Hansen Natural, Frontier Oil, Polycom Inc. and Nbty Inc.

What hurt performance during the year

•	The sectors that contributed the least for the year ended December 31, 2006 were Other, Auto & Transportation, Consumer Staples, Energy and Utilities.

•

The five stocks that provided the most negative impact to performance in the Russell 2000 Composite for the year ended December 31, 2006 were Neurocrine Biology, Onyx Pharmaceutical, Valassis Comm., Openwave Systems and Cnet Networks.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying benchmark, the Russell 2000 Index.

It is not possible to invest directly in an unmanaged index such as the Russell 2000 Index.

EQ/SMALL COMPANY INDEX PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	21.8%
Information Technology	17.5
Consumer Discretionary	16.1
Industrials	13.8
Health Care	11.5
Energy	5.1
Materials	4.4
Consumer Staples	3.1
Utilities	2.8
Telecommunication Services	1.6
Cash and Other	2.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,089.30	$2.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.24	1.99
Class IB
Actual	1,000.00	1,088.20	3.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.39% and 0.64%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/TCW EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	TCW Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	(3.98)%	4.11%	4.17%	9.73%
Russell 1000 Growth Index	9.07	2.69	5.44	10.55

*	Date of inception 8/1/88

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.98)% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 9.07% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year:

•	Positions in Network Appliance, Pixar and Countrywide Financial made the largest positive contributions to performance.

•

As a leader in networked storage solutions, Network Appliance successfully broadened its distribution channels, launched new products, and moved further up market. Pixar, a leader in 3D animation and story telling, was acquired by Disney.

•

Countrywide Financial, a leader in mortgage origination and administration, benefited from a lack of collapse in consumer credit, continued share gains in the mortgage industry, and a successful treasury bank operation.

What hurt performance during the year:

•	The results for some of the top holdings were the principal cause of underperformance in 2006.

•	Five very large holdings in the Portfolio accounted for the vast majority of relative underperformance this year.

•	In descending order the worst performers were: eBay, Progressive Auto Insurance, Yahoo, Amazon.com and Genentech.

Portfolio Positioning and Outlook

At year end, we had roughly 60% of the Portfolio allocated to the top 10 holdings. This degree of concentration, while having hurt us in 2006, is exactly what we believe is likely to help us in 2007 and the ensuing years. These large positions, in our view, are likely to drive excess returns going forward and work to reverse the performance gap created in 2006.

EQ/TCW EQUITY PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Information Technology	31.4%
Financials	24.6
Health Care	20.3
Consumer Discretionary	8.5
Industrials	8.0
Energy	5.5
Consumer Staples	1.0
Cash and Other	0.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b 1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$1,025.10	$5.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Templeton Global Advisors Limited

•	The Portfolio commenced operations on September 15, 2006.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

Since Incept.*
Portfolio – IA Shares	8.11%
Portfolio – IB Shares	8.03
MSCI World Index	9.92

*	Date of inception 9/15/06.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.11% for the period September 15, 2006 through December 31, 2006. The Portfolio’s benchmark, the MSCI World Index, returned 9.92% over the same period.

Portfolio Highlights

For the period September 15, 2006-December 31, 2006

What helped performance during the year

•	Several of the Portfolio’s media holdings performed well, including DIRECTV Group, Viacom, Interpublic Group, Time Warner, and News Corp.

•	Technology-related holding Microsoft also performed well and contributed to returns.

•	The U.S. dollar’s depreciation for the period also contributed to the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

What hurt performance during the year

•	Relative to the benchmark, the Portfolio’s stock selection in the Financials and Materials sectors hindered returns.

Portfolio Positioning and Outlook

At period-end, the market seemed to be anticipating a soft economic landing in the U.S., a favorable European outlook and strong Asian economic growth. The immediate outlook for interest rates appeared stable, and commodity price pressures seemed to be easing. Mergers and acquisition activity remained strong. In this environment, we believe the outlook for stocks appears positive, although vulnerable to any unexpected shocks or a severe slowdown in U.S. consumer spending.

EQ/TEMPLETON GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Consumer Discretionary	23.9%
Financials	23.3
Health Care	11.3
Information Technology	10.6
Industrials	6.6
Energy	6.4
Materials	3.7
Consumer Staples	2.7
Telecommunication Services	2.3
Cash and Other	9.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on September 15, 2006, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value 7/1/06†	Ending Account Value 12/31/06	Expenses Paid During Period Ended 12/31/06*
Class IA
Actual	$1,000.00	$1,081.10	$3.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,080.30	4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87

†	Portfolio commenced operations September 15, 2006.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

•	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.*
Portfolio – IB Shares	14.10%	5.88%	4.78%
Russell 1000 Index	15.46	6.82	4.54

*	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.10% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Index, returned 15.46% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Underweight positions in the energy reserves and forest and paper industries enhanced results. Overweights in the securities and asset management industry as well as the electric utilities were also beneficial to performance.

•	In terms of individual stocks, financial companies Morgan Stanley and Citigroup were the largest contributors to performance during the 12-month period.

•	Oil refining company Marathon Oil boosted returns given high oil prices during much of the year.

•	Computer software giants Oracle and Microsoft were also major contributors to performance.

What hurt performance during the year

•	From an industry perspective, overweights in medical services and banks detracted from results. Elsewhere, underweights in the tobacco and equity REIT industries were a drag on performance.

•	Online travel company Expedia was the largest detractor from performance on an individual stock basis.

•

Stocks from a variety of industries also hurt returns, including medical services company UnitedHealth Group, global communications firm Sprint, computer hardware company Dell, and biotech firm Genzyme.

Portfolio Positioning and Outlook

The Utilities sector has outperformed the S&P 500 Index for three consecutive years. This occurred during a time of overall market strength, in a sector that is normally considered defensive. We continue to find Utilities attractive. We believe the financial sector also provides us with interesting opportunities and at year end we were overweighted to companies with exposure to the capital markets. While the investment banking cycle in the U.S. appears to be entering the mature phase, this area is, in our opinion, attractive, with the most appeal coming from firms with a global reach. We also feel that rail companies provide us with an attractive opportunity, as we believe pricing power is still strong. We believe this is sustainable because the excess capacity that has been in rail industry for decades is gone. Therefore, in our view, pricing power should remain strong with even minimal volume growth.

EQ/UBS GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	24.9%
Health Care	16.1
Consumer Discretionary	13.7
Information Technology	12.2
Industrials	9.2
Utilities	5.8
Energy	5.3
Consumer Staples	4.3
Telecommunication Services	3.7
Cash and Other	4.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IB
Actual	$1,000.00	$1,126.00	$5.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	16.27%	12.90%
Portfolio – IB Shares	15.97	12.61
Russell 1000 Value Index	22.25	18.65

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.27% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 22.25% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Among the largest contributors to performance relative to the benchmark was the Portfolio’s exposure to the Consumer Discretionary sector, primarily due to media stocks.

•	Stock selection and an underweight allocation in the Information Technology sector also added to gains.

•	A significant overweight in Telecommunication Service stocks also benefited results.

What hurt performance during the year

•

The Materials sector detracted from performance relative to the benchmark. The Portfolio’s holdings in the sector were less exposed to the accelerating demand from China and other developing economies, which had driven the performance of other Materials stocks.

•	A significant underweight in the Energy sector also diminished relative performance.

Portfolio Positioning and Outlook

At year end, we were focused on a bottom-up selection of stocks with reasonable valuations relative to our assessment of fair value. The Portfolio’s positioning—with its significant underweight in Energy and large overweight in large-cap pharmaceuticals—remained largely unchanged throughout the period and portfolio turnover was low.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	24.6%
Health Care	17.8
Consumer Staples	13.7
Consumer Discretionary	11.1
Materials	8.7
Information Technology	7.0
Telecommunication Services	6.2
Industrials	0.6
Energy	0.5
Utilities	0.4
Cash and Other	9.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,121.10	$4.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,119.20	5.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/06

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	37.41%	27.21%	8.58%
Portfolio – IB Shares**	37.07	26.97	8.47
MSCI Emerging Markets Free (Gross Dividends) Index	32.59	26.97	9.61

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 8/20/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 37.41% for the year ended December 31, 2006. The Portfolio’s benchmark, the MSCI Emerging Markets Free (Gross Dividends) Index, returned 32.59% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•	Relative to the benchmark, overall country allocation and stock selection contributed favorably to performance.

•	Other strong contributors to performance included overweight allocations to Russia and Mexico and stock selection in both countries.

•	An underweight allocation to South Korea, Israel and Taiwan also helped performance.

What hurt performance during the year

•	An overweight allocation to South Africa and stock selection there hurt performance.

•	An overweight allocation to Turkey, which underperformed the benchmark, and an underweight to China, the best performing market in the benchmark, detracted from performance.

Portfolio Positioning and Outlook

We remain positive on the long-term outlook for emerging markets, as valuations and fundamentals remain attractive by our measures. We believe a robust macroeconomic environment and a strengthening domestic consumer across these markets should provide some cushion from external shocks. Risks to the asset class include a global liquidity crunch, the potential slowing of the U.S. economy, falling commodity prices and changes in risk appetite. However, in our view, strong fundamentals in emerging markets in aggregate, including current account surpluses, healthy fiscal accounts and low inflation, may help their economies prove resilient in the face of monetary tightening. In addition, we believe productivity gains and a growing consumer sector within emerging markets may also help offset the economic effects of any decline in commodities prices. At year end, we were overweight to Latin America and the EMEA (Europe, Middle East and Africa) region and underweight Asia. On a country basis, the Portfolio was overweight Mexico, Poland, Russia and Indonesia and underweight South Korea, Taiwan, Israel and Malaysia. The Portfolio had a strong bias towards Financials and other consumer-driven sectors and an underweight to Energy and Materials.

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Financials	25.9%
Energy	12.1
Consumer Discretionary	11.8
Information Technology	11.0
Consumer Staples	9.7
Industrials	8.8
Telecommunication Services	8.3
Utilities	5.1
Materials	5.0
Health Care	1.2
Cash and Other	1.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,262.10	$9.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.24	8.03
Class IB
Actual	1,000.00	1,260.80	10.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.03	9.25

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.58% and 1.82%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	9.50%	20.68%
Portfolio – IB Shares	9.33	20.40
Russell Mid Cap Growth Index	10.66	17.69

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.50% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell Mid Cap Growth Index, returned 10.66% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

The top contributing sector to performance relative to the benchmark was Technology, where a sector underweight and stock selection in semiconductors and computer services software and systems companies proved beneficial.

•	Security selection in the “other” category, which includes conglomerates, also had a positive effect on performance.

•	A tobacco holding within the Consumer Staples sector boosted returns, and stock selection within the Producer Durables sector also added to relative gains.

What hurt performance during the year

•	A significant overweight in the Consumer Discretionary sector and selection in companies specializing in commercial and education services diminished returns.

•	A sector underweight in the Materials and Processing sector proved disadvantageous, as did selection in Building and Materials companies and avoidance of the copper industry.

•

Within the Financial Services sector, underperformance was caused by an underweight allocation and stock selection in investment management companies, and avoidance of real estate investment trusts (REITs).

Portfolio Positioning and Outlook

At the end of the period, Consumer Discretionary represented the largest sector weight and overweight in the Portfolio. Health Care and Information Technology were underweighted versus the benchmark. We use intensive fundamental research to seek high-quality growth companies. Our investment discipline favors companies that have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile.

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Consumer Discretionary	35.9%
Industrials	17.4
Financials	10.3
Information Technology	9.5
Energy	6.8
Health Care	5.6
Telecommunication Services	5.2
Materials	3.2
Utilities	1.0
Cash and Other	5.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,059.40	$4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,058.40	5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO ADVISER

•	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/06

	1 Year	Since Incept.*
Portfolio – IA Shares	21.95%	18.96%
Portfolio – IB Shares	21.57	18.66
Russell 2000 Growth Index	13.35	13.52

*	Date of inception 10/1/04.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 21.95% for the year ended December 31, 2006. The Portfolio’s benchmark, the Russell 2000 Growth Index, returned 13.35% over the same period.

Portfolio Highlights

For the year ended December 31, 2006

What helped performance during the year

•

Industrials stocks had a strong absolute and relative return for the Portfolio. Wesco International, an electrical distributor, reported earnings significantly above expectations in the first quarter. Gardner Denver, a manufacturer of pumps and compressors, was one of the top contributors starting in the second quarter but lost some of its strength in the third quarter.

•

Consumer stocks in the Portfolio were strong during the period. Priceline.com, an online travel company, was a positive stock for the Portfolio. VistaPrint Limited, an online supplier of graphic design services, was another positive stock for the Portfolio. In addition to reporting outstanding fourth quarter results, the shares advanced as more investors began appreciating the company’s large addressable market in the small and home office sector. GameStop, a video game retailer, also reported strong results. Lodgenet Entertainment, a hotel-based interactive entertainment company, benefited from favorable trends in the lodging industry.

•

Stocks in the Telecommunication Service sector performed very well. Cogent Communications Group, a facilities-based provider of Internet access and Internet protocol services, performed well after reporting better-than-expected revenue growth.

•

Information Technology was also one of the top contributors during the year. Although Webex, an online collaborative services company, underperformed in the most recent quarter despite posting good quarterly results the stock had been a strong performer in previous periods. ValueClick, an online advertising services company, also posted strong results in the first quarter, yet the stock underperformed. In the fourth quarter the stock was the single best contributor for the Portfolio. F5 Networks, a telecommunication equipment company, posted good fourth quarter earnings results.

•

In the Financials sector, one outstanding performer in the fourth quarter was Trammell Crow, a diversified commercial real estate services company, which sold to CB Richard Ellis, the leading company in this space.

•	Goodrich Petroleum, a natural gas exploration and production company, was one of the Portfolio’s better Energy performers.

•	DJO and PSS World Medical were the two leading contributors in the Health Care sector.

What hurt performance during the year

•	Actuant was a weak stock for the Portfolio despite posting solid second quarter results. DynCorp International was also a detractor.

•

Secure Computing, a security software company, performed poorly in the third quarter after the company made an acquisition investors didn’t like. Quest Software, a database management software company, became embroiled in restatements regarding the company’s historical options grants.

•	National Financial Partners, a diversified financial product company, reported disappointing results in the second quarter in its life insurance operations.

•

The most disappointing stock in the Portfolio was Neurocrine Biosciences, a biotechnology company focused on insomnia. The FDA conditionally approved the company’s new drug application in two dosage forms and rejected a third dose form.

Portfolio Positioning and Outlook

We seek to find attractive investment opportunities one company at a time through a bottom-up process. We remain focused on that mandate and are finding what we believe are attractive investment opportunities.

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

Sector Weightings as of 12/31/06	% of Net Assets
Industrials	23.1%
Information Technology	22.2
Health Care	20.4
Consumer Discretionary	19.0
Telecommunication Services	4.0
Energy	3.7
Financials	3.5
Cash and Other	4.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06
Class IA
Actual	$1,000.00	$1,093.80	$5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,091.80	6.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Premier VIP Aggressive Equity Portfolio‡	519,953	$14,965,128
AXA Premier VIP Core Bond Portfolio‡	7,797,898	79,567,882
AXA Premier VIP High Yield Portfolio‡	3,636,092	20,392,812
AXA Premier VIP Large Cap Core Equity Portfolio‡	2,880,684	34,446,272
AXA Premier VIP Large Cap Value Portfolio‡	756,967	9,710,034
AXA Premier VIP Mid Cap Growth Portfolio‡	383,989	3,471,911
AXA Premier VIP Mid Cap Value Portfolio‡	864,452	8,666,890
EQ/AllianceBernstein Quality Bond Portfolio‡	6,002,924	60,024,355
EQ/AllianceBernstein Value Portfolio‡	3,782,535	61,982,610
EQ/Franklin Small Cap Value Portfolio‡	3,704	40,184
EQ/Long Term Bond Portfolio‡	1,357,266	18,000,627
EQ/Marsico Focus Portfolio‡	2,602,439	43,992,768
EQ/Mercury Basic Value Equity Portfolio‡	3,762,512	64,086,404
EQ/Short Duration Bond Portfolio‡	5,693,037	56,819,385
EQ/Small Cap Value Portfolio‡	1,472,582	20,171,709
EQ/Small Company Index Portfolio‡	890,923	11,591,593

Total Investment Companies (99.9%) (Cost $496,031,322)		507,930,564

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07 (Amortized Cost $ 1,098,404)	$1,098,404	$1,098,404

Total Investments (100.1%) (Cost/Amortized Cost $ 497,129,726)		509,028,968
Other Assets Less Liabilities (-0.1%)		(625,838)

Net Assets (100%)		$508,403,130

‡	Affiliated company as defined under the Investment Company Act of 1940 (See Note 9).

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios and Class IA shares for EQ Advisors Trust Portfolios.

EQ ADVISORS TRUST

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investments in companies which were affiliates for the year ended December 31, 2006, were as follows:

Securities	Market Value December 31, 2005	Purchases at Cost	Sales at Cost	Market Value December 31, 2006	Dividend Income	Realized Gain/ (Loss)
AXA Premier VIP Aggressive Equity Portfolio	$17,733,048	$115,680	$3,441,482	$14,965,128	$26,765	$183,605
AXA Premier VIP Core Bond Portfolio	90,649,850	8,199,740	19,408,475	79,567,882	3,714,879	(519,605)
AXA Premier VIP High Yield Portfolio	22,489,945	1,786,653	4,700,525	20,392,812	1,419,215	(173,858)
AXA Premier VIP Large Cap Core Equity Portfolio	37,039,689	1,102,398	7,038,436	34,446,272	209,597	969,572
AXA Premier VIP Large Cap Value Portfolio	4,984,847	10,729,080	6,660,668	9,710,034	88,999	293,232
AXA Premier VIP Mid Cap Growth Portfolio	—	4,555,154	591,380	3,471,911	—	281,246
AXA Premier VIP Mid Cap Value Portfolio	—	10,755,391	1,317,556	8,666,890	16,039	829,230
EQ/AllianceBernstein Quality Bond Portfolio	70,015,342	3,829,721	14,283,061	60,024,355	2,480,249	(432,411)
EQ/AllianceBernstein Value Portfolio	76,867,050	4,681,028	26,695,167	61,982,610	1,065,994	5,219,597
EQ/Franklin Small Cap Value Portfolio	—	40,000	—	40,184	—	—
EQ/Long Term Bond Portfolio	20,772,282	1,852,266	4,475,547	18,000,627	742,167	(231,796)
EQ/Marsico Focus Portfolio	49,779,973	1,501,447	9,622,968	43,992,768	178,903	1,576,814
EQ/Mercury Basic Value Equity Portfolio	74,981,470	4,512,020	23,056,739	64,086,404	888,366	4,625,246
EQ/Short Duration Bond Portfolio	66,170,026	3,423,259	13,118,497	56,819,385	2,092,319	78,977
EQ/Small Cap Value Portfolio	34,029,557	2,508,418	18,246,726	20,171,709	103,570	2,780,099
EQ/Small Company Index Portfolio	—	17,748,562	5,794,906	11,591,593	109,208	503,195

	$565,513,079	$77,340,817	$158,452,133	$507,930,564	$13,136,270	$15,983,143

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$77,340,817
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$161,456,682

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,566,321
Aggregate gross unrealized depreciation	(8,390,500)

Net unrealized appreciation	$11,175,821

Federal income tax cost of investments	$497,853,147

The Portfolio has a net capital loss carryforward of $29,818,238 of which $514,558 expires in the year 2009, $28,093,856 expires in the year 2010, and $1,209,824 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $13,885,881 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
iShares MSCI Canada Index Fund	2,500	$63,125
iShares MSCI EAFE Growth Index Fund	690	47,182
iShares MSCI EAFE Index Fund	17,440	1,276,957
iShares MSCI EAFE Value Index Fund	2,850	205,770
iShares MSCI France Index Fund	2,540	86,944
iShares MSCI Germany Index Fund	3,220	86,747
iShares MSCI Japan Index Fund	59,410	844,216
iShares MSCI Pacific ex-Japan Index Fund	2,200	275,528
iShares MSCI United Kingdom Index Fund	7,230	169,254
iShares S&P Europe 350 Index Fund	18,240	1,914,653
iShares S&P Latin America 40 Index Fund	300	50,979

Total Investment Companies (100.2%) (Cost $4,652,973)		5,021,355

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (2.8%)
JPMorgan Chase Nassau
4.75%, 1/2/07 (Amortized Cost $137,642)	$137,642	137,642

Total Investments (103.0%) (Cost/Amortized Cost $4,790,615)		5,158,997
Other Assets Less Liabilities (-3.0%)		(148,994)

Net Assets (100%)		$5,010,003

Investment security transactions for the period ended December 31, 2006 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities		$4,652,973
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities		$—
As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation		$368,382
Aggregate gross unrealized depreciation		—

Net unrealized appreciation		$368,382

Federal income tax cost of investments		$4,790,615

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.5%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.^	236,600	$4,493,034
Autoliv, Inc.	324,100	19,543,230
BorgWarner, Inc.	218,900	12,919,478
Magna International, Inc., Class A	116,300	9,367,965

		46,323,707

Automobiles (0.2%)
DaimlerChrysler AG^	334,450	20,538,574

Diversified Consumer Services (1.1%)
Apollo Group, Inc., Class A*	2,730,257	106,398,115

Hotels, Restaurants & Leisure (1.5%)
McDonald’s Corp.	410,000	18,175,300
Panera Bread Co., Class A*^	570,900	31,919,019
Wynn Resorts Ltd.^	978,562	91,838,044

		141,932,363

Leisure Equipment & Products (0.1%)
Mattel, Inc.	567,000	12,848,220

Media (4.7%)
CBS Corp., Class B	1,428,500	44,540,630
Comcast Corp., Class A*	2,148,100	90,929,073
Idearc, Inc.*	169,645	4,860,329
Interpublic Group of Cos., Inc.*^	1,079,300	13,210,632
Time Warner, Inc.	4,816,700	104,907,726
Viacom, Inc., Class B*	603,400	24,757,502
Walt Disney Co.	935,600	32,063,012
XM Satellite Radio Holdings, Inc., Class A*^	8,731,494	126,170,089

		441,438,993

Multiline Retail (0.2%)
Dollar Tree Stores, Inc.*	109,000	3,280,900
Saks, Inc.	567,800	10,118,196

		13,399,096

Specialty Retail (1.7%)
Best Buy Co., Inc.	1,032,588	50,793,004
Gap, Inc.	987,000	19,246,500
Home Depot, Inc.	1,003,600	40,304,576
Limited Brands, Inc.	988,600	28,610,084
Office Depot, Inc.*	616,200	23,520,354

		162,474,518

Textiles, Apparel & Luxury Goods (0.5%)
Jones Apparel Group, Inc.	604,100	20,195,063
Under Armour, Inc., Class A*^	353,450	17,831,552
VF Corp.	102,100	8,380,368

		46,406,983

Total Consumer Discretionary		991,760,569

Consumer Staples (7.3%)
Beverages (1.0%)
Coca-Cola Co.	1,035,400	49,958,050
PepsiCo, Inc.	766,900	47,969,595

		97,927,645

Food & Staples Retailing (1.2%)
Kroger Co.	1,303,600	30,074,052
Safeway, Inc.	452,800	15,648,768
Wal-Mart Stores, Inc.	1,548,300	71,500,494

		117,223,314

Food Products (0.9%)
ConAgra Foods, Inc.	1,041,000	28,107,000
General Mills, Inc.	278,500	16,041,600
Kellogg Co.	446,800	22,366,808
Sara Lee Corp.	1,108,000	18,869,240

		85,384,648

Household Products (2.5%)
Clorox Co.	384,400	24,659,260
Colgate-Palmolive Co.	388,400	25,339,216
Kimberly-Clark Corp.	227,000	15,424,650
Procter & Gamble Co.	2,593,017	166,653,203

		232,076,329

Tobacco (1.7%)
Altria Group, Inc.	1,862,100	159,805,422

Total Consumer Staples		692,417,358

Energy (8.2%)
Oil, Gas & Consumable Fuels (8.2%)
BP plc (ADR)	253,000	16,976,300
Chevron Corp.	2,240,600	164,751,318
ConocoPhillips	1,557,100	112,033,345
Exxon Mobil Corp.	6,071,300	465,243,719
Marathon Oil Corp.	95,400	8,824,500
Occidental Petroleum Corp.	82,200	4,013,826
Total S.A(Sponsored ADR)	111,000	7,983,120

		779,826,128

Total Energy		779,826,128

Financials (23.4%)
Capital Markets (2.7%)
Ameriprise Financial, Inc.	107,260	5,845,670
Goldman Sachs Group, Inc.	49,700	9,907,695
Merrill Lynch & Co., Inc.	1,162,190	108,199,889
Morgan Stanley	748,300	60,934,069
TD Ameritrade Holding Corp.	3,868,583	62,593,673
Waddell & Reed Financial, Inc.	378,900	10,366,704

		257,847,700

Commercial Banks (3.7%)
Comerica, Inc.	443,700	26,036,316
Huntington Bancshares, Inc./Ohio	253,100	6,011,125
KeyCorp.	912,900	34,717,587
National City Corp.	857,800	31,361,168
SunTrust Banks, Inc.	304,900	25,748,805
U.S. Bancorp	1,568,800	56,774,872
Wachovia Corp.	1,262,800	71,916,460
Wells Fargo & Co.	2,671,100	94,984,316

		347,550,649

Consumer Finance (0.3%)
American Express Co.	536,200	32,531,254

Diversified Financial Services (10.1%)
Bank of America Corp.	4,020,500	214,654,495
Chicago Mercantile Exchange Holdings, Inc., Class A	116,210	59,238,047
Citigroup, Inc.	5,394,600	300,479,220
International Securities Exchange Holdings, Inc.^	1,391,790	65,121,854
JPMorgan Chase & Co.	3,690,252	178,239,172
Nasdaq Stock Market, Inc.*	2,892,735	89,067,311
NYSE Group, Inc.*^	494,030	48,019,716

		954,819,815

Insurance (4.2%)
ACE Ltd.	268,900	16,287,273
Allstate Corp.	68,400	4,453,524
American International Group, Inc.	2,493,906	178,713,304
Genworth Financial, Inc., Class A	837,300	28,644,033
Hartford Financial Services Group, Inc.	442,400	41,280,344
MetLife, Inc.	602,400	35,547,624
PartnerReinsurance Ltd.^	120,300	8,544,909

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
RenaissanceReinsurance Holdings Ltd.	335,400	$20,124,000
St. Paul Travelers Cos., Inc.	730,400	39,215,176
UnumProvident Corp.	439,500	9,132,810
XL Capital Ltd., Class A	232,700	16,759,054

		398,702,051

Real Estate Management & Development (0.3%)
Move, Inc.*^	5,916,060	32,597,491

Thrifts & Mortgage Finance (2.1%)
Astoria Financial Corp.	925,500	27,913,080
Countrywide Financial Corp.	500,000	21,225,000
Fannie Mae	1,329,600	78,964,944
Freddie Mac	524,100	35,586,390
Washington Mutual, Inc.	691,450	31,454,060

		195,143,474

Total Financials		2,219,192,434

Health Care (10.4%)
Biotechnology (2.1%)
Alnylam Pharmaceuticals, Inc.*^	739,750	15,830,650
Amgen, Inc.*	572,500	39,107,475
Applera Corp.- Celera Group*^‡	4,172,157	58,368,476
Genentech, Inc.*	422,103	34,245,216
Vertex Pharmaceuticals, Inc.*^	1,351,780	50,583,608

		198,135,425

Health Care Equipment & Supplies (0.4%)
Given Imaging Ltd.*	311,350	6,024,623
Medtronic, Inc.	552,800	29,580,328

		35,604,951

Health Care Providers & Services (0.5%)
AmerisourceBergen Corp.	386,200	17,363,552
UnitedHealth Group, Inc.	586,300	31,501,899

		48,865,451

Life Sciences Tools & Services (2.2%)
Affymetrix, Inc.*^‡	5,601,419	129,168,722
Applera Corp.- Applied Biosystems Group	1,673,487	61,400,238
Illumina, Inc.*	402,700	15,830,137

		206,399,097

Pharmaceuticals (5.2%)
Abbott Laboratories	712,500	34,705,875
Eli Lilly & Co.	517,700	26,972,170
Johnson & Johnson	1,359,000	89,721,180
Merck & Co., Inc.	2,409,300	105,045,480
Pfizer, Inc.	8,127,300	210,497,070
Wyeth	610,600	31,091,752

		498,033,527

Total Health Care		987,038,451

Industrials (7.4%)
Aerospace & Defense (1.3%)
Boeing Co.	731,000	64,942,040
Northrop Grumman Corp.	493,200	33,389,640
United Technologies Corp.	468,100	29,265,612

		127,597,292

Air Freight & Logistics (0.4%)
United Parcel Service, Inc., Class B	511,500	38,352,270

Airlines (0.1%)
Continental Airlines, Inc., Class B*^	189,200	7,804,500

Commercial Services & Supplies (0.8%)
Avery Dennison Corp.	243,000	16,506,990
Monster Worldwide, Inc.*	1,289,710	60,152,074

		76,659,064

Electrical Equipment (0.4%)
Cooper Industries Ltd., Class A	96,700	8,744,581
Energy Conversion Devices, Inc.*^	854,200	29,025,716

		37,770,297

Industrial Conglomerates (3.6%)
3M Co.	353,000	27,509,290
General Electric Co.	7,516,700	279,696,407
Textron, Inc.	72,600	6,807,702
Tyco International Ltd.	920,000	27,968,000

		341,981,399

Machinery (0.4%)
Eaton Corp.	226,800	17,041,752
SPX Corp.	368,900	22,561,924

		39,603,676

Road & Rail (0.4%)
CSX Corp.	987,600	34,003,068

Total Industrials		703,771,566

Information Technology (23.9%)
Communications Equipment (5.4%)
Cisco Systems, Inc.*	2,954,000	80,732,820
JDS Uniphase Corp.*^	8,981,710	149,635,288
Juniper Networks, Inc.*	7,683,622	145,527,801
Nokia Oyj (ADR)	519,200	10,550,144
QUALCOMM, Inc.	3,187,530	120,456,759
Tellabs, Inc.*	328,500	3,370,410

		510,273,222

Computers & Peripherals (3.2%)
Apple Computer, Inc.*	425,650	36,112,146
Dell, Inc.*	1,123,700	28,193,633
Hewlett-Packard Co.	1,702,400	70,121,856
International Business Machines Corp.	876,800	85,181,120
Network Appliance, Inc.*	1,210,248	47,538,541
Sun Microsystems, Inc.*	7,240,300	39,242,426

		306,389,722

Electronic Equipment & Instruments (0.9%)
Arrow Electronics, Inc.*	272,600	8,600,530
Celestica, Inc. (New York Exchange)*^	352,700	2,754,587
Flextronics International Ltd.*	1,282,575	14,723,961
Itron, Inc.*^	823,800	42,705,792
Sanmina-SCI Corp.*	1,685,450	5,814,803
Solectron Corp.*	3,426,500	11,033,330

		85,633,003

Internet Software & Services (1.6%)
eBay, Inc.*	2,082,789	62,629,465
Google, Inc., Class A*	79,000	36,377,920
Yahoo!, Inc.*	2,058,681	52,578,713

		151,586,098

IT Services (0.3%)
Accenture Ltd., Class A	242,700	8,962,911
Electronic Data Systems Corp.	509,700	14,042,235

		23,005,146

Semiconductors & Semiconductor Equipment (7.1%)
Advanced Micro Devices, Inc.*	6,342,026	129,060,229
Applied Materials, Inc.	2,210,600	40,785,570
Broadcom Corp., Class A*	3,618,779	116,922,749
FormFactor, Inc.*^	220,800	8,224,800
Intel Corp.	2,845,700	57,625,425
International Rectifier Corp.*	972,550	37,472,352
KLA-Tencor Corp.	2,541,659	126,447,535
Lam Research Corp.*	632,100	31,996,902
Silicon Laboratories, Inc.*^‡	3,616,104	125,298,004

		673,833,566

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Software (5.4%)
Adobe Systems, Inc.*	906,881	$37,290,947
Microsoft Corp.	4,954,280	147,934,801
NAVTEQ Corp.*^	4,123,014	144,181,799
Oracle Corp.*	2,053,500	35,196,990
Red Hat, Inc.*^	4,860,870	111,800,010
Salesforce.com, Inc.*^	1,016,000	37,033,200

		513,437,747

Total Information Technology		2,264,158,504

Materials (1.6%)
Chemicals (0.9%)
Dow Chemical Co.	165,700	6,618,058
E.I. du Pont de Nemours & Co.	78,200	3,809,122
Hercules, Inc.*	5,500	106,205
Lubrizol Corp.	307,700	15,425,001
Monsanto Co.	604,268	31,742,198
PPG Industries, Inc.	360,200	23,128,442

		80,829,026

Containers & Packaging (0.5%)
Crown Holdings, Inc.*	518,700	10,851,204
Owens-Illinois, Inc.*	703,800	12,985,110
Smurfit-Stone Container Corp.*	833,300	8,799,648
Temple-Inland, Inc.	396,500	18,250,895

		50,886,857

Metals & Mining (0.2%)
Mittal Steel Co. N.V., Class A (New York Registered)^	389,000	16,408,020

Total Materials		148,123,903

Telecommunication Services (5.6%)
Diversified Telecommunication Services (4.9%)
AT&T, Inc.	2,633,225	94,137,794
BellSouth Corp.	791,995	37,310,884
Embarq Corp.	98,193	5,161,024
Level 3 Communications, Inc.*^	21,823,155	122,209,668
NeuStar, Inc., Class A*^	2,544,666	82,548,965
Verizon Communications, Inc.	3,392,200	126,325,528

		467,693,863

Wireless Telecommunication Services (0.7%)
American Tower Corp., Class A*	210,000	7,828,800
Crown Castle International Corp.*	701,340	22,653,282
Sprint Nextel Corp.	1,963,850	37,097,127

		67,579,209

Total Telecommunication Services		535,273,072

Utilities (0.4%)
Electric Utilities (0.1%)
Entergy Corp.	140,735	12,992,655

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	288,300	6,354,132
TXU Corp.	312,300	16,929,783

		23,283,915

Total Utilities		36,276,570

Total Common Stocks (98.7%) (Cost $8,042,006,291)		9,357,838,555

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (9.4%)
Aegis Finance LLC
5.34%, 1/12/07	$14,929,200	14,929,200
Allstate Life Global Funding Trust
5.34%, 1/29/08 (l)	4,000,000	4,000,000
American Express Credit Corp.
5.35%, 6/12/07 (l)	10,000,000	10,000,000
Bank of Ireland
5.38%, 12/29/08 (l)	19,998,100	19,998,100
Bayerische Landesbank N.Y.
5.40%, 1/29/08 (l)	50,000,000	50,000,000
Beta Finance, Inc.
5.37%, 1/15/08 (l)	10,000,000	10,000,000
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	6,000,000	6,000,000
Canadian Imperial Bank N.Y.
5.35%, 2/23/07 (l)	49,998,227	49,998,227
CC USA, Inc.
5.37%, 1/14/08 (l)	12,000,000	12,000,000
5.38%, 3/10/08 (l)	7,997,934	7,997,934
Charta LLC
5.32%, 1/8/07	4,956,083	4,956,083
5.35%, 1/30/07	19,796,833	19,796,833
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	10,000,000	10,000,000
5.38%, 1/5/07 (l)	29,000,000	29,000,000
Commonwealth Bank of Australia
5.35%, 1/29/08 (l)	15,000,000	15,000,000
Corp. Andina de Fomento
5.35%, 2/15/07	14,797,600	14,797,600
Deutsche Bank AG/London
5.34%, 2/28/07	50,000,000	50,000,000
Deutsche Bank Financial, Inc.
5.44%, 1/12/07 (l)	22,000,000	22,000,000
Dorada Finance, Inc.
5.37%, 1/14/08 (l)	10,000,000	10,000,000
Fifth Third Bancorp
5.35%, 1/29/08 (l)	1,999,982	1,999,982
Five Finance, Inc.
5.38%, 6/19/08 (l)	19,994,252	19,994,252
General Electric Capital Corp.
5.45%, 1/29/08 (l)	25,000,000	25,000,000
Goldman Sachs Group, Inc.
5.46%, 1/29/08 (l)	15,000,000	15,000,000
5.43%, 3/07/07	15,000,000	15,000,000
5.47%, 12/28/07 (l)	10,000,000	10,000,000
5.40%, 1/29/08 (l)	5,000,000	5,000,000
5.43%, 1/29/08 (l)	10,000,000	10,000,000
K2 (USA) LLC
5.38%, 1/24/08 (l)	11,999,276	11,999,276
5.39%, 2/15/08 (l)	5,998,122	5,998,122
Lake Constance Funding LLC
5.36%, 1/16/07	4,979,975	4,979,975
Lehman Brothers Bankhaus AG
5.34%, 12/11/07	17,000,000	17,000,000
Lehman Holdings
5.43%, 12/30/08 (l)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
5.42%, 3/19/07 (l)	10,001,740	10,001,740
5.39%, 8/22/07 (l)	15,000,000	15,000,000
Merrill Lynch Mortgage Capital, Inc.
5.41%, 1/08/07 (l)	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
5.33%, 2/6/07	23,000,000	23,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	20,000,000	20,000,000
5.43%, 1/29/08 (l)	20,000,000	20,000,000
Natexis Banques Populaires N.Y.
5.36%, 2/16/07 (l)	27,499,339	27,499,339
5.34%, 4/5/07 (l)	13,000,000	13,000,000

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
5.37%, 1/28/08 (l)	$11,000,000	$11,000,000
National City Bank/Ohio
5.36%, 12/5/07 (l)	9,999,278	9,999,278
New York Life Global Funding
5.36%, 12/26/08 (l)	25,000,000	25,000,000
New York Life Insurance Co.
5.42%, 3/29/07 (l)	20,000,000	20,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r).	38,916,566	38,916,566
Park Sienna LLC
5.38%, 1/2/07	19,988,044	19,988,044
Pricoa Global Funding I
5.37%, 9/22/08 (l)	20,000,000	20,000,000
Skandinaviska Enskilda Banken AB
5.34%, 2/26/07	25,000,000	25,000,000
Transamerica Occidental Life Insurance Co.
5.5%, 12/28/07 (l)	30,000,000	30,000,000
United of Omaha Life Insurance Co.
5.43%, 5/31/07 (l)	12,500,000	12,500,000
Wells Fargo & Co.
5.42%, 12/26/08 (l)	15,000,000	15,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		888,350,551

Time Deposit (1.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07	115,160,476	115,160,476

Total Short-Term Investments (10.6%) (Amortized Cost $ 1,003,511,027)		1,003,511,027

Total Investments (109.3%) (Cost/Amortized Cost $ 9,045,517,318)		10,361,349,582
Other Assets Less Liabilities (-9.3%)		(881,668,419)

Net Assets (100%)		$9,479,681,163

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

‡	Affiliated company as defined under the Investment Company Act of 1940.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2006 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/06	Unrealized Appreciation
S&P 500 Index	98	March-07	$34,885,878	$34,995,800	$109,922

Investments in companies which were affiliates for the year ended December 31, 2006, were as follows:

Securities	Market Value December 31, 2005	Purchases at Cost	Sales at Cost	Market Value December 31, 2006	Dividend Income	Realized Gain (Loss)
Affymetrix, Inc.	$151,557,258	$76,758,445	$—	$129,168,722	$—	$—
Applera Corp.-Celera Group.	40,970,453	8,993,403	4,710,134	58,368,476	—	4,647
Silicon Laboratories, Inc.	156,369,711	54,636,866	107,864,488	125,298,004	—	(6,483,911)

	$348,897,422	$140,388,714	$112,574,622	$312,835,202	$—	$(6,479,264)

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,296,968,716
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$4,321,653,416

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,748,830,054
Aggregate gross unrealized depreciation	(474,406,739)

Net unrealized appreciation	$1,274,423,315

Federal income tax cost of investments	$9,086,926,267

At December 31, 2006, the Portfolio had loaned securities with a total value of $864,143,849. This was secured by collateral of $888,350,551 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $307,483 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,376,560,488 which expires in the year 2010.

The Portfolio utilized capital loss carryforward of $551,379,359 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.9%)
Hotels, Restaurants & Leisure (1.3%)
Hilton Hotels Corp.^.	275,000	$9,597,500
McDonald’s Corp.	723,800	32,086,054

		41,683,554

Household Durables (1.6%)
Fortune Brands, Inc.^	592,300	50,576,497

Media (6.6%)
Idearc, Inc.*^	79,245	2,270,369
News Corp., Class A	3,479,800	74,746,104
Time Warner, Inc.	4,378,400	95,361,552
Viacom, Inc., Class B*.	956,100	39,228,783

		211,606,808

Specialty Retail (2.4%)
Bed Bath & Beyond, Inc.*^	140,100	5,337,810
Best Buy Co., Inc.^	157,900	7,767,101
Home Depot, Inc.	1,021,500	41,023,440
Lowe’s Cos., Inc.^	724,400	22,565,060

		76,693,411

Total Consumer Discretionary		380,560,270

Consumer Staples (8.1%)
Beverages (1.0%)
PepsiCo, Inc.	507,700	31,756,635

Household Products (3.6%)
Procter & Gamble Co.	1,802,500	115,846,675

Tobacco (3.5%)
Altria Group, Inc.	1,026,100	88,059,902
Loews Corp.- Carolina Group	344,400	22,289,568

		110,349,470

Total Consumer Staples		257,952,780

Energy (10.5%)
Energy Equipment & Services (2.2%)
BJ Services Co.^	954,900	27,997,668
GlobalSantaFe Corp.^	175,800	10,333,524
Nabors Industries Ltd.*^	1,104,200	32,883,076

		71,214,268

Oil, Gas & Consumable Fuels (8.3%)
BP plc (ADR)^	462,600	31,040,460
Chevron Corp.	438,500	32,242,905
ConocoPhillips.	513,200	36,924,740
Exxon Mobil Corp.	1,400,200	107,297,326
Noble Energy, Inc.^.	1,193,692	58,574,467

		266,079,898

Total Energy.		337,294,166

Financials (29.6%)
Capital Markets (4.1%)
Goldman Sachs Group, Inc.	164,600	32,813,010
Merrill Lynch & Co., Inc.	547,200	50,944,320
Northern Trust Corp.	769,500	46,700,955

		130,458,285

Commercial Banks (2.8%)
Wachovia Corp.	519,100	29,562,745
Wells Fargo & Co.^	1,696,700	60,334,652

		89,897,397

Diversified Financial Services (12.8%)
Bank of America Corp.	2,127,923	113,609,809
Citigroup, Inc.	2,594,198	144,496,828
JPMorgan Chase & Co.	3,098,476	149,656,391

		407,763,028

Insurance (7.7%)
ACE Ltd.	1,092,300	66,160,611
Allstate Corp.	200,000	13,022,000
American International Group, Inc.^	1,804,800	129,331,968
Axis Capital Holdings Ltd.	953,300	31,811,621
MetLife, Inc.^	85,100	5,021,751

		245,347,951

Thrifts & Mortgage Finance (2.2%)
Fannie Mae	1,208,200	71,754,998

Total Financials		945,221,659

Health Care (14.6%)
Health Care Equipment & Supplies (0.7%)
Becton, Dickinson & Co.	335,900	23,563,385

Health Care Providers & Services (7.5%)
Aetna, Inc.	299,600	12,936,728
Medco Health Solutions, Inc.*	928,400	49,613,696
UnitedHealth Group, Inc.	1,179,000	63,347,670
WellPoint, Inc.*	1,444,300	113,651,967

		239,550,061

Pharmaceuticals (6.4%)
Eli Lilly & Co.	876,900	45,686,490
Merck & Co., Inc.	607,000	26,465,200
Pfizer, Inc.	1,020,800	26,438,720
Wyeth	2,045,800	104,172,136

		202,762,546

Total Health Care		465,875,992

Industrials (6.3%)
Aerospace & Defense (2.0%)
United Technologies Corp.	1,003,900	62,763,828

Air Freight & Logistics (0.2%)
United Parcel Service, Inc., Class B^.	80,600	6,043,388

Electrical Equipment (1.8%)
Emerson Electric Co.	1,312,400	57,863,716

Industrial Conglomerates (1.9%)
General Electric Co.	1,682,800	62,616,988

Road & Rail (0.4%)
Union Pacific Corp.	131,900	12,137,438

Total Industrials		201,425,358

Information Technology (10.8%)
Communications Equipment (3.1%)
Cisco Systems, Inc.*^	810,800	22,159,164
Motorola, Inc.	835,800	17,184,048
QUALCOMM, Inc.	1,559,000	58,914,610

		98,257,822

Computers & Peripherals (3.3%)
International Business Machines Corp.	820,600	79,721,290
Sun Microsystems, Inc.*.	5,061,000	27,430,620

		107,151,910

IT Services (0.2%)
Fiserv, Inc.*^	147,800	7,747,676

Semiconductors & Semiconductor Equipment (1.8%)
Applied Materials, Inc.	3,142,800	57,984,660

Software (2.4%)
Microsoft Corp.	2,518,800	75,211,368

Total Information Technology		346,353,436

Materials (3.5%)
Chemicals (3.2%)
Air Products & Chemicals, Inc.^	1,066,100	74,925,508

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
E.I. du Pont de Nemours & Co.	609,300	$29,679,003

		104,604,511

Metals & Mining (0.3%)
Alcoa, Inc.	298,200	8,948,982

Total Materials.		113,553,493

Telecommunication Services (4.1%)
Diversified Telecommunication Services (4.1%)
AT&T, Inc.^	1,558,600	55,719,950
BellSouth Corp.	424,100	19,979,351
Verizon Communications, Inc.	1,487,200	55,383,328

		131,082,629

Total Telecommunication Services		131,082,629

Utilities (0.1%)
Independent Power Producers & Energy Traders (0.1%)
Dynegy, Inc., Class A*	278,373	2,015,421

Total Utilities		2,015,421

Total Common Stocks (99.5%) (Cost $2,586,989,012)		3,181,335,204

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.9%)
Bank of Ireland
5.38%, 12/29/08 (l)	$4,999,525	4,999,525
Calyon/New York
5.37%, 10/14/08 (l)	9,995,944	9,995,944
Canadian Imperial Bank N.Y.
5.34%, 1/29/07 (l)	5,000,000	5,000,000
Deutsche Bank AG/London
5.34%, 1/31/07	2,000,000	2,000,000
Dexia Credit Local de France
5.34%, 4/13/07	10,000,000	10,000,000
HBOS Treasury Services plc
5.37%, 7/17/08 (l)	3,000,000	3,000,000
MBIA Global Funding LLC
5.37%, 9/25/08 (l)	7,500,000	7,500,000
Merrill Lynch Mortgage Capital, Inc.
5.41%, 1/5/07 (l).	5,000,000	5,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	131,194,448	131,194,448
Nordea Bank N.Y.
5.32%, 1/3/07 (l)	4,999,843	4,999,843
Park Sienna LLC
5.38%, 1/2/07	9,994,022	9,994,022
Pricoa Global Funding I
5.36%, 5/23/08 (l)	5,000,000	5,000,000
Unicredito Italiano Bank (Ireland) plc
5.21%, 1/29/08 (l)	5,000,000	5,000,000
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	4,999,279	4,999,279

Total Short-Term Investments of Cash Collateral for Securities Loaned		218,683,061

Time Deposit (0.5%)
JPMorgan Chase Nassau 4.75%, 1/2/07	16,789,877	16,789,877

Total Short-Term Investments (7.4%) (Amortized Cost $235,472,938)		235,472,938

Total Investments (106.9%) (Cost/Amortized Cost $2,822,461,950)		3,416,808,142
Other Assets Less Liabilities (-6.9%)		(221,440,458)

Net Assets (100%)		$3,195,367,684

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR	— American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,462,057,584
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,708,272,969

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$593,885,309
Aggregate gross unrealized depreciation	(5,512,626)

Net unrealized appreciation	$588,372,683

Federal income tax cost of investments	$2,828,435,459

At December 31, 2006, the Portfolio had loaned securities with a total value of $212,620,913. This was secured by collateral of $218,683,061 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $87,090 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (16.4%)
Asset-Backed Securities (0.7%)
DB Master Finance LLC,
Series 06-1 A2
5.779%, 6/20/31 §	$1,605,000	$1,624,960
Residential Accredit Loans, Inc.,
Series 07-QS1 A1
6.000%, 1/25/37	3,600,000	3,627,540

		5,252,500

Non-Agency CMO (15.7%)
Adjustable Rate Mortgage Trust,
Series 05-4 3A1
5.004%, 8/25/35 (l)	3,267,247	3,215,850
Series 05-9 1A2
5.222%, 11/25/35 (l)	5,530,000	5,483,103
Banc of America Commercial Mortgage, Inc.,
Series 06-2 A4
5.741%, 5/10/45 (l)	2,055,000	2,124,972
Bear Stearns Alt-A Trust,
Series 05-10 24A1
5.937%, 1/25/36 (l)	2,676,675	2,695,586
Series 06-2 23A1
5.975%, 3/25/36 (l)	3,467,097	3,496,057
Series 06-3 22A1
6.232%, 5/25/36 (l)	3,044,079	3,081,956
Chase Mortgage Finance Corp.,
Series 02-S4 A23
6.250%, 3/25/32	1,810,093	1,803,608
Citigroup Commercial Mortgage Trust,
Series 04-C1 A4
5.356%, 4/15/40 (l)	2,335,000	2,351,545
Citigroup Mortgage Loan Trust, Inc.,
Series 05-2 1A4
5.110%, 5/25/35 (l)	3,290,090	3,244,901
Countrywide Alternative Loan Trust,
Series 05-59 2X
1.960%, 11/20/35 IO	17,322,014	657,717
Countrywide Home Loan
Mortgage Pass Through Trust,
Series 05-12 1A5
5.250%, 5/25/35	4,982,040	4,841,825
Series 06-HYB4 2A1
5.832%, 6/20/36 (l)	4,516,167	4,557,587
CS First Boston Mortgage Securities Corp.,
Series 01-CP4 ACP
1.090%, 12/15/35 IO §(l)	128,000,000	916,762
Series 04-C1 A4
4.750%, 1/15/37	1,875,000	1,810,783
Greenpoint Mortgage Funding Trust,
Series 05-AR5 4X1
(Zero Coupon), 11/25/45 IO	15,331,976	277,969
Series 05-AR5 4X2
(Zero Coupon), 11/25/45 IO	7,212,081	99,166
Series 06-AR2 4A1
6.827%, 3/25/36 (l)	3,509,190	3,588,147
Indymac Index Mortgage Loan Trust,
Series 06-AR7 4A1
6.252%, 5/25/36 (l)	2,146,398	2,176,018
JP Morgan Alternative Loan Trust,
Series 06-A2 4A1
6.359%, 5/25/36 (l)	3,151,879	3,200,523
Series 06-A4 A1
5.950%, 9/25/36 (l)	3,389,677	3,420,376
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 06-CB15 A4
5.814%, 6/12/43 (l)	1,715,000	1,773,812
Series 06-LDP7 A4
5.875%, 4/15/45 (l)	1,800,000	1,880,498
JP Morgan Mortgage Trust,
Series 06-A4 1A1
5.846%, 6/25/36 (l)	3,251,381	3,277,175
LB-UBS Commercial Mortgage Trust,
Series 03-C3 A4
4.166%, 5/15/32	2,425,000	2,284,646
Series 04-C2 A4
4.367%, 3/15/36^	1,940,000	1,832,326
Series 05-C7 XCL
0.083%, 11/15/40 IO §(l)	82,156,343	788,808
Series 06-C4 A4
5.899%, 6/15/38 (l)	1,700,000	1,778,200
Series 06-C6 XCL
7.000%, 9/15/39 IO (l)	90,588,302	1,739,468
Merrill Lynch Mortgage Investors, Inc.,
Series 06-A1 2A1
6.189%, 3/25/36 (l)	3,168,301	3,209,323
Merrill Lynch Mortgage Trust,
Series 04-BPC1 A5
4.855%, 10/12/41 (l)	2,160,000	2,093,917
Series 04-KEY2 A4
4.864%, 8/12/39 (l)	2,755,000	2,677,712
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Series 06-2 A4
5.910%, 6/12/46 (l)	1,025,000	1,071,180
Morgan Stanley Capital I,
Series 03-1Q4 X1
0.188%, 5/15/40 IO §(l)	121,622,004	4,189,878
Morgan Stanley Mortgage Loan Trust,
Series 06-11 1A2
6.354%, 8/25/36 (l)	2,010,000	2,027,648
RESI Finance LP,
Series 03-C B3
6.750%, 9/10/35 §(l)	7,616,560	7,747,993
Residential Accredit Loans, Inc.,
Series 02-QS19 A8
6.000%, 12/25/32	2,016,947	2,006,387
Residential Asset Mortgage Products, Inc.,
Series 04-SL2 A2
6.500%, 10/25/31	2,608,743	2,665,321
Series 04-SL3 A3
7.500%, 12/25/31	1,440,532	1,484,467
Series 04-SL4 A4
7.000%, 7/25/32	1,685,789	1,729,845
Residential Funding Mortgage Security I, Inc.,
Series 05-SA3 3A
5.239%, 8/25/35 (l)	3,219,708	3,204,621
Structured Asset Mortgage Investments, Inc.,
Series 05-AR7 5X1
1.463%, 3/25/46 IO	4,585,021	128,839
Structured Asset Securities Corp.,
Series 02-11A 1A1
6.950%, 6/25/32 (l)	516,081	516,585
Series 03-21 2A1
4.000%, 8/25/33	3,495,982	3,433,061
Series 06-RM1 A
5.000%, 8/25/46 IO §	5,548,695	1,234,585
Wells Fargo Mortgage Backed Securities Trust,
Series 06-AR11 A4
5.537%, 8/25/36 (l)	3,228,894	3,208,439

		111,029,185

Total Asset-Backed and Mortgage-Backed Securities		116,281,685

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Government Securities (82.6%)
Agency CMO (2.0%)
Federal Home Loan Mortgage Corp.
5.000%, 12/1/34 IO	$5,197,467	$1,248,808
5.000%, 8/1/35 IO	7,352,055	1,758,505
Federal National Mortgage Association
5.500%, 3/25/29	3,515,899	3,504,187
Federal National Mortgage Association
5.000%, 2/1/18 IO	2,117,500	332,981
5.000%, 7/1/18 IO	5,991,261	950,811
5.000%, 4/1/19 IO	1,177,023	199,156
5.000%, 7/1/33 IO	4,045,124	933,122
5.000%, 8/1/34 IO	6,221,901	1,488,278
5.000%, 3/1/35 IO	14,744,388	3,503,142
Government National Mortgage Association
0.485%, 11/16/45 IO	6,503,273	364,021

		14,283,011

U.S. Government Agencies (29.1%)
Federal Home Loan Mortgage Corp.
4.750%, 11/3/09^	6,670,000	6,633,615
4.113%, 1/1/35 (l)	5,889,382	5,845,678
4.212%, 4/1/35 (l)	3,998,252	3,931,700
4.588%, 4/1/35 (l)	762,487	763,133
4.676%, 6/1/35 (l)	1,547,993	1,542,134
4.230%, 10/1/35 (l)	1,029,774	1,025,248
5.741%, 5/1/36 (l)	899,371	907,366
Federal National Mortgage Association
5.125%, 4/15/11^	28,076,000	28,276,771
5.000%, 12/1/17	12,124,838	11,957,410
5.000%, 12/1/19	3,367,563	3,318,009
4.486%, 5/1/33 (l)	908,518	919,561
4.408%, 8/1/34 (l)	961,276	963,693
6.500%, 8/1/34	3,302,011	3,380,456
4.104%, 11/1/34 (l)	1,070,836	1,073,112
5.500%, 2/1/35	9,813,546	9,708,337
6.500%, 4/1/35	3,286,406	3,364,481
4.715%, 5/1/35 (l)	1,023,177	1,021,213
6.500%, 5/1/35	4,189,557	4,289,088
4.611%, 7/1/35 (l)	1,207,210	1,213,615
4.793%, 7/1/35 (l)	1,867,913	1,861,990
4.822%, 7/1/35 (l)	864,581	861,857
4.527%, 8/1/35 (l)	506,134	507,322
4.176%, 9/1/35 (l)	586,510	591,363
4.464%, 1/1/36 (l)	841,833	846,336
5.500%, 1/1/36	7,131,594	7,050,140
6.778%, 1/1/36 (l)	1,499,828	1,530,732
5.803%, 3/1/36 (l)	2,722,587	2,764,894
5.579%, 4/1/36 (l)	1,169,652	1,178,043
6.012%, 5/1/36 (l)	1,236,440	1,252,674
5.938%, 6/1/36 (l)	1,852,877	1,868,515
5.939%, 6/1/36 (l)	377,449	379,453
5.000%, 1/25/22 TBA	31,310,000	30,771,844
5.000%, 1/25/37 TBA	3,400,000	3,282,061
Government National Mortgage Association
9.000%, 12/15/09	767,941	789,381
5.500%, 7/15/33	9,085,157	9,054,739
5.500%, 1/15/36	3,619,695	3,602,295
5.500%, 3/15/36	6,452,991	6,421,972
5.500%, 4/15/36	7,421,727	7,386,051
5.500%, 4/20/36	20,212,992	20,065,296
5.500%, 5/15/36	2,382,562	2,371,109
5.500%, 6/15/36	2,571,176	2,558,816
5.500%, 11/15/36	4,796,826	4,773,768
5.500%, 12/15/36	4,653,305	4,630,937

		206,536,208

U.S. Treasuries (51.5%)
U.S. Treasury Bonds
7.250%, 5/15/16^	7,780,000	9,248,172
U.S. Treasury Notes
3.000%, 2/15/09^	15,000,000	14,460,930
2.625%, 3/15/09^	35,640,000	34,059,865
3.125%, 4/15/09^	29,834,000	28,778,145
3.625%, 1/15/10^	26,110,000	25,304,270
4.000%, 3/15/10^	30,280,000	29,644,816
5.750%, 8/15/10^	18,000,000	18,620,856
5.125%, 6/30/11^	11,700,000	11,897,437
4.625%, 8/31/11^	32,300,000	32,197,803
4.375%, 8/15/12^	31,500,000	31,047,186
3.625%, 5/15/13	23,105,000	21,770,155
4.000%, 2/15/14^	16,000,000	15,315,632
4.750%, 5/15/14^	10,520,000	10,547,121
4.250%, 8/15/15^	15,110,000	14,621,282
4.500%, 11/15/15^	24,560,000	24,181,997
4.625%, 11/15/16^	33,698,000	33,476,874
Inflation Indexed
1.875%, 7/15/13	10,141,227	9,797,379

		364,969,920

Total Government Securities		585,789,139

Total Long-Term Debt Securities (99.0%) (Cost $706,043,494).		702,070,824

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (29.1%)
American Express Credit Corp.
5.35%, 6/12/07 (l)	5,000,000	5,000,000
Calyon/New York
5.37%, 10/14/08 (l)	9,995,944	9,995,944
CIC N.Y.
5.34%, 5/29/07 (l)	10,000,000	10,000,000
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	22,100,000	22,100,000
Dexia Credit Local de France
5.34%, 4/13/07 (l)	15,000,000	15,000,000
Goldman Sachs Group, Inc.
5.45%, 12/28/07	10,000,000	10,000,000
5.43%, 1/29/08 (l)	5,000,000	5,000,000
Lehman Holdings
5.43%, 12/30/08 (l)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
5.42%, 3/19/07 (l)	3,000,522	3,000,522
Morgan Stanley
5.49%, 1/29/08 (l)	10,000,000	10,000,000
New York Life Insurance Co.
5.42%, 3/29/07 (l)	10,000,000	10,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	53,193,131	53,193,131
Park Sienna LLC
5.38%, 1/2/07	9,994,022	9,994,022
Sigma Finance, Inc.
5.37%, 10/24/07 (l)	19,998,061	19,998,061
Skandinaviska Enskilda Banken AB
5.34%, 2/26/07 (l)	12,500,000	12,500,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		205,781,680

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
Time Deposit (5.5%)
JPMorgan Chase Nassau
4.75%, 1/2/07	$39,188,404	$39,188,404

Total Short-Term Investments (34.6%) (Amortized Cost $244,970,084)		244,970,084

Total Investments (133.6%) (Cost/Amortized Cost $951,013,578)		947,040,908
Other Assets Less Liabilities (-33.6%)		(238,237,822)

Net Assets (100%)		$708,803,086

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $16,502,986 or 2.33% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO — Collateralized Mortgage Obligation

IO — Interest only

TBA — Security is subject to delayed delivery.

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,297,391,665
Long-term U.S. Treasury securities	387,956,698

$1,685,348,363

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,286,431,191
Long-term U.S. Treasury securities	461,090,014

$1,747,521,205

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,328,528
Aggregate gross unrealized depreciation	(7,301,198)

Net unrealized depreciation	$(3,972,670)

Federal income tax cost of investments	$951,013,578

At December 31, 2006, the Portfolio had loaned securities with a total value of $322,286,898. This was secured by collateral of $205,781,680 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $123,544,917 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $30,436,976, of which $8,292,448 expires in the year 2012, $5,673,454 expires in the year 2013, and $16,471,074 expires in the year 2014.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.9%)
Macquarie Airports Management Ltd.	2,563,200	$7,273,131
Macquarie Bank Ltd.	175,580	10,923,293
National Australia Bank Ltd.	361,600	11,514,530
Promina Group Ltd.^	522,700	2,850,986
QBE Insurance Group Ltd.^	1,698,960	38,633,620
Zinifex Ltd.^	892,500	13,218,173

		84,413,733

Austria (0.4%)
OMV AG	193,700	10,980,613

Belgium (1.0%)
Fortis	504,900	21,518,216
KBC Groep N.V.	56,535	6,925,684

		28,443,900

Brazil (1.3%)
Cia de Bebidas das Americas (Preference ADR)^	161,000	7,856,800
Cia Vale do Rio Doce (ADR)	626,000	18,617,240
Petroleo Brasileiro S.A. (ADR)	100,000	10,299,000

		36,773,040

Canada (1.8%)
Gerdau Ameristeel Corp.	1,037,100	9,277,487
ING Canada, Inc.	128,600	5,792,912
IPSCO, Inc.	105,915	9,973,503
Nexen, Inc.^	181,066	9,989,204
Teck Cominco Ltd., Class B	130,700	9,872,416
TELUS Corp. (Non-Voting)^	207,699	9,286,396

		54,191,918

China (0.7%)
China Construction Bank, Class H §	12,002,000	7,638,934
China Shenhua Energy Co., Ltd., Class H	4,956,000	11,929,193

		19,568,127

Finland (0.1%)
Sampo Oyj, Class A	156,900	4,195,855

France (10.7%)
Air France-KLM^	74,700	3,141,266
BNP Paribas	529,996	57,762,368
Cap Gemini S.A.^	416,812	26,134,866
Cie Generale d’Optique Essilor International S.A.	129,678	13,927,941
Credit Agricole S.A.^	408,753	17,172,608
France Telecom S.A.	418,400	11,558,600
Groupe Danone^	86,805	13,140,630
Renault S.A.^	250,200	30,023,287
Sanofi-Aventis^	238,455	21,994,986
Societe Generale^	163,695	27,759,135
Societe Television Francaise 1^	695,544	25,781,905
Total S.A.	469,228	33,814,551
Vinci S.A.^	262,201	33,468,731

		315,680,874

Germany (6.8%)
Allianz SE (Registered)	26,300	5,367,153
BASF AG	83,900	8,170,375
Bayer AG^	452,839	24,279,556
Continental AG	185,800	21,584,956
Deutsche Lufthansa AG (Registered)	769,200	21,148,271
Deutsche Telekom AG (Registered)	354,600	6,471,491
E.ON AG^	190,600	25,844,746
Epcos AG*^	270,900	5,411,918
Merck KGaA	115,499	11,961,859
Muenchener Rueckversicherungs AG (Registered)^	182,500	31,386,046
RWE AG	301,501	33,197,454
TUI AG^	317,000	6,328,702

		201,152,527

Greece (0.0%)
OPAP S.A.	31,444	1,214,056

Hong Kong (1.6%)
China Mobile Ltd.	883,500	7,633,958
Esprit Holdings Ltd.	1,782,000	19,899,926
Li & Fung Ltd.	5,214,000	16,224,089
Sino Land Co.^	1,614,300	3,769,416

		47,527,389

Ireland (2.4%)
Anglo Irish Bank Corp. plc	1,896,304	39,133,784
C&C Group plc	513,318	9,137,972
CRH plc	499,932	20,818,652

		69,090,408

Italy (4.0%)
Banca Popolare di Verona e Novara S.c.r.l.^	315,000	9,034,401
Buzzi Unicem S.p.A.^	237,667	6,747,493
ENI S.p.A.^	1,433,356	48,159,618
Fondiaria-Sai S.p.A.	232,200	11,096,345
Italcementi S.p.A.^	365,200	10,291,172
UniCredito Italiano S.p.A	3,692,659	32,332,317

		117,661,346

Japan (24.1%)
Canon, Inc.^	929,400	52,259,494
Daiichi Sankyo Co., Ltd.	328,300	10,249,473
Daiwa House Industry Co., Ltd.	1,016,000	17,650,287
Denso Corp.	445,400	17,643,305
East Japan Railway Co.	1,720	11,475,809
EDION Corp.^	416,000	6,162,058
Hitachi Ltd.	766,000	4,770,022
Honda Motor Co., Ltd.^	556,600	21,954,765
Hoya Corp.	654,300	25,479,015
Isuzu Motors Ltd.^	2,600,000	12,197,558
Itochu Corp.	1,381,000	11,323,377
Japan Tobacco, Inc	5,580	26,927,112
JFE Holdings, Inc.^	606,300	31,191,465
Kyocera Corp.	91,300	8,597,088
Leopalace21 Corp.^	234,200	7,468,927
Mitsubishi Corp.	407,000	7,651,211
Mitsubishi UFJ Financial Group, Inc.	2,727	33,642,650
Mitsui & Co., Ltd.^	2,206,000	32,954,387
Mitsui Chemicals, Inc.	1,705,000	13,107,129
Mitsui O.S.K. Lines Ltd.^	1,999,000	19,695,573
NGK Insulators Ltd.^	1,154,000	17,800,781
Nippon Mining Holdings, Inc.	682,500	4,903,024
Nippon Telegraph & Telephone Corp.	3,038	14,940,775
Nissan Motor Co., Ltd	532,100	6,399,222
Nitto Denko Corp.^	557,700	27,895,531
Nomura Holdings, Inc.	1,386,900	26,130,590
ORIX Corp.^	187,300	54,152,029
Rengo Co., Ltd.^	500,000	3,197,516
Secom Co., Ltd	100	5,178
Sharp Corp.^	903,000	15,535,647
Sony Corp.^	146,200	6,257,564

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Sumitomo Heavy Industries Ltd.	1,264,000	$13,260,039
Sumitomo Mitsui Financial Group, Inc.^	4,857	49,729,680
Takeda Pharmaceutical Co., Ltd.	120,000	8,227,938
Tokyo Electric Power Co., Inc.^	406,500	13,134,363
Toyota Motor Corp.	1,140,100	76,162,947

		710,133,529

Mexico (1.3%)
America Movil S.A. de C.V. (ADR)	583,500	26,385,870
Grupo Televisa S.A. (ADR)	453,900	12,259,839

		38,645,709

Netherlands (4.4%)
ABN AMRO Holding N.V.	427,003	13,710,694
Buhrmann N.V.	435,200	6,461,849
European Aeronautic Defence & Space Co. N.V.^	516,520	17,776,948
ING Groep N.V. (CVA)	856,595	37,941,551
Mittal Steel Co. N.V.	470,946	19,859,994
Royal Dutch Shell plc, Class A	479,000	16,877,243
Royal Dutch Shell plc, Class B.	184,368	6,458,961
Wolters Kluwer N.V.	360,300	10,352,638

		129,439,878

Russia (0.5%)
LUKOIL (ADR)^	108,996	9,548,050
MMC Norilsk Nickel (ADR)^	29,347	4,607,479

		14,155,529

Singapore (0.3%)
Flextronics International Ltd.*	608,400	6,984,432
Neptune Orient Lines Ltd.	1,431,000	1,949,286

		8,933,718

Spain (2.5%)
Banco Bilbao Vizcaya Argentaria S.A.	1,565,537	37,654,571
Repsol YPF S.A.^	598,100	20,663,536
Telefonica S.A.	692,769	14,725,940

		73,044,047

Sweden (0.4%)
Svenska Cellulosa AB, Class B	243,100	12,700,314

Switzerland (13.6%)
ABB Ltd. (Registered)	2,223,056	39,791,737
Alcon, Inc.	58,700	6,560,899
Credit Suisse Group (Registered).	1,313,840	91,754,616
Nestle S.A. (Registered)	112,222	39,806,772
Nobel Biocare Holding AG	46,533	13,732,705
Novartis AG (Registered)	496,774	28,588,821
Roche Holding AG	272,413	48,760,744
Swiss Reinsurance (Registered)	233,078	19,781,176
UBS AG (Registered)	951,596	57,725,636
Xstrata plc	1,097,328	54,764,705

		401,267,811

United Kingdom (14.7%)
AstraZeneca plc	388,800	20,880,191
Aviva plc	1,370,528	22,048,743
BAE Systems plc	2,110,800	17,588,381
Barclays plc	1,720,400	24,579,690
BG Group plc	1,044,062	14,160,665
BHP Billiton plc	173,700	3,176,898
BP plc	1,440,736	16,002,004
British American Tobacco plc	622,151	17,400,116
Friends Provident plc	3,402,120	14,448,856
George Wimpey plc	750,583	8,204,385
HBOS plc.	1,038,210	23,001,478
International Power plc	1,821,254	13,607,354
J Sainsbury plc	2,115,800	16,946,789
Man Group plc	3,061,444	31,321,639
Marks & Spencer Group plc	1,587,264	22,273,704
Persimmon plc	299,000	8,929,967
Punch Taverns plc	385,250	9,643,558
Reckitt Benckiser plc	162,475	7,421,839
Rio Tinto plc	732,070	38,942,710
Royal & Sun Alliance Insurance Group	636,260	1,899,016
Royal Bank of Scotland Group plc	817,812	31,899,574
Standard Chartered plc	627,480	18,322,841
Tesco plc	1,462,665	11,579,439
Vodafone Group plc	10,573,937	29,283,115
Wolverhampton & Dudley Breweries plc	266,500	9,440,607

		433,003,559

Total Common Stocks (95.5%) (Cost $2,227,043,588)		2,812,217,880

	Number of Warrants
WARRANTS:
Luxembourg (0.5%)
Infosys Technologies Ltd., $0.0001, expiring 8/21/09* §	293,011	14,799,986

United States (0.3%)
Foxconn Technology Co., Ltd., $9.74, expiring 8/22/08*	674,107	8,021,873

Total Warrants (0.8%) (Cost $16,707,655)		22,821,859

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (17.9%)
Aegis Finance LLC
5.34%, 1/12/07	$14,929,200	14,929,200
Allstate Life Global Funding Trust
5.34%, 1/29/08 (l)	2,000,000	2,000,000
Allstate Life Insurance Co.
5.36%, 1/29/08 (l)	20,000,000	20,000,000
American Express Credit Corp.
5.35%, 6/12/07 (l)	5,000,000	5,000,000
Bank of America Corp.
5.37%, 8/8/08 (l)	9,000,000	9,000,000
Bank of Ireland
5.38%, 12/29/08 (l)	24,997,625	24,997,625
Beta Finance, Inc.
5.37%, 1/15/08 (l)	5,000,000	5,000,000
5.38%, 3/10/08 (l)	9,997,615	9,997,615
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	3,000,000	3,000,000
Calyon/New York
5.37%, 10/14/08 (l)	9,995,944	9,995,944
CC USA, Inc.
5.38%, 2/15/08 (l)	9,997,496	9,997,496
Charta LLC
5.35%, 1/30/07	9,898,417	9,898,417
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	20,000,000	20,000,000
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	19,908,033	19,908,033

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Deutsche Bank/London
5.34%, 1/31/07	$8,000,000	$8,000,000
Dexia Credit Local de France
5.34%, 4/13/07	20,000,000	20,000,000
Dorada Finance, Inc.
5.37%, 1/14/08 (l)	10,000,000	10,000,000
Fifth Third Bancorp
5.35%, 1/29/08 (l)	1,999,982	1,999,982
Goldman Sachs Group, Inc.
5.43%, 3/7/07	15,000,000	15,000,000
5.46%, 12/28/07	10,000,000	10,000,000
5.40%, 1/29/08 (l)	5,000,000	5,000,000
5.43%, 1/29/08 (l)	10,000,000	10,000,000
K2 (USA) LLC
5.39%, 2/15/08 (l)	9,996,870	9,996,870
Lehman Holdings
5.43%, 12/30/08 (l)	10,000,000	10,000,000
MBIA Global Funding LLC
5.37%, 9/25/08 (l)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
5.42%, 3/19/07 (l)	17,002,881	17,002,881
Metropolitan Life Insurance Co.
5.42%, 12/17/07 (l)	6,000,000	6,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Natexis Banques Populaires N.Y.
5.34%, 4/5/07 (l)	23,000,000	23,000,000
New York Life Insurance Co.
5.42%, 3/29/07 (l)	15,000,000	15,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r).	108,999,051	108,999,051
Park Sienna LLC
5.38%, 1/2/07	9,994,022	9,994,022
Pricoa Global Funding, Inc.
5.37%, 9/22/08 (l)	20,000,000	20,000,000
Santander U.S. Debt S.A. Unipersonal
5.40%, 2/6/08 (l)	9,997,005	9,997,005
Skandinaviska Enskilda Banken AB
5.34%, 2/26/07	12,500,000	12,500,000
Unicredito Italiano Bank (Ireland) plc
5.36%, 1/29/08 (l)	10,000,000	10,000,000
Wells Fargo & Co.
5.42%, 12/26/08 (l)	12,000,000	12,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		528,214,141

Time Deposit (2.3%)
JPMorgan Chase Nassau
4.75%, 1/2/07	67,712,498	67,712,498

Total Short-Term Investments (20.2%) (Amortized Cost $595,926,639)		595,926,639

Total Investments (116.5%) (Cost/Amortized Cost $ 2,839,677,882)		3,430,966,378
Other Assets Less Liabilities (-16.5%)		(486,230,908)

Net Assets (100%)		$2,944,735,470

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $22,438,920 or 0.76% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

CVA — Dutch Certification

At December 31, 2006 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/06	Unrealized Appreciation
Dow Jones Euro Stoxx 50 Index.	437	March-07	$23,499,740	$23,954,715	$454,975

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,881,335,795
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,778,030,881

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$622,938,188
Aggregate gross unrealized depreciation	(49,856,597)

Net unrealized appreciation	$573,081,591

Federal income tax cost of investments	$2,857,884,787

At December 31, 2006, the Portfolio had loaned securities with a total value of $503,508,252. This was secured by collateral of $528,214,141 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $26,778,036 which expires in the year 2010. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized net capital loss carryforward of $124,005,239 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.1%)
Automobiles (1.0%)
Toyota Motor Corp. (ADR)^	60,620	$8,141,872

Hotels, Restaurants & Leisure (5.1%)
Hilton Hotels Corp.	214,200	7,475,580
McDonald’s Corp.	395,700	17,541,381
Melco PBL Entertainment Macau Ltd. (ADR)*^	244,652	5,201,302
Starwood Hotels & Resorts Worldwide, Inc.	197,600	12,350,000

		42,568,263

Household Durables (0.4%)
Fortune Brands, Inc.^	42,000	3,586,380

Media (4.0%)
Comcast Corp., Special Class A*	437,100	18,305,748
Time Warner, Inc.	695,800	15,154,524

		33,460,272

Multiline Retail (4.2%)
Kohl’s Corp.*	267,400	18,298,182
Target Corp.	299,500	17,086,475

		35,384,657

Textiles, Apparel & Luxury Goods (0.4%)
NIKE, Inc., Class B	33,800	3,347,214

Total Consumer Discretionary		126,488,658

Consumer Staples (5.3%)
Food Products (1.1%)
Wm. Wrigley Jr. Co.^	182,200	9,423,384

Household Products (4.2%)
Procter & Gamble Co.	540,500	34,737,935

Total Consumer Staples		44,161,319

Energy (5.2%)
Energy Equipment & Services (5.2%)
BJ Services Co.	79,000	2,316,280
GlobalSantaFe Corp.	122,000	7,171,160
Halliburton Co.	864,500	26,842,725
Schlumberger Ltd.	118,400	7,478,144

		43,808,309

Total Energy		43,808,309

Financials (20.2%)
Capital Markets (14.0%)
Charles Schwab Corp.	490,400	9,484,336
Credit Suisse Group (ADR)	251,300	17,553,305
Franklin Resources, Inc.	215,200	23,708,584
Goldman Sachs Group, Inc.	71,700	14,293,395
Lazard Ltd., Class A^	89,900	4,255,866
Legg Mason, Inc.^	191,490	18,201,125
Merrill Lynch & Co., Inc.	247,500	23,042,250
UBS AG (Registered)	105,400	6,358,782

		116,897,643

Diversified Financial Services (3.8%)
Chicago Mercantile Exchange Holdings, Inc., Class A	11,935	6,083,866
JPMorgan Chase & Co.	285,400	13,784,820
NYSE Group, Inc.*^	126,200	12,266,640

		32,135,326

Insurance (2.4%)
American International Group, Inc.	278,099	19,928,574

Total Financials		168,961,543

Health Care (14.2%)
Biotechnology (5.4%)
Amgen, Inc.*	24,300	1,659,933
Genentech, Inc.*.	256,100	20,777,393
Gilead Sciences, Inc.*.	343,400	22,296,962

		44,734,288

Health Care Equipment & Supplies (2.8%)
Alcon, Inc.	207,450	23,186,686

Health Care Providers & Services (5.2%)
WellPoint, Inc.*	557,800	43,893,282

Pharmaceuticals (0.8%)
Teva Pharmaceutical Industries Ltd. (ADR)^	210,100	6,529,908

Total Health Care		118,344,164

Industrials (9.4%)
Aerospace & Defense (5.9%)
Boeing Co.	408,200	36,264,488
Rockwell Collins, Inc.	110,300	6,980,887
Spirit Aerosystems Holdings, Inc., Class A*	186,800	6,252,196

		49,497,571

Construction & Engineering (0.5%)
Fluor Corp.	54,000	4,409,100

Industrial Conglomerates (2.5%)
General Electric Co.	563,000	20,949,230

Road & Rail (0.5%)
Hertz Global Holdings, Inc.*	225,200	3,916,228

Total Industrials		78,772,129

Information Technology (27.5%)
Communications Equipment (6.2%)
Cisco Systems, Inc.*	936,400	25,591,812
Corning, Inc.*	536,800	10,043,528
QUALCOMM, Inc.	437,700	16,540,683

		52,176,023

Computers & Peripherals (8.9%)
Apple Computer, Inc.*	484,600	41,113,464
Hewlett-Packard Co.	473,600	19,507,584
Network Appliance, Inc.*^	350,850	13,781,388

		74,402,436

Internet Software & Services (6.1%)
Akamai Technologies, Inc.*^	121,400	6,448,768
Google, Inc., Class A*^	96,780	44,565,254

		51,014,022

Semiconductors & Semiconductor Equipment (4.4%)
Advanced Micro Devices, Inc.*^	491,600	10,004,060
Broadcom Corp., Class A*	641,150	20,715,557
NVIDIA Corp.*	172,200	6,373,122

		37,092,739

Software (1.9%)
Microsoft Corp.	397,000	11,854,420
Oracle Corp.*	218,300	3,741,662

		15,596,082

Total Information Technology		230,281,302

Materials (1.6%)
Chemicals (1.6%)
Monsanto Co.	253,600	13,321,608

Total Materials		13,321,608

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Telecommunication Services (1.1%)
Wireless Telecommunication Services (1.1%)
America Movil S.A. de C.V. (ADR)^	209,700	$9,482,634

Total Telecommunication Services		9,482,634

Total Common Stocks (99.6%) (Cost $743,733,550)		833,621,666

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.5%)
Calyon/New York
5.37%, 10/14/08 (l)	$4,998,092	4,998,092
Charta LLC
5.32%, 1/8/07	4,956,083	4,956,083
Dexia Credit Local de France
5.34%, 4/13/07	7,000,000	7,000,000
New York Life Insurance Co.
5.43%, 3/29/07 (l)	3,000,000	3,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	34,257,262	34,257,262

Total Short-Term Investments of Cash Collateral for Securities Loaned		54,211,437

Time Deposit (0.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07	2,053,448	2,053,448

Total Short-Term Investments (6.7%) (Amortized Cost $56,264,885)		56,264,885

Total Investments (106.3%) (Cost/Amortized Cost $ 799,998,435)		889,886,551
Other Assets Less Liabilities (-6.3%)		(52,741,016)

Net Assets (100%)		$837,145,535

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$784,024,563
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,016,577,228

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$104,229,056
Aggregate gross unrealized depreciation	(16,543,017)

Net unrealized appreciation	$87,686,039

Federal income tax cost of investments	$802,200,512

At December 31, 2006, the Portfolio had loaned securities with a total value of $53,064,473. This was secured by collateral of $54,211,437 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $9,500 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $486,412,824 of which $123,948,597 expires in the year 2009, $258,581,589 expires in the year 2010, and $103,882,638 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $121,062,898 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (18.1%)
Asset-Backed Securities (2.8%)
Bayview Financial Acquisition Trust,
Series 05-D AF2
5.402%, 12/28/35 (l)	$7,075,000	$7,038,521
Capital Auto Receivables Asset Trust,
Series 05-SN1A A3A
4.100%, 6/15/08	4,184,658	4,174,150
Capital One Prime Auto Receivables Trust,
Series 05-1 A3
4.320%, 8/15/09	8,430,238	8,384,398
Citifinancial Mortgage Securities, Inc.,
Series 03-1 AFPT
3.360%, 1/25/33 (e)	2,010,967	1,859,400
Credit-Based Asset Servicing and Securitization LLC,
Series 05-CB7 AF2
5.150%, 11/25/35 (e)	4,620,000	4,591,152
DB Master Finance LLC,
Series 06-1 A2
5.779%, 6/20/31 §	2,000,000	2,024,872
Home Equity Mortgage Trust,
Series 05-4 A3
4.742%, 1/25/36 (e)	4,995,000	4,945,486
Series 06-1 A2
5.300%, 5/25/36 (e)	2,335,000	2,355,194
IXIS Real Estate Capital Trust,
Series 06-HE3 A2
5.420%, 1/25/37 (l)	10,075,000	10,075,140
MBNA Credit Card Master Note Trust,
Series 03-A6 A6
2.750%, 10/15/10	4,510,000	4,365,186
Providian Gateway Master Trust,
Series 04-DA A
3.350%, 9/15/11 §	6,465,000	6,375,098
Residential Asset Securities Corp.,
Series 03-KS3 A2
5.650%, 5/25/33 (l)	530,455	530,576
Residential Funding Mortgage Securities II, Inc.,
Series 05-HI2 A3
4.460%, 5/25/35	4,080,000	4,029,344

		60,748,517

Non-Agency CMO (15.3%)
Banc of America Commercial Mortgage, Inc.,
Series 01-PB1 A2
5.787%, 5/11/35	5,319,481	5,418,409
Series 04-3 A5
5.303%, 6/10/39 (l)	6,965,000	7,018,008
Series 04-4 A3
4.128%, 7/10/42	6,190,000	6,017,859
Series 04-6 A2
4.161%, 12/10/42	8,270,000	8,035,639
Bear Stearns Alt-A Trust,
Series 05-10 24A1
5.937%, 1/25/36 (l)	7,917,215	7,973,152
Series 06-1 22A1
5.398%, 2/25/36 (l)	9,678,236	9,658,316
Series 06-3 22A1
6.232%, 5/25/36 (l)	4,544,861	4,601,412
Bear Stearns Commercial Mortgage Securities, Inc.
Series 02-TOP6 A2
6.460%, 10/15/36	13,190,000	13,861,896
Series 05-PWR7 A3
5.116%, 2/11/41 (l)	19,680,000	19,417,656
Citigroup Mortgage Loan Trust, Inc.,
Series 05-2 1A4
5.110%, 5/25/35 (l)	8,768,005	8,647,578
Series 06-AR1 3A1
5.500%, 3/25/36 (l)	13,424,992	13,386,115
Credit Suisse Mortgage Capital Certificates,
Series 06-C3 A3
5.828%, 6/15/38 (l)	7,900,000	8,214,047
Series 06-C4 A3
5.467%, 9/15/39	11,725,000	11,815,237
CS First Boston Mortgage Securities Corp.,
Series 03-CK2 A2
3.861%, 3/15/36	5,425,000	5,307,235
Series 04-C1 A4
4.750%, 1/15/37	3,280,000	3,167,663
GE Capital Commercial Mortgage Corp.,
Series 05-C3 A3FX
4.863%, 7/10/45	7,710,000	7,616,219
Greenwich Capital Commercial Funding Corp.,
Series 03-C1 A4
4.111%, 7/5/35	6,385,000	5,999,807
Series 03-C2 A3
4.533%, 1/5/36	8,390,000	8,172,912
Series 05-GG3 A2
4.305%, 8/10/42	9,040,000	8,800,499
Indymac Index Mortgage Loan Trust,
Series 06-AR7 4A1
6.252%, 5/25/36 (l)	5,478,255	5,553,855
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 05-LDP3 A2
4.851%, 8/15/42	6,780,000	6,692,477
Series 05-LDP4 A2
4.790%, 10/15/42	5,590,000	5,505,206
Series 06-CB15 A4
5.814%, 6/12/43 (l)	5,940,000	6,143,698
Series 06-CB14 A4
5.481%, 12/12/44 (l)	3,790,000	3,825,951
LB-UBS Commercial Mortgage Trust,
Series 03-C3 A4
4.166%, 5/15/32	9,370,000	8,827,683
Series 04-C2 A4
4.367%, 3/15/36^	2,885,000	2,724,876
Series 04-C4 A4
5.133%, 6/15/29 (l)	2,985,000	3,013,100
Series 04-C8 A2
4.201%, 12/15/29	6,525,000	6,348,845
Series 05-C1 A4
4.742%, 2/15/30	5,930,000	5,712,253
Series 05-C7 A4
5.197%, 11/15/30 (l)	6,090,000	6,037,633
Series 06-C3 A4
5.661%, 3/15/39 (l)	10,365,000	10,614,213
Series 06-C6 A4
5.372%, 9/15/39	11,165,000	11,183,744
Merrill Lynch Mortgage Investors, Inc.,
Series 05-A8 A1C1
5.250%, 8/25/36 §(l)	6,883,931	6,813,617
Series 06-A1 2A1
6.189%, 3/25/36 (l)	8,024,111	8,128,004
Merrill Lynch Mortgage Trust,
Series 05-CKI1 A6
5.244%, 11/12/37 (l)	2,575,000	2,570,840
Series 05-MKB2 A2
4.806%, 9/12/42	11,020,000	10,886,503

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount		Value (Note 1)
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 06-2 A4
5.910%, 6/12/46 (l)		$5,855,000	$6,118,792
Series 06-3 A4
5.414%, 7/12/46 (l)		9,640,000	9,672,925
Morgan Stanley Capital I,
Series 05-T17 A5
4.780%, 12/13/41		9,300,000	8,984,810
Residential Funding Mortgage Securities I, Inc.,
Series 05-SA3 3A
5.239%, 8/25/35 (l)		6,695,815	6,664,440
Structured Adjustable Rate Mortgage Loan Trust,
Series 06-3 2A1
6.009%, 4/25/36 (l)		6,776,154	6,859,930
Washington Mutual, Inc.,
Series 05-AR2 2A22
5.570%, 1/25/45 (l)		1,756,481	1,761,111
Wells Fargo Mortgage Backed Securities Trust,
Series 06-AR11 A4
5.537%, 8/25/36 (l)		11,657,452	11,583,601

			325,357,766

Total Asset-Backed and Mortgage-Backed Securities			386,106,283

Consumer Discretionary (2.2%)
Automobiles (0.1%)
DaimlerChrysler N.A. Holding Corp.
4.875%, 6/15/10		1,970,000	1,920,362

Hotels, Restaurants & Leisure (0.4%)
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12^		3,969,000	4,191,736
7.375%, 11/15/15		3,799,000	3,889,405

			8,081,141

Household Durables (0.2%)
Centex Corp.
5.450%, 8/15/12		2,849,000	2,803,282
Toll Brothers Finance Corp.
6.875%, 11/15/12		2,005,000	2,067,276

			4,870,558

Media (1.5%)
British Sky Broadcasting Group plc
6.875%, 2/23/09		1,450,000	1,492,692
BSKYB Finance UK plc
5.625%, 10/15/15^ §		3,740,000	3,662,930
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22		3,065,000	3,968,979
Comcast Cable Communications LLC
6.875%, 6/15/09^		3,930,000	4,065,369
Comcast Corp.
5.500%, 3/15/11^		4,290,000	4,308,091
5.300%, 1/15/14^		3,365,000	3,295,873
News America, Inc.
6.550%, 3/15/33^		2,205,000	2,215,740
Time Warner Entertainment Co. LP
8.375%, 3/15/23		5,175,000	6,071,103
WPP Finance UK Corp.
5.875%, 6/15/14^		2,445,000	2,440,704

			31,521,481

Total Consumer Discretionary			46,393,542

Consumer Staples (1.1%)
Food & Staples Retailing (0.4%)
Kroger Co.
7.800%, 8/15/07		3,860,000	3,913,920
Safeway, Inc.
4.800%, 7/16/07		1,500,000	1,494,184
4.125%, 11/1/08		1,496,000	1,461,194
6.500%, 3/1/11		1,090,000	1,127,673

			7,996,971

Food Products (0.5%)
ConAgra Foods, Inc.
7.875%, 9/15/10		1,587,000	1,717,415
Kraft Foods, Inc.
4.125%, 11/12/09		9,040,000	8,768,276

			10,485,691

Tobacco (0.2%)
Altria Group, Inc.
7.750%, 1/15/27^		3,410,000	4,135,952

Total Consumer Staples			22,618,614

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Enterprise Products Operating LP
5.600%, 10/15/14		2,245,000	2,204,886
Hess Corp.
7.875%, 10/1/29		3,410,000	3,980,466

Total Energy			6,185,352

Financials (7.0%)
Capital Markets (0.3%)
Goldman Sachs Group, Inc.
4.750%, 7/15/13		3,590,000	3,465,395
UBS Preferred Funding Trust I
8.622%, 10/29/49 (l)		3,535,000	3,904,920

			7,370,315

Commercial Banks (2.9%)
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
7.400%, 6/15/11^		975,000	1,053,354
Barclays Bank plc
8.550%, 9/29/49 §(l)		4,180,000	4,677,616
BOI Capital Funding No. 2 LP
5.571%, 12/31/49 §(l)		800,000	781,292
Huntington National Bank
4.375%, 1/15/10		3,135,000	3,040,699
Korea Development Bank
4.625%, 9/16/10		3,000,000	2,933,184
Kreditanstalt fuer Wiederaufbau
1.850%, 9/20/10^	JPY	4,533,000,000	39,118,510
Resona Bank Ltd.
5.850%, 9/29/49 §(l)		$860,000	839,753
Sumitomo Mitsui Banking Corp.
5.625%, 12/31/49 §(l)		1,535,000	1,500,522
Wachovia Capital Trust III
5.800%, 12/31/49 (l)		3,395,000	3,423,026
Wells Fargo & Co.
4.200%, 1/15/10		3,080,000	3,000,527
Zions Bancorp
5.500%, 11/16/15		2,390,000	2,351,354

			62,719,837

Consumer Finance (0.5%)
American General Finance Corp.
4.625%, 5/15/09^		7,590,000	7,470,162
HSBC Finance Corp.
7.000%, 5/15/12		2,340,000	2,522,955

			9,993,117

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount		Value (Note 1)
Diversified Financial Services (2.0%)
CIT Group, Inc.
7.750%, 4/2/12^		$8,410,000	$9,272,084
Credit Suisse First Boston USA, Inc.
5.500%, 8/15/13^		1,005,000	1,018,200
General Electric Capital Corp.
4.375%, 11/21/11		3,800,000	3,668,592
6.750%, 3/15/32^		5,000	5,726
JPMorgan Chase & Co.
6.750%, 2/1/11		6,910,000	7,264,552
MUFG Capital Finance 1 Ltd.
6.346%, 12/29/49 (l)		1,690,000	1,715,161
Resona Preferred Global Securities Cayman Ltd.
7.191%, 12/29/49 §(l)		1,590,000	1,659,058
Textron Financial Corp.
4.125%, 3/3/08		5,725,000	5,644,638
UFJ Finance Aruba AEC
6.750%, 7/15/13		2,520,000	2,689,266
Washington Mutual Finance Corp.
6.875%, 5/15/11		8,730,000	9,265,673

			42,202,950

Insurance (0.6%)
Assurant, Inc.
5.625%, 2/15/14		2,710,000	2,702,664
Liberty Mutual Group, Inc.
5.750%, 3/15/14^§		2,795,000	2,784,636
Zurich Capital Trust I
8.376%, 6/1/37 §		6,100,000	6,393,825

			11,881,125

Real Estate Investment Trusts (REITs) (0.2%)
iStar Financial, Inc. (REIT)
5.150%, 3/1/12		2,035,000	1,979,109
Simon Property Group LP (REIT)
6.375%, 11/15/07		2,575,000	2,594,835

			4,573,944

Thrifts & Mortgage Finance (0.5%)
Countrywide Home Loans, Inc.
4.250%, 12/19/07		4,495,000	4,447,115
Washington Mutual, Inc.
4.000%, 1/15/09^		5,270,000	5,138,160

			9,585,275

Total Financials			148,326,563

Government Securities (60.8%)
Agency CMO (0.7%)
Federal Home Loan Mortgage Corp.
5.875%, 5/15/16		15,717,302	15,753,292

Foreign Governments (13.9%)
Japan Finance Corp. for Municipal Enterprises
1.550%, 2/21/12^	JPY	11,324,000,000	96,135,443
Norwegian Government Bond
6.000%, 5/16/11	NOK	84,499,000	14,424,360
Russian Federation
5.000%, 3/31/30 (e)(m)		$34,990,000	39,500,211
Swedish Government Bond
5.000%, 1/28/09^	SEK	156,185,000	23,390,090
5.250%, 3/15/11		303,460,000	46,762,906
United Mexican States
8.000%, 12/24/08	MXN	236,980,000	22,209,830
9.000%, 12/20/12		99,685,000	9,933,605
8.000%, 12/19/13		224,910,000	21,454,622
5.625%, 1/15/17		$20,750,000	20,830,925

			294,641,992

U.S. Government Agencies (36.6%)
Federal Home Loan Mortgage Corp.
5.000%, 4/1/21		364,425	357,994
3.860%, 10/1/34 (l)		5,857,873	5,849,852
4.436%, 5/1/35 (l)		8,870,017	8,854,448
4.520%, 6/1/35 (l)		8,247,490	8,189,964
4.500%, 8/1/35		1,745,991	1,636,142
4.500%, 9/1/35		8,685,595	8,139,137
4.500%, 10/1/35		28,479,568	26,687,767
4.500%, 11/1/35		2,416,533	2,264,496
Federal National Mortgage Association
5.000%, 4/1/19		31,847,915	31,408,138
4.500%, 4/1/20		935,933	902,985
4.500%, 8/1/20		2,073,124	2,000,143
4.500%, 9/1/20		3,345,565	3,227,790
4.500%, 10/1/20		7,025,776	6,778,447
4.500%, 11/1/20		24,666,673	23,798,328
4.500%, 12/1/20		4,292,016	4,140,924
4.500%, 1/1/21		2,102,536	2,028,520
5.000%, 1/1/21		20,302,127	19,959,085
4.500%, 2/1/21		324,728	313,255
4.500%, 3/1/21		1,739,288	1,677,616
5.000%, 3/1/21		887,006	871,908
4.500%, 4/1/21		6,034,688	5,820,709
5.000%, 4/1/21		956,242	939,966
4.500%, 5/1/21		4,021,510	3,878,914
4.500%, 6/1/21		2,812,755	2,713,019
5.000%, 6/1/21		953,315	937,089
4.500%, 7/1/21		1,771,301	1,708,494
4.500%, 8/1/21		362,933	350,064
4.500%, 9/1/21		294,419	283,979
9.000%, 8/1/26		7,286	7,918
5.500%, 4/1/33		14,329,755	14,183,682
5.500%, 7/1/33		41,881,441	41,454,515
5.500%, 4/1/34		7,926,371	7,845,572
5.500%, 5/1/34		4,792,356	4,743,504
5.500%, 2/1/35		47,024,796	46,541,247
4.753%, 6/1/35 (l)		8,375,719	8,334,929
5.500%, 7/1/35		8,397,074	8,298,056
5.500%, 1/1/36		93,531,695	92,463,418
6.500%, 1/1/36		6,891,781	7,035,874
5.000%, 2/1/36		56,747,559	54,803,502
5.803%, 3/1/36 (l)		10,260,634	10,420,076
5.500%, 5/1/36		69,729,382	68,932,964
6.000%, 1/25/37 TBA		89,765,000	90,354,038
6.500%, 1/25/37 TBA		63,395,000	64,583,656
Government National Mortgage Association
8.500%, 10/15/17		3,500	3,729
8.500%, 11/15/17		12,404	13,214
8.000%, 7/15/26		1,085	1,150
6.000%, 2/15/36		24,792	25,138
6.000%, 3/15/36		10,388,411	10,533,257
6.000%, 4/15/36		24,670,932	25,014,919
6.000%, 1/15/37 TBA		47,175,000	47,773,606

			779,087,137

U.S. Treasuries (9.6%)
U.S. Treasury Bonds
8.750%, 5/15/17^		75,950,000	100,479,495
4.500%, 2/15/36^		108,195,000	102,886,737

			203,366,232

Total Government Securities			1,292,848,653

Health Care (0.8%)
Health Care Providers & Services (0.6%)
WellPoint, Inc.
3.500%, 9/1/07		5,320,000	5,248,148
3.750%, 12/14/07		1,250,000	1,230,270

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
4.250%, 12/15/09	$6,970,000	$6,775,112

		13,253,530

Pharmaceuticals (0.2%)
Wyeth
5.500%, 2/1/14	3,187,000	3,203,352

Total Health Care		16,456,882

Industrials (0.8%)
Aerospace & Defense (0.2%)
Raytheon Co.
6.750%, 8/15/07	2,782,000	2,802,489

Commercial Services & Supplies (0.2%)
R.R. Donnelley & Sons Co.
4.950%, 4/1/14	1,315,000	1,212,725
Waste Management, Inc.
6.875%, 5/15/09	3,550,000	3,669,816

		4,882,541

Industrial Conglomerates (0.4%)
Hutchison Whampoa International Ltd.
7.450%, 11/24/33^§	3,445,000	3,972,188
Textron, Inc.
6.375%, 11/15/08	2,085,000	2,124,432
Tyco International Group S.A.
6.000%, 11/15/13	2,865,000	2,964,341

		9,060,961

Total Industrials		16,745,991

Information Technology (0.5%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.250%, 2/22/11	1,745,000	1,749,378
Motorola, Inc.
7.625%, 11/15/10	402,000	432,847

		2,182,225

Computers & Peripherals (0.0%)
International Business Machines Corp.
4.375%, 6/1/09	1,215,000	1,194,103

Software (0.4%)
Oracle Corp.
5.250%, 1/15/16	8,035,000	7,865,429

Total Information Technology		11,241,757

Materials (0.7%)
Chemicals (0.1%)
Lubrizol Corp.
4.625%, 10/1/09	1,955,000	1,917,742

Containers & Packaging (0.1%)
Packaging Corp. of America
5.750%, 8/1/13	2,675,000	2,586,626

Metals & Mining (0.1%)
Ispat Inland ULC
9.750%, 4/1/14	1,695,000	1,894,163

Paper & Forest Products (0.4%)
International Paper Co.
5.300%, 4/1/15^	3,675,000	3,541,630
Westvaco Corp.
8.200%, 1/15/30	1,220,000	1,367,991
Weyerhaeuser Co.
5.950%, 11/1/08	2,805,000	2,827,426

		7,737,047

Total Materials		14,135,578

Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.2%)
AT&T Corp.
8.000%, 11/15/31	1,135,000	1,408,170
British Telecommunications plc
8.625%, 12/15/10	7,320,000	8,169,193
CenturyTel, Inc.,
Series G
6.875%, 1/15/28^	3,140,000	3,035,130
Embarq Corp.
6.738%, 6/1/13^	435,000	445,226
Sprint Capital Corp.
8.375%, 3/15/12	8,920,000	9,913,527
Telecom Italia Capital S.A.
4.000%, 11/15/08	2,195,000	2,137,610
4.000%, 1/15/10^	8,010,000	7,648,685
6.375%, 11/15/33	1,290,000	1,218,828
TELUS Corp.
7.500%, 6/1/07	6,665,000	6,714,328
Verizon Global Funding Corp.
4.900%, 9/15/15	2,565,000	2,446,325
Verizon New Jersey, Inc.,
Series A
5.875%, 1/17/12	3,230,000	3,272,084

		46,409,106

Wireless Telecommunication Services (0.7%)
New Cingular Wireless Services, Inc.
7.875%, 3/1/11	7,870,000	8,584,344
8.750%, 3/1/31	2,350,000	3,053,978
Vodafone Group plc
5.500%, 6/15/11^	4,485,000	4,496,387

		16,134,709

Total Telecommunication Services		62,543,815

Utilities (2.2%)
Electric Utilities (1.6%)
Carolina Power & Light Co.
6.500%, 7/15/12	4,940,000	5,176,458
Consumers Energy Co.,
Series C
4.250%, 4/15/08	1,955,000	1,925,241
Exelon Corp.
6.750%, 5/1/11	4,175,000	4,360,854
FirstEnergy Corp.,
Series B
6.450%, 11/15/11^	4,850,000	5,057,634
Series C
7.375%, 11/15/31	4,670,000	5,318,364
Pacific Gas & Electric Co.
4.800%, 3/1/14	3,790,000	3,632,802
Progress Energy, Inc.
7.100%, 3/1/11^	1,571,000	1,673,038
Public Service Co. of Colorado
7.875%, 10/1/12	1,925,000	2,159,815
SPI Electricity & Gas Australia Holdings Pty Ltd
6.150%, 11/15/13 §	3,950,000	4,092,947

		33,397,153

Gas Utilities (0.3%)
Duke Capital LLC
8.000%, 10/1/19 (l)	4,425,000	5,144,306
Duke Energy Field Services LLC
7.875%, 8/16/10	1,340,000	1,441,359

		6,585,665

Multi-Utilities (0.3%)
MidAmerican Energy Holdings Co.
5.875%, 10/1/12	1,765,000	1,796,676

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
NiSource Finance Corp.
7.875%, 11/15/10	$2,205,000	$2,378,891
Xcel Energy, Inc.
7.000%, 12/1/10	2,390,000	2,520,812

		6,696,379

Total Utilities		46,679,197

Total Long-Term Debt Securities (97.4%) (Cost $2,069,425,196)		2,070,282,227

SHORT-TERM INVESTMENTS:
Government Securities (10.3%)
Federal Home Loan Bank
4.80%, 1/2/07 (o)(p)	57,800,000	57,784,587
4.92%, 2/7/07 (o)(p)	51,130,000	50,865,731
Federal Home Loan Mortgage Corp.
4.89%, 2/28/07 (o)(p)	36,465,000	36,183,550
Federal National Mortgage Association
4.96%, 1/11/07 (o)(p)	74,285,000	74,172,599

Total Government Securities		219,006,467

Short-Term Investments of Cash Collateral for Securities Loaned (10.8%)
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	14,000,000	14,000,000
Deutsche Bank AG/London
5.34%, 1/31/07 (l)	10,000,000	10,000,000
Five Finance, Inc.
5.38%, 6/19/08 (l)	9,997,126	9,997,126
Goldman Sachs Group, Inc.
5.43%, 3/7/07 (l)	5,000,000	5,000,000
Merrill Lynch & Co., Inc.
5.42%, 3/19/07 (l)	10,001,740	10,001,740
Merrill Lynch Mortgage Capital, Inc.
5.41%, 1/5/07 (l)	10,000,000	10,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	10,000,000	10,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	107,592,242	107,592,242
Nordea Bank N.Y.
5.32%, 1/3/07 (l)	4,999,842	4,999,842
Park Sienna LLC
5.38%, 1/2/07	9,994,022	9,994,022
Sigma Finance, Inc.
5.37%, 10/24/07 (l)	9,999,031	9,999,031
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	11,998,270	11,998,270
Wells Fargo & Co
5.42%, 12/26/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		228,582,273

Time Deposit (0.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	128,440	128,440

Total Short-Term Investments (21.1%) (Cost/Amortized Cost $447,708,329)		447,717,180

Total Investments (118.5%) (Cost/Amortized Cost $2,517,133,525)		2,517,999,407
Other Assets Less Liabilities (-18.5%)		(392,229,403)

Net Assets (100%)		$2,125,770,004

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $45,578,354 or 2.14% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO — Collateralized Mortgage Obligation

JPY — Japanese Yen

MXN — Mexican Peso

NOK — Norwegian Krone

SEK — Swedish Krona

TBA — Security is subject to delayed delivery.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

At December 31, 2006 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
Japanese Yen, expiring 1/25/07	14,286,966	$122,468,594	$120,252,276	$2,216,318
Japanese Yen, expiring 1/25/07	1,833,744	15,499,513	15,434,483	65,030
Mexican Peso, expiring 1/26/07	241,344	22,207,899	22,267,356	(59,457)
Mexican Peso, expiring 1/8/07	345,186	31,423,364	31,876,030	(452,666)
Norwegian Krone, expiring 1/10/07	92,538	15,132,579	14,866,716	265,863
Swedish Krona, expiring 1/24/07	495,181	72,801,964	72,462,717	339,247

				$2,374,335

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$6,455,451,792
Long-term U.S. Treasury securities	724,193,113

$7,179,644,905

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$6,300,667,462
Long-term U.S. Treasury securities	762,702,681

$7,063,370,143

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,100,314
Aggregate gross unrealized depreciation	(18,238,414)

Net unrealized appreciation	$861,900

Federal income tax cost of investments	$2,517,137,507

At December 31, 2006, the Portfolio had loaned securities with a total value of $280,518,840. This was secured by collateral of $228,582,273 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $59,273,610 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $21,426,285 of which $1,234,907 expires in the year 2013, and $20,191,378 expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.7%)
Auto Components (1.7%)
LKQ Corp.*^	912,700	$20,982,973

Diversified Consumer Services (1.6%)
Strayer Education, Inc.^	189,600	20,107,080

Hotels, Restaurants & Leisure (3.5%)
Chipotle Mexican Grill, Inc., Class A*^	70,500	4,018,500
Gaylord Entertainment Co.*^	347,800	17,713,454
Orient-Express Hotels Ltd.	461,700	21,847,644

		43,579,598

Internet & Catalog Retail (4.4%)
Coldwater Creek, Inc.*^	626,050	15,350,746
Nutri/System, Inc.*^	218,000	13,819,020
VistaPrint Ltd.*^	769,410	25,475,165

		54,644,931

Leisure Equipment & Products (0.8%)
MarineMax, Inc.*^	386,600	10,024,538

Specialty Retail (2.9%)
Dick’s Sporting Goods, Inc.*^	442,500	21,678,075
GameStop Corp., Class A*^	243,200	13,402,752

		35,080,827

Textiles, Apparel & Luxury Goods (1.8%)
Carter’s, Inc.*^	346,400	8,833,200
Under Armour, Inc., Class A*^	251,800	12,703,310

		21,536,510

Total Consumer Discretionary		205,956,457

Consumer Staples (1.2%)
Food Products (1.2%)
Hain Celestial Group, Inc.*^	486,500	15,183,665

Total Consumer Staples		15,183,665

Energy (9.6%)
Energy Equipment & Services (5.7%)
Cameron International Corp.*^	331,660	17,594,563
Complete Production Services, Inc.*	431,000	9,137,200
Global Industries Ltd.*^	362,600	4,728,304
Grant Prideco, Inc.*^	490,600	19,511,162
Hydril Co.*^	93,900	7,060,341
Superior Energy Services, Inc.*	362,800	11,856,304

		69,887,874

Oil, Gas & Consumable Fuels (3.9%)
Aventine Renewable Energy Holdings, Inc.*	257,700	6,071,412
Bill Barrett Corp.*^	494,490	13,455,073
EXCO Resources, Inc.*	116,900	1,976,779
Newfield Exploration Co.*^	407,500	18,724,625
Range Resources Corp.	282,100	7,746,466

		47,974,355

Total Energy		117,862,229

Financials (9.2%)
Capital Markets (4.9%)
Affiliated Managers Group, Inc.*^	161,600	16,989,008
GFI Group, Inc.*	267,100	16,629,646
Greenhill & Co., Inc.^	12,100	892,980
Lazard Ltd., Class A^	296,900	14,055,246
optionsXpress Holdings, Inc.^	506,490	11,492,258

		60,059,138

Commercial Banks (1.5%)
First Republic Bank/California^	274,100	10,711,828
Western Alliance Bancorp*^	226,500	7,875,405

		18,587,233

Diversified Financial Services (0.7%)
Primus Guaranty Ltd.*^	705,190	8,144,944

Real Estate Management & Development (1.4%)
CB Richard Ellis Group, Inc., Class A*	526,400	17,476,480

Thrifts & Mortgage Finance (0.7%)
Clayton Holdings, Inc.*^	478,780	8,957,974

Total Financials		113,225,769

Health Care (15.9%)
Biotechnology (2.6%)
Alexion Pharmaceuticals, Inc.*^	112,200	4,531,758
BioMarin Pharmaceuticals, Inc.*^	581,700	9,534,063
Cubist Pharmaceuticals, Inc.*	257,700	4,666,947
Senomyx, Inc.*^	589,000	7,651,110
United Therapeutics Corp.*^	108,200	5,882,834

		32,266,712

Health Care Equipment & Supplies (5.3%)
ArthroCare Corp.*^	508,540	20,300,916
DexCom, Inc.*^	454,200	4,478,412
Kyphon, Inc.*^	479,800	19,383,920
Meridian Bioscience, Inc.^	542,900	13,317,337
ResMed, Inc.*	152,200	7,491,284

		64,971,869

Health Care Providers & Services (3.7%)
HealthExtras, Inc.*^	246,900	5,950,290
Psychiatric Solutions, Inc.*^	752,800	28,245,056
WellCare Health Plans, Inc.*^	175,371	12,083,062

		46,278,408

Health Care Technology (1.2%)
TriZetto Group, Inc.*^	794,300	14,591,291

Life Sciences Tools & Services (3.1%)
Advanced Magnetics, Inc.*^	55,700	3,326,404
ICON plc (ADR)*	370,500	13,967,850
Nektar Therapeutics*^	517,000	7,863,570
Ventana Medical Systems, Inc.*^	299,630	12,893,079

		38,050,903

Total Health Care		196,159,183

Industrials (24.6%)
Aerospace & Defense (1.4%)
Hexcel Corp.*^	963,300	16,771,053

Air Freight & Logistics (1.4%)
UTi Worldwide, Inc.^	588,050	17,582,695

Commercial Services & Supplies (12.4%)
Administaff, Inc.^	470,800	20,136,116
American Reprographics Co.*	640,000	21,318,400
Corporate Executive Board Co.^	173,000	15,172,100
Global Cash Access Holdings, Inc.*	662,000	10,744,260
Knoll, Inc.^	897,400	19,742,800
PeopleSupport, Inc.*^	587,500	12,366,875
Resources Connection, Inc.*^	875,800	27,885,472
Stericycle, Inc.*^	331,390	25,019,945

		152,385,968

Construction & Engineering (1.0%)
Granite Construction, Inc.	250,200	12,590,064

Electrical Equipment (1.5%)
Ametek, Inc.^	580,050	18,468,792

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Machinery (5.9%)
IDEX Corp.^	361,000	$17,115,010
Joy Global, Inc.	475,200	22,971,168
Lincoln Electric Holdings, Inc.^	311,700	18,832,914
Watts Water Technologies, Inc., Class A^	330,800	13,599,188

		72,518,280

Trading Companies & Distributors (1.0%)
MSC Industrial Direct Co.	301,700	11,811,555

Total Industrials		302,128,407

Information Technology (16.9%)
Communications Equipment (0.8%)
Ciena Corp.*^	279,614	7,748,104
Redback Networks, Inc.*^	99,400	2,479,036

		10,227,140

Computers & Peripherals (2.0%)
Electronics for Imaging, Inc.*^	486,140	12,921,601
Synaptics, Inc.*^	410,400	12,184,776

		25,106,377

Electronic Equipment & Instruments (1.9%)
Amphenol Corp., Class A	365,020	22,660,442

Internet Software & Services (1.0%)
aQuantive, Inc.*^	507,200	12,507,552

IT Services (4.8%)
Alliance Data Systems Corp.*^	355,500	22,208,085
Iron Mountain, Inc.*^	453,105	18,731,361
VeriFone Holdings, Inc.*	496,600	17,579,640

		58,519,086

Semiconductors & Semiconductor Equipment (2.9%)
Exar Corp.*^	744,360	9,676,680
Hittite Microwave Corp.*^	234,500	7,579,040
Integrated Device Technology, Inc.*	585,900	9,069,732
Intersil Corp., Class A^	123,000	2,942,160
Lam Research Corp.*^	113,000	5,720,060

		34,987,672

Software (3.5%)
Activision, Inc.*^	551,677	9,510,911
Altiris, Inc.*	299,900	7,611,462
Commvault Systems, Inc.*^	447,700	8,958,477
Quest Software, Inc.*	106,140	1,554,951
TIBCO Software, Inc.*	1,670,300	15,767,632

		43,403,433

Total Information Technology		207,411,702

Materials (1.1%)
Metals & Mining (1.1%)
Allegheny Technologies, Inc.	149,120	13,522,202

Total Materials		13,522,202

Telecommunication Services (3.9%)
Diversified Telecommunication Services (2.7%)
NeuStar, Inc., Class A*	385,100	12,492,644
Time Warner Telecom, Inc., Class A*	1,028,800	20,503,984

		32,996,628

Wireless Telecommunication Services (1.2%)
SBA Communications Corp., Class A*^	565,500	15,551,250

Total Telecommunication Services		48,547,878

Total Common Stocks (99.1%) (Cost $1,027,118,220)		1,219,997,492

	Principal Amount	Value (Note1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (14.3%)
Galleon Capital Corp.
5.33%, 2/15/07	$4,954,533	$4,954,533
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	171,259,981	171,259,981

Total Short-Term Investments of Cash Collateral for Securities Loaned		176,214,514

Time Deposit (0.8%)
JPMorgan Chase Nassau
4.75%, 1/2/07	9,389,468	9,389,468

Total Short-Term Investments (15.1%) (Amortized Cost $185,603,982)		185,603,982

Total Investments (114.2%) (Cost/Amortized Cost $1,212,722,202)		1,405,601,474
Other Assets Less Liabilities (-14.2%)		(175,121,990)

Net Assets (100%)		$1,230,479,484

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$919,876,127
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$997,356,558

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$218,720,976
Aggregate gross unrealized depreciation	(28,236,980)

Net unrealized appreciation	$190,483,996

Federal income tax cost of investments	$1,215,117,478

At December 31, 2006, the Portfolio had loaned securities with a total value of $171,768,836. This was secured by collateral of $176,214,514 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $5,758 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $2,029,590 which expires in the year 2009.

The Portfolio utilized capital loss carryforward of $40,705,602 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (1.3%)
American Axle & Manufacturing Holdings, Inc.^	130,775	$2,483,417
Autoliv, Inc.	330,700	19,941,210
BorgWarner, Inc.^	262,100	15,469,142
Magna International, Inc., Class A	240,200	19,348,110

		57,241,879

Automobiles (0.4%)
DaimlerChrysler AG	309,742	19,021,256

Hotels, Restaurants & Leisure (1.1%)
McDonald’s Corp.	1,103,900	48,935,887

Household Durables (0.5%)
Black & Decker Corp.	255,900	20,464,323
Newell Rubbermaid, Inc.	7,020	203,229

		20,667,552

Internet & Catalog Retail (0.1%)
Liberty Media Corp., Interactive, Class A*	290,275	6,261,232

Leisure Equipment & Products (0.4%)
Mattel, Inc.	680,000	15,408,800

Media (4.6%)
CBS Corp., Class B	1,068,350	33,311,153
Comcast Corp., Class A*	1,102,300	46,660,359
Idearc, Inc.*	114,220	3,272,403
Interpublic Group of Cos., Inc.*^	1,177,500	14,412,600
Liberty Media Corp., Capital Series, Class A*^	58,055	5,688,229
Time Warner, Inc.	2,999,700	65,333,466
Viacom, Inc., Class B*	257,600	10,569,328
Walt Disney Co.	618,300	21,189,141

		200,436,679

Multiline Retail (0.4%)
Dillards, Inc., Class A^	201,625	7,050,826
Saks, Inc.^	619,000	11,030,580

		18,081,406

Specialty Retail (1.6%)
Gap, Inc.	1,266,300	24,692,850
Limited Brands, Inc.	685,700	19,844,158
Office Depot, Inc.*	693,400	26,467,078

		71,004,086

Textiles, Apparel & Luxury Goods (0.7%)
Jones Apparel Group, Inc.	526,900	17,614,267
V.F. Corp.	160,300	13,157,424

		30,771,691

Total Consumer Discretionary		487,830,468

Consumer Staples (9.5%)
Beverages (0.1%)
Molson Coors Brewing Co., Class B^	37,200	2,843,568

Food & Staples Retailing (1.0%)
Kroger Co.	1,012,600	23,360,682
Safeway, Inc.	596,400	20,611,584

		43,972,266

Food Products (2.7%)
Bunge Ltd.^	132,400	9,600,324
ConAgra Foods, Inc.	1,009,600	27,259,200
General Mills, Inc.	412,800	23,777,280
Kellogg Co.	468,795	23,467,878
Kraft Foods, Inc., Class A^	197,200	7,040,040
Sara Lee Corp.	1,489,000	25,357,670

		116,502,392

Household Products (3.6%)
Clorox Co.	420,300	26,962,245
Colgate-Palmolive Co.	415,300	27,094,172
Kimberly-Clark Corp.	384,100	26,099,595
Procter & Gamble Co.	1,194,700	76,783,369

		156,939,381

Tobacco (2.1%)
Altria Group, Inc.	992,300	85,159,186
UST, Inc.	159,600	9,288,720

		94,447,906

Total Consumer Staples		414,705,513

Energy (12.5%)
Energy Equipment & Services (0.2%)
GlobalSantaFe Corp.	159,600	9,381,288

Oil, Gas & Consumable Fuels (12.3%)
BP plc (ADR)	299,800	20,116,580
Chevron Corp.	1,640,800	120,648,024
ConocoPhillips	799,200	57,502,440
Exxon Mobil Corp.	3,373,982	258,548,241
Marathon Oil Corp.	471,400	43,604,500
Occidental Petroleum Corp.	136,200	6,650,646
Royal Dutch Shell plc (ADR)^	129,500	9,167,305
Total S.A. (Sponsored ADR)^	273,000	19,634,160

		535,871,896

Total Energy		545,253,184

Financials (34.5%)
Capital Markets (3.3%)
Goldman Sachs Group, Inc.	53,200	10,605,420
Mellon Financial Corp.	616,900	26,002,335
Merrill Lynch & Co., Inc.	804,300	74,880,330
Morgan Stanley	307,800	25,064,154
Waddell & Reed Financial, Inc.^	326,400	8,930,304

		145,482,543

Commercial Banks (5.1%)
BB&T Corp.^	184,500	8,105,085
Comerica, Inc.	382,500	22,445,100
Huntington Bancshares, Inc./Ohio	946,800	22,486,500
KeyCorp.	601,700	22,882,651
National City Corp.	958,900	35,057,384
SunTrust Banks, Inc.	234,700	19,820,415
U.S. Bancorp	897,100	32,466,049
Wachovia Corp.	590,800	33,646,060
Wells Fargo & Co.^	745,000	26,492,200

		223,401,444

Diversified Financial Services (10.9%)
Bank of America Corp.	3,071,410	163,982,580
Citigroup, Inc.	3,457,500	192,582,750
JPMorgan Chase & Co.	2,516,700	121,556,610

		478,121,940

Insurance (10.0%)
ACE Ltd	119,300	7,226,001
Allstate Corp.	365,000	23,765,150
American International Group, Inc.	1,470,100	105,347,366
Chubb Corp.	312,800	16,550,248
Genworth Financial, Inc., Class A	916,000	31,336,360
Hartford Financial Services Group, Inc.	363,700	33,936,847
MBIA, Inc.^	393,300	28,734,498
MetLife, Inc.	621,400	36,668,814
Old Republic International Corp.^	1,021,200	23,773,536
PartnerReinsurance Ltd.^	108,600	7,713,858
Prudential Financial, Inc.	242,000	20,778,120

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
RenaissanceReinsurance Holdings Ltd.	281,300	$16,878,000
St. Paul Travelers Cos., Inc.	790,629	42,448,871
Torchmark Corp.	80,200	5,113,552
UnumProvident Corp.^	784,800	16,308,144
XL Capital Ltd., Class A	257,500	18,545,150

		435,124,515

Thrifts & Mortgage Finance (5.2%)
Astoria Financial Corp.^	446,445	13,464,781
Countrywide Financial Corp.^	895,500	38,013,975
Fannie Mae	937,550	55,681,095
Freddie Mac	697,600	47,367,040
MGIC Investment Corp.^	372,500	23,296,150
Washington Mutual, Inc.^	1,063,700	48,387,713

		226,210,754

Total Financials		1,508,341,196

Health Care (4.8%)
Health Care Providers & Services (0.3%)
AmerisourceBergen Corp.	223,800	10,062,048
Tenet Healthcare Corp.*^	623,400	4,345,098

		14,407,146

Pharmaceuticals (4.5%)
Eli Lilly & Co.	14,400	750,240
Merck & Co., Inc.	1,517,300	66,154,280
Pfizer, Inc.	5,043,700	130,631,830

		197,536,350

Total Health Care		211,943,496

Industrials (7.3%)
Aerospace & Defense (1.4%)
Boeing Co.	260,800	23,169,472
Lockheed Martin Corp.	67,700	6,233,139
Northrop Grumman Corp.	465,400	31,507,580

		60,910,191

Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	317,500	21,567,775

Electrical Equipment (0.2%)
Cooper Industries Ltd., Class A	95,100	8,599,893

Industrial Conglomerates (3.3%)
General Electric Co.	3,715,500	138,253,755
Textron, Inc.	72,900	6,835,833

		145,089,588

Machinery (1.4%)
Cummins, Inc.^	136,700	16,155,206
Eaton Corp.	303,800	22,827,532
Ingersoll-Rand Co., Ltd., Class A	174,400	6,824,272
SPX Corp.^	278,900	17,057,524

		62,864,534

Road & Rail (0.5%)
CSX Corp.	641,400	22,083,402

Total Industrials		321,115,383

Information Technology (5.2%)
Communications Equipment (1.0%)
Cisco Systems, Inc.*	549,700	15,023,301
Nokia Oyj (ADR)	951,600	19,336,512
Tellabs, Inc.*	761,100	7,808,886

		42,168,699

Computers & Peripherals (1.3%)
Hewlett-Packard Co.	677,000	27,885,630
International Business Machines Corp.	322,000	31,282,300

		59,167,930

Electronic Equipment & Instruments (1.3%)
Arrow Electronics, Inc.*	244,900	7,726,595
Avnet, Inc.*^	172,900	4,414,137
Celestica, Inc.*^	533,000	4,162,730
Flextronics International Ltd.*^	1,843,700	21,165,676
Sanmina-SCI Corp.*	1,589,400	5,483,430
Solectron Corp.*	2,763,600	8,898,792
Tech Data Corp.*	179,700	6,805,239

		58,656,599

IT Services (1.1%)
Accenture Ltd., Class A	626,300	23,129,259
Ceridian Corp.*	156,000	4,364,880
Electronic Data Systems Corp.	693,300	19,100,415

		46,594,554

Software (0.5%)
Microsoft Corp.	753,600	22,502,496

Total Information Technology		229,090,278

Materials (4.2%)
Chemicals (2.3%)
Ashland, Inc.^	115,000	7,955,700
Dow Chemical Co.	723,900	28,912,566
E.I. du Pont de Nemours & Co.	446,500	21,749,015
Hercules, Inc.*^	195,825	3,781,381
Lubrizol Corp.	264,800	13,274,424
PPG Industries, Inc.	407,800	26,184,838

		101,857,924

Containers & Packaging (1.4%)
Crown Holdings, Inc.*	771,100	16,131,412
Owens-Illinois, Inc.*	714,900	13,189,905
Smurfit-Stone Container Corp.*^	719,500	7,597,920
Temple-Inland, Inc.	508,700	23,415,461

		60,334,698

Metals & Mining (0.5%)
Mittal Steel Co. NV^	515,900	21,760,662

Total Materials		183,953,284

Telecommunication Services (7.2%)
Diversified Telecommunication Services (5.4%)
AT&T, Inc.	2,952,542	105,553,376
BellSouth Corp.	718,900	33,867,379
Embarq Corp.	247,812	13,024,999
Verizon Communications, Inc.	2,284,400	85,071,056

		237,516,810

Wireless Telecommunication Services (1.8%)
American Tower Corp., Class A*	225,000	8,388,000
Crown Castle International Corp.*	699,800	22,603,540
Sprint Nextel Corp.	2,412,100	45,564,569

		76,556,109

Total Telecommunication Services		314,072,919

Utilities (1.8%)
Electric Utilities (1.0%)
Entergy Corp.	57,148	5,275,903
Northeast Utilities^	551,500	15,530,240
Pinnacle West Capital Corp.^	445,100	22,562,119

		43,368,262

Independent Power Producers & Energy Traders (0.7%)
Constellation Energy Group, Inc.	138,900	9,566,043
TXU Corp.	402,300	21,808,683

		31,374,726

Multi-Utilities (0.1%)
Wisconsin Energy Corp.^	45,400	2,154,684

Total Utilities		76,897,672

Total Common Stocks (98.1%) (Cost $3,484,593,039)		4,293,203,393

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.1%)
Beta Finance, Inc.
5.38%, 3/10/08 (l)	$9,997,615	$9,997,615
Calyon/New York
5.37%, 10/14/08 (l)	14,993,916	14,993,916
Deutsche Bank/London
5.34%, 3/1/07	19,999,999	19,999,999
Dexia Credit Local de France
5.34%, 4/10/07	12,000,000	12,000,000
5.34%, 4/13/07	15,000,000	15,000,000
Goldman Sachs Group, Inc.
5.43%, 3/7/07	5,000,000	5,000,000
5.43%, 1/29/08 (l)	10,000,000	10,000,000
K2 (USA) LLC
5.38%, 6/10/08 (l)	9,996,248	9,996,248
Lehman Holdings
5.43%, 12/30/08 (l)	10,000,000	10,000,000
MetLife, Inc.
5.42%, 12/17/07 (l)	12,000,000	12,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	15,000,000	15,000,000
Natexis Banques Populaires N.Y.
5.36%, 2/16/07 (l)	9,999,145	9,999,145
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	3,946,535	3,946,535
Pricoa Global Funding I
5.37%, 9/22/08 (l)	10,000,000	10,000,000
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	1,999,712	1,999,712
Wells Fargo & Co.
5.42%, 12/26/08 (l)	7,500,000	7,500,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		177,433,170

Time Deposit (1.7%)
JPMorgan Chase Nassau
4.75%, 1/2/07	75,601,657	75,601,657

Total Short-Term Investments (5.8%) (Amortized Cost $253,034,827)		253,034,827

Total Investments (103.9%) (Cost/Amortized Cost $3,737,627,866)		4,546,238,220
Other Assets Less Liabilities (-3.9%)		(170,757,215)

Net Assets (100%)		$4,375,481,005

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,270,079,286
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,046,591,730

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$843,036,921
Aggregate gross unrealized depreciation	(34,546,171)

Net unrealized appreciation	$808,490,750

Federal income tax cost of investments	$3,737,747,470

At December 31, 2006, the Portfolio had loaned securities with a total value of $173,696,643. This was secured by collateral of $177,433,170 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (49.6%)
Diversified Consumer Services (7.3%)
Career Education Corp.*	42,600	$1,055,628
H&R Block, Inc.	52,275	1,204,416
ServiceMaster Co.	41,200	540,132

		2,800,176

Hotels, Restaurants & Leisure (9.0%)
Carnival Corp.	37,300	1,829,565
Yum! Brands, Inc.	28,000	1,646,400

		3,475,965

Household Durables (7.9%)
Black & Decker Corp.	19,100	1,527,427
Mohawk Industries, Inc.*^	20,500	1,534,630

		3,062,057

Leisure Equipment & Products (1.9%)
Mattel, Inc.	32,600	738,716

Media (23.5%)
CBS Corp., Class B	41,300	1,287,734
Gannett Co., Inc.	26,600	1,608,236
Harte-Hanks, Inc.^	28,700	795,277
Interpublic Group of Cos., Inc.*	99,500	1,217,880
McClatchy Co., Class A^	26,100	1,130,130
Omnicom Group, Inc.	13,500	1,411,290
Tribune Co.	53,100	1,634,418

		9,084,965

Total Consumer Discretionary		19,161,879

Consumer Staples (2.6%)
Household Products (2.6%)
Clorox Co.	15,400	987,910

Total Consumer Staples		987,910

Financials (20.0%)
Capital Markets (14.3%)
Franklin Resources, Inc.	10,900	1,200,853
Janus Capital Group, Inc.	61,200	1,321,308
Northern Trust Corp.	30,000	1,820,700
T. Rowe Price Group, Inc.	26,900	1,177,413

		5,520,274

Commercial Banks (3.6%)
City National Corp./California	13,100	932,720
TD Banknorth, Inc.	14,300	461,604

		1,394,324

Insurance (0.9%)
Aflac, Inc.	8,000	368,000

Real Estate Management & Development (1.2%)
Realogy Corp.*	15,000	454,800

Total Financials		7,737,398

Health Care (9.1%)
Health Care Equipment & Supplies (3.1%)
Baxter International, Inc.	26,200	1,215,418

Health Care Technology (3.3%)
IMS Health, Inc.	46,000	1,264,080

Life Sciences Tools & Services (2.7%)
Thermo Fisher Scientific, Inc.*	22,800	1,032,612

Total Health Care		3,512,110

Industrials (9.8%)
Commercial Services & Supplies (9.8%)
Dun & Bradstreet Corp.*	9,200	761,668
Equifax, Inc.^	27,600	1,120,560
Pitney Bowes, Inc.	41,100	1,898,409

		3,780,637

Total Industrials		3,780,637

Information Technology (5.3%)
IT Services (5.3%)
Accenture Ltd., Class A	55,300	2,042,229

Total Information Technology		2,042,229

Total Common Stocks (96.4%) (Cost $34,238,011)		37,222,163

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (8.6%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	$3,326,110	3,326,110

Time Deposit (3.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	1,172,758	1,172,758

Total Short-Term Investments (11.6%) (Amortized Cost $4,498,868)		4,498,868

Total Investments (108.0%) (Cost/Amortized Cost $38,736,879)		41,721,031
Other Assets Less Liabilities (-8.0%)		(3,093,122)

Net Assets (100%)		$38,627,909

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$33,402,589
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$8,259,348

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,277,298
Aggregate gross unrealized depreciation	(379,432)

Net unrealized appreciation	$2,897,866

Federal income tax cost of investments	$38,823,165

At December 31, 2006, the Portfolio had loaned securities with a total value of $3,270,711. This was secured by collateral of $3,326,110 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS: (A)
Automobiles & Components (1.3%)
Aftermarket Technology Corp.*	4,122	$87,716
Autoliv, Inc.	29,400	1,772,820
LKQ Corp.*	2,360	54,257
Noble International Ltd	5,680	113,884
Spartan Motors, Inc.	8,987	136,415

		2,165,092

Banks (3.7%)
1st Independence Financial Group, Inc.	40	658
1st Source Corp.	550	17,671
Ameris Bancorp.	1,702	47,962
Banco Latinoamericano de Exportaciones S.A.	3,450	58,512
BankUnited Financial Corp., Class A	19,145	535,294
Bar Harbor Bankshares	5	159
Beverly Hills Bancorp, Inc.	7,430	61,595
BNCCORP, Inc.*	730	9,446
BOE Financial Services of Virginia, Inc.	300	9,300
Britton & Koontz Capital Corp.	700	13,993
Brunswick Bancorp*	170	2,185
Camco Financial Corp.	165	2,104
Carver Bancorp, Inc.	500	7,790
Central Bancorp, Inc./Massachusetts	100	3,190
Centrue Financial Corp.	240	4,673
CFS Bancorp, Inc.	770	11,280
Citizens First Bancorp, Inc.	1,100	33,814
Citizens South Banking Corp.	94	1,216
Codorus Valley Bancorp, Inc.	10	200
Community Capital Corp.	1,836	38,372
Community Central Bank Corp.	220	2,607
Community Financial Corp./Virginia	1,200	14,064
Community Shores Bank Corp.*	10	132
Community West Bancshares	836	13,251
Cowlitz Bancorp*	500	8,445
Dearborn Bancorp, Inc.*	304	5,786
Delta Financial Corp.	12,070	122,269
Exchange National Bancshares, Inc.	280	8,820
Farmer Mac, Class C	5,150	139,719
Farmers Capital Bank Corp.	17	580
Fidelity Southern Corp.	2,200	40,942
First Bancorp of Indiana, Inc.	200	3,961
First Bancshares, Inc./Missouri	100	1,740
First BancTrust Corp.	20	236
First Capital, Inc.	110	2,041
First Citizens BancShares, Inc./North Carolina, Class A	100	20,264
First Defiance Financial Corp.	1,476	44,723
First Federal Bancshares of Arkansas, Inc.	320	7,782
First Federal Bancshares, Inc./Delaware	330	7,539
First Federal Bankshares, Inc.	700	15,190
First Franklin Corp.	400	6,102
First M&F Corp.	600	11,652
First Mariner Bancorp, Inc.*	570	10,574
First Merchants Corp.	420	11,420
First Place Financial Corp./Ohio	3,870	90,906
First South Bancorp, Inc./ North Carolina	450	14,350
First United Corp.	3,300	71,874
First West Virginia Bancorp, Inc.	100	1,975
FirstFed Financial Corp.*	6,620	443,341
FNB United Corp.	1,400	25,676
Franklin Bank Corp./Texas*	1,580	32,453
GS Financial Corp.	200	3,900
Guaranty Federal Bancshares, Inc.	10	287
HF Financial Corp.	880	15,259
HMN Financial, Inc.	100	3,451
Home Federal Bancorp/Indiana	220	6,266
HopFed Bancorp, Inc.	40	644
Horizon Bancorp/Indiana	100	2,745
Integra Bank Corp.	400	11,008
Intervest Bancshares Corp.*	2,700	92,907
ITLA Capital Corp.	3,000	173,730
Lakeland Financial Corp.	800	20,424
Leesport Financial Corp.	525	12,553
LSB Bancshares, Inc./ North Carolina	710	11,999
MASSBANK Corp.	200	6,578
Mayflower Co-Op Bank/Massachusetts	1,200	14,640
Meta Financial Group, Inc.	800	23,840
MetroCorp Bancshares, Inc.	741	15,591
MGIC Investment Corp.	7,900	494,066
MidWestOne Financial Group,Inc.	2,000	39,880
MutualFirst Financial, Inc.	200	4,240
National Bankshares, Inc.	570	13,609
National Mercantile Bancorp*	750	10,388
New Hampshire Thrift Bancshares, Inc.	300	4,815
North Central Bancshares, Inc.	100	3,951
North Valley Bancorp.	1,760	32,525
Northrim BanCorp, Inc.	105	2,793
OceanFirst Financial Corp.	2,830	64,892
Parkvale Financial Corp.	600	19,050
Peoples Bancorp of North Carolina, Inc.	693	19,418
Peoples Bancorp/Indiana	100	1,958
Peoples Banctrust Co., Inc.	600	15,429
Premier Community Bankshares, Inc.	1,092	21,709
Provident Financial Holdings, Inc.	2,351	71,682
Radian Group, Inc.	12,378	667,298
Renasant Corp.	7,800	238,914
Republic First Bancorp, Inc.*	2,780	35,918
Riverview Bancorp., Inc.	600	9,120
Rurban Financial Corp.	100	1,077
Simmons First National Corp., Class A	5,090	160,589
Synovus Financial Corp.	48,900	1,507,587
Team Financial, Inc.	200	3,200
Timberland Bancorp, Inc./Washington	500	18,555
Tower Financial Corp.	463	8,241
United Bancshares, Inc./Ohio	10	174
United Community Financial Corp./Ohio	3,150	38,556
United Security Bancshares/Alabama	706	20,636
Unity Bancorp, Inc.	1,764	25,948
Wainwright Bank & Trust Co	110	1,219
Washington Savings Bank FSB/Maryland	1,670	14,612
Willow Financial Bancorp, Inc.	200	2,984

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
WSFS Financial Corp.	1,300	$87,009

		6,117,692

Capital Goods (8.9%)
Acuity Brands, Inc.	1,650	85,866
AGCO Corp.*	51,200	1,584,128
American Woodmark Corp.	7,494	313,624
Ameron International Corp.	300	22,911
Ampco-Pittsburgh Corp.	230	7,700
AZZ, Inc.*	2,460	125,952
Baldwin Technology Co.*	8,340	41,700
Channell Commercial Corp.*	100	297
Chase Corp.	700	17,815
Comfort Systems USA, Inc.	22,730	287,307
Cummins, Inc.	4,000	472,720
Ducommun, Inc.*	6,940	158,787
Eastern Co.	600	11,634
Electro Rent Corp.*	2,344	39,145
EnPro Industries, Inc.*	8,600	285,606
Espey Manufacturing & Electronics Corp.	120	2,230
Freightcar America, Inc.	7,270	403,121
Gardner Denver, Inc.*	1,308	48,801
Genlyte Group, Inc.*	834	65,144
Granite Construction, Inc.	2,600	130,832
Griffon Corp.*	6,100	155,550
Hardinge, Inc.	670	10,090
Harsco Corp.	10	761
Hurco Cos., Inc.*	4,590	145,870
Huttig Building Products, Inc.*	13,060	69,087
Industrial Distribution Group, Inc.*	2,527	25,017
Insituform Technologies, Inc.*	14,925	385,961
International Aluminum Corp.	900	43,875
K-Tron International, Inc.*	600	44,802
Kadant, Inc.*	9,280	226,246
Kennametal, Inc.	16,830	990,445
Key Technology, Inc.*	100	1,499
Ladish Co., Inc.*	2,000	74,160
Lawson Products, Inc.	568	26,066
Lydall, Inc.*	10,180	110,046
Meadow Valley Corp.*	2,770	28,116
Merrimac Industries, Inc.*	200	2,000
Mueller Industries, Inc.	22,020	698,034
NACCO Industries, Inc., Class A	100	13,660
Patrick Industries, Inc.*	1,066	13,245
Perini Corp.*	10,900	335,502
Precision Castparts Corp.	2,490	194,917
Preformed Line Products Co.	550	19,388
Regal-Beloit Corp.	10,780	566,058
Robbins & Myers, Inc.	4,510	207,099
Rush Enterprises, Inc., Class A*	2,761	46,716
Rush Enterprises, Inc., Class B*	6,616	104,400
SL Industries, Inc.*	400	6,500
SPX Corp.	2,140	130,882
Standex International Corp.	6,100	183,793
Superior Essex, Inc.*	1,044	34,713
Supreme Industries, Inc., Class A	8,410	53,656
Sypris Solutions, Inc.	10,250	71,238
TB Wood’s Corp.	1,420	24,403
Teleflex, Inc.	14,270	921,271
Tennant Co.	4,660	135,140
Terex Corp.*	16,290	1,052,008
Thomas & Betts Corp.*	19,410	917,705
Tredegar Corp.	180	4,070
Trinity Industries, Inc.	39,044	1,374,349
Twin Disc, Inc.	1,220	43,310
Universal Security Instruments, Inc.*	320	8,941
URS Corp.*	27,800	1,191,230
W.W. Grainger, Inc.	1,570	109,806
Willis Lease Finance Corp.*	4,300	44,376

		14,951,321

Commercial Services & Supplies (3.2%)
Ablest, Inc.*	230	1,493
ABM Industries, Inc.	2,880	65,405
Amrep Corp.*	400	49,000
AT Cross Co., Class A*	300	2,280
Bowne & Co., Inc.	18,140	289,152
CBIZ, Inc.*	11,090	77,297
CDI Corp.	8,680	216,132
Cenveo, Inc.*	5,500	116,600
Champion Industries, Inc.	1,280	10,995
Consolidated Graphics, Inc.*	6,900	407,583
Ecology And Environment, Inc.	650	7,085
Exponent, Inc.*	2,400	44,784
Geo Group, Inc.*	4,410	165,463
GP Strategies Corp.*	3,725	30,917
ICT Group, Inc.*	3,720	117,515
IKON Office Solutions, Inc.	100	1,637
Industrial Services of America, Inc.*	370	2,016
Kelly Services, Inc., Class A	12,300	355,962
Kforce, Inc.*	20,100	244,617
Layne Christensen Co.*	220	7,223
Manpower, Inc.	1,650	123,634
Nashua Corp.*	900	7,533
National Technical SYS, Inc.*	5,200	35,516
North American Galvanizing & Coating, Inc.*	130	679
On Assignment, Inc.*	4,920	57,810
R.R. Donnelley & Sons Co.	42,490	1,510,095
RCM Technologies, Inc.*	8,400	50,316
Spherion Corp.*	32,280	239,840
Steelcase, Inc., Class A	4,331	78,651
Taleo Corp.*	8,655	118,314
TeleTech Holdings, Inc.*	20,491	489,325
Tufco Technologies, Inc.*	470	3,234
UTEK Corp.	3,970	45,099
Volt Information Sciences, Inc.*	4,370	219,418
VSE Corp.	1,400	47,460
Waste Industries USA, Inc.	1,971	60,155
Westaff, Inc.	110	604

		5,300,839

Consumer Durables & Apparel (3.7%)
American Biltrite, Inc.*	120	1,102
Arctic Cat, Inc.	7,200	126,648
Avatar Holdings, Inc.*	2,435	196,870
Basset Furniture Industries, Inc.	2,853	46,618
Brown Shoe Co., Inc.	10,590	505,567
Callaway Golf Co.	444	6,398
Craftmade International, Inc.	713	12,805
CSS Industries, Inc.	300	10,611
Culp, Inc.*	8,050	41,457
Cutter & Buck, Inc.	1,360	14,647
Decorator Industries, Inc.	430	3,139
Delta Apparel, Inc.	2,690	45,972
Furniture Brands International, Inc.	4,392	71,282
GameTech International, Inc.*	200	2,396
Hallwood Group, Inc.*	50	6,125
Hampshire Group Ltd.*	2,350	38,939
Hooker Furniture Corp.	3,895	61,074
Interface, Inc., Class A*	8,300	118,026

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
JAKKS Pacific, Inc.*	16,109	$351,821
Jones Apparel Group, Inc.	2,875	96,111
K2, Inc.*	13,130	173,185
La-Z-Boy, Inc.	25,220	299,361
Lacrosse Footwear, Inc.*	110	1,460
Man Sang Holdings, Inc.*	200	988
MITY Enterprises, Inc.*	410	7,339
Movado Group, Inc.	9,490	275,210
National Presto Industries, Inc.	830	49,692
Oakley, Inc.	500	10,030
P&F Industries, Inc., Class A*	200	2,200
Palm Harbor Homes, Inc.*	5,783	81,078
Perry Ellis International, Inc.*	458	18,778
Phillips-Van Heusen Corp.	33,190	1,665,142
Polo Ralph Lauren Corp.	2,260	175,512
QEP Co., Inc.*	1,580	9,243
Skechers U.S.A., Inc., Class A*	7,120	237,167
Skyline Corp.	900	36,198
Steven Madden Ltd.*	9,016	316,371
Stride Rite Corp.	11,390	171,761
Universal Electronics, Inc.*	7,933	166,752
Velcro Industries N.V.	570	8,054
VF Corp.	7,300	599,184
Weyco Group, Inc.	2,487	61,802

		6,124,115

Consumer Services (2.9%)
Ark Restaurants Corp.	145	4,757
Benihana, Inc., Class A*	6,200	190,340
Bob Evans Farms, Inc.	16,834	576,059
Bowl America, Inc.	2,800	44,380
Burger King Holdings, Inc.*	3,690	77,859
Carriage Services, Inc.*	1,570	7,991
CBRL Group, Inc.	16,226	726,276
Champps Entertainment, Inc.*	450	3,128
CPI Corp.	1,500	69,735
Darden Restaurants, Inc.	3,153	126,656
Famous Dave’s of America, Inc.*	3,200	52,704
Friendly Ice Cream Corp.*	1,690	20,703
Frisch’s Restaurants, Inc.	3,500	102,900
ILX Resorts, Inc.	880	8,290
Interstate Hotels & Resorts, Inc.*	16,500	123,090
J. Alexander’s Corp.	850	7,633
Jack in the Box, Inc.*	760	46,390
Lodgian, Inc.*	1,940	26,384
Marcus Corp.	6,320	161,666
Mexican Restaurants, Inc.*	600	6,600
Nathan’s Famous, Inc.*	1,120	16,083
Nobel Learning Communities, Inc.*	920	10,539
O’Charley’s, Inc.*	100	2,128
Orient-Express Hotels Ltd Class A	12,590	595,759
Rubio’s Restaurants, Inc.*	3,265	32,160
Service Corp. International	107,640	1,103,310
Silverleaf Resorts, Inc.*	300	1,344
Star Buffet, Inc.	1,700	13,685
Steak n Shake Co.*	18,000	316,800
Stewart Enterprises, Inc., Class A	60,165	376,031

		4,851,380

Diversified Financials (3.2%)
A.G. Edwards, Inc.	31,000	1,961,990
Advanta Corp., Class A	440	17,516
Advanta Corp., Class B	970	42,321
Cash America International, Inc.	7,830	367,227
CompuCredit Corp.*	340	13,535
Consumer Portfolio Services, Inc.*	12,390	80,659
Dollar Financial Corp.*	9,555	266,202
EZCORP, Inc., Class A*	12,630	205,238
First Cash Financial Services, Inc.*	5,242	135,611
Knight Capital Group, Inc., Class A*	53,694	1,029,314
Pico Holdings, Inc.*	2,230	77,537
Raymond James Financial, Inc.	28,200	854,742
SEI Investments Co.	310	18,464
SWS Group, Inc.	7,920	282,744

		5,353,100

Energy (6.7%)
Adams Resources & Energy, Inc.	1,610	48,461
Basic Energy Services, Inc.*	600	14,790
Callon Petroleum Co.*	12,070	181,412
Dawson Geophysical Co.*	690	25,137
ENSCO International, Inc.	43,000	2,152,580
Forest Oil Corp.*	3,450	112,746
Input/Output, Inc.*	37,800	515,214
Lufkin Industries, Inc.	690	40,075
Marathon Oil Corp.	205	18,962
Mariner Energy, Inc.*	28,020	549,192
Newfield Exploration Co.*	18,950	870,752
Pride International, Inc.*	39,657	1,190,106
Rowan Cos., Inc.	6,570	218,124
SEACOR Holdings, Inc.*	7,290	722,731
Superior Energy Services, Inc.*	40,754	1,331,841
Swift Energy Co.*	9,320	417,629
Teton Energy Corp.*	10,100	50,399
Tetra Technologies, Inc.*	26,856	686,976
Tidewater, Inc.	27,380	1,324,097
Unit Corp.*	5,937	287,648
Vaalco Energy, Inc.*	15,300	103,275
W-H Energy Services, Inc.*	1,414	68,848
Western Refining, Inc.	13,480	343,201

		11,274,196

Food & Staples Retailing (0.5%)
Arden Group, Inc.	583	72,181
Great Atlantic & Pacific Tea Co., Inc.*	8,610	221,621
Smart & Final, Inc.*	4,430	83,727
Spartan Stores, Inc.	11,245	235,358
Topps Co., Inc.	40	356
Weis Markets, Inc.	6,100	244,671

		857,914

Food, Beverage & Tobacco (1.7%)
Corn Products International, Inc.	42,330	1,462,078
Diamond Foods, Inc.	4,449	84,575
Hain Celestial Group, Inc.*	4,785	149,340
J & J Snack Foods Corp.	2,030	84,042
National Beverage Corp.*	2,630	36,899
Omega Protein Corp.*	9,050	69,957
Ralcorp Holdings, Inc.*	8,060	410,173
Seaboard Corp.	300	529,500
Seneca Foods Corp., Class B*	300	7,418
Tasty Baking Co.	5,580	50,164

		2,884,146

Health Care Equipment & Services (3.4%)
Air Methods Corp.*	1,550	43,276

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Allied Healthcare Products, Inc.*	2,138	$11,053
Almost Family, Inc.*	200	8,674
American Shared Hospital Services	2,500	16,625
Angeion Corp.*	940	11,496
Anika Therapeutics, Inc.	6,181	82,022
Atrion Corp.	220	17,105
Beckman Coulter, Inc.	21,640	1,294,072
Cardiac Science Corp.*	5,774	46,596
Cholestech Corp.*	3,282	60,454
Datascope Corp.	5,240	190,946
Emdeon Corp.*	121,503	1,505,422
Enpath Medical, Inc.*	100	1,455
Genesis HealthCare Corp.*	3,383	159,779
Gentiva Health Services, Inc.*	1,505	28,685
Hanger Orthopedic Group, Inc.*	8,820	66,415
Humana, Inc.*	8,320	460,179
Integramed America, Inc.*	1,107	16,660
Iridex Corp.*	3,800	33,706
Kewaunee Scientific Corp.	640	5,562
Laboratory Corp. of America Holdings*	6,500	477,555
Medcath Corp.*	2,601	71,163
Medical Action Industries, Inc.*	190	6,126
National Dentex Corp.*	1,350	23,625
National Healthcare Corp.	265	14,628
Neogen Corp.*	2	44
NovaMed, Inc.*	15,224	115,246
Nutraceutical International Corp.*	1,779	27,237
Omnicell, Inc.*	1,060	19,748
Osteotech, Inc.*	9,000	50,850
Palomar Medical Technologies, Inc.*	590	29,895
PDI, Inc.*	8,910	90,437
Res-Care, Inc.*	11,761	213,462
Span-America Medical Systems, Inc.	1,700	24,820
SRI/Surgical Express, Inc.*	261	1,433
Viasys Healthcare, Inc.*	14,400	400,608
Zoll Medical Corp.*	400	23,296

		5,650,355

Household & Personal Products (0.3%)
CCA Industries, Inc.	120	1,385
Estee Lauder Cos., Inc., Class A	10,780	440,040
Geopharma, Inc.*	1,370	5,562
Natural Alternatives International, Inc.*	3,300	28,512
Oil-Dri Corp. of America	2,362	39,870
Schiff Nutrition International, Inc.*	1,700	11,305

		526,674

Insurance (5.8%)
Alleghany Corp.*	20	7,272
American Equity Investment Life Holding Co.	5,460	71,144
American Financial Group, Inc./Ohio	20,850	748,723
American National Insurance Co.	2,444	278,885
American Safety Insurance Holdings Ltd.*	700	12,985
Arch Capital Group Ltd.*	23,819	1,610,402
Aspen Insurance Holdings Ltd.	1,660	43,758
CNA Financial Corp.*	30,650	1,235,808
Conseco, Inc.*	63,519	1,269,110
Crawford & Co., Class B	6,040	44,092
Delphi Financial Group, Inc.	6,750	273,105
Endurance Specialty Holdings Ltd.	2,020	73,892
FBL Financial Group, Inc., Class A	2,000	78,160
Great American Financial Resources, Inc.	200	4,610
HCC Insurance Holdings, Inc.	49,300	1,582,037
Horace Mann Educators Corp.	570	11,514
IPC Holdings Ltd.	360	11,322
Kansas City Life Insurance Co.	10	501
KMG America Corp.*	13,840	132,726
Max Reinsurance Capital Ltd.	5,195	128,940
Meadowbrook Insurance Group, Inc.*	4,550	44,999
National Western Life Insurance Co., Class A*	699	160,868
NYMAGIC, Inc.	1,830	66,978
Odyssey Reinsurance Holdings Corp.	3,650	136,145
Old Republic International Corp.	3,452	80,362
PartnerReinsurance Ltd.	6,770	480,873
Presidential Life Corp.	108	2,371
Reinsurance Group of America, Inc.	15,400	857,780
RTW, Inc.*	600	5,412
Unico American Corp.*	2,560	33,485
United America Indemnity Ltd., Class A*	3,550	89,921
Wesco Financial Corp.	200	92,000

		9,670,180

Materials (6.3%)
Allegheny Technologies, Inc.	20,300	1,840,804
Arch Chemicals, Inc.	4,220	140,568
Bairnco Corp.	200	2,550
CF Industries Holdings, Inc.	4,800	123,072
Chaparral Steel Co.	1,126	49,848
CPAC, Inc.	3,500	29,925
Crown Holdings, Inc.*	12,210	255,433
FMC Corp.	21,300	1,630,515
Freeport-McMoRan Copper & Gold, Inc., Class B	7,700	429,121
Friedman Industries, Inc.	450	5,445
Hercules, Inc.*	20,050	387,165
Innospec, Inc.	5,910	275,110
Material Sciences Corp.*	6,920	89,545
Metal Management, Inc.	13,240	501,134
NewMarket Corp.	2,110	124,596
NN, Inc.	6,365	79,117
Northwest Pipe Co.*	700	23,534
Penford Corp.	1,158	20,033
PolyOne Corp.*	927	6,953
Schnitzer Steel Industries, Inc.	12,583	499,545
Schulman (A.), Inc.	10,347	230,221
Southern Copper Corp.	19,500	1,050,855
Stepan Co.	2,560	81,075
Temple-Inland, Inc.	433	19,931
Texas Industries, Inc.	600	38,538
United States Steel Corp.	30,990	2,266,609
Universal Stainless & Alloy Products, Inc.*	2,700	90,396
Vulcan Materials Co.	400	35,948

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Westlake Chemical Corp.	6,500	$203,970

		10,531,556

Media (1.6%)
Alloy, Inc.*	1,720	19,797
Harris Interactive, Inc.*	22,416	112,977
Live Nation, Inc.*	1,040	23,296
Media General, Inc., Class A	2,150	79,916
Playboy Enterprises, Inc., Class A*	14,350	165,455
Regent Communications, Inc.*	19,129	54,135
Scholastic Corp.*	11,741	420,797
Traffix, Inc.	5,527	30,288
Tribune Co.	56,500	1,739,070
Value Line, Inc.	100	4,545

		2,650,276

Pharmaceuticals & Biotechnology (4.3%)
Albany Molecular Research, Inc.*	2,110	22,281
Bio-Rad Laboratories, Inc., Class A*	6,500	536,380
Bioanalytical Systems, Inc.*	50	275
Bruker BioSciences Corp.*	11,108	83,421
Celgene Corp.*	31,911	1,835,840
Cephalon, Inc.*	22,175	1,561,342
Digene Corp.*	10,688	512,169
Diversa Corp.*	9,168	99,748
Harvard Bioscience, Inc.*	19,638	100,743
Illumina, Inc.*	1,080	42,455
Infinity Pharmaceuticals, Inc.*	1,877	23,369
Kendle International, Inc.*	7,517	236,409
King Pharmaceuticals, Inc.*	72,970	1,161,682
Matrixx Initiatives, Inc.*	430	6,850
Medtox Scientific, Inc.*	4,400	58,652
New Brunswick Scientific, Inc.*	2,080	16,848
Parexel International Corp.*	16,340	473,370
Perrigo Co.	20,600	356,380

		7,128,214

Real Estate (5.0%)
American Spectrum Realty, Inc.*	200	4,780
Ashford Hospitality Trust, Inc. (REIT)	28,054	349,272
Associated Estates Realty Corp. (REIT)	100	1,374
Cedar Shopping Centers, Inc. (REIT)	17,500	278,425
Cousins Properties, Inc. (REIT)	7,510	264,878
Eagle Hospitality Properties Trust, Inc. (REIT)	11,200	102,816
Franklin Street Properties Corp. (REIT)	1,600	33,680
Gladstone Commercial Corp. (REIT)	210	4,229
Highland Hospitality Corp. (REIT)	21,900	312,075
HRPT Properties Trust (REIT)	94,769	1,170,397
Income Opportunity Realty Investors (REIT)*	610	4,133
Innkeepers USA Trust (REIT)	2,930	45,415
The Intergroup Corp.*	100	1,850
iStar Financial, Inc. (REIT)	28,239	1,350,389
J.W. Mays, Inc.*	200	4,250
LTC Properties, Inc. (REIT)	7,200	196,632
Medical Properties Trust, Inc. (REIT)	17,010	260,253
Mission West Properties, Inc. (REIT)	7,370	96,547
Monmouth Capital Corp.	2,376	12,878
Monmouth, Class A (REIT)	5,358	45,275
National Health Investors, Inc. (REIT)	8,070	266,310
National Health Realty, Inc. (REIT)	2,500	60,000
National Retail Properties, Inc. (REIT)	22,070	506,506
One Liberty Properties, Inc. (REIT)	2,920	73,380
Republic Property Trust (REIT)	13,805	159,310
Spirit Finance Corp. (REIT)	45,262	564,417
Strategic Hotels & Resorts, Inc. (REIT)	12,804	278,999
Stratus Properties, Inc.*	100	3,200
Sunstone Hotel Investors, Inc. (REIT)	34,650	926,194
Supertel Hospitality, Inc. (REIT)	4,390	30,423
United Capital Corp.*	600	17,718
Universal Health Realty Income Trust (REIT)	5,610	218,678
Urstadt Biddle Properties, Inc. (REIT)	400	7,020
Urstadt Biddle Properties, Inc., Class A (REIT)	13,500	257,715
Weingarten Realty Investors (REIT)	4,240	195,506
Wellsford Real Properties, Inc.*	940	7,069
Wilshire Enterprises, Inc.*	210	956
Winston Hotels, Inc. (REIT)	15,328	203,096
Winthrop Realty Trust (REIT)	18,710	128,164

		8,444,209

Retailing (8.5%)
1-800 Contacts, Inc.*	560	9,134
1-800-FLOWERS.COM, Inc., Class A*	17,146	105,619
Aaron Rents, Inc.	4,140	119,149
Aaron Rents, Inc., Class A	3,210	84,680
Asbury Automotive Group, Inc.	560	13,194
AutoZone, Inc.*	900	104,004
Barnes & Noble, Inc.	30,700	1,219,097
Big Lots, Inc.*	65,180	1,493,926
Books-A-Million, Inc.	3,720	84,370
Cato Corp., Class A	13,200	302,412
Charlotte Russe Holding, Inc.*	8,860	272,445
Charming Shoppes, Inc.*	74,900	1,013,397
Coast Distribution System	1,850	16,003
Collegiate Pacific, Inc.	4,900	46,354
Cost-U-Less, Inc.*	1,850	14,893
DEB Shops, Inc.	2,033	53,671
Dillards, Inc., Class A	2,890	101,063
Educational Development Corp.	890	6,453
Expedia, Inc.*	2,152	45,149
Finlay Enterprises, Inc.*	1,700	13,583
Franklin Covey Co.*	12,800	89,344
Gottschalks, Inc.*	4,480	51,430
GSI Commerce, Inc.*	1,680	31,500
Gymboree Corp.*	14,458	551,717
Hastings Entertainment, Inc.*	2,700	19,116
Haverty Furniture Cos., Inc.	14,780	218,744
IAC/InterActiveCorp*	36,834	1,368,751
Jennifer Convertibles, Inc.*	910	4,850

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Keystone Automotive Industries, Inc.*	6,766	$229,976
Limited Brands, Inc.	40,020	1,158,179
Men’s Wearhouse, Inc.	16,380	626,699
Monro Muffler, Inc.	7,462	261,916
Nordstrom, Inc.	70	3,454
OfficeMax, Inc.	34,130	1,694,555
Rent-A-Center, Inc.*	3,300	97,383
Restoration Hardware, Inc.*	18,937	161,154
Rex Stores Corp.*	1,680	29,803
Sherwin-Williams Co.	24,480	1,556,438
Shoe Carnival, Inc.*	5,390	170,324
Source Interlink Cos., Inc.*	20,020	163,363
Stage Stores, Inc.	6,583	200,057
Stein Mart, Inc.	620	8,221
Systemax, Inc.*	3,540	61,773
Tandy Leather Factory, Inc*	3,500	28,245
Trans World Entertainment Corp.*	15,905	104,655
Zale Corp.*	7,490	211,293

		14,221,536

Semiconductors & Semiconductor Equipment (4.2%)
Advanced Energy Industries, Inc.*	17,341	327,225
Agere Systems, Inc.*	85,960	1,647,853
Asyst Technologies, Inc.*	400	2,924
Atmel Corp.*	3,850	23,293
Axcelis Technologies, Inc.*	6,970	40,635
Ceva, Inc.*	1,540	9,964
Cymer, Inc.*	22,697	997,533
Exar Corp.*	17,301	224,913
FEI Co.*	5,740	151,364
Integrated Device Technology, Inc.*	52,202	808,087
Intest Corp.*	2,500	10,950
LSI Logic Corp.*	168,569	1,517,121
LTX Corp.*	3,100	17,360
MKS Instruments, Inc.*	12,887	290,988
PDF Solutions, Inc.*	120	1,734
Pericom Semiconductor Corp.*	4,438	50,904
Rudolph Technologies, Inc.*	480	7,642
Semitool, Inc.*	11,870	157,990
SRS Labs, Inc.*	3,000	32,460
Standard Microsystems Corp.*	12,725	356,045
Triquint Semiconductor, Inc.*	1,530	6,885
Varian Semiconductor Equipment Associates, Inc.*	4,770	217,130
White Electronic Designs Corp.*	16,600	90,304

		6,991,304

Software & Services (8.1%)
Altiris, Inc.*	1,420	36,040
American Software, Inc., Class A	3,770	26,126
Aspen Technology, Inc.*	23,600	260,072
BMC Software, Inc.*	67,650	2,178,330
Cadence Design Systems, Inc.*	3,970	71,103
Captaris, Inc.*	7,564	58,772
Carreker Corp.*	11,311	86,416
Cass Information Systems, Inc.	742	26,846
Ceridian Corp.*	40,230	1,125,635
Ciber, Inc.*	32,270	218,791
Cognizant Technology Solutions Corp., Class A*	23,300	1,797,828
Computer Sciences Corp.*	380	20,281
Computer Task Group, Inc.*	2,333	11,082
Convergys Corp.*	37,050	881,049
CSP, Inc.*	1,660	13,579
Edgewater Technology, Inc.*	2,910	17,780
ePlus, Inc.*	2,380	24,871
Evans & Sutherland Computer Co.*	2,111	8,929
Forrester Research, Inc.*	662	17,947
Hyperion Solutions Corp.*	1,799	64,656
iBasis, Inc.*	600	5,088
Inforte Corp.*	7,600	28,424
Lightbridge, Inc.*	12,694	171,877
Mapinfo Corp.*	13,900	181,395
Mentor Graphics Corp.*	48,700	878,061
Moldflow Corp.*	2,394	33,253
MPS Group, Inc.*	38,160	541,109
Ness Technologies, Inc.*	10,460	149,160
NetManage, Inc.*	1,900	10,051
NetScout Systems, Inc.*	14,660	121,678
Sabre Holdings Corp., Class A	16,090	513,110
SAVVIS, Inc.*	3,924	140,126
SonicWALL, Inc.*	32,470	273,397
SPSS, Inc.*	3,562	107,109
Sybase, Inc.*	48,440	1,196,468
SYKES Enterprises, Inc.*	5	88
Synopsys, Inc.*	59,470	1,589,633
Technology Solutions Co.*	1,800	12,402
TechTeam Global, Inc.*	1,510	16,987
Tyler Technologies, Inc.*	10,100	142,006
United Online, Inc	36,425	483,724
Versant Corp.*	570	7,763

		13,549,042

Technology Hardware & Equipment (5.2%)
Aeroflex, Inc.*	43,280	507,242
Allied Motion Technologies, Inc.*	2,600	17,862
American Technical Ceramics Corp.*	4,080	66,422
Applied Innovation, Inc.*	7,400	23,754
Astro-Med, Inc.	3,625	36,866
Avnet, Inc.*	64,660	1,650,770
Avocent Corp.*	2,470	83,609
AVX Corp.	24,560	363,242
Bell MicroProducts, Inc.*	3,551	25,035
Black Box Corp.	6,702	281,417
Bonso Electronic International, Inc.	2,337	11,592
Brocade Communications Systems, Inc.*	110,500	907,205
Coherent, Inc.*	17,054	538,395
CommScope, Inc.*	210	6,401
Communications Systems, Inc.	2,110	21,079
CTS Corp.	16,170	253,869
Digi International, Inc.*	2,070	28,545
Electro Scientific Industries, Inc.*	9,910	199,587
Electronics for Imaging, Inc.*	1,109	29,477
EMS Technologies, Inc.*	6,305	126,289
Flextronics International Ltd.*	686	7,875
Gerber Scientific, Inc.*	14,050	176,468
Globecomm Systems, Inc.*	4,033	35,531
Hypercom Corp.*	8,070	51,244
IntriCon Corp.*	1,060	5,268
Keithley Instruments, Inc.	5,100	67,065
LeCroy Corp.*	8,490	97,720
Merix Corp.*	11,036	102,524
Mesa Laboratories, Inc.	400	7,500
Methode Electronics, Inc.	14,400	155,952

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Mettler-Toledo International, Inc.*	10	$789
Mikron Infrared, Inc.*	1,340	16,201
MOCON, Inc.	180	2,288
Newport Corp.*	3,850	80,657
NU Horizons Electronics Corp.*	6,075	62,512
O.I. Corp.	700	7,980
OSI Systems, Inc.*	8,697	182,028
Park Electrochemical Corp.	4,584	117,580
PC Connection, Inc.*	200	2,966
PC-Tel, Inc.*	11,905	111,312
Perceptron, Inc.*	4,400	37,268
Planar Systems, Inc.*	6,693	64,721
Printronix, Inc.	790	9,796
Richardson Electronics, Ltd.	1,320	12,025
SeaChange International, Inc.*	10,910	111,500
SimpleTech, Inc.*	15,200	192,736
Spectrum Control, Inc.*	5,990	58,223
Technitrol, Inc.	7,810	186,581
Tekelec*	3,220	47,753
Tektronix, Inc.	1,100	32,087
TESSCO Technologies, Inc.*	1,845	39,594
Tollgrade Communications, Inc.*	8,824	93,270
Vicon Industries, Inc.*	100	358
Vishay Intertechnology, Inc.*	89,960	1,218,058
Zygo Corp.*	11,811	194,291

		8,768,379

Telecommunication Services (1.5%)
Alaska Communications Systems Group, Inc.	3,110	47,241
Atlantic Tele-Network, Inc.	250	7,325
CT Communications, Inc.	7,184	164,657
D&E Communications, Inc.	3,930	49,715
Fibernet Telecom Group, Inc.*	4,100	27,388
Gilat Satellite Networks Ltd.*	12,647	111,420
Golden Telecom, Inc.	2,001	93,727
HickoryTech Corp.	720	5,148
Level 3 Communications, Inc.*	17,720	99,232
NII Holdings, Inc.*	25,300	1,630,332
U.S. LEC Corp., Class A*	930	8,658
USA Mobility, Inc	2,986	66,797
Windstream Corp.	12,560	178,603

		2,490,243

Transportation (1.8%)
AirNet Systems, Inc.*	1,790	5,298
Alaska Air Group, Inc.*	21,360	843,720
B&H Ocean Carriers Ltd.*	3,440	51,600
Hub Group, Inc., Class A*	400	11,020
Laidlaw International, Inc.	17,270	525,526
Pacer International, Inc.	2,200	65,494
P.A.M. Transportation Services, Inc.*	1,150	25,323
Republic Airways Holdings, Inc.*	9,009	151,171
Saia, Inc.*	24	557
SkyWest, Inc.	31,541	804,611
Smithway Motor Xpress Corp., Class A*	1,020	10,200
Werner Enterprises, Inc.	31,722	554,501

		3,049,021

Utilities (2.2%)
Allegheny Energy, Inc.*	14,880	683,141
Artesian Resources Corp., Class A	1,021	20,073
BIW Ltd.	760	11,932
Central Vermont Public Service Corp.	200	4,710
CH Energy Group, Inc.	1,203	63,518
Delta Natural Gas Co., Inc.	100	2,508
DTE Energy Co.	1,930	93,431
Energy West, Inc.	200	2,220
Florida Public Utilities Co.	1,050	13,912
Laclede Group, Inc.	250	8,758
MDU Resources Group, Inc.	8,340	213,838
Nicor, Inc.	8,590	402,012
Northeast Utilities	4,097	115,372
OGE Energy Corp.	1,160	46,400
Pinnacle West Capital Corp.	19,500	988,455
Puget Energy, Inc.	200	5,072
Questar Corp.	1,510	125,405
RGC Resources, Inc.	200	5,070
SJW Corp.	3,400	131,784
Unisource Energy Corp.	1,070	39,087
Westar Energy, Inc.	27,660	718,054

		3,694,752

Total Common Stocks (94.0%) (Cost $130,474,125)		157,245,536

	Principal Amount
SHORT TERM INVESTMENTS:
Repurchase Agreement (5.8%)
Custodian Trust Co., dated 12/29/06, due 1/02/07 at 4.85%with a maturity value of $9,652,078 (fully collateralized by U.S. Treasury Bond with value of $10,720,583) (Amortized Cost $9,646,879)	$9,646,879	9,646,879

Collateral for Securities Sold Short (93.9%)
Custodian Trust Company Sweep,
4.95%, 1/02/07 (Cost $156,982,671)	156,982,671	156,982,671

Total Short Term Investments (99.7%) (Cost/Amortized Cost $166,629,550)		166,629,550

Total Investments before Securities Sold Short (193.7%) (Cost/Amortized Cost $297,103,675)		323,875,086

	Number of Shares
SECURITIES SOLD SHORT:
Automobiles & Components (-1.5%)
Coachmen Industries, Inc.	(80)	(880)
Cooper Tire & Rubber Co.	(29,100)	(416,130)
Fleetwood Enterprises, Inc.*	(5,470)	(43,268)
Gentex Corp.	(31,800)	(494,808)
Goodyear Tire & Rubber Co.*	(29,011)	(608,941)
Lear Corp.	(29,900)	(882,947)
Proliance International, Inc.*	(7,700)	(35,420)

		(2,482,394)

Banks (-4.1%)
Astoria Financial Corp.	(39,700)	(1,197,352)
CharterMac	(16,700)	(358,549)
Commerce Bancorp, Inc./ New Jersey	(29,700)	(1,047,519)
NetBank, Inc.	(108)	(501)
New York Community Bancorp, Inc.	(93,910)	(1,511,951)
Old National Bancorp/Indiana	(29,070)	(550,004)
Popular, Inc.	(4,390)	(78,801)
Southern Community Financial Corp./North Carolina	(3)	(30)
State Bancorp, Inc./New York	(60)	(1,144)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
UCBH Holdings, Inc.	(2,660)	$(46,710)
Valley National Bancorp.	(61,000)	(1,617,110)
Webster Financial Corp.	(2,600)	(126,672)
Westamerica Bancorp	(7,800)	(394,914)

		(6,931,257)

Capital Goods (-3.8%)
3D Systems Corp.*	(700)	(11,172)
Accuride Corp.*	(12,800)	(144,128)
Actuant Corp., Class A	(15,100)	(719,515)
Allied Defense Group, Inc.*	(3,400)	(72,250)
American Ecology Corp.	(800)	(14,808)
American Superconductor Corp.*	(14,785)	(145,041)
Blount International, Inc.*	(23,700)	(319,002)
Bucyrus International, Inc., Class A	(7,452)	(385,715)
Columbus McKinnon Corp.*	(12,200)	(256,444)
CPI Aerostructures, Inc.*	(400)	(2,872)
DRS Technologies, Inc.	(500)	(26,340)
Energy Conversion Devices, Inc.*	(4,600)	(156,308)
Environmental Tectonics Corp.	(2,000)	(7,240)
Fiberstars, Inc.*	(8,000)	(52,080)
Hexcel Corp.*	(58,880)	(1,025,101)
Innovative Solutions & Support, Inc.*	(9,300)	(158,379)
Joy Global, Inc.	(24,774)	(1,197,575)
MTC Technologies, Inc.*	(2,900)	(68,295)
Omega Flex, Inc.*	(970)	(20,060)
Pentair, Inc.	(15,880)	(498,632)
Plug Power, Inc.*	(25,000)	(97,250)
Power-One, Inc.*	(3,127)	(22,765)
TAL International Group, Inc.	(10,200)	(272,238)
TransDigm Group, Inc.*	(6,850)	(181,593)
Ultralife Batteries, Inc.*	(7,800)	(85,878)
Wabash National Corp.	(20,770)	(313,627)
Williams Scotsman International, Inc.*	(5,710)	(112,030)

		(6,366,338)

Commercial Services & Supplies (-2.1%)
ACCO Brands Corp.*	(4,280)	(113,292)
Advisory Board Co.*	(11,200)	(599,648)
ChoicePoint, Inc.*	(36,300)	(1,429,494)
Corporate Executive Board Co.	(5,900)	(517,430)
Global Cash Access Holdings, Inc.*	(9,740)	(158,080)
Ritchie Bros. Auctioneers, Inc.	(1,500)	(80,310)
Robert Half International, Inc.	(280)	(10,394)
School Specialty, Inc.*	(13,800)	(517,362)
SIRVA, Inc.*	(15,230)	(53,000)
Waste Connections, Inc.*	(2,250)	(93,487)

		(3,572,497)

Consumer Durables & Apparel (-5.7%)
Brunswick Corp.	(46,510)	(1,483,669)
California Coastal Communities, Inc.*	(520)	(11,154)
Centex Corp.	(29,205)	(1,643,365)
Hovnanian Enterprises, Inc., Class A*	(13,700)	(464,430)
KB Home	(640)	(32,819)
Lazare Kaplan International, Inc.*	(4,700)	(46,765)
Lennar Corp., Class A	(400)	(20,984)
Lenox Group, Inc.*	(280)	(1,792)
Levitt Corp., Class A	(11,700)	(143,208)
Marine Products Corp.	(2,560)	(30,055)
MDC Holdings, Inc.	(22,330)	(1,273,927)
Newell Rubbermaid, Inc.	(4,434)	(128,364)
Phoenix Footwear Group, Inc.*	(1,110)	(4,884)
Pulte Homes, Inc.	(7,271)	(240,816)
Quiksilver, Inc.*	(67,680)	(1,065,960)
Ryland Group, Inc.	(1,420)	(77,560)
Sealy Corp.	(12,400)	(182,900)
Tandy Brands Accessories, Inc.	(2,450)	(28,714)
Timberland Co., Class A*	(25,500)	(805,290)
Toll Brothers, Inc.*	(47,600)	(1,534,148)
Under Armour, Inc.,*	(2,607)	(131,523)
Virco Manufacturing Corp.*	(3,420)	(26,676)
Volcom, Inc.*	(7,600)	(224,732)

		(9,603,735)

Consumer Services (-3.0%)
Applebee’s International, Inc.	(19)	(469)
Bally Technologies, Inc.*	(30,500)	(569,740)
Buca, Inc.*	(10,230)	(49,206)
Career Education Corp.*	(39,000)	(966,420)
Cheesecake Factory, Inc.*	(14,835)	(364,941)
Corinthian Colleges, Inc.*	(20,168)	(274,890)
DeVry, Inc.	(28,700)	(803,600)
Domino’s Pizza, Inc.	(3,250)	(91,000)
Magna Entertainment Corp., Class A*	(8,800)	(39,688)
Nevada Gold & Casinos, Inc.*	(2,100)	(7,959)
P.F. Chang’s China Bistro, Inc.*	(400)	(15,352)
Panera Bread Co., Class A*	(100)	(5,591)
Progressive Gaming International Corp.*	(18,700)	(169,609)
Red Robin Gourmet Burgers, Inc.*	(6,770)	(242,704)
Scientific Games Corp., Class A*	(10,439)	(315,571)
Six Flags, Inc.*	(54,090)	(283,432)
Sonic Corp.*	(8,206)	(196,534)
Texas Roadhouse, Inc., Class A*	(24,731)	(327,933)
Universal Technical Institute, Inc.*	(12,252)	(272,117)

		(4,996,756)

Diversified Financials (-2.6%)
AmeriCredit Corp.*	(26,440)	(665,495)
Asset Acceptance Capital Corp.*	(2,740)	(46,087)
Calamos Asset Management, Inc., Class A	(14,500)	(389,035)
Cash Systems, Inc.*	(4,890)	(34,914)
E*Trade Financial Corp.*	(13,732)	(307,871)
Encore Capital Group, Inc.*	(9,700)	(122,220)
First Albany Companies, Inc.*	(80)	(185)
GAMCO Investors, Inc. Class A	(3,360)	(129,226)
Jefferies Group, Inc.	(53,300)	(1,429,506)
Marlin Business Services Corp.*	(8,105)	(194,763)
Nasdaq Stock Market, Inc.*	(6,935)	(213,529)
Sanders Morris Harris Group, Inc.	(6,223)	(79,468)
Stifel Financial Corp.*	(6,730)	(264,018)
Thomas Weisel Partners Group, Inc.*	(4,600)	(97,060)
WP Stewart & Co., Ltd.	(23,200)	(367,488)

		(4,340,865)

Energy (-4.9%)
Brigham Exploration Co.*	(11,140)	(81,433)
Cheniere Energy, Inc.*	(28,400)	(819,908)
Clayton Williams Energy, Inc.*	(3,910)	(141,972)
Delta Petroleum Corp.*	(33,100)	(766,596)
Double Eagle Petroleum Co.*	(500)	(12,285)
Enbridge Energy Management LLC*	(6,479)	(314,256)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Encore Acquisition Co.*	(19,300)	$(473,429)
Evergreen Energy, Inc.*	(37,510)	(370,974)
FX Energy, Inc.*	(19,500)	(120,315)
General Maritime Corp.	(12,620)	(444,098)
Infinity Energy Resources, Inc.*	(150)	(510)
Kinder Morgan Management LLC*	(31,802)	(1,452,713)
Lone Star Technologies, Inc.*	(15,300)	(740,673)
Markwest Hydrocarbon, Inc.	(76)	(3,690)
Massey Energy Co.	(4,430)	(102,909)
Parker Drilling Co.*	(19,710)	(161,031)
Quicksilver Resources, Inc.*	(32,500)	(1,189,175)
Rentech, Inc.*	(50,700)	(191,139)
Syntroleum Corp.*	(15,900)	(55,014)
Teekay Shipping Corp.	(9,280)	(404,794)
TGC Industries, Inc.*	(5,308)	(44,587)
Warren Resources, Inc.*	(31,763)	(372,262)

		(8,263,763)

Food & Staples Retailing (-0.9%)
Central European Distribution Corp.*	(17,600)	(522,720)
Nash Finch Co.	(8,600)	(234,780)
Pathmark Stores, Inc.*	(7,206)	(80,347)
SUPERVALU, Inc.	(1,940)	(69,355)
United Natural Foods, Inc.*	(15,503)	(556,868)
Whole Foods Market, Inc.	(400)	(18,772)

		(1,482,842)

Food, Beverage & Tobacco (-1.6%)
Alico, Inc.	(90)	(4,557)
Bunge Ltd.	(12,100)	(877,371)
Cagle’s, Inc., Class A*	(3,010)	(24,531)
Calavo Growers, Inc.*	(3,000)	(30,660)
Chiquita Brands International, Inc.	(20,200)	(322,594)
Farmer Brothers Co.	(3,500)	(74,725)
Peet’s Coffee & Tea, Inc.*	(2,996)	(78,615)
Pilgrim’s Pride Corp., Class B	(7,520)	(221,314)
Sanderson Farms, Inc.	(11,300)	(342,277)
Tyson Foods, Inc., Class A	(42,020)	(691,229)

		(2,667,873)

Health Care Equipment & Services (-5.5%)
A.D.A.M., Inc.*	(4,042)	(24,575)
Adeza Biomedical Corp.*	(3,300)	(49,203)
Apria Healthcare Group, Inc.*	(19,780)	(527,137)
Bausch & Lomb, Inc.	(27,650)	(1,439,459)
Biosite, Inc.*	(6,200)	(302,870)
CAS Medical Systems, Inc.*	(150)	(1,200)
Clinical Data, Inc.*	(108)	(1,733)
Computer Programs & Systems, Inc.	(64)	(2,175)
Conor Medsystems, Inc.*	(5,200)	(162,916)
CryoLife, Inc.*	(1,300)	(9,945)
Cutera, Inc.*	(8,400)	(226,800)
Daxor Corp.	(300)	(4,455)
Dendrite International, Inc.*	(10,400)	(111,384)
DexCom, Inc.*	(11,151)	(109,949)
Emageon, Inc.*	(9,810)	(150,682)
Emeritus Corp.*	(890)	(22,117)
Endologix, Inc.*	(16,302)	(57,057)
EPIX Pharmaceuticals, Inc.*	(3,802)	(26,234)
Healthspring, Inc.*	(5,460)	(111,111)
I-Flow Corp.*	(4,800)	(71,760)
IntraLase Corp.*	(6,700)	(149,946)
Intuitive Surgical, Inc.*	(12,790)	(1,226,561)
Kinetic Concepts, Inc.*	(25,900)	(1,024,345)
LifePoint Hospitals, Inc.*	(6,000)	(202,200)
NMT Medical, Inc.*	(6,930)	(93,763)
OraSure Technologies, Inc.*	(26,200)	(216,412)
Patterson Cos., Inc.*	(46,265)	(1,642,870)
ProxyMed, Inc.*	(1,610)	(7,438)
Q-Med, Inc.*	(8,839)	(40,659)
Regeneration Technologies, Inc.*	(11,410)	(66,863)
Rural Metro Corp.*	(15,970)	(129,836)
Sirona Dental Systems, Inc	(8,400)	(323,484)
Staar Surgical Co.*	(4,100)	(28,741)
Synergetics USA, Inc.*	(5,142)	(22,471)
Tenet Healthcare Corp.*	(10,900)	(75,973)
ThermoGenesis Corp.*	(11,800)	(50,858)
TriZetto Group, Inc.*	(19,044)	(349,838)
United Surgical Partners International, Inc.*	(1,657)	(46,976)
VistaCare, Inc., Class A*	(6,000)	(60,900)

		(9,172,896)

Household & Personal Products (-0.3%)
Elizabeth Arden, Inc.*	(13,600)	(259,080)
Spectrum Brands, Inc.*	(15,210)	(165,789)

		(424,869)

Insurance (-2.6%)
Brown & Brown, Inc.	(42,200)	(1,190,462)
United Fire & Casualty Co.	(12,100)	(426,525)
White Mountains Insurance Group Ltd.	(2,310)	(1,338,484)
Willis Group Holdings Ltd.	(35,230)	(1,398,983)

		(4,354,454)

Materials (-4.3%)
ADA-ES, Inc.*	(150)	(2,441)
American Vanguard Corp.	(10,600)	(168,540)
Apex Silver Mines Ltd.*	(800)	(12,712)
Ball Corp.	(19,100)	(832,760)
Bowater, Inc.	(25,450)	(572,625)
Calgon Carbon Corp.*	(19,300)	(119,660)
Deltic Timber Corp.	(310)	(17,292)
Georgia Gulf Corp.	(100)	(1,931)
Glatfelter	(30)	(465)
Graphic Packaging Corp.*	(20,780)	(89,977)
Headwaters, Inc.*	(25,290)	(605,948)
Louisiana-Pacific Corp.	(65,000)	(1,399,450)
Meridian Gold, Inc.*	(37,020)	(1,028,786)
Nalco Holding Co.*	(46,800)	(957,528)
Nanophase Technologies Corp.*	(600)	(3,582)
Pope & Talbot, Inc.*	(8,700)	(47,589)
Quanex Corp.	(2,220)	(76,790)
Smurfit-Stone Container Corp.*	(101,547)	(1,072,336)
Valhi, Inc.	(4,960)	(128,861)

		(7,139,273)

Media (-8.0%)
Arbitron, Inc.	(19,400)	(842,736)
Central European Media Enterprises Ltd., Class A*	(7,935)	(555,450)
CKX, Inc.*	(13,200)	(154,836)
Crown Media Holdings, Inc., Class A*	(4,100)	(14,883)
Dow Jones & Co., Inc.	(1,900)	(72,200)
DreamWorks Animation SKG, Inc., Class A*	(19,100)	(563,259)
E.W. Scripps Co., Class A	(17,900)	(893,926)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
EchoStar Communications Corp., Class A*	(57,400)	$(2,182,922)
Fisher Communications, Inc.*	(3,826)	(169,147)
Interpublic Group of Cos., Inc.*	(149,700)	(1,832,328)
New York Times Co., Class A	(40,800)	(993,888)
Nexstar Broadcasting Group, Inc., Class A*	(13,020)	(59,892)
NTL, Inc.	(29,080)	(733,979)
R.H. Donnelley Corp.*	(29,800)	(1,869,354)
Sinclair Broadcast Group, Inc., Class A	(26,475)	(277,988)
Westwood One, Inc.	(28,900)	(204,034)
XM Satellite Radio Holdings, Inc., Class A*	(133,434)	(1,928,121)
Young Broadcasting, Inc., Class A*	(3,800)	(10,716)

		(13,359,659)

Pharmaceuticals & Biotechnology (-7.8%)
Adolor Corp.*	(17,700)	(133,104)
Alexion Pharmaceuticals, Inc.*	(18,167)	(733,765)
Altus Pharmaceuticals, Inc.*	(5,200)	(98,020)
Amylin Pharmaceuticals, Inc.*	(34,400)	(1,240,808)
Arena Pharmaceuticals, Inc.*	(25,263)	(326,145)
Ariad Pharmaceuticals, Inc.*	(23,200)	(119,248)
Arqule, Inc.*	(16,000)	(94,720)
AtheroGenics, Inc.*	(8,800)	(87,208)
AVANIR Pharmaceuticals, Class A*	(210)	(485)
Avigen, Inc.*	(990)	(5,227)
Bioenvision, Inc.*	(3,700)	(17,168)
BioSphere Medical, Inc.*	(505)	(3,373)
Caliper Life Sciences, Inc.*	(2,700)	(15,444)
Cepheid, Inc.*	(30,967)	(263,220)
CuraGen Corp.*	(5,624)	(25,870)
CV Therapeutics, Inc.*	(26,200)	(365,752)
Cypress Bioscience, Inc.*	(21,455)	(166,276)
CYTOGEN Corp.*	(2,900)	(6,757)
Cytokinetics, Inc.*	(13,492)	(100,920)
deCODE genetics, Inc.*	(32,400)	(146,772)
Dendreon Corp.*	(10,800)	(45,036)
DepoMed, Inc.*	(18,900)	(65,205)
Dionex Corp.*	(7,978)	(452,432)
DUSA Pharmaceuticals, Inc.*	(5,800)	(24,940)
Dyax Corp.*	(18,933)	(57,367)
Encysive Pharmaceuticals, Inc.*	(38,900)	(163,769)
Enzo Biochem, Inc.*	(13,500)	(192,645)
eResearch Technology, Inc.*	(23,900)	(160,847)
Exelixis, Inc.*	(52,400)	(471,600)
Geron Corp.*	(28,500)	(250,230)
Human Genome Sciences, Inc.*	(78,700)	(979,028)
Idenix Pharmaceuticals, Inc.*	(100)	(869)
ImClone Systems, Inc.*	(29,477)	(788,805)
Immunogen, Inc.*	(9,354)	(47,425)
Indevus Pharmaceuticals, Inc.*	(5,800)	(41,180)
Inspire Pharmaceuticals, Inc.*	(13,800)	(87,630)
Keryx Biopharmaceuticals, Inc.*	(23,780)	(316,274)
Kosan Biosciences, Inc.*	(12,200)	(67,710)
Luminex Corp.*	(8,120)	(103,124)
Martek Biosciences Corp.*	(13,482)	(314,670)
Maxygen, Inc.*	(26)	(280)
Medarex, Inc.*	(300)	(4,437)
MGI Pharma, Inc.*	(154)	(2,835)
Myriad Genetics, Inc.*	(19,600)	(613,480)
Nabi Biopharmaceuticals*	(4,300)	(29,154)
Nastech Pharmaceutical Co., Inc.*	(500)	(7,565)
Nektar Therapeutics*	(4,380)	(66,620)
Neose Technologies, Inc.*	(3,400)	(7,582)
Neurocrine Biosciences, Inc.*	(23,300)	(242,786)
Neurogen Corp.*	(52)	(310)
NitroMed, Inc.*	(2,800)	(6,860)
NPS Pharmaceuticals, Inc.*	(10,100)	(45,753)
Nuvelo, Inc.*	(812)	(3,248)
Onyx Pharmaceuticals, Inc.*	(13,800)	(146,004)
OXiGENE, Inc.*	(800)	(3,840)
PDL BioPharma, Inc.*	(22,700)	(457,178)
Penwest Pharmaceuticals Co.*	(14,500)	(240,990)
Pharmacyclics, Inc.*	(10,400)	(52,728)
Pharmion Corp.*	(4,168)	(107,284)
Progenics Pharmaceuticals, Inc.*	(1,140)	(29,344)
Salix Pharmaceuticals Ltd.*	(378)	(4,600)
Sciclone Pharmaceuticals, Inc.*	(1,912)	(6,157)
Seattle Genetics, Inc.*	(3,900)	(20,787)
Senomyx, Inc.*	(12,000)	(155,880)
Telik, Inc.*	(21,466)	(95,094)
Vertex Pharmaceuticals, Inc.*	(36,000)	(1,347,120)
Viropharma, Inc.*	(30,502)	(446,549)
ZymoGenetics, Inc.*	(21,157)	(329,415)

		(13,054,948)

Real Estate (-7.7%)
Alexandria Real Estate Equities, Inc. (REIT)	(5,420)	(544,168)
Apartment Investment & Management Co. (REIT)	(4,800)	(268,896)
BRE Properties, Inc. (REIT)	(4,190)	(272,434)
Consolidated-Tomoka Land Co.	(3,600)	(260,640)
Essex Property Trust, Inc.	(12,000)	(1,551,000)
Forest City Enterprises, Inc., Class A	(11,540)	(673,936)
General Growth Properties, Inc. (REIT)	(24,460)	(1,277,546)
Glimcher Realty Trust (REIT)	(18,570)	(496,004)
Kimco Realty Corp. (REIT)	(2,400)	(107,880)
Mills Corp. (REIT)	(24,300)	(486,000)
Plum Creek Timber Co., Inc. (REIT)	(47,600)	(1,896,860)
Post Properties, Inc. (REIT)	(12,160)	(555,712)
Potlatch Corp. (REIT)	(17,100)	(749,322)
Rayonier, Inc.	(37,200)	(1,527,060)
Tejon Ranch Co.*	(1,400)	(78,176)
The Macerich Co.	(2,000)	(173,140)
United Dominion Realty Trust, Inc. (REIT)	(51,076)	(1,623,706)
Washington Real Estate Investment Trust (REIT)	(10,196)	(407,840)

		(12,950,320)

Retailing (-5.5%)
99 Cents Only Stores*	(26,400)	(321,288)
Amazon.com, Inc.*	(41,100)	(1,621,806)
Audiovox Corp., Class A*	(10,300)	(145,127)
Blockbuster, Inc., Class A*	(26,600)	(140,714)
Celebrate Express, Inc.*	(4,077)	(47,293)
Chico’s FAS, Inc.*	(13,900)	(287,591)
dELiA*s, Inc.*	(14,400)	(151,056)
Design Within Reach, Inc.*	(3,852)	(18,990)
Finish Line, Inc., Class A	(25,600)	(365,568)
Guitar Center, Inc.*	(14,300)	(650,078)
HOT Topic, Inc.*	(12,682)	(169,178)
New York & Co., Inc.*	(7,400)	(96,792)
Pacific Sunwear of California, Inc.*	(45,100)	(883,058)
Pep Boys - Manny, Moe & Jack	(29,500)	(438,370)
PETsMART, Inc.	(26,308)	(759,249)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Pier 1 Imports, Inc.	(40,340)	$(240,023)
RadioShack Corp.	(76,500)	(1,283,670)
Tiffany & Co.	(39,500)	(1,549,980)

		(9,169,831)

Semiconductors & Semiconductor Equipment (-4.4%)
Altera Corp.*	(103,600)	(2,038,848)
California Micro Devices Corp.*	(190)	(832)
Entegris, Inc.*	(70,498)	(762,789)
FormFactor, Inc.*	(140)	(5,215)
Ikanos Communications, Inc.*	(12,700)	(110,363)
KLA-Tencor Corp.	(25,600)	(1,273,600)
Kulicke & Soffa Industries, Inc.*	(27,270)	(229,068)
Leadis Technology, Inc.*	(11,700)	(54,873)
MoSys, Inc.*	(3,899)	(36,066)
Nanometrics, Inc.*	(1,630)	(12,893)
National Semiconductor Corp.	(13,160)	(298,732)
O2Micro International Ltd. (ADR)*	(3,200)	(27,360)
Rambus, Inc.*	(55,100)	(1,043,043)
Sigmatel, Inc.*	(18,500)	(81,030)
Teradyne, Inc.*	(39,000)	(583,440)
Tessera Technologies, Inc.*	(11,200)	(451,808)
Xilinx, Inc.	(11,488)	(273,529)

		(7,283,489)

Software & Services (-8.1%)
Activision, Inc.*	(115,267)	(1,987,203)
Advent Software, Inc.*	(600)	(21,174)
ANSYS, Inc.*	(110)	(4,784)
Autodesk, Inc.*	(12,159)	(491,953)
BISYS Group, Inc.*	(3,980)	(51,382)
Blackboard, Inc.*	(16,600)	(498,664)
Catapult Communications Corp.*	(5,700)	(51,186)
Citrix Systems, Inc.*	(19,502)	(527,529)
Concur Technologies, Inc.*	(17,470)	(280,219)
Corillian Corp.*	(4,700)	(17,719)
DealerTrack Holdings, Inc.*	(2,990)	(87,966)
EarthLink, Inc.*	(1,600)	(11,360)
Euronet Worldwide, Inc.*	(17,200)	(510,668)
FalconStor Software, Inc.*	(20)	(173)
Global Payments, Inc.	(10,800)	(500,040)
InfoSpace, Inc.*	(19,400)	(397,894)
Internet Capital Group, Inc.*	(88)	(903)
Intervoice, Inc.*	(26,600)	(203,756)
Iron Mountain, Inc.*	(28,340)	(1,171,576)
Jupitermedia Corp.*	(12,900)	(102,168)
Kronos, Inc.*	(13,840)	(508,482)
NAVTEQ Corp.*	(50,500)	(1,765,985)
Online Resources Corp.*	(14,743)	(150,526)
Phoenix Technologies Ltd.*	(80)	(360)
PlanetOut, Inc.*	(1,300)	(5,993)
Salesforce.com, Inc.*	(10)	(364)
SM&A Corp.*	(12,700)	(73,660)
Sohu.com, Inc.*	(13,700)	(328,800)
SRA International, Inc., Class A*	(15,600)	(417,144)
Streamline Health Solutions	(5,260)	(29,982)
SupportSoft, Inc.*	(5,200)	(28,496)
Take-Two Interactive Software, Inc.*	(40,923)	(726,792)
Unisys Corp.*	(44,700)	(350,448)
Verint Systems, Inc.*	(3,205)	(109,867)
VeriSign, Inc.*	(77,933)	(1,874,289)
Websense, Inc.*	(270)	(6,164)
WebSideStory, Inc.*	(12,500)	(158,250)

		(13,453,919)

Technology Hardware & Equipment (-3.4%)
ADTRAN, Inc.	(25,726)	(583,980)
Ampex Corp., Class A	(600)	(12,504)
Avid Technology, Inc.*	(15,400)	(573,804)
Blue Coat Systems, Inc.*	(1,300)	(31,135)
Cogent, Inc.*	(25,820)	(284,278)
Comtech Telecommunications Corp.*	(4,379)	(166,709)
DDi Corp.*	(12,228)	(88,042)
Dot Hill Systems Corp.*	(2,400)	(9,432)
Echelon Corp.*	(17,500)	(140,000)
EFJ, Inc.*	(16,300)	(109,862)
Foundry Networks, Inc.*	(8,130)	(121,787)
Immersion Corp.*	(12,070)	(87,508)
Intermec, Inc.*	(7,690)	(186,636)
LoJack Corp.*	(12,186)	(208,137)
Measurement Specialties, Inc.*	(7,800)	(168,792)
Mercury Computer Systems, Inc.*	(13,285)	(177,488)
Metalink Ltd.*	(3,100)	(18,011)
Mobility Electronics, Inc.*	(13,200)	(44,220)
Packeteer, Inc.*	(12)	(163)
Plexus Corp.*	(2,790)	(66,625)
Rackable Systems, Inc.*	(16,318)	(505,368)
RAE Systems, Inc.*	(3,900)	(12,480)
RELM Wireless Corp.*	(200)	(1,196)
Staktek Holdings, Inc.*	(7,940)	(40,891)
Synaptics, Inc.*	(15,790)	(468,805)
Universal Display Corp.*	(6,600)	(99,066)
Vyyo, Inc.*	(5,000)	(22,350)
Zebra Technologies Corp. Class A*	(40,900)	(1,422,911)

		(5,652,180)

Telecommunication Services (-0.6%)
Arbinet-thexchange, Inc.*	(3,100)	(17,019)
Centennial Communications Corp.	(16,474)	(118,448)
Dobson Communications Corp.*	(14,863)	(129,457)
IDT Corp.*	(200)	(2,706)
IDT Corp., Class B*	(24,490)	(320,329)
NeuStar, Inc.,*	(8,900)	(288,716)
Rural Cellular Corp.*	(9,700)	(127,458)
Warwick Valley Telephone Co.	(69)	(1,224)

		(1,005,357)

Transportation (-2.0%)
Con-way, Inc.	(7,660)	(337,347)
Forward Air Corp.	(9,340)	(270,206)
Genesee & Wyoming, Inc.*	(7,600)	(199,424)
JetBlue Airways Corp.*	(63,730)	(904,966)
Trailer Bridge, Inc.*	(4,732)	(40,695)
UTI Worldwide, Inc.	(52,000)	(1,554,800)
World Air Holdings, Inc.*	(7,082)	(62,463)

		(3,369,901)

Utilities (-2.7%)
Dynegy, Inc., Class A*	(193,858)	(1,403,532)
Environmental Power Corp.*	(830)	(7,345)
Equitable Resources, Inc.	(32,790)	(1,368,983)

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Reliant Energy, Inc.*	(124,500)	$(1,769,145)

		(4,549,005)

Total Securities Sold Short (-93.1%) (Proceeds Received $153,333,319)		(155,648,421)

Total Investments (100.6%) (Cost/Amortized Cost $143,770,356)		168,226,665
Other Assets Less Liabilities (-0.6%)		(1,021,080)

Net Assets (100%)		$167,205,585

*	Non-income producing.

(A)	All long positions are pledged as collateral for securities sold short.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$235,200,812
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$232,034,075

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,886,658
Aggregate gross unrealized depreciation	(1,426,072)

Net unrealized appreciation	$26,460,586

Federal income tax cost of investments	$140,431,829

The Portfolio has a net capital loss carryforward of $18,289,402 of which $617,013 expires in the year 2011, $2,527,100 expires in the year 2012, $3,508,597 expires in the year 2013, and $11,636,692 expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (6.0%)
Asset-Backed Securities (1.5%)
Chase Issuance Trust,
Series 05-A4 A4
4.230%, 1/15/13	$125,000	$121,987
COMED Transitional Funding Trust,
Series 98-1 A7
5.740%, 12/25/10	250,000	251,517
MBNA Credit Card Master Note Trust,
Series 05-A7 A7
4.300%, 2/15/11	250,000	246,723

		620,227

Non-Agency CMO (4.5%)
Banc of America Commercial Mortgage, Inc.,
Series 05-4 A2
4.764%, 7/10/45	325,000	320,572
Series 06-4 A4
5.634%, 7/10/46	50,000	51,040
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 05-PW10 A4
5.405%, 12/11/40 (l)	175,000	175,834
Credit Suisse Mortgage Capital Certificates,
Series 06-C3 A3
5.828%, 6/15/38 (l)	100,000	103,975
Greenwich Capital Commercial Funding Corp.,
Series 06-GG7 A4
5.912%, 7/10/38 (l)	165,000	172,707
GS Mortgage Securities Corp. II,
Series 06-GG8 A4
5.560%, 11/10/39	65,000	66,020
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 05-LPD2 A3
4.697%, 7/15/42	200,000	193,995
JP Morgan Commercial Mortgage Finance Corp.,
Series 00-C10 A2
7.371%, 8/15/32	235,328	247,260
LB-UBS Commercial Mortgage Trust,
Series 05-C3 A5
4.739%, 7/15/30	200,000	192,263
Merrill Lynch Mortgage Trust,
Series 05-MCP1 A4
4.747%, 6/12/43 (l)	130,000	124,928
Morgan Stanley Capital I,
Series 03-T11 A4
5.150%, 6/13/41	200,000	198,572

		1,847,166

Total Asset-Backed and Mortgage-Backed Securities.		2,467,393

Consumer Discretionary (1.7%)
Automobiles (0.1%)
DaimlerChrysler N.A. Holding Corp.
8.500%, 1/18/31^	30,000	35,713

Hotels, Restaurants & Leisure (0.4%)
Yum! Brands, Inc.
7.650%, 5/15/08	150,000	154,200

Household Durables (0.1%)
Pulte Homes, Inc.
5.200%, 2/15/15	65,000	61,929

Media (1.0%)
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	70,000	79,735
Comcast Corp.
5.900%, 3/15/16	60,000	60,171
COX Communications, Inc.
5.450%, 12/15/14	45,000	43,840
News America, Inc.
6.200%, 12/15/34^	35,000	33,783
Time Warner, Inc.
7.700%, 5/1/32	45,000	50,773
Viacom, Inc.
6.250%, 4/30/16^	40,000	39,723
4.625%, 5/15/18	45,000	38,551
Walt Disney Co.
6.375%, 3/1/12^	60,000	62,882

		409,458

Multiline Retail (0.1%)
May Department Stores Co.
6.700%, 7/15/34	30,000	29,591
Target Corp.
6.350%, 11/1/32	25,000	26,838

		56,429

Total Consumer Discretionary		717,729

Consumer Staples (0.8%)
Beverages (0.2%)
Anheuser-Busch Cos., Inc.
5.750%, 4/1/36	30,000	28,770
Coca-Cola Enterprises, Inc.
6.950%, 11/15/26	35,000	39,219

		67,989

Food & Staples Retailing (0.2%)
Kroger Co.
7.500%, 4/1/31^	25,000	28,060
Wal-Mart Stores, Inc.
5.250%, 9/1/35	45,000	41,323

		69,383

Food Products (0.4%)
Archer-Daniels-Midland Co.
5.375%, 9/15/35	35,000	33,069
ConAgra Foods, Inc.
6.750%, 9/15/11	60,000	63,188
Kellogg Co.
7.450%, 4/1/31	25,000	29,850
Kraft Foods, Inc.
5.625%, 11/1/11	60,000	60,638

		186,745

Household Products (0.0%)
Proctor & Gamble Co.
4.950%, 8/15/14	25,000	24,415

Total Consumer Staples		348,532

Energy (1.5%)
Energy Equipment & Services (0.1%)
Weatherford International Ltd.
5.500%, 2/15/16	60,000	58,281

Oil, Gas & Consumable Fuels (1.4%)
Anadarko Petroleum Corp.
3.250%, 5/1/08	125,000	121,141
Conoco, Inc.
6.950%, 4/15/29	40,000	45,435
Devon Financing Corp. ULC
7.875%, 9/30/31	60,000	72,188
Enterprise Products Operating LP
5.600%, 10/15/14	55,000	54,017

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Kinder Morgan Energy Partners LP
7.125%, 3/15/12	$60,000	$63,694
Marathon Oil Corp.
6.125%, 3/15/12	100,000	102,983
Norsk Hydro ASA
7.750%, 6/15/23	25,000	29,987
Pemex Project Funding Master Trust
5.750%, 12/15/15	60,000	59,580

		549,025

Total Energy		607,306

Financials (10.3%)
Capital Markets (1.3%)
Goldman Sachs Group, Inc.
5.250%, 10/15/13^	150,000	148,893
6.345%, 2/15/34	25,000	25,306
Lehman Brothers Holdings, Inc.
4.500%, 7/26/10^	100,000	97,470
Merrill Lynch & Co., Inc.
6.875%, 11/15/18	30,000	33,325
Morgan Stanley
4.250%, 5/15/10	125,000	120,800
4.750%, 4/1/14	70,000	66,929
7.250%, 4/1/32^	25,000	29,362

		522,085

Commercial Banks (3.0%)
BAC Capital Trust XI
6.625%, 5/23/36	45,000	48,563
Bank One Corp.
6.000%, 8/1/08	220,000	222,720
BB&T Corp.
5.200%, 12/23/15	110,000	108,078
HSBC Holdings plc
5.250%, 12/12/12^	40,000	39,853
Korea Development Bank
5.750%, 9/10/13	70,000	71,652
Kreditanstalt fuer Wiederaufbau
4.125%, 10/15/14	65,000	61,593
Landesbank Baden-Wuerttemberg/New York
5.050%, 12/30/15	100,000	99,003
Landwirtschaftliche Rentenbank
4.125%, 7/15/08	270,000	265,766
Royal Bank of Scotland Group plc
7.648%, 8/29/49 (l)	40,000	46,963
Wachovia Corp.
5.250%, 8/1/14^	145,000	143,234
Wells Fargo & Co.
5.125%, 9/15/16^	55,000	53,744
Zions Bancorp
5.500%, 11/16/15	50,000	49,191

		1,210,360

Consumer Finance (1.1%)
HSBC Finance Corp.
5.875%, 2/1/09	250,000	253,586
SLM Corp.
4.500%, 7/26/10	80,000	77,869
Toyota Motor Credit Corp.
4.250%, 3/15/10^	125,000	121,932

		453,387

Diversified Financial Services (3.0%)
American General Finance Corp.
4.625%, 9/1/10	90,000	87,829
Bank of America Corp.
4.375%, 12/1/10 (l)	175,000	170,094
CIT Group, Inc.
5.000%, 2/1/15	75,000	72,112
Citigroup, Inc.
6.000%, 2/21/12	135,000	139,196
5.000%, 9/15/14	65,000	63,466
5.850%, 12/11/34	60,000	60,910
Credit Suisse First Boston USA, Inc.
5.125%, 8/15/15	80,000	78,745
General Electric Capital Corp.
4.625%, 9/15/09	150,000	148,083
6.000%, 6/15/12	70,000	72,462
6.750%, 3/15/32	30,000	34,358
John Deere Capital Corp.
5.400%, 4/7/10	100,000	100,179
JPMorgan Chase & Co.
6.750%, 2/1/11	100,000	105,131
6.625%, 3/15/12	55,000	58,013
National Rural Utilities Cooperative Finance Corp.
8.000%, 3/1/32	40,000	51,218

		1,241,796

Insurance (1.2%)
Allstate Corp.
5.950%, 4/1/36	35,000	35,594
American International Group, Inc.
2.875%, 5/15/08	250,000	241,881
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15	30,000	29,068
Marsh & McLennan Cos., Inc.
5.875%, 8/1/33	35,000	31,878
Metlife, Inc.
5.700%, 6/15/35	40,000	39,089
Prudential Financial, Inc.
5.100%, 9/20/14	55,000	53,723
St. Paul Travelers Cos., Inc.
5.500%, 12/1/15	40,000	39,846

		471,079

Real Estate Investment Trusts (REITs) (0.5%)
iStar Financial, Inc. (REIT)
5.650%, 9/15/11	100,000	99,781
Prologis (REIT)
5.625%, 11/15/16	55,000	54,589
Simon Property Group LP (REIT)
5.750%, 12/1/15	65,000	65,946

		220,316

Real Estate Management & Development (0.1%)
EOP Operating LP
4.750%, 3/15/14	30,000	29,719

Thrifts & Mortgage Finance (0.1%)
Residential Capital LLC
6.500%, 4/17/13^	45,000	45,605

Total Financials		4,194,347

Government Securities (71.2%)
Foreign Governments (1.5%)
Province of Ontario
5.125%, 7/17/12	100,000	100,414
5.450%, 4/27/16	70,000	71,855
Province of Quebec
5.125%, 11/14/16	20,000	19,872
7.500%, 9/15/29	35,000	44,410
Republic of Italy
5.625%, 6/15/12	50,000	51,285
6.875%, 9/27/23	25,000	28,860
5.375%, 6/15/33	25,000	24,652
Republic of Korea
4.875%, 9/22/14^	45,000	43,638
Republic of South Africa
9.125%, 5/19/09	105,000	113,400

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
United Mexican States
8.375%, 1/14/11	$65,000	$72,312
7.500%, 4/8/33^	50,000	59,000

		629,698

Supranational (0.5%)
European Investment Bank
4.875%, 2/16/16	75,000	73,842
Inter-American Development Bank
7.375%, 1/15/10	105,000	112,102
International Bank for Reconstruction & Development
4.750%, 2/15/35	40,000	37,410

		223,354

U.S. Government Agencies (45.5%)
Federal Farm Credit Bank
4.875%, 2/18/11	105,000	104,621
Federal Home Loan Bank
5.000%, 9/18/09	195,000	195,323
4.375%, 9/17/10	115,000	112,930
4.625%, 2/18/11^	160,000	158,332
5.375%, 8/19/11	35,000	35,599
5.750%, 5/15/12	100,000	103,773
5.250%, 6/18/14^	100,000	101,634
5.375%, 5/18/16	90,000	92,445
Federal Home Loan Mortgage Corp.
3.625%, 9/15/08	435,000	424,953
7.000%, 3/15/10	250,000	265,078
6.875%, 9/15/10^	75,000	79,890
5.750%, 1/15/12	155,000	160,321
4.500%, 1/15/14	170,000	165,203
5.250%, 4/18/16	130,000	132,652
4.000%, 12/1/20	220,372	207,225
5.500%, 3/1/21	171,237	171,105
5.000%, 7/1/21	461,648	453,502
4.500%, 8/1/21	531,643	512,463
6.000%, 9/1/21	97,844	99,161
5.000%, 8/1/26	145,856	141,768
5.500%, 8/1/26	123,878	123,155
6.250%, 7/15/32^	45,000	51,788
5.000%, 3/1/36	1,094,514	1,055,978
4.500%, 5/1/36	149,406	139,944
5.000%, 8/1/36	99,633	96,125
6.500%, 8/1/36	401,439	408,882
5.500%, 9/1/36	1,393,423	1,377,892
6.000%, 9/1/36	764,977	770,635
Federal National Mortgage Association
3.500%, 1/28/08	600,000	589,434
6.000%, 5/15/08^	500,000	505,683
7.250%, 1/15/10	300,000	319,168
6.000%, 5/15/11	185,000	192,628
5.125%, 1/2/14	90,000	89,764
5.000%, 4/15/15	70,000	70,136
5.000%, 3/15/16^	130,000	130,311
4.500%, 8/1/20	482,670	465,679
4.000%, 9/1/20	145,599	137,086
5.500%, 1/1/21	222,307	222,268
5.000%, 6/1/21	543,440	534,257
6.000%, 10/1/21	148,470	150,561
5.500%, 4/1/26	121,959	121,171
5.000%, 5/1/26	146,488	142,474
6.625%, 11/15/30^	90,000	107,397
4.500%, 10/1/35	172,003	161,232
5.000%, 11/1/35	122,930	118,719
6.500%, 1/1/36	548,776	559,123
5.000%, 6/1/36	1,579,900	1,525,262
5.500%, 7/1/36	2,042,869	2,018,823
7.000%, 7/1/36	96,939	99,504
6.000%, 9/1/36	99,713	100,388
6.000%, 10/1/36	1,001,659	1,008,441
Government National Mortgage Association
5.000%, 8/15/21	74,413	73,472
4.500%, 8/15/33	59,340	56,154
5.500%, 4/15/35	524,167	521,773
6.000%, 5/15/36	324,000	328,517
5.000%, 6/15/36	298,884	290,629
6.500%, 8/15/36	209,964	215,425

		18,597,856

U.S. Treasuries (23.7%)
U.S. Treasury Bonds
8.125%, 8/15/19^	195,000	254,765
8.750%, 8/15/20^	175,000	241,938
8.000%, 11/15/21^	220,000	291,637
7.125%, 2/15/23^	190,000	236,521
6.250%, 8/15/23	200,000	230,203
6.000%, 2/15/26^	45,000	51,036
6.125%, 11/15/27^	160,000	185,638
6.250%, 5/15/30	160,000	190,600
5.375%, 2/15/31^	140,000	149,964
4.500%, 2/15/36^	150,000	142,641
U.S. Treasury Notes
3.000%, 11/15/07^	315,000	309,598
4.875%, 4/30/08^	100,000	99,906
2.625%, 5/15/08	680,000	659,706
5.000%, 7/31/08^	595,000	595,977
4.750%, 11/15/08	455,000	454,413
4.500%, 2/15/09^	410,000	407,518
4.875%, 5/15/09^	490,000	491,072
6.000%, 8/15/09^	435,000	448,135
6.500%, 2/15/10	240,000	252,122
5.750%, 8/15/10^	280,000	289,658
5.000%, 2/15/11^	255,000	258,187
4.875%, 4/30/11^	50,000	50,324
4.875%, 5/31/11^	385,000	387,647
5.000%, 8/15/11^	295,000	299,125
4.625%, 8/31/11^	195,000	194,383
4.875%, 2/15/12^	150,000	151,371
4.375%, 8/15/12	150,000	147,844
4.250%, 8/15/13^	235,000	229,107
4.250%, 11/15/13^	245,000	238,531
4.000%, 2/15/14^	225,000	215,376
4.750%, 5/15/14^	220,000	220,567
4.250%, 11/15/14^	200,000	194,016
4.000%, 2/15/15^	220,000	209,576
4.500%, 11/15/15^	305,000	300,306
4.500%, 2/15/16^	195,000	191,892
5.125%, 5/15/16^	285,000	293,561
4.875%, 8/15/16^	105,000	106,255

		9,671,116

Total Government Securities		29,122,024

Health Care (0.6%)
Health Care Providers & Services (0.2%)
Cardinal Health, Inc.
5.850%, 12/15/17	45,000	44,747
UnitedHealth Group, Inc.
5.800%, 3/15/36	25,000	24,583

		69,330

Pharmaceuticals (0.4%)
Abbott Laboratories
5.875%, 5/15/16	55,000	56,652
Schering-Plough Corp.
6.750%, 12/1/33	30,000	32,539

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Wyeth
5.500%, 2/1/14	$70,000	$70,359

		159,550

Total Health Care		228,880

Industrials (1.9%)
Aerospace & Defense (0.8%)
Boeing Co.
5.125%, 2/15/13	75,000	74,346
Lockheed Martin Corp.
8.500%, 12/1/29	25,000	33,414
Raytheon Co.
6.150%, 11/1/08	100,000	101,280
United Technologies Corp.
7.125%, 11/15/10	100,000	106,479

		315,519

Air Freight & Logistics (0.3%)
FedEx Corp.
3.500%, 4/1/09	125,000	120,055

Building Products (0.1%)
Masco Corp.
6.500%, 8/15/32	35,000	33,314

Industrial Conglomerates (0.0%)
Tyco International Group S.A.
6.875%, 1/15/29	25,000	28,419

Machinery (0.4%)
Illinois Tool Works, Inc.
5.750%, 3/1/09	150,000	151,674

Road & Rail (0.3%)
Canadian National Railway Co.
6.200%, 6/1/36	25,000	26,493
CSX Corp.
6.300%, 3/15/12	100,000	103,629

		130,122

Total Industrials		779,103

Information Technology (0.5%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
5.500%, 2/22/16	100,000	100,064

Computers & Peripherals (0.1%)
International Business Machines Corp.
5.875%, 11/29/32	25,000	25,518

IT Services (0.2%)
Electronic Data Systems Corp.
6.500%, 8/1/13^	75,000	75,505

Total Information Technology		201,087

Materials (0.6%)
Chemicals (0.3%)
Dow Chemical Co.
7.375%, 11/1/29	25,000	28,897
Lubrizol Corp.
4.625%, 10/1/09	100,000	98,094

		126,991

Metals & Mining (0.2%)
Alcan, Inc.
6.125%, 12/15/33	40,000	39,556
BHP Finance USA Ltd.
4.800%, 4/15/13	40,000	38,718

		78,274

Paper & Forest Products (0.1%)
Weyerhaeuser Co.
7.375%, 3/15/32^	40,000	41,753

Total Materials		247,018

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.7%)
AT&T Corp.
8.000%, 11/15/31	40,000	49,627
AT&T, Inc.
4.125%, 9/15/09^	100,000	97,125
BellSouth Corp.
6.000%, 11/15/34	45,000	43,205
British Telecommunications plc
9.125%, 12/15/30	25,000	34,197
Deutsche Telekom International Finance B.V.
3.875%, 7/22/08	100,000	97,873
Embarq Corp.
7.082%, 6/1/16	50,000	50,901
France Telecom S.A.
8.500%, 3/1/31	25,000	32,818
Sprint Capital Corp.
8.750%, 3/15/32	30,000	36,108
Telecom Italia Capital S.A.
5.250%, 11/15/13	75,000	71,512
Telefonica Europe B.V.
7.750%, 9/15/10	75,000	80,553
Verizon Communications, Inc.
7.375%, 9/1/12	55,000	60,133
5.850%, 9/15/35	25,000	23,944

		677,996

Wireless Telecommunication Services (0.4%)
America Movil S.A. de C.V.
5.750%, 1/15/15	30,000	29,681
New Cingular Wireless Services, Inc.
8.750%, 3/1/31^	35,000	45,485
Vodafone Group plc
7.750%, 2/15/10	85,000	90,583

		165,749

Total Telecommunication Services		843,745

Utilities (2.0%)
Electric Utilities (1.8%)
Alabama Power Co.
5.500%, 10/15/17	35,000	34,974
Consolidated Edison Co. of New York, Inc., Series B
7.500%, 9/1/10	50,000	53,566
Duke Energy Indiana, Inc.
5.000%, 9/15/13	50,000	48,318
Exelon Corp.
4.900%, 6/15/15	35,000	33,013
FirstEnergy Corp.
7.375%, 11/15/31	50,000	56,942
Florida Power Corp.
4.800%, 3/1/13	55,000	53,293
Hydro-Quebec
6.300%, 5/11/11	100,000	104,526
Oncor Electric Delivery Co.
7.000%, 9/1/22	40,000	43,026
Pacific Gas & Electric Co.
3.600%, 3/1/09	150,000	144,889
Public Service Co. of New Mexico
4.400%, 9/15/08	100,000	98,168
Virginia Electric & Power Co.
6.000%, 1/15/36	55,000	54,736

		725,451

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
Gas Utilities (0.1%)
Oneok, Inc.
6.000%, 6/15/35	$25,000	$23,039
Trans-Canada Pipelines Ltd.
5.600%, 3/31/34	25,000	23,616

		46,655

Independent Power Producers & Energy Traders (0.1%)
Tennessee Valley Authority
5.880%, 4/1/36	55,000	60,473

Total Utilities		832,579

Total Long-Term Debt Securities (99.2%) (Cost $40,399,734)		40,589,743

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (20.3%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	8,309,457	8,309,457

Time Deposit (1.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07	480,184	480,184

Total Short-Term Investments (21.5%) (Amortized Cost $8,789,641)		8,789,641

Total Investments (120.7%) (Cost/Amortized Cost $49,189,375)		49,379,384
Other Assets Less Liabilities (-20.7%)		(8,482,379)

Net Assets (100%)		$40,897,005

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO — Collateralized Mortgage Obligation

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$44,264,075
Long-term U.S. Treasury securities	21,716,326

$65,980,401

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$54,556,579
Long-term U.S. Treasury securities	17,595,739

$72,152,318

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$222,968
Aggregate gross unrealized depreciation	(54,183)

Net unrealized appreciation	$168,785

Federal income tax cost of investments	$49,210,599

At December 31, 2006, the Portfolio had loaned securities with a total value of $9,990,092. This was secured by collateral of $8,309,457 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $1,897,796 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $1,033,667 which expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.0%)
Automobiles (0.9%)
General Motors Corp.	125,500	$3,855,360

Hotels, Restaurants & Leisure (2.4%)
Harrah’s Entertainment, Inc.	56,700	4,690,224
McDonald’s Corp.	136,200	6,037,746

		10,727,970

Household Durables (2.0%)
Koninklijke Philips Electronics N.V. (N.Y. Shares)	96,200	3,615,196
Leggett & Platt, Inc.	131,700	3,147,630
Newell Rubbermaid, Inc.	77,800	2,252,310

		9,015,136

Media (0.7%)
Thomson Corp.	80,100	3,319,344

Specialty Retail (2.0%)
Limited Brands, Inc.	151,300	4,378,622
Sherwin-Williams Co.	71,900	4,571,402

		8,950,024

Total Consumer Discretionary		35,867,834

Consumer Staples (13.7%)
Beverages (2.0%)
Anheuser-Busch Cos., Inc.	103,400	5,087,280
Molson Coors Brewing Co., Class B	49,000	3,745,560

		8,832,840

Food Products (5.3%)
Campbell Soup Co.	62,200	2,418,958
ConAgra Foods, Inc.	209,200	5,648,400
H.J. Heinz Co.	147,900	6,656,979
Kellogg Co	87,100	4,360,226
Kraft Foods, Inc., Class A^	91,300	3,259,410
Sara Lee Corp.	77,100	1,313,013

		23,656,986

Household Products (3.7%)
Colgate-Palmolive Co.	80,700	5,264,868
Kimberly-Clark Corp.	59,600	4,049,820
Procter & Gamble Co.	117,300	7,538,871

		16,853,559

Tobacco (2.7%)
Loews Corp.- Carolina Group	75,000	4,854,000
Reynolds American, Inc.^	75,600	4,949,532
UST, Inc.	41,500	2,415,300

		12,218,832

Total Consumer Staples		61,562,217

Energy (10.5%)
Oil, Gas & Consumable Fuels (10.5%)
Chevron Corp.	111,683	8,212,051
ConocoPhillips	63,800	4,590,410
Exxon Mobil Corp.	156,300	11,977,269
Marathon Oil Corp.	46,000	4,255,000
Norsk Hydro ASA (ADR)	147,900	4,536,093
Occidental Petroleum Corp.	80,800	3,945,464
PetroChina Co., Ltd. (ADR)^	38,900	5,476,342
Plains All American Pipeline LP	43,700	2,237,440
TransCanada Corp.^	54,900	1,918,755

Total Energy		47,148,824

Financials (28.8%)
Capital Markets (1.9%)
Morgan Stanley	106,300	8,656,009

Commercial Banks (5.1%)
Banco Santander Central Hispano S.A. (ADR)^	191,600	3,575,256
HSBC Holdings plc (ADR)^	66,400	6,085,560
PNC Financial Services Group, Inc.	57,300	4,242,492
Regions Financial Corp.	127,600	4,772,240
SunTrust Banks, Inc.	26,800	2,263,260
Wells Fargo & Co.	62,800	2,233,168

		23,171,976

Diversified Financial Services (6.4%)
Bank of America Corp.	114,000	6,086,460
Citigroup, Inc.	187,350	10,435,395
ING Groep N.V. (ADR)	81,200	3,586,604
JPMorgan Chase & Co.	176,300	8,515,290

		28,623,749

Insurance (9.6%)
Aegon N.V. (N.Y. Shares)	324,147	6,142,586
Allstate Corp.	76,800	5,000,448
Chubb Corp.	64,700	3,423,277
Commerce Group, Inc	71,100	2,115,225
Lincoln National Corp.	124,500	8,266,800
Manulife Financial Corp.	158,900	5,369,231
Nationwide Financial Services, Inc.^	139,920	7,583,664
PartnerReinsurance Ltd.	31,700	2,251,651
Sun Life Financial, Inc.	67,000	2,837,450

		42,990,332

Real Estate Investment Trusts (REITs) (5.5%)
CBL & Associates Properties, Inc. (REIT)^	87,700	3,801,795
First Industrial Realty Trust, Inc. (REIT)^	89,900	4,215,411
General Growth Properties, Inc. (REIT)	44,200	2,308,566
Highwoods Properties, Inc. (REIT)	47,300	1,927,948
Host Hotels & Resorts, Inc. (REIT)^	242,900	5,963,195
Simon Property Group, Inc. (REIT)^	62,700	6,350,883

		24,567,798

Thrifts & Mortgage Finance (0.3%)
IndyMac Bancorp, Inc.^	28,500	1,287,060

Total Financials		129,296,924

Health Care (6.9%)
Pharmaceuticals (6.9%)
Biovail Corp.	106,800	2,259,888
Eli Lilly & Co.	91,600	4,772,360
GlaxoSmithKline plc (ADR)	25,800	1,361,208
Johnson & Johnson	47,200	3,116,144
Merck & Co., Inc.	194,900	8,497,640
Pfizer, Inc.	296,100	7,668,990
Wyeth	70,600	3,594,952

Total Health Care		31,271,182

Industrials (10.1%)
Aerospace & Defense (2.2%)
Northrop Grumman Corp.	61,000	4,129,700
Raytheon Co.	113,100	5,971,680

		10,101,380

Commercial Services & Supplies (3.0%)
R.R. Donnelley & Sons Co.	130,100	4,623,754
Steelcase, Inc., Class A^	98,600	1,790,576
Waste Management, Inc.	186,700	6,864,959

		13,279,289

Electrical Equipment (1.2%)
Emerson Electric Co.	119,600	5,273,164

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Industrial Conglomerates (2.0%)
General Electric Co.	248,000	$9,228,080

Machinery (1.7%)
SPX Corp.	123,800	7,571,608

Total Industrials		45,453,521

Information Technology (4.2%)
Communications Equipment (0.7%)
Nokia Oyj (ADR)	154,700	3,143,504

Electronic Equipment & Instruments (0.3%)
AU Optronics Corp. (ADR)^	115,137	1,590,042

IT Services (0.6%)
Sabre Holdings Corp., Class A	78,800	2,512,932

Semiconductors & Semiconductor Equipment (2.6%)
Microchip Technology, Inc.	158,100	5,169,870
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	615,994	6,732,814

		11,902,684

Total Information Technology		19,149,162

Materials (5.8%)
Chemicals (3.2%)
BASF AG (ADR)^	38,900	3,781,469
E.I. du Pont de Nemours & Co.	76,200	3,711,702
International Flavors & Fragrances, Inc.	71,800	3,529,688
PPG Industries, Inc.	51,000	3,274,710

		14,297,569

Containers & Packaging (1.6%)
Bemis Co.	138,400	4,702,832
Sonoco Products Co.	63,800	2,428,228

		7,131,060

Metals & Mining (0.2%)
Southern Copper Corp.^	16,400	883,796

Paper & Forest Products (0.8%)
Louisiana-Pacific Corp.	167,000	3,595,510

Total Materials		25,907,935

Telecommunication Services (5.5%)
Diversified Telecommunication Services (4.7%)
AT&T, Inc.	195,600	6,992,700
BellSouth Corp.	146,300	6,892,193
Verizon Communications, Inc.	198,550	7,394,002

		21,278,895

Wireless Telecommunication Services (0.8%)
Sprint Nextel Corp.	189,900	3,587,211

Total Telecommunication Services		24,866,106

Utilities (4.0%)
Electric Utilities (2.8%)
Duke Energy Corp.	157,600	5,233,896
FirstEnergy Corp.	117,800	7,103,340

		12,337,236

Multi-Utilities (1.2%)
MDU Resources Group, Inc.	170,050	4,360,082
TECO Energy, Inc.	65,200	1,123,396

		5,483,478

Total Utilities		17,820,714

Total Common Stocks (97.5%) (Cost $387,802,862)		438,344,419

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.3%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	$28,322,629	28,322,629

Time Deposit (2.7%)
JPMorgan Chase Nassau
4.75%, 1/2/07	11,864,232	11,864,232

Total Short-Term Investments (9.0%) (Amortized Cost $40,186,861)		40,186,861

Total Investments (106.5%) (Cost/Amortized Cost $427,989,723)		478,531,280
Other Assets Less Liabilities (-6.5%)		(29,056,692)

Net Assets (100%)		$449,474,588

^	All, or a portion of security out on loan (See Note 1).

Glossary:

ADR — American Depositary Receipt

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$359,996,663
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$326,459,084

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$53,168,387
Aggregate gross unrealized depreciation	(2,506,838)

Net unrealized appreciation	$50,661,549

Federal income tax cost of investments	$427,869,731

At December 31, 2006, the Portfolio had loaned securities with a total value of $27,861,416. This was secured by collateral of $28,322,629 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.3%)
Automobiles (1.4%)
Harley-Davidson, Inc.^	17,500	$1,233,225

Household Durables (1.3%)
Garmin Ltd.^	19,600	1,090,936

Media (1.5%)
Omnicom Group, Inc.	12,100	1,264,934

Multiline Retail (5.6%)
Kohl’s Corp.*	23,100	1,580,733
Nordstrom, Inc.^	31,900	1,573,946
Target Corp.	29,500	1,682,975

		4,837,654

Specialty Retail (2.5%)
CarMax, Inc.*^	1,900	101,897
Office Depot, Inc.*	22,300	851,191
Staples, Inc.	47,000	1,254,900

		2,207,988

Total Consumer Discretionary		10,634,737

Consumer Staples (1.9%)
Food & Staples Retailing (1.9%)
Walgreen Co.	36,000	1,652,040

Total Consumer Staples		1,652,040

Energy (5.9%)
Energy Equipment & Services (2.9%)
Grant Prideco, Inc.*	20,100	799,377
Tenaris S.A. (ADR)	33,000	1,646,370

		2,445,747

Oil, Gas & Consumable Fuels (3.0%)
Chesapeake Energy Corp.^	20,000	581,000
EOG Resources, Inc.	9,700	605,765
XTO Energy, Inc.	30,183	1,420,110

		2,606,875

Total Energy		5,052,622

Financials (23.7%)
Capital Markets (8.0%)
Charles Schwab Corp.	63,200	1,222,288
E*Trade Financial Corp.*	32,300	724,166
Franklin Resources, Inc.	14,800	1,630,516
Goldman Sachs Group, Inc.	4,300	857,205
SEI Investments Co.	14,900	887,444
State Street Corp.	23,600	1,591,584

		6,913,203

Commercial Banks (2.1%)
Synovus Financial Corp.	28,100	866,323
U.S. Bancorp.	27,000	977,130

		1,843,453

Diversified Financial Services (5.1%)
Chicago Mercantile Exchange Holdings, Inc., Class A	3,100	1,580,225
JPMorgan Chase & Co.	35,600	1,719,480
Moody’s Corp.	15,200	1,049,712

		4,349,417

Insurance (6.3%)
Chubb Corp.	16,000	846,560
Hartford Financial Services Group, Inc.	15,300	1,427,643
Prudential Financial, Inc.	8,500	729,810
St. Paul Travelers Cos., Inc.	30,300	1,626,807
W.R. Berkley Corp.	22,050	760,945

		5,391,765

Real Estate Management & Development (1.0%)
CB Richard Ellis Group, Inc., Class A*	26,500	879,800

Thrifts & Mortgage Finance (1.2%)
Washington Mutual, Inc.	22,100	1,005,329

Total Financials		20,382,967

Health Care (18.2%)
Biotechnology (4.5%)
Amgen, Inc.*	21,100	1,441,341
Biogen Idec, Inc.*	15,500	762,445
Gilead Sciences, Inc.*	26,000	1,688,180

		3,891,966

Health Care Equipment & Supplies (2.3%)
Medtronic, Inc.	4,950	264,875
Stryker Corp.^	31,000	1,708,410

		1,973,285

Health Care Providers & Services (2.9%)
CIGNA Corp.	11,400	1,499,898
Express Scripts, Inc.*	13,500	966,600

		2,466,498

Pharmaceuticals (8.5%)
Bristol-Myers Squibb Co.	76,600	2,016,112
Forest Laboratories, Inc.*	35,400	1,791,240
Johnson & Johnson	22,600	1,492,052
Pfizer, Inc.	55,750	1,443,925
Teva Pharmaceutical Industries Ltd. (ADR)	19,900	618,492

		7,361,821

Total Health Care		15,693,570

Industrials (5.7%)
Air Freight & Logistics (3.0%)
CH Robinson Worldwide, Inc.^	13,000	531,570
Expeditors International of Washington, Inc.	15,000	607,500
FedEx Corp.	13,600	1,477,232

		2,616,302

Machinery (1.8%)
Danaher Corp.	9,900	717,156
Dover Corp.	16,700	818,634

		1,535,790

Road & Rail (0.9%)
Canadian National Railway Co.	17,600	757,328

Total Industrials		4,909,420

Information Technology (27.5%)
Communications Equipment (6.4%)
Cisco Systems, Inc.*	64,185	1,754,176
Motorola, Inc.	31,400	645,584
Nokia Oyj (ADR)	47,900	973,328
QUALCOMM, Inc.	35,000	1,322,650
Research In Motion Ltd.*	6,700	856,126

		5,551,864

Computers & Peripherals (7.2%)
Apple Computer, Inc.*	18,900	1,603,476
Dell, Inc.*	46,900	1,176,721
Hewlett-Packard Co.	46,900	1,931,811
NCR Corp.*	21,700	927,892
SanDisk Corp.*^	12,200	524,966

		6,164,866

Electronic Equipment & Instruments (1.5%)
Amphenol Corp., Class A	8,200	509,056
Molex, Inc.	23,600	746,468

		1,255,524

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Internet Software & Services (1.0%)
Akamai Technologies, Inc.*^	16,900	$897,728

IT Services (4.5%)
Cognizant Technology Solutions Corp., Class A*	11,200	864,192
Infosys Technologies Ltd. (ADR)^	32,600	1,778,656
Paychex, Inc.	30,800	1,217,832

		3,860,680

Office Electronics (1.0%)
Xerox Corp.*	50,800	861,060

Semiconductors & Semiconductor Equipment (2.2%)
Lam Research Corp.*	16,600	840,292
MEMC Electronic Materials, Inc.*	23,100	904,134
NVIDIA Corp.*	4,800	177,648
Verigy Ltd.*	1	18

		1,922,092

Software (3.7%)
Amdocs Ltd.*	20,000	775,000
BMC Software, Inc.*	51,900	1,671,180
Electronic Arts, Inc.*	14,000	705,040

		3,151,220

Total Information Technology		23,665,034

Telecommunication Services (3.7%)
Diversified Telecommunication Services (3.7%)
AT&T, Inc.	40,000	1,430,000
BellSouth Corp.	36,800	1,733,648

Total Telecommunication Services		3,163,648

Total Common Stocks (98.9%) (Cost $74,408,092)		85,154,038

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.9%)
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	$298,621	$298,621
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	4,820,718	4,820,718

Total Short-Term Investments of Cash Collateral for Securities Loaned		5,119,339

Time Deposit (1.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07	1,038,956	1,038,956

Total Short-Term Investments (7.1%) (Amortized Cost $6,158,295)		6,158,295

Total Investments (106.0%) (Cost/Amortized Cost $80,566,387)		91,312,333
Other Assets Less Liabilities (-6.0%)		(5,206,962)

Net Assets (100%)		$86,105,371

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$54,783,244
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$46,053,896

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,605,344
Aggregate gross unrealized depreciation	(1,902,985)

Net unrealized appreciation	$10,702,359

Federal income tax cost of investments	$80,609,974

At December 31, 2006, the Portfolio had loaned securities with a total value of $5,015,336. This was secured by collateral of $5,119,339 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.9%)
Hotels, Restaurants & Leisure (3.1%)
Cheesecake Factory, Inc.*^	19,200	$472,320
Las Vegas Sands Corp.*	135,900	12,160,332

		12,632,652

Household Durables (0.4%)
Jarden Corp.*^	44,900	1,562,071

Internet & Catalog Retail (0.5%)
IAC/InterActiveCorp*^	58,700	2,181,292

Media (4.9%)
Cablevision Systems Corp. - New York Group, Class A	119,200	3,394,816
Getty Images, Inc.*^	90,600	3,879,492
Omnicom Group, Inc.	20,200	2,111,708
Time Warner, Inc.	206,900	4,506,282
Viacom, Inc., Class B*	40,950	1,680,178
Walt Disney Co.	92,200	3,159,694
XM Satellite Radio Holdings, Inc., Class A*^	54,500	787,525

		19,519,695

Multiline Retail (2.9%)
Dollar Tree Stores, Inc.*	56,100	1,688,610
Target Corp.	175,200	9,995,160

		11,683,770

Specialty Retail (4.1%)
Best Buy Co., Inc.	18,500	910,015
Home Depot, Inc.	35,300	1,417,648
Lowe’s Cos., Inc.	343,100	10,687,565
Urban Outfitters, Inc.*^	97,200	2,238,516
Williams-Sonoma, Inc.^	40,300	1,267,032

		16,520,776

Total Consumer Discretionary		64,100,256

Consumer Staples (5.6%)
Beverages (3.2%)
Coca-Cola Co.	27,900	1,346,175
PepsiCo, Inc.	183,700	11,490,435

		12,836,610

Food & Staples Retailing (1.5%)
Sysco Corp.	168,100	6,179,356

Personal Products (0.9%)
Avon Products, Inc.	103,200	3,409,728

Total Consumer Staples		22,425,694

Energy (4.4%)
Energy Equipment & Services (3.8%)
Baker Hughes, Inc.	39,700	2,964,002
Schlumberger Ltd.	133,200	8,412,912
Weatherford International Ltd.*	94,000	3,928,260

		15,305,174

Oil, Gas & Consumable Fuels (0.6%)
EOG Resources, Inc.	40,600	2,535,470

Total Energy		17,840,644

Financials (6.7%)
Commercial Banks (1.1%)
Compass Bancshares, Inc.	7,900	471,235
Wachovia Corp.	71,800	4,089,010

		4,560,245

Consumer Finance (2.9%)
AmeriCredit Corp.*^	26,100	656,937
Capital One Financial Corp.	23,200	1,782,224
SLM Corp.	192,500	9,388,225

		11,827,386

Diversified Financial Services (0.3%)
JPMorgan Chase & Co.	21,400	1,033,620

Insurance (2.0%)
Aflac, Inc.	51,700	2,378,200
American International Group, Inc.	80,700	5,782,962

		8,161,162

Thrifts & Mortgage Finance (0.4%)
Washington Mutual, Inc.	34,100	1,551,209

Total Financials		27,133,622

Health Care (19.4%)
Biotechnology (3.5%)
Amylin Pharmaceuticals, Inc.*^	33,500	1,208,345
Genentech, Inc.*	15,200	1,233,176
ImClone Systems, Inc.*^	241,300	6,457,188
Millennium Pharmaceuticals, Inc.*	416,800	4,543,120
PDL BioPharma, Inc.*^	31,100	626,354

		14,068,183

Health Care Equipment & Supplies (3.2%)
Baxter International, Inc.	104,500	4,847,755
Medtronic, Inc.	147,500	7,892,725

		12,740,480

Health Care Providers & Services (1.9%)
DaVita, Inc.*	41,500	2,360,520
Lincare Holdings, Inc.*	72,700	2,896,368
UnitedHealth Group, Inc.	27,600	1,482,948
WellPoint, Inc.*	12,600	991,494

		7,731,330

Health Care Technology (1.0%)
Cerner Corp.*^	84,400	3,840,200

Pharmaceuticals (9.8%)
Allergan, Inc.	41,000	4,909,340
AstraZeneca plc (Sponsored ADR)	142,400	7,625,520
Endo Pharmaceuticals Holdings, Inc.*	129,700	3,577,126
Forest Laboratories, Inc.*	184,000	9,310,400
Sepracor, Inc.*^	127,900	7,876,082
Teva Pharmaceutical Industries Ltd. (ADR)	199,784	6,209,287

		39,507,755

Total Health Care		77,887,948

Industrials (11.2%)
Aerospace & Defense (0.7%)
United Technologies Corp.	43,800	2,738,376

Air Freight & Logistics (1.7%)
FedEx Corp.	7,200	782,064
United Parcel Service, Inc., Class B	80,600	6,043,388

		6,825,452

Building Products (0.8%)
American Standard Cos., Inc.	68,800	3,154,480

Construction & Engineering (1.3%)
Fluor Corp.	61,900	5,054,135

Industrial Conglomerates (2.5%)
General Electric Co	273,800	10,188,098

Machinery (4.2%)
Danaher Corp.^	105,000	7,606,200
Illinois Tool Works, Inc.	206,000	9,515,140

		17,121,340

Total Industrials		45,081,881

Information Technology (32.5%)
Communications Equipment (5.8%)
Cisco Systems, Inc.*	593,300	16,214,889

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Corning, Inc.*	152,900	$2,860,759
Juniper Networks, Inc.*	77,800	1,473,532
Motorola, Inc.	76,500	1,572,840
QUALCOMM, Inc.	29,500	1,114,805

		23,236,825

Computers & Peripherals (2.0%)
Dell, Inc.*	81,800	2,052,362
SanDisk Corp.*	91,900	3,954,457
Sun Microsystems, Inc.*	334,200	1,811,364

		7,818,183

Electronic Equipment & Instruments (2.1%)
Agilent Technologies, Inc.*	21,023	732,652
Flextronics International Ltd.*	417,400	4,791,752
Jabil Circuit, Inc.	123,300	3,027,015

		8,551,419

Internet Software & Services (9.4%)
eBay, Inc.*	273,500	8,224,145
Google, Inc., Class A*	46,200	21,274,176
Yahoo!, Inc.*	327,600	8,366,904

		37,865,225

IT Services (1.4%)
Affiliated Computer Services, Inc., Class A*^	64,800	3,164,832
Paychex, Inc.	59,900	2,368,446

		5,533,278

Semiconductors & Semiconductor Equipment (5.7%)
Altera Corp.*	375,100	7,381,968
Intel Corp.	61,400	1,243,350
International Rectifier Corp.*	61,400	2,365,742
KLA-Tencor Corp.	132,300	6,581,925
Linear Technology Corp.	73,200	2,219,424
Maxim Integrated Products, Inc.	23,000	704,260
Xilinx, Inc.	108,800	2,590,528

		23,087,197

Software (6.1%)
Microsoft Corp.	408,800	12,206,768
NAVTEQ Corp.*^	234,600	8,203,962
SAP AG (Sponsored ADR)^	80,400	4,269,240

		24,679,970

Total Information Technology		130,772,097

Telecommunication Services (0.8%)
Wireless Telecommunication Services (0.8%)
American Tower Corp., Class A*	27,200	1,014,016
Sprint Nextel Corp.	113,000	2,134,570

		3,148,586

Total Telecommunication Services		3,148,586

Utilities (0.4%)
Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	74,900	1,650,796
Dynegy, Inc., Class A*	2,838	20,547

		1,671,343

Total Utilities		1,671,343

Total Common Stocks (96.9%) (Cost $348,236,651)		390,062,071

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (8.5%)
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	$1,000,000	$1,000,000
Dexia Credit Local de France
5.34%, 4/13/07	3,000,000	3,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
5.33%, 2/6/07	1,000,000	1,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	27,023,556	27,023,556
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	1,999,712	1,999,712

Total Short-Term Investments of Cash Collateral for Securities Loaned		34,023,268

Time Deposit (3.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	12,064,269	12,064,269

Total Short-Term Investments (11.5%) (Amortized Cost $46,087,537)		46,087,537

Total Investments (108.4%) (Cost/Amortized Cost $394,324,188)		436,149,608
Other Assets Less Liabilities (-8.4%)		(33,790,951)

Net Assets (100%)		$402,358,657

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$188,217,612
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$111,376,786

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,703,016
Aggregate gross unrealized depreciation	(11,318,983)

Net unrealized appreciation	$40,384,033

Federal income tax cost of investments	$395,765,575

At December 31, 2006, the Portfolio had loaned securities with a total value of $33,216,285. This was secured by collateral of $34,023,268 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $98,708,821 of which $45,560,373 expires in the year 2009, $36,146,108 expires in the year 2010 and $17,002,340 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $6,711,461 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (3.0%)
Amcor Ltd.	348,000	$1,988,629
Brambles Ltd.^*	606,920	6,129,347
Foster’s Group Ltd.	513,000	2,798,078
Insurance Australia Group Ltd.^	1,316,151	6,587,428
Macquarie Bank Ltd.^	88,085	5,479,999
Promina Group Ltd.^	77,054	420,279
QBE Insurance Group Ltd.^	177,558	4,037,593
Rinker Group Ltd.^	629,161	8,951,080
Telstra Corp. Ltd.	944,843	3,083,162
Woolworths Ltd.^	365,116	6,878,048

		46,353,643

Austria (0.2%)
Raiffeisen International Bank Holding AG	25,100	3,823,163

Belgium (0.8%)
Fortis	168,900	7,196,083
UCB S.A.	74,800	5,124,089

		12,320,172

Canada (5.8%)
Abitibi-Consolidated, Inc.^	243,500	625,647
Alcan, Inc.^	340,100	16,594,378
Barrick Gold Corp.	374,000	11,481,800
Cameco Corp.	314,800	12,768,377
Canadian Imperial Bank of Commerce^	38,300	3,235,275
Canadian Natural Resources Ltd.	241,000	12,871,144
EnCana Corp.	48,000	2,213,354
Manulife Financial Corp.^	52,200	1,765,120
Methanex Corp.^	88,300	2,420,529
Potash Corp. of Saskatchewan, Inc.	99,300	14,250,322
Suncor Energy, Inc.^	84,000	6,625,728
Talisman Energy, Inc.	150,500	2,560,712
Toronto-Dominion Bank Ltd.^	36,300	2,174,818

		89,587,204

China (0.1%)
Industrial & Commercial Bank of China Ltd., Class H*	2,767,000	1,718,424

Denmark (0.4%)
Novo-Nordisk A/S, Class B	74,700	6,217,182

Finland (1.1%)
Neste Oil Oyj	56,900	1,727,968
Nokia Oyj	76,400	1,559,530
Nokia Oyj (ADR)	36,200	735,584
Stora Enso Oyj	167,600	2,652,069
UPM-Kymmene Oyj	394,400	9,943,845

		16,618,996

France (10.7%)
Accor S.A.^	65,500	5,070,011
Air Liquide^	21,137	5,014,228
BNP Paribas	123,060	13,411,869
Bouygues^(b)	367,591	23,572,122
Carrefour S.A.^	24,800	1,502,354
Cie Generale d’Optique Essilor International S.A.	26,100	2,803,247
Compagnie Generale des Etablissements Michelin, Class B (Registered)^	57,600	5,506,682
Dassault Systemes S.A.^	51,800	2,745,904
Groupe Danone	25,000	3,784,526
L’Oreal S.A.^	63,700	6,375,449
Lafarge S.A.^	54,600	8,114,207
PagesJaunes Groupe S.A.	66,393	1,319,365
Renault S.A.^	59,600	7,151,830
Safran S.A.^	82,300	1,907,868
Sanofi-Aventis^	328,500	30,300,698
Schneider Electric S.A.^	110,200	12,221,011
Societe Generale	36,210	6,140,434
Thales S.A.^	115,300	5,744,084
Total S.A.^	146,100	10,528,583
Veolia Environnement^	112,113	8,633,728
Vivendi S.A.	110,000	4,294,975

		166,143,175

Germany (5.0%)
Allianz SE (Registered)	50,900	10,387,381
Bayer AG	55,000	2,948,897
Bayerische Motoren Werke (BMW) AG	28,600	1,640,910
Commerzbank AG^	92,100	3,503,765
Continental AG	33,200	3,856,946
DaimlerChrysler AG	115,700	7,140,173
Deutsche Bank AG (Registered)	21,500	2,873,088
Deutsche Boerse AG	15,866	2,916,903
Deutsche Post AG (Registered)	122,300	3,683,427
SAP AG^	183,200	9,725,877
SAP AG (Sponsored ADR)^	34,900	1,853,190
Siemens AG (Registered)	161,200	15,972,238
Volkswagen AG^	94,700	10,725,613

		77,228,408

Greece (0.2%)
OPAP S.A	68,410	2,641,315

Hong Kong (2.3%)
Bank of East Asia Ltd.	1,208,600	6,845,457
Esprit Holdings Ltd.	304,200	3,397,058
Hang Lung Properties Ltd.^	1,908,000	4,783,953
Hong Kong & China Gas Co.^	621,000	1,397,345
Li & Fung Ltd.	1,487,700	4,629,186
Sun Hung Kai Properties Ltd.	319,000	3,664,875
Swire Pacific Ltd., Class A^	987,000	10,603,215

		35,321,089

Ireland (0.8%)
CRH plc	198,982	8,286,201
Depfa Bank plc	258,900	4,629,364

		12,915,565

Israel (0.1%)
Teva Pharmaceutical Industries Ltd. (ADR)	48,000	1,491,840

Italy (0.5%)
Banca Intesa S.p.A.^	531,300	4,098,503
ENI S.p.A.	63,550	2,135,229
San Paolo IMI S.p.A.	90,200	2,093,383

		8,327,115

Japan (26.5%)
Advantest Corp.^	113,600	6,502,052
Aeon Co., Ltd.	351,000	7,585,288
Astellas Pharma, Inc.	62,400	2,833,150
Bank of Yokohama Ltd.	76,000	594,453
Canon, Inc.^	152,500	8,574,965
Daimaru, Inc.	24,000	324,888
Daiwa House Industry Co., Ltd.	157,000	2,727,456
Elpida Memory, Inc.*(b)	42,500	2,332,676
Fanuc Ltd.	104,100	10,239,201
Hankyu Hanshin Holdings, Inc.^	389,000	2,219,966
Hirose Electric Co., Ltd.^	15,700	1,780,093
Hoya Corp.	137,700	5,362,158

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Idemitsu Kosan Co. Ltd.*	30,400	$3,056,456
Inpex Holdings, Inc.*	385	3,160,002
Japan Tobacco, Inc.	887	4,280,349
Kao Corp.	151,000	4,067,895
Keyence Corp.	10,300	2,549,175
Millea Holdings, Inc.	158,500	5,586,841
Mitsubishi Corp.	550,100	10,341,354
Mitsubishi Electric Corp.	300,000	2,734,254
Mitsubishi Estate Co., Ltd.	456,000	11,787,000
Mitsubishi Heavy Industries Ltd.	693,000	3,146,431
Mitsubishi UFJ Financial Group, Inc.	727	8,968,906
Mitsui & Co., Ltd.	140,000	2,091,394
Mitsui Fudosan Co., Ltd.	107,000	2,608,661
Mitsui Sumitomo Insurance Co., Ltd.	258,000	2,819,151
Mizuho Financial Group, Inc.	1,772	12,640,678
Murata Manufacturing Co., Ltd.	21,000	1,418,740
NGK Spark Plug Co., Ltd.^	271,000	5,094,541
Nikon Corp.^	123,000	2,694,222
Nintendo Co., Ltd.^	43,500	11,280,685
Nippon Electric Glass Co., Ltd.^	283,000	5,937,644
Nippon Telegraph & Telephone Corp.	623	3,063,891
Nissan Motor Co., Ltd.	1,177,800	14,164,638
Nitto Denko Corp.^	126,400	6,322,387
Nomura Holdings, Inc.	144,000	2,713,105
NTT Urban Development Corp.^	1,349	2,603,919
ORIX Corp.	80,760	23,349,268
Rohm Co., Ltd.^	34,100	3,391,255
Shimamura Co., Ltd.^	28,000	3,212,286
Shin-Etsu Chemical Co., Ltd.	89,200	5,966,380
SMC Corp.	61,000	8,641,517
Softbank Corp.^	1,330,900	25,857,358
Sompo Japan Insurance, Inc.	240,800	2,940,405
Sony Corp.	64,300	2,752,130
Sumitomo Corp.	669,000	9,999,488
Sumitomo Metal Industries Ltd.	760,000	3,297,554
Sumitomo Mitsui Financial Group, Inc.^	3,914	40,074,524
Sumitomo Realty & Development Co., Ltd.	186,000	5,962,989
Suzuki Motor Corp.^	548,800	15,475,372
T&D Holdings, Inc.	34,250	2,262,158
Takeda Pharmaceutical Co., Ltd.	84,000	5,759,557
TDK Corp.	22,500	1,786,329
Tokuyama Corp.	28,000	425,798
Tokyo Electric Power Co., Inc.	152,800	4,937,099
Tokyo Electron Ltd.	122,000	9,603,961
Tokyo Gas Co., Ltd.^	737,000	3,915,245
Tokyu Corp.^	728,000	4,655,583
Toshiba Corp.^	1,741,000	11,323,696
Toyota Motor Corp.	39,600	2,645,428
Trend Micro, Inc.*^	109,500	3,207,209
Ushio, Inc.	83,000	1,703,118
Yahoo! Japan Corp.^	15,634	6,219,224
Yamada Denki Co., Ltd.	88,800	7,527,003
Yamato Holdings Co., Ltd.^	418,500	6,427,384

		409,527,983

Luxembourg (0.2%)
SES Global S.A. (FDR)	135,900	2,365,500

Mexico (1.2%)
America Movil S.A. de C.V. (ADR)	423,000	19,128,060

Netherlands (6.0%)
ABN AMRO Holding N.V.	305,120	9,797,137
Aegon N.V.	166,379	3,168,073
Heineken Holding N.V.	28,593	1,161,288
Heineken N.V.	208,675	9,914,350
ING Groep N.V. (CVA)	570,569	25,272,472
Reed Elsevier N.V.	118,200	2,013,768
Royal Dutch Shell plc (ADR)	16,200	1,146,798
Royal Dutch Shell plc, Class A	484,397	17,067,403
Royal Dutch Shell plc, Class B	213,862	7,492,224
Royal KPN N.V.	679,200	9,645,904
Royal Numico N.V.^	53,676	2,884,279
Unilever N.V. (CVA)	112,100	3,059,888

		92,623,584

Norway (0.3%)
DnB NOR ASA	108,700	1,545,039
Telenor ASA	134,600	2,534,687

		4,079,726

Singapore (1.1%)
DBS Group Holdings Ltd.	152,000	2,238,936
Singapore Telecommunications Ltd. (b)	5,423,468	11,594,196
United Overseas Bank Ltd.	271,000	3,426,579

		17,259,711

South Africa (1.0%)
ABSA Group Ltd.	187,700	3,330,322
Sasol Ltd.	349,700	12,835,353

		16,165,675

South Korea (1.0%)
Kookmin Bank*	40,500	3,261,774
Samsung Electronics Co., Ltd.	10,680	7,039,613
Samsung Electronics Co., Ltd. (GDR) §	10,360	3,408,440
Samsung Electronics Co., Ltd. (Non-Voting)	4,210	2,172,903

		15,882,730

Spain (3.8%)
Altadis S.A.^	93,900	4,909,512
Banco Bilbao Vizcaya Argentaria S.A.	743,400	17,880,388
Banco Santander Central Hispano S.A.	955,500	17,815,977
Iberdrola S.A.^	44,500	1,943,479
Inditex S.A.	52,584	2,829,761
Repsol YPF S.A.^	281,100	9,711,620
Telefonica S.A.	154,608	3,286,446

		58,377,183

Sweden (1.0%)
Assa Abloy AB, Class B	105,000	2,286,278
Atlas Copco AB, Class A	81,400	2,735,935
Scania AB, Class B^	37,700	2,649,963
Telefonaktiebolaget LM Ericsson, Class B	1,180,000	4,767,938
TeliaSonera AB	420,000	3,452,433

		15,892,547

Switzerland (9.0%)
Adecco S.A. (Registered)^	31,379	2,140,003
Compagnie Financiere Richemont AG, Class A	352,142	20,481,758
Credit Suisse Group (Registered)	152,454	10,646,927
Holcim Ltd. (Registered)	145,216	13,287,972
Nestle S.A. (Registered)	48,764	17,297,298
Novartis AG (Registered)	453,949	26,124,287
Petroplus Holdings AG*	27,618	1,674,230

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Roche Holding AG	50,366	$9,015,295
Swiss Reinsurance (Registered)	233,655	19,830,145
Swisscom AG (Registered)	20,088	7,590,391
Synthes, Inc.^	13,040	1,552,152
UBS AG (Registered)	32,402	1,965,567
Xstrata plc	155,266	7,748,911

		139,354,936

Taiwan (0.7%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	953,325	10,419,842

United Kingdom (13.4%)
Anglo American plc	35,000	1,706,341
ARM Holdings plc	394,900	971,895
AstraZeneca plc (London Exchange)	36,700	1,970,944
AstraZeneca plc (Stockholm Exchange)	347,500	18,662,319
BAE Systems plc	1,806,400	15,051,948
Barclays plc	222,300	3,176,044
BHP Billiton plc (b)	207,147	3,788,629
Cadbury Schweppes plc	226,170	2,419,075
Carnival plc	56,400	2,856,719
HBOS plc	967,800	21,441,549
HSBC Holdings plc	260,600	4,748,410
Imperial Chemical Industries plc	131,500	1,163,291
Johnston Press plc	103,600	795,836
Kingfisher plc	471,000	2,198,535
Lloyds TSB Group plc	416,500	4,658,599
Pearson plc	171,200	2,585,019
Reed Elsevier plc	1,106,200	12,134,822
Rio Tinto plc	103,800	5,521,676
Royal Bank of Scotland Group plc (b)	945,400	36,876,272
SABMiller plc	177,400	4,079,581
Scottish & Southern Energy plc	252,600	7,682,604
Smith & Nephew plc	228,300	2,381,536
Standard Chartered plc	355,200	10,372,081
Tesco plc	487,700	3,860,961
Trinity Mirror plc	219,800	2,019,703
Vodafone Group plc	10,350,753	28,665,036
Wolseley plc	60,900	1,469,618
Yell Group plc	321,000	3,580,997

		206,840,040

United States (0.1%)
News Corp. (CDI)	66,870	1,443,116

Total Common Stocks (96.3%) (Cost $1,159,647,197)		1,490,067,924

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (20.4%)
Aegis Finance LLC
5.34%, 1/12/07	$9,952,800	9,952,800
Allstate Life Insurance Co.
5.36%, 1/29/08 (l)	10,000,000	10,000,000
Beta Finance, Inc.
5.38%, 3/10/08 (l)	9,997,615	9,997,615
Calyon/New York
5.37%, 10/14/08 (l)	9,996,184	9,996,184
CC USA, Inc.
5.38%, 2/15/08 (l)	9,997,496	9,997,496
5.38%, 2/20/08 (l)	2,999,248	2,999,248
Charta LLC
5.32%, 1/8/07	9,912,167	9,912,167
5.35%, 1/30/07	4,949,208	4,949,208
CIC N.Y.
5.34%, 5/29/07 (l)	5,000,000	5,000,000
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	24,885,041	24,885,041
Deutsche Bank AG/London
5.34%, 1/31/07	17,000,000	17,000,000
Dexia Credit Local de France
5.34%, 4/10/07	13,000,000	13,000,000
5.34%, 4/13/07	10,000,000	10,000,000
Galleon Capital Corp.
5.33%, 2/15/07	9,909,067	9,909,067
Goldman Sachs Group, Inc.
5.47%, 12/28/07 (l)	5,000,000	5,000,000
5.43%, 1/29/08 (l)	15,000,000	15,000,000
HBOS Treasury Services plc
5.37%, 7/17/08 (l)	5,000,000	5,000,000
MBIA Global Funding LLC
5.37%, 9/25/08 (l)	7,500,000	7,500,000
Merrill Lynch Mortgage Capital, Inc.
5.41%, 1/5/07 (l)	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
5.33%, 2/6/07	10,000,000	10,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	10,000,000	10,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	78,068,145	78,068,145
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	9,998,559	9,998,559
Wells Fargo & Co.
5.42%, 12/26/08 (l)	7,500,000	7,500,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		315,665,530

Time Deposit (3.7%)
JPMorgan Chase Nassau
4.75%, 1/2/07	58,000,457	58,000,457

Total Short-Term Investments (24.1%) (Amortized Cost $373,665,987)		373,665,987

Total Investments (120.4%) (Cost/Amortized Cost $1,533,313,184)		1,863,733,911
Other Assets Less Liabilities (-20.4%)		(316,388,448)

Net Assets (100.0%)		$1,547,345,463

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $3,408,440 or 0.22% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Glossary:

ADR — American Depositary Receipt

CDI — Chess Depositary Receipt

CVA — Dutch Certification

FDR — Finnish Depositary Receipt

GDR — Global Depositary Receipt

At December 31, 2006 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Japanese Yen, expiring 1/11/07	483,916	$4,180,420	$4,065,185	$(115,235)
Australian Dollars, expiring 1/25/07	6,786	5,129,692	5,345,981	216,289

				$101,054

Foreign Currency Sell Contracts
European Union, expiring 1/11/07	3,277	$4,180,420	$4,323,054	$(142,634)
European Union, expiring 1/25/07	4,067	5,129,692	5,368,595	(238,903)

				$(381,537)

				$(280,483)

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$679,342,012
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$304,990,502

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$331,260,873
Aggregate gross unrealized depreciation	(12,065,608)

Net unrealized appreciation	$319,195,265

Federal income tax cost of investments	$1,544,538,646

At December 31, 2006, the Portfolio had loaned securities with a total value of $300,953,927. This was secured by collateral of $315,665,530 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.2%)
Auto Components (0.4%)
Johnson Controls, Inc.	42,900	$3,685,968

Hotels, Restaurants & Leisure (2.0%)
Cheesecake Factory, Inc.*^	88,000	2,164,800
Las Vegas Sands Corp.*	105,600	9,449,088
McDonald’s Corp.	145,900	6,467,747
Starwood Hotels & Resorts Worldwide, Inc.	49,900	3,118,750

		21,200,385

Household Durables (1.4%)
Fortune Brands, Inc.	43,700	3,731,543
Jarden Corp.*^	181,200	6,303,948
Leggett & Platt, Inc.	219,100	5,236,490

		15,271,981

Internet & Catalog Retail (0.3%)
IAC/InterActiveCorp*	88,000	3,270,080

Media (2.3%)
Cablevision Systems Corp. - New York Group, Class A	87,442	2,490,348
Clear Channel Communications, Inc.	87,800	3,120,412
Getty Images, Inc.*^	84,500	3,618,290
Omnicom Group, Inc.	54,100	5,655,614
Time Warner, Inc.	307,750	6,702,795
Walt Disney Co.	72,800	2,494,856

		24,082,315

Multiline Retail (2.1%)
Dollar Tree Stores, Inc.*	213,300	6,420,330
Target Corp.	285,500	16,287,775

		22,708,105

Specialty Retail (2.2%)
Best Buy Co., Inc.	77,500	3,812,225
Lowe’s Cos., Inc.	479,000	14,920,850
Urban Outfitters, Inc.*^	204,800	4,716,544

		23,449,619

Textiles, Apparel & Luxury Goods (0.5%)
Hanesbrands, Inc.*	230,737	5,450,008

Total Consumer Discretionary		119,118,461

Consumer Staples (7.6%)
Beverages (3.0%)
Coca-Cola Co.	109,900	5,302,675
Pepsi Bottling Group, Inc.	81,542	2,520,463
PepsiCo, Inc.	384,300	24,037,965

		31,861,103

Food & Staples Retailing (0.3%)
Sysco Corp.	83,000	3,051,080

Food Products (2.8%)
Campbell Soup Co.^	197,700	7,688,553
Kraft Foods, Inc., Class A^	185,600	6,625,920
Sara Lee Corp.	880,300	14,991,509

		29,305,982

Personal Products (0.4%)
Avon Products, Inc.	129,800	4,288,592

Tobacco (1.1%)
Altria Group, Inc.	141,400	12,134,948

Total Consumer Staples		80,641,705

Energy (9.7%)
Energy Equipment & Services (4.2%)
Baker Hughes, Inc.	126,300	9,429,558
BJ Services Co.	167,600	4,914,032
Schlumberger Ltd.	233,400	14,741,544
Transocean, Inc.*	103,350	8,359,981
Weatherford International Ltd.*	171,000	7,146,090

		44,591,205

Oil, Gas & Consumable Fuels (5.5%)
Arch Coal, Inc.^	71,200	2,138,136
Chevron Corp.	101,164	7,438,589
EOG Resources, Inc.	123,000	7,681,350
Exxon Mobil Corp.	209,358	16,043,104
Kinder Morgan Management LLC*^	92,307	4,216,584
Royal Dutch Shell plc (ADR)	180,250	12,759,897
Royal Dutch Shell plc, Class B (ADR)^	70,252	4,998,430
Williams Cos., Inc.	120,100	3,137,012

		58,413,102

Total Energy		103,004,307

Financials (16.9%)
Commercial Banks (4.1%)
Commerce Bancorp, Inc./ New Jersey^	97,900	3,452,933
Compass Bancshares, Inc.	31,100	1,855,115
Wachovia Corp.	430,165	24,497,897
Wells Fargo & Co.	376,200	13,377,672

		43,183,617

Consumer Finance (6.2%)
AmeriCredit Corp.*^	318,800	8,024,196
Capital One Financial Corp.	83,700	6,429,834
SLM Corp.	1,061,000	51,744,970

		66,199,000

Diversified Financial Services (1.6%)
JPMorgan Chase & Co.	348,060	16,811,298

Insurance (3.0%)
Aflac, Inc.	143,300	6,591,800
American International Group, Inc.	97,500	6,986,850
Chubb Corp.	79,000	4,179,890
Hartford Financial Services Group, Inc.	34,880	3,254,653
Marsh & McLennan Cos., Inc.	97,000	2,974,020
RenaissanceReinsurance Holdings Ltd.	82,500	4,950,000
XL Capital Ltd., Class A	47,100	3,392,142

		32,329,355

Real Estate Investment Trusts (REITs) (0.8%)
Douglas Emmett, Inc. (REIT)	112,700	2,996,693
General Growth Properties, Inc. (REIT)	93,300	4,873,059
Host Hotels & Resorts, Inc. (REIT)	30,548	749,953

		8,619,705

Thrifts & Mortgage Finance (1.2%)
Hudson City Bancorp, Inc.	204,500	2,838,460
IndyMac Bancorp, Inc.^	10,200	460,632
Washington Mutual, Inc.	209,941	9,550,216

		12,849,308

Total Financials		179,992,283

Health Care (15.9%)
Biotechnology (0.7%)
ImClone Systems, Inc.*^	55,100	1,474,476
Millennium Pharmaceuticals, Inc.*	567,100	6,181,390

		7,655,866

Health Care Equipment & Supplies (1.4%)
Baxter International, Inc.	197,800	9,175,942

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Medtronic, Inc.	103,900	$5,559,689

		14,735,631

Health Care Providers & Services (2.7%)
DaVita, Inc.*	71,925	4,091,094
Lincare Holdings, Inc.*	114,100	4,545,744
McKesson Corp.	39,600	2,007,720
Medco Health Solutions, Inc.*	40,500	2,164,320
UnitedHealth Group, Inc.	144,310	7,753,776
WellPoint, Inc.*	103,100	8,112,939

		28,675,593

Health Care Technology (0.3%)
Cerner Corp.*^	73,500	3,344,250

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.*	52,200	2,364,138

Pharmaceuticals (10.6%)
Allergan, Inc.	224,300	26,857,682
AstraZeneca plc (Sponsored ADR)	715,300	38,304,315
Endo Pharmaceuticals Holdings, Inc.*	113,800	3,138,604
Forest Laboratories, Inc.*	676,500	34,230,900
Sepracor, Inc.*^	89,600	5,517,568
Teva Pharmaceutical Industries Ltd. (ADR)	156,525	4,864,797

		112,913,866

Total Health Care		169,689,344

Industrials (11.4%)
Aerospace & Defense (0.6%)
United Technologies Corp.	106,500	6,658,380

Air Freight & Logistics (1.2%)
FedEx Corp.	28,400	3,084,808
United Parcel Service, Inc., Class B	129,000	9,672,420

		12,757,228

Building Products (1.6%)
American Standard Cos., Inc.	366,000	16,781,100

Construction & Engineering (1.3%)
Fluor Corp.	162,900	13,300,785

Electrical Equipment (0.3%)
Cooper Industries Ltd., Class A	39,700	3,590,071

Industrial Conglomerates (4.3%)
General Electric Co.	1,076,900	40,071,449
Tyco International Ltd.	172,750	5,251,600

		45,323,049

Machinery (2.1%)
Danaher Corp.	155,200	11,242,688
Illinois Tool Works, Inc.	249,200	11,510,548

		22,753,236

Total Industrials		121,163,849

Information Technology (17.7%)
Communications Equipment (2.9%)
Cisco Systems, Inc.*	860,775	23,524,981
Motorola, Inc.	386,700	7,950,552

		31,475,533

Computers & Peripherals (2.7%)
Dell, Inc.*	557,350	13,983,911
Seagate Technology.	549,100	14,551,150

		28,535,061

Electronic Equipment & Instruments (2.6%)
Flextronics International Ltd.*	1,588,000	18,230,240
Jabil Circuit, Inc.	374,600	9,196,430

		27,426,670

Internet Software & Services (1.9%)
eBay, Inc.*	86,200	2,592,034
Google, Inc., Class A*	35,700	16,439,136
Yahoo!, Inc.*	71,700	1,831,218

		20,862,388

IT Services (1.1%)
Affiliated Computer Services, Inc., Class A*	183,700	8,971,908
Paychex, Inc.	73,400	2,902,236

		11,874,144

Semiconductors & Semiconductor Equipment (1.8%)
Altera Corp.*	201,500	3,965,520
International Rectifier Corp.*	12,500	481,625
KLA-Tencor Corp.	59,600	2,965,100
Qimonda AG (Sponsored ADR)*	365,300	6,396,403
Silicon Laboratories, Inc.*^	158,900	5,505,885

		19,314,533

Software (4.7%)
Compuware Corp.*	578,400	4,818,072
Microsoft Corp.	1,011,600	30,206,376
NAVTEQ Corp.*^	109,900	3,843,203
SAP AG (Sponsored ADR)^	204,500	10,858,950

		49,726,601

Total Information Technology		189,214,930

Materials (3.7%)
Chemicals (2.7%)
Air Products & Chemicals, Inc.	37,000	2,600,360
E.I. du Pont de Nemours & Co.	84,800	4,130,608
Huntsman Corp.*	170,400	3,232,488
Methanex Corp.	231,000	6,322,470
Nova Chemicals Corp.	72,700	2,028,330
Potash Corp. of Saskatchewan, Inc.	47,100	6,757,908
Rohm & Haas Co.	72,300	3,695,976

		28,768,140

Metals & Mining (0.6%)
Alcoa, Inc.	76,500	2,295,765
Barrick Gold Corp.	136,200	4,181,340

		6,477,105

Paper & Forest Products (0.4%)
International Paper Co.	121,300	4,136,330

Total Materials		39,381,575

Telecommunication Services (3.6%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	238,000	8,508,500
Qwest Communications International, Inc.*^	500,200	4,186,674

		12,695,174

Wireless Telecommunication Services (2.4%)
American Tower Corp., Class A*	225,900	8,421,552
Sprint Nextel Corp.	917,550	17,332,520

		25,754,072

Total Telecommunication Services		38,449,246

Utilities (1.9%)
Independent Power Producers & Energy Traders (0.8%)
AES Corp.*	395,700	8,721,228

Multi-Utilities (1.1%)
CMS Energy Corp.*^	338,200	5,647,940
MDU Resources Group, Inc.^	100,500	2,576,820

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
NiSource, Inc.	127,300	$3,067,930

		11,292,690

Total Utilities		20,013,918

Total Common Stocks (99.6%) (Cost $818,305,334)		1,060,669,618

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.5%)
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	$2,000,000	2,000,000
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	4,000,000	4,000,000
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	4,977,008	4,977,008
Dexia Credit Local de France
5.34%, 4/13/07	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
5.33%, 2/6/07	5,000,000	5,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r).	27,677,475	27,677,475
Unicredito Italiano Bank (Ireland) plc
5.36%, 1/29/08 (l)	5,000,000	5,000,000
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	4,999,279	4,999,279

Total Short-Term Investments of Cash Collateral for Securities Loaned		58,653,762

Time Deposit (0.4%)
JPMorgan Chase Nassau
4.75%, 1/2/07	4,651,480	4,651,480

Total Short-Term Investments (5.9%) (Amortized Cost $63,305,242)		63,305,242

Total Investments (105.5%) (Cost/Amortized Cost $881,610,576)		1,123,974,860
Other Assets Less Liabilities (-5.5%)		(58,553,472)

Net Assets (100%)		$1,065,421,388

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$290,590,597
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$357,536,586

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$253,047,648
Aggregate gross unrealized depreciation	(14,806,074)

Net unrealized appreciation	$238,241,574

Federal income tax cost of investments	$885,733,286

At December 31, 2006, the Portfolio had loaned securities with a total value of $57,280,205. This was secured by collateral of $58,653,762 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $174,144,819 of which $129,177,632 expires in the year 2009, $2,767,387 expires in the year 2010 and $42,199,800 expires in the year 2011. Included in the capital loss carryforward amounts at December 31, 2006 are $44,967,187 of losses expiring in 2010 and 2011 which may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

Included in the capital loss carryforward amounts at December 31, 2006 are $129,177,632 of losses acquired from EQ/MFS Research as a result of a tax free reorganization.

The Portfolio utilized capital loss carryforward of $75,769,072 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.3%)
Auto Components (0.3%)
Johnson Controls, Inc.	45,600	$3,917,952

Automobiles (0.4%)
Ford Motor Co.^	120,200	902,702
General Motors Corp.^	125,700	3,861,504

		4,764,206

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.	40,700	1,996,335
Cheesecake Factory, Inc.*^	66,300	1,630,980
Las Vegas Sands Corp.*	103,300	9,243,284
McDonald’s Corp.	51,500	2,282,995
Starwood Hotels & Resorts Worldwide, Inc.	54,600	3,412,500

		18,566,094

Household Durables (0.8%)
Fortune Brands, Inc.	33,000	2,817,870
Jarden Corp.*^	67,400	2,344,846
Leggett & Platt, Inc.	132,500	3,166,750
Lennar Corp., Class A	29,300	1,537,078

		9,866,544

Media (3.7%)
Cablevision Systems Corp. - New York Group, Class A	110,664	3,151,711
CBS Corp., Class B	138,300	4,312,194
Clear Channel Communications, Inc.	192,000	6,823,680
Comcast Corp., Class A*	62,300	2,637,159
Getty Images, Inc.*^	161,100	6,898,302
Idearc, Inc.*	10,315	295,525
Omnicom Group, Inc.	30,300	3,167,562
Time Warner, Inc.	177,900	3,874,662
Viacom, Inc., Class B*	61,700	2,531,551
Walt Disney Co.	357,800	12,261,806

		45,954,152

Multiline Retail (2.2%)
Dollar Tree Stores, Inc.*	132,200	3,979,220
Target Corp.	397,300	22,665,965

		26,645,185

Specialty Retail (2.9%)
Best Buy Co., Inc.	98,600	4,850,134
Home Depot, Inc.	165,000	6,626,400
Lowe’s Cos., Inc.	670,400	20,882,960
Urban Outfitters, Inc.*^	84,700	1,950,641
Williams-Sonoma, Inc.^	69,700	2,191,368

		36,501,503

Textiles, Apparel & Luxury Goods (0.5%)
Hanesbrands, Inc.*	251,350	5,936,887

Total Consumer Discretionary		152,152,523

Consumer Staples (7.5%)
Beverages (2.1%)
Anheuser-Busch Cos., Inc.	59,358	2,920,414
Coca-Cola Co.	125,000	6,031,250
Pepsi Bottling Group, Inc.	62,500	1,931,875
PepsiCo, Inc.	248,600	15,549,930

		26,433,469

Food & Staples Retailing (0.5%)
Sysco Corp.	174,300	6,407,268

Food Products (2.6%)
Campbell Soup Co.	139,600	5,429,044
H.J. Heinz Co.	49,600	2,232,496
Kraft Foods, Inc., Class A^	195,800	6,990,060
Sara Lee Corp.	706,700	12,035,101
Unilever N.V. (N.Y. Shares)	200,000	5,450,000

		32,136,701

Personal Products (0.6%)
Avon Products, Inc.	209,700	6,928,488

Tobacco (1.7%)
Altria Group, Inc.	253,172	21,727,221

Total Consumer Staples		93,633,147

Energy (8.1%)
Energy Equipment & Services (4.1%)
Baker Hughes, Inc.	151,500	11,310,990
BJ Services Co.	204,000	5,981,280
Halliburton Co.	115,200	3,576,960
Schlumberger Ltd.	303,248	19,153,144
Transocean, Inc.*	32,500	2,628,925
Weatherford International Ltd.*	209,448	8,752,832

		51,404,131

Oil, Gas & Consumable Fuels (4.0%)
Anadarko Petroleum Corp.	57,100	2,484,992
Arch Coal, Inc.	150,200	4,510,506
Chevron Corp.	90,148	6,628,582
EOG Resources, Inc.	40,400	2,522,980
Exxon Mobil Corp.	116,390	8,918,966
Kinder Morgan, Inc.	23,740	2,510,505
Royal Dutch Shell plc, Class A (ADR)	239,600	16,961,284
Royal Dutch Shell plc, Class B (ADR)^	65,795	4,681,314

		49,219,129

Total Energy		100,623,260

Financials (17.4%)
Capital Markets (0.5%)
Goldman Sachs Group, Inc.	14,800	2,950,380
Merrill Lynch & Co., Inc.	28,800	2,681,280

		5,631,660

Commercial Banks (4.2%)
Commerce Bancorp, Inc./ New Jersey^	62,500	2,204,375
Compass Bancshares, Inc.	33,700	2,010,205
Fifth Third Bancorp	156,000	6,385,080
Wachovia Corp.	419,984	23,918,089
Wells Fargo & Co.	494,300	17,577,308

		52,095,057

Consumer Finance (3.0%)
AmeriCredit Corp.*^	92,100	2,318,157
Capital One Financial Corp.	59,000	4,532,380
SLM Corp.	626,107	30,535,238

		37,385,775

Diversified Financial Services (1.8%)
JPMorgan Chase & Co.	473,676	22,878,551

Insurance (3.4%)
Aflac, Inc.	61,600	2,833,600
American International Group, Inc.	147,000	10,534,020
Berkshire Hathaway, Inc., Class A*	73	8,029,270
Chubb Corp.	34,400	1,820,104
Hartford Financial Services Group, Inc.	26,600	2,482,046
Marsh & McLennan Cos., Inc.	330,300	10,126,998
XL Capital Ltd., Class A	81,400	5,862,428

		41,688,466

Real Estate Investment Trusts (REITs) (0.5%)
Douglas Emmett, Inc. (REIT)	70,500	1,874,595
General Growth Properties, Inc. (REIT)^	67,100	3,504,633

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Host Hotels & Resorts, Inc. (REIT)	33,426	$820,608

		6,199,836

Thrifts & Mortgage Finance (4.0%)
Fannie Mae	177,694	10,553,247
Freddie Mac	113,900	7,733,810
Hudson City Bancorp, Inc.	494,500	6,863,660
IndyMac Bancorp, Inc.^	52,100	2,352,836
Washington Mutual, Inc.	488,000	22,199,120

		49,702,673

Total Financials		215,582,018

Health Care (12.5%)
Biotechnology (1.0%)
Amgen, Inc.*	50,900	3,476,979
ImClone Systems, Inc.*^	206,700	5,531,292
Millennium Pharmaceuticals, Inc.*^	272,700	2,972,430

		11,980,701

Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	256,700	11,908,313
Medtronic, Inc.	135,700	7,261,307

		19,169,620

Health Care Providers & Services (2.6%)
DaVita, Inc.*	116,850	6,646,428
Lincare Holdings, Inc.*	103,800	4,135,392
McKesson Corp.	62,500	3,168,750
Medco Health Solutions, Inc.*	41,900	2,239,136
UnitedHealth Group, Inc.	141,900	7,624,287
WellPoint, Inc.*	113,500	8,931,315

		32,745,308

Pharmaceuticals (7.3%)
Allergan, Inc.	131,106	15,698,632
AstraZeneca plc (Sponsored ADR)	463,500	24,820,425
Eli Lilly & Co.	47,230	2,460,683
Endo Pharmaceuticals Holdings, Inc.*	82,300	2,269,834
Forest Laboratories, Inc.*^	620,746	31,409,748
Pfizer, Inc.	98,239	2,544,390
Sepracor, Inc.*^	68,000	4,187,440
Teva Pharmaceutical Industries Ltd. (ADR)^	228,500	7,101,780

		90,492,932

Total Health Care		154,388,561

Industrials (10.2%)
Aerospace & Defense (1.3%)
United Technologies Corp.	253,062	15,821,436

Air Freight & Logistics (1.4%)
United Parcel Service, Inc., Class B	240,100	18,002,698

Building Products (0.7%)
American Standard Cos., Inc.	187,900	8,615,215

Construction & Engineering (1.4%)
Fluor Corp.	207,600	16,950,540

Electrical Equipment (0.7%)
Cooper Industries Ltd., Class A	60,700	5,489,101
Emerson Electric Co.	78,600	3,465,474

		8,954,575

Industrial Conglomerates (3.0%)
General Electric Co.	863,828	32,143,040
Siemens AG (ADR)^	31,700	3,124,035
Tyco International Ltd.	79,400	2,413,760

		37,680,835

Machinery (1.7%)
Danaher Corp.	141,500	10,250,260
Illinois Tool Works, Inc.	224,500	10,369,655

		20,619,915

Total Industrials		126,645,214

Information Technology (24.0%)
Communications Equipment (3.3%)
Cisco Systems, Inc.*	1,059,612	28,959,196
Corning, Inc.*	270,900	5,068,539
Motorola, Inc.	173,500	3,567,160
QUALCOMM, Inc.	75,600	2,856,924

		40,451,819

Computers & Peripherals (3.5%)
Dell, Inc.*	311,500	7,815,535
Hewlett-Packard Co.	93,635	3,856,826
SanDisk Corp.*	326,500	14,049,295
Seagate Technology	352,400	9,338,600
Sun Microsystems, Inc.*	1,591,900	8,628,098

		43,688,354

Electronic Equipment & Instruments (1.2%)
Flextronics International Ltd.*	864,800	9,927,904
Jabil Circuit, Inc.	221,800	5,445,190

		15,373,094

Internet Software & Services (3.4%)
eBay, Inc.*	369,284	11,104,370
Google, Inc., Class A*	54,880	25,271,142
Yahoo!, Inc.*	202,300	5,166,742

		41,542,254

IT Services (1.0%)
Affiliated Computer Services, Inc., Class A*	138,600	6,769,224
Automatic Data Processing, Inc.	73,300	3,610,025
Paychex, Inc.	65,600	2,593,824

		12,973,073

Semiconductors & Semiconductor Equipment (7.5%)
Altera Corp.*	603,500	11,876,880
Applied Materials, Inc.	910,682	16,802,083
ASML Holding N.V. (N.Y. Shares)*^	139,300	3,430,959
Fairchild Semiconductor International, Inc.*	168,700	2,835,847
Intel Corp.	711,503	14,407,935
International Rectifier Corp.*	192,500	7,417,025
KLA-Tencor Corp.	320,300	15,934,925
Linear Technology Corp.	122,500	3,714,200
Qimonda AG (Sponsored ADR)*	120,900	2,116,959
Silicon Laboratories, Inc.*^	70,700	2,449,755
Teradyne, Inc.*	170,500	2,550,680
Xilinx, Inc.	391,700	9,326,377

		92,863,625

Software (4.1%)
Microsoft Corp.	1,290,352	38,529,911
NAVTEQ Corp.*^	58,000	2,028,260
SAP AG (Sponsored ADR)^	184,300	9,786,330

		50,344,501

Total Information Technology		297,236,720

Materials (3.6%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	41,507	2,917,112
Dow Chemical Co.	167,100	6,673,974
E.I. du Pont de Nemours & Co.	28,100	1,368,751
Huntsman Corp.*	332,700	6,311,319
Methanex Corp.	105,900	2,898,483
Potash Corp. of Saskatchewan, Inc.	33,800	4,849,624
Rohm & Haas Co.	23,800	1,216,656

		26,235,919

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Metals & Mining (1.3%)
Alcoa, Inc.	233,000	$6,992,330
Barrick Gold Corp.	154,000	4,727,800
Newmont Mining Corp.	78,100	3,526,215

		15,246,345

Paper & Forest Products (0.2%)
International Paper Co.	82,900	2,826,890

Total Materials		44,309,154

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.	167,700	5,995,275
Qwest Communications International, Inc.*	387,000	3,239,190
Verizon Communications, Inc.	114,700	4,271,428

		13,505,893

Wireless Telecommunication Services (1.0%)
American Tower Corp., Class A*	79,300	2,956,304
Sprint Nextel Corp.	482,200	9,108,758

		12,065,062

Total Telecommunication Services		25,570,955

Utilities (1.1%)
Electric Utilities (0.2%)
Exelon Corp.	29,800	1,844,322

Independent Power Producers & Energy Traders (0.5%)
AES Corp.*	268,900	5,926,556

Multi-Utilities (0.4%)
MDU Resources Group, Inc.^	120,300	3,084,492
NiSource, Inc	101,400	2,443,740

		5,528,232

Total Utilities		13,299,110

Total Common Stocks (98.8%) (Cost $1,026,031,999)		1,223,440,662

	Principal Amount
CONVERTIBLE BONDS:
Consumer Discretionary (0.1%)
Automobiles (0.1%)
Ford Motor Co.
4.25%, 12/15/36 (Cost $1,519,000)	$1,519,000	1,623,431
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.6%)
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	3,000,000	3,000,000
CC USA, Inc.
5.38%, 2/20/08 (l)	6,498,370	6,498,370
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	4,977,008	4,977,008
Dexia Credit Local de France
5.34%, 4/13/07	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
5.33%, 2/6/07	5,000,000	5,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	7,229,529	7,229,529
Pricoa Global Funding I
5.36%, 5/23/08 (l)	5,000,000	5,000,000
Unicredito Italiano Bank plc
5.36%, 1/29/08 (l)	5,000,000	5,000,000
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	4,999,279	4,999,279

Total Short-Term Investments of Cash Collateral for Securities Loaned		56,704,186

Time Deposit (1.1%)
JPMorgan Chase Nassau
4.75%, 1/2/07	13,671,016	13,671,016

Total Short-Term Investments (5.7%) (Amortized Cost $70,375,202)		70,375,202

Total Investments (104.6%) (Cost/Amortized Cost $1,097,926,201)		1,295,439,295
Other Assets Less Liabilities (-4.6%)		(56,593,717)

Net Assets (100%)		$1,238,845,578

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$348,262,531
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$353,803,989

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$216,232,270
Aggregate gross unrealized depreciation	(20,484,690)

Net unrealized appreciation	$195,747,580

Federal income tax cost of investments	$1,099,691,715

At December 31, 2006, the Portfolio had loaned securities with a total value of $55,567,896. This was secured by collateral of $56,704,186 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (27.2%)
Auto Components (1.0%)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
7.625%, 5/15/14^ §	$950,000	$926,250
Lear Corp.
8.500%, 12/1/13^ §	80,000	77,600
8.750%, 12/1/16 §	350,000	338,188
TRW Automotive, Inc.
9.375%, 2/15/13	487,000	522,307

		1,864,345

Automobiles (1.5%)
General Motors Corp.
8.375%, 7/15/33^	3,110,000	2,876,750

Distributors (0.3%)
Buhrmann U.S., Inc.
8.250%, 7/1/14	600,000	595,500

Diversified Consumer Services (1.4%)
Carriage Services, Inc.
7.875%, 1/15/15	675,000	659,812
Education Management LLC/Education Management Corp.
8.750%, 6/1/14 §	975,000	1,009,125
Service Corp. International
7.700%, 4/15/09	75,000	77,813
7.375%, 10/1/14^	250,000	261,250
6.750%, 4/1/16^	700,000	696,500

		2,704,500

Hotels, Restaurants & Leisure (5.9%)
American Casino & Entertainment Properties LLC
7.850%, 2/1/12	595,000	607,644
Boyd Gaming Corp.
7.750%, 12/15/12	625,000	646,094
Caesars Entertainment, Inc.
8.125%, 5/15/11	375,000	392,344
Landry’s Restaurants, Inc., Series B
7.500%, 12/15/14^	1,160,000	1,133,900
MGM MIRAGE
8.500%, 9/15/10	600,000	642,000
6.750%, 9/1/12	500,000	492,500
6.625%, 7/15/15^	1,430,000	1,362,075
7.625%, 1/15/17	475,000	476,187
Mohegan Tribal Gaming Authority
7.125%, 8/15/14^	1,075,000	1,089,781
Restaurant Co.
10.000%, 10/1/13^	375,000	352,969
Royal Caribbean Cruises Ltd.
8.000%, 5/15/10	370,000	392,712
San Pasqual Casino
8.000%, 9/15/13 §	875,000	899,062
Seneca Gaming Corp.
7.250%, 5/1/12	285,000	289,987
Series B
7.250%, 5/1/12	235,000	239,113
Speedway Motorsports, Inc.
6.750%, 6/1/13	730,000	730,000
Station Casinos, Inc.
6.875%, 3/1/16^	1,295,000	1,162,262
6.625%, 3/15/18	200,000	171,500
Turning Stone Resort Casino Enterprise
9.125%, 9/15/14 §	175,000	178,938

		11,259,068

Household Durables (0.5%)
American Greetings Corp.
7.375%, 6/1/16	150,000	154,125
K. Hovnanian Enterprises, Inc.
7.500%, 5/15/16	685,000	688,425
Standard-Pacific Corp.
6.875%, 5/15/11^	140,000	136,500

		979,050

Internet & Catalog Retail (0.4%)
FTD, Inc.
7.750%, 2/15/14	807,000	808,009

Leisure Equipment & Products (0.4%)
Steinway Musical Instruments, Inc.
7.000%, 3/1/14 §	765,000	747,787

Media (12.5%)
Allbritton Communications Co.
7.750%, 12/15/12	935,000	944,350
CBD Media, Inc./CBD Finance
8.625%, 6/1/11	175,000	179,375
CCH I Holdings LLC/CCH I Holdings Capital Corp.
11.000%, 10/1/15	2,745,000	2,817,056
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
8.375%, 4/30/14^ §	1,200,000	1,252,500
CSC Holdings, Inc.
7.250%, 7/15/08	850,000	857,437
Series B
8.125%, 7/15/09	210,000	217,613
Dex Media East LLC/Dex Media East Finance Co.
9.875%, 11/15/09	100,000	104,750
Dex Media West LLC/Dex Media Finance Co.,
Series B
8.500%, 8/15/10	820,000	851,775
9.875%, 8/15/13	440,000	479,600
DirecTV Holdings LLC/DirecTV Financing Co.
6.375%, 6/15/15^	625,000	599,219
Echostar DBS Corp.
6.375%, 10/1/11^	250,000	248,438
Idearc, Inc.
8.000%, 11/15/16 §	2,300,000	2,334,500
Inmarsat Finance plc
7.625%, 6/30/12	575,000	593,687
Intelsat Bermuda Ltd.
11.354%, 6/15/13 § (l)	1,375,000	1,443,750
Intelsat Corp.
9.000%, 8/15/14	406,000	428,837
Intelsat Intermediate Holding Co., Ltd.
0.000%, 2/1/15^ (e).	2,860,000	2,173,600
Intelsat Subsidiary Holding Co., Ltd.
10.484%, 1/15/12^ (l)	730,000	736,387
8.625%, 1/15/15	1,075,000	1,118,000
Mediacom Broadband LLC
8.500%, 10/15/15^	500,000	506,250
Mediacom LLC/Mediacom Capital Corp.
9.500%, 1/15/13	1,060,000	1,091,800
Primedia, Inc.
8.875%, 5/15/11^	400,000	408,000
Quebecor Media, Inc.
7.750%, 3/15/16	900,000	919,125
R.H. Donnelley Corp.
6.875%, 1/15/13	720,000	690,300

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Series A-1
6.875%, 1/15/13	$985,000	$944,369
Series A-2
6.875%, 1/15/13^	960,000	920,400
R.H. Donnelley, Inc.
10.875%, 12/15/12	225,000	245,250
Rogers Cable, Inc.
6.750%, 3/15/15	175,000	180,309
Sinclair Broadcast Group, Inc.
8.750%, 12/15/11	350,000	365,313
Videotron Ltd.
6.875%, 1/15/14	350,000	352,188

		24,004,178

Multiline Retail (1.0%)
Bon-Ton Department Stores, Inc.
10.250%, 3/15/14^	800,000	818,000
Neiman Marcus Group, Inc.
9.000%, 10/15/15	750,000	818,437
Saks, Inc.
8.250%, 11/15/08	350,000	364,000

		2,000,437

Specialty Retail (0.7%)
Asbury Automotive Group, Inc.
9.000%, 6/15/12	675,000	705,375
8.000%, 3/15/14	175,000	177,625
AutoNation, Inc.
7.000%, 4/15/14	550,000	554,125

		1,437,125

Textiles, Apparel & Luxury Goods (1.6%)
INVISTA
9.250%, 5/1/12 §	450,000	482,625
Levi Strauss & Co.
10.110%, 4/1/12 (l)	1,095,000	1,123,744
Perry Ellis International, Inc.,
Series B
8.875%, 9/15/13	785,000	785,000
Phillips-Van Heusen Corp.
7.250%, 2/15/11^	450,000	459,000
8.125%, 5/1/13	125,000	131,250

		2,981,619

Total Consumer Discretionary		52,258,368

Consumer Staples (6.1%)
Beverages (1.2%)
Constellation Brands, Inc.
7.250%, 9/1/16	650,000	667,875
Series B
8.125%, 1/15/12	400,000	416,000
Cott Beverages, Inc.
8.000%, 12/15/11^	1,125,000	1,147,500

		2,231,375

Food & Staples Retailing (3.0%)
Delhaize America, Inc.
8.125%, 4/15/11	975,000	1,051,787
Ingles Markets, Inc.
8.875%, 12/1/11	750,000	781,875
Jean Coutu Group PJC, Inc.
7.625%, 8/1/12	425,000	447,313
Pantry, Inc.
7.750%, 2/15/14	1,410,000	1,418,813
Stater Brothers Holdings, Inc.
8.125%, 6/15/12	795,000	806,925
SUPERVALU, Inc.
7.500%, 11/15/14^	1,210,000	1,261,669

		5,768,382

Food Products (1.1%)
Dole Food Co., Inc.
8.625%, 5/1/09^	832,000	826,800
Smithfield Foods, Inc.
7.625%, 2/15/08	350,000	355,250
Series B
7.750%, 5/15/13	985,000	1,019,475

		2,201,525

Household Products (0.6%)
Central Garden & Pet Co.
9.125%, 2/1/13	1,025,000	1,066,000

Personal Products (0.2%)
Elizabeth Arden, Inc.
7.750%, 1/15/14^	455,000	458,412

Total Consumer Staples		11,725,694

Energy (7.6%)
Energy Equipment & Services (2.0%)
Basic Energy Services, Inc.
7.125%, 4/15/16	440,000	433,400
Complete Production Services, Inc.
8.000%, 12/15/16^ §	750,000	768,750
Dresser-Rand Group, Inc.
7.375%, 11/1/14	938,000	945,035
Hanover Compressor Co.
7.500%, 4/15/13^	440,000	444,400
Hanover Equipment Trust,
Series 01-B
8.750%, 9/1/11^	475,000	495,188
Universal Compression, Inc.
7.250%, 5/15/10	725,000	728,625

		3,815,398

Oil, Gas & Consumable Fuels (5.6%)
Atlas Pipeline Partners LP
8.125%, 12/15/15	625,000	642,187
Chesapeake Energy Corp.
6.625%, 1/15/16^	1,400,000	1,391,250
Colorado Interstate Gas Co.
6.800%, 11/15/15	350,000	363,924
Compton Petroleum Finance Corp.
7.625%, 12/1/13	715,000	689,975
Denbury Resources, Inc.
7.500%, 12/15/15	375,000	382,500
El Paso Corp.
7.875%, 6/15/12	700,000	750,750
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp.
6.750%, 5/1/14	1,150,000	1,118,375
Inergy LP/Inergy Finance Corp.
6.875%, 12/15/14	200,000	196,500
Northwest Pipeline Corp.
7.000%, 6/15/16	900,000	940,500
OPTI Canada, Inc.
8.250%, 12/15/14 §	540,000	554,850
Peabody Energy Corp.
7.375%, 11/1/16	465,000	495,225
Pogo Producing Co.
7.875%, 5/1/13 §	130,000	131,950
6.875%, 10/1/17	575,000	549,125
Sabine Pass LNG LP
7.250%, 11/30/13 §	350,000	347,812
7.500%, 11/30/16^§	750,000	747,187
Teekay Shipping Corp.
8.875%, 7/15/11	525,000	563,719
Williams Cos., Inc.
7.125%, 9/1/11	650,000	676,000

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
8.125%, 3/15/12^	$265,000	$286,863

		10,828,692

Total Energy		14,644,090

Financials (12.6%)
Capital Markets (1.1%)
Arch Western Finance LLC
6.750%, 7/1/13^	300,000	297,750
Basell AF SCA
8.375%, 8/15/15^ §	1,010,000	1,037,775
E*Trade Financial Corp.
8.000%, 6/15/11	105,000	109,725
7.375%, 9/15/13	625,000	650,000

		2,095,250

Consumer Finance (7.5%)
Ford Motor Credit Co.
7.875%, 6/15/10	7,380,000	7,441,298
7.000%, 10/1/13^	200,000	190,996
8.000%, 12/15/16^	100,000	98,815
GMAC LLC
6.875%, 9/15/11	3,190,000	3,271,977
8.000%, 11/1/31^	2,885,000	3,312,176

		14,315,262

Diversified Financial Services (3.1%)
American Real Estate Partners LP/
American Real Estate Finance Corp.
7.125%, 2/15/13^	200,000	201,000
BCP Crystal U.S. Holdings Corp.
9.625%, 6/15/14	406,000	448,630
Crystal U.S. Holdings 3 LLC/
Crystal U.S. Sub 3 Corp.,
Series B
0.000%, 10/1/14 (e)	1,400,000	1,204,000
Di Finance LLC/
DynCorp International, Series B
9.500%, 2/15/13	531,000	562,860
Rainbow National Services LLC
10.375%, 9/1/14 §	1,050,000	1,166,812
Regency Energy Partners LP/
Regency Energy Finance Corp.
8.375%, 12/15/13 §	900,000	902,250
Sally Holdings LLC
9.250%, 11/15/14 §	1,425,000	1,451,719

		5,937,271

Real Estate Investment Trusts (REITs) (0.9%)
Felcor Lodging LP (REIT)
8.500%, 6/1/11	775,000	825,375
Host Marriott LP (REIT)
7.125%, 11/1/13	125,000	127,813
Series M
7.000%, 8/15/12	125,000	126,875
Thornburg Mortgage, Inc. (REIT)
8.000%, 5/15/13^	400,000	396,000
Ventas Realty LP/
Ventas Capital Corp. (REIT)
7.125%, 6/1/15	275,000	288,750

		1,764,813

Thrifts & Mortgage Finance (0.0%)
Residential Capital LLC
6.375%, 6/30/10	75,000	75,873

Total Financials		24,188,469

Health Care (4.6%)
Health Care Providers & Services (4.6%)
DaVita, Inc.
6.625%, 3/15/13	800,000	802,000
HCA. Inc.
6.950%, 5/1/12	2,590,000	2,454,025
6.300%, 10/1/12	1,215,000	1,111,725
9.250%, 11/15/16 §	740,000	792,725
9.625%, 11/15/16^ §	825,000	886,875
Tenet Healthcare Corp.
9.875%, 7/1/14	560,000	569,800
U.S. Oncology Holdings, Inc.
10.675%, 3/15/15^ (l)	1,300,000	1,335,750
U.S. Oncology, Inc.
9.000%, 8/15/12	750,000	791,250

		8,744,150

Life Sciences Tools & Services (0.0%)
Fisher Scientific International, Inc.
6.125%, 7/1/15	75,000	74,146

Total Health Care		8,818,296

Industrials (6.2%)
Aerospace & Defense (2.0%)
Alliant Techsystems, Inc.
6.750%, 4/1/16	200,000	200,000
Argo-Tech Corp.
9.250%, 6/1/11	450,000	486,000
Bombardier, Inc.
6.750%, 5/1/12^ §	225,000	220,500
DRS Technologies, Inc.
6.625%, 2/1/16	450,000	453,375
Esterline Technologies Corp.
7.750%, 6/15/13	625,000	637,500
L-3 Communications Corp.
6.125%, 7/15/13	75,000	73,500
Series B
6.375%, 10/15/15	75,000	74,250
Moog. Inc.
6.250%, 1/15/15	450,000	436,500
TransDigm, Inc.
7.750%, 7/15/14	1,175,000	1,210,250

		3,791,875

Building Products (0.2%)
Goodman Global Holdings, Inc.,
Series B
8.360%, 6/15/12^ (l)	330,000	334,950

Commercial Services & Supplies (2.0%)
ADESA, Inc.
7.625%, 6/15/12	1,287,000	1,328,827
Allied Waste Industries, Inc.
6.375%, 1/15/08	150,000	150,188
Allied Waste North America, Inc.,
Series B
5.750%, 2/15/11	380,000	367,650
7.125%, 5/15/16	225,000	222,750
Corrections Corp. of America
7.500%, 5/1/11	280,000	288,400
6.750%, 1/31/14	375,000	378,750
Rental Services Corp.
9.500%, 12/1/14^ §	1,015,000	1,047,988

		3,784,553

Electrical Equipment (0.4%)
General Cable Corp.
9.500%, 11/15/10	700,000	742,000
Thomas & Betts Corp.
7.250%, 6/1/13	120,000	126,011

		868,011

Machinery (0.9%)
Case New Holland, Inc.
9.250%, 8/1/11	500,000	529,375

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Douglas Dynamics LLC
7.750%, 1/15/12 §	$350,000	$329,000
Trinity Industries, Inc.
6.500%, 3/15/14	950,000	933,375

		1,791,750

Road & Rail (0.7%)
Hertz Corp.
8.875%, 1/1/14 §	625,000	654,688
United Rentals North America, Inc.
6.500%, 2/15/12	725,000	715,937

		1,370,625

Total Industrials		11,941,764

Information Technology (4.2%)
Electronic Equipment & Instruments (0.9%)
NXP B.V./NXP Funding LLC
8.118%, 10/15/13^ § (l)	565,000	573,475
9.500%, 10/15/15^ §	1,155,000	1,183,875

		1,757,350

IT Services (1.5%)
iPayment, Inc.
9.750%, 5/15/14 §	650,000	667,875
SunGard Data Systems, Inc.
9.125%, 8/15/13^	1,325,000	1,391,250
4.875%, 1/15/14	795,000	699,600

		2,758,725

Office Electronics (1.1%)
Xerox Corp.
7.625%, 6/15/13	175,000	183,750
6.400%, 3/15/16^	865,000	883,382
7.200%, 4/1/16	720,000	769,500
6.750%, 2/1/17^	210,000	219,450

		2,056,082

Semiconductors & Semiconductor Equipment (0.7%)
Freescale Semiconductor, Inc.
9.125%, 12/15/14^ §	895,000	889,406
Sensata Technologies B.V.
8.250%, 5/1/14^ §	525,000	504,000

		1,393,406

Total Information Technology		7,965,563

Materials (8.0%)
Chemicals (1.7%)
Airgas, Inc.
6.250%, 7/15/14	340,000	328,100
Ineos Group Holdings plc
8.500%, 2/15/16^ §	565,000	539,575
Lyondell Chemical Co.
8.250%, 9/15/16	880,000	924,000
Nalco Co.
7.750%, 11/15/11^	315,000	322,088
PolyOne Corp.
8.875%, 5/1/12^	335,000	334,162
Rockwood Specialties Group, Inc.
7.500%, 11/15/14	800,000	806,000

		3,253,925

Construction Materials (0.6%)
Texas Industries, Inc.
7.250%, 7/15/13	450,000	456,750
U.S. Concrete, Inc.
8.375%, 4/1/14	445,000	434,987
8.375%, 4/1/14 §	285,000	278,588

		1,170,325

Containers & Packaging (2.3%)
Berry Plastics Holding Corp.
8.875%, 9/15/14 §	1,125,000	1,141,875
Crown Americas LLC/ Crown Americas Capital Corp.
7.750%, 11/15/15^	930,000	964,875
Owens-Brockway Glass Container, Inc.
8.875%, 2/15/09	286,000	292,435
8.750%, 11/15/12	150,000	159,000
Owens-Illinois, Inc.
7.350%, 5/15/08	1,260,000	1,267,875
Stone Container Finance Co.
7.375%, 7/15/14	680,000	632,400

		4,458,460

Metals & Mining (2.0%)
AK Steel Corp.
7.750%, 6/15/12	275,000	277,063
California Steel Industries, Inc.
6.125%, 3/15/14	425,000	404,812
Foundation PA Coal Co.
7.250%, 8/1/14	900,000	915,750
International Steel Group, Inc.
6.500%, 4/15/14	432,000	443,880
Novelis, Inc.
8.250%, 2/15/15 §	700,000	677,250
Steel Dynamics, Inc.
9.500%, 3/15/09	450,000	463,500
Senior Notes
9.500%, 3/15/09	600,000	618,000

		3,800,255

Paper & Forest Products (1.4%)
Bowater, Inc.
6.500%, 6/15/13^	259,000	236,337
Buckeye Technologies, Inc.
8.500%, 10/1/13	300,000	316,500
Georgia-Pacific Corp.
8.125%, 5/15/11	515,000	540,750
Plastipak Holdings, Inc.
8.500%, 12/15/15 §	700,000	728,000
Verso Paper Holdings LLC/ Verson Paper, Inc.
9.121%, 8/1/14^ § (l)	720,000	730,800

		2,552,387

Total Materials		15,235,352

Telecommunication Services (9.8%)
Diversified Telecommunication Services (6.8%)
Citizens Communications Co.
6.250%, 1/15/13	1,100,000	1,079,375
Hawaiian Telcom
Communications, Inc., Series B
9.750%, 5/1/13^	850,000	852,125
Level 3 Communications, Inc.
11.500%, 3/1/10^	790,000	837,400
11.250%, 3/15/10^	1,165,000	1,194,125
Level 3 Financing, Inc.
9.250%, 11/1/14 §	1,775,000	1,810,500
Pathnet, Inc.
12.250%, 4/15/08 (h)†	243,268	—
Qwest Communications International, Inc.
7.500%, 2/15/14	675,000	695,250
Qwest Corp.
8.875%, 3/15/12	800,000	891,000
7.500%, 10/1/14 §	250,000	265,000
Time Warner Telecom Holdings, Inc.
9.250%, 2/15/14^	1,540,000	1,645,875
West Corp.
9.500%, 10/15/14 §	985,000	985,000
Williams Communications Group, Inc.
11.700%, 8/1/08 (h)†	575,000	—

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Windstream Corp.
8.625%, 8/1/16 §	$2,620,000	$2,868,900

		13,124,550

Wireless Telecommunication Services (3.0%)
American Cellular Corp., Series B
10.000%, 8/1/11	1,030,000	1,089,225
Dobson Cellular Systems, Inc.
8.375%, 11/1/11^	800,000	843,000
8.375%, 11/1/11 §	400,000	421,500
9.875%, 11/1/12	640,000	697,600
MetroPCS Wireless, Inc.
9.250%, 11/1/14 §	650,000	679,250
Rogers Wireless, Inc.
9.625%, 5/1/11	825,000	936,375
7.500%, 3/15/15	1,000,000	1,085,000

		5,751,950

Total Telecommunication Services		18,876,500

Utilities (8.2%)
Electric Utilities (2.3%)
Edison Mission Energy
7.730%, 6/15/09^	500,000	517,500
7.500%, 6/15/13^	450,000	470,250
7.750%, 6/15/16^	750,000	795,000
Midwest Generation LLC
8.750%, 5/1/34^	450,000	488,250
MSW Energy Holdings LLC/ MSW Energy Finance Co., Inc.
8.500%, 9/1/10	450,000	468,000
Nevada Power Co.
6.500%, 4/15/12	300,000	307,973
Reliant Energy, Inc.
9.250%, 7/15/10^	350,000	367,500
9.500%, 7/15/13	315,000	337,837
6.750%, 12/15/14^	50,000	48,875
Tenaska Alabama Partners LP
7.000%, 6/30/21 §	654,217	649,738

		4,450,923

Gas Utilities (1.8%)
AmeriGas Partners LP
7.250%, 5/20/15^	740,000	749,250
AmeriGas Partners LP/ AmeriGas Eagle Finance Corp.
7.125%, 5/20/16	925,000	925,000
ANR Pipeline Co.
8.875%, 3/15/10	50,000	52,455
Southern Natural Gas Co.
6.700%, 10/1/07	475,000	478,433
8.875%, 3/15/10	375,000	393,409
Suburban Propane Partners LP/ Suburban Energy Finance Corp.
6.875%, 12/15/13	980,000	960,400

		3,558,947

Independent Power Producers & Energy Traders (3.5%)
AES Corp.
8.750%, 6/15/08	475,000	492,219
9.500%, 6/1/09	365,000	390,550
8.875%, 2/15/11	350,000	375,375
8.750%, 5/15/13 §	200,000	214,250
Dynegy Holdings, Inc.
8.375%, 5/1/16	1,160,000	1,218,000
Mirant North America LLC
7.375%, 12/31/13^	1,230,000	1,248,450
NRG Energy, Inc.
7.375%, 2/1/16	1,600,000	1,608,000
7.375%, 1/15/17	375,000	375,937
Targa Resources, Inc.
6.830%, 10/31/07	500,000	499,922
TXU Corp., Series P
5.550%, 11/15/14	260,000	246,829

		6,669,532

Multi-Utilities (0.6%)
CMS Energy Corp.
7.500%, 1/15/09^	1,090,000	1,124,062

Total Utilities		15,803,464

Total Long-Term Debt Securities (94.5%) (Cost $177,660,744)		181,457,560

CONVERTIBLE BONDS:
Consumer Discretionary (0.4%)
Automobiles (0.4%)
Ford Motor Co.
4.250%, 12/15/36^ (Cost $810,114)	765,000	817,594

	Number of Shares
COMMON STOCKS:
Financials (0.1%)
Diversified Financial Services (0.1%)
Leucadia National Corp.^	7,818	220,467

Total Financials		220,467

Information Technology (0.0%)
Computers & Peripherals (0.0%)
Axiohm Transaction Solutions, Inc.*†	4,056	—

Total Information Technology		—

Total Common Stocks (0.1%) (Cost $1,114,532)		220,467

	Number of Warrants
WARRANTS:
Health Care (0.1%)
Life Sciences Tools & Services (0.1%)
Charles River Laboratories International, Inc., $5.19, expiring 10/1/09*†	250	72,276

Total Health Care		72,276

Information Technology (0.0%)
Communications Equipment (0.0%)
Loral Space & Communications, $0.14, expiring 1/15/07*†	600	—

Internet Software & Services (0.0%)
Verado Holdings, Inc., $0.01, expiring 4/15/08*†	300	—

Total Information Technology		—

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Pathnet, Inc., $0.01, expiring 4/15/08*†	250	—

Total Telecommunication Services		—

Total Warrants (0.1%) (Cost $5,940)		72,276

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (18.6%)
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	$3,981,607	$3,981,607
Nomura Securities Co., Ltd.,
Repurchase Agreement
5.35%, 1/2/07 (r)	31,676,594	31,676,594

Total Short-Term Investmentsof Cash Collateral for Securities Loaned		35,658,201

Time Deposit (3.4%)
JPMorgan Chase Nassau
4.75%, 1/2/07	6,617,490	6,617,490

Total Short-Term Investments (22.0%) (Amortized Cost $42,275,691)		42,275,691

Total Investments (117.1%) (Cost/Amortized Cost $221,867,021)		224,843,588
Other Assets Less Liabilities (-17.1%)		(32,787,283)

Net Assets (100%)		$192,056,305

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $72,276 or 0.04% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $36,540,063 or 19.03% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases in increments to maturity.Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

(h)	Security in default.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$147,550,509
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$73,510,195

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,698,673
Aggregate gross unrealized depreciation	(1,868,135)

Net unrealized appreciation	$2,830,538

Federal income tax cost of investments	$222,013,050

At December 31, 2006, the Portfolio had loaned securities with a total value of $35,077,663. This was secured by collateral of $35,658,201 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $24,720,759 of which $1,303,139 expires in the year 2007, $4,139,621 expires in the year 2008, $6,348,144 expires in the year 2009, $10,736,475 expires in the year 2010, $2,157,878 expires in the year 2011 and $35,502 expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Automobiles (1.2%)
Harley-Davidson, Inc.	11,390	$802,653

Diversified Consumer Services (1.2%)
Apollo Group, Inc., Class A*	3,620	141,071
H&R Block, Inc.	28,290	651,802

		792,873

Household Durables (0.2%)
Hunter Douglas N.V.	1,400	112,428

Internet & Catalog Retail (1.2%)
Amazon.com, Inc.*	10,430	411,568
Expedia, Inc.*	3,480	73,011
IAC/InterActiveCorp*	3,250	120,770
Liberty Media Corp., Interactive, Class A*	9,490	204,699

		810,048

Media (5.9%)
Comcast Corp., Special, Class A*	41,100	1,721,268
Gannett Co., Inc.	2,430	146,918
Lagardere SCA	5,400	434,363
Liberty Media Corp., Capital Series, Class A*	1,870	183,223
News Corp., Class A	49,900	1,071,852
NTL, Inc.	11,620	293,289
WPP Group plc (ADR)	2,300	155,802

		4,006,715

Multiline Retail (0.2%)
Sears Holdings Corp.*	780	130,985

Specialty Retail (1.2%)
Bed Bath & Beyond, Inc.*	10,200	388,620
CarMax, Inc.*	2,880	154,455
Lowe’s Cos., Inc.	8,580	267,267

		810,342

Total Consumer Discretionary		7,466,044

Consumer Staples (12.8%)
Beverages (1.7%)
Diageo plc (Sponsored ADR)	10,100	801,031
Heineken Holding N.V.	8,900	361,468

		1,162,499

Food & Staples Retailing (4.4%)
Costco Wholesale Corp.	36,600	1,935,042
Wal-Mart Stores, Inc.	22,200	1,025,196

		2,960,238

Food Products (0.6%)
Hershey Co.	8,230	409,854

Household Products (0.9%)
Procter & Gamble Co.	9,600	616,992

Personal Products (0.4%)
Avon Products, Inc.	8,130	268,615

Tobacco (4.8%)
Altria Group, Inc.	37,280	3,199,370

Total Consumer Staples		8,617,568

Energy (11.5%)
Energy Equipment & Services (0.8%)
Transocean, Inc.*	6,610	534,683

Oil, Gas & Consumable Fuels (10.7%)
Canadian Natural Resources Ltd.	11,400	606,822
China Coal Energy Co.*	201,800	131,035
ConocoPhillips	39,800	2,863,610
Devon Energy Corp.	22,200	1,489,176
EOG Resources, Inc.	17,530	1,094,748
Occidental Petroleum Corp.	20,740	1,012,734

		7,198,125

Total Energy		7,732,808

Financials (36.9%)
Capital Markets (2.7%)
Ameriprise Financial, Inc.	12,750	694,875
Mellon Financial Corp.	11,800	497,370
Morgan Stanley	5,000	407,150
State Street Corp.	3,060	206,366

		1,805,761

Commercial Banks (7.5%)
Commerce Bancorp, Inc./New Jersey	10,400	366,808
HSBC Holdings plc	79,700	1,452,219
Wachovia Corp.	26,442	1,505,872
Wells Fargo & Co.	48,070	1,709,369

		5,034,268

Consumer Finance (4.7%)
American Express Co.	52,400	3,179,108

Diversified Financial Services (7.2%)
Citigroup, Inc.	28,780	1,603,046
JPMorgan Chase & Co.	47,200	2,279,760
Moody’s Corp.	13,490	931,620

		4,814,426

Insurance (13.7%)
Ambac Financial Group, Inc.	310	27,612
American International Group, Inc.	39,100	2,801,906
Aon Corp.	13,060	461,540
Berkshire Hathaway, Inc., Class B*	534	1,957,644
Chubb Corp.	4,430	234,391
Everest Reinsurance Group Ltd.	900	88,299
Loews Corp.	33,860	1,404,174
Markel Corp.*	127	60,973
Principal Financial Group, Inc.	3,800	223,060
Progressive Corp.	59,870	1,450,051
Sun Life Financial, Inc.	1,970	83,430
Transatlantic Holdings, Inc.	6,785	421,349

		9,214,429

Real Estate Investment Trusts (REITs) (1.1%)
General Growth Properties, Inc. (REIT)	14,610	763,080

Total Financials		24,811,072

Health Care (3.5%)
Health Care Providers & Services (3.5%)
Cardinal Health, Inc.	7,460	480,648
Caremark Rx, Inc.	12,800	731,008
Express Scripts, Inc.*	4,200	300,720
UnitedHealth Group, Inc.	15,200	816,696

Total Health Care		2,329,072

Industrials (5.1%)
Air Freight & Logistics (0.4%)
United Parcel Service, Inc., Class B	3,780	283,424

Industrial Conglomerates (3.7%)
Tyco International Ltd.	80,950	2,460,880

Marine (0.3%)
Kuehne & Nagel International AG	2,238	162,529

Transportation Infrastructure (0.7%)
China Merchants Holdings International Co. Ltd.	86,438	354,543

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Cosco Pacific Ltd.	60,900	$142,986

		497,529

Total Industrials		3,404,362

Information Technology (4.7%)
Communications Equipment (0.2%)
Nokia Oyj (ADR)	7,340	149,149

Computers & Peripherals (1.2%)
Dell, Inc.*	14,660	367,819
Hewlett-Packard Co.	9,480	390,481

		758,300

IT Services (1.2%)
Iron Mountain, Inc.*	19,500	806,130

Software (2.1%)
Microsoft Corp.	47,800	1,427,308

Total Information Technology		3,140,887

Materials (3.9%)
Construction Materials (1.7%)
Martin Marietta Materials, Inc.	5,420	563,192
Vulcan Materials Co.	6,250	561,688

		1,124,880

Containers & Packaging (1.9%)
Sealed Air Corp.	19,820	1,286,714

Metals & Mining (0.3%)
BHP Billiton plc	5,250	96,020
Rio Tinto plc	2,030	107,987

		204,007

Total Materials		2,615,601

Telecommunication Services (1.4%)
Wireless Telecommunication Services (1.4%)
SK Telecom Co., Ltd. (ADR)	12,110	320,673
Sprint Nextel Corp.	35,050	662,094

Total Telecommunication Services		982,767

Total Common Stocks (90.9%) (Cost $59,064,229)		61,100,181

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (12.9%)
Federal Home Loan Mortgage Corp. 4.82%, 1/2/07 (o)(p)	$8,636,000	8,633,687

Time Deposit (0.0%)
JPMorgan Chase Nassau 4.75%, 1/2/07	28	28

Total Short-Term Investments (12.9%) (Cost/Amortized Cost $8,634,872)		8,633,715

Total Investments (103.8%) (Cost/Amortized Cost $67,699,101)		69,733,896
Other Assets Less Liabilities (-3.8%)		(2,522,489)

Net Assets (100%)		$67,211,407

*	Non-income producing.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the period ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$59,105,150
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$41,630

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,290,507
Aggregate gross unrealized depreciation	(255,766)

Net unrealized appreciation	$2,034,741

Federal income tax cost of investments	$67,699,155

For the period ended December 31, 2006, the Portfolio incurred approximately $1,561 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.6%)
Auto Components (0.2%)
Goodyear Tire & Rubber Co.*^	51,900	$1,089,381
Johnson Controls, Inc.	57,300	4,923,216

		6,012,597

Automobiles (0.4%)
Ford Motor Co.^	550,597	4,134,984
General Motors Corp.^	165,500	5,084,160
Harley-Davidson, Inc.	76,800	5,412,096

		14,631,240

Distributors (0.1%)
Genuine Parts Co.	50,100	2,376,243

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	40,900	1,593,873
H&R Block, Inc.	94,100	2,168,064

		3,761,937

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	130,200	6,386,310
Darden Restaurants, Inc.	42,750	1,717,267
Harrah’s Entertainment, Inc.	54,400	4,499,968
Hilton Hotels Corp.	112,900	3,940,210
International Game Technology	99,300	4,587,660
Marriott International, Inc., Class A	100,600	4,800,632
McDonald’s Corp.	358,900	15,910,037
Starbucks Corp.*	221,300	7,838,446
Starwood Hotels & Resorts Worldwide, Inc.	63,800	3,987,500
Wendy’s International, Inc.	27,900	923,211
Wyndham Worldwide Corp.*	58,595	1,876,212
Yum! Brands, Inc.	79,240	4,659,312

		61,126,765

Household Durables (0.6%)
Black & Decker Corp.	20,000	1,599,400
Centex Corp.^	34,700	1,952,569
D.R. Horton, Inc.	79,700	2,111,253
Fortune Brands, Inc.	44,200	3,774,238
Harman International Industries, Inc.	19,100	1,908,281
KB Home^	23,000	1,179,440
Leggett & Platt, Inc.^	52,800	1,261,920
Lennar Corp., Class A	40,500	2,124,630
Newell Rubbermaid, Inc.	80,976	2,344,255
Pulte Homes, Inc.^	61,900	2,050,128
Snap-On, Inc.	17,000	809,880
Stanley Works^	23,700	1,191,873
Whirlpool Corp.^	22,866	1,898,336

		24,206,203

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*^	92,000	3,630,320
IAC/InterActiveCorp*^	65,250	2,424,690

		6,055,010

Leisure Equipment & Products (0.2%)
Brunswick Corp.	27,100	864,490
Eastman Kodak Co.^	84,000	2,167,200
Hasbro, Inc.	47,808	1,302,768
Mattel, Inc.	110,600	2,506,196

		6,840,654

Media (3.7%)
CBS Corp., Class B	228,450	7,123,071
Clear Channel Communications, Inc.	145,290	5,163,607
Comcast Corp., Class A*	612,600	25,931,358
DIRECTV Group, Inc.*	225,610	5,626,713
Dow Jones & Co., Inc.^	19,000	722,000
E.W. Scripps Co., Class A^	24,400	1,218,536
Gannett Co., Inc.	69,200	4,183,832
Interpublic Group of Cos., Inc.*^	129,000	1,578,960
McGraw-Hill Cos., Inc.	103,000	7,006,060
Meredith Corp.	11,400	642,390
New York Times Co., Class A^	42,200	1,027,992
News Corp., Class A	683,900	14,690,172
Omnicom Group, Inc.	50,300	5,258,362
Time Warner, Inc.	1,190,400	25,926,912
Tribune Co.^	55,750	1,715,985
Univision Communications, Inc., Class A*	73,400	2,599,828
Viacom, Inc., Class B*	207,650	8,519,880
Walt Disney Co.	611,800	20,966,386

		139,902,044

Multiline Retail (1.1%)
Big Lots, Inc.*^	31,800	728,856
Dillards, Inc., Class A^	17,700	618,969
Dollar General Corp.	91,290	1,466,117
Family Dollar Stores, Inc.	44,300	1,299,319
Federated Department Stores, Inc.	159,072	6,065,415
J.C. Penney Co., Inc.	65,600	5,074,816
Kohl’s Corp.*	95,800	6,555,594
Nordstrom, Inc.	66,800	3,295,912
Sears Holdings Corp.*	24,362	4,091,111
Target Corp.	251,400	14,342,370

		43,538,479

Specialty Retail (2.0%)
AutoNation, Inc.*^	44,789	954,901
AutoZone, Inc.*	15,500	1,791,180
Bed Bath & Beyond, Inc.*^	82,600	3,147,060
Best Buy Co., Inc.	118,975	5,852,380
Circuit City Stores, Inc.	41,200	781,976
Gap, Inc.	157,575	3,072,713
Home Depot, Inc.	604,150	24,262,664
Limited Brands, Inc.	99,357	2,875,392
Lowe’s Cos., Inc.	447,200	13,930,280
Office Depot, Inc.*	82,900	3,164,293
OfficeMax, Inc.	21,700	1,077,405
RadioShack Corp.^	39,700	666,166
Sherwin-Williams Co.	33,000	2,098,140
Staples, Inc.	212,575	5,675,752
Tiffany & Co.^	40,400	1,585,296
TJX Cos., Inc.	131,500	3,750,380

		74,685,978

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	107,100	4,601,016
Jones Apparel Group, Inc.	33,000	1,103,190
Liz Claiborne, Inc.	30,200	1,312,492
NIKE, Inc., Class B	56,100	5,555,583
V.F. Corp.	26,000	2,134,080

		14,706,361

Total Consumer Discretionary		397,843,511

Consumer Staples (9.2%)
Beverages (2.0%)
Anheuser-Busch Cos., Inc.	225,000	11,070,000
Brown-Forman Corp., Class B	23,000	1,523,520
Coca-Cola Co.	596,500	28,781,125
Coca-Cola Enterprises, Inc.	80,600	1,645,852
Constellation Brands, Inc., Class A*^	61,700	1,790,534
Molson Coors Brewing Co., Class B	13,400	1,024,296
Pepsi Bottling Group, Inc.	39,700	1,227,127
PepsiCo, Inc.	482,560	30,184,128

		77,246,582

Food & Staples Retailing (2.2%)
Costco Wholesale Corp.	137,000	7,243,190
CVS Corp.	240,400	7,430,764

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Kroger Co.	211,500	$4,879,305
Safeway, Inc.	130,100	4,496,256
SUPERVALU, Inc.	61,929	2,213,962
Sysco Corp.	181,000	6,653,560
Wal-Mart Stores, Inc.	720,000	33,249,600
Walgreen Co.	295,000	13,537,550
Whole Foods Market, Inc.^	41,300	1,938,209

		81,642,396

Food Products (1.1%)
Archer-Daniels-Midland Co.	191,866	6,132,037
Campbell Soup Co.	67,500	2,625,075
ConAgra Foods, Inc.	149,500	4,036,500
Dean Foods Co.*	39,010	1,649,343
General Mills, Inc.	103,300	5,950,080
H.J. Heinz Co.	97,050	4,368,221
Hershey Co.^	51,400	2,559,720
Kellogg Co.	73,200	3,664,392
McCormick & Co., Inc. (Non-Voting)	38,600	1,488,416
Sara Lee Corp.	222,500	3,789,175
Tyson Foods, Inc., Class A	73,700	1,212,365
Wm. Wrigley Jr. Co.^	64,125	3,316,545

		40,791,869

Household Products (2.2%)
Clorox Co.	44,300	2,841,845
Colgate-Palmolive Co.	151,200	9,864,288
Kimberly-Clark Corp.	134,144	9,115,085
Procter & Gamble Co.	929,410	59,733,180

		81,554,398

Personal Products (0.1%)
Avon Products, Inc.	131,000	4,328,240
Estee Lauder Cos., Inc., Class A	37,800	1,542,996

		5,871,236

Tobacco (1.6%)
Altria Group, Inc.	612,800	52,590,496
Reynolds American, Inc.^	50,200	3,286,594
UST, Inc.	47,100	2,741,220

		58,618,310

Total Consumer Staples		345,724,791

Energy (9.8%)
Energy Equipment & Services (1.7%)
Baker Hughes, Inc.	96,260	7,186,771
BJ Services Co.	87,500	2,565,500
Halliburton Co.	301,800	9,370,890
Nabors Industries Ltd.*	92,500	2,754,650
National Oilwell Varco, Inc.*	51,300	3,138,534
Noble Corp.	40,200	3,061,230
Rowan Cos., Inc.^	32,300	1,072,360
Schlumberger Ltd.	346,600	21,891,256
Smith International, Inc.^	58,710	2,411,220
Transocean, Inc.*	85,592	6,923,537
Weatherford International Ltd.*	101,300	4,233,327

		64,609,275

Oil, Gas & Consumable Fuels (8.1%)
Anadarko Petroleum Corp.	134,444	5,851,003
Apache Corp.	96,380	6,410,234
Chesapeake Energy Corp.^	118,500	3,442,425
Chevron Corp.	643,384	47,308,026
ConocoPhillips	482,334	34,703,931
Consol Energy, Inc.	53,600	1,722,168
Devon Energy Corp.	129,100	8,660,028
El Paso Corp.^	203,696	3,112,475
EOG Resources, Inc.	71,000	4,433,950
Exxon Mobil Corp.	1,740,150	133,347,694
Hess Corp.	79,100	3,920,987
Kinder Morgan, Inc.	31,400	3,320,550
Marathon Oil Corp.	104,882	9,701,585
Murphy Oil Corp.	54,700	2,781,495
Occidental Petroleum Corp.	252,200	12,314,926
Peabody Energy Corp.	77,400	3,127,734
Sunoco, Inc.	36,000	2,244,960
Valero Energy Corp.	179,400	9,178,104
Williams Cos., Inc.	174,300	4,552,716
XTO Energy, Inc.	107,066	5,037,455

		305,172,446

Total Energy		369,781,721

Financials (22.2%)
Capital Markets (3.8%)
Ameriprise Financial, Inc.	71,340	3,888,030
Bank of New York Co., Inc.	223,400	8,795,258
Bear Stearns Cos., Inc.	35,253	5,738,483
Charles Schwab Corp.	302,625	5,852,768
E*Trade Financial Corp.*	125,000	2,802,500
Federated Investors, Inc., Class B	26,500	895,170
Franklin Resources, Inc.	48,800	5,376,296
Goldman Sachs Group, Inc.	126,400	25,197,840
Janus Capital Group, Inc.	60,500	1,306,195
Legg Mason, Inc.	38,400	3,649,920
Lehman Brothers Holdings, Inc.	157,300	12,288,276
Mellon Financial Corp.	120,400	5,074,860
Merrill Lynch & Co., Inc.	259,500	24,159,450
Morgan Stanley	313,810	25,553,548
Northern Trust Corp.	54,900	3,331,881
State Street Corp.	96,900	6,534,936
T. Rowe Price Group, Inc.	76,600	3,352,782

		143,798,193

Commercial Banks (4.2%)
BB&T Corp.	157,200	6,905,796
Comerica, Inc.	47,450	2,784,366
Commerce Bancorp, Inc./New Jersey^	54,600	1,925,742
Compass Bancshares, Inc.	37,900	2,260,735
Fifth Third Bancorp	163,267	6,682,518
First Horizon National Corp.^	36,300	1,516,614
Huntington Bancshares, Inc./Ohio	69,488	1,650,340
KeyCorp	118,000	4,487,540
M&T Bank Corp.	22,800	2,785,248
Marshall & Ilsley Corp.	74,400	3,579,384
National City Corp.	177,000	6,471,120
PNC Financial Services Group, Inc.	86,200	6,382,248
Regions Financial Corp.	213,002	7,966,275
SunTrust Banks, Inc.^	106,800	9,019,260
Synovus Financial Corp.	94,800	2,922,684
U.S. Bancorp.	520,145	18,824,048
Wachovia Corp.	560,330	31,910,793
Wells Fargo & Co.	985,600	35,047,936
Zions Bancorp	31,200	2,572,128

		155,694,775

Consumer Finance (1.0%)
American Express Co.	355,600	21,574,252
Capital One Financial Corp.	119,848	9,206,723
SLM Corp.	120,000	5,852,400

		36,633,375

Diversified Financial Services (5.7%)
Bank of America Corp.	1,324,822	70,732,247
Chicago Mercantile Exchange Holdings, Inc., Class A^	10,460	5,331,985
CIT Group, Inc.	58,200	3,245,814
Citigroup, Inc.	1,447,116	80,604,361
JPMorgan Chase & Co.	1,016,093	49,077,292
Moody’s Corp.	69,300	4,785,858

		213,777,557

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Insurance (4.8%)
ACE Ltd.	95,200	$5,766,264
Aflac, Inc.	145,300	6,683,800
Allstate Corp.	184,276	11,998,210
Ambac Financial Group, Inc.	31,000	2,761,170
American International Group, Inc.	760,657	54,508,681
Aon Corp.	92,025	3,252,163
Chubb Corp.	120,200	6,359,782
Cincinnati Financial Corp.^	50,713	2,297,806
Genworth Financial, Inc., Class A	133,170	4,555,746
Hartford Financial Services Group, Inc.	89,100	8,313,921
Lincoln National Corp.	84,028	5,579,459
Loews Corp.	133,800	5,548,686
Marsh & McLennan Cos., Inc.	161,100	4,939,326
MBIA, Inc.^	39,450	2,882,217
MetLife, Inc.	222,300	13,117,923
Principal Financial Group, Inc.	78,800	4,625,560
Progressive Corp.	226,000	5,473,720
Prudential Financial, Inc.	142,000	12,192,120
Safeco Corp.	31,100	1,945,305
St. Paul Travelers Cos., Inc.	202,224	10,857,407
Torchmark Corp.	29,000	1,849,040
UnumProvident Corp.^	100,220	2,082,572
XL Capital Ltd., Class A	52,800	3,802,656

		181,393,534

Real Estate Investment Trusts (REITs) (1.1%)
Apartment Investment & Management Co. (REIT)	28,500	1,596,570
Archstone-Smith Trust (REIT)	62,700	3,649,767
Boston Properties, Inc. (REIT)	33,500	3,747,980
Equity Office Properties Trust (REIT)	102,500	4,937,425
Equity Residential (REIT)	85,200	4,323,900
Kimco Realty Corp. (REIT)	63,370	2,848,482
Plum Creek Timber Co., Inc. (REIT)^	52,400	2,088,140
ProLogis (REIT)	71,800	4,363,286
Public Storage, Inc. (REIT)	35,500	3,461,250
Simon Property Group, Inc. (REIT)	64,750	6,558,527
Vornado Realty Trust (REIT)	37,700	4,580,550

		42,155,877

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	53,600	1,779,520
Realogy Corp.*	62,394	1,891,786

		3,671,306

Thrifts & Mortgage Finance (1.5%)
Countrywide Financial Corp.^	179,098	7,602,710
Fannie Mae	283,300	16,825,187
Freddie Mac	202,300	13,736,170
MGIC Investment Corp.^	24,700	1,544,738
Sovereign Bancorp, Inc.	104,885	2,663,030
Washington Mutual, Inc.	281,990	12,827,725

		55,199,560

Total Financials		832,324,177

Health Care (12.0%)
Biotechnology (1.3%)
Amgen, Inc.*	342,604	23,403,279
Biogen Idec, Inc.*	100,600	4,948,514
Celgene Corp.*	108,500	6,242,005
Genzyme Corp.*	76,500	4,710,870
Gilead Sciences, Inc.*	133,700	8,681,141
MedImmune, Inc.*^	70,100	2,269,137

		50,254,946

Health Care Equipment & Supplies (1.6%)
Bausch & Lomb, Inc.^	15,700	817,342
Baxter International, Inc.	191,000	8,860,490
Becton, Dickinson & Co.	71,600	5,022,740
Biomet, Inc.	71,625	2,955,964
Boston Scientific Corp.*	344,706	5,922,049
C.R. Bard, Inc.	30,300	2,513,991
Hospira, Inc.*	45,960	1,543,337
Medtronic, Inc.	336,400	18,000,764
St. Jude Medical, Inc.*	103,172	3,771,968
Stryker Corp.	86,900	4,789,059
Zimmer Holdings, Inc.*	71,100	5,572,818

		59,770,522

Health Care Providers & Services (2.4%)
Aetna, Inc.	160,272	6,920,545
AmerisourceBergen Corp.	59,000	2,652,640
Cardinal Health, Inc.	118,725	7,649,452
Caremark Rx, Inc.	125,000	7,138,750
CIGNA Corp.	30,100	3,960,257
Coventry Health Care, Inc.*	46,500	2,327,325
Express Scripts, Inc.*	40,300	2,885,480
Health Management Associates, Inc., Class A^	70,300	1,484,033
Humana, Inc.*	48,300	2,671,473
Laboratory Corp. of America Holdings*	36,700	2,696,349
Manor Care, Inc.^	21,600	1,013,472
McKesson Corp.	87,581	4,440,356
Medco Health Solutions, Inc.*	86,036	4,597,764
Patterson Cos., Inc.*^	40,600	1,441,706
Quest Diagnostics, Inc.^	47,300	2,506,900
Tenet Healthcare Corp.*^	137,900	961,163
UnitedHealth Group, Inc.	394,300	21,185,739
WellPoint, Inc.*	181,400	14,274,366

		90,807,770

Health Care Technology (0.1%)
IMS Health, Inc.	58,970	1,620,496

Life Sciences Tools & Services (0.3%)
Applera Corp.- Applied Biosystems Group	53,300	1,955,577
Millipore Corp.*^	15,600	1,038,960
PerkinElmer, Inc.	36,700	815,841
Thermo Fisher Scientific, Inc.*	119,000	5,389,510
Waters Corp.*	30,000	1,469,100

		10,668,988

Pharmaceuticals (6.3%)
Abbott Laboratories	447,200	21,783,112
Allergan, Inc.	44,200	5,292,508
Barr Pharmaceuticals, Inc.*	31,100	1,558,732
Bristol-Myers Squibb Co.	575,600	15,149,792
Eli Lilly & Co.	287,860	14,997,506
Forest Laboratories, Inc.*	93,100	4,710,860
Johnson & Johnson	856,210	56,526,984
King Pharmaceuticals, Inc.*	71,110	1,132,071
Merck & Co., Inc.	637,000	27,773,200
Mylan Laboratories, Inc.	61,700	1,231,532
Pfizer, Inc.	2,134,272	55,277,645
Schering-Plough Corp.	433,600	10,250,304
Watson Pharmaceuticals, Inc.*	29,900	778,297
Wyeth	393,900	20,057,388

		236,519,931

Total Health Care		449,642,653

Industrials (10.8%)
Aerospace & Defense (2.4%)
Boeing Co.	232,674	20,670,758
General Dynamics Corp.	118,100	8,780,735
Goodrich Corp.	36,500	1,662,575
Honeywell International, Inc.	239,712	10,844,571

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
L-3 Communications Holdings, Inc.	36,000	$2,944,080
Lockheed Martin Corp.	104,208	9,594,430
Northrop Grumman Corp.	100,820	6,825,514
Raytheon Co.	131,300	6,932,640
Rockwell Collins, Inc.	50,200	3,177,158
United Technologies Corp.	296,100	18,512,172

		89,944,633

Air Freight & Logistics (0.9%)
FedEx Corp.	89,760	9,749,731
United Parcel Service, Inc., Class B	316,400	23,723,672

		33,473,403

Airlines (0.1%)
Southwest Airlines Co.	230,068	3,524,642

Building Products (0.2%)
American Standard Cos., Inc.	51,100	2,342,935
Masco Corp.	116,500	3,479,855

		5,822,790

Commercial Services & Supplies (0.5%)
Allied Waste Industries, Inc.*^	74,200	911,918
Avery Dennison Corp.	27,600	1,874,868
Cintas Corp.	40,000	1,588,400
Equifax, Inc.	37,000	1,502,200
Monster Worldwide, Inc.*	37,600	1,753,664
Pitney Bowes, Inc.	64,800	2,993,112
R.R. Donnelley & Sons Co.	63,300	2,249,682
Robert Half International, Inc.	50,100	1,859,712
Waste Management, Inc.	158,156	5,815,396

		20,548,952

Construction & Engineering (0.1%)
Fluor Corp.	25,700	2,098,405

Electrical Equipment (0.5%)
American Power Conversion Corp.	49,600	1,517,264
Cooper Industries Ltd., Class A	26,800	2,423,524
Emerson Electric Co.	238,700	10,524,283
Rockwell Automation, Inc.	51,500	3,145,620

		17,610,691

Industrial Conglomerates (4.0%)
3M Co.	220,500	17,183,565
General Electric Co.	3,021,800	112,441,178
Textron, Inc.	37,000	3,469,490
Tyco International Ltd.	589,652	17,925,421

		151,019,654

Machinery (1.4%)
Caterpillar, Inc.	192,000	11,775,360
Cummins, Inc.^	15,400	1,819,972
Danaher Corp.	69,300	5,020,092
Deere & Co.	67,700	6,436,239
Dover Corp.	59,600	2,921,592
Eaton Corp.	43,900	3,298,646
Illinois Tool Works, Inc.	123,000	5,681,370
Ingersoll-Rand Co., Ltd., Class A	94,200	3,686,046
ITT Corp.	54,100	3,073,962
PACCAR, Inc.^	73,000	4,737,700
Pall Corp.^	36,500	1,261,075
Parker Hannifin Corp.	35,250	2,710,020
Terex Corp.*^	30,000	1,937,400

		54,359,474

Road & Rail (0.7%)
Burlington Northern Santa Fe Corp.	105,953	7,820,391
CSX Corp.	129,800	4,469,014
Norfolk Southern Corp.	121,100	6,090,119
Ryder System, Inc.	18,100	924,186
Union Pacific Corp.	78,900	7,260,378

		26,564,088

Trading Companies & Distributors (0.0%)
W.W. Grainger, Inc.	22,100	1,545,674

Total Industrials		406,512,406

Information Technology (15.0%)
Communications Equipment (2.7%)
ADC Telecommunications, Inc.*^	34,314	498,582
Avaya, Inc.*	133,677	1,868,805
Ciena Corp.*^	24,714	684,825
Cisco Systems, Inc.*	1,786,900	48,835,977
Comverse Technology, Inc.*	59,100	1,247,601
Corning, Inc.*	456,542	8,541,901
JDS Uniphase Corp.*^	61,550	1,025,423
Juniper Networks, Inc.*	165,600	3,136,464
Motorola, Inc.	717,102	14,743,617
QUALCOMM, Inc.	483,500	18,271,465
Tellabs, Inc.*	131,000	1,344,060

		100,198,720

Computers & Peripherals (3.7%)
Apple Computer, Inc.*	249,000	21,125,160
Dell, Inc.*	664,900	16,682,341
EMC Corp.*	672,750	8,880,300
Hewlett-Packard Co.	801,672	33,020,870
International Business Machines Corp.	445,500	43,280,325
Lexmark International, Inc., Class A*^	29,400	2,152,080
NCR Corp.*	52,700	2,253,452
Network Appliance, Inc.*	109,000	4,281,520
QLogic Corp.*	46,600	1,021,472
SanDisk Corp.*	65,900	2,835,677
Sun Microsystems, Inc.*	1,027,200	5,567,424

		141,100,621

Electronic Equipment & Instruments (0.3%)
Agilent Technologies, Inc.*	119,623	4,168,862
Jabil Circuit, Inc.	54,000	1,325,700
Molex, Inc.^	41,350	1,307,900
Sanmina-SCI Corp.*	155,900	537,855
Solectron Corp.*	267,700	861,994
Symbol Technologies, Inc.	74,300	1,110,042
Tektronix, Inc.	24,500	714,665

		10,027,018

Internet Software & Services (1.3%)
eBay, Inc.*	343,800	10,338,066
Google, Inc., Class A*	62,440	28,752,371
VeriSign, Inc.*	71,700	1,724,385
Yahoo!, Inc.*	363,800	9,291,452

		50,106,274

IT Services (1.1%)
Affiliated Computer Services, Inc., Class A*	34,680	1,693,771
Automatic Data Processing, Inc.	162,600	8,008,050
Cognizant Technology Solutions Corp., Class A*	41,250	3,182,850
Computer Sciences Corp.*	50,300	2,684,511
Convergys Corp.*^	40,600	965,468
Electronic Data Systems Corp.	151,500	4,173,825
Fidelity National Information Services, Inc.	47,600	1,908,284
First Data Corp.	223,949	5,715,178
Fiserv, Inc.*	51,000	2,673,420
Paychex, Inc.	99,075	3,917,426
Sabre Holdings Corp., Class A^	38,542	1,229,104
Unisys Corp.*	100,600	788,704
Western Union Co.	223,949	5,020,937

		41,961,528

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Office Electronics (0.1%)
Xerox Corp.*	286,300	$4,852,785

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc.*^	158,700	3,229,545
Altera Corp.*	105,100	2,068,368
Analog Devices, Inc.	103,300	3,395,471
Applied Materials, Inc.	406,500	7,499,925
Broadcom Corp., Class A*	137,200	4,432,932
Intel Corp.	1,688,300	34,188,075
KLA-Tencor Corp.^	58,300	2,900,425
Linear Technology Corp.	88,100	2,671,192
LSI Logic Corp.*	116,900	1,052,100
Maxim Integrated Products, Inc.	93,800	2,872,156
Micron Technology, Inc.*	213,600	2,981,856
National Semiconductor Corp.	87,100	1,977,170
Novellus Systems, Inc.*^	36,000	1,239,120
NVIDIA Corp.*	103,200	3,819,432
PMC-Sierra, Inc.*^	61,100	409,981
Teradyne, Inc.*^	57,600	861,696
Texas Instruments, Inc.	448,581	12,919,133
Verigy Ltd.*^	1	18
Xilinx, Inc.	99,400	2,366,714

		90,885,309

Software (3.4%)
Adobe Systems, Inc.*	169,500	6,969,840
Autodesk, Inc.*	67,800	2,743,188
BMC Software, Inc.*	60,000	1,932,000
CA, Inc.^	120,125	2,720,831
Citrix Systems, Inc.*	53,800	1,455,290
Compuware Corp.*	103,100	858,823
Electronic Arts, Inc.*	89,800	4,522,328
Intuit, Inc.*	100,000	3,051,000
Microsoft Corp.	2,528,200	75,492,052
Novell, Inc.*	99,200	615,040
Oracle Corp.*	1,180,647	20,236,290
Symantec Corp.*	274,490	5,723,116

		126,319,798

Total Information Technology		565,452,053

Materials (3.0%)
Chemicals (1.5%)
Air Products & Chemicals, Inc.	64,500	4,533,060
Ashland, Inc.	16,700	1,155,306
Dow Chemical Co.	280,801	11,215,192
E.I. du Pont de Nemours & Co.	269,800	13,141,958
Eastman Chemical Co.^	24,100	1,429,371
Ecolab, Inc.	52,300	2,363,960
Hercules, Inc.*^	33,100	639,161
International Flavors & Fragrances, Inc.^	23,100	1,135,596
Monsanto Co.	158,898	8,346,912
PPG Industries, Inc.	48,400	3,107,764
Praxair, Inc.	94,400	5,600,752
Rohm & Haas Co.	42,006	2,147,346
Sigma-Aldrich Corp.^	19,400	1,507,768

		56,324,146

Construction Materials (0.1%)
Vulcan Materials Co.^	28,300	2,543,321

Containers & Packaging (0.2%)
Ball Corp.	30,500	1,329,800
Bemis Co.	30,700	1,043,186
Pactiv Corp.*	40,400	1,441,876
Sealed Air Corp.^	23,717	1,539,708
Temple-Inland, Inc.^	31,800	1,463,754

		6,818,324

Metals & Mining (0.9%)
Alcoa, Inc.	253,748	7,614,978
Allegheny Technologies, Inc.^	29,450	2,670,526
Freeport-McMoRan Copper & Gold, Inc., Class B^	57,500	3,204,475
Newmont Mining Corp.	131,600	5,941,740
Nucor Corp.	90,300	4,935,798
Phelps Dodge Corp.	59,696	7,146,805
United States Steel Corp.	36,000	2,633,040

		34,147,362

Paper & Forest Products (0.3%)
International Paper Co.	133,035	4,536,493
MeadWestvaco Corp.	52,959	1,591,948
Weyerhaeuser Co.	72,100	5,093,865

		11,222,306

Total Materials		111,055,459

Telecommunication Services (3.5%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	1,136,913	40,644,640
BellSouth Corp.	531,500	25,038,965
CenturyTel, Inc.	34,050	1,486,623
Citizens Communications Co.^	93,900	1,349,343
Embarq Corp.	43,609	2,292,089
Qwest Communications International, Inc.*^	468,443	3,920,868
Verizon Communications, Inc.	848,446	31,596,129
Windstream Corp.	138,686	1,972,115

		108,300,772

Wireless Telecommunication Services (0.6%)
ALLTEL Corp.	113,600	6,870,528
Sprint Nextel Corp.	874,391	16,517,246

		23,387,774

Total Telecommunication Services		131,688,546

Utilities (3.5%)
Electric Utilities (1.9%)
Allegheny Energy, Inc.*	48,200	2,212,862
American Electric Power Co., Inc.	115,280	4,908,622
Duke Energy Corp.	366,712	12,178,506
Edison International, Inc.	95,400	4,338,792
Entergy Corp.	61,000	5,631,520
Exelon Corp.	196,000	12,130,440
FirstEnergy Corp.	96,601	5,825,040
FPL Group, Inc.^	118,400	6,443,328
Pinnacle West Capital Corp.^	29,100	1,475,079
PPL Corp.	111,488	3,995,730
Progress Energy, Inc.	74,200	3,641,736
Southern Co.^	217,300	8,009,678

		70,791,333

Gas Utilities (0.1%)
Nicor, Inc.^	13,000	608,400
Peoples Energy Corp.	11,200	499,184
Questar Corp.	25,100	2,084,555

		3,192,139

Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	193,600	4,266,944
Constellation Energy Group, Inc.	52,600	3,622,562
Dynegy, Inc., Class A*	112,465	814,247
TXU Corp.	135,100	7,323,771

		16,027,524

Multi-Utilities (1.1%)
Ameren Corp.^	60,300	3,239,919
CenterPoint Energy, Inc.^	91,200	1,512,096
CMS Energy Corp.*^	64,800	1,082,160
Consolidated Edison, Inc.^	72,100	3,465,847
Dominion Resources, Inc.	103,323	8,662,600
DTE Energy Co.^	52,000	2,517,320
KeySpan Corp.	51,200	2,108,416
NiSource, Inc.	79,759	1,922,192

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
PG&E Corp.^	101,900	$4,822,927
Public Service Enterprise Group, Inc.	73,700	4,892,206
Sempra Energy	76,422	4,282,689
TECO Energy, Inc.^	61,100	1,052,753
Xcel Energy, Inc.^	118,745	2,738,260

		42,299,385

Total Utilities		132,310,381

Total Common Stocks (99.6%) (Cost $2,949,285,038)		3,742,335,698

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (3.6%)
Aegis Finance LLC
5.34%, 1/12/07	$9,952,800	9,952,800
Calyon/London
5.35%, 1/2/07	4,626,788	4,626,788
Canadian Imperial Bank N.Y.
5.34%, 2/28/07 (l)	10,000,000	10,000,000
CIT Group Holdings, Inc.
5.39%, 2/21/08 (l)	15,009,732	15,009,732
Citigroup, Inc.
5.39%, 11/1/07 (l)	1,300,532	1,300,532
Dexia Credit Local de France
5.34%, 4/13/07	20,000,000	20,000,000
Dresdner Bank/London
5.38%, 1/2/07	10,000,000	10,000,000
Lake Constance Funding LLC
5.36%, 1/16/07	14,939,925	14,939,925
Liberty Street Funding Co.
5.35%, 1/5/07	5,993,758	5,993,758
Links Finance Corp.
5.37%, 11/21/07 (l)	20,001,135	20,001,135
Three Pillars Funding Corp.
5.36%, 1/22/07	14,926,713	14,926,713
Ticonderoga Funding LLC
5.37%, 1/25/07	10,952,593	10,952,593

Total Short-Term Investments of Cash Collateral for Securities Loaned		137,703,976

Time Deposit (0.3%)
JPMorgan Chase Nassau
4.75%, 1/2/07	11,030,528	11,030,528

Total Short-Term Investments (3.9%) (Amortized Cost $148,734,504)		148,734,504

Total Investments (103.5%) (Cost/Amortized Cost $ 3,098,019,542)		3,891,070,202
Other Assets Less Liabilities (-3.5%)		(132,816,838)

Net Assets (100%)		$3,758,253,364

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

At December 31, 2006 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/06	Unrealized Depreciation
S&P 500 Index	8	March-07	$2,862,400	$2,856,800	$(5,600)

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$146,947,387
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$436,512,876

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,045,983,264
Aggregate gross unrealized depreciation	(268,823,312)

Net unrealized appreciation	$777,159,952

Federal income tax cost of investments	$3,113,910,250

At December 31, 2006, the Portfolio had loaned securities with a total value of $134,658,373. This was secured by collateral of $137,703,976 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (6.0%)
Australia & New Zealand Banking Group Ltd.
6.000%, 3/1/11	AUD	7,500,000	$5,763,819
Australian Government Bond
6.000%, 2/15/17		19,300,000	15,343,008
General Electric Capital Australia Funding Pty Ltd.
6.000%, 6/15/11		1,360,000	1,043,190

Total Australia			22,150,017

Austria (0.1%)
Republic of Austria International Bond
6.000%, 9/26/08	NZD	820,000	563,975

Belgium (0.1%)
Telenet Communications N.V.
9.000%, 12/15/13 (b)(m)	EUR	168,075	243,241

Bermuda (0.5%)
Central European Media Enterprises Ltd.
8.250%, 5/15/12 (m)		1,200,000	1,728,751

Canada (15.3%)
Canada Housing Trust No. 1
4.600%, 9/15/11	CAD	14,260,000	12,508,656
Canadian Government Bond
5.000%, 6/1/14		14,395,000	13,100,848
4.250%, 12/1/21		1,003,856	1,140,990
4.250%, 12/1/26		12,927,931	15,695,154
Province of Ontario
5.750%, 3/3/08	NZD	1,774,000	1,224,273
6.250%, 6/16/15		4,800,000	3,248,918
4.400%, 3/8/16	CAD	8,270,000	7,127,323
Province of Quebec
5.125%, 6/3/14		2,800,000	2,503,325

Total Canada			56,549,487

Cayman Islands (0.0%)
ASIF II
5.375%, 12/7/09	GBP	100,000	194,428

Denmark (10.0%)
Nordea Bank Danmark AB
4.000%, 10/1/35	DKK	64,187,099	10,485,713
Nordic Telephone Co. Holdings ApS
8.250%, 5/1/16 (b)(m)	EUR	1,085,000	1,573,810
Nykredit Realkredit A/S
4.000%, 10/1/25	DKK	13,015,341	2,210,819
5.000%, 10/1/35		46,140,602	8,136,698
5.000%, 10/1/38		8,300,000	1,444,729
Realkredit Danmark A/S
5.000%, 10/1/35		17,005,702	2,990,159
Totalkredit A/S
4.390%, 1/1/15 (l)		56,282,962	10,065,641

Total Denmark			36,907,569

France (2.8%)
France Telecom S.A.
7.500%, 3/14/11 (m)	GBP	740,000	1,546,775
Societe National des Chemins de Fer Francais
4.625%, 1/14/15	CAD	1,000,000	872,599
Total Capital S.A.
4.875%, 12/23/10	GBP	4,100,000	7,840,743

Total France			10,260,117

Germany (2.2%)
Kreditanstalt fuer Wiederaufbau
5.375%, 1/29/14		838,000	1,658,100
L-Bank Landeskreditbank Baden-Wuerttemberg Foerderbank
6.500%, 9/28/07	NZD	1,000,000	696,145
Landwirtschaftliche Rentenbank
7.000%, 12/27/07	NZD	1,400,000	975,138
5.750%, 6/15/11	AUD	6,260,000	4,795,498

Total Germany			8,124,881

Hong Kong (3.0%)
Hong Kong Government Bond
4.230%, 3/21/11	HKD	83,150,000	10,921,573

Hungary (2.7%)
Hungary Government Bond
6.500%, 8/12/08	HUF	1,950,000,000	10,029,493

Luxembourg (0.5%)
Lighthouse International Co. S.A.
8.000%, 4/30/14 (b)(m)	EUR	1,180,000	1,703,828

Mexico (2.9%)
United Mexican States
10.000%, 12/5/24	MXN	94,460,000	10,809,737

Netherlands (2.4%)
Bank Nederlandse Gemeenten
5.000%, 7/16/10	AUD	6,950,000	5,217,101
RWE Finance B.V.
4.625%, 8/17/10	GBP	2,000,000	3,791,943

Total Netherlands			9,009,044

New Zealand (3.0%)
New Zealand Government Bond
6.000%, 7/15/08	NZD	15,670,000	10,943,776

Norway (4.6%)
Norwegian Government Bond
6.500%, 5/15/13	NOK	76,335,000	13,650,937
4.250%, 5/19/17		20,070,000	3,193,626

Total Norway			16,844,563

Poland (2.9%)
Poland Government Bond
4.250%, 5/24/11	PLN	31,475,000	10,533,305

Singapore (2.9%)
Singapore Government Bond
3.625%, 7/1/14	SGD	16,050,000	10,859,876

South Africa (0.4%)
Savcio Holdings Pty Ltd.
8.000%, 2/15/13 (m)	EUR	1,150,000	1,588,479

South Korea (2.7%)
Korea Treasury Bond
4.750%, 6/10/09	KRW	9,400,000,000	10,063,478

Supranational (0.6%)
Eurofima
5.500%, 9/15/09	AUD	480,000	369,895
6.500%, 8/22/11		540,000	426,921
6.250%, 12/28/18		1,800,000	1,419,920

Total Supranational			2,216,736

Sweden (9.6%)
Swedish Government Bond
8.000%, 8/15/07	SEK	6,500,000	975,903
5.500%, 10/8/12		114,750,000	18,184,260
3.000%, 7/12/16		117,400,000	16,099,395

Total Sweden			35,259,558

United Kingdom (9.0%)
BAT International Finance plc
5.750%, 12/9/13	GBP	1,500,000	2,933,964
BP Capital Markets plc
5.000%, 12/27/07		700,000	1,362,692

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount		Value (Note 1)
HBOS Treasury Services plc
4.875%, 12/21/07	GBP	1,000,000	$1,943,321
Marks & Spencer plc
5.625%, 3/24/14		4,000,000	7,706,631
National Grid Gas plc
7.000%, 12/15/08	AUD	150,000	118,690
Tesco plc
4.750%, 4/13/10	EUR	1,500,000	2,005,939
United Kingdom Gilt Inflation Linked Bond
2.500%, 8/23/11	GBP	325,000	1,719,053
1.250%, 11/22/17		8,061,660	15,236,695

Total United Kingdom			33,026,985

United States (12.3%)
Constellation Brands, Inc.
8.500%, 11/15/09		800,000	1,659,663
Federal Home Loan Mortgage Corp.
6.000%, 4/1/36		$879,336	885,839
6.000%, 7/1/36		3,073,224	3,095,953
General Electric Capital Corp.
6.125%, 2/22/11		3,200,000	3,307,846
Goldman Sachs Group, Inc.
6.875%, 1/15/11		6,250,000	6,616,069
Government National Mortgage Association
5.500%, 6/15/35		1,055,101	1,050,283
Merrill Lynch & Co., Inc.
5.125%, 9/24/10	GBP	130,000	250,701
Morgan Stanley
5.375%, 11/14/13		250,000	484,353
5.125%, 11/30/15		1,080,000	2,046,303
Nestle Holdings, Inc.
5.500%, 11/18/09	AUD	500,000	384,778
TRW Automotive, Inc.
10.125%, 2/15/13	EUR	1,170,000	1,695,175
U.S. Treasury Bonds
4.500%, 2/15/36		$10,400,000	9,889,755
Inflation Indexed
2.375%, 1/15/25		9,640,260	9,597,708
U.S. Treasury Notes Inflation Indexed
2.000%, 1/15/16		3,051,840	2,946,695
Wal-Mart Stores, Inc.
4.750%, 1/29/13	GBP	850,000	1,615,216

Total United States			45,526,337

Total Investments (96.5%) (Cost $344,727,594)			356,059,234

Other Assets Less Liabilities (3.5%)			12,753,325

Net Assets (100%)			$368,812,559

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

AUD — Australian Dollar

CAD — Canadian Dollar

DKK — Danish Krone

EUR — European Currency Unit

GBP — British Pound

HKD — Hong Kong Dollar

HUF — Hungarian Forint

KRW — South Korean Won

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SGD — Singapore Dollar

SEK — Swedish Krona

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

At December 31, 2006 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Australian Dollar, expiring 1/11/07	43,600	$33,688,412	$34,359,416	$671,004
British Pound, expiring 1/11/07	21,400	40,971,370	41,885,007	913,637
European Union, expiring 2/28/07	32,578	42,840,000	43,067,503	227,503
European Union, expiring 3/1/07	7,480	9,878,684	9,888,308	9,624
Japanese Yen, expiring 1/11/07	4,699,547	39,961,780	39,478,986	(482,794)

				$1,338,974

Foreign Currency Sell Contracts
Australian Dollar, expiring 1/11/07	43,600	$32,380,848	$34,359,416	$(1,978,568)
British Pound, expiring 1/11/07	21,400	39,961,780	41,885,007	(1,923,227)
Hungarian Forint, expiring 3/1/07	1,946,940	9,878,684	10,169,978	(291,293)
Japanese Yen, expiring 1/11/07	4,754,417	40,971,370	39,939,923	1,031,447

				$(3,161,641)

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$439,078,500
Long-term U.S. Treasury securities	32,106,900

$471,185,400

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$126,176,790
Long-term U.S. Treasury securities	9,893,543

$136,070,333

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,189,229
Aggregate gross unrealized depreciation	(2,860,593)

Net unrealized appreciation	$11,328,636

Federal income tax cost of investments	$344,730,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.3%)
Diversified Consumer Services (3.7%)
Apollo Group, Inc., Class A*	177,779	$6,928,048

Hotels, Restaurants & Leisure (3.9%)
Carnival Corp.	45,847	2,248,795
OSI Restaurant Partners, Inc.^	124,106	4,864,955

		7,113,750

Internet & Catalog Retail (4.5%)
Amazon.com, Inc.*^	208,823	8,240,156

Media (2.9%)
Omnicom Group, Inc.	51,369	5,370,115

Multiline Retail (0.9%)
Target Corp.	28,692	1,636,879

Specialty Retail (1.4%)
Best Buy Co., Inc.	54,047	2,658,572

Total Consumer Discretionary		31,947,520

Consumer Staples (8.2%)
Beverages (2.8%)
Coca-Cola Co.	107,881	5,205,258

Food & Staples Retailing (3.0%)
Wal-Mart Stores, Inc.	119,008	5,495,789

Household Products (2.4%)
Procter & Gamble Co.	68,088	4,376,016

Total Consumer Staples		15,077,063

Energy (2.1%)
Oil, Gas & Consumable Fuels (2.1%)
Chevron Corp.	26,000	1,911,780
ConocoPhillips	26,011	1,871,491

Total Energy		3,783,271

Financials (7.2%)
Capital Markets (1.5%)
Legg Mason, Inc.	29,500	2,803,975

Diversified Financial Services (2.9%)
Citigroup, Inc.	96,426	5,370,928

Insurance (2.8%)
Marsh & McLennan Cos., Inc.	166,907	5,117,369

Total Financials		13,292,272

Health Care (20.5%)
Biotechnology (7.0%)
Amgen, Inc.*	97,185	6,638,707
Biogen Idec, Inc.*	126,836	6,239,063

		12,877,770

Health Care Equipment & Supplies (8.8%)
Medtronic, Inc.	96,872	5,183,621
St. Jude Medical, Inc.*	144,364	5,277,948
Zimmer Holdings, Inc.*	73,118	5,730,989

		16,192,558

Pharmaceuticals (4.7%)
Abbott Laboratories	9,589	467,080
Bristol-Myers Squibb Co.	218,975	5,763,422
Johnson & Johnson	6,863	453,095
Pfizer, Inc.	79,834	2,067,701

		8,751,298

Total Health Care		37,821,626

Industrials (5.8%)
Industrial Conglomerates (4.0%)
Tyco International Ltd.	242,481	7,371,422

Machinery (1.8%)
Pall Corp	95,272	3,291,648

Total Industrials		10,663,070

Information Technology (38.1%)
Communications Equipment (6.2%)
Cisco Systems, Inc.*	228,325	6,240,122
QUALCOMM, Inc.	138,891	5,248,691

		11,488,813

Computers & Peripherals (6.7%)
Dell, Inc.*	231,529	5,809,063
Lexmark International, Inc., Class A*	87,900	6,434,280

		12,243,343

Internet Software & Services (6.7%)
eBay, Inc.*	215,703	6,486,189
Google, Inc., Class A*	12,663	5,831,058

		12,317,247

IT Services (3.1%)
Affiliated Computer Services, Inc., Class A*^	75,637	3,694,111
Automatic Data Processing, Inc.	41,172	2,027,721

		5,721,832

Semiconductors & Semiconductor Equipment (7.7%)
Altera Corp.*	358,403	7,053,371
Intel Corp.	208,836	4,228,929
KLA-Tencor Corp.	23,151	1,151,762
Texas Instruments, Inc.	59,562	1,715,386

		14,149,448

Software (7.7%)
Microsoft Corp.	238,368	7,117,668
Oracle Corp.*	416,676	7,141,827

		14,259,495

Total Information Technology		70,180,178

Total Common Stocks (99.2%) (Cost $167,553,956)		182,765,000

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (3.9%)
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	$995,402	995,402
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	6,179,723	6,179,723

Total Short-Term Investments of Cash Collateral for Securities Loaned		7,175,125

Time Deposit (1.3%)
JPMorgan Chase Nassau
4.75%, 1/2/07	2,288,847	2,288,847

Total Short-Term Investments (5.2%) (Amortized Cost $9,463,972)		9,463,972

Total Investments (104.4%) (Cost/Amortized Cost $177,017,928)		192,228,972
Other Assets Less Liabilities (-4.4%)		(8,056,857)

Net Assets (100%)		$184,172,115

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$229,927,391
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$241,454,909

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,437,711
Aggregate gross unrealized depreciation	(3,243,234)

Net unrealized appreciation	$15,194,477

Federal income tax cost of investments	$177,034,495

At December 31, 2006, the Portfolio had loaned securities with a total value of $6,939,002. This was secured by collateral of $7,175,125 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.9%)
Automobiles (0.5%)
Renault S.A.	65,100	$7,811,814

Diversified Consumer Services (5.3%)
DeVry, Inc.^	1,378,365	38,594,220
Service Corp. International	856,700	8,781,175
Weight Watchers International, Inc.	684,200	35,941,026

		83,316,421

Hotels, Restaurants & Leisure (2.7%)
Bally Technologies, Inc.*^	535,600	10,005,008
International Game Technology	474,800	21,935,760
Shuffle Master, Inc.*^	387,305	10,147,391

		42,088,159

Household Durables (6.3%)
Garmin Ltd.^	168,441	9,375,426
Harman International Industries, Inc.	890,898	89,009,619

		98,385,045

Leisure Equipment & Products (0.0%)
Aruze Corp.	3,100	88,977

Media (0.5%)
Walt Disney Co.	233,500	8,002,045

Multiline Retail (2.1%)
Federated Department Stores, Inc.	407,397	15,534,048
Sears Holdings Corp.*	104,200	17,498,306

		33,032,354

Specialty Retail (2.0%)
Asbury Automotive Group, Inc.^	50,099	1,180,333
GameStop Corp., Class A*^	543,285	29,940,436

		31,120,769

Textiles, Apparel & Luxury Goods (0.5%)
Phillips-Van Heusen Corp.^	154,500	7,751,265

Total Consumer Discretionary		311,596,849

Consumer Staples (6.3%)
Beverages (3.3%)
Coca Cola Hellenic Bottling Co. S.A. (ADR)^	236,400	9,361,440
Cott Corp. (New York Exchange)*^	9,600	137,376
Cott Corp. (Toronto Exchange)*^	856,022	12,277,225
Molson Coors Brewing Co., Class B	392,610	30,011,109

		51,787,150

Food & Staples Retailing (3.0%)
Safeway, Inc.	1,363,683	47,128,884

Total Consumer Staples		98,916,034

Energy (5.2%)
Energy Equipment & Services (2.4%)
National Oilwell Varco, Inc.*	236,684	14,480,327
SEACOR Holdings, Inc.*^	233,300	23,129,362

		37,609,689

Oil, Gas & Consumable Fuels (2.8%)
EXCO Resources, Inc.*^	844,300	14,277,113
Goodrich Petroleum Corp.*^	205,600	7,438,608
Tesoro Corp.	173,900	11,437,403
Ultra Petroleum Corp.*^	208,600	9,960,650

		43,113,774

Total Energy		80,723,463

Financials (5.0%)
Capital Markets (3.6%)
Ashmore Group PLC*	3,112,800	15,763,610
Greenhill & Co., Inc.^	117,800	8,693,640
Jefferies Group, Inc.^	292,400	7,842,168
Lazard Ltd., Class A^	408,400	19,333,656
Thomas Weisel Partners Group, Inc.*^	236,900	4,998,590

		56,631,664

Commercial Banks (0.4%)
East West Bancorp, Inc.^	192,467	6,817,181

Insurance (1.0%)
Axis Capital Holdings Ltd.	124,400	4,151,228
Everest Reinsurance Group Ltd.	113,800	11,164,918

		15,316,146

Total Financials		78,764,991

Health Care (4.1%)
Biotechnology (0.5%)
Neurocrine Biosciences, Inc.*^	692,600	7,216,892

Health Care Equipment & Supplies (1.9%)
Advanced Medical Optics, Inc.*^	438,100	15,421,120
Biosite, Inc.*^	283,092	13,829,044

		29,250,164

Health Care Providers & Services (0.4%)
Express Scripts, Inc.*	58,525	4,190,390
Patterson Cos., Inc.*	46,000	1,633,460

		5,823,850

Health Care Technology (0.5%)
IMS Health, Inc.	289,650	7,959,582

Life Sciences Tools & Services (0.1%)
Millipore Corp.*	32,632	2,173,291

Pharmaceuticals (0.7%)
Allergan, Inc.	97,100	11,626,754

Total Health Care		64,050,533

Industrials (14.4%)
Aerospace & Defense (0.5%)
Argon ST, Inc.*^	323,243	6,962,654

Airlines (1.8%)
AirAsia Bhd*	18,649,600	7,982,114
U.S. Airways Group, Inc.*	377,000	20,301,450

		28,283,564

Commercial Services & Supplies (2.4%)
FTI Consulting, Inc.*^	150,890	4,208,322
Global Cash Access Holdings, Inc.*^	1,040,500	16,887,315
Knoll, Inc.^	751,422	16,531,284

		37,626,921

Construction & Engineering (1.5%)
Quanta Services, Inc.*^	1,171,985	23,052,945

Electrical Equipment (1.4%)
ABB Ltd. (ADR)^	1,233,600	22,180,128

Industrial Conglomerates (1.0%)
McDermott International, Inc.*	317,800	16,163,308

Machinery (3.5%)
Deere & Co.	248,500	23,624,895
Flowserve Corp.*	615,398	31,059,137

		54,684,032

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Road & Rail (2.3%)
Hertz Global Holdings, Inc.*	2,105,100	$36,607,689

Total Industrials		225,561,241

Information Technology (25.7%)
Communications Equipment (6.4%)
Alcatel-Lucent (ADR)	1,794,942	25,524,075
Ciena Corp.*^	152,600	4,228,546
Harris Corp.	346,700	15,899,662
Juniper Networks, Inc.*	2,915,585	55,221,180

		100,873,463

Computers & Peripherals (0.3%)
SanDisk Corp.*	18,400	791,752
Seagate Technology	163,200	4,324,800

		5,116,552

Electronic Equipment & Instruments (3.8%)
Agilent Technologies, Inc.*	1,693,900	59,032,415

Internet Software & Services (0.8%)
Openwave Systems, Inc.*^	1,327,826	12,255,834

IT Services (4.7%)
First Data Corp.	1,229,200	31,369,184
MoneyGram International, Inc.	443,527	13,909,007
Western Union Co.	1,312,600	29,428,492

		74,706,683

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Micro Devices, Inc.*	363,200	7,391,120
Altera Corp.*	430,515	8,472,535
Applied Micro Circuits Corp.*^	1,182,064	4,208,148
Broadcom Corp., Class A*	500,569	16,173,384
Marvell Technology Group Ltd.*	544,100	10,441,279
PMC-Sierra, Inc.*^	480,200	3,222,142

		49,908,608

Software (6.5%)
Electronic Arts, Inc.*	912,558	45,956,421
NAVTEQ Corp.*.	1,107,100	38,715,287
Nintendo Co., Ltd.	64,600	16,752,465

		101,424,173

Total Information Technology		403,317,728

Materials (5.5%)
Chemicals (3.3%)
Mosaic Co.*^	872,284	18,631,986
Potash Corp. of Saskatchewan, Inc. (New York Exchange)	192,800	27,662,944
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)	8,000	1,148,062
Sinofert Hong Kong Holding Ltd.^	11,524,200	4,786,161

		52,229,153

Metals & Mining (2.2%)
Novelis, Inc.^ (New York Exchange)	464,600	12,939,110
Novelis, Inc. (Toronto Exchange)	775,100	21,707,063

		34,646,173

Total Materials		86,875,326

Telecommunication Services (10.3%)
Diversified Telecommunication Services (7.9%)
Arbinet-thexchange, Inc.*^	248,300	1,363,167
AT&T, Inc.	2,304,783	82,395,993
Global Crossing Ltd.*^	499,500	12,262,725
Level 3 Communications, Inc.*^	4,299,700	24,078,320
Time Warner Telecom, Inc., Class A*	204,300	4,071,699

		124,171,904

Wireless Telecommunication Services (2.4%)
American Tower Corp., Class A*	793,190	29,570,123
Philippine Long Distance Telephone Co. (ADR)^	163,200	8,344,416

		37,914,539

Total Telecommunication Services		162,086,443

Utilities (0.4%)
Gas Utilities (0.4%)
Questar Corp.	74,462	6,184,069

Total Utilities		6,184,069

Total Common Stocks (96.8%) (Cost $1,373,516,018)		1,518,076,677

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (15.4%)
Aegis Finance LLC
5.34%, 1/12/07	$4,976,400	4,976,400
Allstate Life Global Funding Trust
5.34%, 1/29/08 (l)	2,000,000	2,000,000
American Express Credit Corp.
5.35%, 6/12/07 (l)	10,000,000	10,000,000
Beta Finance, Inc.
5.37%, 1/15/08 (l)	5,000,000	5,000,000
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	2,000,000	2,000,000
Calyon/New York
5.37%, 10/14/08 (l)	9,996,184	9,996,184
CIC N.Y.
5.34%, 5/29/07 (l)	10,000,000	10,000,000
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	19,908,033	19,908,033
Dexia Credit Local de France
5.34%, 4/13/07	10,000,000	10,000,000
Dorada Finance, Inc.
5.37%, 1/14/08 (l)	10,000,000	10,000,000
Goldman Sachs Group, Inc.
5.43%, 3/7/07	5,000,000	5,000,000
5.45%, 12/28/07	10,000,000	10,000,000
5.47%, 12/28/07 (l)	5,000,000	5,000,000
5.40%, 1/29/08 (l)	2,000,000	2,000,000
HBOS Treasury Services plc
5.37%, 7/17/08 (l)	3,000,000	3,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
5.33%, 2/6/07	10,000,000	10,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Natexis Banques Populaires N.Y.
5.37%, 1/28/08 (l)	11,000,000	11,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	65,933,908	65,933,908
Sigma Finance, Inc.
5.37%, 10/24/07 (l)	24,997,577	24,997,577
Wells Fargo & Co.
5.42%, 12/26/08 (l)	5,000,000	5,000,000
West Corp. Federal Credit Union
5.38%, 9/25/08 (l)	6,000,000	6,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		241,812,102

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
Time Deposit (2.9%)
JPMorgan Chase Nassau
4.75%, 1/2/07	$45,476,244	$45,476,244

Total Short-Term Investments (18.3%) (Amortized Cost $287,288,346)		287,288,346

Total Investments (115.1%) (Cost/Amortized Cost $1,660,804,364)		1,805,365,023
Other Assets Less Liabilities (-15.1%)		(237,126,151)

Net Assets (100%)		$1,568,238,872

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,179,734,365
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,150,185,266

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$184,325,543
Aggregate gross unrealized depreciation	(46,087,576)

Net unrealized appreciation	$138,237,967

Federal income tax cost of investments	$1,667,127,056

At December 31, 2006, the Portfolio had loaned securities with a total value of $235,119,477. This was secured by collateral of $241,812,102 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $1,210 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.8%)
Auto Components (0.4%)
Aftermarket Technology Corp.*^	253,000	$5,383,840
Gentex Corp.^	165,549	2,575,942

		7,959,782

Automobiles (0.7%)
Monaco Coach Corp.^	54,700	774,552
Nissan Motor Co., Ltd.	202,029	2,429,672
Renault S.A.	56,900	6,827,838
Winnebago Industries, Inc.^	111,458	3,668,083

		13,700,145

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	7,000	272,790
IBT Education Ltd.	846,584	1,261,154
Service Corp. International	104,800	1,074,200

		2,608,144

Hotels, Restaurants & Leisure (3.7%)
Applebee’s International, Inc.^	54,400	1,342,048
Aristocrat Leisure Ltd.	146,402	1,834,766
Boyd Gaming Corp.^	3,100	140,461
Brinker International, Inc.	231,690	6,987,770
Carnival Corp.	194,900	9,559,845
Domino’s Pizza, Inc.^	492,900	13,801,200
Gaylord Entertainment Co.*^	62,825	3,199,677
OSI Restaurant Partners, Inc.	150,300	5,891,760
Penn National Gaming, Inc.*	322,600	13,426,612
Rare Hospitality International, Inc.*^	80,689	2,657,089
Royal Caribbean Cruises Ltd.^	223,060	9,230,223
WMS Industries, Inc.*^	103,400	3,604,524

		71,675,975

Household Durables (2.2%)
Ethan Allen Interiors, Inc.^	85,403	3,083,902
Helen of Troy Ltd.*^	161,500	3,917,990
Jarden Corp.*^	112,500	3,913,875
La-Z-Boy, Inc.^	113,600	1,348,432
Leggett & Platt, Inc.	309,850	7,405,415
Newell Rubbermaid, Inc.	148,700	4,304,865
Samson Holding Ltd.	49,000	27,092
Sealy Corp.^	211,200	3,115,200
Sony Corp. (ADR)	29,900	1,280,617
Stanley Works	212,540	10,688,637
Whirlpool Corp.^	49,400	4,101,188

		43,187,213

Internet & Catalog Retail (0.7%)
Priceline.com, Inc.*^	295,200	12,873,672

Leisure Equipment & Products (0.8%)
Brunswick Corp.	172,300	5,496,370
Eastman Kodak Co.^	325,580	8,399,964
Polaris Industries, Inc.^	26,300	1,231,629

		15,127,963

Media (3.2%)
Aeroplan Income Fund	278,500	4,061,309
Clear Channel Communications, Inc.	189,100	6,720,614
E.W. Scripps Co., Class A	81,469	4,068,562
Gannett Co., Inc.	143,100	8,651,826
Getty Images, Inc.*	54,700	2,342,254
Harte-Hanks, Inc.^	128,700	3,566,277
Live Nation, Inc.*	60,612	1,357,709
New York Times Co., Class A^	173,300	4,221,588
Omnicom Group, Inc.	46,100	4,819,294
R.H. Donnelley Corp.	117,900	7,395,867
Reader’s Digest Association, Inc.	135,990	2,271,033
STW Communications Group Ltd.	1,439,000	3,708,899
Tribune Co.^	131,900	4,059,882
Viacom, Inc., Class B*	86,121	3,533,544

		60,778,658

Multiline Retail (0.6%)
Big Lots, Inc.*^.	70,270	1,610,588
Family Dollar Stores, Inc.	264,700	7,763,651
Sears Holdings Corp.*	7,100	1,192,303
Tuesday Morning Corp.^	68,619	1,067,026

		11,633,568

Specialty Retail (3.8%)
AnnTaylor Stores Corp.*	11,200	367,808
AutoNation, Inc.*	64,463	1,374,351
AutoZone, Inc.*	16,700	1,929,852
Best Buy Co., Inc.	31,300	1,539,647
Big 5 Sporting Goods Corp.^	236,500	5,775,330
Gap, Inc.	421,100	8,211,450
HOT Topic, Inc.*^	126,835	1,691,979
Lithia Motors, Inc., Class A^	146,247	4,206,064
OfficeMax, Inc.	185,900	9,229,935
Pacific Sunwear of California, Inc.*^	209,000	4,092,220
Payless Shoesource, Inc.*	111,400	3,656,148
PetSmart, Inc.	179,603	5,183,342
RadioShack Corp.^	701,000	11,762,780
Sally Beauty Holdings, Inc.*	415,500	3,240,900
Select Comfort Corp.*^	62,267	1,082,823
Tiffany & Co.	176,500	6,925,860
Williams-Sonoma, Inc.	110,100	3,461,544

		73,732,033

Textiles, Apparel & Luxury Goods (0.6%)
Brown Shoe Co., Inc.	11,100	529,914
Liz Claiborne, Inc.	230,200	10,004,492

		10,534,406

Total Consumer Discretionary		323,811,559

Consumer Staples (4.9%)
Beverages (0.4%)
Cott Corp. (New York Exchange)*	179,400	2,572,988
Cott Corp. (Toronto Exchange)*^	54,700	782,757
SABMiller plc	163,000	3,748,431

		7,104,176

Food & Staples Retailing (1.3%)
Kroger Co.	156,600	3,612,762
Rite Aid Corp.*^	317,382	1,726,558
Safeway, Inc.	354,140	12,239,079
Sysco Corp.	158,600	5,830,136
Valor Co., Ltd.	163,700	2,165,173

		25,573,708

Food Products (0.8%)
Binggrae Co. Ltd.*	79,670	3,649,400
Bunge Ltd.^	27,900	2,023,029
Chiquita Brands International, Inc.^	76,000	1,213,720
Corn Products International, Inc.	95,200	3,288,208
PAN Fish ASA.*	105,000	96,124
Tyson Foods, Inc., Class A	305,500	5,025,475

		15,295,956

Household Products (0.7%)
Central Garden & Pet Co.*^	133,700	6,473,754

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Colgate-Palmolive Co.	96,900	$6,321,756

		12,795,510

Personal Products (1.7%)
Avon Products, Inc.	392,700	12,974,808
Chattem, Inc.*^	215,800	10,807,264
Playtex Products, Inc.*^	31,100	447,529
Prestige Brands Holdings, Inc.*^	674,400	8,780,688

		33,010,289

Total Consumer Staples		93,779,639

Energy (6.8%)
Energy Equipment & Services (3.9%)
Baker Hughes, Inc.	64,290	4,799,891
Cameron International Corp.*	119,320	6,329,926
ENSCO International, Inc.	68,000	3,404,080
FMC Technologies, Inc.*	121,000	7,457,230
GlobalSantaFe Corp.	62,100	3,650,238
Halliburton Co.	168,300	5,225,715
Hornbeck Offshore Services, Inc.*^	10,100	360,570
National Oilwell Varco, Inc.*	185,000	11,318,300
Noble Corp.	50,800	3,868,420
Oil States International, Inc.*^	328,000	10,571,440
Pride International, Inc.*	54,800	1,644,548
Smith International, Inc.	204,500	8,398,815
Superior Energy Services, Inc.*^	52,100	1,702,628
Transocean, Inc.*	55,000	4,448,950
Weatherford International Ltd.*	17,400	727,146

		73,907,897

Oil, Gas & Consumable Fuels (2.9%)
Alpha Natural Resources, Inc.*^	21,700	308,791
Arch Coal, Inc.^	153,970	4,623,719
Cabot Oil & Gas Corp.^	76,800	4,657,920
EOG Resources, Inc.	52,500	3,278,625
EXCO Resources, Inc.*	87,300	1,476,243
Forest Oil Corp.*^	91,100	2,977,148
Foundation Coal Holdings, Inc.^	147,900	4,697,304
Mariner Energy, Inc.*^	236,127	4,628,089
Noble Energy, Inc.	43,900	2,154,173
Petroleum Development Corp.*^	141,800	6,104,490
Petroplus Holdings A.G.*	15,570	943,869
Plains Exploration & Production Co.*	178,800	8,498,364
Teekay Offshore Partners LP*	5,400	142,344
Ultra Petroleum Corp.*	42,645	2,036,299
Valero Energy Corp.	102,920	5,265,387
World Fuel Services Corp.^	95,500	4,245,930

		56,038,695

Total Energy		129,946,592

Financials (15.1%)
Capital Markets (0.7%)
Ameriprise Financial, Inc.	17,400	948,300
Janus Capital Group, Inc.	51,460	1,111,021
Merrill Lynch & Co., Inc.	72,800	6,777,680
State Street Corp.	41,000	2,765,040
TD Ameritrade Holding Corp.	144,098	2,331,506

		13,933,547

Commercial Banks (2.0%)
Appalachian Bancshares, Inc.*	1,327	25,545
Boston Private Financial Holdings, Inc.^	57,606	1,625,065
EuroBancshares, Inc.*^	189,646	1,685,953
Halyk Savings Bank Kazakhstan (GDR)	10,800	237,600
Hanmi Financial Corp.^	160,841	3,623,748
Nara Bancorp, Inc.^	214,981	4,497,403
Popular, Inc.	40,400	725,180
R&G Financial Corp., Class B^	421,400	3,223,710
UCBH Holdings, Inc.^	539,036	9,465,472
UnionBanCal Corp.	41,660	2,551,675
Wachovia Corp.	128,530	7,319,783
Zions Bancorp.	32,700	2,695,788

		37,676,922

Consumer Finance (0.3%)
Capital One Financial Corp.	74,500	5,723,090

Diversified Financial Services (0.2%)
Bank of America Corp.	62,798	3,352,785

Insurance (5.8%)
Affirmative Insurance Holdings, Inc.	434,000	7,061,180
Aflac, Inc.	134,520	6,187,920
Ambac Financial Group, Inc.	81,800	7,285,926
Aspen Insurance Holdings Ltd.^	397,800	10,486,008
Endurance Specialty Holdings Ltd.	68,000	2,487,440
Hilb, Rogal & Hobbs Co.^	310,100	13,061,412
Marsh & McLennan Cos., Inc.	277,900	8,520,414
MBIA, Inc.^	117,600	8,591,856
Mercer Insurance Group, Inc.	270,800	5,459,328
MetLife, Inc.	46,500	2,743,965
Philadelphia Consolidated Holding Corp.*	168,900	7,526,184
Prudential Financial, Inc.	47,400	4,069,764
Reinsurance Group of America, Inc.	139,800	7,786,860
RLI Corp.^	65,500	3,695,510
St. Paul Travelers Cos., Inc.	117,275	6,296,495
Stancorp Financial Group, Inc.	147,000	6,622,350
Willis Group Holdings Ltd.	105,700	4,197,347

		112,079,959

Real Estate Investment Trusts (REITs) (4.6%)
Alexandria Real Estate Equities, Inc. (REIT)	29,500	2,961,800
American Financial Realty Trust (REIT)^	149,100	1,705,704
Annaly Capital Management, Inc. (REIT)	71,600	995,956
Cedar Shopping Centers, Inc. (REIT)	211,400	3,363,374
Developers Diversified Realty Corp. (REIT)	63,500	3,997,325
Duke Realty Corp. (REIT)	149,220	6,103,098
Education Realty Trust, Inc. (REIT)^	574,600	8,486,842
Equity Office Properties Trust (REIT)	166,400	8,015,488
Equity Residential (REIT)	82,900	4,207,175
FelCor Lodging Trust, Inc. (REIT)^	168,500	3,680,040
General Growth Properties, Inc. (REIT)	173,960	9,085,931
GMH Communities Trust (REIT)^	82,600	838,390
Health Care Property Investors, Inc. (REIT)	147,700	5,438,314
Kimco Realty Corp. (REIT)	95,100	4,274,745
Public Storage, Inc. (REIT)	54,866	5,349,435
Realty Income Corp. (REIT)^	266,100	7,370,970
United Dominion Realty Trust, Inc. (REIT)^	148,800	4,730,352

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Vornado Realty Trust (REIT)	71,700	$8,711,550

		89,316,489

Thrifts & Mortgage Finance (1.5%)
Countrywide Financial Corp.	131,430	5,579,203
Doral Financial Corp.^	729,200	2,092,804
Fannie Mae	182,900	10,862,431
Freddie Mac	104,400	7,088,760
Hudson City Bancorp, Inc.	253,500	3,518,580

		29,141,778

Total Financials		291,224,570

Health Care (9.9%)
Biotechnology (0.3%)
Cephalon, Inc.*^	71,500	5,034,315
MedImmune, Inc.*	49,700	1,608,789

		6,643,104

Health Care Equipment & Supplies (3.2%)
Baxter International, Inc.	492,963	22,868,554
Becton, Dickinson & Co.	67,140	4,709,871
CONMED Corp.*^	90,199	2,085,401
Dade Behring Holdings, Inc.	43,176	1,718,837
DJO, Inc.*^	224,400	9,608,808
Medisize Holding AG*	51,990	3,534,996
Merit Medical Systems, Inc.*^	304,940	4,830,250
Nutraceutical International Corp.*	242,330	3,710,072
Orthofix International N.V.*	102,600	5,130,000
Wright Medical Group, Inc.*^	108,000	2,514,240

		60,711,029

Health Care Providers & Services (5.1%)
Allied Healthcare International, Inc.*^	953,598	2,794,042
AmerisourceBergen Corp.	15,620	702,275
Amsurg Corp.*^	354,400	8,151,200
Brookdale Senior Living, Inc.^	64,500	3,096,000
Chemed Corp.	36,100	1,334,978
Community Health Systems, Inc.*	425,900	15,553,868
DaVita, Inc.*	48,800	2,775,744
Health Net, Inc.*	117,000	5,693,220
Laboratory Corp. of America Holdings*	36,720	2,697,818
LifePoint Hospitals, Inc.*	194,300	6,547,910
McKesson Corp.	156,900	7,954,830
Medco Health Solutions, Inc.*	96,300	5,146,272
Omnicare, Inc.	51,615	1,993,888
Pediatrix Medical Group, Inc.*	73,200	3,579,480
Quest Diagnostics, Inc.	124,370	6,591,610
Triad Hospitals, Inc.*	78,140	3,268,596
United Drug plc	1,282,100	6,728,752
United Surgical Partners International, Inc.*^	155,171	4,399,098
UnitedHealth Group, Inc.	18,200	977,886
Universal Health Services, Inc., Class B	154,480	8,562,827

		98,550,294

Life Sciences Tools & Services (0.6%)
Charles River Laboratories International, Inc.*	103,900	4,493,675
Thermo Fisher Scientific, Inc.*	54,428	2,465,044
Varian, Inc.*^	29,113	1,303,971
Waters Corp.*	58,400	2,859,848

		11,122,538

Pharmaceuticals (0.7%)
Schering-Plough Corp.	349,960	8,273,054
Teva Pharmaceutical Industries Ltd. (ADR)	144,200	4,481,736

		12,754,790

Total Health Care		189,781,755

Industrials (12.9%)
Aerospace & Defense (1.3%)
Alliant Techsystems, Inc.*^	181,000	14,152,390
DRS Technologies, Inc.^	74,500	3,924,660
Honeywell International, Inc.	73,800	3,338,712
Moog, Inc., Class A*^	103,800	3,964,122

		25,379,884

Air Freight & Logistics (0.5%)
Mainfreight Ltd.	749,058	4,225,286
Pacer International, Inc.	192,072	5,717,984

		9,943,270

Airlines (0.4%)
Ryanair Holdings plc (ADR)*^	53,990	4,400,185
Southwest Airlines Co.	93,800	1,437,016
Tam S.A. (Sponsored ADR)*	77,800	2,334,778

		8,171,979

Building Products (0.7%)
American Standard Cos., Inc.	59,800	2,741,830
Masco Corp.	334,000	9,976,580
NCI Building Systems, Inc.*^	27,600	1,428,300

		14,146,710

Commercial Services & Supplies (3.1%)
Allied Waste Industries, Inc.*	160,200	1,968,858
Brink’s Co.	199,443	12,748,397
Clean Harbors, Inc.*^	26,115	1,264,227
Corrections Corp. of America*	72,850	3,295,006
FTI Consulting, Inc.*	514,400	14,346,616
Huron Consulting Group, Inc.*^	336,300	15,247,842
Navigant Consulting, Inc.*^	347,400	6,864,624
Pike Electric Corp.*	64,300	1,050,019
Prosegur Cia de Seguridad S.A.	110,500	3,599,057

		60,384,646

Construction & Engineering (1.0%)
Fluor Corp.	81,818	6,680,440
United Group Ltd.	733,800	8,068,417
URS Corp.*	81,300	3,483,705

		18,232,562

Electrical Equipment (1.1%)
Belden CDT, Inc.^	544,100	21,268,869

Industrial Conglomerates (1.5%)
Bidvest Group, Ltd.	218,600	4,148,307
DCC plc	289,600	9,833,437
Tyco International Ltd.	498,360	15,150,144

		29,131,888

Machinery (1.2%)
Actuant Corp., Class A^	88,500	4,217,025
Albany International Corp.^	38,000	1,250,580
Bradken Ltd.	441,699	2,785,177
Briggs & Stratton Corp.^	154,400	4,161,080
Deere & Co.	77,500	7,367,925
SPX Corp.	12,930	790,799
Wabash National Corp.^	96,000	1,449,600

		22,022,186

Road & Rail (1.1%)
Canadian National Railway Co.	61,100	2,628,923
Con-way, Inc.	104,000	4,580,160
CSX Corp.	15,800	543,994
Laidlaw International, Inc.	309,175	9,408,195
Universal Truckload Services, Inc.*^	151,959	3,609,026

		20,770,298

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Trading Companies & Distributors (0.9%)
UAP Holding Corp.^	307,296	$7,737,713
Univar N.V.	157,549	8,816,995

		16,554,708

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Co. Trust^	74,945	2,659,048

Total Industrials		248,666,048

Information Technology (19.1%)
Communications Equipment (1.6%)
ADC Telecommunications, Inc.*	239,265	3,476,520
Adtran, Inc.	130,700	2,966,890
Alcatel-Lucent (ADR)^	302,376	4,299,787
Dycom Industries, Inc.*^	299,340	6,322,061
Motorola, Inc.	239,000	4,913,840
NETGEAR, Inc.*^	167,000	4,383,750
Nortel Networks Corp. (New York Exchange)*^	81,070	2,167,001
Nortel Networks Corp., (Toronto Exchange)*	36,230	973,854
Powerwave Technologies, Inc.*^	61,000	393,450

		29,897,153

Computers & Peripherals (1.8%)
Diebold, Inc.^	69,900	3,257,340
EMC Corp.*	170,500	2,250,600
Imation Corp.^	59,000	2,739,370
Intermec, Inc.*^	164,694	3,997,123
Komag, Inc.*^	3,500	132,580
NCR Corp.*	166,800	7,132,368
Seagate Technology	426,383	11,299,150
Sun Microsystems, Inc.*	274,900	1,489,958
Western Digital Corp.*	90,880	1,859,405

		34,157,894

Electronic Equipment & Instruments (4.5%)
Agilent Technologies, Inc.*	331,200	11,542,320
Arrow Electronics, Inc.*	210,070	6,627,709
Avnet, Inc.*	359,480	9,177,524
CDW Corp.	65,700	4,620,024
Celestica, Inc. (New York Exchange)*^	531,800	4,153,358
Celestica, Inc. (Toronto Exchange)*	2,600	20,287
Elec & Eltek International Co., Ltd.	25,500	71,145
Flextronics International Ltd.*	1,063,670	12,210,932
Global Imaging Systems, Inc.*^	380,926	8,361,326
Ingram Micro, Inc., Class A*	162,000	3,306,420
Insight Enterprises, Inc.*^	397,200	7,495,164
Jabil Circuit, Inc.	48,000	1,178,400
Measurement Specialties, Inc.*^	104,047	2,251,577
Solectron Corp.*	629,600	2,027,312
Symbol Technologies, Inc.	891,960	13,325,882

		86,369,380

Internet Software & Services (1.0%)
j2 Global Communications, Inc.*^	228,400	6,223,900
Open Text Corp.*^	34,400	698,320
ValueClick, Inc.*^	89,200	2,107,796
Websense, Inc.*	157,700	3,600,291
Yahoo!, Inc.*	292,300	7,465,342

		20,095,649

IT Services (4.0%)
CACI International, Inc., Class A*^	106,522	6,018,493
Ceridian Corp.*	470,340	13,160,113
Fidelity National Information Services, Inc.^	244,300	9,793,987
Hewitt Associates, Inc., Class A*	249,325	6,420,119
Kanbay International, Inc.*^	314,200	9,039,534
Sabre Holdings Corp., Class A	266,800	8,508,252
Satyam Computer Services Ltd. (ADR)^	158,000	3,793,580
SI International, Inc.*^	101,829	3,301,296
Total System Services, Inc.^	152,800	4,032,392
Unisys Corp.*	53,000	415,520
Wright Express Corp.*^	415,000	12,935,550

		77,418,836

Office Electronics (0.9%)
Xerox Corp.*	1,014,190	17,190,520

Semiconductors & Semiconductor Equipment (2.9%)
AMIS Holdings, Inc.*^	166,554	1,760,476
Amkor Technology, Inc.*^	86,482	807,742
Applied Materials, Inc.	347,100	6,403,995
ASML Holding N.V. (N.Y. Shares)*	307,900	7,583,577
Atmel Corp.*	164,700	996,435
Cirrus Logic, Inc.*^	239,666	1,648,902
DSP Group, Inc.*^	37,100	805,070
Fairchild Semiconductor International, Inc.*	535,930	9,008,983
Integrated Device Technology, Inc.*	241,600	3,739,968
Intersil Corp., Class A	240,080	5,742,714
Maxim Integrated Products, Inc.	114,600	3,509,052
MKS Instruments, Inc.*^	121,878	2,752,005
National Semiconductor Corp.	383,500	8,705,450
Spansion, Inc., Class A*^	160,672	2,387,586

		55,851,955

Software (2.4%)
Blackbaud, Inc.	250,748	6,519,448
EPIQ Systems, Inc.*^	195,433	3,316,498
Fair Isaac Corp.	426,600	17,341,290
Hyperion Solutions Corp.*	96,150	3,455,631
Parametric Technology Corp.*	65,100	1,173,102
Pervasive Software, Inc.*	362,914	1,310,119
Quest Software, Inc.*^	517,800	7,585,770
Symantec Corp.*	285,903	5,961,078

		46,662,936

Total Information Technology		367,644,323

Materials (3.7%)
Chemicals (1.9%)
Airgas, Inc.	187,100	7,581,292
Arkema (ADR)*^	14,600	749,493
Ashland, Inc.	45,250	3,130,395
Celanese Corp., Class A.	176,600	4,570,408
Chemtura Corp.	603,536	5,812,052
Cytec Industries, Inc.	119,000	6,724,690
Georgia Gulf Corp.^	32,600	629,506
H.B. Fuller Co.	55,100	1,422,682
Lubrizol Corp.	20,703	1,037,841
Omnova Solutions, Inc.*^	52,768	241,677
RPM International, Inc.	218,100	4,556,109

		36,456,145

Containers & Packaging (0.6%)
Owens-Illinois, Inc.*	588,699	10,861,497

Metals & Mining (1.2%)
Alcan, Inc.	94,430	4,607,489
Alcoa, Inc.	167,100	5,014,671
Carpenter Technology Corp.	41,600	4,264,832
Compass Minerals International, Inc.	19,994	631,011
Newmont Mining Corp.	49,000	2,212,350

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Oregon Steel Mills, Inc.*^	10,500	$655,305
Titanium Metals Corp.*^	187,100	5,521,321

		22,906,979

Total Materials		70,224,621

Telecommunication Services (2.7%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	183,300	6,552,975
BellSouth Corp.	99,800	4,701,578
Citizens Communications Co.	227,300	3,266,301
NTELOS Holdings Corp.*	97,093	1,736,023
Telenor ASA (ADR)	35,100	1,980,693
Verizon Communications, Inc.	149,900	5,582,276

		23,819,846

Wireless Telecommunication Services (1.4%)
ALLTEL Corp.	53,200	3,217,536
Dobson Communications Corp.*^	305,000	2,656,550
MTN Group Ltd.	1,353,800	16,378,277
Sprint Nextel Corp.	220,700	4,169,023
Vivo Participacoes S.A. Preference (ADR)^	202,400	829,840

		27,251,226

Total Telecommunication Services		51,071,072

Utilities (3.6%)
Electric Utilities (1.6%)
Allegheny Energy, Inc.*	136,700	6,275,897
Edison International, Inc.	142,520	6,481,810
Entergy Corp.	95,280	8,796,249
FPL Group, Inc.	84,500	4,598,490
PPL Corp.	139,740	5,008,282

		31,160,728

Gas Utilities (0.3%)
Energen Corp.	20,700	971,658
Equitable Resources, Inc.	106,300	4,438,025

		5,409,683

Independent Power Producers & Energy Traders (1.2%)
AES Corp.*	192,000	4,231,680
Constellation Energy Group, Inc.	90,041	6,201,124
NRG Energy, Inc.*	91,700	5,136,117
TXU Corp.	143,700	7,789,977

		23,358,898

Multi-Utilities (0.5%)
CMS Energy Corp.*	151,700	2,533,390
Public Service Enterprise Group, Inc.	93,000	6,173,340

		8,706,730

Total Utilities		68,636,039

Total Common Stocks (95.5%) (Cost $1,580,804,282).		1,834,786,218

CONVERTIBLE PREFERRED STOCKS:
Materials (0.1%)
Containers & Packaging (0.1%)
Owens-Illinois, Inc.,
4.75%, 12/31/49 (Cost $1,507,690)	49,000	1,813,000

LONG-TERM DEBT SECURITIES:
Consumer Discretionary (0.0%)
Leisure Equipment & Products (0.0%)
K2, Inc.
7.375%, 7/1/14	$20,000	20,200

Total Consumer Discretionary		20,200

Health Care (0.1%)
Health Care Providers & Services (0.1%)
Tenet Healthcare Corp.
6.375%, 12/1/11	1,455,000	1,331,325

Total Health Care		1,331,325

Information Technology (0.0%)
Electronic Equipment & Instruments (0.0%)
Celestica, Inc.
7.875%, 7/1/11	940,000	930,600

Total Information Technology		930,600

Total Long-Term Debt Securities (0.1%) (Cost $2,287,413)		2,282,125

CONVERTIBLE BONDS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
Ford Motor Co.
4.250%, 12/15/36 (Cost $ 900,000)	900,000	961,875

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (18.4%)
Allstate Life Global Funding Trust
5.34%, 1/29/08 (l)	2,000,000	2,000,000
American Express Credit Corp.
5.35%, 6/12/07 (l)	10,000,000	10,000,000
Bear Stearns Co., Inc.
5.37%, 8/1/07 (l)	5,000,000	5,000,000
Beta Finance, Inc.
5.37%, 1/15/08 (l)	7,000,000	7,000,000
Calyon/New York
5.37%, 10/14/08 (l)	14,993,916	14,993,916
CC USA, Inc.
5.37%, 1/25/08 (l)	10,000,000	10,000,000
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	20,000,000	20,000,000
Commonwealth Bank of Australia
5.35%, 1/29/08 (l)	5,000,000	5,000,000
Dexia Credit Local de France
5.34%, 4/13/07	15,000,000	15,000,000
Dorada Finance, Inc.
5.37%, 1/14/08 (l)	10,000,000	10,000,000
Fifth Third Bancorp
5.35%, 1/29/08 (l)	1,999,982	1,999,982
Goldman Sachs Group, Inc.
5.47%, 12/28/07 (l)	10,000,000	10,000,000
5.40%, 1/29/08 (l)	5,000,000	5,000,000
5.43%, 1/29/08 (l)	10,000,000	10,000,000
Merrill Lynch Mortgage Capital, Inc.
5.41%, 1/5/07 (l)	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
5.33%, 2/6/07	11,000,000	11,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	15,000,000	15,000,000
Natexis Banques Populaires N.Y.
5.37%, 1/28/08 (l)	11,000,000	11,000,000

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note1)
National City Bank/Ohio
5.36%, 12/5/07 (l)	$9,999,278	$9,999,278
New York Life Insurance Co.
5.43%, 3/29/07 (l)	5,000,000	5,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	81,648,099	81,648,099
Pricoa Global Funding I
5.37%, 9/22/08 (l)	15,000,000	15,000,000
Sigma Finance, Inc.
5.37%, 10/24/07 (l)	24,997,577	24,997,577
Unicredito Italiano Bank (Ireland) plc
5.36%, 1/29/08 (l)	10,000,000	10,000,000
Wells Fargo & Co.
5.42%, 12/26/08 (l)	23,000,000	23,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		352,638,852

Time Deposit (4.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07	81,527,150	81,527,150

Total Short-Term Investments (22.6%) (Amortized Cost $434,166,002)		434,166,002

Total Investments (118.3%) (Cost/Amortized Cost $2,019,665,387)		2,274,009,220
Other Assets Less Liabilities (-18.3%)		(352,194,169)

Net Assets (100%).		$1,921,815,051

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,161,618,968
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,215,323,122

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$300,333,377
Aggregate gross unrealized depreciation	(49,628,643)

Net unrealized appreciation	$250,704,734

Federal income tax cost of investments	$2,023,304,486

At December 31, 2006, the Portfolio had loaned securities with a total value of $342,343,305. This was secured by collateral of $352,638,852 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $180 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (6.9%)
Automobiles (0.6%)
Ford Motor Co.
7.450%, 7/16/31	$1,200,000	$942,000

Hotels, Restaurants & Leisure (1.6%)
Harrah’s Operating Co., Inc.
5.625%, 6/1/15	150,000	128,647
MGM MIRAGE
6.625%, 7/15/15	450,000	428,625
7.625%, 1/15/17	2,000,000	2,005,000

		2,562,272

Household Durables (2.5%)
Beazer Homes USA, Inc.
8.125%, 6/15/16	1,250,000	1,325,000
D.R. Horton, Inc.
5.625%, 1/15/16	350,000	332,984
K. Hovnanian Enterprises, Inc.
7.500%, 5/15/16	350,000	351,750
KB Home
6.375%, 8/15/11	450,000	442,775
5.750%, 2/1/14	1,500,000	1,380,375

		3,832,884

Media (2.2%)
Cablevision Systems Corp., Series B
8.000%, 4/15/12	1,100,000	1,080,750
CCH I Holdings LLC
11.750%, 5/15/14 (e)	1,000,000	902,500
CCH I Holdings LLC/CCH I Holdings Capital Corp.
11.000%, 10/1/15	300,000	307,875
Charter Communications Holdings II LLC/ Charter Communications Holdings II Capital Corp.
10.250%, 9/15/10	200,000	209,250
Clear Channel Communications, Inc.
5.750%, 1/15/13	300,000	266,780
Echostar DBS Corp.
7.125%, 2/1/16 (b)	100,000	100,000
Lamar Media Corp.
6.625%, 8/15/15	100,000	99,125
R.H. Donnelley Corp., Series A-2
6.875%, 1/15/13	400,000	383,500
XM Satellite Radio, Inc.
9.750%, 5/1/14	100,000	100,000

		3,449,780

Total Consumer Discretionary.		10,786,936

Consumer Staples (0.7%)
Food Products (0.6%)
Dole Food Co., Inc.
8.625%, 5/1/09	900,000	894,375

Household Products (0.1%)
Johnsondiversey Holdings, Inc.
0.000%, 5/15/13 (e)	250,000	241,250

Total Consumer Staples		1,135,625

Energy (7.1%)
Energy Equipment & Services (1.2%)
SESI LLC
6.875%, 6/1/14	1,955,000	1,945,225

Oil, Gas & Consumable Fuels (5.9%)
Callon Petroleum Co., Series B
9.750%, 12/8/10	1,000,000	1,022,500
Chesapeake Energy Corp.
6.250%, 1/15/18	1,900,000	1,828,750
6.875%, 11/15/20	1,300,000	1,277,250
El Paso Production Holding Co.
7.750%, 6/1/13	400,000	418,500
Mariner Energy, Inc.
7.500%, 4/15/13	600,000	582,000
Massey Energy Co.
6.870%, 12/15/13	250,000	235,000
Newfield Exploration Co.
6.625%, 4/15/16	300,000	298,500
Peabody Energy Corp.
7.375%, 11/1/16	100,000	106,500
Pioneer Natural Resources Co.
6.875%, 5/1/18	400,000	386,758
Sabine Pass LNG LP
7.250%, 11/30/13 (b)	1,500,000	1,490,625
7.500%, 11/30/16 (b)	1,500,000	1,494,375

		9,140,758

Total Energy		11,085,983

Financials (4.5%)
Consumer Finance (3.2%)
Ford Motor Credit Co.
7.375%, 10/28/09	1,500,000	1,503,195
7.375%, 2/1/11	2,000,000	1,979,886
GMAC LLC
5.625%, 5/15/09	1,000,000	992,105
6.875%, 9/15/11	500,000	512,849

		4,988,035

Real Estate Investment Trusts (REITs) (1.3%)
Host Hotels & Resorts LP (REIT)
6.875%, 11/1/14 (b)	1,300,000	1,316,250
Host Marriott LP (REIT), Series O
6.375%, 3/15/15	750,000	739,688

		2,055,938

Total Financials.		7,043,973

Government Securities (1.3%)
U.S. Government Agencies (1.3%)
Federal Home Loan Mortgage Corp.
5.000%, 10/1/36	2,008,246	1,937,539

Total Government Securities.		1,937,539

Health Care (3.6%)
Health Care Providers & Services (3.6%)
DaVita, Inc.
6.625%, 3/15/13	1,400,000	1,403,500
HCA, Inc.
9.250%, 11/15/16 (b)	900,000	964,125
Tenet Healthcare Corp.
6.375%, 12/1/11	2,900,000	2,653,500
9.250%, 2/1/15	600,000	600,000

Total Health Care		5,621,125

Industrials (4.7%)
Aerospace & Defense (0.3%)
DRS Technologies, Inc.
6.625%, 2/1/16	200,000	201,500
L-3 Communications Corp.
5.875%, 1/15/15	250,000	241,250

		442,750

Commercial Services & Supplies (2.4%)
Allied Waste North America, Inc.
6.375%, 4/15/11	1,000,000	987,500
6.125%, 2/15/14	1,000,000	950,000

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Series B
7.375%, 4/15/14	$200,000	$199,000
7.125%, 5/15/16	1,100,000	1,089,000
Rental Services Corp.
9.500%, 12/1/14 (b)	500,000	516,250

		3,741,750

Machinery (0.7%)
Case New Holland, Inc.
7.125%, 3/1/14	1,100,000	1,116,500

Road & Rail (1.3%)
United Rentals North America, Inc.
7.750%, 11/15/13	2,000,000	2,007,500

Total Industrials.		7,308,500

Information Technology (3.6%)
Computers & Peripherals (0.6%)
Seagate Technology HDD Holdings
6.375%, 10/1/11	1,000,000	1,000,000

Electronic Equipment & Instruments (1.9%)
Flextronics International Ltd.
6.250%, 11/15/14	250,000	241,250
NXP B.V./ NXP Funding LLC
9.500%, 10/15/15 (b)	250,000	256,250
Sanmina-SCI Corp.
6.750%, 3/1/13	1,500,000	1,380,000
8.125%, 3/1/16	1,000,000	967,500

		2,845,000

IT Services (0.1%)
SunGard Data Systems, Inc.
9.125%, 8/15/13	200,000	210,000

Semiconductors & Semiconductor Equipment (1.0%)
Freescale Semiconductor, Inc.
8.875%, 12/15/14 (b)	1,500,000	1,494,375

Total Information Technology		5,549,375

Materials (3.6%)
Chemicals (1.7%)
Chemtura Corp.
6.875%, 6/1/16	300,000	288,750
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
9.750%, 11/15/14 (b)	600,000	608,250
Lyondell Chemical Co.
8.000%, 9/15/14	1,500,000	1,556,250
Nalco Co.
8.875%, 11/15/13	200,000	211,750

		2,665,000

Containers & Packaging (0.7%)
Jefferson Smurfit Corp.
8.250%, 10/1/12	1,000,000	975,000

Metals & Mining (1.1%)
Novelis, Inc.
8.250%, 2/15/15 (b)	1,750,000	1,693,125

Paper & Forest Products (0.1%)
Abitibi-Consolidated Co. of Canada
8.375%, 4/1/15	200,000	173,000

Total Materials.		5,506,125

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.2%)
Qwest Capital Funding, Inc.
7.250%, 2/15/11	300,000	306,375

Wireless Telecommunication Services (0.4%)
MetroPCS Wireless, Inc.
9.250%, 11/1/14 (b)	600,000	627,000

Total Telecommunication Services		933,375

Utilities (0.8%)
Independent Power Producers & Energy Traders (0.8%)
Dynegy Holdings, Inc.
6.875%, 4/1/11	500,000	500,000
8.750%, 2/15/12	100,000	106,000
NRG Energy, Inc.
7.250%, 2/1/14	330,000	332,475
TXU Corp., Series P
5.550%, 11/15/14	300,000	284,802

Total Utilities		1,223,277

Total Long-Term Debt Securities (37.4%) (Cost $57,749,175).		58,131,833

CONVERTIBLE BONDS:
Consumer Discretionary (0.3%)
Automobiles (0.3%)
Ford Motor Co.
4.250%, 12/15/36	500,000	534,375

Total Consumer Discretionary		534,375

Information Technology (1.3%)
Communications Equipment (1.3%)
Nortel Networks Corp.
4.250%, 9/1/08	2,000,000	1,935,000

Total Information Technology		1,935,000

Total Convertible Bonds (1.6%) (Cost $2,420,938)		2,469,375

	Number of Shares
COMMON STOCKS:
Energy (3.3%)
Oil, Gas & Consumable Fuels (3.3%)
BP plc (ADR)	7,000	469,700
Chesapeake Energy Corp.	70,000	2,033,500
Chevron Corp.	15,000	1,102,950
ConocoPhillips	20,000	1,439,000

Total Energy		5,045,150

Financials (4.6%)
Commercial Banks (1.0%)
Fifth Third Bancorp	10,000	409,300
Wachovia Corp.	20,000	1,139,000

		1,548,300

Diversified Financial Services (1.9%)
Bank of America Corp.	10,000	533,900
Citigroup, Inc.	35,000	1,949,500
JPMorgan Chase & Co.	8,000	386,400

		2,869,800

Thrifts & Mortgage Finance (1.7%)
Washington Mutual, Inc.	59,100	2,688,459

Total Financials		7,106,559

Health Care (6.0%)
Health Care Providers & Services (1.5%)
Caremark Rx, Inc.	40,000	2,284,400

Pharmaceuticals (4.5%)
Bristol-Myers Squibb Co.	10,000	263,200
Johnson & Johnson.	20,000	1,320,400
Merck & Co., Inc.	20,000	872,000
Pfizer, Inc.	150,000	3,885,000

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Schering-Plough Corp.	30,000	$709,200

		7,049,800

Total Health Care		9,334,200

Industrials (4.1%)
Air Freight & Logistics (0.2%)
United Parcel Service, Inc., Class B	5,000	374,900

Industrial Conglomerates (2.7%)
3M Co.	15,000	1,168,950
General Electric Co.	80,000	2,976,800

		4,145,750

Machinery (1.2%)
Caterpillar, Inc.	30,000	1,839,900

Total Industrials		6,360,550

Information Technology (1.8%)
Semiconductors & Semiconductor Equipment (1.8%)
Analog Devices, Inc.	13,000	427,310
Intel Corp.	120,000	2,430,000

Total Information Technology		2,857,310

Materials (2.1%)
Chemicals (1.7%)
Dow Chemical Co.	29,000	1,158,260
Lyondell Chemical Co.	60,000	1,534,200

		2,692,460

Metals & Mining (0.4%)
Barrick Gold Corp.	20,000	614,000

Total Materials		3,306,460

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	40,000	1,430,000
Verizon Communications, Inc.	30,000	1,117,200

		2,547,200

Wireless Telecommunication Services (0.3%)
Vodafone Group plc (ADR)	15,000	416,700

Total Telecommunication Services		2,963,900

Utilities (11.6%)
Electric Utilities (3.8%)
American Electric Power Co., Inc.	17,000	723,860
Duke Energy Corp.	40,000	1,328,400
Edison International, Inc.	10,000	454,800
Entergy Corp.	400	36,928
Exelon Corp.	20,000	1,237,800
FirstEnergy Corp.	10,000	603,000
Progress Energy, Inc.	20,000	981,600
Southern Co.	15,000	552,900

		5,919,288

Gas Utilities (2.3%)
AGL Resources, Inc.	20,000	778,200
Atmos Energy Corp.	85,000	2,712,350

		3,490,550

Independent Power Producers & Energy Traders (2.0%)
Constellation Energy Group, Inc.	6,000	413,220
TXU Corp.	50,000	2,710,500

		3,123,720

Multi-Utilities (3.5%)
Ameren Corp.	30,000	1,611,900
Consolidated Edison, Inc.	20,000	961,400
Dominion Resources, Inc.	10,000	838,400
Public Service Enterprise
Group, Inc.	21,900	1,453,722
TECO Energy, Inc.	35,000	603,050

		5,468,472

Total Utilities		18,002,030

Total Common Stocks (35.4%) (Cost $53,083,304)		54,976,159

CONVERTIBLE PREFERRED STOCKS:
Financials (2.9%)
Capital Markets (1.8%)
E*Trade Financial Corp.
6.125%, 11/18/08	20,000	582,000
Goldman Sachs Group, Inc.
10.000%, 10/19/07 (b)	12,500	490,500
Morgan Stanley
8.500%, 10/19/07 (b)	10,000	436,600
9.000%, 11/21/07 (b)	22,000	1,290,300

		2,799,400

Diversified Financial Services (1.1%)
Citigroup Funding, Inc.
7.500%, 12/24/07	60,000	1,728,000

Total Financials		4,527,400

Materials (0.9%)
Chemicals (0.9%)
Huntsman Corp.
5.000%, 2/16/08	35,000	1,457,400

Total Materials		1,457,400

Total Convertible Preferred Stocks (3.8%) (Cost $5,824,654).		5,984,800

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (22.3%)
Federal National Mortgage Association
4.82%, 1/2/07 (o)(p)	$34,695,000	34,685,710

Time Deposit (0.5%)
JPMorgan Chase Nassau
4.75%, 1/2/07	714,409	714,409

Total Short-Term Investments (22.8%) (Cost/Amortized Cost $35,404,763)		35,400,119

Total Investments (101.0%) (Cost/Amortized Cost $154,482,834)		156,962,286
Other Assets Less Liabilities (-1.0%)		(1,547,243)

Net Assets (100%)		$155,415,043

(b)	Illiquid security.

(e)	Step Bond-Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the period ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$122,435,828
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,627,628

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,999,580
Aggregate gross unrealized depreciation	(520,128)

Net unrealized appreciation	$2,479,452

Federal income tax cost of investments	$154,482,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (23.0%)
Auto Components (0.4%)
Gentex Corp.	5,700	$88,692

Automobiles (4.6%)
Monaco Coach Corp.	16,700	236,472
Thor Industries, Inc.	9,900	435,501
Winnebago Industries, Inc.	9,400	309,354

		981,327

Diversified Consumer Services (2.2%)
Regis Corp.	11,900	470,526

Hotels, Restaurants & Leisure (0.3%)
Bob Evans Farms, Inc.	2,200	75,284

Household Durables (5.9%)
Basset Furniture Industries, Inc.	2,000	32,680
Ethan Allen Interiors, Inc.	5,300	191,383
Hooker Furniture Corp.	13,300	208,544
La-Z-Boy, Inc.	16,700	198,229
M/I Homes, Inc.	11,300	431,547
MDC Holdings, Inc.	2,800	159,740
Russ Berrie & Co., Inc.*	3,500	54,075

		1,276,198

Leisure Equipment & Products (0.2%)
Brunswick Corp.	1,200	38,280

Multiline Retail (1.3%)
Tuesday Morning Corp.	17,300	269,015

Specialty Retail (3.9%)
Christopher & Banks Corp.	8,400	156,744
HOT Topic, Inc.*	12,800	170,752
Men’s Wearhouse, Inc.	3,900	149,214
Pier 1 Imports, Inc.	2,100	12,495
West Marine, Inc.*	16,500	284,955
Zale Corp.*	2,100	59,241

		833,401

Textiles, Apparel & Luxury Goods (4.2%)
Brown Shoe Co., Inc.	9,200	439,208
Timberland Co., Class A*	6,200	195,796
Warnaco Group, Inc.*	11,000	279,180

		914,184

Total Consumer Discretionary		4,946,907

Consumer Staples (1.4%)
Food & Staples Retailing (1.4%)
Casey’s General Stores, Inc.	12,700	299,085

Total Consumer Staples		299,085

Energy (8.0%)
Energy Equipment & Services (4.4%)
Atwood Oceanics, Inc.*	2,600	127,322
Bristow Group, Inc.*	1,700	61,353
Global Industries Ltd.*	8,000	104,320
Lone Star Technologies, Inc.*	4,300	208,163
Oil States International, Inc.*	5,800	186,934
Rowan Cos., Inc.	1,500	49,800
Tidewater, Inc.	2,300	111,228
Unit Corp.*.	2,100	101,745

		950,865

Oil, Gas & Consumable Fuels (3.6%)
Helix Energy Solutions Group, Inc.*	6,100	191,357
OMI Corp.	7,000	148,190
Overseas Shipholding Group	3,900	219,570
Teekay Shipping Corp.	4,800	209,376

		768,493

Total Energy		1,719,358

Financials (11.3%)
Commercial Banks (1.7%)
Chemical Financial Corp.	4,300	143,190
First Indiana Corp.	3,500	88,760
Peoples Bancorp, Inc./Ohio	4,600	136,620

		368,570

Insurance (8.8%)
American National Insurance Co.	1,300	148,343
Arthur J. Gallagher & Co.	6,700	197,985
Aspen Insurance Holdings Ltd.	16,200	427,032
Erie Indemnity Co., Class A	700	40,586
IPC Holdings Ltd.	10,500	330,225
Montpelier Reinsurance Holdings Ltd.	17,300	321,953
Protective Life Corp.	2,200	104,500
RLI Corp.	3,500	197,470
Stancorp Financial Group, Inc.	3,000	135,150

		1,903,244

Real Estate Investment Trusts (REITs) (0.8%)
Arbor Realty Trust, Inc. (REIT)	5,600	168,504

Total Financials		2,440,318

Health Care (2.1%)
Health Care Equipment & Supplies (2.1%)
STERIS Corp.	8,600	216,462
West Pharmaceutical Services, Inc.	4,700	240,781

Total Health Care		457,243

Industrials (26.9%)
Airlines (1.0%)
SkyWest, Inc.	8,600	219,386

Building Products (5.0%)
American Woodmark Corp.	6,400	267,840
Apogee Enterprises, Inc.	15,700	303,167
Simpson Manufacturing Co., Inc.	3,200	101,280
Universal Forest Products, Inc.	8,600	400,932

		1,073,219

Commercial Services & Supplies (3.8%)
ABM Industries, Inc.	9,700	220,287
Brady Corp., Class A	7,700	287,056
Mine Safety Appliances Co.	8,500	311,525

		818,868

Electrical Equipment (2.1%)
A.O. Smith Corp.	3,000	112,680
Baldor Electric Co.	1,100	36,762
Genlyte Group, Inc.*	2,600	203,086
Powell Industries, Inc.*	3,100	97,867

		450,395

Industrial Conglomerates (2.0%)
Carlisle Cos., Inc.	2,300	180,550
Teleflex, Inc.	3,700	238,872

		419,422

Machinery (10.5%)
Astec Industries, Inc.*	800	28,080
Briggs & Stratton Corp.	7,700	207,515
CIRCOR International, Inc.	5,500	202,345
Graco, Inc.	8,000	316,960
Kennametal, Inc.	4,400	258,940
Mueller Industries, Inc.	12,200	386,740
Nordson Corp.	3,100	154,473
Timken Co.	2,400	70,032
Wabash National Corp.	27,700	418,270
Watts Water Technologies, Inc., Class A	5,500	226,105

		2,269,460

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Road & Rail (2.5%)
Dollar Thrifty Automotive Group, Inc.*	3,300	$150,513
Genesee & Wyoming, Inc.*	10,100	265,024
Kansas City Southern, Inc.*	3,900	113,022

		528,559

Total Industrials		5,779,309

Information Technology (4.9%)
Communications Equipment (1.9%)
Avocent Corp.*	12,300	416,355

Computers & Peripherals (0.5%)
Diebold, Inc.	2,500	116,500

Electronic Equipment & Instruments (1.3%)
Mettler-Toledo International, Inc.*	3,400	268,090

Semiconductors & Semiconductor Equipment (1.2%)
Cohu, Inc.	12,700	256,032

Total Information Technology		1,056,977

Materials (14.2%)
Chemicals (4.7%)
Airgas, Inc.	6,200	251,224
Cabot Corp.	5,900	257,063
RPM International, Inc.	14,000	292,460
Westlake Chemical Corp.	6,500	203,970

		1,004,717

Containers & Packaging (0.9%)
AptarGroup, Inc.	3,500	206,640

Metals & Mining (6.4%)
Gerdau Ameristeel Corp.	19,700	175,724
Gibraltar Industries, Inc.	13,500	317,385
Reliance Steel & Aluminum Co.	8,000	315,040
Steel Dynamics, Inc.	17,300	561,385

		1,369,534

Paper & Forest Products (2.2%)
Bowater, Inc.	7,300	164,250
Glatfelter	11,700	181,350
Mercer International, Inc.*	11,200	132,944

		478,544

Total Materials		3,059,435

Utilities (2.3%)
Electric Utilities (0.5%)
Sierra Pacific Resources*	6,400	107,712

Gas Utilities (1.8%)
Atmos Energy Corp.	4,200	134,022
Energen Corp.	5,500	258,170

		392,192

Total Utilities		499,904

Total Common Stocks (94.1%) (Cost $19,644,603)		20,258,536

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (2.3%)
Federal Home Loan Mortgage Corp.
4.82%, 1/2/07 (o)(p)	$490,000	489,869

Time Deposit (10.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07	2,190,352	2,190,352

Total Short-Term Investments (12.5%) (Cost/Amortized Cost $2,680,287)		2,680,221

Total Investments (106.6%) (Cost/Amortized Cost $22,324,890)		22,938,757
Other Assets Less Liabilities (-6.6%)		(1,413,388)

Net Assets (100%)		$21,525,369

*	Non-income producing.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

Investment security transactions for the period ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$19,665,434
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$30,800

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$822,320
Aggregate gross unrealized depreciation	(208,453)

Net unrealized appreciation	$613,867

Federal income tax cost of investments	$22,324,890

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.4%)
Auto Components (0.1%)
Dana Corp.*	40,000	$55,600

Hotels, Restaurants & Leisure (6.1%)
Aztar Corp.*	50,000	2,721,000
Boyd Gaming Corp.	1,000	45,310
CBRL Group, Inc.	2,000	89,520
Churchill Downs, Inc.	8,000	341,920
Dover Motorsports, Inc.	20,000	106,200
Four Seasons Hotels, Inc.	3,000	245,970
Harrah’s Entertainment, Inc.	25,000	2,068,000
Ladbrokes plc	50,000	409,289
OSI Restaurant Partners, Inc.	21,000	823,200
Station Casinos, Inc.	2,500	204,175

		7,054,584

Household Durables (1.2%)
Fedders Corp.*	8,000	8,000
Fortune Brands, Inc.	1,700	145,163
Lenox Group, Inc.*	12,000	76,800
Nobility Homes, Inc.	500	13,220
Skyline Corp.	2,000	80,440
Yankee Candle Co., Inc.	30,000	1,028,400

		1,352,023

Internet & Catalog Retail (0.1%)
Liberty Media Corp., Interactive, Class A*	5,000	107,850

Leisure Equipment & Products (0.0%)
Fairchild Corp., Class A*	12,000	26,280

Media (11.4%)
Acme Communications, Inc.*	4,000	20,080
Cablevision Systems Corp.-New York Group, Class A	65,500	1,865,440
CBS Corp., Class A	14,000	437,080
Clear Channel Communications, Inc.	70,000	2,487,800
Crown Media Holdings, Inc., Class A*	14,000	50,820
Discovery Holding Co., Class A*	3,000	48,270
Dow Jones & Co., Inc.	12,000	456,000
Emmis Communications Corp., Class A	20,000	164,800
Fisher Communications, Inc.*	3,500	154,735
Interep National Radio Sales, Inc., Class A*	3,000	900
ION Media Networks, Inc.*	55,000	27,500
Liberty Global, Inc., Class A*	1,080	31,482
Liberty Media Corp., Capital Series, Class A*	10,000	979,800
Lin TV Corp., Class A*	25,000	248,750
McClatchy Co., Class A	5,000	216,500
Media General, Inc., Class A	6,000	223,020
PagesJaunes Groupe S.A.	20,000	397,441
Primedia, Inc.*	5,000	8,450
Reader’s Digest Association, Inc.	86,000	1,436,200
Salem Communications Corp., Class A	12,000	143,400
Shaw Communications, Inc., Class B	1,500	47,565
Tribune Co.	28,000	861,840
Triple Crown Media, Inc.*	1,500	11,610
Univision Communications, Inc., Class A*	61,000	2,160,620
Vivendi S.A.	4,000	156,181
Walt Disney Co.	1,000	34,270
Warner Music Group Corp.	20,000	459,000
Young Broadcasting, Inc., Class A*	11,500	32,430

		13,161,984

Multiline Retail (0.0%)
Saks, Inc.	200	3,564

Specialty Retail (0.5%)
Claire’s Stores, Inc.	1,000	33,140
CSK Auto Corp.*	11,000	188,650
Midas, Inc.*	5,500	126,500
Pier 1 Imports, Inc.	10,000	59,500
Sally Beauty Holdings, Inc.*	20,000	156,000

		563,790

Total Consumer Discretionary		22,325,675

Consumer Staples (5.0%)
Beverages (0.1%)
Pernod-Ricard S.A.	502	115,181

Food & Staples Retailing (0.6%)
BJ’s Wholesale Club, Inc.*	500	15,555
Pathmark Stores, Inc.*	1,000	11,150
SUPERVALU, Inc.	10,000	357,500
Topps Co., Inc.	35,000	311,500

		695,705

Food Products (3.9%)
Cadbury Schweppes plc (ADR)	6,000	257,580
Delta & Pine Land Co.	40,000	1,618,000
Flowers Foods, Inc.	750	20,243
Groupe Danone (ADR)	6,000	195,600
H.J. Heinz Co.	10,000	450,100
Premium Standard Farms, Inc.	35,000	649,950
Sara Lee Corp.	25,000	425,750
Tootsie Roll Industries, Inc.	28,000	915,600

		4,532,823

Personal Products (0.4%)
Alberto-Culver Co.	20,000	429,000

Tobacco (0.0%)
Gallaher Group plc (ADR)	200	17,990

Total Consumer Staples		5,790,699

Energy (5.7%)
Energy Equipment & Services (0.1%)
RPC, Inc.	7,500	126,600

Oil, Gas & Consumable Fuels (5.6%)
Anadarko Petroleum Corp.	6,500	282,880
Energy Partners Ltd.*	22,000	537,240
Giant Industries, Inc.*	16,000	1,199,200
James River Coal Co. *	28,000	259,840
Kinder Morgan, Inc.	34,000	3,595,500
Pioneer Natural Resources Co.	1,500	59,535
Stone Energy Corp.*	14,000	494,900

		6,429,095

Total Energy		6,555,695

Financials (8.6%)
Capital Markets (1.1%)
Ameriprise Financial, Inc.	1,000	54,500
BKF Capital Group, Inc.*	12,000	40,200
Deutsche Bank AG (Registered)	1,000	133,240
SWS Group, Inc.	30,000	1,071,000

		1,298,940

Commercial Banks (1.9%)
First Republic Bank/California	450	17,586
Mercantile Bankshares Corp.	30,000	1,403,700
Mid-State Bancshares	1,000	36,390
Republic Bancorp, Inc./Michigan	4,500	60,570

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
TD Banknorth, Inc.	20,000	$645,600

		2,163,846

Consumer Finance (0.3%)
American Express Co.	5,000	303,350

Insurance (0.1%)
CNA Surety Corp.*	5,000	107,500

Real Estate Investment Trusts (REITs) (5.0%)
Columbia Equity Trust, Inc. (REIT)	10,000	191,100
Equity Office Properties Trust (REIT)	80,000	3,853,600
Global Signal, Inc. (REIT)	8,000	421,360
Kimco Realty Corp. (REIT)	4,055	182,272
Longview Fibre Co. (REIT)	1,359	29,830
Reckson Associates Realty Corp. (REIT)	23,000	1,048,800
Trustreet Properties, Inc. (REIT)	2,000	33,700

		5,760,662

Thrifts & Mortgage Finance (0.2%)
Flushing Financial Corp.	5,000	85,350
New York Community Bancorp, Inc.	2,000	32,200
NewAlliance Bancshares, Inc.	11,000	180,400
Sovereign Bancorp, Inc.	1	26

		297,976

Total Financials		9,932,274

Health Care (11.3%)
Biotechnology (5.5%)
ICOS Corp.*	120,000	4,054,800
Sirna Therapeutics, Inc.*	80,000	1,040,800
Tanox, Inc.*	60,000	1,194,000

		6,289,600

Health Care Equipment & Supplies (3.0%)
Advanced Medical Optics, Inc.*	10,000	352,000
ArthroCare Corp.*	200	7,984
Biomet, Inc.	45,000	1,857,150
Biosite, Inc.*	7,500	366,375
Cholestech Corp.*	200	3,684
CONMED Corp.*	10,000	231,200
DJO, Inc.*.	200	8,564
Exactech, Inc.*	3,500	49,805
ICU Medical, Inc.*	500	20,340
Kensey Nash Corp.*	3,000	95,400
Lifecore Biomedical, Inc.*	10,000	178,300
Orthofix International N.V.*	1,500	75,000
Osteotech, Inc.*	1,500	8,475
Regeneration Technologies, Inc.*	18,000	105,480
Thoratec Corp.*	1,000	17,580
Tutogen Medical, Inc.*	5,000	36,150
Young Innovations, Inc.	300	9,990

		3,423,477

Health Care Providers & Services (1.7%)
Caremark Rx, Inc.	33,000	1,884,630
Chemed Corp.	2,000	73,960

		1,958,590

Health Care Technology (0.7%)
AMICAS, Inc.*	40,000	117,600
IMS Health, Inc.	26,600	730,968

		848,568

Life Sciences Tools & Services (0.0%)
Bio-Rad Laboratories, Inc., Class A*	200	16,504
BioVeris Corp.*	1,000	13,720

		30,224

Pharmaceuticals (0.4%)
Allergan, Inc.	1,404	168,115
Bristol-Myers Squibb Co.	2,000	52,640
Collagenex Pharmaceuticals, Inc.*	500	6,985
UCB S.A	3,057	209,554

		437,294

Total Health Care		12,987,753

Industrials (11.5%)
Aerospace & Defense (1.2%)
Herley Industries, Inc.*	35,000	566,650
Honeywell International, Inc.	18,000	814,320

		1,380,970

Building Products (1.5%)
Griffon Corp.*	15,000	382,500
Jacuzzi Brands, Inc.*	110,000	1,367,300

		1,749,800

Commercial Services & Supplies (3.4%)
Adesa, Inc.	2,100	58,275
ARAMARK Corp., Class B	80,000	2,676,000
John H. Harland Co.	20,000	1,004,000
Nashua Corp.*	10,100	84,537
R.R. Donnelley & Sons Co.	2,500	88,850
Republic Services, Inc.	1,000	40,670

		3,952,332

Electrical Equipment (1.6%)
American Power Conversion Corp.	40,000	1,223,600
Belden CDT, Inc.	1,000	39,090
Cooper Industries Ltd., Class A	2,000	180,860
SL Industries, Inc.*	10,000	162,500
Thomas & Betts Corp.*	5,000	236,400

		1,842,450

Industrial Conglomerates (1.4%)
Sequa Corp., Class A*	3,000	345,180
Tyco International Ltd.	40,000	1,216,000

		1,561,180

Machinery (2.2%)
Ampco-Pittsburgh Corp.	500	16,740
Baldwin Technology Co.*	6,000	30,000
CIRCOR International, Inc.	1,000	36,790
Flowserve Corp.*	2,000	100,940
ITT Corp.	2,400	136,368
Navistar International Corp.*	25,000	835,750
SIG Holding AG (Registered)*	1,000	333,415
Tennant Co.	25,000	725,000
Watts Water Technologies, Inc., Class A	7,000	287,770

		2,502,773

Trading Companies & Distributors (0.2%)
Kaman Corp.	13,000	291,070

Total Industrials		13,280,575

Information Technology (9.3%)
Communications Equipment (1.6%)
Alcatel-Lucent (ADR)	7,000	99,540
Andrew Corp.*	32,000	327,360
Netopia, Inc.*	1,000	6,950
Redback Networks, Inc.*	40,000	997,600
Stratos International, Inc.*	50,000	380,000

		1,811,450

Electronic Equipment & Instruments (3.8%)
Excel Technology, Inc.*	25,000	639,750
Symbol Technologies, Inc.	250,000	3,735,000

		4,374,750

Internet Software & Services (1.5%)
Digital Insight Corp.*	30,000	1,154,700
Digitas, Inc.*	43,300	580,653
Netratings, Inc.*	500	8,755

		1,744,108

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
IT Services (1.2%)
Computer Sciences Corp.*	1,500	$80,055
Kanbay International, Inc.*	1,000	28,770
Sabre Holdings Corp., Class A	33,000	1,052,370
TNS, Inc.*	11,000	211,750

		1,372,945

Semiconductors & Semiconductor Equipment (0.0%)
MoSys, Inc.*	3,000	27,750

Software (1.2%)
Borland Software Corp.*	10,000	54,400
FalconStor Software, Inc.*	5,500	47,575
GSE Systems, Inc.*	424	2,820
Mobius Management Systems, Inc.*	2,000	13,300
Open Solutions, Inc.*	33,000	1,242,120

		1,360,215

Total Information Technology		10,691,218

Materials (7.5%)
Chemicals (4.6%)
Ashland, Inc.	14,000	968,520
Bairnco Corp.	20,000	255,000
Ferro Corp.	20,000	413,800
Hercules, Inc.*	13,500	260,685
Huntsman Corp.*	5,000	94,850
MacDermid, Inc.	81,000	2,762,100
Sensient Technologies Corp.	20,000	492,000

		5,246,955

Construction Materials (0.1%)
Rinker Group Ltd. (ADR)	2,000	142,100

Containers & Packaging (0.3%)
Greif, Inc., Class A	1,500	177,600
Myers Industries, Inc.	10,000	156,600

		334,200

Metals & Mining (2.5%)
Barrick Gold Corp.	7,000	214,900
Gold Fields Ltd. (ADR)	4,000	75,520
Oregon Steel Mills, Inc.*	15,500	967,355
Phelps Dodge Corp.	13,000	1,556,360
WHX Corp.*	4,000	33,800

		2,847,935

Total Materials		8,571,190

Telecommunication Services (2.9%)
Diversified Telecommunication Services (1.1%)
Cincinnati Bell, Inc.*	45,000	205,650
Commonwealth Telephone Enterprises, Inc.	5,600	234,416
Portugal Telecom SGPS S.A. (Registered)	60,000	778,531
Qwest Communications International, Inc.*	6,000	50,220

		1,268,817

Wireless Telecommunication Services (1.8%)
Centennial Communications Corp.	6,000	43,140
Millicom International Cellular S.A.*	2,000	123,280
Price Communications Corp.	30,000	631,500
Rogers Communications, Inc., Class B	1,000	59,600
Sprint Nextel Corp.	35,000	661,150
U.S. Cellular Corp.*	7,000	487,130

		2,005,800

Total Telecommunication Services		3,274,617

Utilities (6.6%)
Electric Utilities (2.3%)
American Electric Power Co., Inc.	2,000	85,160
DPL, Inc.	20,000	555,600
Duquesne Light Holdings, Inc.	30,000	595,500
Endesa S.A.	20,000	944,945
Green Mountain Power Corp.	14,000	474,460

		2,655,665

Gas Utilities (0.9%)
Cascade Natural Gas Corp.	25,000	648,000
Laclede Group, Inc.	300	10,509
Peoples Energy Corp.	7,000	311,990
SEMCO Energy, Inc.*	2,000	12,200
Southwest Gas Corp.	500	19,185

		1,001,884

Independent Power Producers & Energy Traders (0.3%)
NRG Energy, Inc.*	6,000	336,060

Multi-Utilities (3.1%)
KeySpan Corp.	50,000	2,059,000
NorthWestern Corp.	35,000	1,238,300
NSTAR	6,000	206,160
Public Service Enterprise Group, Inc.	2,000	132,760
Suez S.A. (VVPR)*	4,000	53

		3,636,273

Total Utilities		7,629,882

Total Common Stocks (87.8%) (Cost $96,816,389)		101,039,578

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (4.3%)
U.S. Treasury Bills
4.77%, 1/4/07 (p).	$5,000,000	4,997,352

Time Deposit (6.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07	7,127,503	7,127,503

Total Short-Term Investments (10.5%) (Cost/Amortized Cost $12,125,517)		12,124,855

Total Investments (98.3%) (Cost/Amortized Cost $108,941,906)		113,164,433
Other Assets Less Liabilities (1.7%)		1,926,809

Net Assets (100%)		$115,091,242

*	Non-income producing.
(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

VVPR — Verlaagde Vooheffing Precompte Reduit

    (Belgium dividend coupon)

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$212,708,861
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$147,030,062

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,248,373
Aggregate gross unrealized depreciation	(2,460,412)

Net unrealized appreciation	$3,787,961

Federal income tax cost of investments	$109,376,472

For the year ended December 31, 2006, the Portfolio incurred approximately $72,420 as brokerage commissions with Gabelli & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (22.3%)
Auto Components (3.0%)
BorgWarner, Inc.	113,000	$6,669,260
Dana Corp.*	660,000	917,400
Federal-Mogul Corp.*	60,000	35,100
Modine Manufacturing Co.	180,000	4,505,400
Proliance International, Inc.*	155,000	713,000
Spartan Motors, Inc.	202,500	3,073,950
Standard Motor Products, Inc.	260,000	3,894,800
Strattec Security Corp.*	19,000	885,400
Superior Industries International, Inc.	33,000	635,910
Tenneco, Inc.*	3,000	74,160

		21,404,380

Automobiles (0.3%)
Fleetwood Enterprises, Inc.*	135,000	1,067,850
Monaco Coach Corp.	40,000	566,400
Thor Industries, Inc.	4,000	175,960

		1,810,210

Diversified Consumer Services (0.1%)
Matthews International Corp., Class A	10,000	393,500

Hotels, Restaurants & Leisure (5.2%)
Aztar Corp.*	175,000	9,523,500
Canterbury Park Holding Corp.	86,200	1,180,940
Churchill Downs, Inc.	145,000	6,197,300
Dover Downs Gaming & Entertainment, Inc.	99,500	1,330,315
Dover Motorsports, Inc.	250,000	1,327,500
Gaylord Entertainment Co.*	200,000	10,186,000
International Speedway Corp., Class A	4,000	204,160
Magna Entertainment Corp., Class A*	225,000	1,014,750
Marcus Corp.	4,000	102,320
Pinnacle Entertainment, Inc.*	105,000	3,479,700
Six Flags, Inc.*	55,000	288,200
Steak n Shake Co.*	50,000	880,000
Triarc Cos., Inc., Class A	40,000	869,600
Triarc Cos., Inc., Class B	70,000	1,400,000

		37,984,285

Household Durables (1.7%)
Cavalier Homes, Inc.*	320,000	1,344,000
Cavco Industries, Inc.*	94,000	3,293,760
Champion Enterprises, Inc.*	383,000	3,584,880
Fedders Corp.*	470,000	470,000
Lenox Group, Inc.*	110,000	704,000
National Presto Industries, Inc.	1,500	89,805
Palm Harbor Homes, Inc.*	27,000	378,540
Skyline Corp.	70,000	2,815,400

		12,680,385

Internet & Catalog Retail (0.0%)
Liberty Media Corp., Interactive, Class A*	12,500	269,625

Leisure Equipment & Products (0.2%)
Fairchild Corp., Class A*	500,000	1,095,000

Media (8.8%)
Acme Communications, Inc.*	55,000	276,100
Beasley Broadcasting Group, Inc., Class A	150,000	1,435,500
Belo Corp., Class A	115,000	2,112,550
Cablevision Systems Corp. - New York Group, Class A	350,000	9,968,000
Citadel Broadcasting Corp.	25,000	249,000
Crown Media Holdings, Inc., Class A*	80,000	290,400
Cumulus Media, Inc., Class A*	2,011	20,894
Discovery Holding Co., Class A*	25,000	402,250
E.W. Scripps Co., Class A	44,000	2,197,360
Emmis Communications Corp., Class A	20,000	164,800
Fisher Communications, Inc.*	94,000	4,155,740
Gemstar-TV Guide International, Inc.*	600,000	2,406,000
Gray Television, Inc.	265,000	1,942,450
Idearc, Inc.*	2,000	57,300
Imax Corp.*	18,000	67,680
Interactive Data Corp.	135,000	3,245,400
Interep National Radio Sales, Inc., Class A*	65,000	19,500
ION Media Networks, Inc.*	190,000	95,000
Journal Communications, Inc., Class A	60,000	756,600
Journal Register Co.	130,000	949,000
Lakes Entertainment, Inc.*	110,000	1,186,900
Lee Enterprises, Inc.	60,000	1,863,600
Liberty Global, Inc., Class A*	15,000	437,250
Liberty Media Corp., Capital Series, Class A*	2,500	244,950
Lin TV Corp., Class A*	255,000	2,537,250
McClatchy Co., Class A	100,000	4,330,000
MDC Partners, Inc., Class A*	10,000	74,000
Media General, Inc., Class A	160,000	5,947,200
Meredith Corp.	50,000	2,817,500
Nexstar Broadcasting Group, Inc., Class A*	62,000	285,200
Penton Media, Inc.*	100,000	77,000
Primedia, Inc.*	410,000	692,900
ProQuest Co.*	250,000	2,612,500
Reader’s Digest Association, Inc.	200,000	3,340,000
Salem Communications Corp., Class A	230,000	2,748,500
Sinclair Broadcast Group, Inc., Class A	210,000	2,205,000
Triple Crown Media, Inc.*	95,000	735,300
Young Broadcasting, Inc., Class A*	300,000	846,000

		63,792,574

Specialty Retail (2.1%)
Big 5 Sporting Goods Corp.	25,000	610,500
Bowlin Travel Centers, Inc.*	70,000	126,000
CSK Auto Corp.*	60,000	1,029,000
Earl Scheib, Inc.*‡	280,000	991,200
Midas, Inc.*	270,600	6,223,800
Pep Boys - Manny, Moe & Jack	240,000	3,566,400
Sally Beauty Holdings, Inc.*	125,000	975,000
Tractor Supply Co.*	25,000	1,117,750
United Auto Group, Inc.	40,000	942,800

		15,582,450

Textiles, Apparel & Luxury Goods (0.9%)
Escada AG*	38,000	1,498,251
Hanesbrands, Inc.*	60,600	1,431,372
Hartmarx Corp.*	257,600	1,818,656
Levcor International, Inc.*	80,000	32,000
Movado Group, Inc.	52,000	1,508,000
Wolverine World Wide, Inc.	20,000	570,400

		6,858,679

Total Consumer Discretionary		161,871,088

Consumer Staples (6.6%)
Beverages (0.4%)
Boston Beer Co., Inc., Class A*	59,000	2,122,820

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
PepsiAmericas, Inc.	20,100	$421,698

		2,544,518

Food & Staples Retailing (1.2%)
Ingles Markets, Inc., Class A	135,000	4,021,650
Topps Co., Inc.	400,000	3,560,000
Weis Markets, Inc.	27,000	1,082,970

		8,664,620

Food Products (2.8%)
Corn Products International, Inc.	80,000	2,763,200
Del Monte Foods Co.	115,000	1,268,450
Delta & Pine Land Co.	20,000	809,000
Flowers Foods, Inc.	150,000	4,048,500
Griffin Land & Nurseries, Inc.*	131,000	4,250,950
Hain Celestial Group, Inc.*	30,000	936,300
J & J Snack Foods Corp.	4,000	165,600
John B. Sanfilippo & Son, Inc.*	1,000	12,260
Myojo Foods Co. Ltd.	13,000	90,554
Ralcorp Holdings, Inc.*	52,000	2,646,280
Tootsie Roll Industries, Inc.	112,894	3,691,634

		20,682,728

Household Products (1.7%)
Church & Dwight Co., Inc.	75,000	3,198,750
Energizer Holdings, Inc.*	26,000	1,845,740
Katy Industries, Inc.*	222,900	597,372
Oil-Dri Corp. of America ‡	290,625	4,905,750
Spectrum Brands, Inc.*	100,000	1,090,000
WD-40 Co.	23,000	802,010

		12,439,622

Personal Products (0.5%)
Elizabeth Arden, Inc.*	10,000	190,500
Revlon, Inc., Class A*	210,000	268,800
Schiff Nutrition International, Inc.*	460,000	3,059,000
United-Guardian, Inc.	20,000	180,200

		3,698,500

Total Consumer Staples		48,029,988

Energy (1.6%)
Energy Equipment & Services (0.8%)
Oceaneering International, Inc.*	50,000	1,985,000
RPC, Inc.	195,000	3,291,600
Union Drilling, Inc.*	25,000	352,000
W-H Energy Services, Inc.*	5,000	243,450

		5,872,050

Oil, Gas & Consumable Fuels (0.8%)
Giant Industries, Inc.*	74,000	5,546,300

Total Energy		11,418,350

Financials (4.2%)
Capital Markets (1.7%)
BKF Capital Group, Inc.*	40,000	134,000
Epoch Holding Corp.*	28,000	278,320
SWS Group, Inc.	157,000	5,604,900
Waddell & Reed Financial, Inc.	230,000	6,292,800

		12,310,020

Commercial Banks (0.4%)
Sterling Bancorp/New York	135,000	2,659,500

Insurance (2.0%)
Alleghany Corp.*	3,800	1,381,680
Argonaut Group, Inc.*	120,000	4,183,200
CNA Surety Corp.*	145,000	3,117,500
Midland Co.	135,000	5,663,250

		14,345,630

Real Estate Management & Development (0.1%)
Gyrodyne Co. of America, Inc.*	2,000	123,540
Realogy Corp.*	20,000	606,400

		729,940

Thrifts & Mortgage Finance (0.0%)
Franklin Bank Corp./Texas*	10,000	205,400
NewAlliance Bancshares, Inc.	5,000	82,000

		287,400

Total Financials		30,332,490

Health Care (5.0%)
Health Care Equipment & Supplies (3.2%)
Advanced Medical Optics, Inc.*	36,000	1,267,200
Align Technology, Inc.*	115,000	1,606,550
AngioDynamics, Inc.*	100,000	2,149,000
Biosite, Inc.*	50,000	2,442,500
CONMED Corp.*	135,000	3,121,200
Edwards Lifesciences Corp.*	75,000	3,528,000
Exactech, Inc.*	115,800	1,647,834
ICU Medical, Inc.*	20,000	813,600
Inverness Medical Innovations, Inc.*	10,000	387,000
Kensey Nash Corp.*	102,000	3,243,600
Lifecore Biomedical, Inc.*	60,000	1,069,800
Orthofix International N.V.*	9,000	450,000
Possis Medical, Inc.*	73,600	992,128
Regeneration Technologies, Inc.*	95,000	556,700
Sirona Dental Systems, Inc.	2,000	77,020
Thoratec Corp.*	8,000	140,640
Young Innovations, Inc.	4,000	133,200

		23,625,972

Health Care Providers & Services (0.9%)
Chemed Corp.	95,000	3,513,100
Owens & Minor, Inc.	60,000	1,876,200
PSS World Medical, Inc.*	70,000	1,367,100

		6,756,400

Health Care Technology (0.5%)
AMICAS, Inc.*	220,000	646,800
IMS Health, Inc.	100,000	2,748,000

		3,394,800

Life Sciences Tools & Services (0.1%)
Invitrogen Corp.*	15,000	848,850

Pharmaceuticals (0.3%)
Allergan, Inc.	13,006	1,557,338
Alpharma, Inc., Class A.	15,000	361,500
TL Administration Corp.*†	85,000	340

		1,919,178

Total Health Care		36,545,200

Industrials (31.8%)
Aerospace & Defense (3.5%)
AAR Corp.*	70,000	2,043,300
Curtiss-Wright Corp.	54,000	2,002,320
EDO Corp.	30,000	712,200
Empresa Brasileira de Aeronautica S.A. (ADR)	4,000	165,720
GenCorp, Inc.*	220,000	3,084,400
Heico Corp.	14,000	543,620
Herley Industries, Inc.*	40,000	647,600
Moog, Inc., Class A*	37,000	1,413,030
Precision Castparts Corp.	190,000	14,873,200

		25,485,390

Air Freight & Logistics (0.6%)
Park-Ohio Holdings Corp.*	247,000	3,971,760

Building Products (0.3%)
Griffon Corp.*	50,000	1,275,000
Jacuzzi Brands, Inc.*	100,000	1,243,000

		2,518,000

Commercial Services & Supplies (5.0%)
ACCO Brands Corp.*	84,000	2,223,480
Adesa, Inc.	260,000	7,215,000
Allied Waste Industries, Inc.*	470,000	5,776,300

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Central Parking Corp.	90,000	$1,620,000
Copart, Inc.*	23,800	714,000
Covanta Holding Corp.*	160,000	3,526,400
Layne Christensen Co.*	100,000	3,283,000
Nashua Corp.*	103,000	862,110
Republic Services, Inc.	95,000	3,863,650
Rollins, Inc.	340,000	7,517,400

		36,601,340

Construction & Engineering (0.3%)
Xanser Corp.*	375,000	1,822,500

Electrical Equipment (5.1%)
A.O. Smith Corp.	7,000	262,920
A.O. Smith Corp., Class A	8,000	296,000
Acuity Brands, Inc.	40,000	2,081,600
Ametek, Inc.	210,000	6,686,400
Baldor Electric Co.	72,000	2,406,240
Belden CDT, Inc.	57,000	2,228,130
C&D Technologies, Inc.	11,000	52,140
Franklin Electric Co., Inc.	90,000	4,625,100
GrafTech International Ltd.*	208,000	1,439,360
Lamson & Sessions Co.*	80,000	1,940,800
Roper Industries, Inc.	44,000	2,210,560
SL Industries, Inc.*	67,500	1,096,875
Tech/Ops Sevcon, Inc.	65,900	517,315
Thomas & Betts Corp.*	220,000	10,401,600
Woodward Governor Co.	20,400	810,084

		37,055,124

Industrial Conglomerates (3.2%)
Sequa Corp., Class A*	88,000	10,125,280
Sequa Corp., Class B*	47,000	5,401,240
Standex International Corp.	56,500	1,702,345
Tredegar Corp.	269,000	6,082,090

		23,310,955

Machinery (11.1%)
Ampco-Pittsburgh Corp.	164,000	5,490,720
Badger Meter, Inc.	53,800	1,490,260
Baldwin Technology Co.*	307,000	1,535,000
Basin Water, Inc.*	22,000	148,940
CIRCOR International, Inc.	100,000	3,679,000
Clarcor, Inc.	355,000	12,002,550
CNH Global N.V.	205,000	5,596,500
Crane Co.	135,000	4,946,400
Donaldson Co., Inc.	40,000	1,388,400
Flowserve Corp.*	195,000	9,841,650
Gorman-Rupp Co.	56,250	2,079,563
Graco, Inc.	122,000	4,833,640
IDEX Corp.	86,000	4,077,260
L.S. Starrett Co., Class A	10,700	173,875
Mueller Water Products, Inc., Class A*	45,000	669,150
Navistar International Corp.*	106,800	3,570,324
Oshkosh Truck Corp.	12,000	581,040
Robbins & Myers, Inc.	150,000	6,888,000
Tennant Co.	160,000	4,640,000
Watts Water Technologies, Inc., Class A	170,000	6,988,700

		80,620,972

Road & Rail (0.1%)
Avis Budget Group, Inc.	20,000	433,800

Trading Companies & Distributors (2.6%)
GATX Corp.	200,000	8,666,000
Huttig Building Products, Inc.*	44,000	232,760
Industrial Distribution Group, Inc.*	70,000	693,000
Kaman Corp.	424,000	9,493,360
National Patent Development Corp.*	10,000	23,400

		19,108,520

Total Industrials		230,928,361

Information Technology (3.9%)
Communications Equipment (0.3%)
Communications Systems, Inc.	81,200	811,188
Nortel Networks Corp.*	30,000	801,900
Plantronics, Inc.	45,000	954,000

		2,567,088

Computers & Peripherals (0.7%)
Intermec, Inc.*	220,000	5,339,400

Electronic Equipment & Instruments (2.2%)
CTS Corp.	246,200	3,865,340
Gerber Scientific, Inc.*	27,000	339,120
KEMET Corp.*	235,000	1,715,500
Methode Electronics, Inc.	150,500	1,629,915
Park Electrochemical Corp.	130,000	3,334,500
Paxar Corp.*	180,000	4,150,800
Symbol Technologies, Inc.	50,000	747,000
Trans-Lux Corp.	12,000	94,200

		15,876,375

IT Services (0.4%)
Edgewater Technology, Inc.*	339,500	2,074,345
Tyler Technologies, Inc.*	62,000	871,720

		2,946,065

Semiconductors & Semiconductor Equipment (0.1%)
California Micro Devices Corp.*	60,000	262,800
MoSys, Inc.*	48,000	444,000

		706,800

Software (0.2%)
Borland Software Corp.*	86,000	467,840
FalconStor Software, Inc.*	90,000	778,500
GSE Systems, Inc.*	11,323	75,298
OpenTV Corp., Class A*	10,000	23,200

		1,344,838

Total Information Technology		28,780,566

Materials (7.4%)
Chemicals (4.9%)
Arch Chemicals, Inc.	60,000	1,998,600
Bairnco Corp.	15,000	191,250
Chemtura Corp.	500,000	4,815,000
Core Molding Technologies, Inc.*	111,000	1,071,150
Cytec Industries, Inc.	5,000	282,550
Ferro Corp.	305,000	6,310,450
Hawkins, Inc.	75,000	1,072,500
Hercules, Inc.*	300,000	5,793,000
MacDermid, Inc.	120,000	4,092,000
Material Sciences Corp.*	115,000	1,488,100
NewMarket Corp.	25,000	1,476,250
Omnova Solutions, Inc.*	340,000	1,557,200
Scotts Miracle-Gro Co., Class A	2,000	103,300
Sensient Technologies Corp.	220,000	5,412,000

		35,663,350

Containers & Packaging (2.0%)
Chesapeake Corp.	5,000	85,100
Greif, Inc., Class A	90,000	10,656,000
Myers Industries, Inc.	255,000	3,993,300

		14,734,400

Metals & Mining (0.4%)
Barrick Gold Corp.	35,000	1,074,500
Kinross Gold Corp.*	28,167	334,624
Novelis, Inc.	55,000	1,531,750

		2,940,874

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Paper & Forest Products (0.1%)
Schweitzer-Mauduit International, Inc.	30,000	$781,500

Total Materials		54,120,124

Telecommunication Services (4.3%)
Diversified Telecommunication Services (0.9%)
ATX Communications, Inc.*†	30,000	342
Cincinnati Bell, Inc.*	560,000	2,559,200
Commonwealth Telephone Enterprises, Inc.	70,000	2,930,200
D&E Communications, Inc.	66,400	839,960
Windstream Corp.	30,000	426,600

		6,756,302

Wireless Telecommunication Services (3.4%)
ALLTEL Corp.	33,000	1,995,840
Centennial Communications Corp.	40,000	287,600
Price Communications Corp.	180,000	3,789,000
Rogers Communications, Inc., Class B	130,000	7,748,000
Rural Cellular Corp., Class A*	55,000	722,700
U.S. Cellular Corp.*	70,000	4,871,300
Vimpel-Communications (ADR)*	66,000	5,210,700

		24,625,140

Total Telecommunication Services		31,381,442

Utilities (3.9%)
Electric Utilities (1.9%)
Allegheny Energy, Inc.*	30,000	1,377,300
Duquesne Light Holdings, Inc.	190,000	3,771,500
El Paso Electric Co.*	140,000	3,411,800
Westar Energy, Inc.	200,000	5,192,000

		13,752,600

Gas Utilities (0.9%)
AGL Resources, Inc.	5,000	194,550
ONEOK, Inc.	80,000	3,449,600
SEMCO Energy, Inc.*	105,000	640,500
Southwest Gas Corp.	67,000	2,570,790

		6,855,440

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	25,000	551,000

Multi-Utilities (0.9%)
Aquila, Inc.*	800,000	3,760,000
CH Energy Group, Inc.	45,000	2,376,000

		6,136,000

Water Utilities (0.1%)
SJW Corp.	22,000	852,720

Total Utilities		28,147,760

Total Common Stocks (91.0%) (Cost $449,422,129)		661,555,369

RIGHTS:
Consumer Staples (0.0%)
Personal Products (0.0%)
Revlon, Inc., $1.05, expiring 1/19/07* (Cost $ —)	210,000	10,500

	Principal Amount
SHORT TERM INVESTMENTS:
Government Securities (6.1%)
U.S. Treasury Bills
4.77%, 3/29/07 (p)	$45,000,000	44,480,969

Time Deposit (2.6%)
JPMorgan Chase Nassau
4.75%, 1/2/07	19,007,533	19,007,533

Total Short-Term Investments (8.7%) (Cost/Amortized Cost $63,482,633)		63,488,502

Total Investments (99.7%) (Cost/Amortized Cost $512,904,762)		725,054,371
Other Assets Less Liabilities (0.3%)		2,064,993

Net Assets (100%)		$727,119,364

*	Non-income producing.

†	Securities (totaling $682 or 0.0% of net assets) valued at fair value.

‡	Affiliated company as defined under the Investment Company Act of 1940.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2006, were as follows:

Securities	Market Value December 31, 2005	Purchases at Cost	Sales at Cost	Market Value December 31, 2006	Dividend Income	Realized Gain (Loss)
Earl Scheib, Inc.	$1,050,000	$—	$—	$991,200	$—	$—
Oil-Dri Corp. of America	4,231,200	84,322	164,763	4,905,750	125,055	63,823

	$5,281,200	$84,322	$164,763	$5,896,950	$125,055	$63,823

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$149,136,788
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$111,742,671

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$237,312,757
Aggregate gross unrealized depreciation	(33,294,417)

Net unrealized appreciation	$204,018,340

Federal income tax cost of investments	$521,036,031

For the year ended December 31, 2006, the Portfolio incurred approximately $153,743 as brokerage commissions with Gabelli & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (12.3%)
Asset-Backed Securities (10.1%)
ACE Securities Corp.,
Series 06-NC3 A2A
5.370%, 12/25/36 (l)	$693,698	$693,982
Bear Stearns Asset Backed Securities, Inc.,
Series 06-HE10 21A1
5.420%, 12/25/36 (l)	500,000	500,000
Carrington Mortgage Loan Trust,
Series 06-NC5 A1
5.400%, 1/25/37 (l)	725,000	725,297
Countrywide Asset-Backed Certificates,
Series 06-22 2A1
5.370%, 5/25/37 (l)	547,481	547,465
Daimler Chrysler Auto Trust,
Series 04-C A4
3.280%, 12/8/09	750,000	735,276
Series 06-B A3
5.330%, 8/8/10	1,000,000	1,002,029
Indymac Residential Asset Backed Trust,
Series 06-E 2A1
5.410%, 4/25/37 (l)	725,000	723,641
MBNA Credit Card Master Note Trust,
Series 05-A3 A3
4.100%, 10/15/12	500,000	485,929
Series 05-A7 A7
4.300%, 2/15/11	950,000	937,548
Morgan Stanley ABS Capital I,
Series 06-HE8 A2A
5.370%, 10/25/36 (l)	627,323	627,333
New Century Home Equity Loan Trust,
Series 05-3 A2B
5.530%, 7/25/35 (l)	543,621	543,734
Residential Asset Mortgage Products, Inc.,
Series 06-EFC2 A1
5.410%, 12/25/36 (l)	669,632	669,704
Structured Asset Securities Corp.,
Series 06-BC6 A2
5.430%, 1/25/37 (l)	650,000	650,000

		8,841,938

Non-Agency CMO (2.2%)
Countrywide Alternative Loan Trust,
Series 06-OC9 A1
5.395%, 12/25/36 (l)	693,968	694,197
Series 06-OC10 2A1
5.410%, 11/25/36 (l)	489,447	489,424
Harborview Mortgage Loan Trust,
Series 06-11 A1A
5.490%, 12/19/36 (l)	696,128	696,412

		1,880,033

Total Asset-Backed and Mortgage-Backed Securities		10,721,971

Consumer Discretionary (0.3%)
Multiline Retail (0.3%)
Federated Retail Holdings, Inc.
5.900%, 12/1/16^	225,000	224,650

Total Consumer Discretionary.		224,650

Financials (4.5%)
Capital Markets (4.5%)
Private Export Funding Corp.
5.750%, 1/15/08	1,000,000	1,005,282
3.400%, 2/15/08	3,000,000	2,942,097

Total Financials		3,947,379

Government Securities (84.9%)
Agency ABS (0.2%)
Federal National Mortgage Association
5.630%, 3/25/33 (l)	197,413	197,418

Agency CMO (2.5%)
Federal Home Loan Mortgage Corp.
5.500%, 2/15/26	432,176	432,946
5.500%, 11/15/26	504,592	505,952
6.000%, 4/15/36	491,786	500,863
Federal National Mortgage Association
5.500%, 11/25/30	552,478	553,749
5.000%, 6/1/35 IO	1,040,114	232,768

		2,226,278

U.S. Government Agencies (73.8%)
Federal Home Loan Bank
5.000%, 9/18/09^	1,405,000	1,407,322
4.375%, 3/17/10	5,500,000	5,408,024
5.400%, 10/27/11	1,325,000	1,324,577
4.500%, 9/16/13^	2,100,000	2,043,321
Federal Home Loan Mortgage Corp.
4.375%, 11/16/07^	2,590,000	2,571,000
4.500%, 1/15/13^	1,880,000	1,833,415
4.500%, 1/15/14^	2,000,000	1,943,566
5.000%, 7/15/14^	4,000,000	4,004,892
5.500%, 2/1/32	1,814,818	1,799,539
4.037%, 6/1/34 (l)	2,897,723	2,837,766
4.189%, 10/1/34 (l)	3,434,104	3,359,455
Federal National Mortgage Association
3.250%, 11/15/07^	5,000,000	4,916,295
4.494%, 5/1/33 (l)	1,807,709	1,781,260
4.486%, 5/1/34 (l)	1,931,642	1,912,743
3.679%, 6/1/34 (l)	1,742,741	1,749,252
4.794%, 10/1/34 (l)	1,343,154	1,333,788
4.237%, 12/1/34 (l)	2,674,311	2,659,522
4.907%, 6/1/35 (l)	1,750,636	1,740,039
6.000%, 12/1/35	478,009	481,350
6.000%, 3/1/36	464,921	468,069
6.000%, 6/1/36	57,070	57,456
6.000%, 11/1/36	999,901	1,006,671
4.500%, 1/1/37	1,825,000	1,813,795
5.065%, 2/25/37	1,000,000	996,820
Government National Mortgage Association
7.500%, 10/15/24	4,562	4,764
7.000%, 9/20/28	67,019	68,986
6.000%, 12/15/31	1,814,992	1,843,127
Overseas Private Investment Corp.
5.140%, 8/15/07	1,043,387	1,043,387
7.050%, 11/15/13	1,500,000	1,559,445
Small Business Administration
5.886%, 9/1/11	536,396	546,641
5.136%, 8/10/13	3,225,657	3,219,667
4.754%, 8/10/14	1,697,888	1,652,590
Tennessee Valley Authority
5.375%, 11/13/08	2,000,000	2,012,506
6.000%, 3/15/13	1,000,000	1,053,492
4.750%, 8/1/13	2,000,000	1,969,574

		64,424,116

U.S. Treasuries (8.4%)
U. S. Treasury Notes
4.875%, 8/15/09	710,000	712,136
4.000%, 4/15/10	835,000	817,061
4.500%, 9/30/11^	45,000	44,604
4.000%, 11/15/12^	425,000	410,341
4.250%, 8/15/14^	1,455,000	1,412,373
4.875%, 8/15/16^	475,000	480,678
4.625%, 11/15/16	2,050,000	2,036,548

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
Inflation Indexed
2.500%, 7/15/16^	$1,079,762	$1,087,944
2.000%, 1/15/26	310,270	291,799

		7,293,484

Total Government Securities		74,141,296

Total Long-Term Debt Securities (102.0%) (Cost $89,610,523)		89,035,296

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (21.4%)
Nomura Securities Co., Ltd.,
Repurchase Agreement
5.35%, 1/2/07 (r)	18,695,726	18,695,726

Time Deposit (2.9%)
JPMorgan Chase Nassau
4.75%, 1/2/07	2,510,061	2,510,061

Total Short-Term Debt Securities (24.3%) (Amortized Cost $21,205,787)		21,205,787

Total Investments (126.3%) (Cost/Amortized Cost $110,816,310)		110,241,083
Other Assets Less Liabilities (-26.3%)		(22,965,874)

Net Assets (100%)		$87,275,209

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ABS — Asset-Backed Security

CMO — Collateralized Mortgage Obligation

IO — Interest only

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$42,419,227
Long-term U.S. Treasury securities	61,032,781

$103,452,008

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$28,034,944
Long-term U.S. Treasury securities	91,102,218

$119,137,162

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$334,925
Aggregate gross unrealized depreciation	(925,612)

Net unrealized depreciation	$(590,687)

Federal income tax cost of investments	$110,831,770

At December 31, 2006, the Portfolio had loaned securities with a total value of $20,254,729. This was secured by collateral of

$18,695,726 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $2,044,723 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $1,659,594 of which $132,330 expires in the year 2013, and $1,527,264 expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.3%)
BHP Billiton Ltd.	188,740	$3,763,751

Austria (2.4%)
Erste Bank der Oesterreichischen Sparkassen AG	22,780	1,745,258
Raiffeisen International Bank Holding AG	6,890	1,049,466
Wienerberger AG	21,090	1,251,465

		4,046,189

Bermuda (0.8%)
Orient-Express Hotels Ltd.	27,400	1,296,568

Brazil (2.7%)
Aracruz Celulose S.A. (ADR)^	13,750	842,050
CSU Cardsystem S.A.*	54,270	277,069
Petroleo Brasileiro S.A. (ADR)^	17,550	1,807,474
Unibanco-Uniao de Bancos Brasileiros S.A. (ADR)^	15,650	1,454,824

		4,381,417

Canada (1.3%)
Talisman Energy, Inc.	45,890	780,804
TELUS Corp.	29,040	1,335,586

		2,116,390

China (0.5%)
Industrial & Commercial Bank of China Ltd., Class H*	1,341,650	833,221

Cyprus (0.7%)
Bank of Cyprus Public Co., Ltd.	86,150	1,176,913

Czech Republic (1.2%)
CEZ A/S	41,350	1,901,728

Egypt (1.1%)
Orascom Telecom Holding SAE (GDR)	26,770	1,768,731

France (10.8%)
Air Liquide	7,284	1,727,948
Groupe Danone	9,000	1,362,429
L’Oreal S.A.	11,150	1,115,954
LVMH Moet Hennessy Louis Vuitton S.A.	38,800	4,090,532
Pernod-Ricard S.A.	7,090	1,626,766
Schneider Electric S.A.	13,630	1,511,546
Societe Generale	10,979	1,861,801
Total S.A.	63,330	4,563,827

		17,860,803

Germany (5.4%)
Adidas-Salomon AG	19,240	957,241
Bayer AG	30,630	1,642,267
Continental AG	12,549	1,457,857
Linde AG	15,750	1,625,361
SAP AG	30,840	1,637,260
Symrise AG*	9,805	254,709
Wacker Chemie AG*	9,910	1,288,226

		8,862,921

Hong Kong (4.7%)
China Mobile Ltd.	166,000	1,434,337
CNOOC Ltd.	1,704,000	1,619,153
Dairy Farm International Holdings, Ltd.	153,000	520,200
Esprit Holdings Ltd.	95,000	1,060,883
Li & Fung Ltd.	738,000	2,296,390
Melco PBL Entertainment Macau Ltd. (ADR)*^	41,840	889,519

		7,820,482

India (0.3%)
Reliance Capital Ltd. (GDR)†(b)	2,113	18,495
Reliance Communication Ltd. (GDR)*(b)	42,260	450,335
Reliance Energy Ltd.*†(b)	21,130	29,593
Reliance Natural Resources Ltd. (GDR)*(b)	21,130	21,198

		519,621

Israel (0.6%)
Nice Systems Ltd. (ADR)*	30,060	925,247

Italy (3.0%)
Assicurazioni Generali S.p.A.	37,270	1,635,090
Finmeccanica S.p.A.	47,300	1,280,500
UniCredito Italiano S.p.A	236,180	2,067,954

		4,983,544

Japan (14.4%)
Aeon Credit Service Co., Ltd.	64,800	1,226,335
Astellas Pharma, Inc.	29,500	1,339,390
Canon, Inc.	25,500	1,433,847
Capcom Co., Ltd.	66,800	1,202,518
Daiwa Securities Group, Inc.	134,000	1,501,322
Fanuc Ltd.	15,100	1,485,225
Fuji Television Network, Inc.	377	860,593
Hirose Electric Co., Ltd.	16,600	1,882,137
Kao Corp.	54,000	1,454,744
Keyence Corp.	5,300	1,311,711
Konami Co. Ltd.	26,900	812,723
Namco Bandai Holdings, Inc.	45,000	659,015
Nippon Electric Glass Co., Ltd.	39,000	818,262
Nitto Denko Corp.	26,400	1,320,498
Omron Corp.	45,200	1,282,162
Sumitomo Mitsui Financial Group, Inc.	145	1,484,621
Takata Corp.*	17,700	626,864
Toyota Industries Corp.	46,700	2,143,838
Ushio, Inc.	47,700	978,780

		23,824,585

Mexico (2.1%)
Grupo Televisa S.A. (ADR)	57,740	1,559,557
Kimberly-Clark de Mexico S.A.B.de C.V., Class A	405,570	1,869,228

		3,428,785

Netherlands (2.1%)
ASML Holding N.V.*	33,470	831,508
Koninklijke Philips Electronics N.V.	68,690	2,587,815

		3,419,323

Norway (2.9%)
Aker Kvaerner ASA	7,240	904,658
Norsk Hydro ASA	53,300	1,656,436
Telenor ASA	121,760	2,292,894

		4,853,988

Singapore (0.5%)
Venture Corp., Ltd.	89,400	786,613

South Africa (1.5%)
ABSA Group Ltd.	95,400	1,692,663
Massmart Holdings Ltd.	86,960	865,807

		2,558,470

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
South Korea (2.6%)
Amorepacific Corp.*.	2,286	$1,425,677
Samsung Electronics Co., Ltd.	4,364	2,876,486

		4,302,163

Spain (1.7%)
Antena 3 de Television S.A.	45,632	1,073,486
Inditex S.A	32,380	1,742,501

		2,815,987

Sweden (1.3%)
KappAhl Holding AB.	96,700	1,013,916
Telefonaktiebolaget LM Ericsson, Class B	275,840	1,114,566

		2,128,482

Switzerland (10.2%)
Actelion Ltd. (Registered)*	8,060	1,769,542
EFG International (Registered)*	3,180	119,703
Julius Baer Holding AG (Registered)	17,435	1,916,750
Nestle S.A. (Registered)	8,367	2,967,896
Roche Holding AG	26,240	4,696,846
Straumann Holding AG (Registered)	4,020	971,492
Synthes, Inc.	9,140	1,087,935
UBS AG (Registered).	53,194	3,226,850

		16,757,014

Taiwan (1.0%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	148,236	1,620,219

United Kingdom (16.9%)
Acergy S.A.*	80,170	1,545,111
Anglo American plc	36,770	1,792,633
ARM Holdings plc	329,960	812,070
GlaxoSmithKline plc.	144,880	3,810,937
HSBC Holdings plc	217,440	3,961,989
IG Group Holdings plc	138,460	787,217
Intertek Group plc.	74,730	1,219,059
Reckitt Benckiser plc	61,950	2,829,869
Smith & Nephew plc	116,610	1,216,430
Standard Chartered plc.	59,380	1,733,936
Tesco plc	481,440	3,811,403
William Hill plc.	98,070	1,213,046
WPP Group plc.	231,670	3,130,816

		27,864,516

United States (1.0%)
Aflac, Inc.	34,460	1,585,160

Total Common Stocks (96.0%) (Cost $135,753,222).		158,202,831

	Principal Amount
SHORT-TERM INVESTMENTS:
Commercial Paper (4.0%)
Falcon Asset Securitization Co. LLC 5.28%, 1/2/07 (b)(p)	$6,623,000	6,621,057

Short-Term Investments of Cash Collateral for Securities Loaned (2.0%)
Nomura Securities Co., Ltd., Repurchase Agreement 5.35%, 1/2/07 (r)	3,219,743	3,219,743

Time Deposit (0.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	84,606	84,606

Total Short-Term Investments (6.0%) (Cost/Amortized Cost $9,926,377)		9,925,406

Total Investments (102.0%) (Cost/Amortized Cost $145,679,599)		168,128,237
Other Assets Less Liabilities (-2.0%)		(3,229,659)

Net Assets (100%)		$164,898,578

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $48,088 or 0.03% of net assets) valued at fair value.

(b)	Illiquid security.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$149,336,110
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$87,666,022

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,323,210
Aggregate gross unrealized depreciation	(1,223,077)

Net unrealized appreciation	$22,100,133

Federal income tax cost of investments	$146,028,104

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

At December 31, 2006, the Portfolio had loaned securities with a total value of $3,160,979. This was secured by collateral of $3,219,743 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $7,938,257 of which $126,431 expires in the year 2009, $1,557,701 expires in the year 2010, and $6,254,125 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $9,027,285 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.5%)
Hotels, Restaurants & Leisure (5.5%)
MGM MIRAGE*^	212,355	$12,178,559
Starbucks Corp.*	188,025	6,659,846

		18,838,405

Internet & Catalog Retail (0.8%)
IAC/InterActiveCorp*^	74,708	2,776,149

Media (2.1%)
Comcast Corp., Special Class A*	168,755	7,067,460

Multiline Retail (1.9%)
Nordstrom, Inc.	132,985	6,561,480

Specialty Retail (1.2%)
Staples, Inc.	154,302	4,119,863

Total Consumer Discretionary		39,363,357

Consumer Staples (7.4%)
Beverages (1.0%)
PepsiCo, Inc.	52,090	3,258,230

Food & Staples Retailing (3.4%)
Sysco Corp.	214,170	7,872,889
Whole Foods Market, Inc.^	82,845	3,887,916

		11,760,805

Food Products (1.0%)
Cadbury Schweppes plc (ADR)^	82,810	3,555,033

Household Products (2.0%)
Procter & Gamble Co.	105,960	6,810,049

Total Consumer Staples		25,384,117

Energy (5.5%)
Energy Equipment & Services (0.8%)
Halliburton Co.	81,125	2,518,931

Oil, Gas & Consumable Fuels (4.7%)
EOG Resources, Inc.	122,320	7,638,884
Occidental Petroleum Corp.	59,845	2,922,232
Valero Energy Corp.	110,070	5,631,181

		16,192,297

Total Energy		18,711,228

Financials (17.2%)
Capital Markets (9.9%)
Goldman Sachs Group, Inc.	61,095	12,179,288
Merrill Lynch & Co., Inc.	131,150	12,210,065
optionsXpress Holdings, Inc.^	164,980	3,743,396
UBS AG (Registered)	97,420	5,877,349

		34,010,098

Consumer Finance (4.0%)
American Express Co.	224,365	13,612,224

Thrifts & Mortgage Finance (3.3%)
Fannie Mae	193,300	11,480,087

Total Financials		59,102,409

Health Care (22.3%)
Biotechnology (9.9%)
Amgen, Inc.*	175,865	12,013,338
Celgene Corp.*	111,755	6,429,265
Genentech, Inc.*	83,445	6,769,893
Gilead Sciences, Inc.*	134,480	8,731,787

		33,944,283

Health Care Equipment & Supplies (1.3%)
Alcon, Inc.	26,125	2,919,991
Zimmer Holdings, Inc.*	19,950	1,563,681

		4,483,672

Health Care Providers & Services (5.6%)
Caremark Rx, Inc.	94,720	5,409,459
Coventry Health Care, Inc.*	198,565	9,938,178
UnitedHealth Group, Inc.	71,505	3,841,964

		19,189,601

Pharmaceuticals (5.5%)
Johnson & Johnson	98,260	6,487,125
Pfizer, Inc.	243,435	6,304,967
Sanofi-Aventis (ADR)	127,430	5,883,443

		18,675,535

Total Health Care		76,293,091

Industrials (5.2%)
Air Freight & Logistics (1.0%)
FedEx Corp.	33,290	3,615,959

Industrial Conglomerates (4.2%)
General Electric Co.	383,885	14,284,361

Total Industrials		17,900,320

Information Technology (28.9%)
Communications Equipment (7.0%)
Corning, Inc.*	210,005	3,929,194
Motorola, Inc.	89,455	1,839,195
QUALCOMM, Inc.	407,865	15,413,218
Research In Motion Ltd.*	20,875	2,667,407

		23,849,014

Computers & Peripherals (8.0%)
Apple Computer, Inc.*	140,825	11,947,593
EMC Corp.*	443,405	5,852,946
Hewlett-Packard Co.	124,290	5,119,505
SanDisk Corp.*	101,635	4,373,354

		27,293,398

Internet Software & Services (5.5%)
Google, Inc., Class A*	11,050	5,088,304
Yahoo!, Inc.*	541,330	13,825,568

		18,913,872

Semiconductors & Semiconductor Equipment (6.5%)
Advanced Micro Devices, Inc.*	225,320	4,585,262
Samsung Electronics Co., Ltd. (GDR)^§.	29,750	9,804,705
Texas Instruments, Inc.	277,900	8,003,520

		22,393,487

Software (1.9%)
Adobe Systems, Inc.*	82,540	3,394,045
SAP AG (Sponsored ADR)^	61,050	3,241,755

		6,635,800

Total Information Technology		99,085,571

Utilities (1.2%)
Independent Power Producers & Energy Traders (1.2%)
TXU Corp.	76,875	4,167,394

Total Utilities		4,167,394

Total Common Stocks (99.2%) (Cost $302,445,465)		340,007,487

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.8%)
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	$995,402	995,402
Nomura Securities Co., Ltd.,
Repurchase Agreement
5.35%, 1/2/07 (r)	20,785,672	20,785,672

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	$1,499,784	$1,499,784

Total Short-Term Investments of Cash Collateral for Securities Loaned		23,280,858

Time Deposit (0.3%)
JPMorgan Chase Nassau
4.75%, 1/2/07	1,101,556	1,101,556

Total Short-Term Investments (7.1%) (Amortized Cost $24,382,414)		24,382,414

Total Investments (106.3%) (Cost/Amortized Cost $326,827,879)		364,389,901
Other Assets Less Liabilities (-6.3%)		(21,503,405)

Net Assets (100%)		$342,886,496

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $9,804,705 or 2.86% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$232,650,610
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$244,750,130

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$49,177,793
Aggregate gross unrealized depreciation	(11,695,827)

Net unrealized appreciation	$37,481,966

Federal income tax cost of investments	$326,907,935

At December 31, 2006, the Portfolio had loaned securities with a total value of $22,996,230. This was secured by collateral of $23,280,858 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $15,800,667 which expires in the year 2011.

The Portfolio utilized capital loss carryforward of $20,495,995 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (40.0%)
Asset-Backed Securities (14.7%)
American Express Credit Account Master Trust,
Series 02-1 A
5.460%, 9/15/09 (l)	$3,335,000	$3,335,621
Series 04-C C
5.850%, 2/15/12 (l)§	2,588,993	2,593,652
AmeriCredit Automobile Receivables Trust,
Series 03-DM A4
2.840%, 8/6/10	1,401,751	1,387,276
Series 04-BM A4
2.670%, 3/7/11	3,217,634	3,158,165
Series 04-DF A3
2.980%, 7/6/09	685,890	680,932
Asset Backed Funding Certificates,
Series 05-HE1 M2
5.790%, 12/25/34 (l)	1,625,000	1,633,740
Series 05-HE1 M3
5.840%, 12/25/34 (l)	1,625,000	1,630,756
Series 05-OPT1 M2
5.900%, 7/25/35 (l)	1,000,000	1,004,698
Series 05-WF1 A2B
5.530%, 1/25/35 (l)	1,434,325	1,435,584
Series 05-WMC1 A2C
5.630%, 6/25/35 (l)	3,000,000	3,002,474
Bank of America Credit Card Trust,
Series 06-C4 C4
5.580%, 11/15/11 (l)	2,500,000	2,499,647
Bear Stearns Asset Backed Securities, Inc.,
Series 05-HE3 M1
5.780%, 3/25/35 (l)	2,125,000	2,134,191
Capital Auto Receivables Asset Trust,
Series 06-1 A2A
5.030%, 9/15/08	3,510,189	3,505,476
Capital One Auto Finance Trust,
Series 03-B A4
3.180%, 9/15/10	1,066,332	1,054,851
Series 04-A A4
5.450%, 3/15/11 (l)	2,687,318	2,688,605
Series 04-B A3
2.960%, 4/15/09	399,921	399,511
Series 05-D A3
4.810%, 3/15/10	10,000,000	9,957,163
Series 06-B A2
5.530%, 5/15/09	7,000,000	7,005,725
Capital One Multi-Asset Execution Trust,
Series 03-A
6.449%, 12/15/10 (l)§	10,240,000	10,368,787
Series 03-A4 A4
3.650%, 7/15/11	1,590,000	1,551,757
Carss Finance LP,
Series 04-A B1
5.630%, 1/15/11 (l)§	91,389	91,430
Series 04-A B2
6.300%, 1/15/11 (l)§	99,475	100,090
Centex Home Equity,
Series 05-B AV3
5.520%, 3/25/35 (l)	2,111,766	2,112,484
Citibank Credit Card Issuance Trust,
Series 06-C4 C4
5.570%, 1/9/12 (l)	7,825,000	7,818,889
Citigroup Mortgage Loan Trust, Inc.,
Series 03-HE3 A
5.730%, 12/25/33 (l)	1,632,877	1,639,549
Series 05-OPT1 A1B
5.560%, 2/25/35 (l)	1,779,512	1,780,293
CNH Equipment Trust,
Series 04-A A3A
5.420%, 10/15/08 (l)	799,025	799,180
Series 05-B A3
4.270%, 1/15/10	3,110,000	3,076,238
COMED Transitional Funding Trust,
Series 98-1 A6
5.630%, 6/25/09	529,095	529,408
Countrywide Asset-Backed Certificates,
Series 03-5 MF1
5.413%, 1/25/34	2,170,000	2,159,951
Series 04-1 3A
5.630%, 4/25/34 (l)	50,297	50,311
Series 04-1 M1
5.850%, 3/25/34 (l)	1,570,000	1,576,296
Series 04-1 M2
5.900%, 3/25/34 (l)	1,190,000	1,194,770
Series 04-BC1 A1
5.580%, 4/25/34 (l)	126,645	126,647
Countrywide Home Equity Loan Trust,
Series 04-I A
5.640%, 2/15/34 (l)	2,345,850	2,352,151
Series 04-K 2A
5.650%, 2/15/34 (l)	843,625	845,168
Series 05-B 2A
5.530%, 5/15/35 (l)	967,088	967,573
Daimler Chrysler Auto Trust,
Series 06-C A2
5.250%, 5/8/09	4,900,000	4,898,907
First Franklin Mortgage Loan
Asset Backed Certificates,
Series 05-FF2 M2
5.790%, 3/25/35 (l)	400,000	401,599
Series 05-FF5 M1
5.800%, 3/25/35 (l)	1,500,000	1,508,318
Ford Credit Auto Owner Trust,
Series 06-B A2A
5.420%, 7/15/09	8,000,000	8,004,830
GE Equipment Small Ticket LLC,
Series 05-1A A3
4.380%, 7/22/09 §	2,000,000	1,984,889
GMAC Mortgage Corp. Loan Trust,
Series 04-HE1 A2
5.450%, 6/25/34 (l)	1,500,000	1,500,241
Gracechurch Card Funding plc,
Series 7A
5.370%, 11/16/09 (l)	4,600,000	4,603,128
GSAMP Trust,
Series 04-OPT A1
5.690%, 11/25/34 (l)	439,091	439,542
Series 05-WMC2 A2A
5.460%, 11/25/35 (l)	2,288,405	2,288,684
Series 05-WMC2 M1
5.780%, 11/25/35 (l)	2,000,000	2,004,967
Harley-Davidson Motorcycle Trust,
Series 06-2 A2
5.350%, 3/15/13	12,500,000	12,559,989
Home Equity Asset Trust,
Series 05-8 M2
5.800%, 2/25/36 (l)	3,325,000	3,342,137
Series 05-9 M1
5.760%, 4/25/36 (l)	1,250,000	1,255,062
Series 05-9 M2
5.790%, 4/25/36 (l)	750,000	753,049
Series 06-1 M2
5.810%, 4/25/36 (l)	1,500,000	1,505,768

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Lehman XS Trust,
Series 05-7N 1A1A
5.620%, 12/25/35 (l)	$2,815,142	$2,828,843
Series 06-12N A1A1
5.430%, 8/25/46 (l)	12,836,398	12,839,660
Long Beach Mortgage Loan Trust,
Series 03-4 M1
6.030%, 8/25/33 (l)	5,500,000	5,519,203
Series 04-1 M1
5.850%, 2/25/34 (l)	2,200,000	2,205,559
Series 04-1 M2
5.900%, 2/25/34 (l)	1,475,000	1,478,196
Series 04-3 M1
5.920%, 7/25/34 (l)	1,750,000	1,765,844
Series 04-4 2A1
5.710%, 10/25/34 (l)	77,396	77,417
MASTR Asset Backed Securities Trust,
Series 05-NC1 A4
5.580%, 12/25/34 (l)	404,011	404,123
Series 05-OPT1 M2
5.770%, 3/25/35 (l)	1,823,000	1,826,294
MBNA Credit Card Master Note Trust,
Series 01-C2 C2
6.500%, 12/15/10 (l)§	3,725,000	3,782,160
Metris Master Trust,
Series 04-1 A
5.630%, 4/20/11 (l)	3,100,000	3,102,655
New Century Home Equity Loan Trust,
Series 05-1 A2B
5.570%, 3/25/35 (l)	1,392,596	1,393,269
Series 05-1 M1
5.800%, 3/25/35 (l)	2,000,000	2,008,313
Series 05-2 A2B
5.530%, 6/25/35 (l)	2,200,000	2,201,106
Nissan Auto Receivables Owner Trust,
Series 06-A A2
4.800%, 6/16/08	2,251,257	2,246,674
Onyx Acceptance Owner Trust,
Series 05-A A4
3.910%, 9/15/11	5,500,000	5,403,532
Option One Mortgage Loan Trust,
Series 03-1 A2
5.770%, 2/25/33 (l)	458,576	459,041
Series 03-5 A2
5.670%, 8/25/33 (l)	255,326	255,835
Series 04-1 M1
5.950%, 1/25/34 (l)	4,472,490	4,487,830
Series 05-2 M1
5.790%, 5/25/35 (l)	1,700,000	1,706,448
PECO Energy Transition Trust,
Series 00-A A3
7.625%, 3/1/10	1,300,000	1,363,754
PSE&G Transition Funding LLC,
Series 01-1 A6
6.610%, 6/15/15	2,975,000	3,183,251
Residential Asset Mortgage Products, Inc.,
Series 06-RS1 AI2
5.580%, 1/25/36 (l)	3,000,000	3,004,419
Residential Asset Securities Corp.,
Series 02-KS4 AIIB
5.600%, 7/25/32 (l)	206,363	206,394
Series 03-KS9 A2B
5.670%, 11/25/33 (l)	419,943	420,287
Series 05-KS10 M1
5.760%, 11/25/35 (l)	1,274,000	1,279,247
Series 05-KS11 M1
5.750%, 12/25/35 (l)	2,000,000	2,008,489
Series 05-KS11 M2
5.770%, 12/25/35 (l)	1,250,000	1,253,541
SLM Student Loan Trust,
Series 05-4 A1
5.387%, 10/26/15 (l)	861,177	861,519
Triad Auto Receivables Owner Trust,
Series 03-B A4
3.200%, 12/13/10	1,601,169	1,573,847
Series 06-C A3
5.260%, 11/14/11	6,000,000	6,007,189
Volkswagen Auto Lease Trust,
Series 06-A A3
5.500%, 9/21/09	11,000,000	11,046,540
Wachovia Asset Securitization, Inc.,
Series 02-HE2 A
5.780%, 12/25/32 (l)	617,056	617,787
Series 03-HE3 A
5.600%, 11/25/33 (l)	2,310,977	2,316,728
Wachovia Auto Loan Owner Trust,
Series 06-2A A2
5.350%, 5/20/10 §	7,500,000	7,500,773
WFS Financial Owner Trust,
Series 03-4 A4
3.150%, 5/20/11	1,292,933	1,276,803

		235,212,719

Non-Agency CMO (25.3%)
Adjustable Rate Mortgage Trust,
Series 04-1 9A2
5.750%, 1/25/35 (l)	1,056,161	1,058,013
Series 05-4 7A2
5.580%, 8/25/35 (l)	804,810	807,832
Series 05-5 6A21
5.580%, 9/25/35 (l)	3,589,156	3,592,426
Series 05-6A 2A1
5.660%, 11/25/35 (l)	1,349,727	1,352,828
Series 06-2 6A1
5.520%, 5/25/36 (l)	3,494,977	3,491,712
Banc of America Mortgage Securities, Inc.,
Series 02-K 1A1
6.396%, 10/20/32 (l)	154,110	154,950
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 04-PWR6 A4
4.521%, 11/11/41	2,345,000	2,267,413
Series 05-PWR7 A3
5.116%, 2/11/41 (l)	3,565,000	3,517,477
Series 05-PWR8 A4
4.674%, 6/11/41	2,000,000	1,914,640
Series 06-PW14 A4
5.201%, 12/11/38^	6,000,000	5,927,817
Citicorp Mortgage Securities, Inc.,
Series 03-11 2A1
5.500%, 12/25/33	2,631,783	2,594,375
Citigroup Commercial Mortgage Trust,
Series 06-C4 A3
5.720%, 3/15/49 (l)	4,735,000	4,888,291
Citigroup Mortgage Loan Trust, Inc.
Series 06-WF2 A2A
5.906%, 5/25/36 (e)	1,875,633	1,871,423
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 05-CD1 A4
5.226%, 7/15/44 (l)	5,775,000	5,761,795
Countrywide Alternative Loan Trust,
Series 04-28CB 3A1
6.000%, 1/25/35	8,060,653	8,060,657
Series 05-51 1A1
5.670%, 11/20/35 (l)	3,571,967	3,588,043

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Series 06-12CB A6
6.000%, 5/25/36	$7,882,228	$7,867,042
Series 06-23CB 2A1
6.500%, 8/25/36	9,920,549	9,985,207
Series 06-31CB A15
6.000%, 11/25/36	8,882,169	8,839,174
Series 06-41CB 2A12
6.000%, 1/25/37	13,205,409	13,188,691
Series 06-J5 1A1
6.500%, 9/25/36	14,687,897	14,860,224
Series 06-OA2 A1
5.560%, 5/20/46 (l)	6,346,650	6,358,854
Credit Suisse Mortgage Capital Certificates,
Series 06-C1 A3
5.556%, 2/15/39 (l)	7,500,000	7,617,410
Series 06-C3 A3
5.828%, 6/15/38 (l)	7,100,000	7,382,245
CS First Boston Mortgage Securities Corp.,
Series 01-CK1 A3
6.380%, 12/18/35	4,330,000	4,485,222
Series 01-CP4 A4
6.180%, 12/15/35	5,325,000	5,504,795
Series 03-C4 A4
5.137%, 8/15/36^(l)	5,870,000	5,819,167
First Horizon Alternative Mortgage Securities,
Series 06-FA4 1A1
6.000%, 8/25/36	11,881,882	11,856,665
First Union - Lehman Brothers - Bank of America,
Series 98-C2 A2
6.560%, 11/18/35	1,373,734	1,387,981
GE Capital Commercial Mortgage Corp.,
Series 02-1A A3
6.269%, 12/10/35	4,665,000	4,873,908
Granite Master Issuer plc,
Series 05-1 A3
5.445%, 12/20/24 (l)	2,500,000	2,500,850
Granite Mortgages plc,
Series 04-3 1A3
5.465%, 9/20/44 (l)	564,056	564,001
Greenpoint Mortgage Funding Trust,
Series 05-AR4 4A1A
5.660%, 10/25/45 (l)	6,530,208	6,557,632
Series 06-OH1 A1
5.510%, 1/25/37 (l)	10,400,000	10,398,378
GSMPS Mortgage Loan Trust,
Series 05-RP1 1AF
5.700%, 1/25/35 (l)§	7,725,878	7,757,298
Harborview Mortgage Loan Trust,
Series 05-3 2A1A
5.590%, 6/19/35 (l)	9,073,565	9,096,949
Series 05-8 1A2A
5.680%, 9/19/35 (l)	4,261,473	4,275,304
Series 05-9 2A1A
5.690%, 6/20/35 (l)	3,696,509	3,710,453
Indymac Index Mortgage Loan Trust,
Series 04-AR7 A1
5.790%, 9/25/34 (l)	2,878,127	2,898,373
Series 05-AR14 2A1A
5.650%, 8/25/35 (l)	5,432,706	5,453,463
Series 06-AR41 A3
5.530%, 2/25/37 (l)	10,800,000	10,800,000
LB-UBS Commercial Mortgage Trust,
Series 05-C1 A4
4.742%, 2/15/30	9,250,000	8,910,345
Series 06-C4 A4
5.899%, 6/15/38 (l)	3,360,000	3,514,561
Lehman Brothers Floating Rate Commercial Mortgage Trust,
Series 06-LLFA A2
5.470%, 9/15/22 (l)§	5,217,528	5,219,441
Lehman Mortgage Trust,
Series 05-3 2A3
5.500%, 1/25/36	6,045,307	6,034,822
Medallion Trust,
Series 04-1G A1
5.500%, 5/25/35 (l)	1,485,397	1,487,501
Merrill Lynch Mortgage Trust,
Series 06-C1 A4
5.660%, 5/12/39 (l)	2,140,000	2,202,207
Morgan Stanley Capital I,
Series 04-HQ3 A2
4.050%, 1/13/41	1,000,000	970,638
Series 04-T13 A2
3.940%, 9/13/45	1,250,000	1,206,028
Series 05-IQ9 A5
4.700%, 7/15/56	7,225,000	6,936,212
Series 06-IQ12 A4
5.332%, 12/15/43 (l)	8,210,000	8,184,631
Morgan Stanley Dean Witter Capital I,
Series 03-HQ2 A2
4.920%, 3/12/35^	3,120,000	3,058,801
Nomura Asset Securities Corp.,
Series 98-D6 A1B
6.590%, 3/15/30	2,667,125	2,699,206
Permanent Financing plc,
Series 4 2A
5.423%, 3/10/09 (l)	5,000,000	5,000,190
Permanent Master Issuer plc,
Series 06-1 2A
5.413%, 10/17/15 (l)	11,000,000	10,999,806
RESI Finance LP,
Series 03-C B3
6.750%, 9/10/35 (l)§	9,958,652	10,130,500
Series 03-C B4
6.950%, 9/10/35 (l)§	1,666,122	1,721,444
Series 03-D B3
6.650%, 12/10/35 (l)§	6,013,208	6,033,523
Series 03-D B4
6.850%, 12/10/35 (l)§	1,812,458	1,818,521
Series 05-A B3
5.930%, 3/10/37 (l)§	3,532,339	3,558,832
Series 05-A B4
6.030%, 3/10/37 (l)§	1,154,710	1,161,927
Series 05-B B3
5.930%, 6/10/37 (l)§	970,700	977,980
Series 05-B B4
6.020%, 6/10/37 (l)§	1,698,726	1,707,220
Series 05-D B4
6.050%, 12/15/37 (l)§	2,451,503	2,463,048
Residential Accredit Loans, Inc.,
Series 05-QO4 2A1
5.600%, 12/25/45 (l)	3,899,856	3,914,494
Series 06-QS11 1A1
6.500%, 8/25/36	11,852,578	11,943,581
Series 06-QS6 1A2
6.000%, 6/25/36	6,197,595	6,184,441
Residential Asset Securitization Trust,
Series 06-A2 A3
6.000%, 5/25/36	6,714,421	6,710,928
Structured Asset Mortgage Investments, Inc.,
Series 05-AR2 2A1
5.580%, 5/25/45 (l)	1,622,788	1,626,735
Series 06-AR1 3A1
5.580%, 2/25/36 (l)	2,274,184	2,276,604

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Wachovia Bank Commercial Mortgage Trust,
Series 02-C2 A4
4.980%, 11/15/34	$8,545,000	$8,426,845
Series 03-C9 A2
3.958%, 12/15/35	6,230,000	6,077,225
Series 06-C26 A3
6.011%, 6/15/45 (l)	4,680,000	4,902,779
Series 06-C29 A4
5.308%, 11/15/48	5,495,000	5,467,305
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 06-5 2CB1
6.000%, 7/25/36	7,663,337	7,643,350
Washington Mutual, Inc.,
Series 05-AR1 A2A1
5.690%, 1/25/45 (l)	1,807,074	1,809,524
Series 05-AR15 A1A1
5.610%, 11/25/45 (l)	3,728,697	3,741,084
Series 05-AR17 A1A1
5.590%, 12/25/45 (l)	3,606,799	3,617,154
Series 05-AR2 2A21
5.680%, 1/25/45 (l)	1,824,667	1,830,666
Series 05-AR9 A1A
5.670%, 7/25/45 (l)	6,580,041	6,601,901

		403,660,978

Total Asset-Backed and Mortgage-Backed Securities		638,873,697

Consumer Discretionary (2.6%)
Automobiles (1.1%)
DaimlerChrysler N.A Holding Corp.
5.901%, 10/31/08 (l)	7,934,000	7,964,720
5.875%, 3/15/11	10,425,000	10,464,250

		18,428,970

Media (1.3%)
Comcast Corp.
5.674%, 7/14/09 (l)	6,425,000	6,439,296
5.300%, 1/15/14	150,000	146,919
News America, Inc.
7.250%, 5/18/18	825,000	904,871
6.200%, 12/15/34	1,535,000	1,481,605
Time Warner, Inc.
5.875%, 11/15/16	2,735,000	2,728,094
Viacom, Inc.
5.711%, 6/16/09 (l)	3,950,000	3,956,660
6.250%, 4/30/16	5,110,000	5,074,603

		20,732,048

Specialty Retail (0.2%)
Home Depot, Inc.
5.875%, 12/16/36	2,740,000	2,688,828

Total Consumer Discretionary		41,849,846

Consumer Staples (0.2%)
Food & Staples Retailing (0.2%)
CVS Lease Pass Through Trust
6.036%, 12/10/28 §	2,315,000	2,305,416

Total Consumer Staples		2,305,416

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Energy Transfer Partners LP
6.625%, 10/15/36	960,000	988,481
Pemex Project Funding Master Trust
6.660%, 6/15/10 (m)(l)	2,250,000	2,309,625
6.660%, 6/15/10(l)§	2,675,000	2,745,888
Ras Laffan Liquefied Natural Gas Co., Ltd III
5.832%, 9/30/16 §	2,495,000	2,502,335

Total Energy		8,546,329

Financials (20.3%)
Capital Markets (5.0%)
Bear Stearns Cos., Inc.
5.526%, 4/29/08 (l)	2,480,000	2,486,274
5.465%, 8/21/09 (l)	3,000,000	3,002,781
Credit Suisse First Boston USA, Inc.
5.480%, 6/2/08^ (l)	3,365,000	3,370,757
Credit Suisse USA, Inc.
5.430%, 6/5/09 (l)	5,250,000	5,253,313
5.500%, 8/16/11	1,415,000	1,430,422
Goldman Sachs Group, Inc.
5.456%, 6/23/09 (l)	5,500,000	5,503,283
5.950%, 1/15/27	5,160,000	5,098,679
Kaupthing Bank HF
6.070%, 1/15/10 (l)§	7,575,000	7,627,055
5.750%, 10/4/11 §	5,540,000	5,533,984
7.125%, 5/19/16 §	3,620,000	3,839,647
Lehman Brothers Holdings, Inc.
5.415%, 12/23/08 (l)	3,000,000	2,999,547
5.624%, 11/10/09 (l)	4,300,000	4,318,112
5.750%, 7/18/11	1,130,000	1,152,089
5.750%, 1/3/17	2,955,000	2,992,818
Merrill Lynch & Co., Inc.
5.461%, 8/22/08^ (l)	4,000,000	4,004,424
5.470%, 10/27/08 (l)	4,000,000	4,004,136
6.220%, 9/15/26	3,855,000	3,972,443
Mizuho Capital Investment 1 Ltd.
6.686%, 12/29/49 (l)§	5,310,000	5,357,365
Mizuho JGB Investment LLC
9.870%, 12/29/49 (l)§	2,530,000	2,681,079
Mizuho Preferred Capital Co. LLC
8.790%, 12/29/49 (l)§	725,000	758,332
Morgan Stanley
5.500%, 11/9/07 (l)	900,000	901,281
5.485%, 2/9/09 (l)	2,000,000	2,003,168
5.625%, 1/9/12	1,400,000	1,423,072

		79,714,061

Commercial Banks (4.6%)
Bancaja U.S Debt S.A.U.
5.520%, 7/10/09 (l)§	2,000,000	2,001,282
Barclays Bank plc
5.926%, 12/31/49 (l)§	4,265,000	4,318,692
Commonwealth Bank of Australia
6.024%, 12/31/49 (l)§	4,745,000	4,800,616
Glitnir Banki HF
5.534%, 10/15/08 (l)§	4,650,000	4,640,133
5.800%, 1/21/11 (l)§	5,195,000	5,195,821
HBOS plc
5.920%, 9/29/49 (l)§	5,200,000	5,100,961
Industrial Bank of Korea
4.000%, 5/19/14 (l)§	2,215,000	2,145,555
Landsbanki Islands HF
6.100%, 8/25/11 §	3,115,000	3,166,927
Lloyds TSB Group plc
6.267%, 12/31/49 (l)§	5,275,000	5,274,794
Shinsei Finance II
7.160%, 7/29/49 (l)§	5,410,000	5,497,913
Standard Chartered plc
6.409%, 12/31/49 (l)§	4,000,000	3,968,260
SunTrust Preferred Capital I
5.853%, 12/31/49 (l)	3,065,000	3,088,395
United Overseas Bank Ltd.
5.375%, 9/3/19 (l)§	3,650,000	3,612,971

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount		Value (Note 1)
VTB Capital S.A (Vneshtorgbank)
6.115%, 9/21/07 (l)§		$4,150,000	$4,150,000
6.115%, 9/21/07 (m)(l)		2,150,000	2,154,515
5.970%, 8/1/08 (l)§		10,700,000	10,705,350
Woori Bank
5.750%, 3/13/14 (l)§		4,160,000	4,188,113

			74,010,298

Consumer Finance (1.7%)
American General Finance Corp.
4.500%, 11/15/07		355,000	352,936
5.496%, 6/27/08 (l)		5,000,000	5,011,375
5.375%, 10/1/12		2,065,000	2,059,276
Capital One Capital III
7.686%, 8/15/36		2,320,000	2,627,537
Ford Motor Credit Co.
6.315%, 3/21/07 (l)		1,600,000	1,599,677
HSBC Finance Corp.
5.414%, 5/10/07 (l)		3,500,000	3,501,176
5.700%, 6/1/11		3,090,000	3,143,398
International Lease Finance Corp.
5.590%, 5/24/10 (l)		2,715,000	2,724,831
4.875%, 9/1/10		1,210,000	1,189,305
SLM Corp.
5.457%, 1/25/08 (l)		2,780,000	2,782,566
5.517%, 7/27/09 (l)		2,750,000	2,754,810

			27,746,887

Diversified Financial Services (4.4%)
ABX Financing Co.
6.350%, 10/15/36 §		3,430,000	3,413,221
Bank of America Corp.
5.625%, 10/14/16^		1,735,000	1,766,424
Caterpillar Financial Services Corp.
5.440%, 2/26/07 (l)		4,140,000	4,141,331
5.426%, 8/11/09 (l)		4,000,000	3,999,148
CIT Group, Inc.
5.524%, 8/15/08^(l)		4,125,000	4,133,514
5.526%, 1/30/09 (l)		4,065,000	4,074,569
Deutsche Bank Capital Funding Trust VII
5.628%, 1/19/49 (l)§		3,955,000	3,886,677
General Electric Capital Corp.
5.425%, 5/19/08 (l)		1,500,000	1,501,833
K2 Corp.
5.426%, 2/15/09 (l)		8,500,000	8,500,000
Links Finance LLC
5.610%, 9/15/08 (l)§		7,100,000	7,105,808
MUFG Capital Finance 1 Ltd.
6.346%, 12/29/49 (l)		4,945,000	5,018,621
Pemex Finance Ltd.
8.875%, 11/15/10		5,015,000	5,377,835
Pricoa Global Funding I
3.900%, 12/15/08 §		4,540,000	4,411,986
Resona Preferred Global Securities Cayman Ltd.
7.191%, 12/29/49 (l)§		5,710,000	5,958,002
SMFG Preferred Capital Ltd.
6.078%, 12/31/49 (l)§		4,385,000	4,334,441
TIAA Global Markets, Inc.
5.472%, 1/12/11 (l)§		2,000,000	2,001,344

			69,624,754

Insurance (1.5%)
Hartford Financial Services Group, Inc.
5.250%, 10/15/11		1,455,000	1,451,770
Lincoln National Corp.
7.000%, 5/17/66 (l)		1,720,000	1,823,004
MetLife, Inc.
6.400%, 12/15/36 (l)		2,135,000	2,152,870
Monumental Global Funding II
3.900%, 6/15/09 §		2,735,000	2,648,683
Nationwide Life Global Funding I
5.422%, 10/9/09 §		6,000,000	6,000,000
Protective Life Secured Trusts, Series 05-A
5.454%, 1/14/08 (l)		1,820,000	1,821,543
Reinsurance Group of America, Inc.
6.750%, 12/15/65 (l)		3,930,000	3,927,697
Stingray Pass-Through Trust
5.902%, 1/12/15 §		4,000,000	3,906,466

			23,732,033

Real Estate Investment Trusts (REITs) (0.6%)
iStar Financial, Inc (REIT)
5.950%, 10/15/13 §		9,080,000	9,125,736

Real Estate Management & Development (0.3%)
Socgen Real Estate Co. LLC
7.640%, 12/29/49 (l)§		1,250,000	1,269,321
WEI Finance LLC/ WCI Finance LLC
5.700%, 10/1/16^ §		4,000,000	4,015,024

			5,284,345

Thrifts & Mortgage Finance (2.2%)
Countrywide Financial Corp.
5.586%, 3/24/09 (l)		4,300,000	4,309,314
Northern Rock plc
5.499%, 10/19/07 (l)§		2,250,000	2,253,299
Residential Capital LLC
5.850%, 6/9/08 (l)		3,250,000	3,243,169
6.125%, 11/21/08^		4,775,000	4,798,655
6.675%, 11/21/08 (l)		4,500,000	4,556,160
6.375%, 6/30/10		11,085,000	11,214,007
Sovereign Bancorp, Inc.
5.649%, 3/1/09 (l)§		2,100,000	2,105,065
Washington Mutual, Inc.
5.510%, 8/24/09 (l)		3,060,000	3,062,081

Total Financials			35,541,750

			324,779,864

Government Securities (61.4%)
Agency CMO (4.3%)
Federal Home Loan Mortgage Corp.
4.500%, 2/15/11 IO		1,530,024	18,077
5.000%, 10/15/23 IO		4,725,678	244,389
5.000%, 11/15/28		13,209,880	13,127,033
6.500%, 5/15/35		4,424,045	4,528,706
Federal National Mortgage Association
6.500%, 9/25/33		6,648,543	6,714,558
6.500%, 10/25/33		12,804,510	12,938,291
6.500%, 12/25/33		6,325,136	6,391,788
6.500%, 1/25/34		5,818,280	5,881,840
5.600%, 11/25/36 (l)		11,474,326	11,442,094
5.590%, 12/25/36 (l)		7,160,166	7,169,842
Government National Mortgage Association
5.500%, 4/20/25 IO		1,254,006	24,018
5.500%, 1/20/27 IO		2,696,056	90,648
5.500%, 10/20/27 IO		5,644,273	343,587

			68,914,871

Foreign Governments (2.1%)
Bundesrepublik Deutschland
4.750%, 7/4/34	EUR	2,230,000	3,250,823
Egypt Government AID Bonds
4.450%, 9/15/15		$10,020,000	9,682,426
Russian Federation
12.750%, 6/24/28 (m)		4,275,000	7,720,736

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
United Mexican States
6.073%, 1/13/09 (l)	$7,125,000	$7,189,125
8.000%, 9/24/22	3,985,000	4,869,670

		32,712,780

U.S Government Agencies (46.2%)
Federal Home Loan Mortgage Corp.
6.750%, 3/15/31	6,560,000	7,942,067
6.000%, 2/1/35	2,582,352	2,602,033
5.850%, 11/1/36 (l)	3,589,570	3,620,595
5.500%, 1/15/37 TBA	84,880,000	83,925,100
6.000%, 1/15/37 TBA	20,050,000	20,194,119
6.500%, 1/15/37 TBA	37,635,000	38,328,914
5.000%, 2/15/37 TBA	83,400,000	80,454,979
6.500%, 2/15/37 TBA	39,410,000	40,124,306
Federal National Mortgage Association
3.250%, 8/15/08^	12,275,000	11,930,527
6.125%, 3/15/12^	26,270,000	27,660,549
4.625%, 10/15/13^	32,015,000	31,365,063
7.000%, 7/1/34	472,757	485,558
6.500%, 2/1/35	2,013,612	2,051,994
7.000%, 2/1/35	462,685	474,977
7.000%, 3/1/35	459,134	471,332
7.000%, 9/1/35	3,089,239	3,171,310
7.000%, 10/1/35	2,436,239	2,500,962
7.000%, 11/1/35	439,114	450,780
7.000%, 12/1/35	5,896,897	6,053,559
7.000%, 1/1/36	3,899,706	4,003,002
7.000%, 2/1/36	5,719,034	5,870,632
7.000%, 3/1/36	6,582,308	6,756,509
7.000%, 4/1/36	467,676	480,050
7.000%, 6/1/36	1,100,843	1,129,969
7.000%, 7/1/36	12,674,679	13,010,030
7.000%, 8/1/36	29,973,582	30,767,827
7.000%, 9/1/36	886,036	909,479
5.602%, 12/1/36	18,500,000	18,488,835
4.500%, 1/25/22 TBA	18,600,000	17,937,375
5.500%, 1/25/22 TBA	50,000,000	49,984,400
6.000%, 1/25/22 TBA	36,205,000	36,702,819
5.500%, 2/25/22 TBA	8,030,000	8,024,981
6.000%, 2/25/22 TBA	24,445,000	24,773,491
5.000%, 1/25/37 TBA	48,169,000	46,498,114
7.000%, 1/25/37 TBA	12,900,000	13,238,625
5.000%, 2/25/37 TBA	23,550,000	22,733,098
Government National Mortgage Association
5.500%, 1/15/37 TBA	2,450,000	2,437,750
6.000%, 1/15/37 TBA	54,775,000	55,528,156
6.500%, 1/15/37 TBA	14,125,000	14,486,953

		737,570,819

U.S Treasuries (8.8%)
U.S Treasury Bonds
8.875%, 2/15/19^#	8,745,000	11,957,423
7.250%, 8/15/22^	3,000,000	3,762,423
6.375%, 8/15/27^	16,135,000	19,199,392
6.125%, 11/15/27^	1,147,000	1,330,788
6.125%, 8/15/29^	840,000	981,750
6.250%, 5/15/30^	15,990,000	19,048,088
4.500%, 2/15/36	10,180,000	9,680,549
U.S Treasury Notes
4.000%, 9/30/07	2,000,000	1,984,532
5.125%, 6/30/08^	2,880,000	2,889,000
4.875%, 5/15/09^	7,570,000	7,586,563
3.500%, 2/15/10	70,000	67,539
4.250%, 10/15/10^	780,000	767,934
4.500%, 2/28/11^	5,690,000	5,647,991
4.750%, 3/31/11^	4,555,000	4,562,652
4.875%, 4/30/11^	24,025,000	24,180,778
4.625%, 11/15/16^	21,310,000	21,170,164
Inflation Indexed
2.500%, 7/15/16	5,498,790	5,540,460

		140,358,026

Total Government Securities		979,556,496

Health Care (0.1%)
Pharmaceuticals (0.1%)
Teva Pharmaceutical Finance LLC
6.150%, 2/1/36	1,910,000	1,855,806

Total Health Care		1,855,806

Industrials (0.1%)
Building Products (0.1%)
Owens Corning, Inc.
7.000%, 12/1/36 §	1,065,000	1,075,438

Total Industrials		1,075,438

Information Technology (1.0%)
Communications Equipment (0.4%)
Cisco Systems, Inc.
5.250%, 2/22/11	6,905,000	6,922,325

Computers & Peripherals (0.2%)
Hewlett Packard Co.
5.496%, 5/22/09 (l)	3,500,000	3,505,533

Software (0.4%)
Oracle Corp.
5.603%, 1/13/09 (l)	5,470,000	5,477,822

Total Information Technology		15,905,680

Materials (0.1%)
Chemicals (0.1%)
Potash Corp. of Saskatchewan, Inc.
5.875%, 12/1/36	2,060,000	1,986,886

Total Materials		1,986,886

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.
6.800%, 5/15/36	3,795,000	4,033,804
Embarq Corp.
7.082%, 6/1/16	1,500,000	1,527,030
Telefonica Emisiones S.A.U.
5.665%, 6/19/09 (l)	7,500,000	7,509,127
Verizon Communications, Inc.
5.504%, 8/15/07 (l)	500,000	500,000
5.350%, 2/15/11	2,260,000	2,263,659
5.850%, 9/15/35	3,465,000	3,318,593

		19,152,213

Wireless Telecommunication Services (0.5%)
America Movil S.A de C.V.
5.466%, 6/27/08 (l)§	4,000,000	3,996,400
New Cingular Wireless Services, Inc.
8.125%, 5/1/12	1,270,000	1,429,091
8.750%, 3/1/31	1,710,000	2,222,256

		7,647,747

Total Telecommunication Services		26,799,960

Utilities (2.1%)
Electric Utilities (0.5%)
Appalachian Power Co.
5.800%, 10/1/35	3,585,000	3,386,448
ITC Holdings Corp.
6.375%, 9/30/36§	2,005,000	1,999,444
Pacificorp
4.300%, 9/15/08	1,550,000	1,524,992

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Virginia Electric & Power Co.
4.500%, 12/15/10	$1,485,000	$1,438,860

		8,349,744

Gas Utilities (0.4%)
Duke Capital LLC
8.000%, 10/1/19 (l)	2,610,000	3,034,269
Nakilat, Inc.
6.067%, 12/31/33^§	2,700,000	2,679,588

		5,713,857

Multi-Utilities (1.2%)
Dominion Resources, Inc.
5.663%, 9/28/07 (l)	3,500,000	3,501,393
8.125%, 6/15/10	1,695,000	1,838,109
6.750%, 12/15/32	50,000	54,239
6.300%, 3/15/33	1,805,000	1,855,307
MidAmerican Energy Holding Co.
6.125%, 4/1/36	3,295,000	3,321,538
NiSource Finance Corp.
5.450%, 9/15/20	3,640,000	3,390,107
Public Service Enterprise Group, Inc.
5.740%, 9/21/08 (l)	4,185,000	4,187,591
Xcel Energy, Inc.
6.500%, 7/1/36	1,290,000	1,362,944

		19,511,228

Total Utilities		33,574,829

Total Long-Term Debt Securities (130.1%) (Cost $2,079,815,702)		2,077,110,247

SHORT-TERM INVESTMENTS:
Commercial Paper (4.2%)
Intesa Funding LLC
4.75%, 1/8/07 (p)	21,000,000	20,977,871
Nordea N.A.
6.80%, 1/2/07 (p)	18,500,000	18,493,010
San Paolo U.S Financial Co.
5.07%, 1/3/07 (p)	500,000	499,789
Sheffield Receivables Corp.
5.16%, 1/25/07 (n)(p)§	27,750,000	27,650,894

Total Commercial Paper		67,621,564

Short-Term Investments of Cash Collateral for Securities Loaned (8.8%)
Beta Finance, Inc.
5.37%, 1/15/08 (l)	5,000,000	5,000,000
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	5,000,000	5,000,000
CC USA, Inc.
5.38%, 2/20/08 (l)	9,497,618	9,497,618
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	5,000,000	5,000,000
Concord Minutemen C.C LLC, Series C
5.36%, 1/18/07	14,931,025	14,931,025
Deutsche Bank AG/London
5.34%, 3/1/07 (l)	15,000,000	15,000,000
Dorada Finance, Inc.
5.37%, 1/14/08 (l)	8,000,000	8,000,000
Goldman Sachs Group, Inc.
5.43%, 1/29/08 (l)	10,000,000	10,000,000
K2 (USA) LLC
5.38%, 6/10/08 (l)	9,996,248	9,996,248
Mitsubishi UFJ Trust and Banking Corp N.Y.
5.33%, 2/6/07 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	5,000,000	5,000,000
New York Life Insurance Co.
5.43%, 3/29/07 (l)	6,000,000	6,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	13,467,461	13,467,461
Unicredito Italiano Bank (Ireland) plc
5.36%, 1/29/08 (l)	16,000,000	16,000,000
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	1,999,712	1,999,712
Wells Fargo & Co.
5.42%, 12/26/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		139,892,064

Total Short-Term Investments (13.0%) (Cost/Amortized Cost $207,520,662)		207,513,628

	Number of Contracts
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Federal Funds Futures
February 2007 @ $94.75*	259	13,491
April 2007 @ $95.00*	78	1,625

		15,116

Put Options Purchased (0.0%)
Federal Funds Futures
January 2007 @ $94.75*	463	4,823
February 2007 @ $94.75*	213	2,219
April 2007 @ $94.75*	390	20,314

		27,356

Total Options Purchased (0.0%) (Cost $105,077)		42,472

Total Investments before Options Written(143.1%) (Cost/Amortized Cost $2,287,441,441)		2,284,666,347

OPTIONS WRITTEN:
Put Options Written (-0.0%)
Federal Funds Futures
April 2007 @ $94.94*	(39)	(27,627)

Total Options Written (-0.0%) (Premiums Received $28,327)		(27,627)

Total Investments after Options Written (143.1%) (Cost/Amortized Cost $2,287,413,114)		2,284,638,720
Other Assets Less Liabilities (-43.1%)		(687,927,697)

Net Assets (100%)		$1,596,711,023

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $270,926,841 or 17.0% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts.

(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO — Collateralized Mortgage Obligation

EUR — European Currency Unit

IO — Interest only

TBA — Security is subject to delayed delivery.

At December 31, 2006 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/06	Unrealized Appreciation/ (Depreciation)
EURO-BOBL	16	March-07	$2,302,509	$2,295,928	$(6,581)
Federal Funds 30 Day Interest Rate	115	January-07	45,398,376	45,403,474	5,098
Federal Funds 30 Day Interest Rate	20	April-07	7,898,815	7,898,339	(476)
United Kingdom Long Gilt	202	March-07	43,346,269	42,748,579	(597,690)
U.S Treasury Bonds	210	March-07	23,885,924	23,401,875	(484,049)
U.S 2 Year Treasury Notes	862	March-07	176,514,632	175,874,937	(639,695)
U.S 10 Year Treasury Notes	105	March-07	11,311,232	11,284,219	(27,013)

					$(1,750,406)

Sales
EURO-BUND	(342)	March-07	$53,597,241	$52,327,012	$1,270,229
Federal Funds 30 Day	(29)	February-07	11,453,111	11,450,176	2,935
10 Year Interest Rate Swap	(181)	March-07	19,497,755	19,245,391	252,364
U.S 5 Year Treasury Notes	(35)	March-07	3,696,777	3,677,187	19,590

					$1,545,118

					$(205,288)

At December 31, 2006 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Foreign Currency Buy Contracts
European Union, expiring 2/28/07	3,315	$3,315,172	$3,324,788	$(9,616)

Options written for the year ended December 31, 2006 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2006	382	$216,638
Options Written	25,555	7,283,432
Options Terminated in Closing Purchase Transactions	(18,051)	(6,598,716)
Options Expired	(7,847)	(873,027)
Options Exercised	—	—

Options Outstanding—December 31, 2006	39	$28,327

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$9,608,500,714
Long-term U.S. Treasury securities	599,557,969

$10,208,058,683

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$9,315,269,902
Long-term U.S. Treasury securities	579,544,358

$9,894,814,260

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,169,633
Aggregate gross unrealized depreciation	(12,028,963)

Net unrealized depreciation	$(2,859,330)

Federal income tax cost of investments	$2,287,525,677

At December 31, 2006, the Portfolio had loaned securities with a total value of $174,637,242. This was secured by collateral of $139,892,064 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $38,456,011 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $13,899,800 of which $4,514,245 expires in the year 2013, and $9,385,555 expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (5.9%)
Household Durables (0.7%)
Toll Brothers, Inc.*^	137,389	$4,428,048

Media (3.1%)
CBS Corp., Class B	125,850	3,924,003
Gannett Co., Inc.	88,600	5,356,756
News Corp., Class A	258,200	5,546,136
R.H Donnelley Corp.^	81,754	5,128,428

		19,955,323

Multiline Retail (0.7%)
Dollar General Corp.^	287,800	4,622,068

Specialty Retail (1.4%)
Staples, Inc.	341,300	9,112,710

Total Consumer Discretionary		38,118,149

Consumer Staples (6.6%)
Food & Staples Retailing (0.6%)
SUPERVALU, Inc.	107,000	3,825,250

Household Products (3.1%)
Procter & Gamble Co.	315,800	20,296,466

Personal Products (0.6%)
Avon Products, Inc.	122,433	4,045,186

Tobacco (2.3%)
Altria Group, Inc.	169,400	14,537,908

Total Consumer Staples		42,704,810

Energy (13.3%)
Energy Equipment & Services (0.4%)
Weatherford International Ltd.*^ .	65,900	2,753,961

Oil, Gas & Consumable Fuels (12.9%)
Apache Corp.	92,600	6,158,826
Chevron Corp.	155,100	11,404,503
ConocoPhillips	177,300	12,756,735
Devon Energy Corp.	75,800	5,084,664
Exxon Mobil Corp.	466,300	35,732,569
Occidental Petroleum Corp.	198,500	9,692,755
Peabody Energy Corp.	65,900	2,663,019

		83,493,071

Total Energy		86,247,032

Financials (32.4%)
Capital Markets (3.6%)
Bank of New York Co., Inc.	158,000	6,220,460
Morgan Stanley	104,200	8,485,006
TD Ameritrade Holding Corp.*^	546,900	8,848,842

		23,554,308

Commercial Banks (6.2%)
Fifth Third Bancorp	87,200	3,569,096
Marshall & Ilsley Corp.	82,900	3,988,319
SunTrust Banks, Inc.^	60,300	5,092,335
U.S Bancorp	155,200	5,616,688
Wachovia Corp.	211,400	12,039,230
Wells Fargo & Co.	265,800	9,451,848

		39,757,516

Diversified Financial Services (10.4%)
Bank of America Corp.	505,479	26,987,524
CIT Group, Inc.	41,800	2,331,186
Citigroup, Inc.	680,500	37,903,850

		67,222,560

Insurance (7.2%)
Ambac Financial Group, Inc.	54,306	4,837,035
American International Group, Inc.	40,400	2,895,064
Assurant, Inc.^	59,500	3,287,375
Endurance Specialty Holdings Ltd.	71,600	2,619,128
Genworth Financial, Inc., Class A	326,600	11,172,986
Hartford Financial Services Group, Inc.	71,600	6,680,996
MBIA, Inc.^	66,300	4,843,878
MetLife, Inc.	97,000	5,723,970
RenaissanceReinsurance Holdings Ltd.^	77,900	4,674,000

		46,734,432

Real Estate Investment Trusts (REITs) (1.5%)
Global Signal, Inc (REIT)	104,900	5,525,083
Mack-Cali Realty Corp (REIT)^	77,900	3,972,900

		9,497,983

Thrifts & Mortgage Finance (3.5%)
Freddie Mac	221,900	15,067,010
MGIC Investment Corp.^	82,200	5,140,788
Washington Mutual, Inc.^	56,000	2,547,440

		22,755,238

Total Financials		209,522,037

Health Care (8.2%)
Health Care Providers & Services (2.2%)
Aetna, Inc.	97,000	4,188,460
Caremark Rx, Inc.	59,400	3,392,334
WellPoint, Inc.*	88,600	6,971,934

		14,552,728

Pharmaceuticals (6.0%)
Abbott Laboratories	99,900	4,866,129
Merck & Co., Inc.	182,800	7,970,080
Pfizer, Inc.	402,300	10,419,570
Schering-Plough Corp.	175,800	4,155,912
Sepracor, Inc.*^	41,500	2,555,570
Wyeth	173,500	8,834,620

		38,801,881

Total Health Care		53,354,609

Industrials (9.1%)
Aerospace & Defense (1.9%)
Honeywell International, Inc.	111,300	5,035,212
L-3 Communications Holdings, Inc.	47,500	3,884,550
Spirit Aerosystems Holdings, Inc.*^	106,300	3,557,861

		12,477,623

Industrial Conglomerates (3.9%)
General Electric Co.	597,700	22,240,417
Tyco International Ltd.	102,800	3,125,120

		25,365,537

Machinery (0.9%)
Joy Global, Inc.	80,100	3,872,034
Kennametal, Inc.	33,300	1,959,705

		5,831,739

Road & Rail (2.4%)
Burlington Northern Santa Fe Corp.	41,300	3,048,353
Norfolk Southern Corp.	243,500	12,245,615

		15,293,968

Total Industrials		58,968,867

Information Technology (5.3%)
Communications Equipment (1.5%)
Corning, Inc.*	400,700	7,497,097
Motorola, Inc.	114,800	2,360,288

		9,857,385

Electronic Equipment & Instruments (0.6%)
Avnet, Inc.*	146,000	3,727,380

Internet Software & Services (0.4%)
Yahoo!, Inc.*	112,300	2,868,142

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
IT Services (1.4%)
Affiliated Computer Services, Inc., Class A*^	104,000	$5,079,360
Sabre Holdings Corp., Class A	122,000	3,890,580

		8,969,940

Office Electronics (0.9%)
Xerox Corp.*	353,700	5,995,215

Software (0.5%)
Symantec Corp.*	141,100	2,941,935

Total Information Technology		34,359,997

Materials (3.9%)
Chemicals (1.7%)
Dow Chemical Co.	85,100	3,398,894
Praxair, Inc.	81,000	4,805,730
Rohm & Haas Co.	61,000	3,118,320

		11,322,944

Containers & Packaging (0.5%)
Ball Corp.	78,700	3,431,320

Metals & Mining (1.1%)
Alcan, Inc.	141,100	6,877,214

Paper & Forest Products (0.6%)
Weyerhaeuser Co.	54,300	3,836,295

Total Materials		25,467,773

Telecommunication Services (6.1%)
Diversified Telecommunication Services (4.6%)
AT&T, Inc.	236,000	8,437,000
Verizon Communications, Inc.	582,000	21,673,680

		30,110,680

Wireless Telecommunication Services (1.5%)
Sprint Nextel Corp.	508,300	9,601,787

Total Telecommunication Services		39,712,467

Utilities (6.2%)
Electric Utilities (2.5%)
Edison International, Inc.	170,800	7,767,984
Northeast Utilities	123,300	3,472,128
Sierra Pacific Resources*	273,600	4,604,688

		15,844,800

Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc., Class A*	13,254	95,959

Multi-Utilities (3.7%)
Consolidated Edison, Inc.^	87,900	4,225,353
Dominion Resources, Inc.	85,100	7,134,784
DTE Energy Co.^	111,800	5,412,238
SCANA Corp.	79,400	3,225,228
Xcel Energy, Inc.^	177,900	4,102,374

		24,099,977

Total Utilities		40,040,736

Total Common Stocks (97.0%) (Cost $544,171,830)		628,496,477

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (2.8%)
Federal Farm Credit Bank
4.80%, 1/2/07 (o)(p)	$9,179,000	9,176,552
Federal Home Loan Bank
4.80%, 1/2/07 (o)(p)	9,150,000	9,147,560

Total Government Securities		18,324,112

Short-Term Investments of Cash Collateral for Securities Loaned (4.7%)
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	2,000,000	2,000,000
Dexia Credit Local de France
5.34%, 4/13/07	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp N.Y.
5.33%, 2/6/07	2,000,000	2,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	21,152,172	21,152,172

Total Short-Term Investments of Cash Collateral for Securities Loaned		30,152,172

Total Short-Term Investments (7.5%) (Cost/Amortized Cost $ 48,478,727)		48,476,284

Total Investments (104.5%) (Cost/Amortized Cost $ 592,650,557)		676,972,761
Other Assets Less Liabilities (-4.5%)		(29,277,344)

Net Assets (100%)		$647,695,417

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$464,512,750
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$529,894,192

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$87,439,096
Aggregate gross unrealized depreciation	(4,989,269)

Net unrealized appreciation	$82,449,827

Federal income tax cost of investments	$594,522,934

At December 31, 2006, the Portfolio had loaned securities with a total value of $29,555,429. This was secured by collateral of $30,152,172 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $2,165 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized capital loss carryforward of $1,316,310 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (30.8%)
Automobiles (0.1%)
General Motors Corp.	4,500	$138,240

Household Durables (4.2%)
Beazer Homes USA, Inc.^	17,800	836,778
Centex Corp.	59,700	3,359,319
Pulte Homes, Inc.	102,700	3,401,424
Ryland Group, Inc.^	18,400	1,005,008

		8,602,529

Internet & Catalog Retail (9.4%)
Amazon.com, Inc.*	229,600	9,060,016
Expedia, Inc.*^	187,300	3,929,554
IAC/InterActiveCorp*^	162,500	6,038,500

		19,028,070

Leisure Equipment & Products (2.6%)
Eastman Kodak Co.^	208,400	5,376,720

Media (6.6%)
DIRECTV Group, Inc.*	258,100	6,437,014
Time Warner, Inc.	229,600	5,000,688
WPP Group plc	143,600	1,940,628

		13,378,330

Multiline Retail (3.9%)
Sears Holdings Corp.*	47,800	8,027,054

Specialty Retail (2.3%)
Home Depot, Inc.	117,200	4,706,752

Textiles, Apparel & Luxury Goods (1.7%)
NIKE, Inc., Class B	35,600	3,525,468

Total Consumer Discretionary		62,783,163

Financials (14.6%)
Consumer Finance (1.6%)
Capital One Financial Corp.	43,200	3,318,624

Diversified Financial Services (7.2%)
Citigroup, Inc.	102,400	5,703,680
JPMorgan Chase & Co.	184,200	8,896,860

		14,600,540

Insurance (2.3%)
American International Group, Inc.	65,600	4,700,896

Thrifts & Mortgage Finance (3.5%)
Countrywide Financial Corp.	166,700	7,076,415

Total Financials		29,696,475

Health Care (11.9%)
Health Care Providers & Services (10.3%)
Aetna, Inc.	158,800	6,856,984
Health Net, Inc.*^	96,700	4,705,422
UnitedHealth Group, Inc.	175,500	9,429,615

		20,992,021

Pharmaceuticals (1.6%)
Pfizer, Inc.	127,000	3,289,300

Total Health Care		24,281,321

Industrials (7.5%)
Building Products (0.5%)
Masco Corp.	37,200	1,111,164

Commercial Services & Supplies (0.4%)
Waste Management, Inc.	23,400	860,418

Industrial Conglomerates (6.6%)
General Electric Co.	78,000	2,902,380
Tyco International Ltd.	343,000	10,427,200

		13,329,580

Total Industrials		15,301,162

Information Technology (20.9%)
Communications Equipment (1.6%)
Cisco Systems, Inc.*	117,400	3,208,542

Computers & Peripherals (6.3%)
Dell, Inc.*	133,700	3,354,533
Hewlett-Packard Co.	82,800	3,410,532
International Business Machines Corp.	29,400	2,856,210
Seagate Technology^	122,100	3,235,650

		12,856,925

Internet Software & Services (10.1%)
eBay, Inc.*	175,700	5,283,299
Google, Inc., Class A*	19,600	9,025,408
Yahoo!, Inc.*	240,800	6,150,032

		20,458,739

Software (2.9%)
CA, Inc.^	94,400	2,138,160
Electronic Arts, Inc.*	64,700	3,258,292
Symantec Corp.*	25,500	531,675

		5,928,127

Total Information Technology		42,452,333

Telecommunication Services (9.0%)
Diversified Telecommunication Services (4.0%)
Qwest Communications International, Inc.*	978,300	8,188,371

Wireless Telecommunication Services (5.0%)
Sprint Nextel Corp.^	539,100	10,183,599

Total Telecommunication Services		18,371,970

Utilities (5.0%)
Independent Power Producers & Energy Traders (5.0%)
AES Corp.*	464,900	10,246,396

Total Utilities		10,246,396

Total Common Stocks (99.7%) (Cost $187,683,301)		203,132,820

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (9.0%)
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	$995,402	995,402
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	17,248,054	17,248,054

Total Short-Term Investments of Cash Collateral for Securities Loaned		18,243,456

Time Deposit (0.6%)
JPMorgan Chase Nassau
4.75%, 1/2/07	1,236,273	1,236,273

Total Short-Term Investments (9.6%) (Amortized Cost $19,479,729)		19,479,729

Total Investments (109.3%) (Cost/Amortized Cost $207,163,030)		222,612,549
Other Assets Less Liabilities (-9.3%)		(18,986,040)

Net Assets (100%)		$203,626,509

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$167,633,872
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$11,808,244

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,041,508
Aggregate gross unrealized depreciation	(4,679,791)

Net unrealized appreciation	$15,361,717

Federal income tax cost of investments	$207,250,832

At December 31, 2006, the Portfolio had loaned securities with a total value of $17,965,311 This was secured by collateral of $18,243,456 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $600 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized capital loss carryforward of $41 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (13.7%)
Asset-Backed Securities (8.4%)
ACE Securities Corp.,
Series 06-NC3 A2A
5.370%, 12/25/36 (l)	$6,051,921	$6,054,402
Bear Stearns Asset Backed Securities, Inc.,
Series 05-HE12 1A1
5.450%, 12/25/35 (l)	2,371,071	2,371,724
Series 06-HE10 21A1
5.420%, 12/25/36 (l)	4,400,000	4,400,000
Carrington Mortgage Loan Trust,
Series 06-NC5 A1
5.400%, 1/25/37 (l)	6,350,000	6,352,603
Citibank Credit Card Issuance Trust,
Series 05-A9 A9
5.100%, 11/20/17	5,000,000	4,960,137
Countrywide Asset-Backed Certificates,
Series 06-19 2A1
5.380%, 3/25/37 (l)	1,857,499	1,857,381
Series 06-22 2A1
5.370%, 5/25/37 (l)	4,778,020	4,777,877
Series 06-25 2A1
5.420%, 6/25/37 (l)	6,950,000	6,949,303
Series 06-26 2A1
5.430%, 6/25/37 (l)	4,000,000	4,000,000
Morgan Stanley ABS Capital I,
Series 06-HE8 A2A
5.370%, 10/25/36 (l)	5,308,121	5,308,206
New Century Home Equity Loan Trust,
Series 05-3 A2B
5.530%, 7/25/35 (l)	4,705,131	4,706,111
Nissan Auto Receivables Owner Trust,
Series 06-C A3
5.440%, 4/15/10	3,750,000	3,768,882
Residential Asset Mortgage Products, Inc.,
Series 06-EFC2 A1
5.410%, 12/25/36 (l)	5,729,070	5,729,685
Structured Asset Securities Corp.
Series 06-BC6 A2
5.430%, 1/25/37 (l)	5,900,000	5,900,000

		67,136,311

Non-Agency CMO (5.3%)
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 06-PW14 A4
5.201%, 12/1/38^	3,500,000	3,457,893
Citigroup Commercial Mortgage Trust,
Series 06-C4 A3
5.720%, 3/15/49 (l)	5,000,000	5,161,871
Countrywide Alternative Loan Trust,
Series 06-OC10 2A1
5.410%, 11/25/36 (l)	4,209,243	4,209,049
Series 06-OC11 2A1
5.450%, 10/25/46 (l)	6,100,000	6,100,000
Credit Suisse Mortgage Capital Certificates,
Series 06-C3 A3
5.828%, 6/15/38 (l)	10,000,000	10,397,528
CW Capital Cobalt Ltd.,
Series 06-C1 A4
5.223%, 8/15/48	4,000,000	3,953,039
LB-UBS Commercial Mortgage Trust,
Series 05-C3 A5
4.739%, 7/15/30	10,000,000	9,613,164

		42,892,544

Total Asset-Backed and Mortgage-Backed Securities		110,028,855

Consumer Discretionary (3.8%)
Automobiles (0.3%)
DaimlerChrysler AG
7.450%, 3/1/27	2,000,000	2,127,576

Media (3.0%)
Comcast Corp.
7.050%, 3/15/33^	3,500,000	3,742,547
Historic TW, Inc.
6.625%, 5/15/29	8,500,000	8,608,392
News America Holdings, Inc.
7.700%, 10/30/25	3,500,000	3,936,159
News America, Inc.
6.400%, 12/15/35	3,000,000	2,980,302
TCI Communications, Inc.
7.875%, 2/15/26	4,000,000	4,567,888

		23,835,288

Multiline Retail (0.5%)
Federated Retail Holdings, Inc.
5.900%, 12/1/16	4,500,000	4,493,003

Total Consumer Discretionary		30,455,867

Energy (2.2%)
Energy Equipment & Services (0.4%)
Halliburton Co.
8.750%, 2/15/21	2,800,000	3,507,401

Oil, Gas & Consumable Fuels (1.8%)
Anadarko Finance Co.
7.500%, 5/1/31	2,750,000	3,120,186
Anadarko Petroleum Corp.
6.450%, 9/15/36	3,500,000	3,536,736
ChevronTexaco Corp.
9.750%, 3/15/20	2,000,000	2,776,360
ConocoPhillips Canada Funding Co.
5.950%, 10/15/36	1,920,000	1,946,715
EnCana Corp.
6.500%, 8/15/34	2,500,000	2,576,482

		13,956,479

Total Energy		17,463,880

Financials (5.4%)
Capital Markets (1.1%)
Goldman Sachs Group, Inc.
5.350%, 1/15/16^	4,000,000	3,948,120
Morgan Stanley
6.250%, 8/9/26^	4,500,000	4,705,587

		8,653,707

Commercial Banks (1.8%)
First Union National Bank of Florida
6.180%, 2/15/36	5,000,000	5,303,995
HSBC Holdings plc
7.625%, 5/17/32	1,000,000	1,211,205
Suntrust Bank
5.450%, 12/1/17	1,000,000	992,578
UBS/New York
7.750%, 9/1/26	2,000,000	2,441,104
Wells Fargo Bank N.A.
5.950%, 8/26/36^	4,000,000	4,093,760

		14,042,642

Diversified Financial Services (1.5%)
Associates Corp of North America
6.950%, 11/1/18	1,000,000	1,120,107
Citigroup, Inc.
5.850%, 12/11/34	6,500,000	6,598,631
Xstrata Finance Canada Ltd.
5.800%, 11/15/16 (b)	4,000,000	3,988,392

		11,707,130

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Insurance (1.0%)
Liberty Mutual Group, Inc.
6.500%, 3/15/35 §	$3,000,000	$2,924,028
Metlife, Inc.
5.700%, 6/15/35^	4,000,000	3,908,940
Prudential Financial, Inc.
5.900%, 3/17/36	1,500,000	1,504,011

		8,336,979

Total Financials		42,740,458

Government Securities (64.2%)
Agency CMO (2.6%)
Federal Home Loan Mortgage Corp.
5.500%, 3/15/30	5,740,000	5,758,596
Federal National Mortgage Association
5.500%, 5/25/35	13,212,000	12,936,040
5.000%, 7/1/36 IO	9,281,163	2,023,113

		20,717,749

Foreign Governments (0.1%)
Province of British Columbia
7.250%, 9/1/36	1,000,000	1,262,252

U.S Government Agencies (13.3%)
Federal Farm Credit Bank
6.890%, 9/12/25	10,750,000	12,904,461
Federal Home Loan Bank
5.375%, 8/15/18	15,000,000	15,355,545
5.125%, 8/15/19	8,600,000	8,578,655
Federal National Mortgage Association
6.250%, 5/15/29	23,900,000	27,172,078
6.625%, 11/15/30^	16,850,000	20,107,071
6.000%, 10/1/36	22,000,000	22,148,958

		106,266,768

U.S Treasuries (48.2%)
U.S Treasury Bonds
8.125%, 8/15/19^	11,260,000	14,711,010
8.750%, 5/15/20	9,400,000	12,963,183
8.750%, 8/15/20^	28,500,000	39,401,250
7.875%, 2/15/21	45,105,000	58,738,708
6.250%, 8/15/23^	93,325,000	107,418,568
6.250%, 5/15/30^	12,400,000	14,771,500
4.500%, 2/15/36^	67,165,000	63,869,751
Inflation Indexed
2.000%, 1/15/26^	2,939,939	2,764,921
3.625%, 4/15/28^	1,248,340	1,507,224
U.S Treasury Notes
4.625%, 11/15/16	49,925,000	49,597,392
Inflation Indexed
2.500%, 7/15/16	8,638,099	8,703,558
U.S Treasury STRIPS
5.000%, 8/15/21 (p)	23,525,000	11,426,587

		385,873,652

Total Government Securities		514,120,421

Health Care (1.7%)
Health Care Providers & Services (0.7%)
UnitedHealth Group, Inc.
5.800%, 3/15/36	3,500,000	3,441,617
WellPoint, Inc.
5.850%, 1/15/36	1,875,000	1,821,461

		5,263,078

Pharmaceuticals (1.0%)
Bristol-Myers Squibb Co.
5.875%, 11/15/36	3,335,000	3,281,733
Teva Pharmaceutical Finance LLC
6.150%, 2/1/36	2,000,000	1,943,252
Wyeth
6.000%, 2/15/36	3,000,000	3,070,833

		8,295,818

Total Health Care		13,558,896

Industrials (0.2%)
Air Freight & Logistics (0.2%)
FedEx Corp.
7.500%, 1/15/18	1,646,753	1,824,415

Total Industrials		1,824,415

Materials (1.4%)
Metals & Mining (1.4%)
Falconbridge Ltd.
6.200%, 6/15/35	3,500,000	3,446,971
Teck Cominco Ltd.
6.125%, 10/1/35	3,500,000	3,362,699
Vale Overseas Ltd.
6.875%, 11/21/36	4,500,000	4,615,407

Total Materials		11,425,077

Telecommunication Services (4.2%)
Diversified Telecommunication Services (3.4%)
AT&T Corp.
8.000%, 11/15/31	3,000,000	3,722,034
Deutsche Telekom International Finance B.V.
8.250%, 6/15/30	4,000,000	4,917,360
France Telecom S.A.
8.500%, 3/1/31	2,000,000	2,625,456
Sprint Capital Corp.
8.750%, 3/15/32	2,500,000	3,009,028
Telecom Italia Capital S.A.
6.000%, 9/30/34	4,500,000	4,081,347
Telefonica Emisiones S.A.U.
7.045%, 6/20/36^	4,500,000	4,779,751
Verizon Communications, Inc.
7.750%, 12/1/30^	3,500,000	4,105,419

		27,240,395

Wireless Telecommunication Services (0.8%)
Sprint Nextel Corp.
6.000%, 12/1/16	3,800,000	3,703,583
Vodafone Group plc
7.875%, 2/15/30	2,500,000	2,933,105

		6,636,688

Total Telecommunication Services		33,877,083

Utilities (1.5%)
Electric Utilities (0.8%)
Cleveland Electric Illuminating Co.
5.950%, 12/15/36	2,500,000	2,384,290
Florida Power & Light Co.
5.400%, 9/1/35	2,500,000	2,379,285
MidAmerican Energy Co.
5.800%, 10/15/36	1,550,000	1,522,884

		6,286,459

Multi-Utilities (0.7%)
Dominion Resources, Inc.
5.950%, 6/15/35	2,000,000	1,966,260
Energy East Corp.
6.750%, 7/15/36	3,500,000	3,692,829

		5,659,089

Total Utilities		11,945,548

Total Long-Term Debt Securities (98.3%) (Cost $785,951,285)		787,440,500

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Security (4.5%)
Federal Home Loan Bank
4.80%, 1/2/07 (o)(p)	$36,200,000	$36,190,346

Short-Term Investments of Cash Collateral for Securities Loaned (29.2%)
Concord Minutemen C.C LLC, Series C
5.36%, 1/18/07	3,682,986	3,682,986
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	229,832,523	229,832,523

Total Short-Term Investments of Cash Collateral for Securities Loaned		233,515,509

Time Deposit (2.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	16,092,953	16,092,953

Total Short-Term Investments (35.7%) (Cost/Amortized Cost $285,803,635)		285,798,808

Total Investments (134.0%) (Cost/Amortized Cost $1,071,754,920)		1,073,239,308
Other Assets Less Liabilities (-34.0%)		(272,052,818)

Net Assets (100%)		$801,186,490

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933 These securities may only be resold to qualified institutional buyers At December 31, 2006, the market value of these securities amounted to $2,924,028 or 0.36% of net assets Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO — Collateralized Mortgage Obligation

IO — Interest only

STRIPS —Separate Trading of Registered Interest and Principal of Securities

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$414,963,841
Long-term U.S. Treasury securities	1,324,693,771

$1,739,657,612

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$304,633,595
Long-term U.S Treasury securities	1,212,901,894

$1,517,535,489

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,289,518
Aggregate gross unrealized depreciation	(7,463,940)

Net unrealized depreciation	$(174,422)

Federal income tax cost of investments	$1,073,413,730

At December 31, 2006, the Portfolio had loaned securities with a total value of $248,546,171. This was secured by collateral of $233,515,509 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $20,752,652 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $19,810,135 which expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (4.3%)
Internet & Catalog Retail (1.2%)
IAC/InterActiveCorp*^	75,586	$2,808,776

Media (2.8%)
Comcast Corp., Special Class A*	99,337	4,160,234
Gannett Co., Inc.	3,800	229,748
Liberty Media Corp., Capital Series, Class A*	2,576	252,396
News Corp., Class B^	33,546	746,734
Time Warner, Inc.	52,300	1,139,094

		6,528,206

Multiline Retail (0.3%)
Federated Department Stores, Inc.	15,526	592,006

Total Consumer Discretionary		9,928,988

Consumer Staples (17.5%)
Beverages (4.7%)
Anheuser-Busch Cos., Inc.	19,187	944,000
Coca-Cola Co.	41,633	2,008,792
Coca-Cola Enterprises, Inc.	58,968	1,204,127
Diageo plc (Sponsored ADR)	46,330	3,674,432
PepsiCo, Inc.	46,278	2,894,689

		10,726,040

Food & Staples Retailing (2.4%)
CVS Corp.	22,440	693,620
Kroger Co.	157,266	3,628,127
Wal-Mart Stores, Inc.	28,406	1,311,789

		5,633,536

Food Products (4.0%)
Campbell Soup Co.	76,902	2,990,719
Kellogg Co.	17,211	861,583
Kraft Foods, Inc., Class A^	148,029	5,284,635

		9,136,937

Household Products (6.4%)
Clorox Co.	38,135	2,446,360
Colgate-Palmolive Co.	8,590	560,412
Kimberly-Clark Corp.	33,464	2,273,879
Procter & Gamble Co.	149,107	9,583,107

		14,863,758

Total Consumer Staples		40,360,271

Energy (10.4%)
Energy Equipment & Services (1.8%)
Schlumberger Ltd.	64,819	4,093,968

Oil, Gas & Consumable Fuels (8.6%)
Chesapeake Energy Corp.^	27,250	791,612
Chevron Corp.	27,762	2,041,340
ConocoPhillips	5,740	412,993
Devon Energy Corp.	19,470	1,306,048
El Paso Corp.	91,139	1,392,604
Exxon Mobil Corp.	175,446	13,444,427
Occidental Petroleum Corp.	4,500	219,735
Williams Cos., Inc.	14,610	381,613

		19,990,372

Total Energy		24,084,340

Financials (20.4%)
Capital Markets (1.7%)
Bank of New York Co., Inc.	51,262	2,018,185
Mellon Financial Corp.	32,927	1,387,873
Morgan Stanley	7,100	578,153

		3,984,211

Commercial Banks (3.1%)
BB&T Corp.	5,600	246,008
Fifth Third Bancorp.	9,710	397,430
Marshall & Ilsley Corp.	28,421	1,367,334
Mitsubishi UFJ Financial Group, Inc. (ADR)	44,082	548,821
Regions Financial Corp.	15,080	563,992
SunTrust Banks, Inc.	23,144	1,954,511
U.S Bancorp.	47,385	1,714,863
Zions Bancorp.	3,840	316,570

		7,109,529

Consumer Finance (0.4%)
American Express Co.	3,916	237,584
Capital One Financial Corp.	7,510	576,918

		814,502

Diversified Financial Services (7.3%)
Bank of America Corp.	79,909	4,266,342
Citigroup, Inc.	155,839	8,680,232
JPMorgan Chase & Co.	79,833	3,855,934

		16,802,508

Insurance (4.8%)
ACE Ltd.	20,156	1,220,849
Allstate Corp.	14,348	934,198
American International Group, Inc.	67,194	4,815,122
Hartford Financial Services Group, Inc.	1,770	165,159
Lincoln National Corp.	14,204	943,146
MBIA, Inc.	12,126	885,925
MetLife, Inc.^	11,208	661,384
St Paul Travelers Cos., Inc.	4,653	249,820
XL Capital Ltd., Class A^	16,221	1,168,236

		11,043,839

Thrifts & Mortgage Finance (3.1%)
Countrywide Financial Corp.^	10,830	459,734
Fannie Mae	58,813	3,492,904
Freddie Mac	48,629	3,301,909

		7,254,547

Total Financials		47,009,136

Health Care (13.4%)
Biotechnology (0.4%)
MedImmune, Inc.*	31,898	1,032,538

Health Care Equipment & Supplies (2.8%)
Baxter International, Inc .	76,546	3,550,969
Boston Scientific Corp.*	167,404	2,876,001

		6,426,970

Health Care Providers & Services (0.4%)
Aetna, Inc.	9,109	393,326
Medco Health Solutions, Inc.*	7,772	415,336

		808,662

Pharmaceuticals (9.8%)
Abbott Laboratories	34,097	1,660,865
AstraZeneca plc (Sponsored ADR)	24,063	1,288,574
Bristol-Myers Squibb Co .	64,040	1,685,533
Johnson & Johnson	21,151	1,396,389
Merck & Co., Inc.	19,926	868,774
Novartis AG (ADR)	84,628	4,861,032
Pfizer, Inc.	36,391	942,527
Sanofi-Aventis (ADR)	45,754	2,112,462
Schering-Plough Corp.	52,393	1,238,570
Teva Pharmaceutical Industries Ltd. (ADR)^	52,240	1,623,619
Wyeth	94,788	4,826,605

		22,504,950

Total Health Care		30,773,120

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Industrials (10.2%)
Aerospace & Defense (3.1%)
General Dynamics Corp.	28,394	$2,111,094
Lockheed Martin Corp.	9,587	882,675
Raytheon Co.	58,876	3,108,653
Rockwell Collins, Inc.	14,989	948,654

		7,051,076

Commercial Services & Supplies (1.6%)
Pitney Bowes, Inc.	4,866	224,761
Waste Management, Inc.	93,176	3,426,081

		3,650,842

Construction & Engineering (0.4%)
Fluor Corp.	10,227	835,035

Electrical Equipment (1.0%)
Emerson Electric Co.	51,872	2,287,036

Industrial Conglomerates (2.8%)
3M Co.	6,980	543,951
General Electric Co.	160,289	5,964,354

		6,508,305

Machinery (1.1%)
Caterpillar, Inc.	16,026	982,874
Eaton Corp.	2,796	210,091
Illinois Tool Works, Inc.	12,761	589,431
Parker Hannifin Corp.	11,001	845,757

		2,628,153

Road & Rail (0.2%)
Hertz Global Holdings, Inc.*	31,600	549,524

Total Industrials		23,509,971

Information Technology (2.9%)
Computers & Peripherals (2.0%)
Hewlett-Packard Co.	53,240	2,192,956
International Business Machines Corp.	5,990	581,928
Sun Microsystems, Inc.*	329,973	1,788,454

		4,563,338

IT Services (0.8%)
Automatic Data Processing, Inc.	37,885	1,865,836

Software (0.1%)
Symantec Corp.*	13,603	283,623

Total Information Technology		6,712,797

Materials (6.3%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	4,854	341,139
Monsanto Co.	41,563	2,183,304
Praxair, Inc.	21,850	1,296,361

		3,820,804

Metals & Mining (3.4%)
Barrick Gold Corp.	130,291	3,999,934
Freeport-McMoRan Copper & Gold, Inc., Class B^	3,750	208,987
Newmont Mining Corp.	60,865	2,748,055
Phelps Dodge Corp.	7,603	910,231

		7,867,207

Paper & Forest Products (1.2%)
International Paper Co.	82,212	2,803,429

Total Materials		14,491,440

Telecommunication Services (3.6%)
Diversified Telecommunication Services (3.6%)
AT&T, Inc.	174,587	6,241,485
BellSouth Corp.	45,351	2,136,486

Total Telecommunication Services		8,377,971

Utilities (7.3%)
Electric Utilities (4.1%)
Duke Energy Corp.	33,351	1,107,587
Entergy Corp.	4,786	441,843
FPL Group, Inc.^	52,838	2,875,444
PPL Corp.	49,366	1,769,277
Progress Energy, Inc.	26,996	1,324,964
Southern Co.	52,115	1,920,959

		9,440,074

Multi-Utilities (3.2%)
Ameren Corp.^	23,404	1,257,497
Consolidated Edison, Inc.	14,936	717,974
Dominion Resources, Inc.	20,666	1,732,637
DTE Energy Co.^	1,930	93,431
PG&E Corp.	76,070	3,600,393

		7,401,932

Total Utilities		16,842,006

Total Common Stocks (96.3%) (Cost $206,790,597)		222,090,040

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.6%)
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	$796,321	796,321
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	12,247,961	12,247,961

Total Short-Term Investments of Cash Collateral for Securities Loaned		13,044,282

Time Deposit (5.6%)
JPMorgan Chase Nassau
4.75%, 1/2/07	12,828,883	12,828,883

Total Short-Term Investments (11.2%) (Amortized Cost $25,873,165)		25,873,165

Total Investments (107.5%) (Cost/Amortized Cost $232,663,762)		247,963,205
Other Assets Less Liabilities (-7.5%)		(17,314,992)

Net Assets (100%)		$230,648,213

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S government and/or agency obligations based on market prices at the date of this portfolio of investments

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$215,768,767
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$47,114,485

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,189,701
Aggregate gross unrealized depreciation	(1,065,014)

Net unrealized appreciation	$15,124,687

Federal income tax cost of investments	$232,838,518

At December 31, 2006, the Portfolio had loaned securities with a total value of $12,782,821. This was secured by collateral of $13,044,282 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (5.1%)
Media (2.5%)
Comcast Corp., Special Class A*	26,553	$1,112,039
Walt Disney Co.	10,673	365,764

		1,477,803

Multiline Retail (1.4%)
Federated Department Stores, Inc.	8,301	316,517
Kohl’s Corp.*	3,063	209,601
Target Corp.	5,759	328,551

		854,669

Specialty Retail (0.9%)
Best Buy Co., Inc.	7,211	354,709
GameStop Corp., Class A*	2,205	121,518
Home Depot, Inc.	728	29,236

		505,463

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.*	4,287	184,170

Total Consumer Discretionary		3,022,105

Consumer Staples (18.2%)
Beverages (4.6%)
Anheuser-Busch Cos., Inc.	4,667	229,616
Coca-Cola Co.	17,101	825,123
Diageo plc (Sponsored ADR)	8,134	645,108
PepsiCo, Inc.	15,478	968,149

		2,667,996

Food & Staples Retailing (4.1%)
CVS Corp.	18,771	580,212
Kroger Co.	27,800	641,346
Wal-Mart Stores, Inc.	20,020	924,523
Walgreen Co.	6,037	277,038

		2,423,119

Food Products (3.4%)
Campbell Soup Co.^	19,254	748,788
Kellogg Co.	8,063	403,634
Kraft Foods, Inc., Class A^	24,068	859,228

		2,011,650

Household Products (6.1%)
Clorox Co.	5,304	340,252
Colgate-Palmolive Co.	16,057	1,047,559
Kimberly-Clark Corp.	6,515	442,694
Procter & Gamble Co.	27,061	1,739,210

		3,569,715

Total Consumer Staples		10,672,480

Energy (6.4%)
Energy Equipment & Services (2.2%)
Baker Hughes, Inc.	8,185	611,092
Schlumberger Ltd.	10,207	644,674

		1,255,766

Oil, Gas & Consumable Fuels (4.2%)
Chevron Corp.	8,661	636,843
ConocoPhillips	3,632	261,323
Exxon Mobil Corp.	17,210	1,318,802
Valero Energy Corp.	3,602	184,278
XTO Energy, Inc.	1,874	88,172

		2,489,418

Total Energy		3,745,184

Financials (13.4%)
Capital Markets (2.6%)
Bank of New York Co., Inc.	19,127	753,030
Morgan Stanley	9,484	772,282

		1,525,312

Commercial Banks (3.4%)
Commerce Bancorp, Inc./New Jersey ^	5,028	177,338
Marshall & Ilsley Corp.	1,137	54,701
PNC Financial Services Group, Inc.	3,421	253,291
SunTrust Banks, Inc.	3,327	280,965
U.S. Bancorp.	10,972	397,077
Wachovia Corp.	4,812	274,043
Wells Fargo & Co.	14,911	530,235

		1,967,650

Consumer Finance (0.3%)
American Express Co.	3,143	190,686

Diversified Financial Services (4.0%)
Bank of America Corp.	17,198	918,201
Citigroup, Inc.	16,124	898,107
JPMorgan Chase & Co.	11,573	558,976

		2,375,284

Insurance (1.8%)
American International Group, Inc.	6,685	479,047
Hartford Financial Services Group, Inc.	3,253	303,537
XL Capital Ltd., Class A	4,136	297,875

		1,080,459

Thrifts & Mortgage Finance (1.3%)
Fannie Mae	6,639	394,290
Freddie Mac	5,410	367,339

		761,629

Total Financials		7,901,020

Health Care (16.7%)
Biotechnology (2.6%)
Amgen, Inc.* .	2,846	194,410
Genentech, Inc.*	3,001	243,471
Gilead Sciences, Inc.*	9,908	643,327
ImClone Systems, Inc.*^	16,525	442,209

		1,523,417

Health Care Equipment & Supplies (3.1%)
Baxter International, Inc.	14,700	681,933
Medtronic, Inc.^	15,298	818,596
St. Jude Medical, Inc.*	9,157	334,780

		1,835,309

Health Care Providers & Services (2.8%)
Caremark Rx, Inc.	4,979	284,351
Medco Health Solutions, Inc.*	13,981	747,144
Quest Diagnostics, Inc.	573	30,369
Sierra Health Services, Inc.*	8,420	303,457
WellPoint, Inc.*	3,419	269,041

		1,634,362

Pharmaceuticals (8.2%)
Abbott Laboratories	14,008	682,330
Allergan, Inc.	1,067	127,763
Bristol-Myers Squibb Co.	11,730	308,734
Johnson & Johnson	16,468	1,087,217
Merck & Co., Inc.	5,034	219,482
Novartis AG (ADR)	18,706	1,074,473
Pfizer, Inc.	15,845	410,385
Wyeth	18,213	927,406

		4,837,790

Total Health Care		9,830,878

Industrials (12.2%)
Aerospace & Defense (6.1%)
Boeing Co.	8,467	752,208
General Dynamics Corp.	8,027	596,808
Honeywell International, Inc.	6,420	290,441
Lockheed Martin Corp.	7,879	725,420
Northrop Grumman Corp.^	3,837	259,765
Raytheon Co.	9,858	520,502
United Technologies Corp.	7,354	459,772

		3,604,916

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Air Freight & Logistics (0.7%)
United Parcel Service, Inc., Class B	5,781	$433,459

Construction & Engineering (0.8%)
Fluor Corp.	5,388	439,930

Electrical Equipment (1.3%)
Emerson Electric Co.	16,656	734,363

Industrial Conglomerates (2.5%)
General Electric Co.	39,798	1,480,884

Machinery (0.8%)
Caterpillar, Inc.	4,246	260,407
Parker Hannifin Corp.	3,023	232,408

		492,815

Total Industrials		7,186,367

Information Technology (11.9%)
Communications Equipment (3.7%)
Cisco Systems, Inc.*	19,777	540,505
Corning, Inc.*	42,176	789,113
QUALCOMM, Inc.	22,257	841,092

		2,170,710

Computers & Peripherals (1.1%)
Hewlett-Packard Co.	5,947	244,957
International Business Machines Corp.	4,096	397,926

		642,883

Internet Software & Services (0.0%)
Yahoo!, Inc.*	933	23,829

IT Services (0.3%)
Automatic Data Processing, Inc.	3,602	177,399

Semiconductors & Semiconductor Equipment (1.9%)
Advanced Micro Devices, Inc.*^	9,307	189,397
Intel Corp.	15,308	309,987
NVIDIA Corp.*	4,863	179,980
Texas Instruments, Inc.	15,219	438,307

		1,117,671

Software (4.9%)
Activision, Inc.*^	41,449	714,581
Electronic Arts, Inc.*	11,726	590,521
Microsoft Corp.	30,697	916,613
Oracle Corp.*^	25,860	443,240
Symantec Corp.*	10,725	223,616

		2,888,571

Total Information Technology		7,021,063

Materials (5.4%)
Chemicals (3.3%)
Monsanto Co.	27,869	1,463,959
Praxair, Inc.	7,958	472,148

		1,936,107

Metals & Mining (2.1%)
Barrick Gold Corp.	20,817	639,082
Freeport-McMoRan Copper & Gold, Inc., Class B^	2,398	133,640
Newmont Mining Corp.	5,607	253,156
Phelps Dodge Corp.	1,712	204,961

		1,230,839

Total Materials		3,166,946

Telecommunication Services (2.7%)
Diversified Telecommunication Services (2.5%)
AT&T, Inc.	22,510	804,732
BellSouth Corp.	10,315	485,940
Verizon Communications, Inc .	5,622	209,363

		1,500,035

Wireless Telecommunication Services (0.2%)
Sprint Nextel Corp.	5,456	103,064

Total Telecommunication Services		1,603,099

Utilities (4.6%)
Electric Utilities (2.7%)
FPL Group, Inc.^	12,605	685,964
Progress Energy, Inc.	7,743	380,027
Southern Co.	12,950	477,337

		1,543,328

Multi-Utilities (1.9%)
Dominion Resources, Inc.^	5,896	494,321
PG&E Corp.	13,423	635,310

		1,129,631

Total Utilities		2,672,959

Total Common Stocks (96.6%) (Cost $51,829,089)		56,822,101

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.1%)
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	$199,080	199,080
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	3,400,637	3,400,637

Total Short-Term Investments of Cash Collateral for Securities Loaned		3,599,717

Time Deposit (3.6%)
JPMorgan Chase Nassau
4.75%, 1/2/07	2,109,891	3,400,637

Total Short-Term Investments (9.7%) (Amortized Cost $5,709,608)		5,709,608

Total Investments (106.3%) (Cost/Amortized Cost $57,538,697)		62,531,709
Other Assets Less Liabilities (-6.3%)		(3,719,962)

Net Assets (100%)		$58,811,747

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S government and/or agency obligations based on market prices at the date of this portfolio of investments

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$40,870,954
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$15,190,369

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,761,223
Aggregate gross unrealized depreciation	(832,202)

Net unrealized appreciation	$4,929,021

Federal income tax cost of investments	$57,602,688

At December 31, 2006, the Portfolio had loaned securities with a total value of $3,514,065. This was secured by collateral of $3,599,717 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $475 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (20.2%)
Distributors (1.8%)
Genuine Parts Co.	119,626	$5,673,861

Hotels, Restaurants & Leisure (2.6%)
Brinker International, Inc.	138,684	4,182,709
OSI Restaurant Partners, Inc.	110,898	4,347,202

		8,529,911

Household Durables (4.3%)
American Greetings Corp., Class A	139,524	3,330,438
Newell Rubbermaid, Inc.	108,991	3,155,290
Snap-On, Inc.	97,944	4,666,052
Tupperware Brands Corp.^	113,356	2,562,979

		13,714,759

Media (7.4%)
Clear Channel Communications, Inc.	208,618	7,414,284
Interpublic Group of Cos., Inc.*^	700,984	8,580,044
R.H Donnelley Corp.	125,681	7,883,969

		23,878,297

Multiline Retail (0.8%)
Federated Department Stores, Inc.	68,478	2,611,066

Specialty Retail (3.3%)
Foot Locker, Inc.	185,064	4,058,454
OfficeMax, Inc.	132,994	6,603,152

		10,661,606

Total Consumer Discretionary		65,069,500

Consumer Staples (3.6%)
Beverages (1.0%)
Coca-Cola Enterprises, Inc.	157,200	3,210,024

Food & Staples Retailing (2.6%)
Kroger Co.	165,992	3,829,435
Safeway, Inc.	127,953	4,422,056

		8,251,491

Total Consumer Staples		11,461,515

Energy (5.4%)
Energy Equipment & Services (3.5%)
GlobalSantaFe Corp.^	100,659	5,916,736
Halliburton Co.	171,504	5,325,199

		11,241,935

Oil, Gas & Consumable Fuels (1.9%)
EOG Resources, Inc.	97,246	6,073,013

Total Energy		17,314,948

Financials (10.2%)
Insurance (8.6%)
ACE Ltd.^	49,693	3,009,905
Conseco, Inc.*	188,439	3,765,011
Everest Reinsurance Group Ltd.	29,294	2,874,034
Genworth Financial, Inc., Class A	83,007	2,839,670
PartnerReinsurance Ltd.^	87,840	6,239,275
Safeco Corp.	49,608	3,102,980
XL Capital Ltd., Class A^	81,588	5,875,968

		27,706,843

Real Estate Investment Trusts (REITs) (1.2%)
Host Hotels & Resorts, Inc. (REIT)^	152,480	3,743,384

Thrifts & Mortgage Finance (0.4%)
PMI Group, Inc.	26,933	1,270,430

Total Financials		32,720,657

Health Care (6.3%)
Health Care Equipment & Supplies (1.1%)
Bausch & Lomb, Inc.^	69,832	3,635,454

Health Care Providers & Services (1.0%)
Aetna, Inc.	74,648	3,223,301

Pharmaceuticals (4.2%)
King Pharmaceuticals, Inc.*	409,458	6,518,571
Mylan Laboratories, Inc.	343,457	6,855,402

		13,373,973

Total Health Care		20,232,728

Industrials (8.4%)
Commercial Services & Supplies (3.4%)
Allied Waste Industries, Inc.*	283,444	3,483,527
R.R Donnelley & Sons Co.	206,343	7,333,430

		10,816,957

Electrical Equipment (1.6%)
Hubbell, Inc., Class B^	113,934	5,150,956

Machinery (2.3%)
Cummins, Inc.	23,585	2,787,276
Timken Co.	153,490	4,478,838

		7,266,114

Trading Companies & Distributors (1.1%)
W.W Grainger, Inc.	52,253	3,654,575

Total Industrials		26,888,602

Information Technology (14.4%)
Communications Equipment (5.9%)
ADC Telecommunications, Inc.*^	281,216	4,086,069
Avaya, Inc.*	474,628	6,635,299
JDS Uniphase Corp.*	218,705	3,643,625
Tellabs, Inc.*	459,149	4,710,869

		19,075,862

Internet Software & Services (0.2%)
Openwave Systems, Inc.*^	69,647	642,842

IT Services (3.0%)
Sabre Holdings Corp., Class A	303,390	9,675,107

Software (5.3%)
Cadence Design Systems, Inc.*	332,295	5,951,403
McAfee, Inc.*	229,904	6,524,676
Sybase, Inc.*^	183,542	4,533,487

		17,009,566

Total Information Technology		46,403,377

Materials (13.2%)
Chemicals (6.6%)
Chemtura Corp.^	384,666	3,704,334
Eastman Chemical Co.^	104,352	6,189,117
Monsanto Co.	69,108	3,630,243
Mosaic Co.*^	287,993	6,151,530
Potash Corp. of Saskatchewan, Inc.	11,774	1,689,334

		21,364,558

Containers & Packaging (3.7%)
Ball Corp.	164,373	7,166,663
Pactiv Corp.*^	133,432	4,762,188

		11,928,851

Paper & Forest Products (2.9%)
Bowater, Inc.^	170,560	3,837,600
MeadWestvaco Corp.	182,070	5,473,024

		9,310,624

Total Materials		42,604,033

Telecommunication Services (5.7%)
Diversified Telecommunication Services (5.7%)
CenturyTel, Inc.	75,297	3,287,467
Embarq Corp.	100,383	5,276,131
Level 3 Communications, Inc.*^	185,470	1,038,632

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Qwest Communications
International, Inc.*	1,041,093	$8,713,948

Total Telecommunication Services		18,316,178

Utilities (9.0%)
Electric Utilities (2.0%)
Northeast Utilities^	225,202	6,341,688

Gas Utilities (0.5%)
Southwest Gas Corp.^	41,596	1,596,038

Multi-Utilities (6.5%)
Ameren Corp.^	113,158	6,079,980
CMS Energy Corp.*^	344,881	5,759,513
NiSource, Inc.	272,143	6,558,646
Puget Energy, Inc.^	106,709	2,706,140

		21,104,279

Total Utilities		29,042,005

Total Common Stocks (96.4%) (Cost $284,694,930)		310,053,543

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.7%)
Concord Minutemen C.C LLC, Series C
5.36%, 1/18/07	$1,990,803	1,990,803
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	32,409,444	32,409,444

Total Short-Term Investments of Cash Collateral for Securities Loaned		34,400,247

Time Deposit (3.6%)
JPMorgan Chase Nassau
4.75%, 1/2/07	11,458,418	11,458,418

Total Short-Term Investments (14.3%) (Amortized Cost $45,858,665)		45,858,665

Total Investments (110.7%) (Cost/Amortized Cost $330,553,595)		355,912,208
Other Assets Less Liabilities (-10.7%)		(34,401,952)

Net Assets (100%)		$321,510,256

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$210,247,625
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$47,116,650

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$29,846,712
Aggregate gross unrealized depreciation	(5,279,545)

Net unrealized appreciation	$24,567,167

Federal income tax cost of investments	$331,345,041

At December 31, 2006, the Portfolio had loaned securities with a total value of $33,590,072. This was secured by collateral of $34,400,247 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $12 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (29.5%)
Automobiles (5.2%)
Toyota Motor Corp. (ADR)	1,405,618	$188,788,554

Hotels, Restaurants & Leisure (12.8%)
Four Seasons Hotels, Inc.^	326,692	26,785,477
Las Vegas Sands Corp.*^	1,518,196	135,848,178
MGM MIRAGE*^	2,081,221	119,358,024
Starbucks Corp.*	2,275,205	80,587,761
Wynn Resorts Ltd.^	1,121,944	105,294,445

		467,873,885

Household Durables (1.6%)
Lennar Corp., Class A^	1,123,496	58,938,600

Media (3.9%)
Comcast Corp., Class A*	3,396,571	143,776,850

Multiline Retail (2.0%)
Target Corp.	1,268,188	72,350,125

Specialty Retail (4.0%)
Lowe’s Cos., Inc.	4,694,323	146,228,162

Total Consumer Discretionary		1,077,956,176

Consumer Staples (6.3%)
Beverages (2.5%)
PepsiCo, Inc.	1,481,897	92,692,657

Household Products (3.8%)
Procter & Gamble Co.	2,151,514	138,277,805

Total Consumer Staples		230,970,462

Energy (2.5%)
Energy Equipment & Services (2.5%)
Schlumberger Ltd.	1,422,867	89,868,280

Total Energy		89,868,280

Financials (21.6%)
Capital Markets (11.4%)
Goldman Sachs Group, Inc.	979,199	195,203,321
Lehman Brothers Holdings, Inc.	1,434,564	112,068,140
UBS AG (Registered)	1,793,356	108,193,167

		415,464,628

Commercial Banks (6.3%)
Industrial & Commercial Bank of China Ltd., Class H*	222,617,000	138,254,538
Wells Fargo & Co.	2,634,296	93,675,566

		231,930,104

Diversified Financial Services (2.5%)
Citigroup, Inc.	1,612,481	89,815,192

Real Estate Investment Trusts (REITs) (1.4%)
ProLogis (REIT)	846,793	51,459,610

Total Financials		788,669,534

Health Care (14.1%)
Biotechnology (6.1%)
Genentech, Inc.*	2,119,533	171,957,712
Genzyme Corp.*	872,422	53,723,747

		225,681,459

Health Care Providers & Services (8.0%)
UnitedHealth Group, Inc.	5,426,540	291,567,994

Total Health Care		517,249,453

Industrials (13.2%)
Aerospace & Defense (5.0%)
General Dynamics Corp.	736,374	54,749,407
Lockheed Martin Corp.	1,108,190	102,031,053
United Technologies Corp.	438,063	27,387,699

		184,168,159

Air Freight & Logistics (3.3%)
FedEx Corp.	1,116,331	121,255,873

Road & Rail (4.9%)
Burlington Northern Santa Fe Corp.	1,408,982	103,996,962
Union Pacific Corp.	816,143	75,101,479

		179,098,441

Total Industrials		484,522,473

Information Technology (3.3%)
Communications Equipment (3.3%)
Cisco Systems, Inc.*	4,420,264	120,805,815

Total Information Technology		120,805,815

Materials (4.7%)
Chemicals (4.7%)
Air Products & Chemicals, Inc.	387,342	27,222,396
Monsanto Co.	2,768,923	145,451,525

		172,673,921

Total Materials		172,673,921

Total Common Stocks (95.2%) (Cost $2,707,766,538)		3,482,716,114

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.4%)
Allstate Life Insurance Co.
5.36%, 1/29/08 (l)	$10,000,000	10,000,000
Bear Stearns Co., Inc.
5.37%, 8/1/07 (l)	5,000,000	5,000,000
Beta Finance, Inc.
5.37%, 1/31/08 (l)	5,000,000	5,000,000
5.38%, 3/10/08 (l)	9,997,615	9,997,615
Calyon/New York
5.37%, 10/14/08 (l)	4,997,972	4,997,972
CC USA, Inc.
5.37%, 1/25/08 (l)	10,000,000	10,000,000
Dexia Credit Local de France
5.34%, 4/13/07	10,000,000	10,000,000
Goldman Sachs Group, Inc.
5.47%, 12/28/07 (l)	5,000,000	5,000,000
HBOS Treasury Services plc
5.37%, 7/17/08 (l)	5,000,000	5,000,000
K2 (USA) LLC
5.39%, 2/15/08 (l)	9,996,870	9,996,870
5.37%, 4/14/08 (l)	13,994,743	13,994,743
Metropolitan Life Insurance Co.
5.41%, 2/1/07 (l)	8,000,000	8,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	43,133,140	43,133,140
Wachovia Bank N.A
5.37%, 10/2/08 (l)	10,000,000	10,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		160,120,340

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
Time Deposit (7.7%)
JPMorgan Chase Nassau
4.75%, 1/2/07	$280,842,945	$280,842,945

Total Short-Term Investments (12.1%) (Amortized Cost $440,963,285)		440,963,285

Total Investments (107.3%) (Cost/Amortized Cost $3,148,729,823)		3,923,679,399
Other Assets Less Liabilities (-7.3%)		(267,254,507)

Net Assets (100%)		$3,656,424,892

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,350,019,154
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,921,849,081

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$775,355,306
Aggregate gross unrealized depreciation	(8,692,484)

Net unrealized appreciation	$766,662,822

Federal income tax cost of investments	$3,157,016,577

At December 31, 2006, the Portfolio had loaned securities with a total value of $157,440,278. This was secured by collateral of $160,120,340 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $9,520,825 of which $3,349,942 expires in the year 2008, and $6,170,883 expires in the year 2009.

Included in the capital loss carryforward amounts at December 31, 2006 are $9,520,825 of losses acquired from EQ/Enterprise Capital Appreciation as a result of a tax free reorganization that occurred during the year 2005. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $6,611,603 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.1%)
Hotels, Restaurants & Leisure (2.0%)
McDonald’s Corp.	1,569,920	$69,594,554

Household Durables (2.0%)
Koninklijke Philips Electronics N.V. (N.Y. Shares)	1,668,000	62,683,440
Sony Corp (ADR)^	203,300	8,707,339

		71,390,779

Media (7.1%)
Comcast Corp., Special Class A*^	1,488,400	62,334,192
Gannett Co., Inc.	403,300	24,383,518
Idearc, Inc.*	95,180	2,726,907
Interpublic Group of Cos., Inc.*^	2,467,100	30,197,304
Time Warner, Inc.	3,893,510	84,800,648
Walt Disney Co.^	1,446,600	49,574,982

		254,017,551

Specialty Retail (1.0%)
Foot Locker, Inc.	359,300	7,879,449
Gap, Inc.	1,379,855	26,907,172

		34,786,621

Total Consumer Discretionary		429,789,505

Consumer Staples (8.3%)
Beverages (1.3%)
Coca-Cola Enterprises, Inc.^	2,313,100	47,233,502

Food & Staples Retailing (0.4%)
Kroger Co.	611,100	14,098,077

Food Products (4.1%)
Cadbury Schweppes plc (ADR)^	174,200	7,478,406
General Mills, Inc.	1,201,200	69,189,120
Unilever N.V. (N.Y. Shares)	2,540,800	69,236,800

		145,904,326

Household Products (2.5%)
Kimberly-Clark Corp.	1,271,920	86,426,964

Total Consumer Staples		293,662,869

Energy (9.7%)
Energy Equipment & Services (3.9%)
BJ Services Co.^	807,600	23,678,832
GlobalSantaFe Corp.^	1,684,200	98,997,276
Halliburton Co.	584,600	18,151,830

		140,827,938

Oil, Gas & Consumable Fuels (5.8%)
Chevron Corp.	575,000	42,279,750
Consol Energy, Inc.^	212,600	6,830,838
Devon Energy Corp.	135,300	9,075,924
Exxon Mobil Corp.	1,695,490	129,925,399
Peabody Energy Corp.	424,200	17,141,922

		205,253,833

Total Energy		346,081,771

Financials (25.2%)
Capital Markets (5.0%)
Bank of New York Co., Inc.	2,160,600	85,062,822
Morgan Stanley	1,112,600	90,599,018

		175,661,840

Diversified Financial Services (8.7%)
Bank of America Corp.	1,496,980	79,923,762
Citigroup, Inc.	1,752,217	97,598,487
JPMorgan Chase & Co.^	2,728,290	131,776,407

		309,298,656

Insurance (11.5%)
American International Group, Inc.	1,686,000	120,818,760
Genworth Financial, Inc., Class A	2,427,500	83,044,775
Marsh & McLennan Cos., Inc.	905,800	27,771,828
St Paul Travelers Cos., Inc.	2,661,438	142,892,606
XL Capital Ltd., Class A^	490,900	35,354,618

		409,882,587

Total Financials		894,843,083

Health Care (8.5%)
Health Care Equipment & Supplies (2.0%)
Baxter International, Inc.	1,553,250	72,055,267

Pharmaceuticals (6.5%)
GlaxoSmithKline plc (ADR)^	1,096,400	57,846,064
Johnson & Johnson	628,300	41,480,366
Pfizer, Inc.	2,709,170	70,167,503
Schering-Plough Corp.	2,441,900	57,726,516
Wyeth	71,400	3,635,688

		230,856,137

Total Health Care		302,911,404

Industrials (11.1%)
Aerospace & Defense (5.7%)
Honeywell International, Inc.	1,047,300	47,379,852
Northrop Grumman Corp.^	927,800	62,812,060
Raytheon Co.^	1,759,400	92,896,320

		203,088,232

Industrial Conglomerates (4.4%)
General Electric Co.	1,846,300	68,700,823
Tyco International Ltd.	2,901,100	88,193,440

		156,894,263

Machinery (1.0%)
Deere & Co.	379,900	36,117,093

Total Industrials		396,099,588

Information Technology (10.4%)
Communications Equipment (0.1%)
Nortel Networks Corp.*^	156,300	4,177,899

Computers & Peripherals (5.7%)
Hewlett-Packard Co.	1,372,657	56,539,742
International Business Machines Corp.	1,099,860	106,851,399
Sun Microsystems, Inc.*	7,414,000	40,183,880

		203,575,021

IT Services (1.1%)
Unisys Corp.*^	4,792,700	37,574,768

Office Electronics (1.4%)
Xerox Corp.*^	2,804,400	47,534,580

Semiconductors & Semiconductor Equipment (1.9%)
Fairchild Semiconductor International, Inc.*^	1,152,200	19,368,482
LSI Logic Corp.*^	5,332,300	47,990,700

		67,359,182

Software (0.2%)
Borland Software Corp.*^	1,493,700	8,125,728

Total Information Technology		368,347,178

Materials (4.8%)
Chemicals (2.3%)
E.I du Pont de Nemours & Co.	1,672,850	81,484,524

Containers & Packaging (0.8%)
Packaging Corp of America	1,281,700	28,325,570

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Metals & Mining (1.7%)
Alcoa, Inc.	1,966,507	$59,014,875

Total Materials		168,824,969

Telecommunication Services (6.3%)
Diversified Telecommunication Services (5.1%)
AT&T, Inc.^	1,950,400	69,726,800
BellSouth Corp.	1,238,610	58,350,917
Verizon Communications, Inc.	1,488,700	55,439,188

		183,516,905

Wireless Telecommunication Services (1.2%)
Sprint Nextel Corp.^	2,201,800	41,592,002

Total Telecommunication Services		225,108,907

Utilities (0.9%)
Multi-Utilities (0.9%)
Dominion Resources, Inc.^	392,660	32,920,614

Total Utilities		32,920,614

Total Common Stocks (97.3%) (Cost $2,901,080,140)		3,458,589,888

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.4%)
Calyon/New York
5.37%, 10/14/08 (l)	$9,995,944	9,995,944
Deutsche Bank AG/London
5.34%, 1/31/07	14,000,000	14,000,000
Dexia Credit Local de France
5.34%, 4/13/07	10,000,000	10,000,000
Goldman Sachs Group, Inc.
5.45%, 12/28/07	10,000,000	10,000,000
5.43%, 1/29/08 (l)	5,000,000	5,000,000
HBOS Treasury Services plc
5.37%, 7/17/08 (l)	3,000,000	3,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	5,000,000	5,000,000
5.46%, 12/26/08 (l)	5,000,000	5,000,000
Natexis Banques Populaires N.Y.
5.37%, 1/28/08 (l)	11,000,000	11,000,000
New York Life Insurance Co.
5.43%, 3/29/07 (l)	4,000,000	4,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	47,676,471	47,676,471
Pricoa Global Funding I
5.37%, 9/22/08 (l)	20,000,000	20,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		154,672,415

Time Deposit (1.9%)
JPMorgan Chase Nassau
4.75%, 1/2/07	68,168,497	68,168,497

Total Short-Term Investments (6.3%) (Amortized Cost $222,840,912)		222,840,912

Total Investments (103.6%) (Cost/Amortized Cost $3,123,921,052)		3,681,430,800
Other Assets Less Liabilities (-3.6%)		(128,898,995)

Net Assets (100%)		$3,552,531,805

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,324,247,254
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,131,410,362

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$570,733,388
Aggregate gross unrealized depreciation	(26,006,351)

Net unrealized appreciation	$544,727,037

Federal income tax cost of investments	$3,136,703,763

At December 31, 2006, the Portfolio had loaned securities with a total value of $150,408,695. This was secured by collateral of $154,672,415 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $531,179 as brokerage commissions with Merrill Lynch & Co., Inc., and $3,595 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (3.9%)
Australia & New Zealand Banking Group Ltd.^	921,000	$20,478,547
Australian Worldwide Exploration Ltd.*^	5,612,400	13,492,266
Boral, Ltd.^	2,189,460	13,167,338
CSR Ltd.^	6,127,442	18,111,187
Iluka Resources Ltd.^	1,940,147	10,169,337
Multiplex Group^	4,657,558	14,647,638

Total Australia		90,066,313

Japan (16.4%)
Asahi Breweries Ltd.^	2,083,000	33,302,127
Canon, Inc.^	455,400	25,606,815
Honda Motor Co., Ltd.^	624,600	24,636,985
KDDI Corp.^	1,519	10,287,718
Mitsubishi UFJ Financial Group, Inc.	1,408	17,370,316
Mitsubishi UFJ Securities Co.^	1,678,000	18,617,062
Namco Bandai Holdings, Inc.	541,400	7,928,690
Nippon Mining Holdings, Inc.	2,430,000	17,456,926
Nissan Motor Co., Ltd.^	2,133,000	25,652,209
Sekisui House Ltd.	1,578,000	22,950,560
Sojitz Corp.*^	3,599,000	10,933,977
Sompo Japan Insurance, Inc.	2,251,000	27,486,929
Sumitomo Metal Industries Ltd.	3,791,000	16,448,718
Sumitomo Mitsui Financial Group, Inc.^	3,700	37,883,429
Takeda Pharmaceutical Co., Ltd.^	341,000	23,381,058
Takefuji Corp.^	583,700	23,072,695
Toyota Motor Corp.	593,000	39,614,620

Total Japan		382,630,834

Other European Countries (47.6%)
Belgium (0.6%)
AGFA Gevaert N.V.	561,185	14,326,528

Finland (1.5%)
Fortum Oyj	1,249,185	35,514,447

France (11.0%)
Assurances Generales de France^	114,460	17,825,149
BNP Paribas	391,626	42,681,917
Credit Agricole S.A.^	686,722	28,850,695
Peugeot S.A.^	354,779	23,485,032
Renault S.A.^	287,420	34,489,581
Total S.A.^	716,360	51,623,927
Vallourec^	93,090	27,042,514
Vinci S.A.^	237,745	30,347,037

		256,345,852

Germany (11.8%)
Allianz SE (Registered)^	157,275	32,095,782
BASF AG	303,437	29,549,394
Bayer AG^	520,191	27,890,722
Bayerische Motoren Werke (BMW) AG	496,342	28,477,355
Deutsche Post AG (Registered)^	888,483	26,759,301
Deutsche Postbank AG	123,698	10,434,426
E.ON AG^	269,570	36,552,824
Hochtief AG^	364,914	26,561,900
Muenchener Rueckversicherungs AG (Registered)	158,757	27,302,764
RWE AG	262,585	28,912,519

		274,536,987

Ireland (1.8%)
Allied Irish Banks plc	1,428,902	42,394,987

Italy (8.7%)
Capitalia S.p.A.	2,386,293	22,561,734
ENI S.p.A.	1,744,443	58,611,893
Intesa Sanpaolo S.p.A.^	4,670,789	36,030,945
Telecom Italia S.p.A.	7,172,806	21,659,784
Telecom Italia S.p.A. (RNC)	11,014,280	27,915,090
UniCredito Italiano S.p.A.	4,072,013	35,653,878

		202,433,324

Netherlands (5.9%)
ING Groep N.V (CVA)	1,054,738	46,717,989
Mittal Steel Co N.V.^	646,487	27,254,108
Royal Dutch Shell plc, Class B	1,849,590	64,796,659

		138,768,756

Spain (1.6%)
Banco Bilbao Vizcaya Argentaria S.A	1,571,159	37,789,793

Switzerland (4.7%)
Credit Suisse Group (Registered)	599,587	41,873,345
Swiss Reinsurance (Registered)	341,839	29,011,649
UBS AG (Registered)	626,009	37,974,905

		108,859,899

Total Other European Countries		1,110,970,573

Scandanavia (5.0%)
Denmark (1.0%)
Danske Bank A/S	557,836	24,768,151

Norway (1.3%)
Statoil ASA^	1,151,960	30,573,513

Sweden (2.7%)
Investor AB, Class B^	1,673,082	41,075,227
TeliaSonera AB	2,572,727	21,148,019

		62,223,246

Total Scandanavia		117,564,910

Southeast Asia (4.1%)
Singapore (1.1%)
Keppel Corp Ltd.	965,000	11,069,543
United Overseas Bank Ltd.	1,112,000	14,060,353

		25,129,896

South Korea (0.6%)
POSCO	42,472	14,111,665

Taiwan (2.4%)
Advanced Semiconductor Engineering Inc.*	12,536,000	14,234,525
Lite-On Technology Corp.	15,206,809	20,557,310
Taiwan Mobile Co., Ltd.	11,594,000	12,026,307
Vanguard International Semiconductor Corp.	13,886,235	10,419,470

		57,237,612

Total Southeast Asia		96,479,173

United Kingdom (15.4%)
United Kingdom (15.4%)
Aviva plc	2,810,026	45,207,061
BAE Systems plc	4,329,418	36,075,162
Barclays plc	3,863,944	55,204,921
GlaxoSmithKline plc	1,877,848	49,395,094
HBOS plc	2,342,874	51,906,228
Kesa Electricals plc	3,112,655	20,666,882
Prudential plc	2,726,069	37,320,605
Vodafone Group plc	23,334,501	64,621,803

Total United Kingdom		360,397,756

Total Common Stocks (92.4%) (Cost $1,738,622,912)		2,158,109,559

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (18.8%)
Allstate Life Insurance Co.
5.36%, 1/29/08 (l)	$15,000,000	$15,000,000
Beta Finance, Inc.
5.38%, 3/10/08 (l)	9,997,615	9,997,615
Calyon/New York
5.37%, 10/14/08 (l)	14,993,916	14,993,916
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	5,000,000	5,000,000
Commonwealth Bank of Australia
5.35%, 1/29/08 (l)	5,000,000	5,000,000
Deutsche Bank AG/London
5.34%, 3/1/07	25,000,000	25,000,000
Dexia Credit Local de France
5.34%, 4/13/07	15,000,000	15,000,000
5.34%, 5/8/07 (l)	10,000,000	10,000,000
Genworth Life Insurance Co.
5.45%, 5/24/07 (l)	5,000,000	5,000,000
Goldman Sachs Group, Inc.
5.43%, 3/7/07	5,000,000	5,000,000
5.47%, 12/28/07 (l)	5,000,000	5,000,000
5.43%, 1/29/08 (l)	10,000,000	10,000,000
HBOS Treasury Services plc
5.37%, 7/17/08 (l)	5,000,000	5,000,000
K2 (USA) LLC
5.39%, 2/15/08 (l)	9,996,870	9,996,870
Lehman Holdings
5.43%, 12/30/08 (l)	10,000,000	10,000,000
MetLife, Inc.
5.42%, 12/17/07 (l)	6,000,000	6,000,000
Mitsubishi UFJ Trust and Banking Corp N.Y.
5.33%, 2/6/07	16,000,000	16,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	10,000,000	10,000,000
Natexis Banques Populaires N.Y.
5.34%, 4/5/07 (l)	11,000,000	11,000,000
New York Life Global Funding
5.36%, 12/26/08 (l)	10,000,000	10,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	220,038,364	220,038,364
Wachovia Bank N.A.
5.37%, 10/2/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		438,026,765

Time Deposit (5.5%)
JPMorgan Chase Nassau
4.75%, 1/2/07	129,456,511	129,456,511

Total Short-Term Investments (24.3%) (Amortized Cost $567,483,276)		567,483,276

Total Investments (116.7%) (Cost/Amortized Cost$ 2,306,106,188)		2,725,592,835
Other Assets Less Liabilities (-16.7%)		(390,186,441)

Net Assets (100%)		$2,335,406,394

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments

Glossary:

CVA — Dutch Certification

RNC — Risparmio Non-Convertible Savings Shares

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,410,898,668
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,015,921,083

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$439,287,354
Aggregate gross unrealized depreciation	(25,494,025)

Net unrealized appreciation	$413,793,329

Federal income tax cost of investments	$2,311,799,506

At December 31, 2006, the Portfolio had loaned securities with a total value of $417,638,233. This was secured by collateral of $438,026,765 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $55,569 as brokerage commissions with Merrill Lynch & Co., Inc., an affiliated broker/dealer.

The Portfolio utilized capital loss carryforward of $4,728,331 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.0%)
Distributors (0.1%)
Li & Fung Ltd.	338,000	$1,051,734

Diversified Consumer Services (2.0%)
DeVry, Inc.^	170,310	4,768,680
ITT Educational Services, Inc.*	102,210	6,783,678
New Oriental Education & Technology Group (ADR)*^	96,080	3,222,523
Strayer Education, Inc.^	18,560	1,968,288

		16,743,169

Hotels, Restaurants & Leisure (3.7%)
Carnival Corp.	43,540	2,135,637
Chipotle Mexican Grill, Inc., Class B*	53,440	2,778,880
International Game Technology	284,990	13,166,538
Las Vegas Sands Corp.*	48,220	4,314,725
Penn National Gaming, Inc.*	73,700	3,067,394
Scientific Games Corp., Class A*^	28,500	861,555
Station Casinos, Inc.^	48,180	3,934,861
Texas Roadhouse, Inc., Class A*^	147,030	1,949,618

		32,209,208

Household Durables (1.3%)
Harman International Industries, Inc.	110,820	11,072,026

Internet & Catalog Retail (0.4%)
Submarino S.A.	114,490	3,753,234

Media (2.9%)
Grupo Televisa S.A (ADR)	175,160	4,731,072
News Corp., Class A	873,050	18,753,114
Playboy Enterprises, Inc., Class B*^	139,490	1,598,555

		25,082,741

Multiline Retail (0.6%)
Family Dollar Stores, Inc.	187,400	5,496,442

Specialty Retail (4.2%)
Best Buy Co., Inc.	95,240	4,684,856
CarMax, Inc.*	39,600	2,123,748
Dick’s Sporting Goods, Inc.*	40,440	1,981,156
GameStop Corp., Class A*^	77,600	4,276,536
Lowe’s Cos., Inc.	310,060	9,658,369
Staples, Inc.	253,840	6,777,528
Urban Outfitters, Inc.*^	119,900	2,761,297
Williams-Sonoma, Inc.^	138,160	4,343,750

		36,607,240

Textiles, Apparel & Luxury Goods (1.8%)
Coach, Inc.*	157,510	6,766,630
NIKE, Inc., Class B	62,550	6,194,326
Under Armour, Inc., Class A*^	46,080	2,324,736

		15,285,692

Total Consumer Discretionary		147,301,486

Consumer Staples (3.6%)
Beverages (1.2%)
PepsiCo, Inc.	161,550	10,104,953

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	85,920	4,542,590

Food Products (1.2%)
Nestle S.A. (Registered)	29,059	10,307,649

Tobacco (0.7%)
Altria Group, Inc.	76,900	6,599,558

Total Consumer Staples		31,554,750

Energy (6.4%)
Energy Equipment & Services (5.0%)
Cameron International Corp.*	47,200	$2,503,960
GlobalSantaFe Corp.	278,020	16,342,016
National Oilwell Varco, Inc.*	103,730	6,346,201
Noble Corp.	113,430	8,637,695
Schlumberger Ltd.	154,190	9,738,640

		43,568,512

Oil, Gas & Consumable Fuels (1.4%)
Cameco Corp.	10,800	436,860
Consol Energy, Inc.	126,170	4,053,842
Hess Corp	61,370	3,042,111
XTO Energy, Inc.	87,580	4,120,639

		11,653,452

Total Energy		55,221,964

Financials (9.4%)
Capital Markets (6.2%)
Affiliated Managers Group, Inc.*^	22,410	2,355,963
Bank of New York Co., Inc.	178,380	7,022,821
Charles Schwab Corp.	475,520	9,196,557
EFG International (Registered)*^	75,890	2,856,677
Evercore Partners, Inc., Class A*^	22,710	836,864
Goldman Sachs Group, Inc.	29,210	5,823,013
Greenhill & Co., Inc.^	31,840	2,349,792
Lazard Ltd., Class A	83,980	3,975,613
State Street Corp.	127,680	8,610,739
UBS AG (Registered)	171,010	10,317,033

		53,345,072

Consumer Finance (1.4%)
American Express Co.	189,920	11,522,446
SLM Corp.	17,310	844,209

		12,366,655

Diversified Financial Services (1.8%)
Chicago Mercantile Exchange Holdings, Inc., Class A	18,480	9,420,180
Deutsche Boerse AG	13,200	2,426,771
IntercontinentalExchange, Inc.*	16,300	1,758,770
Moody’s Corp.	25,420	1,755,505

		15,361,226

Total Financials		81,072,953

Health Care (15.8%)
Biotechnology (4.3%)
Actelion Ltd. (Registered)*^	21,740	4,772,934
Amgen, Inc.*	123,270	8,420,574
Celgene Corp.*	110,050	6,331,176
Genentech, Inc.*	54,410	4,414,283
Genzyme Corp.*	156,298	9,624,831
Gilead Sciences, Inc.*	50,970	3,309,482

		36,873,280

Health Care Equipment & Supplies (5.6%)
Advanced Medical Optics, Inc.*^	315,930	11,120,736
Cooper Cos., Inc.^	26,500	1,179,250
Cytyc Corp.*	435,450	12,323,235
Medtronic, Inc	122,130	6,535,176
ResMed, Inc.*^	89,670	4,413,557
St Jude Medical, Inc.*	292,910	10,708,790
Thoratec Corp.*^	132,570	2,330,581

		48,611,325

Life Sciences Tools & Services (1.3%)
Millipore Corp.*	164,230	10,937,718

Pharmaceuticals (4.6%)
Allergan, Inc.	90,360	10,819,706
GlaxoSmithKline plc	380,050	9,996,872
Johnson & Johnson	88,580	5,848,052

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Roche Holding AG	74,690	$13,369,186

		40,033,816

Total Health Care		136,456,139

Industrials (7.0%)
Aerospace & Defense (3.0%)
Lockheed Martin Corp.	124,200	11,435,094
Precision Castparts Corp.	87,190	6,825,233
United Technologies Corp.	122,660	7,668,703

		25,929,030

Air Freight & Logistics (0.4%)
UTi Worldwide, Inc.	123,120	3,681,288

Commercial Services & Supplies (1.1%)
Corporate Executive Board Co.	73,680	6,461,736
Monster Worldwide, Inc.*	61,750	2,880,020

		9,341,756

Electrical Equipment (1.7%)
Rockwell Automation, Inc.	237,360	14,497,949

Machinery (0.8%)
Deere & Co.	78,310	7,444,932

Total Industrials		60,894,955

Information Technology (31.5%)
Communications Equipment (4.9%)
Cisco Systems, Inc.*	738,290	20,177,466
Juniper Networks, Inc.*	305,642	5,788,859
Nice Systems Ltd. (ADR)*	293,410	9,031,160
QUALCOMM, Inc.	150,990	5,705,912
Research In Motion Ltd.*	16,410	2,096,870

		42,800,267

Computers & Peripherals (3.5%)
Apple Computer, Inc.*	117,070	9,932,219
EMC Corp.*	265,250	3,501,300
Hewlett-Packard Co.	69,920	2,880,005
Network Appliance, Inc.*	111,680	4,386,790
SanDisk Corp.*	231,320	9,953,700

		30,654,014

Internet Software & Services (4.8%)
Baidu.com (ADR)*^	52,110	5,873,839
CNET Networks, Inc.*^	248,770	2,261,319
eBay, Inc.*	175,250	5,269,767
Equinix, Inc.*^	68,230	5,159,553
Google, Inc., Class A*	34,920	16,079,961
Netease.com (ADR)*^	48,000	897,120
Tencent Holdings Ltd.	1,104,000	3,932,084
Yahoo!, Inc.*	81,040	2,069,762

		41,543,405

IT Services (4.5%)
CheckFree Corp.*^	159,260	6,395,881
Cognizant Technology Solutions Corp., Class A*	101,550	7,835,598
First Data Corp.	422,360	10,778,627
Global Payments, Inc.	79,540	3,682,702
Western Union Co.	464,390	10,411,624

		39,104,432

Semiconductors & Semiconductor Equipment (5.8%)
Applied Materials, Inc.	532,950	9,832,928
ARM Holdings plc	602,100	1,481,838
ASML Holding N.V (N.Y Shares)*	70,400	1,733,952
FormFactor, Inc.*	21,700	808,325
Intel Corp.	572,020	11,583,405
Intersil Corp., Class A	181,180	4,333,826
Marvell Technology Group Ltd.*	769,550	14,767,664
Samsung Electronics Co., Ltd (GDR) (b)(m)	15,986	5,259,394

		49,801,332

Software (8.0%)
Activision, Inc.*	84,030	1,448,677
Adobe Systems, Inc.*	486,870	20,020,094
Amdocs Ltd.*	289,030	11,199,912
Electronic Arts, Inc.*	206,950	10,422,002
McAfee, Inc.*	200,200	5,681,676
Nintendo Co., Ltd.^	13,000	3,371,239
Salesforce.com, Inc.*	103,900	3,787,155
Synopsys, Inc.*	96,620	2,582,653
THQ, Inc.*^	85,600	2,783,712
TIBCO Software, Inc.*	567,640	5,358,522
UBISOFT Entertainment*^	66,920	2,256,402

		68,912,044

Total Information Technology		272,815,494

Materials (1.7%)
Chemicals (1.7%)
Monsanto Co.	272,320	14,304,969

Total Materials		14,304,969

Telecommunication Services (3.7%)
Diversified Telecommunication Services (0.6%)
Global Crossing Ltd.*^	100,050	2,456,227
Level 3 Communications, Inc.*^	394,160	2,207,296

		4,663,523

Wireless Telecommunication Services (3.1%)
America Movil S.A de C.V (ADR)	235,580	10,652,927
American Tower Corp., Class A*	355,807	13,264,485
Rogers Communications, Inc. Class B	102,880	3,067,746

		26,985,158

Total Telecommunication Services		31,648,681

Total Common Stocks (96.1%) (Cost $728,447,978)		831,271,391

	Principal Amount
SHORT-TERM INVESTMENTS:
Commercial Paper (0.9%)
CRC Funding LLC
5.32%, 1/2/07 (n)(p)	$7,415,000	7,412,808

Government Securities (3.1%)
Federal Home Loan Bank
4.95%, 1/2/07 (p)	27,122,000	27,114,541

Short-Term Investments of Cash Collateral for Securities Loaned (9.1%)
Beta Finance, Inc.
5.37%, 1/15/08 (l)	5,000,000	5,000,000
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	8,000,000	8,000,000
CIC N.Y.
5.34%, 5/29/07 (l)	2,000,000	2,000,000
Mitsubishi UFJ Trust and Banking Corp N.Y.
5.33%, 2/6/07	5,000,000	5,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	5,000,000	5,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	23,971,657	23,971,657
Pricoa Global Funding I
5.36%, 5/23/08 (l)	5,000,000	5,000,000

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Principal Amount	Value (Note1)
Unicredito Italiano Bank plc
5.36%, 1/29/08 (l)	$10,000,000	$10,000,000
Wachovia Bank N.A.
5.37%, 6/27/08 (l)	4,999,279	4,999,279

Total Short-Term Investments of Cash Collateral for Securities Loaned		78,970,936

Time Deposit (0.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	903	903

Total Short-Term Investments (13.1%) (Cost/Amortized Cost $113,504,014)		113,499,188

Total Investments (109.2%) (Cost/Amortized Cost $841,951,992)		944,770,579
Other Assets Less Liabilities (-9.2%)		(79,596,432)

Net Assets (100%)		$865,174,147

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,123,838,387
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,251,248,644

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$110,056,166
Aggregate gross unrealized depreciation	(11,488,601)

Net unrealized appreciation	$98,567,565

Federal income tax cost of investments	$846,203,014

At December 31, 2006, the Portfolio had loaned securities with a total value of $76,759,241. This was secured by collateral of $78,970,936 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $803,251,793 of which $321,488,707 expires in the year 2009, $430,153,032 expires in the year 2010, and $51,610,054 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $113,256,646 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.9%)
Automobiles (0.5%)
Bayerische Motoren Werke (BMW) AG	30,500	$1,749,922

Hotels, Restaurants & Leisure (2.1%)
Carnival Corp.	66,330	3,253,486
International Game Technology	38,850	1,794,870
Ladbrokes plc	221,448	1,812,725

		6,861,081

Media (2.5%)
News Corp., Class A	103,390	2,220,817
Viacom, Inc., Class B*	52,301	2,145,910
Walt Disney Co.	113,760	3,898,555

		8,265,282

Multiline Retail (2.4%)
Federated Department Stores, Inc.	101,430	3,867,526
Target Corp.	72,900	4,158,945

		8,026,471

Specialty Retail (2.1%)
Chico’s FAS, Inc.*^	96,040	1,987,068
Staples, Inc.	179,960	4,804,932

		6,792,000

Textiles, Apparel & Luxury Goods (1.3%)
NIKE, Inc., Class B	42,130	4,172,134

Total Consumer Discretionary		35,866,890

Consumer Staples (11.8%)
Beverages (2.8%)
Diageo plc	223,050	4,376,337
PepsiCo, Inc.	79,263	4,957,901

		9,334,238

Food Products (1.6%)
Nestle S.A (Registered)	14,910	5,288,793

Household Products (5.5%)
Colgate-Palmolive Co.	58,110	3,791,096
Procter & Gamble Co.	105,520	6,781,771
Reckitt Benckiser plc	163,790	7,481,908

		18,054,775

Tobacco (1.9%)
Altria Group, Inc.	71,690	6,152,436

Total Consumer Staples		38,830,242

Energy (10.2%)
Energy Equipment & Services (3.8%)
GlobalSantaFe Corp.	69,580	4,089,912
Noble Corp.^	60,900	4,637,535
Transocean, Inc.*	47,250	3,822,053

		12,549,500

Oil, Gas & Consumable Fuels (6.4%)
EOG Resources, Inc.	59,420	3,710,779
Exxon Mobil Corp.	79,860	6,119,672
Hess Corp.^	99,920	4,953,034
Total S.A (Sponsored ADR)	89,200	6,415,264

		21,198,749

Total Energy		33,748,249

Financials (21.0%)
Capital Markets (5.8%)
Bank of New York Co., Inc.	118,580	4,668,494
Charles Schwab Corp.	132,690	2,566,225
Franklin Resources, Inc.	28,950	3,189,421
Goldman Sachs Group, Inc.	24,420	4,868,127
Lehman Brothers Holdings, Inc.	48,140	3,760,697

		19,052,964

Commercial Banks (0.9%)
Wells Fargo & Co.	83,610	2,973,172

Consumer Finance (2.9%)
American Express Co.	80,200	4,865,734
SLM Corp.	93,200	4,545,364

		9,411,098

Diversified Financial Services (4.3%)
Bank of America Corp.	122,130	6,520,521
JPMorgan Chase & Co.	162,180	7,833,294

		14,353,815

Insurance (7.1%)
ACE Ltd.	42,760	2,589,973
American International Group, Inc.	132,800	9,516,448
Genworth Financial, Inc., Class A	108,600	3,715,206
MetLife, Inc.	80,380	4,743,224
St Paul Travelers Cos., Inc.	53,210	2,856,845

		23,421,696

Total Financials		69,212,745

Health Care (15.8%)
Biotechnology (3.6%)
Amgen, Inc.*	98,220	6,709,408
Genzyme Corp.*	53,150	3,272,977
Gilead Sciences, Inc.*	28,870	1,874,529

		11,856,914

Health Care Equipment & Supplies (3.4%)
Boston Scientific Corp.*	88,220	1,515,620
Medtronic, Inc.^	93,770	5,017,633
Zimmer Holdings, Inc.*	60,390	4,733,368

		11,266,621

Pharmaceuticals (8.8%)
Abbott Laboratories	114,630	5,583,627
Eli Lilly & Co.	69,670	3,629,807
Johnson & Johnson	146,468	9,669,817
Roche Holding AG	26,800	4,797,084
Teva Pharmaceutical Industries Ltd. (ADR)^	41,310	1,283,915
Wyeth	80,310	4,089,385

		29,053,635

Total Health Care		52,177,170

Industrials (7.0%)
Aerospace & Defense (3.8%)
Lockheed Martin Corp.	69,740	6,420,962
United Technologies Corp.	96,320	6,021,926

		12,442,888

Air Freight & Logistics (0.6%)
FedEx Corp.	17,730	1,925,832

Electrical Equipment (0.9%)
Rockwell Automation, Inc.	49,110	2,999,639

Industrial Conglomerates (1.7%)
3M Co.	42,490	3,311,246
Tyco International Ltd.	78,890	2,398,256

		5,709,502

Total Industrials		23,077,861

Information Technology (17.1%)
Communications Equipment (2.3%)
Cisco Systems, Inc.*	278,488	7,611,077

Computers & Peripherals (4.1%)
Apple Computer, Inc.*	27,900	2,367,036
Dell, Inc.*	96,240	2,414,661
EMC Corp.*	514,930	6,797,076
SanDisk Corp.*^	48,030	2,066,731

		13,645,504

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Internet Software & Services (0.3%)
Yahoo!, Inc.*	40,320	$1,029,773

IT Services (2.1%)
Accenture Ltd., Class A	47,990	1,772,271
CheckFree Corp.*^	40,110	1,610,818
First Data Corp.	139,230	3,553,149

		6,936,238

Semiconductors & Semiconductor Equipment (4.0%)
Applied Materials, Inc.	92,190	1,700,906
Intel Corp.	245,790	4,977,247
Marvell Technology Group Ltd.*^	129,050	2,476,469
Samsung Electronics Co., Ltd (GDR)(b)(m)	12,008	3,950,632

		13,105,254

Software (4.3%)
Adobe Systems, Inc.*	89,310	3,672,427
Amdocs Ltd.*^	105,360	4,082,700
Electronic Arts, Inc.*	34,010	1,712,744
Oracle Corp.*	271,500	4,653,510

		14,121,381

Total Information Technology		56,449,227

Materials (3.0%)
Chemicals (3.0%)
Monsanto Co.	70,980	3,728,579
Praxair, Inc.	60,710	3,601,924
Rohm & Haas Co.	52,280	2,672,554

		10,003,057

Total Materials		10,003,057

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
TELUS Corp.	45,890	2,110,538

Total Telecommunication Services		2,110,538

Utilities (1.8%)
Electric Utilities (1.8%)
Entergy Corp.	14,770	1,363,566
Exelon Corp.	45,520	2,817,233
FPL Group, Inc.^	31,750	1,727,835

		5,908,634

Total Utilities		5,908,634

Total Common Stocks (99.2%) (Cost $275,321,018)		327,384,613

	Principal Amount
SHORT-TERM INVESTMENTS:
Commercial Paper (0.7%)
Falcon Asset Securitization Co. LLC 5.28%, 1/2/07 (b)(n)(p)	$2,403,000	2,402,295

Short-Term Investments of Cash Collateral for Securities Loaned (5.0%)
Nomura Securities Co., Ltd., Repurchase Agreement 5.35%, 1/2/07 (r)	16,548,977	16,548,977

Time Deposit (0.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	2,144	2,144

Total Short Term Investments (5.7%) (Cost/Amortized Cost $ 18,953,769)		18,953,416

Total Investments (104.9%) (Cost/Amortized Cost $ 294,274,787)		346,338,029
Other Assets Less Liabilities (-4.9%)		(16,200,199)

Net Assets (100%)		$330,137,830

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(b)	Illiquid security.

(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$106,798,843
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$150,737,121

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,601,255
Aggregate gross unrealized depreciation	(6,499,862)

Net unrealized appreciation	$51,101,393

Federal income tax cost of investments	$295,236,636

At December 31, 2006, the Portfolio had loaned securities with a total value of $16,143,360 This was secured by collateral of $16,548,977 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $731,111 which expires in the year 2011.

The Portfolio utilized $27,036,317 in capital loss carryforward during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
SHORT-TERM DEBT SECURITIES:
Certificate of Deposit (2.9%)
Washington Mutual Bank
5.33%, 3/19/07	$50,000,000	$50,000,000

Commercial Paper (86.1%)
Abbey National North America LLC
5.35%, 1/2/07 (p)	70,000,000	69,989,733
Amstel Funding Corp.
5.14%, 2/6/07 §(p)	75,000,000	74,606,250
Amsterdam Funding Corp.
5.25%, 5/16/07 (n)(p)	60,000,000	58,832,250
Atlantis One Funding Corp.
5.10%, 2/5/07 (n)(p)	25,000,000	24,873,125
5.22%, 4/5/07 (n)(p)	15,090,000	14,885,111
Bank of America Corp.
5.19%, 3/1/07 (p)	70,000,000	69,399,773
Barclays U.S. Funding Corp.
5.19%, 6/8/07 (p)	60,000,000	58,654,367
Bear Stearns Cos., Inc.
5.23%, 3/20/07 (p)	50,000,000	49,432,333
Beta Finance, Inc.
5.20%, 3/15/07 §(p)	30,000,000	29,682,450
Calyon North America, Inc.
5.20%, 3/6/07 (p)	75,000,000	74,302,667
CC USA, Inc.
5.17%, 2/13/07 §(p)	25,000,000	24,843,080
CRC Funding LLC
5.11%, 2/1/07 (n)(p)	75,000,000	74,660,614
Cullinan Finance Corp.
5.23%, 4/25/07 §(p)	65,000,000	63,931,725
Deutsche Bank Financial LLC
5.32%, 1/2/07 (p)	65,000,000	64,990,521
Dexia Delaware LLC
5.19%, 2/28/07 (p)	30,000,000	29,747,217
FCAR Owner Trust
5.31%, 1/4/07 (p)	20,000,000	19,991,267
5.26%, 4/25/07 (p)	45,000,000	44,256,150
Gemini Securitization Corp.
5.20%, 2/28/07 (n)(p)	17,300,000	17,153,949
General Electric Capital Corp.
5.25%, 6/8/07 (p)	50,000,000	48,867,667
Govco, Inc.
5.20%, 3/5/07 (n)(p)	45,000,000	44,588,137
Harrier Finance Funding U.S. LLC
5.20%, 2/26/07 §(p)	70,000,000	69,428,333
Liquid Funding Ltd.
5.15%, 2/7/07 §(p)	30,000,000	29,837,817
5.19%, 2/20/07 §(p)	15,000,000	14,890,417
Nordea N.A.
5.19%, 3/2/07 (p)	70,000,000	69,389,833
Premier Asset Collateralized LLC
5.20%, 2/27/07 §(p)	70,000,000	69,418,125
Prudential Funding LLC
5.35%, 1/2/07 (p)	65,000,000	64,990,467
Scaldis Capital LLC
5.20%, 3/6/07 §(p)	21,004,000	20,808,709
Sigma Finance, Inc.
5.20%, 3/2/07 §(p)	50,000,000	49,563,333
Simba Funding Corp.
5.20%, 3/1/07 (n)(p)	45,000,000	44,613,550
Thames Asset Global Securitization, Inc.
5.05%, 1/26/07 (n)(p)	50,981,000	50,795,840
UBS Finance Delaware LLC
5.34%, 1/2/07 (p)	65,000,000	64,990,485

Total Commercial Paper		1,506,415,295

Time Deposits (3.3%)
JPMorgan Chase Nassau
4.75%, 1/2/07	41,699	41,699
State Street Bank & Trust Co.
5.25%, 1/2/07	58,300,000	58,300,000

Total Time Deposits		58,341,699

Variable Rate Securities (7.8%)
American Express Credit Corp.
5.42%, 1/4/08 (l)	3,000,000	3,000,000
General Electric Capital Corp.
5.48%, 10/17/07 (l)	3,850,000	3,850,000
International Business Machines Corp.
5.33%, 1/8/08 §(l)	2,000,000	2,000,000
Links Finance LLC
5.33%, 10/30/07 §(l)	71,000,000	70,994,126
Merrill Lynch & Co., Inc.
5.60%, 7/11/07 (l)	4,000,000	4,000,000
Morgan Stanley
5.41%, 1/15/08 (l)	2,250,000	2,250,000
5.50%, 1/18/08 (l)	50,000,000	50,078,383

Total Variable Rate Securities		136,172,509

Total Investments (100.1%) (Amortized Cost $1,750,929,503)		1,750,929,503
Other Assets Less Liabilities (-0.1%)		(1,080,887)

Net Assets (100%)		$1,749,848,616

Federal Income tax cost of investments		$1,750,929,503

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $520,004,365 or 29.72% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(n)	Section 4(2) Commercial. Paper Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.

(p)	Yield to maturity.

The Portfolio has a net capital loss carryforward of $96,738 which expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $992 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.9%)
Hotels, Restaurants & Leisure (5.7%)
McDonald’s Corp.	153,608	$6,809,443
Starbucks Corp.*	269,600	9,549,232

		16,358,675

Media (1.8%)
McGraw-Hill Cos., Inc.	74,000	5,033,480

Multiline Retail (1.4%)
Kohl’s Corp.*	57,845	3,958,333

Total Consumer Discretionary		25,350,488

Consumer Staples (19.2%)
Beverages (6.0%)
Coca-Cola Co.	125,500	6,055,375
PepsiCo, Inc.	176,340	11,030,067

		17,085,442

Food & Staples Retailing (5.9%)
Costco Wholesale Corp.	140,400	7,422,948
Walgreen Co ^	200,900	9,219,301

		16,642,249

Household Products (7.3%)
Colgate-Palmolive Co.	108,353	7,068,950
Procter & Gamble Co.	214,696	13,798,512

		20,867,462

Total Consumer Staples		54,595,153

Energy (14.2%)
Energy Equipment & Services (11.7%)
Baker Hughes, Inc ^	131,800	9,840,188
Halliburton Co.	348,300	10,814,715
Schlumberger Ltd.	201,252	12,711,076

		33,365,979

Oil, Gas & Consumable Fuels (2.5%)
Occidental Petroleum Corp.	145,000	7,080,350

Total Energy		40,446,329

Financials (9.7%)
Capital Markets (2.4%)
Merrill Lynch & Co., Inc	71,400	6,647,340

Consumer Finance (3.4%)
American Express Co.	159,222	9,659,999

Insurance (3.9%)
American International Group, Inc.	155,300	11,128,798

Total Financials		27,436,137

Health Care (12.9%)
Biotechnology (5.0%)
Amgen, Inc.*	59,577	4,069,705
Genentech, Inc.*	122,506	9,938,912

		14,008,617

Health Care Equipment & Supplies (3.7%)
Stryker Corp ^	191,500	10,553,565

Health Care Providers & Services (1.6%)
Caremark Rx, Inc.	80,529	4,599,011

Pharmaceuticals (2.6%)
Abbott Laboratories	152,300	7,418,533

Total Health Care		36,579,726

Industrials (10.1%)
Electrical Equipment (2.4%)
Emerson Electric Co.	155,700	6,864,813

Industrial Conglomerates (6.8%)
3M Co.	77,370	6,029,444
General Electric Co.	361,631	13,456,290

		19,485,734

Machinery (0.9%)
Caterpillar, Inc.	39,900	2,447,067

Total Industrials		28,797,614

Information Technology (23.4%)
Communications Equipment (7.2%)
QUALCOMM, Inc.	289,234	10,930,153
Research In Motion Ltd.*	75,400	9,634,612

		20,564,765

Computers & Peripherals (8.0%)
Apple Computer, Inc.*	127,900	10,851,036
Hewlett-Packard Co.	284,800	11,730,912

		22,581,948

Internet Software & Services (3.8%)
Google, Inc., Class A*	23,420	10,784,441

IT Services (3.5%)
Paychex, Inc.	249,194	9,853,131

Software (0.9%)
Electronic Arts, Inc.*	53,500	2,694,260

Total Information Technology		66,478,545

Total Common Stocks (98.4%) (Cost $237,940,025)		279,683,992

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (3.8%)
Concord Minutemen C.C LLC, Series C
5.36%, 1/18/07	$995,402	995,402
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	9,925,432	9,925,432

Total Short-Term Investments of Cash Collateral for Securities Loaned		10,920,834

Time Deposit (2.9%)
JPMorgan Chase Nassau
4.75%, 1/2/07	8,089,918	8,089,918

Total Short-Term Investments (6.7%) (Amortized Cost $19,010,752)		19,010,752

Total Investments (105.1%) (Cost/Amortized Cost $256,950,777)		298,694,744
Other Assets Less Liabilities (-5.1%)		(14,582,286)

Net Assets (100%)		$284,112,458

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$192,123,327
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$240,918,412

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,365,730
Aggregate gross unrealized depreciation	(1,386,001)

Net unrealized appreciation	$40,979,729

Federal income tax cost of investments	$257,715,015

At December 31, 2006, the Portfolio had loaned securities with a total value of $10,702,376. This was secured by collateral of $10,920,834 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $10,068 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $147,350,377 of which $6,886,400 expires in the year 2007, $46,169,866 expires in the year 2008, $42,930,811 expires in the year 2009, $40,775,337 expires in the year 2010, $10,247,355 expires in the year 2011, and $340,608 expires in the year 2012.

Included in the capital loss carryforward is $1,718,952 and $78,683,026 of losses acquired from the Enterprise Balanced Portfolio and EQ/Enterprise Multi-Cap Growth Portfolio, respectively, as a result of tax-free reorganizations during the years ended 2003 and 2005, respectively. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $16,154,481 during 2006. Included in the utilized capital loss carryforward was $2,496,503 from EQ/Enterprise Multi-Cap Growth Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (0.0%)
International Automotive Components Group (ADR)*†(b)	1,379	$11,573

Automobiles (0.2%)
General Motors Corp.	8,231	252,856

Diversified Consumer Services (0.5%)
H&R Block, Inc.	23,040	530,842

Hotels, Restaurants & Leisure (0.3%)
Wyndham Worldwide Corp.*	10,231	327,597

Household Durables (0.3%)
Koninklijke Philips Electronics N.V.	9,510	358,278

Leisure Equipment & Products (0.7%)
Mattel, Inc.	33,112	750,318

Media (8.9%)
Cablevision Systems Corp. - New York Group, Class A	24,590	700,323
Clear Channel Communications, Inc.	27,612	981,330
Comcast Corp., Special Class A*	26,654	1,116,270
EchoStar Communications Corp., Class A*	1,700	64,651
Liberty Media Corp., Capital Series, Class A*	7,149	700,459
Mediaset S.p.A	4,608	54,626
News Corp., Class A	85,293	1,832,094
NTL, Inc.	51,648	1,303,596
Sun-Times Media Group, Inc.	7,300	35,843
Time Warner, Inc.	75,236	1,638,640
Viacom, Inc., Class B*	23,911	981,068
Washington Post Co., Class B	478	356,397

		9,765,297

Specialty Retail (0.2%)
Home Depot, Inc.	5,600	224,896

Total Consumer Discretionary		12,221,657

Consumer Staples (15.1%)
Beverages (2.2%)
Brown-Forman Corp., Class B	4,108	272,114
Coca-Cola Enterprises, Inc.	42,238	862,500
Pernod-Ricard S.A.	5,453	1,251,164

		2,385,778

Food & Staples Retailing (1.3%)
Carrefour S.A.	12,243	741,666
Kroger Co.	31,830	734,318

		1,475,984

Food Products (2.8%)
Cadbury Schweppes plc	82,773	885,325
General Mills, Inc.	5,823	335,405
Groupe Danone	3,576	541,339
Nestle S.A. (Registered)	3,638	1,290,451

		3,052,520

Tobacco (8.8%)
Altadis S.A.	37,451	1,958,106
Altria Group, Inc.	22,247	1,909,237
British American Tobacco plc	69,825	1,952,843
Imperial Tobacco Group plc	39,357	1,548,254
Japan Tobacco, Inc.	47	226,805
KT&G Corp.*	10,724	651,512
Reynolds American, Inc.	22,572	1,477,789

		9,724,546

Total Consumer Staples		16,638,828

Energy (3.4%)
Energy Equipment & Services (0.5%)
SeaDrill Ltd.*	32,335	546,590

Oil, Gas & Consumable Fuels (2.9%)
BP plc	31,161	346,100
Massey Energy Co.	20,213	469,548
OPTI Canada, Inc.*	12,192	207,234
Pogo Producing Co.	10,417	504,599
Royal Dutch Shell plc, Class A	32,403	1,141,698
Total S.A.	8,118	585,017

		3,254,196

Total Energy		3,800,786

Financials (29.5%)
Capital Markets (1.3%)
Bear Stearns Cos., Inc.	3,711	604,077
Legg Mason, Inc.	8,570	814,578

		1,418,655

Commercial Banks (10.0%)
BNP Paribas	6,342	691,192
Centennial Bank Holdings, Inc.*	20,070	189,862
Chinatrust Financial Holding Co., Ltd.	726,000	607,135
Danske Bank A/S	19,186	851,866
Intesa SanPaolo S.p.A.	147,260	1,135,979
Investors Bancorp, Inc.*	10	157
Mitsubishi UFJ Financial Group, Inc.	73	900,592
Societe Generale	6,175	1,047,147
Sumitomo Mitsui Financial Group, Inc.	90	921,489
Svenska Handelsbanken AB, Class A	41,957	1,269,195
Swedbank AB, Class A	28,496	1,034,817
U.S. Bancorp	24,753	895,811
UnionBanCal Corp.	5,643	345,634
Wachovia Corp.	20,198	1,150,276

		11,041,152

Consumer Finance (0.6%)
Capital One Financial Corp.	994	76,359
Takefuji Corp.	15,456	610,950

		687,309

Diversified Financial Services (2.9%)
Citigroup, Inc.	22,646	1,261,382
Fortis	40,746	1,736,007
Leucadia National Corp.	6,060	170,892

		3,168,281

Insurance (10.3%)
Alleghany Corp.*	1,950	709,020
American International Group, Inc.	12,652	906,642
Berkshire Hathaway, Inc., Class B*	1,125	4,124,250
Conseco, Inc.*	21,996	439,480
Hartford Financial
Services Group, Inc.	6,698	624,991
Montpelier Reinsurance Holdings Ltd.	3,525	65,600
Nationwide Financial Services, Inc.	10,062	545,361
Old Republic International Corp.	34,456	802,136
Prudential Financial, Inc.	5,383	462,184
St Paul Travelers Cos., Inc.	19,307	1,036,593
White Mountains Insurance Group Ltd.	2,710	1,570,255

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Zurich Financial Services AG (Registered)	251	$67,443

		11,353,955

Real Estate Investment Trusts (REITs) (1.2%)
Alexander’s, Inc (REIT)*	1,837	770,897
Link (REIT)	98,952	203,572
Potlatch Corp (REIT)	1,402	61,436
Ventas, Inc (REIT)	5,864	248,164

		1,284,069

Real Estate Management & Development (0.6%)
Realogy Corp.*	14,117	428,027
St. Joe Co	5,591	299,510

		727,537

Thrifts & Mortgage Finance (2.6%)
Countrywide Financial Corp	15,272	648,297
Hudson City Bancorp, Inc.	22,325	309,871
Sovereign Bancorp, Inc.	30,931	785,338
Washington Mutual, Inc.	26,239	1,193,612

		2,937,118

Total Financials		32,618,076

Health Care (4.5%)
Health Care Equipment & Supplies (1.5%)
Bausch & Lomb, Inc.	8,694	452,610
Boston Scientific Corp.*	40,107	689,038
Hillenbrand Industries, Inc.	8,321	473,714

		1,615,362

Health Care Providers & Services (0.5%)
Aetna, Inc.	12,300	531,114

Life Sciences Tools & Services (0.2%)
MDS, Inc.	11,113	203,122

Pharmaceuticals (2.3%)
Pfizer, Inc.	60,024	1,554,622
Sanofi-Aventis	7,584	699,545
Valeant Pharmaceuticals International	18,879	325,474

		2,579,641

Total Health Care		4,929,239

Industrials (7.9%)
Aerospace & Defense (0.1%)
GenCorp, Inc.*	10,311	144,560

Airlines (0.4%)
ACE Aviation Holdings, Inc., Class A*	13,702	444,959

Building Products (0.2%)
Owens Corning, Inc. (Registered)*†(b)	2,232	63,400
Owens Corning, Inc.*	3,092	92,451

		155,851

Commercial Services & Supplies (0.3%)
Republic Services, Inc	8,804	358,058

Electrical Equipment (0.3%)
American Power Conversion Corp.	8,371	256,069

Industrial Conglomerates (4.4%)
Keppel Corp., Ltd	45,438	521,221
Orkla A.S.A	24,040	1,362,936
Siemens AG (Registered)	8,420	834,282
Tyco International Ltd	70,907	2,155,573

		4,874,012

Machinery (0.7%)
Federal Signal Corp	18,725	300,349
Scania AB, Class B	6,819	479,313

		779,662

Marine (0.8%)
A.P Moller-Maersk A/S	95	894,023

Road & Rail (0.7%)
Avis Budget Group, Inc	5,220	113,222
Florida East Coast Industries, Inc.(b)	10,960	653,216

		766,438

Total Industrials		8,673,632

Information Technology (2.9%)
Computers & Peripherals (1.8%)
Dell, Inc.*	37,017	928,757
International Business Machines Corp	11,096	1,077,976

		2,006,733

Electronic Equipment & Instruments (0.0%)
Symbol Technologies, Inc.	580	8,665

Software (1.1%)
Microsoft Corp	41,361	1,235,040

Total Information Technology		3,250,438

Materials (7.7%)
Chemicals (1.1%)
Arkema*	5,420	278,236
Koninklijke DSM N.V	5,534	273,142
Linde AG	6,867	708,658

		1,260,036

Construction Materials (0.2%)
Rinker Group Ltd	14,704	209,194

Containers & Packaging (0.9%)
Temple-Inland, Inc	20,882	961,198

Metals & Mining (1.7%)
Anglo American plc.	17,832	869,357
Mittal Steel Co N.V	18,359	773,965
United States Steel Corp	2,984	218,250

		1,861,572

Paper & Forest Products (3.8%)
International Paper Co	53,556	1,826,260
Weyerhaeuser Co	33,464	2,364,231

		4,190,491

Total Materials		8,482,491

Telecommunication Services (4.1%)
Diversified Telecommunication Services (3.3%)
Balgacom S.A	7,734	340,322
Chunghwa Telecom Co., Ltd (ADR)	20,445	403,380
Embarq Corp	8,270	434,671
Royal KPN N.V	17,935	254,710
Verizon Communications, Inc	57,583	2,144,391

		3,577,474

Wireless Telecommunication Services (0.8%)
Sprint Nextel Corp	48,589	917,846

Total Telecommunication Services		4,495,320

Utilities (2.7%)
Electric Utilities (0.4%)
E.ON AG	3,415	463,063

Independent Power Producers & Energy Traders (1.2%)
Constellation Energy Group, Inc.	18,729	1,289,866

Multi-Utilities (1.1%)
NorthWestern Corp	4,538	160,554
RWE AG	5,822	641,045

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Suez S.A.	8,878	$459,265

		1,260,864

Total Utilities		3,013,793

Total Common Stocks (88.9%) (Cost $93,116,914)		98,124,260

	Principal Amount
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (0.1%)
Auto Components (0.0%)
Dana Corp.
6.50%, 3/1/09 (h)	$2,000	1,500
5.85%, 1/15/15 (h)	40,000	28,600

		30,100

Hotels, Restaurants & Leisure (0.1%)
Trump Entertainment Resorts Inc.
8.500%, 6/1/15	40,000	39,800

Total Consumer Discretionary		69,900

Total Long-Term Debt Securities (0.1%) (Cost $69,025)		69,900

SHORT-TERM INVESTMENTS:
Government Securities (11.6%)
Federal Home Loan Bank
4.80%, 1/2/07 (o)(p)	10,900,000	10,897,093
U.S. Treasury Bills
5.06%, 4/12/07 (p)	2,000,000	1,973,176

Total Government Securities		12,870,269

Time Deposit (0.9%)
JPMorgan Chase Nassau
4.75%, 1/2/07	974,427	974,427

Total Short-Term Investments (12.5%) (Cost/Amortized Cost $13,823,350)		13,844,696

Total Investments before Options Written (101.5%) (Cost/Amortized Cost $107,009,289)		112,038,856

	Number of Contracts
OPTIONS WRITTEN:
Call Options (-0.0%)
Bausch & Lomb, Inc.
January 2007 @ $55.00*(d)	(8)	(200)
February 2007 @ $55.00*(d)	(2)	(260)

Total Options Written (-0.0%) (Premiums Received $1,018)		(460)

Total Investments after Options Written (101.5%) (Cost/Amortized Cost $107,008,271)		112,038,396
Other Assets Less Liabilities (-1.5%)		(1,694,665)

Net Assets (100%)		$110,343,731

*	Non-income producing.

†	Securities (totaling $104,024 or 0.09% of net assets) valued at fair value.

(b)	Illiquid security.

(d)	Covered call option contracts written in connection with securities held.

(h)	Security in default.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

At December 31, 2006 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
Australian Dollar, expiring 3/14/07	110	$85,848	$86,154	$(306)
Australian Dollar, expiring 3/14/07	49	37,849	38,159	(310)
Australian Dollar, expiring 3/14/07	27	21,072	21,086	(14)
British Pound, expiring 1/8/07	98	190,267	191,219	(952)
British Pound, expiring 1/8/07	877	1,664,093	1,716,660	(52,567)
British Pound, expiring 1/8/07	115	218,010	225,078	(7,068)
British Pound, expiring 1/8/07	88	173,871	173,004	867
British Pound, expiring 1/8/07	67	130,771	131,083	(312)
British Pound, expiring 1/8/07	55	107,823	107,518	305
Canadian Dollar, expiring 3/26/07	275	247,311	236,865	10,446
Canadian Dollar, expiring 3/26/07	93	82,876	80,103	2,773
Canadian Dollar, expiring 3/26/07	170	151,733	146,426	5,307
Canadian Dollar, expiring 3/26/07	117	102,462	100,603	1,859
Canadian Dollar, expiring 3/26/07	229	197,533	196,813	720
Danish Krone, expiring 1/23/07	1,742	296,296	308,428	(12,132)
Danish Krone, expiring 1/23/07	300	50,878	53,116	(2,238)
Danish Krone, expiring 1/23/07	477	82,047	84,454	(2,407)
Danish Krone, expiring 1/23/07	384	65,774	67,900	(2,126)
Danish Krone, expiring 1/23/07	1,400	246,914	247,874	(960)
European Union, expiring 2/20/07	126	162,495	166,784	(4,289)
European Union, expiring 2/20/07	121	156,739	159,458	(2,719)
European Union, expiring 2/20/07	401	528,581	530,027	(1,446)
European Union, expiring 2/20/07	181	231,723	239,730	(8,007)
European Union, expiring 2/20/07	166	214,195	219,919	(5,724)
European Union, expiring 2/20/07	219	281,150	289,356	(8,206)
European Union, expiring 2/20/07	127	163,849	168,318	(4,469)
European Union, expiring 2/20/07	283	364,619	373,941	(9,322)
European Union, expiring 2/20/07	157	208,319	207,144	1,175
European Union, expiring 2/20/07	220	294,523	291,067	3,456
European Union, expiring 2/20/07	158	210,706	208,218	2,488
European Union, expiring 2/20/07	234	312,668	309,714	2,954
European Union, expiring 2/20/07	281	373,895	371,876	2,019
European Union, expiring 2/20/07	166	220,344	219,589	755
European Union, expiring 2/20/07	207	271,599	273,348	(1,749)
European Union, expiring 2/20/07	311	411,021	410,476	545
European Union, expiring 2/20/07	190	251,073	251,312	(239)
European Union, expiring 2/20/07	138	182,492	182,882	(390)
European Union, expiring 2/20/07	96	127,248	127,227	21
European Union, expiring 2/20/07	5,936	7,871,173	7,844,856	26,317
Japanese Yen, expiring 3/14/07	11,750	102,561	99,575	2,986
Japanese Yen, expiring 3/14/07	36,023	314,798	305,274	9,524
Japanese Yen, expiring 3/14/07	26,900	233,552	227,962	5,590
Japanese Yen, expiring 3/14/07	42,000	359,645	355,926	3,719
Japanese Yen, expiring 3/14/07	13,600	118,164	115,252	2,912

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Local Contract Amount (000’s)	Cost on Origination Date	U.S $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen, expiring 3/14/07	10,000	$86,303	$84,744	$1,559
Japanese Yen, expiring 3/14/07	68,000	576,897	576,261	636
Korean Won, expiring 3/22/07	35,730	37,500	38,482	(982)
Korean Won, expiring 3/22/07	120,000	126,150	129,243	(3,093)
Korean Won, expiring 3/22/07	49,800	53,376	53,636	(260)
Korean Won, expiring 3/22/07	97,400	104,843	104,902	(59)
Norwegian Krone, expiring 3/7/07	7,397	1,217,463	1,191,198	26,265
Singapore Dollar, expiring 1/24/07	29	18,360	18,594	(234)
Singapore Dollar, expiring 1/24/07	95	60,268	61,980	(1,712)
Singapore Dollar, expiring 1/24/07	72	46,004	46,974	(970)
Singapore Dollar, expiring 1/24/07	40	25,717	26,097	(380)
Singapore Dollar, expiring 1/24/07	110	71,899	72,026	(127)
Swedish Krone, expiring 2/15/07	11,822	1,734,965	1,732,373	2,592
Swedish Krone, expiring 2/15/07	5,350	779,372	783,964	(4,592)
Swiss Franc, expiring 3/7/07	480	406,202	395,309	10,893
Swiss Franc, expiring 3/7/07	166	136,565	136,740	(175)
Taiwan Dollar, expiring 6/6/07	10,600	333,648	330,309	3,339
Taiwan Dollar, expiring 6/6/07	1,606	50,000	50,045	(45)
Taiwan Dollar, expiring 6/6/07	895	27,786	27,889	(103)

				$(8,662)

Options written for the period ended December 31, 2006 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—September 15, 2006*	—	$—
Options Written	10	1,018
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Options Exercised	—	—

Options Outstanding—December 31, 2006	10	$1,018

*	The Portfolio commenced operations on September 15, 2006.

Investment security transactions for the period ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$95,327,314
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,064,960

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,338,295
Aggregate gross unrealized depreciation	(327,842)

Net unrealized appreciation	$5,010,453

Federal income tax cost of investments	$107,028,403

For the period ended December 31, 2006, the Portfolio incurred approximately $547 as brokerage commissions with Sanford C Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Barbados (0.3%)
Everest Reinsurance Group Ltd.	860	$84,375

Bermuda (1.1%)
ACE Ltd.	3,200	193,824
XL Capital Ltd., Class A	2,060	148,361

Total Bermuda		342,185

Brazil (1.5%)
Cia de Bebidas das Americas (Preference ADR)	3,870	188,856
Empresa Brasileira de Aeronautica S.A (ADR)	6,590	273,024

Total Brazil		461,880

Canada (1.6%)
Husky Energy, Inc.	4,930	330,615
Manulife Financial Corp.	4,580	154,871

Total Canada		485,486

Denmark (0.3%)
Novo-Nordisk A/S, Class B	1,170	97,377

Finland (0.6%)
Fortum Oyj	6,610	187,923

France (5.3%)
Arkema*	1,050	53,902
LVMH Moet Hennessy Louis
Vuitton S.A	3,620	381,642
NicOx S.A.*	1,110	33,431
Sanofi-Aventis	5,050	465,810
Societe Generale	1,603	271,834
Technip S.A	4,780	327,764
Total S.A	1,820	131,157

Total France		1,665,540

Germany (5.4%)
Allianz SE (Registered)	1,872	382,027
Bayerische Motoren Werke (BMW) AG	5,019	287,962
Porsche AG (Preference)	157	200,188
SAP AG	6,281	333,451
Siemens AG (Registered)	4,923	487,788

Total Germany		1,691,416

Hong Kong (0.4%)
Hutchison Whampoa Ltd.	11,540	117,296

India (1.6%)
ICICI Bank Ltd (ADR)	1,870	78,054
Infosys Technologies Ltd (ADR)	7,600	414,656

Total India		492,710

Ireland (0.2%)
Experian Group Ltd.	5,250	61,599

Italy (0.5%)
Bulgari S.p.A	10,610	150,402

Japan (10.3%)
Canon, Inc.	2,190	123,142
Chugai Pharmaceutical Co., Ltd	5,250	108,168
Credit Saison Co., Ltd.	5,540	190,626
Fanuc Ltd.	900	88,523
Hoya Corp.	5,050	196,651
KDDI Corp.	43	291,226
Keyence Corp.	700	173,245
Kyocera Corp.	1,620	152,544
Murata Manufacturing Co., Ltd.	4,120	278,343
Nidec Corp.	1,160	89,564
Nintendo Co., Ltd.	640	165,969
Resona Holdings, Inc.	42	114,557
Secom Co., Ltd.	2,500	129,453
Sega Sammy Holdings, Inc.	1,800	48,491
Seven & I Holdings Co., Ltd.	2,398	74,463
Shionogi & Co., Ltd.	8,300	162,998
Sony Corp.	8,150	348,831
Square Enix Co., Ltd.	4,390	114,949
Sumitomo Mitsui Financial Group, Inc.	6	61,433
Toyota Motor Corp.	4,550	303,957

Total Japan		3,217,133

Mexico (2.4%)
Fomento Economico Mexicano S.A.B de C.V	19,740	228,543
Grupo Modelo S.A., Series C	27,210	150,288
Grupo Televisa S.A (ADR)	13,330	360,043

Total Mexico		738,874

Netherlands (2.2%)
European Aeronautic Defence & Space Co N.V	9,820	337,973
Koninklijke Philips Electronics N.V.	9,440	355,641

Total Netherlands		693,614

Norway (0.4%)
Tandberg ASA	8,680	131,043

Singapore (0.2%)
Singapore Press Holdings Ltd.	24,790	69,153

South Korea (1.9%)
Hyundai Heavy Industries Co., Ltd.*	723	97,955
Samsung Electronics Co., Ltd.	305	201,037
SK Telecom Co., Ltd (ADR)	10,810	286,249

Total South Korea		585,241

Spain (0.9%)
Inditex S.A	5,260	283,062

Sweden (6.2%)
Hennes & Mauritz AB, Class B	11,790	596,133
Investor AB, Class B	7,586	186,241
Telefonaktiebolaget LM Ericsson, Class B	288,090	1,164,064

Total Sweden		1,946,438

Switzerland (3.3%)
Credit Suisse Group (Registered)	5,928	413,994
Novartis AG (Registered)	2,759	158,777
Roche Holding AG	2,130	381,261
Syngenta AG (Registered)*	381	70,757

Total Switzerland		1,024,789

Taiwan (1.5%)
Benq Corp.*	93,080	49,847
MediaTek, Inc.	21,320	220,495
Taiwan Semiconductor Manufacturing Co., Ltd (ADR)	18,000	196,740

Total Taiwan		467,082

United Kingdom (12.1%)
3i Group plc	3,940	77,844
BP plc (ADR)	3,530	236,863
Burberry Group plc	10,660	134,672
Cadbury Schweppes plc	29,590	316,489
Diageo plc	8,700	170,698
Home Retail Group	4,670	37,474
HSBC Holdings plc	16,360	299,969
Pearson plc	8,510	128,496
Prudential plc	20,780	284,484

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Reckitt Benckiser plc	9,670	$441,724
Royal Bank of Scotland Group plc	12,730	496,546
Smith & Nephew plc	15,300	159,604
Tesco plc	31,340	248,109
Vodafone Group plc	211,770	586,469
WPP Group plc	11,030	149,061

Total United Kingdom		3,768,502

United States (34.9%)
3M Co.	3,710	289,120
Adobe Systems, Inc.*	9,430	387,762
Advanced Micro Devices, Inc.*	16,390	333,537
Affymetrix, Inc.*	2,680	61,801
Altera Corp.*	9,480	186,566
Amgen, Inc.*	2,040	139,352
AtheroGenics, Inc.*	6,100	60,451
Automatic Data Processing, Inc.	7,110	350,167
Avis Budget Group, Inc.	1,020	22,124
Avon Products, Inc.	4,080	134,803
Berkshire Hathaway, Inc., Class B*	50	183,300
Biomet, Inc.	4,560	188,191
Boeing Co.	2,340	207,886
Boston Scientific Corp.*	11,680	200,662
Carnival Corp.	7,920	388,476
Chevron Corp.	2,860	210,296
Cisco Systems, Inc.*	5,060	138,290
Coach, Inc.*	4,050	173,988
Colgate-Palmolive Co.	2,800	182,672
Corning, Inc.*	13,880	259,695
Cree, Inc.*	4,620	80,018
eBay, Inc.*	14,560	437,819
Emerson Electric Co.	6,880	303,339
Express Scripts, Inc.*	1,510	108,116
Genentech, Inc.*	1,520	123,318
Getty Images, Inc.*	1,870	80,073
Gilead Sciences, Inc.*	3,520	228,554
GlobalSantaFe Corp.	4,530	266,273
International Game Technology	4,250	196,350
International Rectifier Corp.*	2,880	110,966
Intuit, Inc.*	7,640	233,096
Johnson & Johnson	1,170	77,243
JPMorgan Chase & Co.	3,160	152,628
Juniper Networks, Inc.*	14,660	277,660
Linear Technology Corp.	2,930	88,838
Lockheed Martin Corp.	1,850	170,330
Maxim Integrated Products, Inc.	6,740	206,379
McDonald’s Corp.	4,400	195,052
Medtronic, Inc.	2,060	110,231
Microsoft Corp.	18,280	545,840
Morgan Stanley	4,070	331,420
Nektar Therapeutics*	2,210	33,614
Northern Trust Corp.	4,750	288,278
Northrop Grumman Corp.	2,030	137,431
Nuvelo, Inc.*	1,350	5,400
QUALCOMM, Inc.	330	12,471
Quest Diagnostics, Inc.	2,320	122,960
Raytheon Co.	3,380	178,464
Realogy Corp.*	2,880	87,322
Regeneron Pharmaceuticals, Inc.*	1,400	28,098
Sirius Satellite Radio, Inc.*	57,420	203,267
Theravance, Inc.*	2,210	68,267
Tiffany & Co.	6,220	244,073
Transocean, Inc.*	4,200	339,738
Wal-Mart Stores, Inc.	5,930	273,847
Walt Disney Co.	6,100	209,047
Xilinx, Inc.	6,290	149,765
Yahoo!, Inc.*	2,030	51,846

Total United States		10,856,570

Total Common Stocks (95.1%) (Cost $28,234,391)		29,619,690

INVESTMENT COMPANY:
Exchange Traded Fund (1.7%)
iShares MSCI Emerging Markets Index Fund (Cost $468,590)	4,522	516,277

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (4.1%)
JPMorgan Chase Nassau
4.75%, 1/2/07 (Amortized Cost $1,287,674)	$1,287,674	1,287,674

Total Investments (100.9%) (Cost/Amortized Cost $29,990,655)		31,423,641
Other Assets Less Liabilities (-0.9%)		(273,591)

Net Assets (100%)		$31,150,050

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$29,661,832
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$993,966

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,680,336
Aggregate gross unrealized depreciation	(270,887)

Net unrealized appreciation	$1,409,449

Federal income tax cost of investments	$30,014,192

For the year ended December 31, 2006, the Portfolio incurred approximately $110 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.7%)
Auto Components (0.2%)
ArvinMeritor, Inc.	160	$2,917
Autoliv, Inc.	100	6,030
Goodyear Tire & Rubber Co.*	500	10,495
Lear Corp.	300	8,859
Sauer-Danfoss, Inc.	100	3,225
Tenneco, Inc.*	60	1,483

		33,009

Automobiles (0.8%)
Ford Motor Co.	2,800	21,028
General Motors Corp.	2,300	70,656
Harley-Davidson, Inc.	800	56,376

		148,060

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	100	3,897
Career Education Corp.*	300	7,434
Coinstar, Inc.*	100	3,057
DeVry, Inc.	100	2,800
ITT Educational Services, Inc.*	50	3,319
Jackson Hewitt Tax Service, Inc.	20	679

		21,186

Hotels, Restaurants & Leisure (0.8%)
Brinker International, Inc.	150	4,524
Carnival Corp.	700	34,335
Chipotle Mexican Grill, Inc., Class B*	36	1,872
Domino’s Pizza, Inc.	100	2,800
Jack in the Box, Inc.*	120	7,325
Starwood Hotels & Resorts Worldwide, Inc.	400	25,000
Wendy’s International, Inc.	300	9,927
Yum! Brands, Inc.	1,100	64,680

		150,463

Household Durables (0.1%)
Blyth, Inc.	100	2,075
Kimball International, Inc., Class B	130	3,159
Snap-On, Inc.	200	9,528
Tempur-Pedic International, Inc.*	200	4,092

		18,854

Internet & Catalog Retail (0.3%)
Expedia, Inc.*	200	4,196
IAC/InterActiveCorp*	800	29,728
Liberty Media Corp., Interactive Class A*	760	16,393
Netflix, Inc.*	100	2,586

		52,903

Leisure Equipment & Products (0.2%)
Eastman Kodak Co.	300	7,740
Hasbro, Inc.	400	10,900
Marvel Entertainment, Inc.*	300	8,073
Mattel, Inc.	500	11,330

		38,043

Media (4.7%)
CBS Corp., Class B	650	20,267
Clear Channel Communications, Inc.	2,100	74,634
Comcast Corp., Class A*	1,300	55,029
Cox Radio, Inc., Class A*	150	2,445
DIRECTV Group, Inc.*	1,360	33,918
EchoStar Communications Corp., Class A*	800	30,424
Gannett Co., Inc.	200	12,092
Idearc, Inc.*	145	4,154
Liberty Global, Inc., Class A*	600	17,490
Liberty Media Corp., Capital Series, Class A*	730	71,526
McGraw-Hill Cos., Inc.	1,060	72,101
News Corp., Class A	3,600	77,328
Omnicom Group, Inc.	1,000	104,540
Regal Entertainment Group, Class A	100	2,132
Time Warner, Inc.	5,400	117,612
Viacom, Inc., Class B*	2,260	92,728
Walt Disney Co.	3,000	102,810
Warner Music Group Corp.	300	6,885

		898,115

Multiline Retail (3.0%)
Big Lots, Inc.*	400	9,168
Dillards, Inc., Class A	300	10,491
Dollar Tree Stores, Inc.*	500	15,050
Family Dollar Stores, Inc.	400	11,732
Federated Department Stores, Inc.	2,900	110,577
J.C Penney Co., Inc.	1,350	104,436
Kohl’s Corp.*	1,600	109,488
Nordstrom, Inc.	2,000	98,680
Sears Holdings Corp.*	400	67,172
Target Corp.	700	39,935

		576,729

Specialty Retail (4.2%)
Abercrombie & Fitch Co.	200	13,926
Aeropostale, Inc.*	100	3,087
American Eagle Outfitters, Inc.	300	9,363
AnnTaylor Stores Corp.*	300	9,852
AutoNation, Inc.*	200	4,264
AutoZone, Inc.*	100	11,556
Barnes & Noble, Inc.	100	3,971
Best Buy Co., Inc.	2,000	98,380
Buckle, Inc.	30	1,526
Charming Shoppes, Inc.*	20	271
Circuit City Stores, Inc.	200	3,796
Dick’s Sporting Goods, Inc.*	200	9,798
Dress Barn, Inc.*	150	3,499
DSW, Inc., Class A*	100	3,857
Gap, Inc.	3,630	70,785
Group 1 Automotive, Inc.	160	8,275
Gymboree Corp.*	160	6,106
Home Depot, Inc.	5,100	204,816
Limited Brands, Inc.	1,500	43,410
Lowe’s Cos., Inc.	400	12,460
Men’s Wearhouse, Inc.	240	9,182
Office Depot, Inc.*	2,000	76,340
OfficeMax, Inc.	200	9,930
Payless Shoesource, Inc.*	280	9,190
RadioShack Corp.	500	8,390
Rent-A-Center, Inc.*	300	8,853
Ross Stores, Inc.	300	8,790
Select Comfort Corp.*	100	1,739
Staples, Inc.	2,100	56,070
TJX Cos., Inc.	3,300	94,116

		805,598

Textiles, Apparel & Luxury Goods (0.3%)
Brown Shoe Co., Inc.	30	1,432
Coach, Inc.*	1,000	42,960
Jones Apparel Group, Inc.	200	6,686
Polo Ralph Lauren Corp.	100	7,766
Skechers U.S.A., Inc., Class A*	40	1,332
Steven Madden Ltd.	100	3,509
Wolverine World Wide, Inc.	40	1,141

		64,826

Total Consumer Discretionary		2,807,786

Consumer Staples (5.2%)
Beverages (0.5%)
Coca-Cola Co.	600	28,950

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Molson Coors Brewing Co., Class B	100	$7,644
PepsiCo, Inc.	920	57,546

		94,140

Food & Staples Retailing (1.5%)
Kroger Co.	2,600	59,982
Safeway, Inc.	2,890	99,878
Wal-Mart Stores, Inc.	2,900	133,922

		293,782

Food Products (0.4%)
ConAgra Foods, Inc.	1,310	35,370
Dean Foods Co.*	100	4,228
H.J Heinz Co.	200	9,002
Kraft Foods, Inc., Class A	500	17,850
Sara Lee Corp.	700	11,921

		78,371

Household Products (0.9%)
Energizer Holdings, Inc.*	100	7,099
Procter & Gamble Co.	2,700	173,529

		180,628

Personal Products (0.3%)
Avon Products, Inc	900	29,736
Chattem, Inc.*	100	5,008
NBTY, Inc.*	300	12,471

		47,215

Tobacco (1.6%)
Altria Group, Inc.	3,200	274,624
Reynolds American, Inc.	240	15,713
UST, Inc.	200	11,640

		301,977

Total Consumer Staples		996,113

Energy (7.8%)
Energy Equipment & Services (0.5%)
Ensign Energy Services, Inc.	200	3,161
Grey Wolf, Inc.*	300	2,058
Halliburton Co.	1,400	43,470
Lone Star Technologies, Inc.*	100	4,841
Parker Drilling Co.*	200	1,634
Savanna Energy Services Corp.*	61	993
SEACOR Holdings, Inc.*	100	9,914
Tidewater, Inc.	200	9,672
Trican Well Service Ltd.	300	5,238
Veritas DGC, Inc.*	100	8,563

		89,544

Oil, Gas & Consumable Fuels (7.3%)
Alberta Clipper Energy, Inc.*	200	1,036
Chevron Corp.	3,300	242,649
ConocoPhillips	2,830	203,619
Crescent Point Energy Trust	139	2,102
Cyries Energy, Inc.*	200	2,176
Delphi Energy Corp.*	300	639
Devon Energy Corp.	850	57,018
Duvernay Oil Corp.*	100	2,967
Exxon Mobil Corp.	7,800	597,714
Foundation Coal Holdings, Inc .	100	3,176
Frontier Oil Corp.	300	8,622
General Maritime Corp.	20	704
Hess Corp.	800	39,656
Holly Corp.	200	10,280
Kereco Energy Ltd.*	561	3,577
Marathon Oil Corp.	1,420	131,350
Occidental Petroleum Corp.	1,050	51,272
OMI Corp.	50	1,059
Overseas Shipholding Group	100	5,630
Paramount Resources Ltd., Class A* .	500	10,312
ProEx Energy Ltd.*	200	2,208
ProspEx Resources Ltd.*	200	763
Real Resources, Inc.*	100	1,435
Sunoco, Inc.	200	12,472
Tesoro Corp.	100	6,577
TUSK Energy Corp.*	1,500	4,060
USEC, Inc.*	300	3,816

		1,406,889

Total Energy		1,496,433

Financials (19.7%)
Capital Markets (4.2%)
Ameriprise Financial, Inc.	1,510	82,295
Bear Stearns Cos., Inc.	720	117,202
BlackRock, Inc.	200	30,380
Goldman Sachs Group, Inc.	500	99,675
Janus Capital Group, Inc.	300	6,477
Knight Capital Group, Inc., Class A*	430	8,243
Lehman Brothers Holdings, Inc.	1,600	124,992
Merrill Lynch & Co., Inc.	2,230	207,613
Morgan Stanley	1,600	130,288
Piper Jaffray Cos.*	20	1,303

		808,468

Commercial Banks (2.5%)
M&T Bank Corp.	100	12,216
U.S Bancorp	3,100	112,189
Wachovia Corp.	2,614	148,867
Wells Fargo & Co.	6,000	213,360

		486,632

Consumer Finance (0.5%)
Advanta Corp., Class B	100	4,363
AmeriCredit Corp.*	500	12,585
Capital One Financial Corp.	801	61,533
First Marblehead Corp.	150	8,197
World Acceptance Corp.*	30	1,409

		88,087

Diversified Financial Services (5.7%)
Bank of America Corp.	6,900	368,391
Chicago Mercantile Exchange Holdings, Inc., Class A	60	30,585
Citigroup, Inc.	6,700	373,190
International Securities Exchange
Holdings, Inc.	100	4,679
JPMorgan Chase & Co.	6,500	313,950

		1,090,795

Insurance (4.7%)
ACE Ltd.	690	41,793
Allstate Corp.	1,000	65,110
Ambac Financial Group, Inc.	100	8,907
American International Group, Inc.	3,500	250,810
Assurant, Inc.	200	11,050
CNA Financial Corp.*	200	8,064
Hanover Insurance Group Inc.	100	4,880
Lincoln National Corp.	790	52,456
Loews Corp.	2,250	93,308
MBIA, Inc.	200	14,612
MetLife, Inc.	1,600	94,416
Nationwide Financial Services, Inc.	100	5,420
Principal Financial Group, Inc.	1,500	88,050
Prudential Financial, Inc.	210	18,031
RenaissanceReinsurance Holdings Ltd.	100	6,000
Safeco Corp.	100	6,255
Safety Insurance Group, Inc.	40	2,028
St Paul Travelers Cos., Inc.	2,300	123,487
Transatlantic Holdings, Inc.	100	6,210

		900,887

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Real Estate Investment Trusts (REITs) (0.1%)
CapitalSource, Inc (REIT)	100	$2,731
Federal Realty Investment Trust (REIT)	100	8,500

		11,231

Thrifts & Mortgage Finance (2.0%)
Countrywide Financial Corp.	2,020	85,749
Fannie Mae.	2,000	118,780
Freddie Mac.	2,100	142,590
Fremont General Corp.	200	3,242
MGIC Investment Corp.	100	6,254
PMI Group, Inc.	200	9,434
Radian Group, Inc.	200	10,782

		376,831

Total Financials		3,762,931

Health Care (11.4%)
Biotechnology (0.3%)
Amgen, Inc.*	600	40,986
Biogen Idec, Inc.*	500	24,595

		65,581

Health Care Equipment & Supplies (0.6%)
Advanced Medical Optics, Inc.*	100	3,520
Becton, Dickinson & Co.	20	1,403
Edwards Lifesciences Corp.*	100	4,704
Immucor, Inc.*	100	2,923
Medtronic, Inc.	100	5,351
Mentor Corp.	200	9,774
West Pharmaceutical Services, Inc.	100	5,123
Zimmer Holdings, Inc.*	1,100	86,218

		119,016

Health Care Providers & Services (4.5%)
Aetna, Inc.	2,700	116,586
AMERIGROUP Corp.*	100	3,589
AmerisourceBergen Corp.	500	22,480
Caremark Rx, Inc.	1,850	105,654
Centene Corp.*	100	2,457
Chemed Corp.	100	3,698
CIGNA Corp.	600	78,942
Coventry Health Care, Inc.*	200	10,010
Healthspring, Inc.*	200	4,070
Humana, Inc.*	900	49,779
Laboratory Corp of America Holdings*	200	14,694
McKesson Corp.	1,600	81,120
Medco Health Solutions, Inc.*	100	5,344
Molina Healthcare, Inc.*	100	3,251
UnitedHealth Group, Inc.	3,500	188,055
WellCare Health Plans, Inc.*	100	6,890
WellPoint, Inc.*	2,000	157,380

		853,999

Health Care Technology (0.0%)
Emdeon Corp.*	700	8,673

Life Sciences Tools & Services (0.4%)
Applera Corp.- Applied Biosystems Group	500	18,345
Thermo Fisher Scientific, Inc.*	1,200	54,348

		72,693

Pharmaceuticals (5.6%)
Abbott Laboratories	900	43,839
Eli Lilly & Co	200	10,420
Endo Pharmaceuticals Holdings, Inc.*	400	11,032
Forest Laboratories, Inc.*	2,100	106,260
Johnson & Johnson	4,600	303,692
King Pharmaceuticals, Inc.*	300	4,776
Merck & Co., Inc.	4,600	200,560
Mylan Laboratories, Inc.	300	5,988
Pfizer, Inc.	13,200	341,880
Sciele Pharma, Inc.*	200	4,800
Watson Pharmaceuticals, Inc.*	200	5,206
Wyeth	500	25,460

		1,063,913

Total Health Care		2,183,875

Industrials (10.8%)
Aerospace & Defense (3.2%)
Armor Holdings, Inc.*	100	5,485
General Dynamics Corp.	1,660	123,421
Honeywell International, Inc.	2,700	122,148
Lockheed Martin Corp.	1,490	137,184
Northrop Grumman Corp.	1,700	115,090
Orbital Sciences Corp.*	60	1,107
Raytheon Co.	2,180	115,104

		619,539

Air Freight & Logistics (0.0%)
Hub Group, Inc., Class A*	90	2,479
Pacer International, Inc.	100	2,977

		5,456

Airlines (0.2%)
AMR Corp.*	400	12,092
Continental Airlines, Inc., Class B*	400	16,500

		28,592

Building Products (0.0%)
Masco Corp.	300	8,961
Commercial Services & Supplies (0.4%)
Administaff, Inc.	160	6,843
Corrections Corp of America*	100	4,523
Covanta Holding Corp.*	400	8,816
Deluxe Corp.	100	2,520
IKON Office Solutions, Inc.	400	6,548
John H Harland Co.	120	6,024
Korn/Ferry International*	200	4,592
Labor Ready, Inc.*	200	3,666
Manpower, Inc.	200	14,986
Steelcase, Inc., Class A	500	9,080
Tetra Tech, Inc.*	160	2,895
Viad Corp.	120	4,872

		75,365

Construction & Engineering (0.2%)
Chicago Bridge & Iron Co., N.V.(N.Y Shares)	300	8,202
EMCOR Group, Inc.*	120	6,822
Granite Construction, Inc.	200	10,064
Infrasource Services, Inc.*	200	4,354

		29,442

Electrical Equipment (0.1%)
Acuity Brands, Inc.	200	10,408
Belden CDT, Inc.	140	5,473
Emerson Electric Co.	100	4,409
Woodward Governor Co.	200	7,942

		28,232

Industrial Conglomerates (3.4%)
3M Co.	700	54,551
General Electric Co.	12,200	453,962
Tyco International Ltd.	4,400	133,760

		642,273

Machinery (2.7%)
AGCO Corp.*	300	9,282
Caterpillar, Inc.	2,300	141,059
Cummins, Inc.	50	5,909
Danaher Corp.	1,480	107,211
Deere & Co.	1,000	95,070
Eaton Corp.	800	60,112
Gardner Denver, Inc.*	100	3,731

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Illinois Tool Works, Inc.	1,120	$51,733
Ingersoll-Rand Co., Ltd., Class A	200	7,826
Kaydon Corp.	30	1,192
Manitowoc Co., Inc.	100	5,943
Nordson Corp.	20	996
SPX Corp.	300	18,348
Toro Co.	90	4,197
Valmont Industries, Inc.	100	5,549

		518,158

Marine (0.0%)
Horizon Lines, Inc., Class A	100	2,696

Road & Rail (0.6%)
CSX Corp.	2,200	75,746
Kansas City Southern, Inc.*	100	2,898
Laidlaw International, Inc.	200	6,086
Norfolk Southern Corp.	600	30,174
Swift Transportation Co., Inc.* .	100	2,627

		117,531

Total Industrials		2,076,245

Information Technology (20.3%)
Communications Equipment (2.3%)
Adtran, Inc.	100	2,270
Arris Group, Inc.*	300	3,753
Avaya, Inc.*	900	12,582
Cisco Systems, Inc.*	7,400	202,242
CommScope, Inc.*	200	6,096
Comtech Telecommunications Corp.*	100	3,807
Interdigital Communications Corp.*	100	3,355
Motorola, Inc.	5,900	121,304
Polycom, Inc.*	500	15,455
QUALCOMM, Inc.	1,900	71,801
Utstarcom, Inc.*	400	3,500

		446,165

Computers & Peripherals (4.4%)
Brocade Communications Systems, Inc.*	1,100	9,031
Dell, Inc.*	6,500	163,085
Diebold, Inc.	200	9,320
EMC Corp.*	7,800	102,960
Emulex Corp.*	200	3,902
Hewlett-Packard Co.	4,800	197,712
International Business Machines Corp.	3,000	291,450
Lexmark International, Inc., Class A*	200	14,640
NCR Corp.*	200	8,552
Network Appliance, Inc.*.	900	35,352
QLogic Corp.*	200	4,384

		840,388

Electronic Equipment & Instruments (0.8%)
Agilent Technologies, Inc.*	2,730	95,141
Avnet, Inc.*	200	5,106
AVX Corp.	400	5,916
Dolby Laboratories, Inc., Class A*	300	9,306
Plexus Corp.*	10	239
Rofin-Sinar Technologies, Inc.*	20	1,209
Sanmina-SCI Corp.*	700	2,415
Solectron Corp.*	500	1,610
Tech Data Corp.*	300	11,361
Tektronix, Inc.	200	5,834
Vishay Intertechnology, Inc.*	600	8,124

		146,261

Internet Software & Services (1.2%)
Digital River, Inc.*	100	5,579
Digitas, Inc.*	200	2,682
EarthLink, Inc.*	200	1,420
Google, Inc., Class A*	430	198,006
United Online, Inc.	320	4,250
ValueClick, Inc.*	200	4,726
VeriSign, Inc.*	300	7,215
Websense, Inc.*	100	2,283

		226,161

IT Services (2.1%)
Acxiom Corp.	400	10,260
BISYS Group, Inc.*	200	2,582
Ceridian Corp.*	200	5,596
Computer Sciences Corp.*	100	5,337
Convergys Corp.*	400	9,512
Covansys Corp.*	100	2,295
CSG Systems International, Inc.*	100	2,673
DST Systems, Inc.*	200	12,526
Electronic Data Systems Corp.	3,200	88,160
First Data Corp.	4,300	109,736
Fiserv, Inc.*	200	10,484
Gartner, Inc.*	100	1,979
ManTech International Corp., Class A*	200	7,366
MPS Group, Inc.*	330	4,679
Paychex, Inc.	1,800	71,172
Perot Systems Corp., Class A*	100	1,639
Sabre Holdings Corp., Class A	400	12,756
SRA International, Inc., Class A*	100	2,674
Total System Services, Inc.	100	2,639
Unisys Corp.*	900	7,056
Western Union Co.	1,350	30,267

		401,388

Office Electronics (0.5%)
Xerox Corp.*	6,160	104,412

Semiconductors & Semiconductor Equipment (4.3%)
Advanced Energy Industries, Inc.*	100	1,887
Agere Systems, Inc.*	500	9,585
Altera Corp.*	600	11,808
AMIS Holdings, Inc.*	100	1,057
Amkor Technology, Inc.*	400	3,736
Analog Devices, Inc.	3,010	98,939
Applied Materials, Inc.	6,500	119,925
Atmel Corp.*	300	1,815
Cymer, Inc.*	100	4,395
Hittite Microwave Corp.*	100	3,232
Integrated Device Technology, Inc.*	600	9,288
Intel Corp.	9,900	200,475
Intersil Corp., Class A	400	9,568
Linear Technology Corp.	300	9,096
LSI Logic Corp.*	1,000	9,000
Micrel, Inc.*	200	2,156
Micron Technology, Inc.*	2,220	30,991
MKS Instruments, Inc.*	200	4,516
National Semiconductor Corp.	500	11,350
Novellus Systems, Inc.*	300	10,326
NVIDIA Corp.*	2,500	92,525
OmniVision Technologies, Inc.*	70	955
Silicon Image, Inc.*	300	3,816
Teradyne, Inc.*	700	10,472
Texas Instruments, Inc.	4,720	135,936
Varian Semiconductor Equipment Associates, Inc.*	200	9,104
Verigy Ltd.*	260	4,615
Xilinx, Inc.	600	14,286

		824,854

Software (4.7%)
Adobe Systems, Inc.*	200	8,224
Amdocs Ltd.*	200	7,750
BEA Systems, Inc.*	1,300	16,354
Blackbaud, Inc.	100	2,600
BMC Software, Inc.*	500	16,100

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
CA, Inc.	2,800	$63,420
Cadence Design Systems, Inc.*	600	10,746
Check Point Software Technologies Ltd.*	200	4,384
Cognos, Inc.*	100	4,246
Compuware Corp.*	1,100	9,163
Fair Isaac Corp.	300	12,195
Hyperion Solutions Corp.*	200	7,188
Intuit, Inc.*	3,150	96,107
Kronos, Inc.*	100	3,674
Manhattan Associates, Inc.*	100	3,008
McAfee, Inc.*	300	8,514
Mentor Graphics Corp.*	240	4,327
Micros Systems, Inc.*	100	5,270
Microsoft Corp.	10,200	304,572
MicroStrategy, Inc., Class A*	20	2,280
Novell, Inc.*	400	2,480
Oracle Corp.*	10,500	179,970
Sybase, Inc.*	400	9,880
Symantec Corp.*	5,200	108,420
Synopsys, Inc.*	400	10,692
TIBCO Software, Inc.*	50	472

		902,036

Total Information Technology		3,891,665

Materials (4.2%)
Chemicals (1.4%)
Air Products & Chemicals, Inc.	100	7,028
Albemarle Corp.	100	7,180
Ashland, Inc.	200	13,836
Dow Chemical Co	3,300	131,802
H.B Fuller Co	50	1,291
Hercules, Inc.*	460	8,883
Lubrizol Corp.	100	5,013
Lyondell Chemical Co	400	10,228
NewMarket Corp.	20	1,181
OM Group, Inc.*	130	5,886
PPG Industries, Inc.	400	25,684
Rohm & Haas Co.	800	40,896
Sensient Technologies Corp.	50	1,230
Spartech Corp.	100	2,622
Tronox, Inc., Class B	50	789
W.R. Grace & Co.*	200	3,960

		267,509

Construction Materials (0.1%)
Eagle Materials, Inc.	200	8,646
Headwaters, Inc.*	100	2,396

		11,042

Containers & Packaging (0.2%)
Greif, Inc., Class A	100	11,840
Packaging Corp. of America	100	2,210
Pactiv Corp.*	300	10,707
Rock-Tenn Co., Class A	100	2,711

		27,468

Metals & Mining (2.5%)
AK Steel Holding Corp.*	400	6,760
Alcoa, Inc.	3,000	90,030
Carpenter Technology Corp.	100	10,252
Chaparral Steel Co	200	8,854
Cleveland-Cliffs, Inc.	100	4,844
Freeport-McMoRan Copper & Gold, Inc., Class B	730	40,683
Nucor Corp.	1,900	103,854
Oregon Steel Mills, Inc.*	100	6,241
Pearl Exploration and Production Ltd.*	902	3,937
Phelps Dodge Corp.	980	117,326
Quanex Corp.	90	3,113
Southern Copper Corp.	1,140	61,435
Steel Dynamics, Inc.	400	12,980
United States Steel Corp.	200	14,628

		484,937

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	200	4,306

Total Materials		795,262

Telecommunication Services (4.4%)
Diversified Telecommunication Services (3.5%)
AT&T, Inc.	6,100	218,075
BellSouth Corp.	3,800	179,018
Cbeyond, Inc.*	100	3,059
CenturyTel, Inc.	300	13,098
Cincinnati Bell, Inc.*	820	3,747
Citizens Communications Co.	400	5,748
Embarq Corp.	200	10,512
General Communication, Inc., Class A*	100	1,573
Qwest Communications International, Inc.*	500	4,185
Verizon Communications, Inc.	6,200	230,888

		669,903

Wireless Telecommunication Services (0.9%)
ALLTEL Corp.	100	6,048
Dobson Communications Corp.*	200	1,742
Sprint Nextel Corp.	8,600	162,454
Telephone & Data Systems, Inc.	200	10,866

		181,110

Total Telecommunication Services		851,013

Utilities (0.5%)
Electric Utilities (0.0%)
American Electric Power Co., Inc.	100	4,258

Gas Utilities (0.0%)
ONEOK, Inc.	100	4,312

Independent Power Producers & Energy Traders (0.0%)
Canadian Hydro Developers, Inc.*	700	3,579

Multi-Utilities (0.5%)
Avista Corp.	40	1,012
CenterPoint Energy, Inc.	500	8,290
PG&E Corp.	1,630	77,148

		86,450

Total Utilities		98,599

Total Common Stocks (99.0%) (Cost $18,088,072)		18,959,922

	Principal Amount
SHORT-TERM INVESTMENTS:
Time Deposit (3.3%)
JPMorgan Chase Nassau 4.75%, 1/2/07 (Amortized Cost $624,731)	$624,731	624,731

Total Investments (102.3%) (Cost/Amortized Cost $18,712,803)		19,584,653
Other Assets Less Liabilities (-2.3%)		(434,837)

Net Assets (100%)		$19,149,816

*	Non-income producing.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the period ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$24,989,941
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$7,083,312

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,021,003
Aggregate gross unrealized depreciation	(161,793)

Net unrealized appreciation	$859,210

Federal income tax cost of investments	$18,725,443

For the period ended December 31, 2006, the Portfolio incurred approximately $132 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (18.4%)
Auto Components (1.4%)
Aftermarket Technology Corp.*	400	$8,512
ArvinMeritor, Inc.	3,900	71,097
Autoliv, Inc.	400	24,120
Fuel Systems Solutions, Inc.*	100	2,208
GenTek, Inc.*	100	3,459
Goodyear Tire & Rubber Co.*	1,500	31,485
Lear Corp.	1,700	50,201
Modine Manufacturing Co.	1,100	27,533
Sauer-Danfoss, Inc.	900	29,025
Shiloh Industries, Inc.*	200	3,790
Tenneco, Inc.*	2,700	66,744

		318,174

Automobiles (0.1%)
Winnebago Industries, Inc.	900	29,619

Distributors (0.1%)
Building Materials Holding Corp.	600	14,814

Diversified Consumer Services (1.6%)
Apollo Group, Inc., Class A*	400	15,588
Bright Horizons Family Solutions, Inc.*	300	11,598
Career Education Corp.*	1,000	24,780
Coinstar, Inc.*	1,000	30,570
Corinthian Colleges, Inc.*	1,500	20,445
CPI Corp.	100	4,649
DeVry, Inc.	2,500	70,000
INVESTools, Inc.*	1,100	15,169
ITT Educational Services, Inc.*	300	19,911
Jackson Hewitt Tax Service, Inc.	1,400	47,558
Regis Corp.	600	23,724
Service Corp. International	1,000	10,250
Sotheby’s, Inc.	400	12,408
Steiner Leisure Ltd.*	500	22,750
Stewart Enterprises, Inc., Class A	1,000	6,250
Strayer Education, Inc.	200	21,210
Vertrue, Inc.*	100	3,841

		360,701

Hotels, Restaurants & Leisure (2.1%)
AFC Enterprises, Inc.*	300	5,301
Ambassadors Group, Inc.	300	9,105
Aztar Corp.*	300	16,326
Bally Technologies, Inc.*	500	9,340
Bob Evans Farms, Inc.	1,300	44,486
Brinker International, Inc.	600	18,096
Buffalo Wild Wings, Inc.*	200	10,640
CBRL Group, Inc.	400	17,904
CEC Entertainment, Inc.*	200	8,050
Chipotle Mexican Grill, Inc., Class A*	200	11,400
Ctrip.com International Ltd (ADR)	200	12,496
Denny’s Corp.*	1,700	8,007
Domino’s Pizza, Inc.	2,000	56,000
Dover Downs Gaming &
Entertainment, Inc.	800	10,696
IHOP Corp.	800	42,160
Jack in the Box, Inc.*	1,100	67,144
Krispy Kreme Doughnuts, Inc.*	700	7,770
Luby’s, Inc.*	600	6,534
McCormick & Schmick’s Seafood
Restaurants, Inc.*	300	7,212
Monarch Casino & Resort, Inc.*	400	9,552
Multimedia Games, Inc.*	400	3,840
O’Charley’s, Inc.*	300	6,384
Papa John’s International, Inc.*	700	20,307
Ruby Tuesday, Inc.	100	2,744
Vail Resorts, Inc.*	300	13,446
Wendy’s International, Inc.	800	$26,472
WMS Industries, Inc.*	700	24,402

		475,814

Household Durables (1.6%)
American Greetings Corp., Class A	1,300	31,031
Black & Decker Corp.	100	7,997
Blyth, Inc.	1,400	29,050
Ethan Allen Interiors, Inc.	1,000	36,110
Furniture Brands International, Inc.	100	1,623
Interface, Inc., Class A*	2,200	31,284
Jarden Corp.*	600	20,874
Kimball International, Inc., Class B	1,300	31,590
La-Z-Boy, Inc.	700	8,309
Leggett & Platt, Inc.	200	4,780
Meritage Homes Corp.*	600	28,632
Snap-On, Inc.	600	28,584
Stanley Furniture Co., Inc.	400	8,580
Stanley Works	200	10,058
Tempur-Pedic International, Inc.*	3,500	71,610

		350,112

Internet & Catalog Retail (0.6%)
Blue Nile, Inc.*	200	7,378
Expedia, Inc.*	400	8,392
FTD Group, Inc.*	600	10,734
GSI Commerce, Inc.*	100	1,875
IAC/InterActiveCorp*	600	22,296
Netflix, Inc.*	1,300	33,618
Nutri/System, Inc.*	100	6,339
Priceline.com, Inc.*	900	39,249
Stamps.com, Inc.*	100	1,575
Systemax, Inc.*	400	6,980

		138,436

Leisure Equipment & Products (0.7%)
Brunswick Corp.	300	9,570
Eastman Kodak Co.	1,200	30,960
Hasbro, Inc.	1,100	29,975
K2, Inc.*	700	9,233
Marvel Entertainment, Inc.*	1,100	29,601
Mattel, Inc.	1,600	36,256
RC2 Corp.*	300	13,200
Steinway Musical Instruments, Inc.*	100	3,105
Sturm Ruger & Co., Inc.*	100	960

		162,860

Media (1.6%)
Arbitron, Inc.	200	8,688
Catalina Marketing Corp.	100	2,750
Charter Communications, Inc., Class A*	9,500	29,070
Citadel Broadcasting Corp.	1,800	17,928
Clear Channel Outdoor Holdings, Inc., Class A*	100	2,791
Cox Radio, Inc., Class A*	2,800	45,640
Cumulus Media, Inc., Class A*	1,000	10,390
GateHouse Media, Inc.	300	5,568
Harris Interactive, Inc.*	1,200	6,048
Journal Register Co	800	5,840
Knology, Inc.*	400	4,256
Lee Enterprises, Inc.	900	27,954
Lin TV Corp., Class A*	300	2,985
Live Nation, Inc.*	1,300	29,120
Lodgenet Entertainment Corp.*	400	10,012
Mediacom Communications Corp., Class A*	2,300	18,492
ProQuest Co.*	100	1,045
Radio One, Inc., Class D*	900	6,066
RCN Corp.*	200	6,030
Reader’s Digest Association, Inc.	600	10,020
Regal Entertainment Group, Class A	500	10,660

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Scholastic Corp.*	900	$32,256
Sinclair Broadcast Group, Inc., Class A	2,500	26,250
Warner Music Group Corp.	800	18,360
Westwood One, Inc.	1,200	8,472
World Wrestling Entertainment, Inc., Class A	1,100	17,930

		364,621

Multiline Retail (0.8%)
Big Lots, Inc.*	3,100	71,052
Dillards, Inc., Class A	700	24,479
Dollar Tree Stores, Inc.*	1,000	30,100
Family Dollar Stores, Inc.	900	26,397
Nordstrom, Inc.	100	4,934
Retail Ventures, Inc.*	900	17,136

		174,098

Specialty Retail (5.9%)
Abercrombie & Fitch Co.	500	34,815
Aeropostale, Inc.*	2,500	77,175
American Eagle Outfitters, Inc.	900	28,089
AnnTaylor Stores Corp.*	700	22,988
Asbury Automotive Group, Inc.	900	21,204
AutoNation, Inc.*	800	17,056
AutoZone, Inc.*	300	34,668
Barnes & Noble, Inc.	800	31,768
Bebe Stores, Inc.	800	15,832
Blockbuster, Inc., Class A*	4,500	23,805
Books-A-Million, Inc.	300	6,804
Buckle, Inc.	800	40,680
Cache, Inc.*	300	7,572
Casual Male Retail Group, Inc.*	1,100	14,355
Cato Corp., Class A	700	16,037
Charlotte Russe Holding, Inc.*	500	15,375
Charming Shoppes, Inc.*	4,800	64,944
Christopher & Banks Corp.	1,600	29,856
Circuit City Stores, Inc.	700	13,286
CSK Auto Corp.*	600	10,290
Dick’s Sporting Goods, Inc.*	500	24,495
Dress Barn, Inc.*	3,100	72,323
DSW, Inc., Class A*	1,500	57,855
Genesco, Inc.*	700	26,110
Group 1 Automotive, Inc.	1,300	67,236
Gymboree Corp.*	2,000	76,320
Haverty Furniture Cos., Inc.	300	4,440
Men’s Wearhouse, Inc.	1,000	38,260
Midas, Inc.*	200	4,600
Mothers Work, Inc.*	100	3,939
OfficeMax, Inc.	600	29,790
Pacific Sunwear of California, Inc.*	400	7,832
Payless Shoesource, Inc.*	2,600	85,332
PetSmart, Inc.	200	5,772
RadioShack Corp.	1,200	20,136
Rent-A-Center, Inc.*	2,600	76,726
Ross Stores, Inc.	900	26,370
Select Comfort Corp.*	2,100	36,519
Sherwin-Williams Co.	500	31,790
Shoe Carnival, Inc.*	400	12,640
Sonic Automotive, Inc., Class A	800	23,232
Stage Stores, Inc.	400	12,156
Tween Brands, Inc.*	1,100	43,923
United Retail Group, Inc.*	100	1,402
West Marine, Inc.*	300	5,181
Wet Seal, Inc., Class A*	1,700	11,339

		1,332,317

Textiles, Apparel & Luxury Goods (1.9%)
Brown Shoe Co., Inc.	1,700	81,158
Carter’s, Inc.*	100	2,550
Cherokee, Inc.	100	4,291
Deckers Outdoor Corp.*	200	11,990
Jones Apparel Group, Inc.	700	23,401
K-Swiss, Inc., Class A	300	9,222
Kellwood Co.	1,600	52,032
Liz Claiborne, Inc.	100	4,346
Maidenform Brands, Inc.*	300	5,436
Perry Ellis International, Inc.*	200	8,200
Phillips-Van Heusen Corp.	100	5,017
Polo Ralph Lauren Corp.	400	31,064
Skechers U.S.A., Inc., Class A*	1,600	53,296
Steven Madden Ltd.	1,500	52,635
True Religion Apparel, Inc.*	200	3,062
V.F Corp.	100	8,208
Volcom, Inc.*	100	2,957
Wolverine World Wide, Inc.	2,400	68,448

		427,313

Total Consumer Discretionary		4,148,879

Consumer Staples (2.4%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	200	7,196
Cott Corp.*	400	5,724
Jones Soda Co.*	100	1,230
MGP Ingredients, Inc.	400	9,044
Molson Coors Brewing Co., Class B.	300	22,932
National Beverage Corp.*	400	5,612

		51,738

Food & Staples Retailing (0.6%)
Casey’s General Stores, Inc.	600	14,130
Ingles Markets, Inc., Class A	200	5,958
Longs Drug Stores Corp.	600	25,428
Nash Finch Co.	200	5,460
Pantry, Inc.*	1,200	56,208
Performance Food Group Co.*	400	11,056
Rite Aid Corp.*	1,000	5,440
Smart & Final, Inc.*	200	3,780
Spartan Stores, Inc.	400	8,372
Weis Markets, Inc.	100	4,011
Wild Oats Markets, Inc.*	300	4,314

		144,157

Food Products (0.5%)
Chiquita Brands International, Inc.	400	6,388
Corn Products International, Inc.	200	6,908
Dean Foods Co.*	600	25,368
Delta & Pine Land Co.	500	20,225
Flowers Foods, Inc.	500	13,495
J & J Snack Foods Corp.	200	8,280
Premium Standard Farms, Inc.	200	3,714
Reddy Ice Holdings, Inc.	200	5,164
Seaboard Corp.	9	15,885

		105,427

Household Products (0.1%)
Energizer Holdings, Inc.*	300	21,297
Spectrum Brands, Inc.*	100	1,090
WD-40 Co.	100	3,487

		25,874

Personal Products (0.8%)
Chattem, Inc.*	600	30,048
Estee Lauder Cos., Inc., Class A	300	12,246
Mannatech, Inc.	300	4,419
NBTY, Inc.*	1,600	66,512
Physicians Formula Holdings, Inc.	800	14,952
Playtex Products, Inc.*	600	8,634
USANA Health Sciences, Inc.*	600	30,996

		167,807

Tobacco (0.2%)
Loews Corp.- Carolina Group	300	19,416

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
UST, Inc.	600	$34,920

		54,336

Total Consumer Staples		549,339

Energy (4.6%)
Energy Equipment & Services (2.3%)
Basic Energy Services, Inc.*	500	12,325
Dril-Quip, Inc.*	600	23,496
Ensign Energy Services, Inc.	500	7,901
Global Industries Ltd.*	800	10,432
Grey Wolf, Inc.*	8,500	58,310
Gulfmark Offshore, Inc.*	500	18,705
Hornbeck Offshore Services, Inc.*	600	21,420
Hydril Co.*	400	30,076
Input/Output, Inc.*	2,300	31,349
Leader Energy Services Ltd.*	1,300	1,843
Lone Star Technologies, Inc.*	1,500	72,615
Lufkin Industries, Inc.	100	5,808
Matrix Service Co.*	400	6,440
NATCO Group, Inc.*	400	12,752
North American Energy Partners, Inc.*	900	14,652
Parker Drilling Co.*	5,300	43,301
Pason Systems, Inc.	300	3,418
Patterson-UTI Energy, Inc.	300	6,969
Savanna Energy Services Corp.*	100	1,628
SEACOR Holdings, Inc.*	300	29,742
Technicoil Corp.*	3,300	2,978
Tidewater, Inc.	500	24,180
Trican Well Service Ltd.	400	6,985
Trico Marine Services, Inc.*	300	11,493
Universal Compression Holdings, Inc.*	400	24,844
Veritas DGC, Inc.*	300	25,689
W-H Energy Services, Inc.*	200	9,738

		519,089

Oil, Gas & Consumable Fuels (2.3%)
Alberta Clipper Energy, Inc.*	200	1,036
Alon USA Energy, Inc.	1,000	26,310
Birchcliff Energy Ltd.*	100	351
Capitol Energy Resources Ltd.*	600	2,202
Celtic Exploration Ltd.*	200	2,391
Comstock Resources, Inc.*	200	6,212
Crescent Point Energy Trust	278	4,204
Cyries Energy, Inc.*	300	3,264
Delek U.S Holdings, Inc.	100	1,639
Delphi Energy Corp.*	700	1,492
Foundation Coal Holdings, Inc.	1,900	60,344
Frontier Oil Corp.	800	22,992
Galleon Energy, Inc., Class A*	500	7,768
General Maritime Corp.	1,100	38,709
Harvest Natural Resources, Inc.*	600	6,378
Holly Corp.	500	25,700
Kereco Energy Ltd.*	510	3,252
Mahalo Energy Ltd.*	500	1,512
Midnight Oil Exploration Ltd.*	1,400	2,851
Newfield Exploration Co.*	100	4,595
OMI Corp.	2,000	42,340
Overseas Shipholding Group	400	22,520
Paramount Resources Ltd., Class A*	400	8,250
Pogo Producing Co.	100	4,844
ProEx Energy Ltd.*	100	1,104
ProspEx Resources Ltd.*	1,000	3,815
Real Resources, Inc.*	100	1,435
Redstar Oil & Gas, Inc.*	700	770
Rosetta Resources, Inc.*	100	1,867
St Mary Land & Exploration Co.	100	3,684
Sunoco, Inc.	500	31,180
Swift Energy Co.*	400	17,924
Tesoro Corp.	400	26,308
TUSK Energy Corp.*	2,000	5,414
USEC, Inc.*	5,500	69,960
Vaalco Energy, Inc.*	1,500	10,125
Western Refining, Inc.	1,800	45,828
Zenas Energy Corp.*	500	1,341

		521,911

Total Energy		1,041,000

Financials (11.7%)
Capital Markets (0.9%)
Cohen & Steers, Inc.	700	28,119
Janus Capital Group, Inc.	1,000	21,590
KBW, Inc.	100	2,939
Knight Capital Group, Inc., Class A*	3,800	72,846
Lazard Ltd., Class A	100	4,734
Piper Jaffray Cos.*	1,000	65,150
Stifel Financial Corp.*	100	3,923
SWS Group, Inc.	400	14,280

		213,581

Commercial Banks (0.8%)
Bancorpsouth, Inc.	200	5,364
Banner Corp.	100	4,434
City Holding Co.	200	8,178
Columbia Banking System, Inc.	100	3,512
Community Trust Bancorp, Inc.	100	4,153
First Citizens BancShares, Inc./North Carolina, Class A	50	10,132
First Security Group, Inc./Tennessee	300	3,459
Frontier Financial Corp.	350	10,230
Greater Bay BanCorp.	800	21,064
Hancock Holding Co.	400	21,136
Hanmi Financial Corp.	600	13,518
Independent Bank Corp./Michigan	200	5,058
Intervest Bancshares Corp.*	200	6,882
National Penn Bancshares, Inc.	6	122
Preferred Bank/California	100	6,009
PrivateBancorp, Inc.	200	8,326
Provident Bankshares Corp.	300	10,680
Republic Bancorp, Inc./Kentucky, Class A	100	2,509
Southwest Bancorp, Inc./Oklahoma	100	2,786
Sterling Bancshares, Inc./Texas	200	2,604
Sterling Financial Corp./Washington	700	23,667
United Community Banks, Inc./Georgia	100	3,232

		177,055

Consumer Finance (1.2%)
Advanta Corp., Class B	1,200	52,356
AmeriCredit Corp.*	1,000	25,170
Asta Funding, Inc.	400	12,176
Cash America International, Inc.	1,200	56,280
Credit Acceptance Corp.*	283	9,432
Dollar Financial Corp.*	200	5,572
EZCORP, Inc., Class A*	1,000	16,250
First Cash Financial Services, Inc.*	200	5,174
First Marblehead Corp.	450	24,593
World Acceptance Corp.*	1,200	56,340

		263,343

Diversified Financial Services (0.2%)
IntercontinentalExchange, Inc.*	100	10,790
International Securities Exchange Holdings, Inc.	700	32,753
Medallion Financial Corp.	100	1,237

		44,780

Insurance (3.6%)
Affirmative Insurance Holdings, Inc.	100	1,627
Ambac Financial Group, Inc.	300	26,721
American Financial Group, Inc./Ohio	150	5,386

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
American Physicians Capital, Inc.*	300	$12,012
Argonaut Group, Inc.*	900	31,374
Assurant, Inc.	600	33,150
Bristol West Holdings, Inc.	400	6,332
CNA Financial Corp.*	500	20,160
CNA Surety Corp.*	700	15,050
Commerce Group, Inc.	400	11,900
Darwin Professional Underwriters, Inc.*	100	2,345
Delphi Financial Group, Inc.	1,200	48,552
Direct General Corp.	400	8,256
Donegal Group, Inc., Class A	100	1,959
EMC Insurance Group, Inc.	100	3,412
FBL Financial Group, Inc., Class A	200	7,816
First Mercury Financial Corp.*	100	2,352
FPIC Insurance Group, Inc.*	200	7,794
Great American Financial Resources, Inc.	100	2,305
Hanover Insurance Group, Inc.	500	24,400
Harleysville Group, Inc.	600	20,892
Horace Mann Educators Corp.	700	14,140
Infinity Property & Casualty Corp.	600	29,034
MBIA, Inc.	500	36,530
Meadowbrook Insurance Group, Inc.*	600	5,934
National Western Life Insurance Co., Class A	100	23,014
Nationwide Financial Services, Inc.	400	21,680
Odyssey Reinsurance Holdings Corp.	200	7,460
Ohio Casualty Corp.	2,000	59,620
Old Republic International Corp.	500	11,640
OneBeacon Insurance Group Ltd.*	500	14,000
PartnerReinsurance Ltd.	200	14,206
Phoenix Cos., Inc.	1,800	28,602
Presidential Life Corp.	200	4,390
Procentury Corp.	300	5,550
Reinsurance Group of America, Inc.	100	5,570
RenaissanceReinsurance Holdings Ltd.	100	6,000
RLI Corp.	300	16,926
Safeco Corp.	500	31,275
Safety Insurance Group, Inc.	400	20,284
SeaBright Insurance Holdings, Inc.*	200	3,602
Selective Insurance Group, Inc.	400	22,916
State Auto Financial Corp.	300	10,419
Torchmark Corp.	200	12,752
Tower Group, Inc.	300	9,321
Transatlantic Holdings, Inc.	100	6,210
United America Indemnity Ltd., Class A*	400	10,132
Universal American Financial Corp.*	200	3,728
USI Holdings Corp.*	200	3,072
Zenith National Insurance Corp.	1,500	70,365

		802,167

Real Estate Investment Trusts (REITs) (3.1%)
Acadia Realty Trust (REIT)	200	5,004
Agree Realty Corp. (REIT)	100	3,437
Alexandria Real Estate Equities, Inc. (REIT)	200	20,080
AMB Property Corp. (REIT)	100	5,861
American Home Mortgage Investment Corp. (REIT)	100	3,512
Ashford Hospitality Trust, Inc. (REIT)	300	3,735
Associated Estates Realty Corp. (REIT)	200	2,748
BioMed Realty Trust, Inc. (REIT)	400	11,440
Brandywine Realty Trust (REIT)	600	19,950
BRE Properties, Inc. (REIT)	100	6,502
Camden Property Trust (REIT)	50	3,692
CapitalSource, Inc. (REIT)	600	16,386
CBL & Associates Properties, Inc. (REIT)	300	13,005
Cedar Shopping Centers, Inc. (REIT)	100	1,591
Colonial Properties Trust (REIT)	300	14,064
Corporate Office Properties Trust (REIT)	300	15,141
Crescent Real Estate Equities Co. (REIT)	200	3,950
DCT Industrial Trust, Inc. (REIT)	900	10,620
DiamondRock Hospitality Co. (REIT)	900	16,209
Digital Realty Trust, Inc. (REIT)	400	13,692
Duke Realty Corp. (REIT)	100	4,090
EastGroup Properties, Inc. (REIT)	200	10,712
Entertainment Properties Trust (REIT)	200	11,688
Equity Inns, Inc. (REIT)	700	11,172
Equity One, Inc. (REIT)	500	13,330
Federal Realty Investment Trust (REIT)	100	8,500
FelCor Lodging Trust, Inc. (REIT)	300	6,552
First Industrial Realty Trust, Inc. (REIT)	400	18,756
Friedman Billings Ramsey Group, Inc., Class A (REIT)	100	800
Glimcher Realty Trust (REIT)	200	5,342
Gramercy Capital Corp./ New York (REIT)	200	6,178
Health Care REIT, Inc. (REIT)	200	8,604
Healthcare Realty Trust, Inc. (REIT)	200	7,908
Highland Hospitality Corp. (REIT)	400	5,700
Highwoods Properties, Inc. (REIT)	300	12,228
Home Properties, Inc. (REIT)	300	17,781
Hospitality Properties Trust (REIT)	300	14,259
HRPT Properties Trust (REIT)	200	2,470
Inland Real Estate Corp. (REIT)	300	5,616
Innkeepers USA Trust (REIT)	300	4,650
Kilroy Realty Corp. (REIT)	150	11,700
KKR Financial Corp. (REIT)	200	5,358
LaSalle Hotel Properties (REIT)	200	9,170
Lexington Realty Trust (REIT)	300	6,726
Liberty Property Trust (REIT)	300	14,742
Longview Fibre Co. (REIT)	200	4,390
LTC Properties, Inc.(REIT)	200	5,462
Mack-Cali Realty Corp. (REIT)	200	10,200
Maguire Properties, Inc. (REIT)	400	16,000
Mid-America Apartment Communities, Inc. (REIT)	300	17,172
National Retail Properties, Inc. (REIT)	600	13,770
Nationwide Health Properties, Inc. (REIT)	400	12,088
Newcastle Investment Corp. (REIT)	100	3,132
Omega Healthcare Investors, Inc. (REIT)	200	3,544
Parkway Properties, Inc./ Maryland (REIT)	100	5,101
Pennsylvania Real Estate Investment Trust (REIT)	200	7,876
Post Properties, Inc. (REIT)	200	9,140
PS Business Parks, Inc. (REIT)	200	14,142
Ramco-Gershenson Properties Trust (REIT)	100	3,814
Realty Income Corp. (REIT)	300	8,310
Regency Centers Corp. (REIT)	50	3,909
Senior Housing Properties Trust (REIT)	700	17,136
SL Green Realty Corp. (REIT)	50	6,639

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Sovran Self Storage, Inc. (REIT)	200	$11,456
Spirit Finance Corp. (REIT)	700	8,729
Strategic Hotels & Resorts, Inc. (REIT)	900	19,611
Sunstone Hotel Investors, Inc. (REIT)	500	13,365
Tanger Factory Outlet Centers (REIT)	400	15,632
U-Store-It Trust (REIT)	200	4,110
United Dominion Realty Trust, Inc. (REIT)	300	9,537
Ventas, Inc. (REIT)	300	12,696
Washington Real Estate Investment Trust (REIT)	300	12,000
Weingarten Realty Investors (REIT)	200	9,222
Winston Hotels, Inc. (REIT)	100	1,325

		694,159

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	700	23,240
Stratus Properties, Inc.*	100	3,200

		26,440

Thrifts & Mortgage Finance (1.8%)
Accredited Home Lenders Holding Co.*	100	2,728
Bank Mutual Corp.	500	6,055
BankUnited Financial Corp., Class A	200	5,592
Corus Bankshares, Inc.	2,400	55,368
Farmer Mac, Class C	200	5,426
First Financial Holdings, Inc.	100	3,918
First Niagara Financial Group, Inc.	2,300	34,178
First Place Financial Corp./Ohio	100	2,349
FirstFed Financial Corp.*	800	53,576
Fremont General Corp.	2,600	42,146
MAF Bancorp, Inc.	400	17,876
MGIC Investment Corp.	400	25,016
NexCen Brands, Inc.	100	723
Ocwen Financial Corp.*	2,800	44,408
PFF Bancorp, Inc.	100	3,451
PMI Group, Inc.	500	23,585
Provident Financial Services, Inc.	800	14,504
Radian Group, Inc.	500	26,955
TierOne Corp.	200	6,322
Triad Guaranty, Inc.*	500	27,435
WSFS Financial Corp.	100	6,693

		408,304

Total Financials		2,629,829

Health Care (8.3%)
Biotechnology (0.2%)
Applera Corp.- Celera Group*	400	5,596
Digene Corp.*	100	4,792
Enzon Pharmaceuticals, Inc.*	300	2,553
Indevus Pharmaceuticals, Inc.*	100	710
Isis Pharmaceuticals, Inc.*	400	4,448
Omrix Biopharmaceuticals, Inc.	100	3,026
QLT, Inc.*	500	4,230
Regeneron Pharmaceuticals, Inc.*	100	2,007
Savient Pharmaceuticals, Inc.*	800	8,968
United Therapeutics Corp.*	100	5,437

		41,767

Health Care Equipment & Supplies (1.8%)
Abaxis, Inc.*	100	1,925
Advanced Medical Optics, Inc.*	300	10,560
Biosite, Inc.*	600	29,310
Candela Corp.*	400	4,948
Cholestech Corp.*	100	1,842
Dade Behring Holdings, Inc.	300	11,943
DJO, Inc.*	300	12,846
Edwards Lifesciences Corp.*	500	23,520
Greatbatch, Inc.*	300	8,076
Hillenbrand Industries, Inc.	100	5,693
ICU Medical, Inc.*	100	4,068
Idexx Laboratories, Inc.*	100	7,930
Immucor, Inc.*	2,600	75,998
Integra LifeSciences Holdings Corp.*	300	12,777
Invacare Corp.	100	2,455
Kinetic Concepts, Inc.*	500	19,775
Mentor Corp.	500	24,435
Meridian Bioscience, Inc.	100	2,453
Palomar Medical Technologies, Inc.*	1,000	50,670
Quidel Corp.*	600	8,172
West Pharmaceutical Services, Inc.	1,300	66,599
Zoll Medical Corp.*	300	17,472

		403,467

Health Care Providers & Services (3.2%)
Air Methods Corp.*	200	5,584
AMERIGROUP Corp.*	2,400	86,136
AmerisourceBergen Corp.	700	31,472
Apria Healthcare Group, Inc.*	1,600	42,640
Bio-Reference Labs, Inc.*	100	2,249
Centene Corp.*	1,800	44,226
Chemed Corp.	1,400	51,772
Corvel Corp.*	150	7,136
Coventry Health Care, Inc.*	600	30,030
Cross Country Healthcare, Inc.*	400	8,728
Emergency Medical Services L.P.*	200	4,196
Express Scripts, Inc.*	200	14,320
Genesis HealthCare Corp.*	300	14,169
Healthspring, Inc.*	1,600	32,560
Healthways, Inc.*	800	38,168
HMS Holdings Corp.*	100	1,515
Humana, Inc.*	700	38,717
inVentiv Health, Inc.*	200	7,070
Kindred Healthcare, Inc.*	1,800	45,450
Laboratory Corp. of America Holdings*	500	36,735
LCA-Vision, Inc.	200	6,872
Lincare Holdings, Inc.*	200	7,968
Magellan Health Services, Inc.*	1,200	51,864
Medcath Corp.*	200	5,472
Molina Healthcare, Inc.*	1,400	45,514
National Healthcare Corp.	100	5,520
Odyssey HealthCare, Inc.*	300	3,978
PSS World Medical, Inc.*	800	15,624
Res-Care, Inc.*	200	3,630
Visicu, Inc.*	100	1,120
WellCare Health Plans, Inc.*	300	20,670

		711,105

Health Care Technology (0.3%)
Computer Programs & Systems, Inc.	100	3,399
Dendrite International, Inc.*	600	6,426
Emdeon Corp.*	2,000	24,780
IMS Health, Inc.	300	8,244
Omnicell, Inc.*	600	11,178
Per-Se Technologies, Inc.*	200	5,556
Phase Forward, Inc.*	600	8,988
TriZetto Group, Inc.*	100	1,837
Vital Images, Inc.*	100	3,480

		73,888

Life Sciences Tools & Services (1.1%)
Applera Corp.- Applied Biosystems Group	1,000	36,690
Bio-Rad Laboratories, Inc., Class A*	200	16,504
Bruker BioSciences Corp.*	1,100	8,261
Charles River Laboratories International, Inc.*	100	4,325
Dionex Corp.*	400	22,684

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Diversa Corp.*	100	$1,088
Illumina, Inc.*	400	15,724
Invitrogen Corp.*	300	16,977
Kendle International, Inc.*	300	9,435
Luminex Corp.*	300	3,810
Molecular Devices Corp.*	200	4,214
Parexel International Corp.*	700	20,279
PerkinElmer, Inc.	100	2,223
PharmaNet Development Group, Inc.*	300	6,621
Thermo Fisher Scientific, Inc.*	600	27,174
Varian, Inc.*	1,000	44,790
Waters Corp.*	300	14,691

		255,490

Pharmaceuticals (1.7%)
Alpharma, Inc., Class A	2,000	48,200
Bradley Pharmaceuticals, Inc.*	500	10,290
Endo Pharmaceuticals Holdings, Inc.*	900	24,822
King Pharmaceuticals, Inc.*	1,500	23,880
Medicines Co.*	700	22,204
Medicis Pharmaceutical Corp., Class A	1,400	49,182
Mylan Laboratories, Inc.	1,200	23,952
New River Pharmaceuticals, Inc.*	300	16,413
Noven Pharmaceuticals, Inc.*	400	10,180
Pain Therapeutics, Inc.*	1,000	8,900
Perrigo Co.	1,100	19,030
Pozen, Inc.*	400	6,796
Sciele Pharma, Inc.*	2,000	48,000
Viropharma, Inc.*	3,000	43,920
Watson Pharmaceuticals, Inc.*	800	20,824

		376,593

Total Health Care		1,862,310

Industrials (16.5%)
Aerospace & Defense (1.0%)
AerCap Holdings N.V.*	900	20,862
Armor Holdings, Inc.*	600	32,910
Ceradyne, Inc.*	700	39,550
Curtiss-Wright Corp.	100	3,708
DynCorp International, Inc., Class A*	300	4,761
K&F Industries Holdings, Inc.*	400	9,084
L-3 Communications Holdings, Inc.	200	16,356
Orbital Sciences Corp.*	2,900	53,476
Spirit Aerosystems Holdings, Inc., Class A*	650	21,755
Teledyne Technologies, Inc.*	400	16,052
United Industrial Corp.	300	15,225

		233,739

Air Freight & Logistics (0.8%)
ABX Air, Inc.*	400	2,772
Atlas Air Worldwide Holdings, Inc.*	500	22,250
EGL, Inc.*	800	23,824
Hub Group, Inc., Class A*	2,400	66,120
Pacer International, Inc.	2,000	59,540

		174,506

Airlines (0.8%)
Alaska Air Group, Inc.*	1,400	55,300
Allegiant Travel Co.*	60	1,684
AMR Corp.*	1,400	42,322
Continental Airlines, Inc., Class B*	1,000	41,250
ExpressJet Holdings, Inc.*	1,000	8,100
Frontier Airlines Holdings, Inc.*	600	4,440
SkyWest, Inc.	600	15,306
U.S Airways Group, Inc.*	100	5,385

		173,787

Building Products (0.6%)
American Woodmark Corp.	400	16,740
Ameron International Corp.	200	15,274
Builders FirstSource, Inc.*	800	14,264
Goodman Global, Inc.*	700	12,040
Insteel Industries, Inc.	500	8,895
PW Eagle, Inc.	400	13,800
Universal Forest Products, Inc.	1,100	51,282

		132,295

Commercial Services & Supplies (5.2%)
ABM Industries, Inc.	100	2,271
ACCO Brands Corp.*	300	7,941
Administaff, Inc.	1,700	72,709
Allied Waste Industries, Inc.*	800	9,832
American Ecology Corp.	100	1,851
American Reprographics Co.*	500	16,655
Amrep Corp.	100	12,250
Avery Dennison Corp.	100	6,793
Banta Corp.	400	14,560
Bowne & Co., Inc.	200	3,188
CBIZ, Inc.*	1,300	9,061
Central Parking Corp.	300	5,400
Cenveo, Inc.*	1,000	21,200
Clean Harbors, Inc.*	600	29,046
COMSYS IT Partners, Inc.*	400	8,084
Consolidated Graphics, Inc.*	500	29,535
Cornell Cos., Inc.*	100	1,833
Corrections Corp. of America*	300	13,569
Covanta Holding Corp.*	1,000	22,040
CRA International, Inc.*	200	10,480
Deluxe Corp.	1,900	47,880
Diamond Management & Technology Consultants, Inc.	200	2,488
Ennis, Inc.	600	14,676
Exponent, Inc.*	500	9,330
First Consulting Group, Inc.*	400	5,504
Geo Group, Inc.*	200	7,504
Healthcare Services Group, Inc.	200	5,792
Heidrick & Struggles International, Inc.*	400	16,944
Herman Miller, Inc.	200	7,272
ICT Group, Inc.*	300	9,477
IHS, Inc., Class A*	500	19,740
IKON Office Solutions, Inc.	4,000	65,480
John H Harland Co.	1,500	75,300
Kelly Services, Inc., Class A	100	2,894
Kenexa Corp.*	200	6,652
Kforce, Inc.*	500	6,085
Knoll, Inc.	1,700	37,400
Korn/Ferry International*	3,100	71,176
Labor Ready, Inc.*	3,700	67,821
Manpower, Inc.	400	29,972
On Assignment, Inc.*	500	5,875
PeopleSupport, Inc.*	300	6,315
PHH Corp.*	1,200	34,644
Pike Electric Corp.*	300	4,899
R.R. Donnelley & Sons Co.	500	17,770
Robert Half International, Inc.	300	11,136
SAIC, Inc.*	200	3,558
School Specialty, Inc.*	300	11,247
Sitel Corp.*	300	1,266
Spherion Corp.*	1,100	8,173
Standard Register Co.	100	1,200
Steelcase, Inc., Class A	1,300	23,608
Team, Inc.*	200	6,966
TeleTech Holdings, Inc.*	300	7,164
Tetra Tech, Inc.*	3,000	54,270
United Stationers, Inc.*	300	14,007
Viad Corp.	1,400	56,840
Volt Information Sciences, Inc.*	500	25,105
Waste Industries USA, Inc.	200	6,104

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Watson Wyatt Worldwide, Inc., Class A	1,600	$72,240

		1,180,072

Construction & Engineering (1.0%)
Chicago Bridge & Iron Co., N.V. (N.Y. Shares)	800	21,872
Comfort Systems USA, Inc.	1,000	12,640
EMCOR Group, Inc.*	1,400	79,590
Granite Construction, Inc.	400	20,128
Infrasource Services, Inc.*	2,100	45,717
Insituform Technologies, Inc.*	100	2,586
Perini Corp.*	300	9,234
Quanta Services, Inc.*	1,100	21,637
Sterling Construction Co., Inc.*	100	2,176

		215,580

Electrical Equipment (1.8%)
A.O. Smith Corp.	100	3,756
Acuity Brands, Inc.	1,400	72,856
Baldor Electric Co.	1,100	36,762
Belden CDT, Inc.	1,900	74,271
Cooper Industries Ltd., Class A	100	9,043
EnerSys*	1,000	16,000
First Solar, Inc.*	100	2,980
General Cable Corp.*	400	17,484
Genlyte Group, Inc.*	200	15,622
GrafTech International Ltd.*	1,200	8,304
II-VI, Inc.*	200	5,588
Lamson & Sessions Co.*	200	4,852
LSI Industries, Inc.	200	3,970
Regal-Beloit Corp.	1,000	52,510
Superior Essex, Inc.*	500	16,625
Thomas & Betts Corp.*	200	9,456
Vicor Corp.	600	6,666
Woodward Governor Co.	1,200	47,652

		404,397

Industrial Conglomerates (0.1%)
Sequa Corp., Class A*	200	23,012
Teleflex, Inc.	100	6,456
Tredegar Corp.	200	4,522

		33,990

Machinery (3.6%)
Actuant Corp., Class A	400	19,060
AGCO Corp.*	900	27,846
Albany International Corp.	400	13,164
American Railcar Industries, Inc.	100	3,404
American Science & Engineering, Inc.*	100	5,951
Ampco-Pittsburgh Corp.	300	10,044
Astec Industries, Inc.*	200	7,020
Briggs & Stratton Corp.	300	8,085
Bucyrus International, Inc., Class A	500	25,880
Cascade Corp.	100	5,290
Cummins, Inc.	200	23,636
Dynamic Materials Corp.	200	5,620
Eaton Corp.	200	15,028
Federal Signal Corp.	700	11,228
Flow International Corp.*	700	7,714
Freightcar America, Inc.	300	16,635
Gardner Denver, Inc.*	1,500	55,965
Gorman-Rupp Co.	250	9,243
Kadant, Inc.*	200	4,876
Kaydon Corp.	1,100	43,714
Lindsay Co.	200	6,530
Manitowoc Co., Inc.	300	17,829
Middleby Corp.*	150	15,700
Miller Industries, Inc.*	200	4,800
Mueller Industries, Inc.	1,500	47,550
NACCO Industries, Inc., Class A	300	40,980
Navistar International Corp.*	200	6,686
Nordson Corp.	1,300	64,779
RBC Bearings, Inc.*	300	8,598
Robbins & Myers, Inc.	300	13,776
SPX Corp.	500	30,580
Sun Hydraulics Corp.	100	2,051
Tennant Co.	300	8,700
Terex Corp.*	100	6,458
Toro Co.	1,600	74,608
Valmont Industries, Inc.	1,200	66,588
Wabtec Corp.	2,100	63,798

		799,414

Marine (0.3%)
American Commercial Lines, Inc.*	400	26,204
Horizon Lines, Inc., Class A	1,400	37,744

		63,948

Road & Rail (0.7%)
Arkansas Best Corp.	500	18,000
Dollar Thrifty Automotive Group, Inc.*	200	9,122
Genesee & Wyoming, Inc.*	300	7,872
Heartland Express, Inc.	200	3,004
Kansas City Southern, Inc.*	700	20,286
Laidlaw International, Inc.	900	27,387
PAM Transportation Services, Inc.*	100	2,202
Ryder System, Inc.	200	10,212
Saia, Inc.*	400	9,284
Swift Transportation Co., Inc.*	1,500	39,405
Werner Enterprises, Inc.	300	5,244

		152,018

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	2,000	52,620
BlueLinx Holdings, Inc.	600	6,240
Houston Wire & Cable Co.*	300	6,270
Interline Brands, Inc.*	600	13,482
Kaman Corp.	100	2,239
Rush Enterprises, Inc., Class A*	200	3,384
UAP Holding Corp.	700	17,626
United Rentals, Inc.*	800	20,344
W.W. Grainger, Inc.	300	20,982

		143,187

Total Industrials		3,706,933

Information Technology (24.2%)
Communications Equipment (3.0%)
Adtran, Inc.	2,100	47,670
Anaren, Inc.*	500	8,880
Andrew Corp.*	100	1,023
Arris Group, Inc.*	6,100	76,311
Avanex Corp.*	500	945
Avaya, Inc.*	2,400	33,552
Avocent Corp.*	300	10,155
Bel Fuse, Inc., Class A	100	3,017
Black Box Corp.	100	4,199
C-COR, Inc.*	700	7,798
Carrier Access Corp.*	300	1,968
CommScope, Inc.*	2,600	79,248
Comtech Telecommunications Corp.*	600	22,842
Digi International, Inc.*	400	5,516
Ditech Networks, Inc.*	600	4,152
Dycom Industries, Inc.*	300	6,336
EMS Technologies, Inc.*	400	8,012
Extreme Networks, Inc.*	1,600	6,704
Foundry Networks, Inc.*	1,200	17,976
Harmonic, Inc.*	900	6,543
Interdigital Communications Corp.*	2,400	80,520
Oplink Communications, Inc.*	300	6,168
Packeteer, Inc.*	100	1,360

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Performance Technologies, Inc.*	200	$1,198
Plantronics, Inc.	200	4,240
Polycom, Inc.*	2,300	71,093
Redback Networks, Inc.*	200	4,988
SafeNet, Inc.*	200	4,788
Sonus Networks, Inc.*	4,100	27,019
Stratex Networks, Inc.*	200	966
Symmetricom, Inc.*	200	1,784
Tekelec*	1,900	28,177
Tellabs, Inc.*	1,200	12,312
Utstarcom, Inc.*	7,000	61,250
ViaSat, Inc.*	500	14,905

		673,615

Computers & Peripherals (1.8%)
Adaptec, Inc.*	500	2,330
Brocade Communications Systems, Inc.*	9,200	75,532
Cray, Inc.*	400	4,752
Diebold, Inc.	600	27,960
Electronics for Imaging, Inc.*	1,100	29,238
Emulex Corp.*	4,100	79,991
Hypercom Corp.*	1,000	6,350
Imation Corp.	1,000	46,430
Komag, Inc.*	1,300	49,244
Lexmark International, Inc., Class A*	500	36,600
NCR Corp.*	800	34,208
QLogic Corp.*	900	19,728
Seagate Technology	100	2,650

		415,013

Electronic Equipment & Instruments (3.5%)
Acacia Research-Acacia Technologies*	600	8,028
Aeroflex, Inc.*	600	7,032
Agilysis, Inc.	100	1,674
Avnet, Inc.*	700	17,871
AVX Corp.	1,200	17,748
Benchmark Electronics, Inc.*	600	14,616
CDW Corp.	300	21,096
Checkpoint Systems, Inc.*	300	6,060
Cogent, Inc.*	200	2,202
Cognex Corp.	700	16,674
CPI International, Inc.*	100	1,500
CTS Corp.	700	10,990
Daktronics, Inc.	800	29,480
Dolby Laboratories, Inc., Class A*	600	18,612
DTS, Inc.*	100	2,419
Excel Technology, Inc.*	100	2,559
Flir Systems, Inc.*	300	9,549
Gerber Scientific, Inc.*	500	6,280
Global Imaging Systems, Inc.*	1,900	41,705
Ingram Micro, Inc., Class A*	600	12,246
Insight Enterprises, Inc.*	900	16,983
IPG Photonics Corp.	340	8,160
Itron, Inc.*	1,100	57,024
KEMET Corp.*	700	5,110
Littelfuse, Inc.*	700	22,316
Methode Electronics, Inc.	600	6,498
Mettler-Toledo International, Inc.*	300	23,655
MTS Systems Corp.	600	23,172
Newport Corp.*	600	12,570
Park Electrochemical Corp.	500	12,825
Paxar Corp.*	300	6,918
PC Connection, Inc.	200	2,966
Planar Systems, Inc.*	100	967
Plexus Corp.*	2,400	57,312
RadiSys Corp.*	500	8,335
Rofin-Sinar Technologies, Inc.*	1,200	72,552
Rogers Corp.*	900	53,235
Sanmina-SCI Corp.*	3,400	11,730
Scansource, Inc.*	200	6,080
Solectron Corp.*	2,100	6,762
Staktek Holdings, Inc.*	700	3,605
SYNNEX Corp.*	400	8,776
Tech Data Corp.*	800	30,296
Technitrol, Inc.	1,200	28,668
Tektronix, Inc.	600	17,502
TTM Technologies, Inc.*	1,100	12,463
Vishay Intertechnology, Inc.*	1,600	21,664
Zygo Corp.*	400	6,580

		793,065

Internet Software & Services (3.0%)
24/7 Real Media, Inc.*	700	6,335
aQuantive, Inc.*	600	14,796
Art Technology Group, Inc.*	1,400	3,262
CMGI, Inc.*	3,500	4,690
Cybersource Corp.*	100	1,102
Digital Insight Corp.*	1,200	46,188
Digital River, Inc.*	600	33,474
Digitas, Inc.*	2,600	34,866
EarthLink, Inc.*	6,300	44,730
eCollege.com, Inc.*	200	3,130
InfoSpace, Inc.*	600	12,306
Internap Network Services Corp.*	600	11,922
Interwoven, Inc.*	900	13,203
j2 Global Communications, Inc.*	2,000	54,500
Liquidity Services, Inc.*	100	1,721
NIC, Inc.*	100	497
Open Text Corp.*	1,200	24,360
RealNetworks, Inc.*	4,000	43,760
SAVVIS, Inc.*	800	28,568
Sohu.com, Inc.*	1,500	36,000
SonicWALL, Inc.*	1,600	13,472
TheStreet.com, Inc.	800	7,120
Travelzoo, Inc.*	300	8,985
United Online, Inc.	4,700	62,416
ValueClick, Inc.*	1,000	23,630
VeriSign, Inc.*	1,100	26,455
Vignette Corp.*	500	8,535
WebEx Communications, Inc.*	1,700	59,313
webMethods, Inc.*	1,600	11,776
Websense, Inc.*	1,900	43,377

		684,489

IT Services (3.1%)
Acxiom Corp.	900	23,085
Affiliated Computer Services, Inc., Class A*	200	9,768
BearingPoint, Inc.*	200	1,574
BISYS Group, Inc.*	5,000	64,550
CACI International, Inc., Class A*	100	5,650
Ceridian Corp.*	900	25,182
Ciber, Inc.*	600	4,068
Computer Sciences Corp.*	600	32,022
Convergys Corp.*	1,100	26,158
Covansys Corp.*	1,000	22,950
CSG Systems International, Inc.*	2,800	74,844
DST Systems, Inc.*	400	25,052
Fiserv, Inc.*	600	31,452
Forrester Research, Inc.*	500	13,555
Gartner, Inc.*	1,500	29,685
Gevity HR, Inc.	300	7,107
Hewitt Associates, Inc., Class A*	100	2,575
Infocrossing, Inc.*	100	1,630
infoUSA, Inc.	1,000	11,910
Integral Systems, Inc.	200	4,634
Isilon Systems, Inc.*	100	2,760

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Keane, Inc.*	700	$8,337
Lightbridge, Inc.*	800	10,832
ManTech International Corp., Class A*	400	14,732
MAXIMUS, Inc.	200	6,156
MPS Group, Inc.*	4,900	69,482
NCI, Inc., Class A*	200	3,058
Ness Technologies, Inc.*	100	1,426
Perot Systems Corp., Class A*	2,000	32,780
Sabre Holdings Corp., Class A	900	28,701
SRA International, Inc., Class A*	900	24,066
StarTek, Inc.	100	1,354
SYKES Enterprises, Inc.*	1,800	31,752
Total System Services, Inc.	500	13,195
Tyler Technologies, Inc.*	1,000	14,060
Unisys Corp.*	1,500	11,760
VeriFone Holdings, Inc.*	100	3,540

		695,442

Semiconductors & Semiconductor Equipment (5.1%)
Actel Corp.*	400	7,264
Advanced Energy Industries, Inc.*	1,600	30,192
Agere Systems, Inc.*	1,500	28,755
Altera Corp.*	1,600	31,488
AMIS Holdings, Inc.*	1,200	12,684
Amkor Technology, Inc.*	8,100	75,654
Applied Micro Circuits Corp.*	7,600	27,056
Asyst Technologies, Inc.*	1,600	11,696
Atheros Communications, Inc.*	1,600	34,112
Atmel Corp.*	3,300	19,965
ATMI, Inc.*	1,100	33,583
Cirrus Logic, Inc.*	1,300	8,944
Cohu, Inc.	400	8,064
Credence Systems Corp.*	1,300	6,760
Cree, Inc.*	300	5,196
Cymer, Inc.*	1,700	74,715
Diodes, Inc.*	500	17,740
DSP Group, Inc.*	100	2,170
Fairchild Semiconductor International, Inc.*	800	13,448
FormFactor, Inc.*	200	7,450
Hittite Microwave Corp.*	1,200	38,784
Integrated Device Technology, Inc.*	1,400	21,672
Intersil Corp., Class A	1,100	26,312
Intevac, Inc.*	600	15,570
Kulicke & Soffa Industries, Inc.*	1,500	12,600
Linear Technology Corp.	400	12,128
LSI Logic Corp.*	2,900	26,100
LTX Corp.*	2,300	12,880
Mattson Technology, Inc.*	700	6,524
Micrel, Inc.*	5,800	62,524
Microtune, Inc.*	400	1,880
MKS Instruments, Inc.*	1,800	40,644
National Semiconductor Corp.	1,500	34,050
Novellus Systems, Inc.*	900	30,978
OmniVision Technologies, Inc.*	3,900	53,235
Portalplayer, Inc.*	400	5,380
Power Integrations, Inc.*	300	7,035
RF Micro Devices, Inc.*	800	5,432
Semtech Corp.*	1,100	14,377
Silicon Image, Inc.*	4,500	57,240
Silicon Storage Technology, Inc.*	1,400	6,314
SiRF Technology Holdings, Inc.*	400	10,208
Supertex, Inc.*	300	11,775
Teradyne, Inc.*	1,700	25,432
Tessera Technologies, Inc.*	900	36,306
Transmeta Corp./Delaware*	800	888
Trident Microsystems, Inc.*	100	1,818
Triquint Semiconductor, Inc.*	1,000	4,500
Varian Semiconductor Equipment Associates, Inc.*	600	27,312
Veeco Instruments, Inc.*	500	9,365
Xilinx, Inc.	1,300	30,953
Zoran Corp.*	2,000	29,160

		1,136,312

Software (4.7%)
Actuate Corp.*	1,300	7,722
Advent Software, Inc.*	900	31,761
Altiris, Inc.*	500	12,690
Amdocs Ltd.*	600	23,250
Ansoft Corp.*	800	22,240
Aspen Technology, Inc.*	1,100	12,122
Autodesk, Inc.*	500	20,230
BEA Systems, Inc.*	2,300	28,934
Blackbaud, Inc.	2,500	65,000
BMC Software, Inc.*	1,200	38,640
Cadence Design Systems, Inc.*	1,600	28,656
Check Point Software Technologies Ltd.*	500	10,960
Cognos, Inc.*	400	16,984
Compuware Corp.*	3,100	25,823
Double-Take Software, Inc.*	300	3,864
Fair Isaac Corp.	800	32,520
Hyperion Solutions Corp.*	600	21,564
i2 Technologies, Inc.*	300	6,846
Interactive Intelligence, Inc.*	500	11,210
Intuit, Inc.*	200	6,102
JDA Software Group, Inc.*	100	1,377
Kronos, Inc.*	700	25,718
Lawson Software, Inc.*	2,100	15,519
Magma Design Automation, Inc.*	700	6,251
Manhattan Associates, Inc.*	1,300	39,104
Mapinfo Corp.*	200	2,610
McAfee, Inc.*	1,000	28,380
Mentor Graphics Corp.*	4,400	79,332
Micros Systems, Inc.*	800	42,160
MicroStrategy, Inc., Class A*	600	68,406
Net 1 UEPS Technologies, Inc.*	200	5,912
Novell, Inc.*	3,100	19,220
Open Solutions, Inc.*	100	3,764
OPNET Technologies, Inc.*	200	2,890
Parametric Technology Corp.*	300	5,406
Progress Software Corp.*	100	2,793
Quality Systems, Inc.	700	26,089
Quest Software, Inc.*	2,500	36,625
Sonic Solutions, Inc.*	300	4,890
SPSS, Inc.*	500	15,035
Sybase, Inc.*	1,200	29,640
Synchronoss Technologies, Inc.*	100	1,372
Synopsys, Inc.*	1,200	32,076
The9 Ltd. (ADR)*	100	3,222
TIBCO Software, Inc.*	6,200	58,528
Transaction Systems Architects, Inc.*	600	19,542
Ultimate Software Group, Inc.*	200	4,652
VA Software Corp.*	1,600	8,048
Vasco Data Security International, Inc.*	400	4,740
Verint Systems, Inc.*	300	10,284
Wind River Systems, Inc.*	1,600	16,400

		1,047,103

Total Information Technology		5,445,039

Materials (8.9%)
Chemicals (4.1%)
Albemarle Corp.	400	28,720
Arch Chemicals, Inc.	600	19,986
Ashland, Inc.	400	27,672

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
CF Industries Holdings, Inc.	2,200	$56,408
Eastman Chemical Co.	100	5,931
FMC Corp.	300	22,965
Georgia Gulf Corp.	700	13,517
H.B. Fuller Co.	2,900	74,878
Hercules, Inc.*	4,200	81,102
Innophos Holdings, Inc.*	500	7,340
Koppers Holdings, Inc.	100	2,607
Landec Corp.*	100	1,076
Lubrizol Corp.	400	20,052
Lyondell Chemical Co.	1,100	28,127
MacDermid, Inc.	200	6,820
NewMarket Corp.	1,200	70,860
Olin Corp.	1,300	21,476
OM Group, Inc.*	1,600	72,448
Pioneer Cos., Inc.*	400	11,464
PolyOne Corp.*	5,200	39,000
Rockwood Holdings, Inc.*	500	12,630
Rohm & Haas Co.	100	5,112
Schulman (A.), Inc.	400	8,900
Sensient Technologies Corp.	2,100	51,660
Spartech Corp.	2,400	62,928
Stepan Co.	100	3,167
Terra Industries, Inc.*	3,800	45,524
Tronox, Inc., Class A	400	6,396
Valspar Corp.	700	19,348
W.R. Grace & Co.*	4,200	83,160

		911,274

Construction Materials (0.6%)
Eagle Materials, Inc.	1,500	64,845
Headwaters, Inc.*	2,400	57,504
U.S. Concrete, Inc.*	800	5,696

		128,045

Containers & Packaging (0.9%)
AEP Industries, Inc.*	100	5,331
Caraustar Industries, Inc.*	100	809
Chesapeake Corp.	100	1,702
Graphic Packaging Corp.*	1,700	7,361
Greif, Inc., Class A	700	82,880
Myers Industries, Inc.	500	7,830
Packaging Corp. of America	400	8,840
Pactiv Corp.*	1,000	35,690
Rock-Tenn Co., Class A	1,000	27,110
Silgan Holdings, Inc.	600	26,352
Sonoco Products Co.	100	3,806

		207,711

Metals & Mining (3.0%)
A.M. Castle & Co.	300	7,635
AK Steel Holding Corp.*	5,000	84,500
Amerigo Resources Ltd	1,600	2,984
Brush Engineered Materials, Inc.*	300	10,131
Carpenter Technology Corp.	300	30,756
Century Aluminum Co.*	1,200	53,580
Chaparral Steel Co.	1,800	79,686
Cleveland-Cliffs, Inc.	1,900	92,036
Commercial Metals Co.	200	5,160
Compass Minerals International, Inc.	800	25,248
Dynatec Corp.*	800	1,464
FNX Mining Co., Inc.*	100	1,570
Gibraltar Industries, Inc.	500	11,755
Inmet Mining Corp.	200	10,726
LionOre Mining International Ltd.*	600	6,832
Metal Management, Inc.	700	26,495
Olympic Steel, Inc.	200	4,446
Oregon Steel Mills, Inc.*	1,000	62,410
Pearl Exploration and Production Ltd.*	1,230	5,369
Quanex Corp.	2,000	69,180
RTI International Metals, Inc.*	200	15,644
Schnitzer Steel Industries, Inc.	300	11,910
Steel Dynamics, Inc.	700	22,715
Steel Technologies, Inc.	100	1,755
United States Steel Corp.	400	29,256

		673,243

Paper & Forest Products (0.3%)
Bowater, Inc.	1,700	38,250
Buckeye Technologies, Inc.*	400	4,792
Louisiana-Pacific Corp.	800	17,224
Neenah Paper, Inc.	200	7,064
Schweitzer-Mauduit International, Inc.	300	7,815

		75,145

Total Materials		1,995,418

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.3%)
Alaska Communications Systems Group, Inc.	900	13,671
Broadwing Corp.*	400	6,248
Cbeyond, Inc.*	1,200	36,708
CenturyTel, Inc.	800	34,928
Cincinnati Bell, Inc.*	12,200	55,754
Citizens Communications Co.	1,400	20,118
Cogent Communications Group, Inc.*	900	14,598
Consolidated Communications Holdings, Inc.	400	8,360
CT Communications, Inc.	400	9,168
Embarq Corp.	600	31,536
FairPoint Communications, Inc.	700	13,265
General Communication, Inc., Class A*	1,200	18,876
Golden Telecom, Inc.	300	14,052
Iowa Telecommunications Services, Inc.	400	7,884
North Pittsburgh Systems, Inc.	200	4,828

		289,994

Wireless Telecommunication Services (0.4%)
Dobson Communications Corp.*	4,600	40,066
FiberTower Corp.*	900	5,292
Syniverse Holdings, Inc.*	200	2,998
Telephone & Data Systems, Inc.	600	32,598
USA Mobility, Inc.	300	6,711

		87,665

Total Telecommunication Services		377,659

Utilities (1.6%)
Electric Utilities (0.6%)
Cleco Corp.	700	17,661
El Paso Electric Co.*	300	7,311
IDACORP, Inc.	800	30,920
Otter Tail Corp.	200	6,232
Reliant Energy, Inc.*	500	7,105
UIL Holdings Corp.	700	29,533
Unisource Energy Corp.	800	29,224

		127,986

Gas Utilities (0.5%)
Laclede Group, Inc.	400	14,012
New Jersey Resources Corp.	600	29,148
ONEOK, Inc.	500	21,560
Peoples Energy Corp.	300	13,371
Southwest Gas Corp.	700	26,859
UGI Corp.	200	5,456

		110,406

Independent Power Producers & Energy Traders (0.0%)
Canadian Hydro Developers, Inc.*	900	4,602

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Multi-Utilities (0.5%)
Avista Corp.	2,600	$65,806
CenterPoint Energy, Inc.	1,600	26,528
CH Energy Group, Inc.	200	10,560
CMS Energy Corp.*	900	15,030

		117,924

Total Utilities		360,918

Total Common Stocks (98.3%) (Cost $21,147,290)		22,117,324

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (4.9%)
JPMorgan Chase Nassau
4.75%, 1/2/07
(Amortized Cost $1,105,875)	$1,105,875	1,105,875

Total Investments (103.2%) (Cost/Amortized Cost $22,253,165)		23,223,199
Other Assets Less Liabilities (-3.2%)		(727,021)

Net Assets (100%)		$22,496,178

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the period ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$28,883,829
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$7,888,557

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,309,062
Aggregate gross unrealized depreciation	(378,128)

Net unrealized appreciation	$930,934

Federal income tax cost of investments	$22,292,265

For the period ended December 31, 2006, the Portfolio incurred approximately $205 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (17.3%)
Asset-Backed Securities (13.4%)
Aames Mortgage Investment Trust,
Series 06-1 A1
5.410%, 4/25/36 (l)	$48,068	$48,074
Accredited Mortgage Loan Trust,
Series 05-3 A2B
5.510%, 9/25/35 (l)	100,000	100,028
ACE Securities Corp.,
Series 05-HE6 A2A
5.460%, 10/25/35 (l)	193,898	193,927
Series 06-NC3 A2A
5.370%, 12/25/36 (l)	95,683	95,722
Amortizing Residential Collateral Trust,
Series 02-BC4 A
5.640%, 7/25/32 (l)	1,269	1,272
Argent Securities, Inc.,
Series 05-W2 A2A
5.470%, 10/25/35 (l)	11,174	11,175
Series 05-W4 A2A
5.490%, 2/25/36 (l)	126,697	126,707
Series 06-M3 A2A
5.370%, 10/25/36 (l)	355,906	355,912
Series 06-W1 A2A
5.430%, 3/25/36 (l)	176,901	176,927
Series 06-W3 A2A
5.420%, 4/25/36 (l)	236,826	236,858
Series 06-W5 A2A
5.390%, 6/25/36 (l)	1,506,542	1,506,216
Asset Backed Funding Certificates,
Series 04-OPT5 A1
5.700%, 6/25/34 (l)	512,177	512,717
Series 06-OPT3 A3A
5.380%, 11/25/36 (l)	81,271	81,303
Bank One Issuance Trust,
Series 03-A3 A3
5.460%, 12/15/10 (l)	200,000	200,340
Series 04-A2 A2
5.380%, 10/15/09 (l)	1,500,000	1,500,120
Bear Stearns Asset Backed Securities, Inc.,
Series 02-2 A1
5.680%, 10/25/32 (l)	16,483	16,512
Series 04-BO1 1A1
5.550%, 9/25/34 (l)	79,515	79,571
Series 05-4A
5.680%, 1/25/36 (l)	46,424	46,444
Series 06-EC1 A1
5.430%, 12/25/35 (l)	61,670	61,679
Capital One Auto Finance Trust,
Series 06-C A1
5.340%, 12/14/07	400,000	400,093
Carrington Mortgage Loan Trust,
Series 06-NC5 A1
5.400%, 1/25/37 (l)	1,900,000	1,900,779
Centex Home Equity,
Series 06-A AV1
5.400%, 6/25/36 (l)	670,432	670,443
Chase Credit Card Master Trust,
Series 02-5 A
5.450%, 10/15/09 (l)	100,000	100,058
Series 02-7 A
5.470%, 2/15/10 (l)	100,000	100,114
Series 03-3 A
5.460%, 10/15/10 (l)	200,000	200,383
Series 03-6 A
5.460%, 2/15/11 (l)	300,000	300,697
Chase Issuance Trust,
Series 05-A1 A1
5.360%, 12/15/10 (l)	100,000	100,043
Citibank Credit Card Issuance Trust,
Series 03-A1 A1
5.474%, 1/15/10 (l)	100,000	100,132
Series 03-A11 A11
5.424%, 10/15/09 (l)	1,100,000	1,100,592
Citigroup Mortgage Loan Trust, Inc.,
Series 04-RES1 A1
5.650%, 11/25/34 (l)	11,835	11,838
Series 06-WFH4 A1
5.400%, 11/25/36 (l)	196,690	196,771
Series 06-WMC1 A2A
5.430%, 12/25/35 (l)	236,188	236,221
Countrywide Asset-Backed Certificates,
Series 05-9 2A1
5.450%, 1/25/36 (l)	1,076	1,076
Series 05-9 2A2
5.540%, 1/25/36 (l)	200,000	200,032
Series 06-1 AF1
5.480%, 7/25/36 (l)	159,667	159,680
Series 06-4 2A1
5.420%, 7/25/36 (l)	111,793	111,818
Series 06-6 2A1
5.420%, 9/25/36 (l)	266,494	266,510
Series 06-8 2A1
5.380%, 1/25/46 (l)	478,641	478,680
Series 06-11 3AV1
5.410%, 9/25/46 (l)	153,093	153,096
Series 06-13 3AV1
5.400%, 1/25/37 (l)	323,125	323,293
Series 06-15 A1
5.460%, 10/25/46 (l)	379,599	379,555
Series 06-18 2A1
5.370%, 3/25/37 (l)	281,465	281,470
Series 06-21 2A1
5.370%, 5/25/37 (l)	99,128	99,130
Series 06-22 2A1
5.370%, 5/25/37 (l)	99,542	99,539
Series 06-23 2A1
5.400%, 5/25/37 (l)	1,780,621	1,780,065
Series 06-24 2A1
5.400%, 5/25/37 †(l)	1,900,000	1,902,381
FBR Securitization Trust,
Series 05-3 AV21
5.460%, 10/25/35 (l)	201,686	201,703
Series 05-4 AV21
5.470%, 10/25/35 (l)	30,770	30,773
First Franklin Mortgage Loan Asset Backed Certificates,
Series 06-FF1 2A1
5.440%, 1/25/36 (l)	405,566	405,647
Series 06-FF15 A3
5.370%, 11/25/36 (l)	777,217	777,458
Series 06-FF16 2A1
5.370%, 12/25/36 (l)	96,995	96,988
Ford Credit Auto Owner Trust,
Series 05-C A2
4.240%, 3/15/08	31,701	31,670
Fremont Home Loan Trust,
Series 05-E2A1
5.440%, 1/25/36 (l)	79,282	79,288
Series 06-C 2A1
5.370%, 10/25/36 (l)	87,240	87,241
Series 06-E 2A1
5.410%, 1/25/37 (l)	200,000	199,875

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
GSAMP Trust,
Series 05-WMC2 A2A
5.460%, 11/25/35 (l)	$188,457	$188,480
Series 06-HE7 A2A
5.360%, 10/25/36 (l)	95,648	95,641
Series 06-S6 A1A
5.390%, 10/25/36 (l)	75,812	75,810
Home Equity Asset Trust,
Series 05-8 2A 1
5.460%, 2/25/36 (l)	70,972	70,988
Series 06-2 2A1
5.430%, 5/25/36 §(l)	120,071	120,047
Household Home Equity Loan Asset Backed Certificates,
Series 06-4 A1V
5.420%, 3/20/36 †(l)	1,900,000	1,902,381
HSI Asset Securitization Corp. Trust,
Series 06-HE1 2A1
5.370%, 10/25/36 (l)	95,825	95,818
Series 06-HE2 2A1
5.400%, 12/25/36 (l)	1,774,862	1,771,534
Series 06-OPT1 2A1
5.430%, 12/25/35 (l)	109,820	109,838
Indymac Residential Asset Backed Trust,
Series 05-D AII1
5.450%, 3/25/36 (l)	122,072	122,090
Series 06-A A1
5.440%, 3/25/36 (l)	369,792	369,830
Series 06-D 2A1
5.370%, 11/25/36 (l)	180,169	180,172
Series 06-E 2A1
5.410%, 4/25/37 (l)	1,800,000	1,796,625
JP Morgan Mortgage Acquisition Corp.,
Series 06-CH1 A2
5.370%, 7/25/36 (l)	183,473	183,535
Series 06-CW2 AV2
5.360%, 8/25/36 (l)	71,257	71,263
Series 06-FRE 1 A2
5.420%, 5/25/35 (l)	79,667	79,675
Series 06-HE3 A2
5.420%, 11/25/36 (l)	86,350	86,381
Series 06-WMC3 A2
5.370%, 8/25/36 (l)	348,350	348,329
Lehman XS Trust,
Series 06-4N A1A
5.430%, 4/25/46 (l)	516,316	516,325
Series 06-9 A1A
5.420%, 5/25/46 (l)	214,792	214,754
Series 06-10N 1A1A
5.430%, 7/25/46 (l)	329,797	329,782
Series 06-16N A1A
5.430%, 11/25/46 (l)	474,992	474,921
Long Beach Mortgage Loan Trust,
Series 04-6 1A1
5.550%, 11/25/34 (l)	39,011	39,020
Series 05-WL2 3A1
5.500%, 8/25/35 (l)	91,879	91,921
Series 06-1 2A1
5.430%, 2/25/36 (l)	86,310	86,322
Series 06-2 2A1
5.420%, 3/25/36 (l)	44,534	44,541
Series 06-3 2A1
5.410%, 4/25/36 (l)	52,153	52,160
Series 06-10 2A1
5.360%, 11/25/36 (l)	97,597	97,632
MASTR Asset Backed Securities Trust,
Series 06-HE5 A1
5.410%, 11/25/36 †(l)	1,900,000	1,902,381
Series 06-NC1 A1
5.430%, 1/25/36 (l)	206,426	206,462
MBNA Credit Card Master Note Trust,
Series 02-A4 A4
5.460%, 8/17/09 (l)	3,825,000	3,826,108
MBNA Master Credit Card Trust,
Series 98-E A
5.519%, 9/15/10 (l)	100,000	100,257
Merrill Lynch Mortgage Investors, Inc.,
Series 05-AR1 A3A2
5.507%, 6/25/36 (l)	179,606	179,586
Series 06-AHL1 A2A
5.400%, 5/25/37 (l)	230,405	230,409
Series 06-FF1 A2A
5.420%, 8/25/36 †(l)	1,500,000	1,501,410
Series 06-MLN1 A2A
5.580%, 7/25/37 (l)	274,823	274,805
Series 06-RM3 A2A
5.350%, 6/25/37 (l)	153,141	153,153
Series 06-RM5 A2A
5.570%, 10/25/37 (l)	182,909	182,912
Series 06-WMC1 A2A
5.430%, 1/25/37 (l)	86,204	86,209
Morgan Stanley ABS Capital I,
Series 06-HE4 A1
5.390%, 6/25/36 (l)	68,626	68,627
Series 06-HE7 A2A
5.370%, 9/25/36 (l)	280,173	280,178
Series 06-HE8 A2A
5.370%, 10/25/36 (l)	193,023	193,026
Series 06-NC1 A1
5.430%, 12/25/35 (l)	31,723	31,726
Series 06-NC5 A2A
5.360%, 10/25/36 (l)	287,717	287,627
Series 06-WMC2 A2A
5.390%, 7/25/36 (l)	941,856	941,871
Morgan Stanley IXIS Real Estate Capital Trust,
Series 06-2 A1
5.370%, 11/25/36 (l)	95,615	95,602
Nelnet Student Loan Trust,
Series 04-3 A3
5.467%, 7/25/16 (l)	200,000	200,440
Series 04-4 A3
5.467%, 10/25/16 (l)	226,103	226,097
New Century Home Equity Loan Trust,
Series 05-4 A2A
5.460%, 9/25/35 (l)	8,737	8,736
Series 05-B A2A
5.470%, 10/25/35 (l)	17,186	17,188
Newcastle Mortgage Securities Trust,
Series 06-1 A1
5.420%, 3/25/36 (l)	110,053	110,073
Nomura Asset Acceptance Corp.,
Series 06-S1 A1
5.490%, 1/25/36 §(l)	100,551	100,563
Option One Mortgage Loan Trust,
Series 05-4 A2
5.450%, 11/25/35 (l)	85,473	85,484
Series 06-2 2A1
5.400%, 7/25/36 (l)	70,801	70,806
Park Place Securities, Inc.,
Series 05-WCW1 A1B
5.610%, 9/25/35	41,461	41,518
Quest Trust,
Series 04-X2 A1
5.910%, 6/25/34 §(l)	11,008	11,041

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Residential Asset Mortgage Products, Inc.,
Series 06-NC1 A1
5.430%, 1/25/36 (l)	$110,275	$110,291
Series 06-RS6 A1
5.390%, 11/25/25 (l)	91,080	91,082
Residential Asset Securities Corp.,
Series 05-AHL2 A1
5.450%, 10/25/35 (l)	119,962	119,978
Series 06-EMX4 A1
5.360%, 6/25/36 (l)	376,452	376,487
Series 06-KS4 A1
5.390%, 6/25/36 (l)	566,111	566,153
Series 06-KS9 AI1
5.420%, 11/25/36 (l)	575,386	575,443
Residential Funding Mortgage Securities II, Inc.,
Series 05-HI3 A1
5.490%, 9/25/35(l)	215,826	215,857
SACO I Trust,
Series 05-9 A2
5.460%, 12/25/35 (l)	48,239	48,241
Securitized Asset Backed Receivables LLC Trust,
Series 06-NC3 A2A
5.370%, 9/25/36 (l)	89,856	89,850
Series 06-OP1 A2A
5.420%, 10/25/35 (l)	63,831	63,843
SLM Student Loan Trust,
Series 04-4 A3
5.467%, 10/25/13 (l)	17,282	17,294
Series 06-8 A1
5.392%, 4/25/12 (l)	200,000	199,969
Series 06-9 A1
5.345%, 10/25/12 (l)	300,000	299,953
Series 06-10 A1
5.323%, 7/25/13 (l)	200,000	200,000
Soundview Home Equity Loan Trust,
Series 05-OPT1 2A3
5.580%, 6/25/35 (l)	92,459	92,516
Series 06-1 A1
5.420%, 2/25/36 (l)	21,764	21,767
Series 06-EQ1 A1
5.370%, 10/25/36 (l)	361,595	361,601
Series 06-OPT1 2A1
5.420%, 3/25/36 (l)	73,136	73,146
Series 06-OPT5 2A1
5.350%, 7/25/36 (l)	431,330	431,357
Series 06-WF1 A1A
5.420%, 10/25/36 (l)	91,782	91,783
Structured Asset Investment Loan Trust,
Series 05-6 A7
5.440%, 7/25/35 (l)	24,073	24,076
Series 06-4 A3
5.370%, 7/25/36 (l)	73,197	73,198
Structured Asset Securities Corp.,
Series 02-HF1 A
5.640%, 1/25/33 (l)	2,155	2,160
Series 05-7XS 2A1A
4.900%, 4/25/35 (l)	248,784	240,413
Series 05-S7 A1
5.480%, 12/25/35 §(l)	268,758	268,790
Series 05-WF4 A2
5.430%, 11/25/35 (l)	115,428	115,445
Series 06-BC3 A2
5.370%, 10/25/36 (l)	371,114	371,147
Susquehanna Auto Lease Trust,
Series 06-1 A1
4.991%, 4/16/07 †§	8,304	8,396
Triad Auto Receivables Owner Trust,
Series 06-C A1
5.341%, 11/13/07	148,913	148,937
USAA Auto Owner Trust,
Series 06-1 A2
5.030%, 11/17/08	129,185	129,087
Wachovia Auto Loan Owner Trust,
Series 06-2A A1
5.358%, 11/9/07 §	73,960	73,967
Wachovia Auto Owner Trust,
Series 05-B A2
4.820%, 2/20/09	958,189	956,801
Washington Mutual Asset-Backed Certificates,
Series 06-HE5 2A1
5.410%, 10/25/36 (l)	2,038,029	2,037,393
Wells Fargo Home Equity Trust,
Series 06-3 A1
5.400%, 1/25/37 †(l)	1,800,000	1,802,538

		50,245,705

Non-Agency CMO (3.9%)
American Home Mortgage Investment Trust,
Series 05-2 5A2
5.500%, 9/25/35 (l)	80,206	80,212
Banc of America Funding Corp.,
Series 06-A 1A1
4.621%, 2/20/36 (l)	728,058	717,737
Bear Stearns Adjustable Rate Mortgage Trust,
Series 02-2 IIIA
6.785%, 6/25/31 (l)	1,336	1,329
Series 03-8 2A1
4.781%, 1/25/34 (l)	28,334	28,007
Series 03-8 4A1
4.636%, 1/25/34 (l)	62,891	62,706
Bear Stearns Asset-Backed Securities, Inc.
Series 06-IM1 A4
5.440%, 4/25/36 (l)	127,375	127,384
Bear Stearns Commercial Mortgage
Securities, Inc.,
Series 98-C1 A2
6.440%, 6/16/30	200,000	202,318
Citigroup Commercial Mortgage Trust,
Series 06-FL2 A1
5.420%, 11/15/36 †(l)	248,959	249,388
Citigroup Mortgage Loan Trust, Inc.,
Series 05-11 A1A
4.900%, 12/25/35 (l)	82,102	81,484
Series 05-11 A2A
4.700%, 12/25/35 (l)	899,717	886,686
Commercial Mortgage Pass Through Certificates,
Series 99-1 A2
6.455%, 5/15/32	194,584	197,021
Countrywide Alternative Loan Trust,
Series 03-J1 4A1
6.000%, 10/25/32	7,600	7,608
Series 05-61 2A1
5.630%, 12/25/35 (l)	66,109	66,263
Series 06-OA8 2A1
5.420%, 7/25/46 (l)	208,578	208,621
Series 06-OA12 A1A
5.430%, 9/20/46 (l)	333,804	333,674
Series 06-OA20 A1
5.500%, 1/25/46 †	200,000	200,345
Series 06-OA22 A1
5.510%, 2/25/47 †(l)	1,490,150	1,492,486
Countrywide Home Loan Mortgage Pass Through Trust,
Series 02-30 M
3.825%, 10/19/32 (l)	35,759	35,659

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
Series 03-HYB3 7A1
3.784%, 11/19/33 (l)	$76,087	$73,217
Series 04-7 5A2
5.620%, 5/25/34 (l)	3,591	3,592
Series 05-R2 1AF1
5.690%, 6/25/35 §(l)	69,406	69,274
CS First Boston Mortgage Securities Corp.,
Series 02-P1A A
5.679%, 3/25/32 §(l)	6,240	6,226
Series 02-P3A A1
5.900%, 8/25/33 †§(l)	22,812	22,880
Series 05-C6 A1
4.938%, 12/15/40	174,433	173,120
First Horizon Alternative Mortgage Securities,
Series 04-AA1 A1
4.752%, 6/25/34 (l)	149,052	148,009
Greenpoint Mortgage Funding Trust,
Series 05-AR5 1A1
5.620%, 11/25/45 (l)	154,527	154,763
Series 06-AR6 A1A
5.430%, 10/25/46 (l)	198,680	198,732
GS Mortgage Securities Corp. II,
Series 06-FL8A A1
5.420%, 6/6/20 §(l)	1,317,085	1,317,309
Harborview Mortgage Loan Trust,
Series 05-2 2A1A
5.570%, 5/19/35 (l)	100,379	100,604
Series 06-1 2A1A
5.590%, 3/19/37 (l)	285,063	285,439
Series 06-12 2A11
5.440%, 1/19/38 †(l)	199,685	200,029
Impac Secured Assets Corp.,
Series 06-4 A2A
5.400%, 1/25/37 (l)	195,491	195,490
MASTR Adjustable Rate Mortgages Trust,
Series 04-13 3A7
3.786%, 11/21/34 (l)	100,000	97,112
Mellon Residential Funding Corp.,
Series 00-TBC3 A1
5.790%, 12/15/30 (l)	78,597	78,896
Series 01-TBC1 A1
5.700%, 11/15/31 (l)	317,708	318,128
Merrill Lynch Floating Trust,
Series 06-1 A1
5.420%, 6/15/22 (b)(l)	90,782	90,782
Residential Accredit Loans, Inc.,
Series 05-QO1 A1
5.650%, 8/25/35 (l)	129,985	130,130
Securitized Asset Sales, Inc.,
Series 93-6 A5
7.612%, 11/26/23 (l)	3,952	3,938
Sequoia Mortgage Trust,
Series 10 2A1
5.730%, 10/20/27 (l)	59,818	59,871
Structured Adjustable Rate Mortgage Loan Trust,
Series 04-1 4A2
4.580%, 2/25/34 (l)	178,467	177,636
Series 04-19 2A1
6.227%, 1/25/35 †(l)	134,453	135,674
Structured Asset Mortgage Investments, Inc.,
Series 06-AR4 2A1
5.510%, 6/25/36 (l)	86,418	86,428
Series 06-AR7 A8
5.420%, 8/25/36 (l)	270,429	270,489
Structured Asset Securities Corp.,
Series 06-11 A1
5.345%, 10/25/35 †(l)	285,204	284,820
TBW Mortgage Backed Pass Through Certificates,
Series 06-4 A1B
5.450%, 9/25/36 (l)	78,772	78,792
Thornburg Mortgage Securities Trust,
Series 06-5 A1
5.440%, 8/25/36 (l)	759,449	758,028
Wachovia Bank Commercial Mortgage Trust,
Series 06-WL7A A1
5.440%, 9/15/21 §(l)	1,171,389	1,171,401
Washington Mutual, Inc.,
Series 02-AR2 A
5.596%, 2/27/34 (l)	19,636	19,678
Series 02-AR10 A6
4.816%, 10/25/32 (l)	5,594	5,565
Series 02-AR17 1A
6.027%, 11/25/42 (l)	58,315	58,524
Series 03-R1 A1
5.620%, 12/25/27 (l)	646,671	646,554
Series 05-AR11 A1B1
5.640%, 8/25/45 (l)	76,184	76,336
Series 05-AR13 A1A1
5.640%, 10/25/45 (l)	704,583	705,531
Series 05-AR15 A1A1
5.610%, 11/25/45 (l)	149,148	149,644
Series 06-AR3 A1A
5.827%, 2/25/46 †(l)	261,213	263,050
Series 06-AR7 3A
5.777%, 7/25/46 (l)	569,564	572,511
Series 06-AR15 2A
5.846%, 11/25/46 †(l)	98,401	98,968
Wells Fargo Mortgage Backed Securities Trust,
Series 04-S A1
3.539%, 9/25/34 (l)	158,871	153,671
Series 05-AR10 2A12
4.109%, 6/25/35 (l)	300,000	297,419

		14,717,188

Total Asset-Backed and Mortgage-Backed Securities.		64,962,893

Consumer Discretionary (0.3%)
Automobiles (0.1%)
DaimlerChrysler N.A. Holding Corp.
5.600%, 3/7/07 (l)	300,000	300,047
5.833%, 9/10/07 (l)	102,000	102,221

		402,268

Media (0.2%)
CSC Holdings, Inc.
7.875%, 12/15/07	600,000	607,500

Total Consumer Discretionary		1,009,768

Consumer Staples (0.3%)
Food & Staples Retailing (0.3%)
Wal-Mart Stores, Inc.
5.265%, 6/16/08 (l)	1,100,000	1,099,662

Total Consumer Staples		1,099,662

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
El Paso Corp.
7.750%, 1/15/32	25,000	27,375
El Paso Natural Gas Co.
8.375%, 6/15/32	50,000	60,547
El Paso Production Holding Co.
7.750%, 6/1/13	60,000	62,775
Pemex Project Funding Master Trust
8.000%, 11/15/11	50,000	55,000
8.625%, 2/1/22	25,000	30,900

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount		Value (Note 1)
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437%, 9/15/09 §		$30,210	$29,434
Tennessee Gas Pipeline Co.
8.375%, 6/15/32		150,000	182,280

Total Energy			448,311

Financials (7.2%)
Capital Markets (1.3%)
Goldman Sachs Group, Inc.
5.406%, 12/23/08 (l)		1,800,000	1,799,730
Lehman Brothers Holdings, Inc.
5.400%, 11/24/08 (l)		100,000	100,015
5.415%, 12/23/08 (l)		1,800,000	1,799,728
Merrill Lynch & Co., Inc.
5.414%, 10/23/08 (l)		800,000	800,121
Morgan Stanley
5.390%, 11/21/08 (l)		300,000	299,988

			4,799,582

Commercial Banks (3.0%)
Bank of Ireland
5.375%, 12/19/08 (l)		2,500,000	2,499,655
5.415%, 12/18/09 (l)		400,000	399,153
Charter One Bank N.A.
5.430%, 4/24/09 (l)		2,100,000	2,101,377
Commonwealth Bank of Australia
5.360%, 6/8/09 §(l)		100,000	100,005
DnB NOR Bank ASA
5.443%, 10/13/09 §(l)		400,000	399,858
HSBC Capital Funding LP
10.176%, 12/31/49 §(l)		100,000	147,763
HSBC Holdings plc
5.375%, 12/20/12	EUR	120,000	167,193
Rabobank Capital Funding II
5.260%, 12/31/49 §(l)		$100,000	97,795
Rabobank Capital Funding Trust III
5.254%, 12/31/49 §(l)		120,000	115,699
Rabobank Nederland
5.394%, 1/15/09 §(l)		200,000	200,032
Royal Bank of Scotland plc
5.424%, 7/21/08 §(l)		100,000	100,061
Santander U.S. Debt
S. A. Unipersonal
5.375%, 9/21/07 §(l)		100,000	100,081
5.425%, 9/19/08 §(l)		100,000	100,126
5.426%, 11/20/09 §(l)		1,800,000	1,799,811
UniCredito Luxembourg Finance S.A.
5.426%, 10/24/08 §(l)		500,000	499,987
Wachovia Bank N.A.
5.440%, 12/2/10 (l)		600,000	600,250
Westpac Banking Corp.
5.310%, 6/6/08 (l)		1,800,000	1,799,741

			11,228,587

Consumer Finance (0.4%)
Ford Motor Credit Co.
6.315%, 3/21/07 (l)		700,000	699,859
7.875%, 6/15/10		700,000	705,814

			1,405,673

Diversified Financial Services (2.5%)
Atlantic & Western Reinsurance Ltd.
Series A,
11.360%, 1/9/07 §(l)		500,000	499,650
Series B
11.610%, 1/9/09 §(l)		300,000	289,266
Atlas Reinsurance plc
7.717%, 1/10/10 †(b)	EUR	3,400,000	4,468,989
Bank of America N.A.
5.361%, 12/18/08 (l)		$1,800,000	1,799,069
C10 Capital SPV Ltd.
6.722%, 12/31/49 †§(l)		200,000	200,219
Citigroup, Inc.
5.421%, 5/2/08 (l)		200,000	200,251
5.406%, 12/26/08 (l)		400,000	400,227
5.416%, 1/30/09 (l)		200,000	200,066
General Electric Capital Corp.
5.380%, 10/24/08 (l)		300,000	300,096
5.396%, 12/12/08 (l)		200,000	200,155
5.410%, 10/26/09 (l)		300,000	299,884
JPMorgan Chase & Co.
5.400%, 6/26/09 (l)		200,000	200,074
Petroleum Export Ltd.
5.265%, 6/15/11 §		88,935	86,513
Racers,
Series 97-R-8-3
5.674%, 8/15/07 †(b)(l)		200,000	200,718
Vita Capital III Ltd.
6.486%, 1/1/12 †(b)(l)		300,000	299,925

			9,645,102

Total Financials			27,078,944

Government Securities (127.4%)
Agency ABS (0.1%)
Federal Home Loan Mortgage Corp.
5.610%, 8/25/31 (l)		24,453	24,562
Small Business Administration Participation Certificates,
Series 03-20I 1
5.130%, 9/1/23		40,127	40,016
Series 04-20C 1
4.340%, 3/1/24		250,715	238,982
Series 05-20B 1
4.625%, 2/1/25		271,811	262,493

			566,053

Agency CMO (1.3%)
Federal Home Loan Mortgage Corp.
4.500%, 5/15/17		156,114	152,839
5.000%, 1/15/18		312,482	309,771
5.000%, 8/15/20		1,800,000	1,778,944
4.000%, 3/15/23		85,444	84,602
4.000%, 10/15/23		142,372	140,016
6.500%, 4/15/29		75,663	77,345
5.700%, 12/15/29 (l)		9,912	9,940
5.700%, 12/15/30 (l)		107,660	107,830
6.500%, 7/25/43		22,238	22,701
5.958%, 10/25/44 (l)		50,000	50,251
5.958%, 2/25/45 (l)		875,799	874,136
Federal National Mortgage Association
4.677%, 5/25/35 (l)		600,000	592,174
5.410%, 12/25/36 (l)		194,778	194,208
5.700%, 5/25/42 (l)		83,844	84,082
5.950%, 2/25/44		354,484	353,837

			4,832,676

Foreign Governments (3.3%)
Bundesobligation
4.000%, 2/16/07	EUR	7,900,000	10,421,348
Export-Import Bank of China
5.250%, 7/29/14 §		$150,000	148,721
Government of France
4.000%, 4/25/55	EUR	200,000	260,012
Hong Kong Government International Bond
5.125%, 8/1/14 §		$250,000	249,788
Kingdom of Spain
4.200%, 1/31/37	EUR	100,000	133,210
Republic of Italy
3.800%, 3/27/08	JPY	64,000,000	556,899

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount		Value (Note 1)
Republic of Panama
9.625%, 2/8/11		$75,000	$86,231
Republic of South Africa
5.250%, 5/16/13	EUR	50,000	68,020
6.500%, 6/2/14		$100,000	105,125
Ukraine Government International Bond
11.000%, 3/15/07 (b)(m)		23,340	23,567
United Mexican States
8.300%, 8/15/31		88,000	112,508
6.750%, 9/27/34		100,000	108,000

			12,273,429

Municipal Bonds (0.1%)
Golden State Tobacco Securitization Corp.
6.750%, 6/1/39		40,000	45,820
7.900%, 6/1/42		25,000	30,589
New York City Municipal Water Finance Authority
5.000%, 6/15/35		160,000	166,976
4.750%, 6/15/38		100,000	102,913
Tobacco Settlement Financing Corp./New Jersey
6.375%, 6/1/32		95,000	106,551
6.000%, 6/1/37		70,000	75,879

			528,728

U.S. Government Agencies (11.5%)
Federal Home Loan Bank
5.500%, 6/30/08		1,800,000	1,800,360
Federal Home Loan Mortgage Corp.
5.500%, 6/12/08		5,100,000	5,100,500
7.393%, 11/1/23 (l)		29,616	29,803
4.560%, 1/1/34 (l)		159,677	157,448
Federal National Mortgage Association
5.000%, 1/1/17		52,849	52,150
5.000%, 2/1/18		295,793	291,440
5.000%, 8/1/18		335,398	330,463
5.000%, 9/1/18		174,087	171,525
5.000%, 10/1/18		129,491	127,586
5.000%, 8/1/19		38,232	37,627
6.000%, 6/1/31		58,637	59,211
6.000%, 2/1/32		43,812	44,241
5.500%, 7/1/34		370,608	366,635
4.190%, 11/1/34 (l)		871,319	862,993
4.693%, 1/1/35 (l)		124,343	122,970
4.565%, 7/1/35 (l)		858,109	854,760
5.500%, 9/1/35		165,478	163,588
5.000%, 3/1/36		1,035,973	1,000,482
6.000%, 9/1/36		1,145,139	1,152,893
6.000%, 10/1/36		4,397,771	4,427,547
6.000%, 11/1/36		540,814	544,476
5.958%, 3/1/44 (l)		1,957,063	1,969,115
5.958%, 7/1/44 (l)		46,381	46,714
5.958%, 10/1/44 (l)		97,556	98,323
5.500%, 1/25/37 TBA		12,000,000	11,857,500
6.000%, 1/25/37 TBA		10,800,000	10,870,869
Government National Mortgage Association
6.000%, 8/15/32		157,247	159,658
6.000%, 2/15/33		192,582	195,456
6.000%, 10/15/33		21,127	21,442
6.000%, 1/15/34		65,360	66,310
Small Business Administration
4.504%, 2/1/14		116,742	113,147

			43,097,232

U.S. Treasuries (111.1%)
U.S. Treasury Bonds
4.500%, 2/15/36		1,200,000	1,141,125
Inflation Indexed
2.375%, 1/15/25		36,624,895	36,463,233
2.000%, 1/15/26		13,913,309	13,085,036
3.625%, 4/15/28		31,530,125	38,068,937
3.875%, 4/15/29		7,479,393	9,418,777
U.S. Treasury Notes
4.500%, 2/28/11		200,000	198,523
4.500%, 11/15/15		400,000	393,844
Inflation Indexed
3.375%, 1/15/07		9,945,216	9,921,908
3.625%, 1/15/08		27,200,514	27,490,580
3.875%, 1/15/09		9,955,953	10,229,742
4.250%, 1/15/10		14,231,850	14,979,022
0.875%, 4/15/10		72,904,240	69,116,646
3.500%, 1/15/11		28,144,017	29,298,372
2.375%, 4/15/11		814,408	811,163
3.000%, 7/15/12		28,138,857	28,957,754
1.875%, 7/15/13		7,792,108	7,527,909
2.000%, 1/15/14		1,199,979	1,165,667
2.000%, 7/15/14		24,701,754	23,975,176
1.875%, 7/15/15		56,166,918	53,825,881
2.000%, 1/15/16		28,131,289	27,162,082
2.500%, 7/15/16		13,973,400	14,079,290

			417,310,667

Total Government Securities			478,608,785

Industrials (0.0%)
Airlines (0.0%)
United Air Lines, Inc.,
Series 01-1
6.602%, 9/1/13		33,282	33,740

Total Industrials			33,740

Materials (0.1%)
Chemicals (0.1%)
Nalco Co.
8.875%, 11/15/13^		200,000	211,750

Containers & Packaging (0.0%)
Packaging Corp. of America
4.375%, 8/1/08		143,000	140,402

Total Materials			352,152

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.1%)
Deutsche Telekom International Finance B.V.
8.125%, 5/29/12	EUR	76,000	116,907
France Telecom S.A.
6.750%, 3/14/08 (b)(m)		139,000	188,783

			305,690

Wireless Telecommunication Services (0.5%)
America Movil S.A. de C.V.
5.466%, 6/27/08 †(b)(l)		$1,800,000	1,798,741
American Cellular Corp., Series B
10.000%, 8/1/11		60,000	63,450
Nextel Communications, Inc., Series D
7.375%, 8/1/15		60,000	61,526

			1,923,717

Total Telecommunication Services			2,229,407

Utilities (0.1%)
Electric Utilities (0.1%)
Nevada Power Co., Series L
5.875%, 1/15/15		150,000	149,306

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount		Value (Note 1)
Gas Utilities (0.0%)
Sonat, Inc.
7.625%, 7/15/11		$35,000	$37,100

Multi-Utilities (0.0%)
NiSource Finance Corp.
5.940%, 11/23/09 (l)		100,000	100,029

Total Utilities			286,435

Total Long-Term Debt Securities (153.4%) (Cost $586,231,086)			576,110,097

SHORT-TERM INVESTMENTS:
Commercial Paper (27.1%)
Abbey National North America LLC
5.15%, 1/8/07 (p)		10,700,000	10,687,763
ABN Amro N.A. Financial, Inc.
5.25%, 1/12/07 (p)		10,000,000	9,982,534
Bank of America Corp.
5.36%, 1/12/07 (p)		1,000,000	998,218
5.05%, 3/1/07 (p)		9,700,000	9,618,997
DaimlerChrysler N.A. Holding Corp.
5.48%, 6/22/07 (p)		1,800,000	1,753,776
Danske Corp.
507%, 1/18/07 (n)(p)		1,800,000	1,795,448
5.14%, 3/12/07 (b)(p)		9,000,000	8,909,730
General Electric Capital Corp.
5.16%, 1/16/07 (p)		7,300,000	7,283,284
5.18%, 2/9/07 (p)		2,900,000	2,883,398
ING U.S. Funding LLC
5.15%, 1/8/07 (p)		8,000,000	7,990,851
Nordea North America, Inc./Delaware
5.18%, 1/8/07 (p)		9,900,000	9,888,613
Skandinaviska Enskilda Banken AB
5.15%, 3/5/07 (b)(p)		3,400,000	3,369,162
Societe Generale North America, Inc.
5.15%, 1/8/07 (p)		1,900,000	1,897,827
5.02%, 3/1/07 (p)		500,000	495,849
Spintab AB
5.15%, 2/15/07 (p)		1,700,000	1,688,885
Time Warner Cable, Inc.
5.43%, 4/12/07 (b)(p)		1,000,000	984,860
Time Warner Entertainment, Inc.
5.32%, 1/25/07 (n)(p)		2,800,000	2,789,695
UBS Finance Delaware LLC
5.13%, 3/8/07 (p)		6,000,000	5,943,240
5.24%, 6/12/07 (p)		3,800,000	3,711,916
Westpac Banking Corp.
4.99%, 1/17/07 (n)(p)		5,600,000	5,586,844
5.17%, 3/29/07 (n)(p)		3,700,000	3,653,824

Total Commercial Paper			101,914,714

Government Securities (31.0%)
Dutch Treasury Certificates
3.20%, 2/28/07 (p)	EUR	11,800,000	15,478,951
Federal Home Loan Bank
4.90%, 1/24/07 (o)(p)		$9,700,000	9,668,396
Federal Home Loan Mortgage Corp.
5.16%, 1/9/07 (o)(p)		1,700,000	1,697,811
5.07%, 2/16/07 (o)(p)		900,000	894,083
Federal National Mortgage Association
4.87%, 1/3/07 (o)(p)		24,700,000	24,689,980
4.87%, 1/10/07 (o)(p)		19,400,000	19,373,766
4.89%, 1/17/07 (o)(p)		16,900,000	16,861,072
4.90%, 1/24/07^(o)(p)		7,400,000	7,375,890
4.92%, 1/31/07 (o)(p)		8,000,000	7,966,269
4.90%, 2/14/07 (o)(p)		4,600,000	4,572,008
4.96%, 3/14/07 (o)(p)		400,000	396,018
German Treasury Bills
3.20%, 2/14/07 (p)	EUR	5,230,000	$6,869,066
U.S. Treasury Bills
4.68%, 3/15/07 #(p)		$600,000	594,278

Total Government Securities			116,437,588

Short-Term Investments of Cash Collateral for Securities Loaned (2.0%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)		7,327,400	7,327,400

Time Deposit (1.1%)
JPMorgan Chase Nassau
4.75%, 1/2/07		4,144,036	4,144,036

Total Short-Term Investments (61.2%) (Cost/Amortized Cost $ 229,787,098)			229,823,738

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
U.S. Treasury Bond
March 2007 @ $124.00*		274	4,281

Put Options Purchased (0.0%)
EURO Dollar Futures
March 2007 @ $92.00*		405	2,531
U.S. 10 Year Treasury Note Futures
March 2007 @$103.00*		150	2,344
U.S. Treasury Notes Inflation Indexed
January 2007 @$89.00*		30,000,000	—
January 2007 @$86.00*		7,000,000	—
January 2007 @$77.00*		34,000,000	—
February 2007 @$66.00*		20,000,000	—
March 2007 @$86.00*		20,000,000	—
March 2007 @$90.00*		10,000,000	—
March 2007 @$90.00*		30,000,000	—

			4,875

Total Options Purchased (0.0%) (Cost $47,241)			9,156

Total Investments before Options Written (214.6%) (Cost/Amortized Cost $816,065,425)			805,942,991

OPTIONS WRITTEN:
Call Options Written (-0.0%)
U.S. Treasury Bonds
March 2007 @ $115.00*		(115)	(17,969)

Put Options Written (-0.0%)
U.S. Treasury Bonds
March 2007 @ $110.00*		(115)	(59,297)

Total Options Written (-0.0%) (Premiums Received $123,237)			(77,266)

Total Investments after Options Written (214.6%) (Cost/Amortized Cost $815,942,188)			805,865,725
Other Assets Less Liabilities (-114.6%)			(430,361,392)

Net Assets (100%)			$375,504,333

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $18,935,719 or 5.04% of net assets) valued at fair value.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $8,334,703 or 2.22% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ABS — Asset Backed Security

CMO — Collateralized Mortgage Obligation

EUR — European Currency Unit

JPY — Japanese Yen

TBA — Security is subject to delayed delivery.

At December 31, 2006 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/06	Unrealized Appreciation/ (Depreciation)
EURODollar	51	June-07	$12,112,500	$12,083,175	$(29,325)
EURODollar	105	September-07	24,940,125	24,915,187	(24,938)
EURODollar	105	December-07	24,938,812	24,950,625	11,813
EURODollar	105	March-08	24,937,500	24,966,375	28,875
U.S. 10 Year Treasury Notes	150	March-07	16,272,242	16,120,312	(151,930)

					$(165,505)

Sales
U.S. Treasury Bonds	274	March-07	$31,066,650	$30,533,875	$532,775
U.S. 5 Year Treasury Notes	34	March-07	3,596,031	3,572,125	23,906

					$556,681

					$391,176

At December 31, 2006, the Portfolio had loaned securities with a total value of $7,191,597. This was secured by collateral of $7,327,400 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

At December 31, 2006 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
European Union, expiring 1/23/07	5,860	$7,821,735	$7,734,712	$(87,023)
Japanese Yen, expiring 1/25/07	175,653	1,491,359	1,478,458	(12,901)
Japanese Yen, expiring 2/15/07	818,148	7,014,361	6,905,053	(109,308)

				$(209,232)

Foreign Currency Sell Contracts
European Union, expiring 1/10/07	29,883	$38,003,825	$39,417,171	$(1,413,346)
European Union, expiring 1/10/07	8,133	10,363,036	10,727,734	(364,798)
European Union, expiring 1/23/07	5,200	6,892,361	6,863,567	28,794
European Union, expiring 1/23/07	3,400	4,450,974	4,487,717	(36,743)
European Union, expiring 1/23/07	306	402,562	403,894	(1,332)
European Union, expiring 1/23/07	612	805,368	807,789	(2,421)
European Union, expiring 1/23/07	11,800	15,523,136	15,575,017	(51,881)
Japanese Yen, expiring 1/25/07	47,969	405,000	403,748	1,252
Japanese Yen, expiring 1/25/07	47,965	405,000	403,718	1,282
Japanese Yen, expiring 1/25/07	96,054	811,000	808,479	2,521
Japanese Yen, expiring 1/25/07	47,969	405,000	403,750	1,250

				$(1,835,422)

				$(2,044,654)

Options written for the year ended December 31, 2006 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2006	52	$10,800
Options Written	5,901,048	277,162
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(5,900,870)	(164,725)
Options Exercised	—	—

Options Outstanding—December 31, 2006	230	$123,237

At December 31, 2006, the Portfolio had Forward Volatility Agreements as follows:

Description	Contract Amount	Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Japanese Yen FXV Lock 8.55% USD †	$6,500,000	$—	$(65,325)	$(65,325)
Japanese Yen FXV Lock 8.50% USD †	900,000	—	(8,712)	(8,712)

____________
† Securities valued at fair value.				$(74,037)

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$305,440,551
Long-term U.S. Treasury securities	4,163,483,897

$4,468,924,448

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$207,762,612
Long-term U.S. Treasury securities	3,958,513,038

$4,166,275,650

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$663,187
Aggregate gross unrealized depreciation	(14,389,893)

Net unrealized depreciation	$(13,726,706)

Federal income tax cost of investments	$819,669,697

At December 31, 2006, the Portfolio had loaned securities with a total value of $7,191,597. This was secured by collateral of $7,327,400 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $3,716,976 which expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (40.3%)
Asset-Backed Securities (27.7%)
Advanta Business Card Master Trust,
Series 05-A3 A3
4.700%, 10/20/11	$15,000,000	$14,887,205
Aegis Asset Backed Securities Trust,
Series 06-1 A1
5.400%, 1/25/37 (l)	12,465,262	12,464,384
AmeriCredit Automobile Receivables Trust,
Series 05-DA A3
4.870%, 12/6/10	14,350,000	14,284,149
Amresco Residential Securities Mortgage Loan Trust,
Series 98-2 M1F
6.745%, 6/25/28	54,052	53,845
Asset Backed Funding Certificates,
Series 01-AQ1 M1
6.863%, 5/20/32	152,838	152,364
Atherton Franchisee Loan Funding,
Series 98-A A2
6.720%, 5/15/20 §	23,310	23,303
Banc of America Securities Auto Trust,
Series 06-G1 A3
5.180%, 6/18/10	17,850,000	17,858,054
Bank of America Credit Card Trust,
Series 06-A16 A16
4.720%, 5/15/13	15,475,000	15,298,492
Capital Auto Receivables Asset Trust,
Series 04-2 C
4.160%, 1/15/10	3,665,000	3,607,403
Capital One Master Trust,
Series 98-1 A
6.310%, 6/15/11	24,000,000	24,327,727
Capital One Multi-Asset Execution Trust,
Series 03-C1 C1
7.900%, 3/15/11 (l)	250,000	257,203
Carmax Auto Owner Trust,
Series 05-2 A3
4.210%, 1/15/10	10,400,000	10,303,808
Centex Home Equity,
Series 04-D MV3
6.350%, 9/25/34 (l)	250,000	252,266
Chase Manhattan Auto Owner Trust,
Series 06-B A4
5.110%, 4/15/14	11,950,000	11,971,349
CIT Equipment Collateral,
Series 05-EF1 A3
4.420%, 5/20/09	7,000,000	6,954,784
Citibank Credit Card Issuance Trust,
Series 02-C3 C3
6.500%, 12/15/09 (l)	250,000	252,031
Series 03-A3 A3
3.100%, 3/10/10	11,375,000	11,092,329
Series 05-B1 B1
4.400%, 9/15/10	17,750,000	17,494,666
Series 05-C5 C5
4.950%, 10/25/10	15,400,000	15,277,241
CNH Equipment Trust,
Series 06-A A3
5.200%, 8/16/10	17,300,000	17,309,849
Countrywide Asset-Backed Certificates,
Series 06-20 2A1
4.774%, 4/25/37 (l)	16,163,242	16,163,497
Daimler Chrysler Auto Trust,
Series 06-B A3
5.330%, 8/8/10	13,500,000	13,527,396
Series 06-C A3
5.020%, 7/8/10	17,300,000	17,264,577
Series 06-D A3
4.980%, 2/8/11	18,275,000	18,218,196
Discover Card Master Trust I,
Series 03-2 B
3.850%, 8/15/10	15,000,000	14,741,489
DVI Receivables Corp.,
Series 03-1 D1
7.300%, 3/14/11 (l) †	160,268	—
Ford Credit Auto Owner Trust,
Series 05-A A4
3.720%, 10/15/09	4,400,000	4,328,073
Series 05-C A3
4.300%, 8/15/09	18,065,000	17,905,974
Fremont Home Loan Trust,
Series 05-E 2A2
5.520%, 1/25/36 (l)	12,950,000	12,954,189
GCO Slims Trust,
Series 06-1A
5.720%, 3/1/22 (b).	9,076,980	8,998,974
Harley-Davidson Motorcycle Trust,
Series 06-2 A2
5.350%, 3/15/13	24,000,000	24,115,178
Honda Auto Receivables Owner Trust,
Series 03-3 A4
2.770%, 11/21/08	4,538,890	4,524,197
Household Automotive Trust,
Series 03-1 A4
2.220%, 11/17/09	8,153,721	8,073,334
Series 05-2 A3
4.370%, 5/17/10	6,500,000	6,449,992
Lehman ABS Manufactured Housing Contract,
Series 02-A A
5.800%, 6/15/33 (l)	54,035	54,014
Long Beach Auto Receivables Trust,
Series 05-A A3
4.080%, 6/15/10	16,343,910	16,247,059
MBNA Credit Card Master Note Trust,
Series 02-B1 B1
5.150%, 7/15/09	3,605,000	3,604,892
Series 05-A7 A7
4.300%, 2/15/11	24,700,000	24,376,240
Morgan Stanley ABS Capital I,
Series 04-HE4 M3
6.850%, 5/25/34 (l)	200,000	200,002
National City Auto Receivables Trust,
Series 04-A A4
2.880%, 5/15/11	32,221,500	31,614,267
Nissan Auto Lease Trust,
Series 05-A A3
4.700%, 10/15/08	14,000,000	13,951,897
Nissan Auto Receivables Owner Trust,
Series 06-B A3
5.160%, 2/15/10	12,150,000	12,133,646
Onyx Acceptance Grantor Trust,
Series 05-B A3
4.180%, 3/15/10	4,423,020	4,387,106
Triad Auto Receivables Owner Trust,
Series 04-A A4
2.500%, 9/13/10	8,359,724	8,176,578

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
USAA Auto Owner Trust,
Series 06-1 A3
5.010%, 9/15/10	$10,500,000	$10,476,471
WFS Financial Owner Trust,
Series 04-1 A4
2.810%, 8/22/11	11,668,195	11,470,567
World Omni Auto Receivables Trust,
Series 05-A A4
3.820%, 11/12/11	19,450,000	19,055,684

		517,135,941

Non-Agency CMO (12.6%)
Banc of America Commercial Mortgage, Inc.,
Series 04-5 A2
4.176%, 11/10/41	12,000,000	11,691,361
Banc of America Funding Corp.,
Series 06-I 1A1
4.580%, 12/20/36 (l)	13,465,358	13,265,481
Banc of America Mortgage Securities Inc.,
Series 03-I 1A1
5.673%, 10/25/33 (l)	125,419	127,140
Series 04-C 2A1
3.709%, 4/25/34 (l)	22,042,107	21,452,855
Commercial Mortgage Acceptance Corp.,
Series 99-C1 A2
7.030%, 6/15/31	10,719,914	11,048,545
Countrywide Alternative Loan Trust,
Series 06-OC9 A1
5.395%, 12/25/36 (l)	13,711,850	13,716,378
Credit Suisse Mortgage Capital Certificates,
Series 06-C3 A1
4.991%, 6/15/38	16,253,595	16,131,227
DLJ Commercial Mortgage Corp.,
Series 98-CG1 A1B
6.410%, 6/10/31	11,508,337	11,612,664
First Horizon Asset Securities, Inc.,
Series 03-AR4 2A1
4.430%, 12/25/33 (l)	15,274,564	15,163,303
GE Capital Commercial Mortgage Corp.,
Series 01-2 A2
5.850%, 8/11/33	15,543,958	15,624,336
GMAC Commercial Mortgage Securities, Inc.,
Series 99-C1 A2
6.175%, 5/15/33^	11,593,895	11,735,629
Greenwich Capital Commercial Funding Corp.,
Series 02-C1 A1
3.357%, 1/11/13	8,535,991	8,398,363
GS Mortgage Securities Corp. II,
Series 05-GG4 A1P
5.285%, 7/10/39	8,711,677	8,708,210
Nomura Asset Securities Corp.,
Series 98-D6 A1B
6.590%, 3/15/30	16,359,689	16,556,468
Residential Accredit Loans, Inc.,
Series 06-QA9 A1
5.500%, 11/25/36 (l)	14,938,671	14,912,246
Residential Funding Mortgage Securities I,
Series 05-SA2 1A
4.691%, 6/25/35	15,308,312	15,354,685
Washington Mutual, Inc.,
Series 03-AR5 A6
3.695%, 6/25/33 (l)	15,000,000	14,677,233
Series 03-AR10 A4
4.062%, 10/25/33 (l)	2,901,230	2,873,836
Series 04-AR1 A
4.229%, 3/25/34 (l)	11,818,718	11,610,064

		234,660,024

Total Asset-Backed and Mortgage-Backed Securities		751,795,965

Consumer Discretionary (0.3%)
Automobiles (0.3%)
DaimlerChrysler N.A. Holding Corp.
4.050%, 6/4/08	6,300,000	6,165,413

Total Consumer Discretionary		6,165,413

Energy (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
Anadarko Petroleum Corp.
3.250%, 5/1/08	6,925,000	6,711,190
Ocean Energy, Inc.
4.375%, 10/1/07	6,650,000	6,597,791
Valero Energy Corp.
3.500%, 4/1/09	6,650,000	6,386,115

Total Energy		19,695,096

Financials (7.7%)
Capital Markets (0.7%)
Goldman Sachs Group, Inc.
3.875%, 1/15/09	12,600,000	12,274,605

Commercial Banks (2.4%)
Bank One N.A./Illinois
3.700%, 1/15/08	14,250,000	14,021,045
U.S. Bancorp
3.125%, 3/15/08	15,000,000	14,614,860
Wachovia Bank N.A.
5.800%, 12/1/08	8,250,000	8,336,287
Wells Fargo & Co.
3.500%, 4/4/08^	7,750,000	7,589,521

		44,561,713

Consumer Finance (0.6%)
HSBC Finance Corp.
5.875%, 2/1/09^	11,650,000	11,817,131

Diversified Financial Services (2.2%)
Bank of America Corp.
3.875%, 1/15/08^	11,200,000	11,031,048
Citigroup, Inc.
4.200%, 12/20/07	11,900,000	11,773,634
General Electric Capital Corp.
4.125%, 9/1/09	19,585,000	19,095,316

		41,899,998

Insurance (1.2%)
American International Group, Inc.
2.875%, 5/15/08	13,300,000	12,868,042
Protective Life Secured Trusts
3.700%, 11/24/08	9,650,000	9,377,571

		22,245,613

Real Estate Investment Trusts (REITs) (0.6%)
Simon Property Group LP (REIT)
6.375%, 11/15/07^	10,850,000	10,933,578

Total Financials		143,732,638

Government Securities (39.0%)
Agency CMO (4.3%)
Federal Home Loan Mortgage Corp.
5.500%, 6/15/26	25,790,000	25,912,443
6.000%, 4/15/27	24,758,119	24,974,367
Federal National Mortgage Association
5.500%, 6/25/30	28,414,579	28,472,363

		79,359,173

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Principal Amount	Value (Note 1)
U.S. Government Agencies (19.8%)
Federal Home Loan Bank
4.625%, 2/8/08^	$27,300,000	$27,133,306
3.375%, 2/15/08	13,550,000	13,280,531
Federal Home Loan Mortgage Corp.
4.775%, 5/1/35 (l)	17,341,880	17,172,056
4.775%, 9/1/35 (l)	16,312,896	16,116,512
Federal National Mortgage Association
3.250%, 1/15/08	42,000,000	41,180,622
5.500%, 12/1/17	14,838,892	14,874,303
5.500%, 9/1/19	23,850,142	23,895,689
4.494%, 5/1/33 (l)	334,882	329,982
3.679%, 6/1/34 (l)	107,570	107,972
4.278%, 7/1/34 (l)	272,853	269,142
4.570%, 12/1/34 (l)	9,367,271	9,261,853
4.500%, 1/1/35 (l)	8,892,359	8,796,203
4.526%, 4/1/35 (l)	10,549,796	10,431,159
4.635%, 5/1/35 (l)	7,433,579	7,341,116
4.638%, 5/1/35 (l)	16,265,459	16,122,214
4.907%, 6/1/35 (l)	23,655,531	23,512,334
4.731%, 7/1/35 (l)	16,675,164	16,436,499
4.779%, 7/1/35 (l)	11,704,998	11,582,704
5.173%, 7/1/35 (l)	14,400,831	14,424,907
4.845%, 12/1/35 (l)	23,094,430	22,986,882
5.602%, 6/1/36 (l)	23,733,229	23,879,863
5.735%, 6/1/36 (l)	22,202,738	22,358,479
5.000%, 10/25/22 TBA	28,300,000	27,813,580

		369,307,908

U.S. Treasuries (14.9%)
U. S. Treasury Notes
6.125%, 8/15/07^	30,350,000	30,542,055
3.000%, 11/15/07^	7,900,000	7,764,531
3.750%, 5/15/08^	1,400,000	1,378,563
5.000%, 7/31/08^	23,130,000	23,167,956
3.125%, 9/15/08^	47,360,000	46,046,519
4.625%, 9/30/08^	91,620,000	91,279,999
4.875%, 10/31/08^	20,890,000	20,899,797
4.875%, 5/15/09^	11,560,000	11,585,293
4.875%, 8/15/09^	32,200,000	32,296,858
4.625%, 10/31/11^	13,970,000	13,919,247

		278,880,818

Total Government Securities		727,547,899

Health Care (0.4%)
Health Care Providers & Services (0.4%)
WellPoint, Inc.
3.750%, 12/14/07	6,800,000	6,692,669

Total Health Care		6,692,669

Industrials (2.2%)
Aerospace & Defense (1.0%)
Goodrich Corp.
7.500%, 4/15/08	11,525,000	11,757,379
Raytheon Co.
6.150%, 11/1/08	6,550,000	6,633,833

		18,391,212

Airlines (0.1%)
Southwest Airlines Co.
7.875%, 9/1/07	2,513,000	2,549,660

Industrial Conglomerates (0.4%)
Tyco International Group S.A.
6.125%, 1/15/09	6,575,000	6,672,277

Road & Rail (0.7%)
CSX Corp.
6.250%, 10/15/08	6,550,000	6,641,903
Norfolk Southern Corp.
6.000%, 4/30/08	6,600,000	6,651,962

		13,293,865

Total Industrials		40,907,014

Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.6%)
Deutsche Telekom International Finance B.V.
3.875%, 7/22/08	11,600,000	11,353,245

Wireless Telecommunication Services (0.5%)
Vodafone Group plc
3.950%, 1/30/08	10,000,000	9,850,540

Total Telecommunication Services		21,203,785

Utilities (0.9%)
Electric Utilities (0.9%)
Duke Energy Corp.
4.200%, 10/1/08	10,800,000	10,582,671
Ohio Edison Co.
4.000%, 5/1/08	6,650,000	6,526,184

Total Utilities		17,108,855

Total Long-Term Debt Securities (93.0%) (Cost $1,737,945,559)		1,734,849,334

SHORT-TERM INVESTMENTS:
Government Security (5.8%)
Federal Home Loan Bank
4.80%, 1/2/07 (o)(p)	108,700,000	108,671,012

Short-Term Investment of Cash Collateral for Securities Loaned (11.8%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	220,476,831	220,476,831

Time Deposit (2.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	37,308,177	37,308,177

Total Short-Term Investments (19.6%) (Cost/Amortized Cost $366,470,514)		366,456,020

Total Investments (112.6%) (Cost/Amortized Cost $2,104,416,073)		2,101,305,354
Other Assets Less Liabilities (-12.6%)		(234,640,179)

Net Assets (100%)		$1,866,665,175

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $0 or 0.00% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $23,303 or 0.0% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

CMO — Collateralized Mortgage Obligation

TBA — Security is subject to delayed delivery.

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,404,469,152
Long-term U.S. Treasury securities	700,431,803

$2,104,900,955

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$915,965,722
Long-term U.S. Treasury securities	616,990,930

$1,532,956,652

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,516,627
Aggregate gross unrealized depreciation	(5,663,956)

Net unrealized depreciation	$(3,147,329)

Federal income tax cost of investments	$2,104,452,683

At December 31, 2006, the Portfolio had loaned securities with a total value of $241,220,765. This was secured by collateral of $220,476,831 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $25,374,096 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $5,463,462 of which $348,305 expires in the year 2013, and $5,115,157 expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.2%)
Auto Components (0.0%)
Gentex Corp.^	39,650	$616,954

Automobiles (0.4%)
Monaco Coach Corp.^	118,400	1,676,544
Thor Industries, Inc.^	71,600	3,149,684
Winnebago Industries, Inc.^	67,900	2,234,589

		7,060,817

Diversified Consumer Services (0.9%)
Matthews International Corp., Class A^	356,100	14,012,535
Regis Corp.	86,000	3,400,440

		17,412,975

Hotels, Restaurants & Leisure (2.8%)
Bally Technologies, Inc.*	552,600	10,322,568
Bob Evans Farms, Inc.	15,100	516,722
CBRL Group, Inc.^	330,100	14,775,276
Rare Hospitality International, Inc.*^	389,100	12,813,063
WMS Industries, Inc.*^	414,000	14,432,040

		52,859,669

Household Durables (1.9%)
Basset Furniture Industries, Inc.	19,600	320,264
Ethan Allen Interiors, Inc.^	249,900	9,023,889
Hooker Furniture Corp.^	95,300	1,494,304
La-Z-Boy, Inc.^	119,400	1,417,278
M/I Homes, Inc.^	81,300	3,104,847
MDC Holdings, Inc.	20,000	1,141,000
Russ Berrie & Co., Inc.*^	33,300	514,485
Sealy Corp.^	1,352,400	19,947,900

		36,963,967

Leisure Equipment & Products (0.8%)
Brunswick Corp.	7,600	242,440
Polaris Industries, Inc.^	336,700	15,767,661

		16,010,101

Media (0.7%)
Arbitron, Inc.^	316,200	13,735,728

Multiline Retail (0.1%)
Tuesday Morning Corp.^	126,500	1,967,075

Specialty Retail (3.6%)
Christopher & Banks Corp.^	59,900	1,117,734
Finish Line, Inc., Class A^	906,100	12,939,108
Guitar Center, Inc.*^	515,100	23,416,446
HOT Topic, Inc.*^	91,800	1,224,612
Men’s Wearhouse, Inc.	27,900	1,067,454
Pacific Sunwear of California, Inc.*^	1,064,700	20,846,826
Pier 1 Imports, Inc.^	34,800	207,060
Stein Mart, Inc.^	346,800	4,598,568
West Marine, Inc.*^	116,100	2,005,047
Zale Corp.*^	14,400	406,224

		67,829,079

Textiles, Apparel & Luxury Goods (2.0%)
Brown Shoe Co., Inc.	65,800	3,141,292
Fossil, Inc.*^	629,500	14,214,110
Timberland Co., Class A*^	599,400	18,929,052
Warnaco Group, Inc.*^	79,400	2,015,172

		38,299,626

Total Consumer Discretionary		252,755,991

Consumer Staples (1.4%)
Food & Staples Retailing (0.1%)
Casey’s General Stores, Inc.^	92,300	2,173,665

Household Products (1.3%)
Central Garden & Pet Co.*^	513,500	24,863,670

Total Consumer Staples		27,037,335

Energy (5.4%)
Energy Equipment & Services (2.9%)
Atwood Oceanics, Inc.*^	18,300	896,151
Bristow Group, Inc.*	18,500	667,665
Complete Production Services, Inc.*	802,400	17,010,880
Global Industries Ltd.*	56,200	732,848
Hercules Offshore, Inc.*^	289,000	8,352,100
Lone Star Technologies, Inc.*	30,600	1,481,346
Oil States International, Inc.*	41,500	1,337,545
Rowan Cos., Inc.	22,800	756,960
Tidewater, Inc.	16,400	793,104
Unit Corp.*	14,700	712,215
W-H Energy Services, Inc.*^	464,900	22,635,981

		55,376,795

Oil, Gas & Consumable Fuels (2.5%)
Brigham Exploration Co.*^	1,868,000	13,655,080
Exploration Co. of Delaware, Inc.*	1,510,441	20,149,283
Foundation Coal Holdings, Inc.	255,700	8,121,032
Helix Energy Solutions Group, Inc.*	43,200	1,355,184
OMI Corp.^	50,100	1,060,617
Overseas Shipholding Group	27,900	1,570,770
Teekay Shipping Corp.	34,646	1,511,258

		47,423,224

Total Energy		102,800,019

Financials (29.1%)
Capital Markets (3.3%)
Penson Worldwide, Inc.*^	773,500	21,201,635
Waddell & Reed Financial, Inc.	1,534,800	41,992,128

		63,193,763

Commercial Banks (10.0%)
Bank of the Ozarks, Inc.^	773,800	25,581,828
Chemical Financial Corp.^	30,600	1,018,980
First Community Bancorp, Inc./California^	518,076	27,079,833
First Indiana Corp.^	24,700	626,392
Peoples Bancorp, Inc./Ohio^	33,000	980,100
Prosperity Bancshares, Inc.^	438,300	15,125,733
Provident Bankshares Corp.^	677,500	24,119,000
Sandy Spring Bancorp, Inc.^	273,400	10,438,412
Sterling Bancshares, Inc./Texas^	2,028,300	26,408,466
United Bankshares, Inc.^	791,600	30,595,340
Wintrust Financial Corp.^	598,800	28,754,376

		190,728,460

Insurance (5.1%)
American National Insurance Co.	9,400	1,072,634
Arch Capital Group Ltd.*	292,000	19,742,120
Arthur J. Gallagher & Co.^.	48,000	1,418,400
Aspen Insurance Holdings Ltd.^	1,281,400	33,777,704
Erie Indemnity Co., Class A	4,600	266,708
IPC Holdings Ltd.	74,800	2,352,460
Max Reinsurance Capital Ltd.^	607,400	15,075,668
Montpelier Reinsurance Holdings Ltd.	134,900	2,510,489
Protective Life Corp.	15,700	745,750
RLI Corp.^	330,450	18,643,989
Stancorp Financial Group, Inc.	21,200	955,060

		96,560,982

Real Estate Investment Trusts (REITs) (7.9%)
Arbor Realty Trust, Inc. (REIT)^	40,800	1,227,672

EQ ADVISORS TRUST

EQ/SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Ashford Hospitality Trust, Inc. (REIT)^	2,210,800	$27,524,460
BioMed Realty Trust, Inc. (REIT)	491,700	14,062,620
Brandywine Realty Trust (REIT)^	541,500	18,004,875
Cousins Properties, Inc. (REIT)	610,300	21,525,281
DCT Industrial Trust, Inc. (REIT)	1,042,000	12,295,600
Healthcare Realty Trust, Inc. (REIT)^	847,400	33,506,196
MFA Mortgage Investments, Inc. (REIT)	2,894,300	22,257,167

		150,403,871

Thrifts & Mortgage Finance (2.8%)
BankAtlantic Bancorp, Inc., Class A^	1,157,600	15,986,456
BankUnited Financial Corp., Class A^	741,400	20,729,544
Franklin Bank Corp./Texas*^	808,600	16,608,644

		53,324,644

Total Financials		554,211,720

Health Care (5.0%)
Health Care Equipment & Supplies (0.9%)
STERIS Corp.	61,000	1,535,370
Symmetry Medical, Inc.*^	946,700	13,092,861
West Pharmaceutical Services, Inc.	33,600	1,721,328

		16,349,559

Health Care Providers & Services (3.3%)
BioScrip, Inc.*^	849,600	2,939,616
Centene Corp.*^	607,200	14,918,904
Five Star Quality Care, Inc.*^‡	1,653,900	18,440,985
Hanger Orthopedic Group, Inc.*^‡	1,147,800	8,642,934
inVentive Health, Inc.*	90,540	3,200,589
LifePoint Hospitals, Inc.*	441,800	14,888,660

		63,031,688

Life Sciences Tools & Services (0.8%)
PharmaNet Development Group, Inc.*	667,200	14,725,104

Total Health Care		94,106,351

Industrials (16.5%)
Aerospace & Defense (2.5%)
Applied Signal Technology, Inc.^‡	860,400	12,097,224
DRS Technologies, Inc.	285,400	15,034,872
Ladish Co., Inc.*^	551,901	20,464,489

		47,596,585

Airlines (0.5%)
Alaska Air Group, Inc.*	204,700	8,085,650
SkyWest, Inc.	61,400	1,566,314

		9,651,964

Building Products (1.2%)
American Woodmark Corp.^	45,600	1,908,360
Apogee Enterprises, Inc.^	112,000	2,162,720
Builders FirstSource, Inc.*	180,300	3,214,749
Insteel Industries, Inc.^	683,300	12,155,907
Simpson Manufacturing Co., Inc.^	22,600	715,290
Universal Forest Products, Inc.^	62,500	2,913,750

		23,070,776

Commercial Services & Supplies (6.5%)
ABM Industries, Inc.^	68,900	1,564,719
Brady Corp., Class A	54,700	2,039,216
G&K Services, Inc., Class A^	705,200	27,425,228
John H. Harland Co.	482,500	24,221,500
Knoll, Inc.	884,400	19,456,800
Mine Safety Appliances Co.^	67,600	2,477,540
Navigant Consulting, Inc.*^	978,800	19,341,088
Waste Connections, Inc.*^	449,499	18,676,683
Watson Wyatt Worldwide, Inc., Class A	201,200	9,084,180

		124,286,954

Construction & Engineering (0.7%)
Perini Corp.*	450,900	13,878,702

Electrical Equipment (0.2%)
A.O. Smith Corp.^	21,100	792,516
Baldor Electric Co.^	7,300	243,966
Genlyte Group, Inc.*	18,600	1,452,846
Powell Industries, Inc.*^	21,100	666,127

		3,155,455

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	16,200	1,271,700
Teleflex, Inc.	26,300	1,697,928

		2,969,628

Machinery (3.3%)
Altra Holdings, Inc.*^	746,600	10,489,730
Astec Industries, Inc.*	6,700	235,170
Briggs & Stratton Corp.^	54,600	1,471,470
CIRCOR International, Inc.^	38,800	1,427,452
Columbus McKinnon Corp.*^	580,500	12,202,110
Graco, Inc.	62,300	2,468,326
Kennametal, Inc.	232,900	13,706,165
Mueller Industries, Inc.	87,500	2,773,750
Nordson Corp.	22,100	1,101,243
RBC Bearings, Inc.*^	404,557	11,594,604
Timken Co.	16,900	493,142
Wabash National Corp.^	199,100	3,006,410
Watts Water Technologies, Inc., Class A^	39,700	1,632,067

		62,601,639

Road & Rail (0.2%)
Dollar Thrifty Automotive Group, Inc.*^	23,300	1,062,713
Genesee & Wyoming, Inc.*^	71,600	1,878,784
Kansas City Southern, Inc.*	27,500	796,950

		3,738,447

Trading Companies & Distributors (1.2%)
Houston Wire & Cable Co.*^	589,000	12,310,100
United Rentals, Inc.*^	422,700	10,749,261

		23,059,361

Total Industrials		314,009,511

Information Technology (18.8%)
Communications Equipment (4.1%)
Avocent Corp.*^	711,200	24,074,120
C-COR, Inc.*^	934,400	10,409,216
Powerwave Technologies, Inc.*^	2,246,300	14,488,635
SafeNet, Inc.*^	1,204,331	28,831,684

		77,803,655

Computers & Peripherals (2.1%)
Avid Technology, Inc.*^	298,500	11,122,110
Diebold, Inc.	17,400	810,840
Emulex Corp.*	200,200	3,905,902
Komag, Inc.*^	645,700	24,459,116

		40,297,968

Electronic Equipment & Instruments (4.2%)
Benchmark Electronics, Inc.*^	502,150	12,232,374
Brightpoint, Inc.*	1,078,000	14,499,100
Coherent, Inc.*	293,100	9,253,167
CPI International, Inc.*‡	941,500	14,122,500
Mettler-Toledo International, Inc.*	24,300	1,916,055
Plexus Corp.*	548,300	13,093,404
TTM Technologies, Inc.*^	1,307,400	14,812,842

		79,929,442

EQ ADVISORS TRUST

EQ/SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
IT Services (2.1%)
Perot Systems Corp., Class A*^	1,098,700	$18,007,693
Wright Express Corp.*^	734,900	22,906,833

		40,914,526

Semiconductors & Semiconductor Equipment (4.7%)
Actel Corp.*^	831,300	15,096,408
Cohu, Inc.	91,300	1,840,608
Exar Corp.*^	996,900	12,959,700
FEI Co.*	741,800	19,561,266
LTX Corp.*	1,375,100	7,700,560
Microsemi Corp.*^	893,100	17,549,415
Semtech Corp.*	1,133,600	14,816,152

		89,524,109

Software (1.6%)
Agile Software Corp.*^	1,964,000	12,078,600
Secure Computing Corp.*	2,705,900	17,750,704

		29,829,304

Total Information Technology		358,299,004

Materials (3.4%)
Chemicals (0.4%)
Airgas, Inc.	44,300	1,795,036
Cabot Corp.	41,900	1,825,583
RPM International, Inc.	99,900	2,086,911
Westlake Chemical Corp.	46,100	1,446,618

		7,154,148

Containers & Packaging (0.3%)
AptarGroup, Inc.^	24,900	1,470,096
Silgan Holdings, Inc.^	107,100	4,703,832

		6,173,928

Metals & Mining (2.5%)
AMCOL International Corp.^	552,900	15,337,446
Cleveland-Cliffs, Inc.^	196,900	9,537,836
Gerdau Ameristeel Corp.^	140,500	1,253,260
Gibraltar Industries, Inc.^	96,300	2,264,013
Quanex Corp.^	397,900	13,763,361
Reliance Steel & Aluminum Co.	57,200	2,252,536
Steel Dynamics, Inc.	122,000	3,958,900

		48,367,352

Paper & Forest Products (0.2%)
Bowater, Inc.^	52,700	1,185,750
Glatfelter^	83,800	1,298,900
Mercer International, Inc.*^	79,200	940,104

		3,424,754

Total Materials		65,120,182

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
Alaska Communications Systems Group, Inc.^	710,050	10,785,660

Total Telecommunication Services		10,785,660

Utilities (2.0%)
Electric Utilities (0.4%)
Cleco Corp.	255,600	6,448,788
Sierra Pacific Resources*	66,400	1,117,512

		7,566,300

Gas Utilities (0.7%)
Atmos Energy Corp.	29,500	941,345
Energen Corp.	39,300	1,844,742
South Jersey Industries, Inc.^	308,300	10,300,303

		13,086,390

Multi-Utilities (0.9%)
Vectren Corp.^	641,200	18,133,136

Total Utilities		38,785,826

Total Common Stocks (95.4%) (Cost $1,687,442,062)		1,817,911,599

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (4.8%)
Federal Home Loan Mortgage Corp.
4.82%, 1/2/07 (o)(p)	$13,400,000	13,396,412
U.S. Treasury Bills
4.78%, 1/11/07 ^(p)	48,969,000	48,897,565
4.76%, 2/1/07 (p)	28,677,000	28,556,200

Total Government Securities		90,850,177

Short-Term Investments of Cash Collateral for Securities Loaned (9.7%)
Beta Finance, Inc.
5.37%, 1/31/08 (l)	4,000,000	4,000,000
5.38%, 3/10/08 (l)	9,997,615	9,997,615
Calyon/New York
5.37%, 10/14/08 (l)	9,996,184	9,996,184
Charta LLC
5.32%, 1/8/07	9,912,167	9,912,167
CIC N.Y.
5.34%, 5/29/07 (l)	5,000,000	5,000,000
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	4,000,000	4,000,000
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	9,954,017	9,954,017
Deutsche Bank AG/New York
5.41%, 1/22/08 (l)	10,000,000	10,000,000
Dexia Credit Local de France
5.34%, 4/13/07	10,000,000	10,000,000
Goldman Sachs Group, Inc.
5.45%, 12/28/07	10,000,000	10,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
New York Life Insurance Co.
5.43%, 3/29/07 (l)	9,000,000	9,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	67,737,090	67,737,089
Wachovia Bank N.A.
5.37%, 10/2/08 (l)	10,000,000	10,000,000
Wells Fargo & Co.
5.42%, 12/26/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		184,597,072

Time Deposit (0.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	126,778	126,778

Total Short-Term Investments (14.5%) (Cost/Amortized Cost $275,586,268)		275,574,027

Total Investments (109.9%) (Cost/Amortized Cost $1,963,028,330)		2,093,485,626
Other Assets Less Liabilities (-9.9%)		(188,989,369)

Net Assets (100%)		$1,904,496,257

EQ ADVISORS TRUST

EQ/SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

‡	Affiliated company as defined under the Investment Company Act of 1940.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investments in companies which were affiliates for the year ended December 31, 2006, were as follows:

Securities	Market Value December 31, 2005	Purchases at Cost	Sales at Cost	Market Value December 31, 2006	Dividend Income	Realized Gain (Loss)
Applied Signal Technology, Inc.	$14,636,960	$6,000,871	$3,668,783	$12,097,224	$276,600	$744,329
CPI International, Inc.	—	16,655,587	273,600	14,122,500	—	4,006
Five Star Quality Care, Inc.	—	17,524,177	138,445	18,440,985	—	(5,721)
Hanger Orthopedic Group, Inc.	6,738,942	—	259,953	8,642,934	—	(15,538)

	$21,375,902	$40,180,635	$4,340,781	$53,303,643	$276,600	$727,076

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,980,041,718
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,061,482,172

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$183,536,026
Aggregate gross unrealized depreciation	(57,218,882)

Net unrealized appreciation	$126,317,144

Federal income tax cost of investments	$1,967,168,482

At December 31, 2006, the Portfolio had loaned securities with a total value of $179,653,271. This was secured by collateral of $184,597,072 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (27.1%)
Auto Components (9.5%)
Delphi Corp.*	2,343,389	$8,951,746
Fuel Systems Solutions, Inc.*	288,234	6,364,206
Sauer-Danfoss, Inc.^	176,771	5,700,865
Spartan Motors, Inc.^	346,843	5,265,077

		26,281,894

Diversified Consumer Services (2.0%)
CPI Corp.	118,807	5,523,337
Jackson Hewitt Tax Service, Inc.	80	2,718
Laureate Education, Inc.*	70	3,404
Strayer Education, Inc.	50	5,303

		5,534,762

Hotels, Restaurants & Leisure (0.0%)
California Pizza Kitchen, Inc.*	200	6,662
Gaylord Entertainment Co.*	70	3,565
Great Wolf Resorts, Inc.*	680	9,493
Orient-Express Hotels Ltd.	240	11,357
Pinnacle Entertainment, Inc.*	30	994
Red Lion Hotels Corp.*	340	4,331
Town Sports International Holdings, Inc.*	360	5,933

		42,335

Household Durables (1.9%)
Kimball International, Inc., Class B	216,474	5,260,318

Internet & Catalog Retail (2.3%)
GSI Commerce, Inc.*	230	4,313
Priceline.com, Inc.*	330	14,391
Shutterfly, Inc.*	430	6,192
Systemax, Inc.*^	359,300	6,269,785
VistaPrint Ltd.*	350	11,588

		6,306,269

Leisure Equipment & Products (0.0%)
Pool Corp.	70	2,742

Media (2.1%)
Lodgenet Entertainment Corp.*	229,348	5,740,581

Specialty Retail (5.3%)
Books-A-Million, Inc.^	247,539	5,614,185
Build-A-Bear Workshop, Inc.*	110	3,082
Casual Male Retail Group, Inc.*^	369,821	4,826,164
Childrens Place Retail Stores, Inc.*	30	1,906
Guess?, Inc.*	40	2,537
Mothers Work, Inc.*	109,577	4,316,238
Wet Seal, Inc., Class A*	330	2,201
Zumiez, Inc.*	160	4,726

		14,771,039

Textiles, Apparel & Luxury Goods (4.0%)
Brown Shoe Co., Inc.	111,860	5,340,196
Carter’s, Inc.*	70	1,785
Skechers U.S.A., Inc., Class A*	177,168	5,901,466
Volcom, Inc.*	280	8,280

		11,251,727

Total Consumer Discretionary		75,191,667

Consumer Staples (1.9%)
Food & Staples Retailing (1.9%)
Ingles Markets, Inc., Class A^	177,268	5,280,814

Total Consumer Staples		5,280,814

Energy (6.0%)
Energy Equipment & Services (1.9%)
Hornbeck Offshore Services, Inc.*	210	7,497
Matrix Service Co.*	327,523	5,273,120
Tetra Technologies, Inc.*	270	6,907

		5,287,524

Oil, Gas & Consumable Fuels (4.1%)
Copano Energy LLC	81,786	4,878,535
Markwest Hydrocarbon, Inc.^	133,397	6,476,424
Petrohawk Energy Corp.*	680	7,820
VENOCO, Inc.*	230	4,039

		11,366,818

Total Energy		16,654,342

Financials (2.0%)
Capital Markets (2.0%)
GFI Group, Inc.*	50	3,113
Investment Technology Group, Inc.*	50	2,144
SWS Group, Inc.^	156,722	5,594,975

		5,600,232

Commercial Banks (0.0%)
Western Alliance Bancorp*	60	2,086

Insurance (0.0%)
First Mercury Financial Corp.*	200	4,704
Navigators Group, Inc.*	50	2,409
Tower Group, Inc.	150	4,661

		11,774

Total Financials		5,614,092

Health Care (0.1%)
Biotechnology (0.0%)
United Therapeutics Corp.*	60	3,262

Health Care Equipment & Supplies (0.1%)
American Medical Systems Holdings, Inc.*	340	6,297
Cutera, Inc.*	10	270
DexCom, Inc.*	370	3,648
DJO, Inc.*	260	11,133
Gen-Probe, Inc.*	50	2,619
Kyphon, Inc.*	220	8,888
Northstar Neuroscience, Inc.*	350	5,033
Spectranetics Corp.*	390	4,403
Symmetry Medical, Inc.*	340	4,702

		46,993

Health Care Providers & Services (0.0%)
inVentiv Health, Inc.*	340	12,019
Odyssey HealthCare, Inc.*	390	5,171
PSS World Medical, Inc.*	250	4,883

		22,073

Health Care Technology (0.0%)
TriZetto Group, Inc.*	210	3,858

Life Sciences Tools & Services (0.0%)
Caliper Life Sciences, Inc.*	600	3,432
Exelixis, Inc.*	410	3,690
Nektar Therapeutics*	550	8,366
PRA International*	220	5,559
Varian, Inc.*	190	8,510
Ventana Medical Systems, Inc.*	70	3,012

		32,569

Pharmaceuticals (0.0%)
Adams Respiratory Therapeutics, Inc.*	230	9,386
Sciele Pharma, Inc.*	320	7,680

		17,066

Total Health Care		125,821

Industrials (28.9%)
Aerospace & Defense (0.0%)
K&F Industries Holdings, Inc.*	80	1,817

Airlines (0.0%)
Airtran Holdings, Inc.*	390	4,579

EQ ADVISORS TRUST

EQ/SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Building Products (1.9%)
Ameron International Corp.^	67,393	$5,146,803

Commercial Services & Supplies (11.4%)
ACCO Brands Corp.*	220	5,824
Advisory Board Co.*	80	4,283
First Consulting Group, Inc.*	442,475	6,088,456
FTI Consulting, Inc.*	270	7,530
Geo Group, Inc.*^	131,710	4,941,759
Global Cash Access Holdings, Inc.*	610	9,900
Huron Consulting Group, Inc.*	80	3,627
ICT Group, Inc.*	147,309	4,653,491
IHS, Inc., Class A*	70	2,764
Innerworkings, Inc.*	530	8,459
On Assignment, Inc.*	740	8,695
PeopleSupport, Inc.*	240	5,052
Resources Connection, Inc.*	520	16,557
Taleo Corp., Class A*	690	9,432
TeleTech Holdings, Inc.*^	234,062	5,589,401
Waste Industries USA, Inc.	174,588	5,328,426
Watson Wyatt Worldwide, Inc., Class A	112,653	5,086,283

		31,769,939

Construction & Engineering (3.6%)
EMCOR Group, Inc.*	85,061	4,835,718
Infrasource Services, Inc.*	239,500	5,213,915

		10,049,633

Electrical Equipment (4.2%)
AZZ, Inc.*^	128,534	6,580,941
Belden CDT, Inc.	129,626	5,067,080

		11,648,021

Industrial Conglomerates (4.1%)
Sequa Corp., Class A*^	47,146	5,424,619
Tredegar Corp.^	263,519	5,958,164

		11,382,783

Machinery (1.8%)
Actuant Corp., Class A	60	2,859
Barnes Group, Inc.	230	5,002
Bucyrus International, Inc., Class A	60	3,106
Gardner Denver, Inc.*	290	10,820
Kaydon Corp.	190	7,551
Valmont Industries, Inc.^	87,546	4,857,927

		4,887,265

Marine (1.9%)
Horizon Lines, Inc., Class A	200,196	5,397,284

Trading Companies & Distributors (0.0%)
Beacon Roofing Supply, Inc.*	290	5,458
Houston Wire & Cable Co.*	350	7,315
Interline Brands, Inc.*	330	7,415
UAP Holding Corp.	10	252
Williams Scotsman International, Inc.*	170	3,335

		23,775

Total Industrials		80,311,899

Information Technology (17.6%)
Communications Equipment (3.6%)
Ixia*	810	7,776
MRV Communications, Inc.*	1,485,735	5,259,502
Qiao Xing Universal Telephone, Inc.*^	350,863	4,627,883

		9,895,161

Computers & Peripherals (2.6%)
SimpleTech, Inc.*^	562,771	7,135,936

Electronic Equipment & Instruments (2.2%)
PC Connection, Inc.*^	419,845	6,226,302
Universal Display Corp.*	410	6,154

		6,232,456

Internet Software & Services (2.4%)
24/7 Real Media, Inc.*	400	3,620
aQuantive, Inc.*	320	7,891
Bankrate, Inc.*	190	7,211
DealerTrack Holdings, Inc.*	180	5,296
Imergent, Inc.*^	234,537	6,717,140
Marchex, Inc., Class B*	650	8,697
SkillSoft plc (ADR)*	1,440	8,942
ValueClick, Inc.*	310	7,325
WebEx Communications, Inc.*	330	11,514

		6,777,636

IT Services (1.7%)
Ness Technologies, Inc.*^	318,904	4,547,571
SI International, Inc.*	290	9,402
Wright Express Corp.*	360	11,221

		4,568,194

Semiconductors & Semiconductor Equipment (5.1%)
Amkor Technology, Inc.*^	497,660	4,648,145
ASM International N.V.*^	241,585	5,056,374
Eagle Test Systems, Inc.*	90	1,239
Integrated Device Technology, Inc.*	390	6,037
Microsemi Corp.*	560	11,004
Silicon Laboratories, Inc.*	180	6,237
Ultra Clean Holdings, Inc.*^	368,232	4,547,665

		14,276,701

Software (0.0%)
Blackboard, Inc.*	130	3,905
Double-Take Software, Inc.*	280	3,606
Epicor Software Corp.*	400	5,404
Secure Computing Corp.*	590	3,871
Transaction Systems Architects, Inc.*	290	9,445

		26,231

Total Information Technology		48,912,315

Materials (15.5%)
Chemicals (6.1%)
H.B. Fuller Co.	197,516	5,099,863
OM Group, Inc.*	115,730	5,240,254
Terra Industries, Inc.*	140	1,677
W.R. Grace & Co.*^	330,318	6,540,297

		16,882,091

Containers & Packaging (3.8%)
AEP Industries, Inc.*	97,269	5,185,411
Rock-Tenn Co., Class A^	204,364	5,540,308

		10,725,719

Metals & Mining (5.6%)
AK Steel Holding Corp.*	323,767	5,471,662
Brush Engineered Materials, Inc.*	143,720	4,853,424
Claymont Steel Holdings, Inc.*	50	920
Universal Stainless & Alloy Products, Inc.*^	153,646	5,144,068

		15,470,074

Total Materials		43,077,884

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Cbeyond, Inc.*	170	5,200
Cogent Communications Group, Inc.*	400	6,488
NeuStar, Inc., Class A*	310	10,057

		21,745

EQ ADVISORS TRUST

EQ/SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Wireless Telecommunication Services (0.0%)
Dobson Communications Corp.*	610	$5,313

Total Telecommunication Services		27,058

Total Common Stocks (99.1%) (Cost $243,337,442)		275,195,892

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (16.3%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	$45,354,211	45,354,211

Time Deposit (0.3%)
JPMorgan Chase Nassau
4.75%, 1/2/07	850,873	850,873

Total Short-Term Investments (16.6%) (Amortized Cost $46,205,084)		46,205,084

Total Investments (115.7%) (Cost/Amortized Cost $289,542,526)		321,400,976
Other Assets Less Liabilities (-15.7%)		(43,591,342)

Net Assets (100%)		$277,809,634

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$779,307,219
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$690,146,641

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,117,072
Aggregate gross unrealized depreciation	(2,258,622)

Net unrealized appreciation	$31,858,450

Federal income tax cost of investments	$289,542,526

At December 31, 2006, the Portfolio had loaned securities with a total value of $44,310,013. This was secured by collateral of $45,354,211 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $9,518,049 which expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.1%)
Auto Components (1.0%)
Aftermarket Technology Corp.*	15,500	$329,840
American Axle & Manufacturing Holdings, Inc.^	31,700	601,983
ArvinMeritor, Inc.	40,700	741,961
Bandag, Inc.^	6,300	317,709
Cooper Tire & Rubber Co.^	66,300	948,090
Drew Industries, Inc.*^	22,100	574,821
GenTek, Inc.*^	15,300	529,227
Lear Corp.	49,500	1,461,735
LKQ Corp.*^	32,000	735,680
Modine Manufacturing Co.	25,300	633,259
Noble International Ltd.	10,350	207,518
Quantum Fuel Systems Technologies Worldwide, Inc.*^	200,500	320,800
Raser Technologies, Inc.*^	49,200	301,104
Sauer-Danfoss, Inc.	18,700	603,075
Shiloh Industries, Inc.*^	34,438	652,600
Superior Industries International, Inc.^	33,000	635,910
Tenneco, Inc.*	27,600	682,272
Visteon Corp.*	96,000	814,080

		11,091,664

Automobiles (0.1%)
Fleetwood Enterprises, Inc.*^	86,400	683,424
Monaco Coach Corp.^	14,050	198,948
Winnebago Industries, Inc.^	23,300	766,803

		1,649,175

Distributors (0.1%)
Audiovox Corp., Class A*^	19,700	277,573
Building Materials Holding Corp.^	14,700	362,943
Keystone Automotive Industries, Inc.*^	6,300	214,137
Source Interlink Cos., Inc.*^	18,829	153,645

		1,008,298

Diversified Consumer Services (1.1%)
Bright Horizons Family Solutions, Inc.*	18,400	711,344
Coinmach Service Corp., Class A	21,800	259,420
Coinstar, Inc.*^	14,700	449,379
Corinthian Colleges, Inc.*^	50,100	682,863
DeVry, Inc.	44,800	1,254,400
Educate, Inc.*	32,900	234,248
INVESTools, Inc.*^	45,700	630,203
Jackson Hewitt Tax Service, Inc.	21,000	713,370
Lincoln Educational Services Corp.*^	11,500	155,135
Matthews International Corp., Class A	23,000	905,050
Pre-Paid Legal Services, Inc.*^	14,050	549,776
Regis Corp.	32,700	1,292,958
Sotheby’s, Inc.^	45,596	1,414,388
Stewart Enterprises, Inc., Class A	41,900	261,875
Strayer Education, Inc.	9,300	986,265
Universal Technical Institute, Inc.*^	27,400	608,554
Vertrue, Inc.*^	15,200	583,832

		11,693,060

Hotels, Restaurants & Leisure (3.3%)
AFC Enterprises, Inc.*^	44,200	781,014
Ambassadors Group, Inc.	8,850	268,597
Ameristar Casinos, Inc.	12,200	375,028
Applebee’s International, Inc.^	57,150	1,409,890
Aztar Corp.*	24,500	1,333,290
Bally Technologies, Inc.*^	27,000	504,360
BJ’s Restaurants, Inc.*^	19,000	383,990
Bluegreen Corp.*^	22,300	286,109
Bob Evans Farms, Inc.	20,100	687,822
Buffalo Wild Wings, Inc.*	4,750	252,700
California Pizza Kitchen, Inc.*^	8,200	273,142
CBRL Group, Inc.	18,900	845,964
CEC Entertainment, Inc.*	20,500	825,125
Chipotle Mexican Grill, Inc., Class B*	17,500	910,000
Churchill Downs, Inc.^	7,200	307,728
CKE Restaurants, Inc.	40,600	747,040
Denny’s Corp.*^	153,600	723,456
Domino’s Pizza, Inc.	23,100	646,800
Dover Downs Gaming & Entertainment, Inc.	22,400	299,488
Dover Motorsports, Inc.	26,100	138,591
Gaylord Entertainment Co.*	29,100	1,482,063
Great Wolf Resorts, Inc.*	27,000	376,920
IHOP Corp.^	9,800	516,460
Isle of Capri Casinos, Inc.*^	24,089	640,286
Jack in the Box, Inc.*	25,300	1,544,312
Krispy Kreme Doughnuts, Inc.*^	70,000	777,000
Landry’s Restaurants, Inc.^	9,400	282,846
Life Time Fitness, Inc.*^	18,600	902,286
Lodgian, Inc.*	47,800	650,080
Luby’s, Inc.*	16,500	179,685
Magna Entertainment Corp., Class A*^	21,200	95,612
Marcus Corp.^	23,900	611,362
McCormick & Schmick’s Seafood Restaurants, Inc.*	30,000	721,200
Monarch Casino & Resort, Inc.*^	21,000	501,480
Morgans Hotel Group Co.*^	38,600	653,498
Morton’s Restaurant Group, Inc.*^	12,600	209,790
MTR Gaming Group, Inc.*	27,300	333,606
Multimedia Games, Inc.*^	9,900	95,040
O’Charley’s, Inc.*	13,300	283,024
P.F. Chang’s China Bistro, Inc.*^	19,000	729,220
Papa John’s International, Inc.*^	17,500	507,675
Pinnacle Entertainment, Inc.*	36,150	1,198,011
Progressive Gaming International Corp.*^	32,700	296,589
Rare Hospitality International, Inc.*	18,400	605,912
Red Robin Gourmet Burgers, Inc.*^	11,800	423,030
Riviera Holdings Corp.*^	8,000	193,280
Ruby Tuesday, Inc.^	45,400	1,245,776
Ruth’s Chris Steak House*^	27,300	499,044
Shuffle Master, Inc.*^	21,325	558,715
Six Flags, Inc.*^	45,900	240,516
Sonic Corp.*^	52,400	1,254,980
Speedway Motorsports, Inc.	8,232	316,109
Steak n Shake Co.*^	37,215	654,984
Texas Roadhouse, Inc., Class A*^	34,600	458,796
Triarc Cos., Inc., Class B^	37,550	751,000
Trump Entertainment Resorts, Inc.*	19,800	361,152
Vail Resorts, Inc.*^	23,300	1,044,306
WMS Industries, Inc.*	17,200	599,592

		34,795,371

Household Durables (1.6%)
American Greetings Corp., Class A^	35,450	846,191
Avatar Holdings, Inc.*^	10,400	840,840
Blyth, Inc.	36,300	753,225
Brookfield Homes Corp.^	22,455	843,185

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
California Coastal Communities, Inc.*^	32,700	$701,415
Champion Enterprises, Inc.*^	35,400	331,344
CSS Industries, Inc.	8,497	300,539
Directed Electronics, Inc.*^	46,100	527,845
Ethan Allen Interiors, Inc.^	19,600	707,756
Furniture Brands International, Inc.^	21,100	342,453
Hooker Furniture Corp.^	15,800	247,744
Hovnanian Enterprises, Inc., Class A*^	38,350	1,300,065
Interface, Inc., Class A*	29,000	412,380
iRobot Corp.*	19,000	343,140
Kimball International, Inc., Class B	11,700	284,310
La-Z-Boy, Inc.^	21,100	250,457
Levitt Corp., Class A^	12,775	156,366
Lifetime Brands, Inc.^	6,900	113,367
M/I Homes, Inc.^	16,200	618,678
Meritage Homes Corp.*^	13,800	658,536
National Presto Industries, Inc.^	8,200	490,934
Orleans Homebuilders, Inc.^	45,600	857,280
Palm Harbor Homes, Inc.*^	29,000	406,580
Russ Berrie & Co., Inc.*^	10,100	156,045
Sealy Corp.^	28,900	426,275
Skyline Corp.	13,200	530,904
Stanley Furniture Co., Inc.^	23,900	512,655
Tarragon Corp.^	10,500	127,785
Technical Olympic USA, Inc.^	20,087	204,285
Tempur-Pedic International, Inc.*^	36,867	754,299
Tupperware Brands Corp.	37,000	836,570
Universal Electronics, Inc.*^	10,400	218,608
WCI Communities, Inc.*^	17,400	333,732
Yankee Candle Co., Inc.	29,104	997,685

		17,433,473

Internet & Catalog Retail (0.5%)
1-800-FLOWERS.COM, Inc., Class A*^	27,800	171,248
Audible, Inc.*^	10,300	81,679
Blue Nile, Inc.*^	6,600	243,474
dELiA*s, Inc.*	31,150	326,763
Drugstore.com*	43,400	158,844
FTD Group, Inc.*	39,900	713,811
GSI Commerce, Inc.*^	45,900	860,625
Netflix, Inc.*^	30,500	788,730
Overstock.com, Inc.*^	18,300	289,140
Priceline.com, Inc.*^	14,616	637,404
Stamps.com, Inc.*^	7,950	125,213
Systemax, Inc.*^	40,500	706,725
ValueVision Media, Inc., Class A*^	17,100	224,694

		5,328,350

Leisure Equipment & Products (0.8%)
Arctic Cat, Inc.^	19,300	339,487
Callaway Golf Co.	58,200	838,662
JAKKS Pacific, Inc.*^	37,800	825,552
K2, Inc.*^	20,600	271,714
Leapfrog Enterprises, Inc.*^	41,000	388,680
Marine Products Corp.^	58,300	684,442
MarineMax, Inc.*^	14,100	365,613
Marvel Entertainment, Inc.*^	28,800	775,008
Nautilus, Inc.^	37,772	528,808
Oakley, Inc	25,600	513,536
Polaris Industries, Inc.^	31,200	1,461,096
RC2 Corp.*	12,700	558,800
Smith & Wesson Holding Corp.*^	37,000	382,580
Steinway Musical Instruments, Inc.*	4,500	139,725

		8,073,703

Media (2.2%)
ADVO, Inc.	20,200	658,520
Arbitron, Inc.^	22,700	986,088
Belo Corp., Class A	55,500	1,019,535
Carmike Cinemas, Inc.^	11,700	238,563
Catalina Marketing Corp.	28,100	772,750
Charter Communications, Inc., Class A*^	317,300	970,938
Citadel Broadcasting Corp.	52,483	522,730
CKX, Inc.*^	31,200	365,976
Courier Corp.^	10,775	419,902
Cox Radio, Inc., Class A*	30,000	489,000
Crown Media Holdings, Inc., Class A*^	87,400	317,262
Cumulus Media, Inc., Class A*^	19,600	203,644
Emmis Communications Corp., Class A^	39,678	326,947
Entercom Communications Corp., Class A	15,400	433,972
Entravision Communications Corp., Class A*	102,800	845,016
Fisher Communications, Inc.*	6,100	269,681
Gemstar-TV Guide International, Inc.*	177,800	712,978
Gray Television, Inc.	26,300	192,779
Harris Interactive, Inc.*^	44,100	222,264
Interactive Data Corp.	17,317	416,301
Journal Communications, Inc., Class A^	24,200	305,162
Journal Register Co.	16,000	116,800
Lee Enterprises, Inc.	27,900	866,574
Lin TV Corp., Class A*	17,700	176,115
Live Nation, Inc.*	40,617	909,821
Lodgenet Entertainment Corp.*	18,200	455,546
Martha Stewart Living Omnimedia, Class A	32,400	709,560
Media General, Inc., Class A	15,000	557,550
Mediacom Communications Corp., Class A*^	77,383	622,159
Morningstar, Inc.*^	17,000	765,850
Outdoor Channel Holdings, Inc.*^	11,600	148,828
Playboy Enterprises, Inc., Class B*^	22,700	260,142
Primedia, Inc.*^	272,700	460,863
ProQuest Co.*^	21,500	224,675
Radio One, Inc., Class D*	109,900	740,726
RCN Corp.*	16,133	486,410
Reader’s Digest Association, Inc.^	72,700	1,214,090
Salem Communications Corp., Class A^	11,800	141,010
Scholastic Corp.*	22,400	802,816
Sinclair Broadcast Group, Inc., Class A	38,808	407,484
Spanish Broadcasting System, Class A*^	42,265	173,709
Sun-Times Media Group, Inc.^	78,050	383,225
TiVo, Inc.*^	38,390	196,557
Valassis Communications, Inc.*	28,700	416,150
Value Line, Inc.^	4,800	218,160
Westwood One, Inc.	39,367	277,931
World Wrestling Entertainment, Inc., Class A^	45,680	744,584

		23,167,343

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Multiline Retail (0.5%)
99 Cents Only Stores*	59,300	$721,681
Big Lots, Inc.*	80,900	1,854,228
Bon-Ton Stores, Inc.^	21,450	743,243
Conn’s, Inc.*^	20,300	472,381
Fred’s, Inc.	16,530	199,021
Retail Ventures, Inc.*	34,900	664,496
Tuesday Morning Corp.^	39,300	611,115

		5,266,165

Specialty Retail (3.2%)
A.C. Moore Arts & Crafts, Inc.*^	16,000	346,720
Aaron Rents, Inc.^	26,750	769,865
Aeropostale, Inc.*	36,950	1,140,646
America’s Car-Mart, Inc.*^	6,600	78,276
Asbury Automotive Group, Inc.	21,500	506,540
Bebe Stores, Inc.^	25,001	494,770
Big 5 Sporting Goods Corp.	29,000	708,180
Blockbuster, Inc., Class A*^	143,900	761,231
Borders Group, Inc.^	39,500	882,825
Buckle, Inc.^	13,700	696,645
Build-A-Bear Workshop, Inc.*^	6,800	190,536
Cabela’s, Inc.*	22,900	552,577
Cache, Inc.*	10,000	252,400
Casual Male Retail Group, Inc.*^	21,400	279,270
Cato Corp., Class A	12,750	292,103
Charlotte Russe Holding, Inc.*	26,200	805,650
Charming Shoppes, Inc.*	87,700	1,186,581
Childrens Place Retail Stores, Inc.*	15,000	952,800
Christopher & Banks Corp.	26,175	488,426
Citi Trends, Inc.*^	5,600	221,984
Cost Plus, Inc.*^	19,900	204,970
CSK Auto Corp.*	18,700	320,705
DEB Shops, Inc.^	14,600	385,440
Dress Barn, Inc.*^	28,100	655,573
DSW, Inc., Class A*^	22,700	875,539
Finish Line, Inc., Class A	19,000	271,320
Genesco, Inc.*	12,200	455,060
Group 1 Automotive, Inc.	14,367	743,061
Guess?, Inc.*	15,800	1,002,194
Guitar Center, Inc.*^	19,800	900,108
Gymboree Corp.*	24,500	934,920
Haverty Furniture Cos., Inc.^	18,500	273,800
Hibbett Sporting Goods, Inc.*^	17,125	522,826
HOT Topic, Inc.*	19,275	257,129
J. Crew Group, Inc.*	15,500	597,525
Jo-Ann Stores, Inc.*^	9,535	234,561
Jos. A. Bank Clothiers, Inc.*^	8,058	236,502
Lithia Motors, Inc., Class A	23,100	664,356
Men’s Wearhouse, Inc.	30,318	1,159,967
Midas, Inc.*	10,200	234,600
Monro Muffler, Inc.^	16,650	584,415
New York & Co., Inc.*^	13,900	181,812
Pacific Sunwear of California, Inc.*	43,400	849,772
Payless Shoesource, Inc.*	48,900	1,604,898
Pep Boys - Manny, Moe & Jack^	23,300	346,238
Pier 1 Imports, Inc.^	36,700	218,365
Rent-A-Center, Inc.*	52,400	1,546,324
Restoration Hardware, Inc.*^	32,800	279,128
Select Comfort Corp.*^	38,550	670,384
Shoe Carnival, Inc.*	6,000	189,600
Sonic Automotive, Inc., Class A^	23,200	673,728
Stage Stores, Inc.	21,350	648,826
Stein Mart, Inc.^	38,500	510,510
Syms Corp.*	5,400	107,514
Talbots, Inc.	30,400	732,640
Tween Brands, Inc.*	24,049	960,277
West Marine, Inc.*^	17,400	300,498
Wet Seal, Inc., Class A*	33,300	222,111
Zale Corp.*^	34,320	968,167
Zumiez, Inc.*^	10,400	307,216

		34,440,604

Textiles, Apparel & Luxury Goods (1.7%)
Brown Shoe Co., Inc.	20,350	971,509
Carter’s, Inc.*^	29,580	754,290
Cherokee, Inc.	4,500	193,095
Columbia Sportswear Co.^	8,400	467,880
CROCS, Inc.*^	23,800	1,028,160
Deckers Outdoor Corp.*	9,000	539,550
Fossil, Inc.*^	31,900	720,302
Hartmarx Corp.*^	22,500	158,850
Iconix Brand Group, Inc.*	27,950	541,950
K-Swiss, Inc., Class A	19,000	584,060
Kellwood Co.	19,700	640,644
Kenneth Cole Productions, Inc., Class A	9,600	230,304
Maidenform Brands, Inc.*^	25,600	463,872
Movado Group, Inc.^	22,200	643,800
Oxford Industries, Inc.^	7,300	362,445
Perry Ellis International, Inc.*	8,800	360,800
Phillips-Van Heusen Corp.	39,580	1,985,729
Quiksilver, Inc.*^	93,900	1,478,925
Skechers U.S.A., Inc., Class A*	1,400	46,634
Steven Madden Ltd.	10,350	363,182
Stride Rite Corp.	14,500	218,660
Timberland Co., Class A*	30,500	963,190
Under Armour, Inc., Class A*^	11,283	569,227
UniFirst Corp.^	14,500	556,945
Volcom, Inc.*^	20,400	603,228
Warnaco Group, Inc.*	34,600	878,148
Weyco Group, Inc.^	8,800	218,680
Wolverine World Wide, Inc.	35,500	1,012,460
Xerium Technologies, Inc.^	45,900	449,361

		18,005,880

Total Consumer Discretionary		171,953,086

Consumer Staples (3.1%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	5,100	183,498
Coca-Cola Bottling Co. Consolidated^	5,400	369,522
National Beverage Corp.*^	14,300	200,629

		753,649

Food & Staples Retailing (1.0%)
Andersons, Inc.^	20,800	881,712
Arden Group, Inc.^	1,300	160,953
Casey’s General Stores, Inc.^	37,000	871,350
Central European Distribution Corp.*^	22,750	675,675
Great Atlantic & Pacific Tea Co., Inc.^	26,820	690,347
Ingles Markets, Inc., Class A	10,300	306,837
Longs Drug Stores Corp.	21,096	894,048
Nash Finch Co.^	19,750	539,175
Pantry, Inc.*	13,800	646,392
Pathmark Stores, Inc.*^	22,100	246,415
Performance Food Group Co.*^	20,500	566,620
Ruddick Corp.^	25,400	704,850
Smart & Final, Inc.*^	33,300	629,370
Spartan Stores, Inc.	12,400	259,532
Topps Co., Inc.^	33,000	293,700
United Natural Foods, Inc.*^	30,200	1,084,784
Weis Markets, Inc.^	18,900	758,079
Wild Oats Markets, Inc.*^	13,900	199,882

		10,409,721

Food Products (1.2%)
Alico, Inc.^	4,200	212,646

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Chiquita Brands International, Inc.^	50,900	$812,873
Darling International, Inc.*^	33,600	185,136
Delta & Pine Land Co.	22,700	918,215
Diamond Foods, Inc.^	12,100	230,021
Farmer Brothers Co.^	9,700	207,095
Flowers Foods, Inc.	33,687	909,212
Gold Kist, Inc.*^	33,900	712,578
Green Mountain Coffee Roasters, Inc.*^	4,000	196,920
Hain Celestial Group, Inc.*^	22,300	695,983
J & J Snack Foods Corp.	17,100	707,940
Lancaster Colony Corp.	13,600	602,616
Lance, Inc.^	12,700	255,016
Maui Land & Pineapple Co., Inc.*^	3,700	125,504
Peet’s Coffee & Tea, Inc.*^	7,100	186,304
Pilgrim’s Pride Corp.^	24,700	726,921
Premium Standard Farms, Inc.	32,400	601,668
Ralcorp Holdings, Inc.*	15,680	797,955
Reddy Ice Holdings, Inc.^	25,600	660,992
Sanderson Farms, Inc.^	23,300	705,757
Seaboard Corp.^	200	353,000
Tootsie Roll Industries, Inc.^	21,721	710,277
TreeHouse Foods, Inc.*	23,483	732,670

		12,247,299

Household Products (0.1%)
Central Garden & Pet Co.*^	13,200	639,144
Spectrum Brands, Inc.*	29,900	325,910
WD-40 Co.	9,400	327,778

		1,292,832

Personal Products (0.5%)
Chattem, Inc.*^	13,200	661,056
Elizabeth Arden, Inc.*	10,400	198,120
Inter Parfums, Inc.^	17,200	330,068
Mannatech, Inc.^	20,700	304,911
NBTY, Inc.*	36,600	1,521,462
NU Skin Enterprises, Inc., Class A^	33,437	609,557
Parlux Fragrances, Inc.*^	32,000	178,240
Playtex Products, Inc.*^	37,100	533,869
Prestige Brands Holdings, Inc.*	36,700	477,834
Revlon, Inc., Class A*	58,700	75,136
Tiens Biotech Group USA, Inc.*^	28,500	112,005
USANA Health Sciences, Inc.*^	15,000	774,900

		5,777,158

Tobacco (0.2%)
Alliance One International, Inc.*	127,900	902,974
Universal Corp.	18,900	926,289
Vector Group Ltd.^	28,986	514,501

		2,343,764

Total Consumer Staples		32,824,423

Energy (5.0%)
Energy Equipment & Services (2.1%)
Allis Chalmers Energy, Inc.*^	22,900	527,616
Atwood Oceanics, Inc.*	19,900	974,503
Basic Energy Services, Inc.*	20,200	497,930
Bristow Group, Inc.*	14,700	530,523
Bronco Drilling Co., Inc.*^	29,500	507,105
CARBO Ceramics, Inc.^	10,300	384,911
Complete Production Services, Inc.*	16,700	354,040
Dawson Geophysical Co.*^	12,900	469,947
Dril-Quip, Inc.*	16,700	653,972
Grey Wolf, Inc.*^	129,000	884,940
Gulf Island Fabrication, Inc.^	25,100	926,190
Gulfmark Offshore, Inc.*	8,100	303,021
Hanover Compressor Co.*^	75,200	1,420,528
Hercules Offshore, Inc.*	12,400	358,360
Hornbeck Offshore Services, Inc.*^	15,000	535,500
Hydril Co.*	13,500	1,015,065
Input/Output, Inc.*^	40,500	552,015
Lone Star Technologies, Inc.*	22,100	1,069,861
Lufkin Industries, Inc.	11,400	662,112
Metretek Technologies, Inc.*^	23,400	288,288
NATCO Group, Inc.*	9,700	309,236
Newpark Resources, Inc.*^	66,400	478,744
Oil States International, Inc.*	38,100	1,227,963
Parker Drilling Co.*	81,600	666,672
PHI, Inc. (Non-Voting)*^	11,800	386,214
Pioneer Drilling Co.*	43,200	573,696
RPC, Inc.^	20,025	338,022
Sulphco, Inc.*^	52,800	249,216
Superior Well Services, Inc.*^	24,300	621,108
Trico Marine Services, Inc.*	9,083	347,970
Union Drilling, Inc.*	12,500	176,000
Universal Compression Holdings, Inc.*	19,650	1,220,461
Veritas DGC, Inc.*	26,100	2,234,943
W-H Energy Services, Inc.*	18,300	891,027

		22,637,699

Oil, Gas & Consumable Fuels (2.9%)
Alon USA Energy, Inc.	8,800	231,528
Alpha Natural Resources, Inc.*^	31,600	449,668
Arena Resources, Inc.*^	10,800	461,268
Atlas America, Inc.*^	12,304	627,135
ATP Oil & Gas Corp.*^	12,900	510,453
Aurora Oil & Gas Corp.*^	83,100	266,751
Aventine Renewable Energy Holdings, Inc.*	21,700	511,252
Berry Petroleum Co., Class A^	26,600	824,866
Bill Barrett Corp.*^	17,400	473,454
Bois d’Arc Energy, Inc.*	36,700	536,921
Brigham Exploration Co.*^	54,600	399,126
Callon Petroleum Co.*^	11,150	167,585
Carrizo Oil & Gas, Inc.*^	8,700	252,474
Clayton Williams Energy, Inc.*	20,100	729,831
Comstock Resources, Inc.*	31,601	981,527
Crosstex Energy, Inc.	16,950	537,145
Delek U.S. Holdings, Inc.^	25,200	413,028
Delta Petroleum Corp.*^	32,300	748,068
Edge Petroleum Corp.*^	9,800	178,752
Encore Acquisition Co.*^	34,400	843,832
Energy Partners Ltd.*	22,700	554,334
Evergreen Energy, Inc.*^	48,100	475,709
EXCO Resources, Inc.*	26,400	446,424
Exploration Co. of Delaware, Inc.*	35,900	478,906
Gasco Energy, Inc.*^	46,500	113,925
GeoGlobal Resources, Inc.*^	67,600	530,660
Giant Industries, Inc.*	9,500	712,025
GMX Resources, Inc.*^	12,800	454,400
Goodrich Petroleum Corp.*^	8,200	296,676
Harvest Natural Resources, Inc.*^	29,600	314,648
Houston Exploration Co.*	17,800	921,684
International Coal Group, Inc.*^	69,400	378,230
James River Coal Co. *^	19,600	181,888
Mariner Energy, Inc.*	44,700	876,120
Markwest Hydrocarbon, Inc.	9,350	453,942
McMoRan Exploration Co.*	49,700	706,734
Meridian Resource Corp.*	124,400	384,396
NGP Capital Resources Co.^	13,278	222,407
Pacific Ethanol, Inc.*^	23,900	367,821
Parallel Petroleum Corp.*^	25,400	446,278
Penn Virginia Corp.	13,400	938,536

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Petrohawk Energy Corp.*	90,602	$1,041,923
Petroleum Development Corp.*	8,800	378,840
PetroQuest Energy, Inc.*	61,400	782,236
PrimeEnergy Corp.*	4,600	296,700
Rentech, Inc.*^	85,500	322,335
Rosetta Resources, Inc.*^	26,700	498,489
Stone Energy Corp.*	17,356	613,535
Swift Energy Co.*	19,000	851,390
Syntroleum Corp.*^	59,700	206,562
Toreador Resources Corp.*^	19,900	512,823
Transmeridian Exploration, Inc.*^	228,500	788,325
USEC, Inc.*^	63,900	812,808
Vaalco Energy, Inc.*^	40,200	271,350
VeraSun Energy Corp.^	24,900	491,775
Warren Resources, Inc.*^	32,600	382,072
Western Refining, Inc.	11,900	302,974
Westmoreland Coal Co.*^	16,300	320,621
Whiting Petroleum Corp.*^	23,500	1,095,100
World Fuel Services Corp.	20,800	924,768

		31,295,033

Total Energy		53,932,732

Financials (21.8%)
Capital Markets (1.4%)
Apollo Investment Corp.^	62,442	1,398,701
Ares Capital Corp.^	33,561	641,351
Calamos Asset Management, Inc., Class A	10,000	268,300
Capital Southwest Corp.^	5,800	732,192
Cohen & Steers, Inc.^	24,550	986,174
GAMCO Investors, Inc.^	10,400	399,984
GFI Group, Inc.*	5,700	354,882
Gladstone Capital Corp.^	12,600	300,636
Gladstone Investment Corp.^	12,700	194,437
Greenhill & Co., Inc.^	10,780	795,564
Harris & Harris Group, Inc.*^	19,400	234,546
Knight Capital Group, Inc., Class A*	78,800	1,510,596
LaBranche & Co., Inc.*^	28,500	280,155
MarketAxess Holdings, Inc.*	27,900	378,603
MCG Capital Corp.^	42,200	857,504
optionsXpress Holdings, Inc.	9,000	204,210
Penson Worldwide, Inc.*^	20,500	561,905
Piper Jaffray Cos.*	12,200	794,830
Sanders Morris Harris Group, Inc.^	8,000	102,160
Stifel Financial Corp.*^	4,400	172,612
SWS Group, Inc.	24,582	877,577
Technology Investment Capital Corp.	2,187	35,298
Thomas Weisel Partners Group, Inc.*^	30,900	651,990
TradeStation Group, Inc.*^	44,800	616,000
Waddell & Reed Financial, Inc.	55,200	1,510,272

		14,860,479

Commercial Banks (7.1%)
1st Source Corp.^	16,116	517,807
Alabama National Bancorp^	9,500	652,935
Amcore Financial, Inc.^	12,400	405,108
AmericanWest Bancorp^	4,600	111,412
Ameris Bancorp^	8,240	232,203
Arrow Financial Corp.^	10,869	269,225
BancFirst Corp.^	9,900	534,600
Bancorp, Inc./Delaware*^	9,100	269,360
BancTrust Financial Group, Inc.^	6,700	170,984
Bank of Granite Corp.^	18,765	355,972
Bank of the Ozarks, Inc.^	12,700	419,862
BankFinancial Corp.^	21,480	382,559
Banner Corp.	14,400	638,496
Boston Private Financial Holdings, Inc.	22,100	623,441
Cadence Financial Corp.^	7,300	158,191
Camden National Corp.	8,500	392,020
Capital City Bank Group, Inc.^	12,834	453,040
Capital Corp. of the West^	4,140	132,853
Capitol Bancorp Ltd.^	16,600	766,920
Cardinal Financial Corp.^	15,800	161,950
Cascade Bancorp^	20,875	647,751
Cathay General Bancorp^	32,800	1,131,928
Centennial Bank Holdings, Inc.*^	28,900	273,394
Center Financial Corp.^	7,400	177,378
Central Pacific Financial Corp.	19,400	751,944
Chemical Financial Corp.^	11,488	382,550
Chittenden Corp.^	33,537	1,029,251
Citizens Banking Corp.^	30,600	810,900
City Holding Co.	8,900	363,921
CoBiz, Inc.^	24,800	546,592
Columbia Banking System, Inc.	22,914	804,740
Community Bancorp/Nevada*	6,900	208,311
Community Bank System, Inc.^	12,600	289,800
Community Banks, Inc.^	23,796	660,577
Community Trust Bancorp, Inc.^	16,285	676,316
CVB Financial Corp.^	46,036	665,681
Enterprise Financial Services Corp.^	6,200	201,996
Farmers Capital Bank Corp.^	7,800	266,214
First Bancorp/North Carolina^	13,100	286,104
First Bancorp/Puerto Rico^	27,800	264,934
First Charter Corp.^	26,416	649,834
First Commonwealth Financial Corp.^	45,952	617,135
First Community Bancorp, Inc./California	16,900	883,363
First Community Bancshares, Inc./Virginia^	7,264	287,364
First Financial Bancorp^	17,083	283,749
First Financial Bankshares, Inc.^	10,044	420,442
First Financial Corp./Indiana^	13,800	489,210
First Indiana Corp.^	20,575	521,782
First Merchants Corp.^	19,058	518,187
First Midwest Bancorp, Inc./Illinois^	31,800	1,230,024
First Regional Bancorp/California*^	6,900	235,221
First Republic Bank/California^	18,250	713,210
First South Bancorp, Inc./ North Carolina^	3,108	99,114
First State Bancorp/New Mexico	22,700	561,825
FirstMerit Corp.^	50,833	1,227,109
FNB Corp./Pennsylvania^	36,600	668,682
FNB Corp./Virginia^	3,400	141,270
Frontier Financial Corp.^	28,475	832,324
GB&T Bancshares, Inc.^	6,200	137,454
Glacier Bancorp, Inc.^	34,840	851,490
Great Southern Bancorp, Inc.^	15,584	459,884
Greater Bay Bancorp.	30,400	800,432
Greene County Bancshares, Inc.^	6,300	250,299
Hancock Holding Co.^	15,900	840,156
Hanmi Financial Corp.	29,100	655,623
Harleysville National Corp.^	13,800	266,478
Heartland Financial USA, Inc.^	20,050	578,442
Heritage Commerce Corp.^	8,100	215,784
Horizon Financial Corp.	6,375	153,382
IBERIABANK Corp.^	4,475	264,249

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Independent Bank Corp./Massachusetts	18,700	$673,761
Independent Bank Corp./Michigan	12,642	319,716
Integra Bank Corp.	22,056	606,981
Interchange Financial Services Corp.^	24,100	554,059
International Bancshares Corp.^	29,683	917,502
Investors Bancorp, Inc.*^	40,860	642,728
Irwin Financial Corp.^	22,100	500,123
Lakeland Bancorp, Inc.^	18,564	276,604
Lakeland Financial Corp.^	8,400	214,452
Macatawa Bank Corp.^	6,693	142,293
MainSource Financial Group, Inc.^	16,864	285,677
MB Financial, Inc.^	22,145	832,873
MBT Financial Corp.^	8,572	131,323
Mercantile Bank Corp.^	3,335	125,730
Mid-State Bancshares^	13,300	483,987
Midwest Banc Holdings, Inc.^	11,650	276,687
Nara Bancorp, Inc.^	24,350	509,402
National Penn Bancshares, Inc.^	34,443	697,471
NBT Bancorp, Inc.^	16,048	409,384
Northern Empire Bancshares*^	5,145	151,983
Old National Bancorp/Indiana^	42,740	808,641
Old Second Bancorp, Inc.^	17,700	518,610
Omega Financial Corp.^	21,100	673,512
Oriental Financial Group, Inc.^	8,191	106,073
Pacific Capital Bancorp	34,344	1,153,272
Park National Corp.^	7,774	769,626
Peoples Bancorp, Inc./Ohio	3,810	113,157
Pinnacle Financial Partners, Inc.*^	23,000	763,140
Placer Sierra Bancshares	23,700	563,349
Preferred Bank/California	4,000	240,360
PremierWest Bancorp^	11,655	186,014
PrivateBancorp, Inc.	11,300	470,419
Prosperity Bancshares, Inc.^	16,400	565,964
Provident Bankshares Corp.^	23,659	842,260
R&G Financial Corp., Class B^	12,300	94,095
Renasant Corp.^	19,125	585,799
Republic Bancorp, Inc./Kentucky, Class A^	15,493	388,719
Republic Bancorp, Inc./Michigan	48,613	654,331
Royal Bancshares of Pennsylvania, Class A^	11,446	300,802
S & T Bancorp, Inc.^	12,660	438,922
Sandy Spring Bancorp, Inc.^	8,100	309,258
Santander BanCorp^	33,540	598,689
SCBT Financial Corp.^	8,535	356,166
Seacoast Banking Corp.of Florida^	16,480	408,704
Security Bank Corp./Georgia*^	7,000	159,740
Sierra Bancorp.	6,800	199,512
Signature Bank/New York*	17,900	554,542
Simmons First National Corp., Class A	16,557	522,373
Southside Bancshares, Inc.^	6,826	175,633
Southwest Bancorp, Inc./Oklahoma^	5,400	150,444
State National Bancshares, Inc.	19,000	731,310
Sterling Bancorp/New York^	9,362	184,431
Sterling Bancshares, Inc./Texas^	34,012	442,836
Sterling Financial Corp./Pennsylvania^	14,531	343,949
Sterling Financial Corp./Washington	27,844	941,406
Suffolk Bancorp^	3,800	144,894
Sun Bancorp, Inc./New Jersey*^	13,964	294,221
Superior Bancorp*^	18,400	208,656
Susquehanna Bancshares, Inc.^	39,840	1,070,899
SVB Financial Group*^	23,100	1,076,922
SY Bancorp, Inc.^	12,075	338,100
Taylor Capital Group, Inc.	11,100	406,371
Texas Capital Bancshares, Inc.*^	29,400	584,472
Tompkins Trustco, Inc.^	9,461	430,002
TriCo Bancshares^	20,300	552,363
Trustmark Corp.^	37,600	1,229,896
UCBH Holdings, Inc.^	57,700	1,013,212
UMB Financial Corp.^	22,648	826,878
Umpqua Holdings Corp.	40,228	1,183,910
Union Bankshares Corp./Virginia^	4,500	137,655
United Bankshares, Inc.^	22,300	861,895
United Community Banks, Inc./Georgia^	20,700	669,024
Univest Corp. of Pennsylvania^	5,050	153,924
USB Holding Co., Inc.	18,288	440,741
Vineyard National Bancorp^	4,700	108,194
Virginia Commerce Bancorp*^	20,014	397,878
Virginia Financial Group, Inc.^	4,050	113,360
Washington Trust Bancorp, Inc.^	4,500	125,505
WesBanco, Inc.^	10,200	342,006
West Bancorp, Inc.^	6,274	111,552
West Coast Bancorp/Oregon	19,100	661,624
Westamerica Bancorp^	19,500	987,285
Western Alliance Bancorp*^	17,200	598,044
Wilshire Bancorp, Inc.^	30,500	578,585
Wintrust Financial Corp.^	18,840	904,697
Yardville National Bancorp^	16,700	629,924

		76,194,221

Consumer Finance (0.6%)
Advance America Cash Advance Centers, Inc.^	39,200	574,280
Advanta Corp., Class B	10,000	436,300
Asta Funding, Inc.^	17,300	526,612
Cash America International, Inc.	21,200	994,280
CompuCredit Corp.*^	10,000	398,100
Credit Acceptance Corp.*^	10,133	337,733
Dollar Financial Corp.*	16,250	452,725
EZCORP, Inc., Class A*^	25,299	411,109
First Cash Financial Services, Inc.*	36,300	939,081
QC Holdings, Inc.*^	8,600	137,256
United PanAm Financial Corp.*^	18,600	255,936
World Acceptance Corp.*	13,100	615,045

		6,078,457

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp.*	23,800	400,316
Financial Federal Corp.^	19,400	570,554
International Securities Exchange Holdings, Inc.^	28,700	1,342,873
Marlin Business Services Corp.*^	6,900	165,807
Pico Holdings, Inc.*^	5,400	187,758
Portfolio Recovery Associates, Inc.*^	6,700	312,823
Resource America, Inc., Class A	7,300	192,720
Star Maritime Acquisition Corp.*^	23,500	230,535

		3,403,386

Insurance (2.7%)
21st Century Insurance Group^	42,400	748,360
Affirmative Insurance Holdings, Inc.	12,100	196,867
Alfa Corp.^	14,050	264,281
American Equity Investment Life Holding Co.^	39,900	519,897
American Physicians Capital, Inc.*	19,500	780,780
Argonaut Group, Inc.*	17,900	623,994
Baldwin & Lyons, Inc.^	10,700	273,278

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Bristol West Holdings, Inc.^	9,480	$150,068
Clark, Inc.	24,400	405,772
CNA Surety Corp.*^	30,900	664,350
Commerce Group, Inc.	34,683	1,031,819
Crawford & Co., Class B^	34,700	253,310
Delphi Financial Group, Inc.	29,669	1,200,408
Direct General Corp.^	23,900	493,296
Donegal Group, Inc., Class A	9,333	182,833
EMC Insurance Group, Inc.	14,800	504,976
Enstar Group, Inc.*^	6,500	623,350
FBL Financial Group, Inc., Class A	17,224	673,114
First Acceptance Corp.*^	47,500	509,200
FPIC Insurance Group, Inc.*	4,700	183,159
Great American Financial Resources, Inc.	20,400	470,220
Harleysville Group, Inc.	11,338	394,789
Hilb, Rogal & Hobbs Co.	27,317	1,150,592
Horace Mann Educators Corp.^	20,700	418,140
Independence Holding Co.^	7,800	170,274
Infinity Property & Casualty Corp.	14,800	716,172
James River Group, Inc.*^	8,100	261,792
Kansas City Life Insurance Co.^	4,900	245,392
LandAmerica Financial Group, Inc.^	10,350	653,189
Midland Co.	12,500	524,375
National Financial Partners Corp.	24,300	1,068,471
National Interstate Corp.^	7,200	174,960
National Western Life Insurance Co., Class A	1,200	276,168
Navigators Group, Inc.*	16,050	773,289
Odyssey Reinsurance Holdings Corp.	22,700	846,710
Ohio Casualty Corp.	40,550	1,208,795
Phoenix Cos., Inc.	74,700	1,186,983
PMA Capital Corp., Class A*^	17,900	165,038
Presidential Life Corp.	7,000	153,650
ProAssurance Corp.*	24,364	1,216,251
RLI Corp.	13,450	758,849
Safety Insurance Group, Inc.	9,100	461,461
SeaBright Insurance Holdings, Inc.*	12,400	223,324
Selective Insurance Group, Inc.	20,900	1,197,361
State Auto Financial Corp.	17,650	612,985
Stewart Information Services Corp.^	8,600	372,896
Tower Group, Inc.	9,200	285,844
United Fire & Casualty Co.^	19,400	683,850
Universal American Financial Corp.*	38,900	725,096
USI Holdings Corp.*^	21,700	333,312
Zenith National Insurance Corp.	28,425	1,333,417

		29,346,757

Real Estate Investment Trusts (REITs) (6.9%)
Acadia Realty Trust (REIT)	16,100	402,822
Agree Realty Corp. (REIT)	5,700	195,909
Alexander’s, Inc. (REIT)*	1,500	629,475
Alexandria Real Estate Equities, Inc. (REIT)	21,400	2,148,560
American Campus Communities, Inc. (REIT)	22,300	634,881
American Financial Realty Trust (REIT)^	79,100	904,904
American Home Mortgage Investment Corp. (REIT)^	28,664	1,006,680
Anthracite Capital, Inc. (REIT)^	27,200	346,256
Anworth Mortgage Asset Corp. (REIT)	69,800	663,798
Arbor Realty Trust, Inc. (REIT)^	18,140	545,833
Ashford Hospitality Trust, Inc. (REIT)	39,900	496,755
BioMed Realty Trust, Inc. (REIT)	44,250	1,265,550
Capital Lease Funding, Inc. (REIT)^	12,700	147,320
Capital Trust, Inc./New York, Class A (REIT)^	16,000	799,040
Cedar Shopping Centers, Inc. (REIT)	30,800	490,028
CentraCore Properties Trust (REIT)	19,500	630,435
Corporate Office Properties Trust (REIT)	21,200	1,069,964
Cousins Properties, Inc. (REIT)	27,500	969,925
Crescent Real Estate Equities Co. (REIT)^	50,200	991,450
Crystal River Capital, Inc. (REIT)^	20,800	531,024
Deerfield Triarc Capital Corp. (REIT)^	39,730	672,629
DiamondRock Hospitality Co. (REIT)	51,217	922,418
Digital Realty Trust, Inc. (REIT)	18,600	636,678
EastGroup Properties, Inc. (REIT)	14,700	787,332
Education Realty Trust, Inc. (REIT)	35,600	525,812
Entertainment Properties Trust (REIT)^	17,600	1,028,544
Equity Inns, Inc. (REIT)^	27,500	438,900
Equity Lifestyle Properties, Inc. (REIT)	11,600	631,388
Equity One, Inc. (REIT)^	25,270	673,698
Extra Space Storage, Inc. (REIT)^	41,200	752,312
FelCor Lodging Trust, Inc. (REIT)	34,963	763,592
Fieldstone Investment Corp. (REIT)^	65,600	287,328
First Industrial Realty Trust, Inc. (REIT)^	33,800	1,584,882
First Potomac Realty Trust (REIT)	15,200	442,472
Franklin Street Properties Corp. (REIT)^	41,800	879,890
Friedman Billings Ramsey Group, Inc., Class A (REIT)^	89,700	717,600
Getty Realty Corp. (REIT)^	8,800	271,920
Glimcher Realty Trust (REIT)^	23,000	614,330
GMH Communities Trust (REIT)^	23,700	240,555
Gramercy Capital Corp./New York (REIT)	21,900	676,491
Healthcare Realty Trust, Inc. (REIT)^	30,417	1,202,688
Hersha Hospitality Trust (REIT)	25,000	283,500
Highland Hospitality Corp. (REIT)	31,200	444,600
Highwoods Properties, Inc. (REIT)	40,800	1,663,008
Home Properties, Inc. (REIT)	25,400	1,505,458
HomeBanc Corp./ Georgia (REIT)^	24,050	101,732
Impac Mortgage Holdings, Inc. (REIT)^	58,100	511,280
Inland Real Estate Corp. (REIT)^	42,500	795,600
Innkeepers USA Trust (REIT)	20,100	311,550
Investors Real Estate Trust (REIT)^	75,800	777,708
JER Investors Trust, Inc. (REIT)	34,800	719,316
Kite Realty Group Trust (REIT)	28,700	534,394

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
KKR Financial Corp. (REIT)^	61,850	$1,656,961
LaSalle Hotel Properties (REIT)	25,500	1,169,175
Lexington Corporate Properties Trust (REIT)^	31,300	701,746
Longview Fibre Co. (REIT)	51,285	1,125,706
LTC Properties, Inc. (REIT)^	15,300	417,843
Luminent Mortgage Capital, Inc. (REIT)	52,000	504,920
Maguire Properties, Inc. (REIT)^	27,833	1,113,320
Medical Properties Trust, Inc. (REIT)^	17,700	270,810
MFA Mortgage Investments, Inc. (REIT)	33,700	259,153
Mid-America Apartment Communities, Inc. (REIT)^	14,400	824,256
Mills Corp. (REIT)	34,600	692,000
MortgageIT Holdings, Inc. (REIT)^	26,900	396,775
National Health Investors, Inc. (REIT)^	11,200	369,600
National Retail Properties, Inc. (REIT)^	37,700	865,215
Nationwide Health Properties, Inc. (REIT)^	65,000	1,964,300
Newcastle Investment Corp. (REIT)^	29,200	914,544
Newkirk Realty Trust, Inc. (REIT)^	39,000	703,560
NorthStar Realty Finance Corp. (REIT)	51,700	856,669
Novastar Financial, Inc. (REIT)^	28,467	758,646
Omega Healthcare Investors, Inc. (REIT)^	31,300	554,636
Parkway Properties, Inc./ Maryland (REIT)^	6,200	316,262
Pennsylvania Real Estate Investment Trust (REIT)^	26,294	1,035,458
Post Properties, Inc. (REIT)	33,000	1,508,100
Potlatch Corp. (REIT)^	24,883	1,090,373
PS Business Parks, Inc. (REIT)	10,100	714,171
RAIT Financial Trust (REIT)^	40,700	1,403,336
Ramco-Gershenson Properties Trust (REIT)^	7,400	282,236
Realty Income Corp. (REIT)^	76,817	2,127,831
Redwood Trust, Inc. (REIT)	13,900	807,312
Republic Property Trust (REIT)^	17,900	206,566
Resource Capital Corp. (REIT)	9,300	157,635
Saul Centers, Inc. (REIT)	11,300	623,647
Senior Housing Properties Trust (REIT)^	42,400	1,037,952
Sovran Self Storage, Inc. (REIT)	11,900	681,632
Spirit Finance Corp. (REIT)	61,700	769,399
Strategic Hotels & Resorts, Inc. (REIT)	53,850	1,173,391
Sun Communities, Inc. (REIT)	19,600	634,256
Sunstone Hotel Investors, Inc. (REIT)	42,617	1,139,152
Tanger Factory Outlet Centers (REIT)^	20,500	801,140
Trustreet Properties, Inc. (REIT)	37,164	626,213
U-Store-It Trust (REIT)^	29,900	614,445
Universal Health Realty Income Trust (REIT)^	12,500	487,250
Urstadt Biddle Properties, Inc., Class A (REIT)^	26,100	498,249
Washington Real Estate Investment Trust (REIT)^	29,300	1,172,000
Winston Hotels, Inc. (REIT)	25,400	336,550

		73,634,605

Real Estate Management & Development (0.2%)
Affordable Residential Communities LP*^	31,100	362,315
Consolidated-Tomoka Land Co.^	3,000	217,200
Housevalues, Inc.*^	33,700	189,731
Move, Inc.*^	67,700	373,027
Tejon Ranch Co.*^	13,200	737,088

		1,879,361

Thrifts & Mortgage Finance (2.6%)
Accredited Home Lenders Holding Co.*	11,803	321,986
Anchor Bancorp Wisconsin, Inc.^	9,700	279,554
Bank Mutual Corp.^	31,905	386,370
BankAtlantic Bancorp, Inc., Class A^	20,900	288,629
BankUnited Financial Corp., Class A^	23,000	643,080
Berkshire Hills Bancorp, Inc.^	7,400	247,604
BFC Financial Corp., Class A*	46,550	297,455
Brookline Bancorp, Inc.^	44,117	581,021
Charter Financial Corp./Georgia^	7,900	407,008
CharterMac^	29,133	625,486
City Bank/Washington	14,496	518,957
Clifton Savings Bancorp, Inc.^	13,600	165,784
Coastal Financial Corp./ South Carolina^	26,355	441,446
Corus Bankshares, Inc.^	23,400	539,838
Dime Community Bancshares, Inc.^	48,450	678,784
Doral Financial Corp.^	114,900	329,763
Downey Financial Corp.^	13,433	974,967
Farmer Mac, Class C	8,700	236,031
Fidelity Bankshares, Inc.	16,050	636,703
First Busey Corp.^	14,250	328,463
First Financial Holdings, Inc.	4,500	176,310
First Niagara Financial Group, Inc.^	81,776	1,215,191
First Place Financial Corp./Ohio.	23,300	547,317
FirstFed Financial Corp.*^	12,500	837,125
Flagstar Bancorp, Inc.^	45,900	681,156
Flushing Financial Corp.	14,400	245,808
Franklin Bank Corp./Texas*^	27,500	564,850
Fremont General Corp.^	49,700	805,637
ITLA Capital Corp.	5,500	318,505
Kearny Financial Corp.^	40,040	643,042
KNBT Bancorp, Inc.^	38,800	649,124
MAF Bancorp, Inc.^	25,904	1,157,650
NASB Financial, Inc.^	6,700	277,045
NetBank, Inc.^	26,400	122,496
NewAlliance Bancshares, Inc.^	83,100	1,362,840
Northwest Bancorp, Inc.^	23,400	642,564
OceanFirst Financial Corp.	6,300	144,459
Ocwen Financial Corp.*^	47,700	756,522
Partners Trust Financial Group, Inc.	65,397	761,221
Pennfed Financial Services, Inc.	16,300	314,916
PFF Bancorp, Inc.	15,650	540,082
Provident Financial Services, Inc.	49,856	903,889
Provident New York Bancorp^	50,077	750,153
Rockville Financial, Inc.^	11,500	205,275
Roma Financial Corp.*^	22,369	370,431
TierOne Corp.	23,400	739,674
Triad Guaranty, Inc.*^	12,850	705,079
Trustco Bank Corp./New York^	56,583	629,203

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
United Community Financial Corp./Ohio^	11,700	$143,208
W Holding Co., Inc.^	46,600	277,736
Wauwatosa Holdings, Inc.*^	15,800	281,556
Westfield Financial, Inc.^	10,900	377,140
WSFS Financial Corp.	9,100	609,063

		27,685,196

Total Financials		233,082,462

Health Care (11.5%)
Biotechnology (2.8%)
Acadia Pharmaceuticals, Inc.*	17,400	152,946
Alexion Pharmaceuticals, Inc.*	27,180	1,097,800
Alkermes, Inc.*^	69,300	926,541
Alnylam Pharmaceuticals, Inc.*^	25,800	552,120
Altus Pharmaceuticals, Inc.*^	31,400	591,890
Applera Corp.- Celera Group*	49,100	686,909
Arena Pharmaceuticals, Inc.*^	19,400	250,454
Ariad Pharmaceuticals, Inc.*^	45,900	235,926
Array Biopharma, Inc.*^	17,700	228,684
BioCryst Pharmaceuticals, Inc.*^	27,200	314,432
Bioenvision, Inc.*	16,100	74,704
BioMarin Pharmaceuticals, Inc.*	57,868	948,457
Cell Genesys, Inc.*	16,700	56,613
Cepheid, Inc.*^	72,400	615,400
Coley Pharmaceutical Group, Inc.*^	12,600	122,094
Cotherix, Inc.*^	33,200	447,868
Cubist Pharmaceuticals, Inc.*^	31,649	573,163
CV Therapeutics, Inc.*^	39,656	553,598
deCODE genetics, Inc.*^	23,600	106,908
Dendreon Corp.*^	39,300	163,881
Digene Corp.*	12,900	618,168
Encysive Pharmaceuticals, Inc.*^	26,600	111,986
Enzon Pharmaceuticals, Inc.*	22,000	187,220
Genitope Corp.*^	39,000	137,280
Genomic Health, Inc.*^	13,400	249,240
Geron Corp.*^	65,400	574,212
GTx, Inc.*^	13,400	239,056
Human Genome Sciences, Inc.*^	94,200	1,171,848
ICOS Corp.*	50,250	1,697,947
Idenix Pharmaceuticals, Inc.*^	26,800	232,892
Incyte Corp.*^	48,400	282,656
InterMune, Inc.*^	29,600	910,200
Isis Pharmaceuticals, Inc.*^	52,400	582,688
Keryx Biopharmaceuticals, Inc.*^	54,400	723,520
Lexicon Genetics, Inc.*^	28,480	102,813
MannKind Corp.*^	36,200	596,938
Martek Biosciences Corp.*^	20,400	476,136
Maxygen, Inc.*^	27,200	292,944
Medarex, Inc.*^	89,800	1,328,142
Momenta Pharmaceuticals, Inc.*^	27,800	437,294
Monogram Biosciences, Inc.*^	57,700	102,706
Myriad Genetics, Inc.*^	23,250	727,725
Nabi Biopharmaceuticals*^	66,457	450,578
Neurocrine Biosciences, Inc.*^	19,300	201,106
Northfield Laboratories, Inc.*^	28,800	117,216
NPS Pharmaceuticals, Inc.*	20,484	92,793
Nuvelo, Inc.*^	27,200	108,800
Onyx Pharmaceuticals, Inc.*^	32,100	339,618
OSI Pharmaceuticals, Inc.*^	41,800	1,462,164
Pharmion Corp.*^	29,383	756,318
Progenics Pharmaceuticals, Inc.*	27,000	694,980
Regeneron Pharmaceuticals, Inc.*	50,600	1,015,542
Renovis, Inc.*^	36,400	115,024
Rigel Pharmaceuticals, Inc.*^	10,200	121,074
Savient Pharmaceuticals, Inc.*^	41,900	469,699
Senomyx, Inc.*^	39,700	515,703
Sirna Therapeutics, Inc.*	66,800	869,068
Solexa, Inc.*	36,000	473,400
Tanox, Inc.*^	25,700	511,430
Telik, Inc.*^	34,700	153,721
Trimeris, Inc.*^	15,432	196,141
United Therapeutics Corp.*^	14,980	814,463
ZymoGenetics, Inc.*^	22,900	356,553

		30,319,390

Health Care Equipment & Supplies (3.1%)
Abaxis, Inc.*^	17,800	342,650
Abiomed, Inc.*^	11,500	162,150
Adeza Biomedical Corp.*	9,400	140,154
Align Technology, Inc.*^	40,000	558,800
American Medical Systems Holdings, Inc.*^	47,300	875,996
Analogic Corp.^	6,200	348,068
AngioDynamics, Inc.*^	21,100	453,439
Arrow International, Inc.^	11,200	396,256
ArthroCare Corp.*^	14,100	562,872
Aspect Medical Systems, Inc.*^	32,400	609,444
Biosite, Inc.*^	12,356	603,591
Candela Corp.*^	10,600	131,122
Conceptus, Inc.*^	27,000	574,830
CONMED Corp.*	13,800	319,056
Conor Medsystems, Inc.*^	17,600	551,408
Cyberonics, Inc.*^	27,800	573,792
Datascope Corp.	12,100	440,924
DexCom, Inc.*^	42,000	414,120
DJO, Inc.*	16,700	715,094
ev3, Inc.*^	32,583	561,405
Foxhollow Technologies, Inc.*	18,000	388,440
Greatbatch, Inc.*^	29,800	802,216
Haemonetics Corp.*	15,100	679,802
HealthTronics, Inc.*	16,200	107,892
Hologic, Inc.*	35,700	1,687,896
I-Flow Corp.*^	12,900	192,855
ICU Medical, Inc.*^	19,050	774,954
Immucor, Inc.*	44,168	1,291,031
Integra LifeSciences Holdings Corp.*^	14,400	613,296
Intralase Corp.*^	20,700	463,266
Invacare Corp.^	14,200	348,610
Inverness Medical Innovations, Inc.*^	25,750	996,525
IRIS International, Inc.*^	27,900	352,935
Kensey Nash Corp.*^	12,400	394,320
Kyphon, Inc.*^	34,000	1,373,600
Lifecell Corp.*^	24,000	579,360
Mentor Corp.^	23,600	1,153,332
Meridian Bioscience, Inc.^	11,700	287,001
Merit Medical Systems, Inc.*^	22,712	359,758
Neurometrix, Inc.*^	5,600	83,496
NuVasive, Inc.*^	24,011	554,654
NxStage Medical, Inc.*^	14,800	124,024
OraSure Technologies, Inc.*^	61,100	504,686
Palomar Medical Technologies, Inc.*^	11,100	562,437
PolyMedica Corp.^	16,530	667,977
Quidel Corp.*	32,900	448,098
Sirona Dental Systems, Inc.^	10,800	415,908
SonoSite, Inc.*^	21,680	670,562
Stereotaxis, Inc.*^	18,000	185,760
STERIS Corp.	45,900	1,155,303
SurModics, Inc.*^	20,200	628,624
Symmetry Medical, Inc.*	36,360	502,859
ThermoGenesis Corp.*^	71,400	307,734
Thoratec Corp.*^	24,355	428,161

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Viasys Healthcare, Inc.*	23,800	$662,116
Vital Signs, Inc.	8,500	424,320
West Pharmaceutical Services, Inc.	21,014	1,076,547
Wright Medical Group, Inc.*^	18,817	438,060
Young Innovations, Inc.^	7,900	263,070
Zoll Medical Corp.*	9,400	547,456

		32,834,112

Health Care Providers & Services (2.5%)
Alliance Imaging, Inc.*	32,700	217,455
Amedisys, Inc.*^	19,749	649,150
AMERIGROUP Corp.*	32,917	1,181,391
AMN Healthcare Services, Inc.*	20,706	570,243
Amsurg Corp.*	13,650	313,950
Apria Healthcare Group, Inc.*	32,600	868,790
Bio-Reference Labs, Inc.*^	10,400	233,896
Capital Senior Living Corp.*^	51,000	542,640
Centene Corp.*	24,900	611,793
Chemed Corp.	14,700	543,606
Corvel Corp.*	11,025	524,459
Cross Country Healthcare, Inc.*^	13,800	301,116
Emeritus Corp.*	18,700	464,695
Genesis HealthCare Corp.*	10,500	495,915
Gentiva Health Services, Inc.*	34,500	657,570
HealthExtras, Inc.*^	17,300	416,930
Healthspring, Inc.*	39,700	807,895
Healthways, Inc.*	26,550	1,266,700
Horizon Health Corp.*^	8,900	174,173
inVentiv Health, Inc.*^	15,100	533,785
Kindred Healthcare, Inc.*	20,500	517,625
Landauer, Inc.^	11,800	619,146
LCA-Vision, Inc.^	11,450	393,422
LHC Group, Inc.*^	9,900	282,249
Magellan Health Services, Inc.*	22,600	976,772
Matria Healthcare, Inc.*^	23,050	662,226
Medcath Corp.*	24,550	671,688
Molina Healthcare, Inc.*	22,000	715,220
MWI Veterinary Supply, Inc.*	6,800	219,640
National Healthcare Corp.^	14,100	778,320
Nighthawk Radiology Holdings, Inc.*^	32,400	826,200
Odyssey HealthCare, Inc.*	39,675	526,091
Option Care, Inc.^	45,400	646,950
Owens & Minor, Inc.	28,700	897,449
Providence Service Corp.*^	6,600	165,858
PSS World Medical, Inc.*	44,000	859,320
Psychiatric Solutions, Inc.*^	33,700	1,264,424
Radiation Therapy Services, Inc.*^	15,950	502,744
RehabCare Group, Inc.*^	18,600	276,210
Res-Care, Inc.*	29,800	540,870
Sunrise Senior Living, Inc.*^	28,280	868,762
Symbion, Inc.*	26,200	484,962
United Surgical Partners International, Inc.*^	25,200	714,420
Visicu, Inc.*^	22,100	247,520
VistaCare, Inc., Class A*^	8,000	81,200

		26,115,440

Health Care Technology (0.5%)
Allscripts Healthcare Solutions, Inc.*^	29,500	796,205
Computer Programs & Systems, Inc.^	4,800	163,152
Dendrite International, Inc.*	66,100	707,931
Eclipsys Corp.*	33,200	682,592
Emageon, Inc.*^	40,260	618,394
Merge Technologies, Inc.*^	23,200	152,192
Omnicell, Inc.*	26,300	489,969
Per-Se Technologies, Inc.*^	20,459	568,351
Phase Forward, Inc.*^	16,300	244,174
TriZetto Group, Inc.*	33,000	606,210
Vital Images, Inc.*^	6,600	229,680

		5,258,850

Life Sciences Tools & Services (1.2%)
Advanced Magnetics, Inc.*^	9,917	592,243
Affymetrix, Inc.*	43,000	991,580
Albany Molecular Research, Inc.*^	27,300	288,288
Bio-Rad Laboratories, Inc., Class A*^	13,700	1,130,524
Bruker BioSciences Corp.*	52,243	392,345
Cambrex Corp.	32,300	733,856
Dionex Corp.*^	14,700	833,637
Diversa Corp.*^	36,000	391,680
Enzo Biochem, Inc.*^	38,678	551,935
eResearch Technology, Inc.*^	26,625	179,186
Exelixis, Inc.*^	69,200	622,800
Illumina, Inc.*	32,900	1,293,299
Kendle International, Inc.*^	10,300	323,935
Luminex Corp.*	33,500	425,450
Molecular Devices Corp.*	24,500	516,215
Nektar Therapeutics*^	67,500	1,026,675
Parexel International Corp.*	12,500	362,125
PharmaNet Development Group, Inc.*^	6,600	145,662
PRA International*^	19,200	485,184
Varian, Inc.*	22,100	989,859
Ventana Medical Systems, Inc.*^	21,800	938,054

		13,214,532

Pharmaceuticals (1.4%)
Adams Respiratory
Therapeutics, Inc.*	18,500	754,985
Adolor Corp.*	28,800	216,576
Alpharma, Inc., Class A	27,600	665,160
AtheroGenics, Inc.*^	54,300	538,113
AVANIR Pharmaceuticals, Class A*^	19,925	46,027
Bentley Pharmaceuticals, Inc.*^	18,600	189,162
Caraco Pharmaceutical Laboratories Ltd.*	15,900	222,600
Cypress Bioscience, Inc.*	13,000	100,750
Durect Corp.*^	30,400	134,976
Hi-Tech Pharmacal Co., Inc.*^	6,300	76,671
KV Pharmaceutical Co., Class A*	27,700	658,706
Medicines Co.*^	35,900	1,138,748
Medicis Pharmaceutical Corp., Class A^	39,000	1,370,070
MGI Pharma, Inc.*^	57,400	1,056,734
Nastech Pharmaceutical Co., Inc.*^	9,700	146,761
New River Pharmaceuticals, Inc.*^	10,000	547,100
Noven Pharmaceuticals, Inc.*^	28,017	713,032
Pain Therapeutics, Inc.*^	65,100	579,390
Par Pharmaceutical Cos., Inc.*^	18,000	402,660
Penwest Pharmaceuticals Co.*^	17,200	285,864
Perrigo Co.	44,300	766,390
Pozen, Inc.*^	43,600	740,764
Salix Pharmaceuticals Ltd.*^	19,900	242,183
Sciele Pharma, Inc.*^	35,100	842,400
Somaxon Pharmaceuticals, Inc.*^	12,300	174,537
SuperGen, Inc.*^	32,200	163,576
Valeant Pharmaceuticals International	56,700	977,508
Viropharma, Inc.*	43,400	635,376

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Xenoport, Inc.*^	12,000	$294,600

		14,681,419

Total Health Care		122,423,743

Industrials (13.8%)
Aerospace & Defense (1.4%)
AAR Corp.*^	19,150	558,989
Argon ST, Inc.*^	29,700	639,738
BE Aerospace, Inc.*	55,500	1,425,240
Ceradyne, Inc.*^	19,750	1,115,875
Cubic Corp.	14,800	321,160
Curtiss-Wright Corp.^	32,200	1,193,976
DynCorp International, Inc., Class A*^	35,000	555,450
EDO Corp.^	15,400	365,596
Essex Corp.*	11,800	282,138
Esterline Technologies Corp.*^	13,200	531,036
GenCorp, Inc.*^	28,100	393,962
Heico Corp.^	11,400	442,662
Herley Industries, Inc.*^	13,900	225,041
Hexcel Corp.*^	71,800	1,250,038
Innovative Solutions & Support, Inc.*	7,500	127,725
Ionatron, Inc.*^	25,400	104,140
K&F Industries Holdings, Inc.*	33,700	765,327
Ladish Co., Inc.*^	10,700	396,756
Moog, Inc., Class A*	21,659	827,157
MTC Technologies, Inc.*^	9,400	221,370
Orbital Sciences Corp.*	35,800	660,152
Taser International, Inc.*^	86,200	655,982
Teledyne Technologies, Inc.*	23,168	929,732
Triumph Group, Inc.^	8,400	440,412
United Industrial Corp.	15,500	786,625

		15,216,279

Air Freight & Logistics (0.4%)
ABX Air, Inc.*	88,100	610,533
Atlas Air Worldwide Holdings, Inc.*	12,200	542,900
Dynamex, Inc.*^	10,400	242,944
EGL, Inc.*	17,300	515,194
Forward Air Corp.	22,550	652,372
Hub Group, Inc., Class A*	29,400	809,970
Pacer International, Inc.	28,900	860,353

		4,234,266

Airlines (0.6%)
Airtran Holdings, Inc.*	88,900	1,043,686
Alaska Air Group, Inc.*	24,200	955,900
ExpressJet Holdings, Inc.*	36,100	292,410
Frontier Airlines Holdings, Inc.*^	38,100	281,940
JetBlue Airways Corp.*^	127,700	1,813,340
Mesa Air Group, Inc.*	58,100	497,917
Republic Airways Holdings, Inc.*^	38,500	646,030
SkyWest, Inc.	48,000	1,224,480

		6,755,703

Building Products (0.7%)
AAON, Inc.^	9,100	239,148
American Woodmark Corp.^	20,300	849,555
Ameron International Corp.^	4,500	343,665
Apogee Enterprises, Inc.^	13,000	251,030
Builders FirstSource, Inc.*	35,900	640,097
ElkCorp^	10,800	443,772
Goodman Global, Inc.*^	19,633	337,687
Griffon Corp.*^	13,200	336,600
Insteel Industries, Inc.^	15,500	275,745
Jacuzzi Brands, Inc.*	55,602	691,133
NCI Building Systems, Inc.*^	14,700	760,725
Simpson Manufacturing Co., Inc.^	22,300	705,795
Trex Co., Inc.*^	23,400	535,626
Universal Forest Products, Inc.	8,950	417,249

		6,827,827

Commercial Services & Supplies (4.1%)
ABM Industries, Inc.	31,400	713,094
ACCO Brands Corp.*	27,500	727,925
Administaff, Inc.	17,200	735,644
Advisory Board Co.*	13,400	717,436
American Ecology Corp.^	8,300	153,633
American Reprographics Co.*	14,567	485,227
Amrep Corp.^	6,200	759,500
Banta Corp.^	14,200	516,880
Bowne & Co., Inc.	18,500	294,890
Brady Corp., Class A	33,900	1,263,792
Casella Waste Systems, Inc.*^	21,400	261,722
CBIZ, Inc.*	76,493	533,156
CDI Corp.^	14,400	358,560
Central Parking Corp.^	17,400	313,200
Cenveo, Inc.*^	40,950	868,140
Clean Harbors, Inc.*	10,900	527,669
Compx International, Inc.	10,100	203,616
COMSYS IT Partners, Inc.*	8,600	173,806
Consolidated Graphics, Inc.*	6,000	354,420
CoStar Group, Inc.*^	9,700	519,532
CRA International, Inc.*^	13,300	696,920
Deluxe Corp.^	31,300	788,760
Diamond Management & Technology Consultants, Inc.^	25,314	314,906
Ennis, Inc.^	33,950	830,417
Exponent, Inc.*	11,800	220,188
First Advantage Corp., Class A*^	26,600	610,736
FTI Consulting, Inc.*	25,475	710,498
G&K Services, Inc., Class A	13,600	528,904
Geo Group, Inc.*	22,800	855,456
Global Cash Access Holdings, Inc.*	36,100	585,903
Healthcare Services Group, Inc.^	11,250	325,800
Heidrick & Struggles International, Inc.*	8,400	355,824
Herman Miller, Inc.^	50,083	1,821,018
Hudson Highland Group, Inc.*	8,000	133,440
Huron Consulting Group, Inc.*	12,500	566,750
ICT Group, Inc.*	14,500	458,055
IHS, Inc., Class A*	18,400	726,432
IKON Office Solutions, Inc.	72,900	1,193,373
Innerworkings, Inc.*^	34,000	542,640
John H. Harland Co.	19,700	988,940
Kelly Services, Inc., Class A^	17,100	494,874
Kenexa Corp.*^	9,200	305,992
Kforce, Inc.*^	42,400	516,008
Knoll, Inc.	17,783	391,226
Korn/Ferry International*	25,892	594,480
Labor Ready, Inc.*	41,950	768,944
Layne Christensen Co.*^	20,000	656,600
LECG Corp.*^	23,100	426,888
M & F Worldwide Corp.*^	18,100	457,206
McGrath Rentcorp	27,200	833,136
Mine Safety Appliances Co.	22,100	809,965
Mobile Mini, Inc.*^	18,636	502,054
Navigant Consulting, Inc.*^	24,550	485,108
PHH Corp.*	33,900	978,693
Pike Electric Corp.*	28,800	470,304
Resources Connection, Inc.*	32,600	1,037,984
Rollins, Inc.^	17,175	379,739
SAIC, Inc.*	66,600	1,184,814
Schawk, Inc.^	23,800	465,052
School Specialty, Inc.*^	12,000	449,880

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
SIRVA, Inc.*^	52,200	$181,656
Spherion Corp.*	32,080	238,354
Standard Register Co.^	16,600	199,200
Taleo Corp., Class A*	16,000	218,720
TeleTech Holdings, Inc.*^	17,900	427,452
Tetra Tech, Inc.*	35,015	633,421
United Stationers, Inc.*	21,400	999,166
Viad Corp.	16,300	661,780
Volt Information Sciences, Inc.*^	13,900	697,919
Waste Connections, Inc.*	34,250	1,423,088
Waste Industries USA, Inc.	10,200	311,304
Waste Services, Inc.*^	14,099	138,875
Watson Wyatt Worldwide, Inc., Class A	30,300	1,368,045

		43,444,729

Construction & Engineering (0.5%)
Comfort Systems USA, Inc.	58,350	737,544
EMCOR Group, Inc.*	22,500	1,279,125
Granite Construction, Inc.	23,000	1,157,360
Infrasource Services, Inc.*	37,000	805,490
Insituform Technologies, Inc.*^	11,100	287,046
Perini Corp.*	9,700	298,566
Washington Group International, Inc.*	19,200	1,147,968

		5,713,099

Electrical Equipment (1.6%)
A.O. Smith Corp.	12,550	471,378
Acuity Brands, Inc.	33,925	1,765,457
American Superconductor Corp.*^	29,800	292,338
Baldor Electric Co.^	23,100	772,002
Belden CDT, Inc.^	26,500	1,035,885
China BAK Battery, Inc.*^	41,800	272,536
Encore Wire Corp.*^	13,000	286,130
Energy Conversion Devices, Inc.*^	23,800	808,724
EnerSys*^	33,400	534,400
Evergreen Solar, Inc.*^	40,800	308,856
First Solar, Inc.*^	17,000	506,600
Franklin Electric Co., Inc.^	16,200	832,518
FuelCell Energy, Inc.*^	33,900	218,994
General Cable Corp.*	32,950	1,440,244
Genlyte Group, Inc.*^	17,800	1,390,358
GrafTech International Ltd.*	110,500	764,660
Ii-Vi, Inc.*	22,300	623,062
LSI Industries, Inc.	33,850	671,923
Medis Technologies Ltd.*^	33,300	580,419
Plug Power, Inc.*^	47,000	182,830
Powell Industries, Inc.*^	6,100	192,577
Power-One, Inc.*^	93,000	677,040
Regal-Beloit Corp.	19,600	1,029,196
Superior Essex, Inc.*	8,400	279,300
Vicor Corp.	35,200	391,072
Woodward Governor Co.	21,500	853,765

		17,182,264

Industrial Conglomerates (0.2%)
Raven Industries, Inc.^	20,400	546,720
Sequa Corp., Class A*	2,900	333,674
Standex International Corp.	18,300	551,379
Tredegar Corp.	36,976	836,027

		2,267,800

Machinery (2.5%)
3D Systems Corp.*^	7,300	116,508
Accuride Corp.*	15,100	170,026
Actuant Corp., Class A^	18,100	862,465
Albany International Corp.	16,550	544,660
American Railcar Industries, Inc.^	19,000	646,760
American Science & Engineering, Inc.*^	11,100	660,561
Ampco-Pittsburgh Corp.	13,300	445,284
Astec Industries, Inc.*	26,500	930,150
ASV, Inc.*^	25,500	414,885
Badger Meter, Inc.^	7,400	204,980
Barnes Group, Inc.^	18,320	398,460
Basin Water, Inc.*^	43,200	292,464
Blount International, Inc.*^	43,700	588,202
Briggs & Stratton Corp.^	39,350	1,060,482
Bucyrus International, Inc., Class A	21,025	1,088,254
Cascade Corp.^	16,300	862,270
CIRCOR International, Inc.	7,600	279,604
Clarcor, Inc.^	35,100	1,186,731
Columbus McKinnon Corp.*	17,400	365,748
Commercial Vehicle Group, Inc.*^	9,400	204,920
Dynamic Materials Corp.	6,700	188,270
EnPro Industries, Inc.*	13,200	438,372
ESCO Technologies, Inc.*^	16,404	745,398
Federal Signal Corp.	25,500	409,020
Flanders Corp.*^	18,200	180,180
Freightcar America, Inc.^	8,300	460,235
Gehl Co.*	9,400	258,782
Gorman-Rupp Co.	6,281	232,209
Greenbrier Cos., Inc.^	20,300	609,000
Kadant, Inc.*	9,000	219,420
Kaydon Corp.^	20,500	814,670
Lindsay Co.^	11,950	390,167
Middleby Corp.*^	6,900	722,223
Mueller Industries, Inc.	26,200	830,540
Mueller Water Products, Inc., Class A*^	21,300	316,731
NACCO Industries, Inc., Class A	4,000	546,400
Navistar International Corp.*	46,900	1,567,867
Nordson Corp.	18,800	936,804
RBC Bearings, Inc.*	9,800	280,868
Robbins & Myers, Inc.	12,600	578,592
Tecumseh Products Co., Class A*^	24,423	412,749
Tennant Co.	26,600	771,400
Titan International, Inc.^	11,700	235,755
TurboChef Technologies, Inc.*	25,900	440,818
Valmont Industries, Inc.	11,800	654,782
Wabash National Corp.^	43,400	655,340
Wabtec Corp.	30,886	938,317
Watts Water Technologies, Inc., Class A^	18,100	744,091

		26,902,414

Marine (0.2%)
American Commercial Lines, Inc.*	22,600	1,480,526
Horizon Lines, Inc., Class A	29,900	806,104

		2,286,630

Road & Rail (0.8%)
AMERCO, Inc.*	5,600	487,256
Arkansas Best Corp.	16,128	580,608
Celadon Group, Inc.*^	18,400	308,200
Dollar Thrifty Automotive Group, Inc.*	17,700	807,297
Florida East Coast Industries, Inc.^	22,900	1,364,840
Genesee & Wyoming, Inc.*^	18,325	480,848
Heartland Express, Inc.^	30,712	461,294
Knight Transportation, Inc.^	42,109	717,958
Marten Transport Ltd.*	15,652	286,901
Old Dominion Freight Line, Inc.*^	17,950	432,057

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
PAM Transportation Services, Inc.*	6,000	$132,120
RailAmerica, Inc.*	17,000	273,360
Saia, Inc.*	32,300	749,683
U.S. Xpress Enterprises, Inc.*	20,850	343,400
Universal Truckload Services, Inc.*	7,600	180,500
USA Truck, Inc.*^	5,100	81,855
Werner Enterprises, Inc.^	36,800	643,264

		8,331,441

Trading Companies & Distributors (0.7%)
Applied Industrial Technologies, Inc.	25,500	670,905
Beacon Roofing Supply, Inc.*^	22,650	426,273
BlueLinx Holdings, Inc.^	43,400	451,360
Electro Rent Corp.*^	17,000	283,900
H&E Equipment Services, Inc.*^	21,800	539,986
Interline Brands, Inc.*	21,560	484,453
Kaman Corp.^	12,300	275,397
Lawson Products, Inc.^	8,200	376,298
Nuco2, Inc.*^	19,150	470,899
Rush Enterprises, Inc., Class A*	11,700	197,964
TAL International Group, Inc.^	20,567	548,933
TransDigm Group, Inc.*^	14,800	392,348
UAP Holding Corp.	31,100	783,098
Watsco, Inc.^	17,000	801,720
Williams Scotsman International, Inc.*^	28,600	561,132

		7,264,666

Transportation Infrastructure (0.1%)
Interpool, Inc.^	21,600	504,576

Total Industrials		146,931,694

Information Technology (17.5%)
Communications Equipment (2.6%)
3Com Corp.*	280,500	1,152,855
Adtran, Inc.	37,800	858,060
Anaren, Inc.*^	10,908	193,726
Andrew Corp.*	97,500	997,425
Arris Group, Inc.*	76,600	958,266
Avocent Corp.*	32,500	1,100,125
Bel Fuse, Inc., Class B^	13,192	458,950
Black Box Corp.^	8,900	373,711
Blue Coat Systems, Inc.*^	11,100	265,845
C-COR, Inc.*	50,900	567,026
CommScope, Inc.*	37,800	1,152,144
Comtech Telecommunications Corp.*^	16,325	621,493
Digi International, Inc.*^	12,500	172,375
Ditech Networks, Inc.*^	20,700	143,244
Dycom Industries, Inc.*	21,533	454,777
Extreme Networks, Inc.*	159,700	669,143
Finisar Corp.*^	128,100	413,763
Foundry Networks, Inc.*	94,900	1,421,602
Harmonic, Inc.*^	50,600	367,862
Inter-Tel, Inc.	27,950	619,372
Interdigital Communications Corp.*^	33,200	1,113,860
Ixia*^	58,544	562,022
Loral Space & Communications, Inc.*^	13,100	533,432
MasTec, Inc.*^	67,200	775,488
MRV Communications, Inc.*^	131,000	463,740
NETGEAR, Inc.*^	24,400	640,500
Oplink Communications, Inc.*^	17,442	358,608
Optical Communication Products, Inc.*^	72,000	118,080
Packeteer, Inc.*	13,200	179,520
Plantronics, Inc.^	36,200	767,440
Polycom, Inc.*	65,800	2,033,878
Powerwave Technologies, Inc.*^	67,800	437,310
Redback Networks, Inc.*	33,800	842,972
SafeNet, Inc.*^	32,929	788,320
Sirenza Microdevices, Inc.*^	33,200	260,952
Sonus Networks, Inc.*^	171,200	1,128,208
Stratex Networks, Inc.*^	97,500	470,925
Sycamore Networks, Inc.*	79,600	299,296
Symmetricom, Inc.*^	84,400	752,848
Tekelec*^	43,600	646,588
Utstarcom, Inc.*^	73,800	645,750
ViaSat, Inc.*	10,800	321,948
Zhone Technologies, Inc.*^	106,300	139,253

		27,242,702

Computers & Peripherals (1.3%)
Adaptec, Inc.*	149,100	694,806
Avid Technology, Inc.*^	26,867	1,001,064
Brocade Communications Systems, Inc.*	206,100	1,692,081
Electronics for Imaging, Inc.*	39,300	1,044,594
Emulex Corp.*	57,200	1,115,972
Gateway, Inc.*^	292,583	588,092
Hutchinson Technology, Inc.*^	12,500	294,625
Hypercom Corp.*^	31,400	199,390
Imation Corp.	25,000	1,160,750
Intermec, Inc.*^	28,100	681,987
Komag, Inc.*	17,900	678,052
McData Corp., Class A*^	113,300	628,815
Mobility Electronics, Inc.*^	22,600	75,710
Neoware, Inc.*^	14,767	195,072
Novatel Wireless, Inc.*^	24,000	232,080
Palm, Inc.*^	65,700	925,713
Presstek, Inc.*^	37,400	237,864
Quantum Corp.*	217,600	504,832
Rackable Systems, Inc.*^	16,900	523,393
Stratasys, Inc.*^	11,050	347,081
Synaptics, Inc.*^	28,750	853,587

		13,675,560

Electronic Equipment & Instruments (2.1%)
Aeroflex, Inc.*	56,750	665,110
Agilysis, Inc.	29,400	492,156
Anixter International, Inc.*	23,700	1,286,910
Benchmark Electronics, Inc.*	40,975	998,151
Brightpoint, Inc.*	25,754	346,391
Checkpoint Systems, Inc.*	20,000	404,000
Cogent, Inc.*^	29,200	321,492
Cognex Corp.^	30,300	721,746
Coherent, Inc.*	20,600	650,342
Color Kinetics, Inc.*^	9,300	198,555
CTS Corp.^	20,400	320,280
Daktronics, Inc.^	25,300	932,305
DTS, Inc.*^	21,300	515,247
Echelon Corp.*^	29,500	236,000
Electro Scientific Industries, Inc.*^	14,200	285,988
Excel Technology, Inc.*	6,200	158,658
Flir Systems, Inc.*^	50,800	1,616,964
Global Imaging Systems, Inc.*	33,800	741,910
Insight Enterprises, Inc.*	24,200	456,654
Itron, Inc.*^	17,160	889,574
KEMET Corp.*	42,200	308,060
L-1 Identity Solutions, Inc.*^	34,566	522,984
Littelfuse, Inc.*	9,800	312,424
LoJack Corp.*^	15,200	259,616
Measurement Specialties, Inc.*^	5,900	127,676

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Mercury Computer Systems, Inc.*^	25,600	$342,016
Methode Electronics, Inc.	42,200	457,026
MTS Systems Corp.	9,600	370,752
Multi-Fineline Electronix, Inc.*^	10,950	222,176
Newport Corp.*^	19,200	402,240
OSI Systems, Inc.*^	8,600	179,998
Park Electrochemical Corp.	9,000	230,850
Paxar Corp.*	25,100	578,806
Photon Dynamics, Inc.*	12,004	140,327
Plexus Corp.*	34,500	823,860
RadiSys Corp.*	21,850	364,239
Rofin-Sinar Technologies, Inc.*	8,000	483,680
Rogers Corp.*	12,500	739,375
Scansource, Inc.*^	11,400	346,560
SunPower Corp., Class A*^	18,600	691,362
SYNNEX Corp.*	23,400	513,396
Technitrol, Inc.	26,900	642,641
TTM Technologies, Inc.*^	53,700	608,421
Universal Display Corp.*^	20,500	307,705
X-Rite, Inc.^	23,400	287,820
Zygo Corp.*	23,200	381,640

		22,884,083

Internet Software & Services (2.4%)
24/7 Real Media, Inc.*^	45,200	409,060
aQuantive, Inc.*^	56,000	1,380,960
Ariba, Inc.*	33,212	257,061
Bankrate, Inc.*^	8,100	307,395
CMGI, Inc.*^	205,900	275,906
CNET Networks, Inc.*	95,500	868,095
Cybersource Corp.*	20,600	227,012
DealerTrack Holdings, Inc.*	30,300	891,426
Digital Insight Corp.*	20,368	783,964
Digital River, Inc.*	30,400	1,696,016
Digitas, Inc.*	53,100	712,071
EarthLink, Inc.*	81,400	577,940
eCollege.com, Inc.*^	28,300	442,895
Equinix, Inc.*^	21,600	1,633,392
InfoSpace, Inc.*	38,800	795,788
Internap Network Services Corp.*^	30,900	613,983
Internet Capital Group, Inc.*^	19,900	204,174
Interwoven, Inc.*	59,025	865,897
Ipass, Inc.*^	27,000	158,760
j2 Global Communications, Inc.*^	33,700	918,325
Jupitermedia Corp.*^	28,800	228,096
Knot, Inc.*	21,900	574,656
Liquidity Services, Inc.*	16,500	283,965
LoopNet, Inc.*^	32,300	483,854
Marchex, Inc., Class B*	35,700	477,666
Netratings, Inc.*	31,000	542,810
NIC, Inc.*^	41,400	205,758
Online Resources Corp.*^	12,900	131,709
Openwave Systems, Inc.*^	45,007	415,415
RealNetworks, Inc.*	80,700	882,858
S1 Corp.*	39,700	218,747
SAVVIS, Inc.*^	21,300	760,623
Sohu.com, Inc.*	13,100	314,400
SonicWALL, Inc.*	55,600	468,152
Terremark Worldwide, Inc.*^	40,710	273,571
Travelzoo, Inc.*^	22,160	663,692
United Online, Inc.^	46,050	611,544
ValueClick, Inc.*	73,750	1,742,712
Vignette Corp.*	40,080	684,166
WebEx Communications, Inc.*^	25,500	889,695
webMethods, Inc.*^	28,100	206,816
Websense, Inc.*^	35,300	805,899
WebSideStory, Inc.*	10,400	131,664

		26,018,588

IT Services (2.0%)
BearingPoint, Inc.*	136,900	1,077,403
BISYS Group, Inc.*	73,500	948,885
CACI International, Inc., Class A*	23,500	1,327,750
Ciber, Inc.*	21,500	145,770
Covansys Corp.*	41,600	954,720
CSG Systems International, Inc.*	34,200	914,166
eFunds Corp.*^	33,300	915,750
Euronet Worldwide, Inc.*^	22,400	665,056
Forrester Research, Inc.*	14,400	390,384
Gartner, Inc.*	40,789	807,214
Gevity HR, Inc.^	12,900	305,601
Heartland Payment Systems, Inc.^	20,600	581,950
iGATE Corp.*	46,800	321,984
Infocrossing, Inc.*^	8,500	138,550
infoUSA, Inc.	33,900	403,749
Integral Systems, Inc.^	6,600	152,922
Kanbay International, Inc.*	40,150	1,155,116
Keane, Inc.*^	24,900	296,559
Lionbridge Technologies, Inc.*^	92,700	596,988
ManTech International Corp., Class A*	7,500	276,225
MAXIMUS, Inc.^	26,000	800,280
MPS Group, Inc.*	67,167	952,428
Ness Technologies, Inc.*^	51,100	728,686
Perot Systems Corp., Class A*	52,800	865,392
RightNow Technologies, Inc.*^	21,950	377,979
Sapient Corp.*^	119,900	658,251
SI International, Inc.*	8,200	265,844
SRA International, Inc., Class A*^	23,400	625,716
StarTek, Inc.	12,200	165,188
SYKES Enterprises, Inc.*	43,200	762,048
Syntel, Inc.^	12,100	324,280
Talx Corp.^	23,027	632,091
TNS, Inc.*^	17,100	329,175
Tyler Technologies, Inc.*	35,800	503,348
Wright Express Corp.*	22,700	707,559

		21,075,007

Semiconductors & Semiconductor Equipment (3.6%)
Actel Corp.*	25,900	470,344
Advanced Analogic Technologies, Inc.*^	51,700	278,663
Advanced Energy Industries, Inc.*	17,600	332,112
AMIS Holdings, Inc.*	56,900	601,433
Amkor Technology, Inc.*^	61,000	569,740
Anadigics, Inc.*^	58,800	520,968
Applied Micro Circuits Corp.*^	162,500	578,500
Asyst Technologies, Inc.*	85,200	622,812
Atheros Communications, Inc.*^	31,500	671,580
ATMI, Inc.*^	28,020	855,451
Axcelis Technologies, Inc.*	129,050	752,361
Brooks Automation, Inc.*	49,502	712,829
Cabot Microelectronics Corp.*^	18,600	631,284
Cirrus Logic, Inc.*	39,300	270,384
Cohu, Inc.^	22,200	447,552
Conexant Systems, Inc.*	362,600	739,704
Credence Systems Corp.*^	38,930	202,436
Cymer, Inc.*	27,800	1,221,810
Diodes, Inc.*	12,050	427,534
DSP Group, Inc.*	13,600	295,120
Eagle Test Systems, Inc.*^	25,700	374,706
Emcore Corp.*^	28,000	154,840
Entegris, Inc.*^	84,035	909,259
Exar Corp.*^	52,997	688,961
FEI Co.*	32,644	860,822

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
FormFactor, Inc.*	35,200	$1,311,200
Genesis Microchip, Inc.*^	47,900	485,706
Hittite Microwave Corp.*	21,300	688,416
Ikanos Communications, Inc.*^	37,800	328,482
Intevac, Inc.*	28,500	739,575
IXYS Corp.*	29,400	261,660
Kopin Corp.*^	42,400	151,368
Kulicke & Soffa Industries, Inc.*	77,500	651,000
Lattice Semiconductor Corp.*^	59,900	388,152
LTX Corp.*	85,600	479,360
Mattson Technology, Inc.*	68,400	637,488
Micrel, Inc.*	52,100	561,638
Microsemi Corp.*	43,172	848,330
Microtune, Inc.*^	32,100	150,870
MIPS Technologies, Inc.*^	28,100	233,230
MKS Instruments, Inc.*	23,700	535,146
Monolithic Power Systems, Inc.*^	54,500	605,495
Netlogic Microsystems, Inc.*^	26,800	581,292
OmniVision Technologies, Inc.*^	30,500	416,325
ON Semiconductor Corp.*^	83,900	635,123
PDF Solutions, Inc.*^	13,420	193,919
Pericom Semiconductor Corp.*	23,000	263,810
Photronics, Inc.*	30,100	491,834
PLX Technology, Inc.*^	25,200	328,608
Portalplayer, Inc.*	27,100	364,495
RF Micro Devices, Inc.*^	127,000	862,330
Rudolph Technologies, Inc.*^	17,306	275,512
Semitool, Inc.*^	22,900	304,799
Semtech Corp.*	36,500	477,055
Sigma Designs, Inc.*^	26,200	666,790
Silicon Image, Inc.*	53,100	675,432
Silicon Storage Technology, Inc.*^	104,700	472,197
SiRf Technology Holdings, Inc.*^	31,300	798,776
Skyworks Solutions, Inc.*	115,000	814,200
Standard Microsystems Corp.*	25,200	705,096
Supertex, Inc.*^	14,800	580,900
Tessera Technologies, Inc.*	29,400	1,185,996
Transwitch Corp.*^	97,700	136,780
Trident Microsystems, Inc.*^	38,700	703,566
Triquint Semiconductor, Inc.*^	57,621	259,294
Ultratech, Inc.*^	11,000	137,280
Varian Semiconductor Equipment Associates, Inc.*	43,200	1,966,464
Veeco Instruments, Inc.*	20,100	376,473
Virage Logic Corp.*^	15,700	145,853
Volterra Semiconductor Corp.*^	31,000	465,000
Zoran Corp.*	28,800	419,904

		38,953,424

Software (3.5%)
Advent Software, Inc.*^	13,900	490,531
Agile Software Corp.*^	30,000	184,500
Altiris, Inc.*	17,300	439,074
Ansoft Corp.*	10,800	300,240
Ansys, Inc.*^	23,600	1,026,364
Aspen Technology, Inc.*^	70,000	771,400
Blackbaud, Inc.	26,698	694,148
Blackboard, Inc.*^	16,900	507,676
Borland Software Corp.*	107,966	587,335
Bottomline Technologies, Inc.*^	9,900	113,355
Concur Technologies, Inc.*^	46,000	737,840
Convera Corp., Class A*^	68,400	313,956
Epicor Software Corp.*	44,500	601,195
EPIQ Systems, Inc.*^	14,950	253,702
eSpeed, Inc., Class A*	27,700	241,821
FalconStor Software, Inc.*^	36,800	318,320
Hyperion Solutions Corp.*	45,600	1,638,864
Informatica Corp.*^	61,700	753,357
InterVoice, Inc.*^	35,600	272,696
Jack Henry & Associates, Inc.	60,000	1,284,000
JDA Software Group, Inc.*	29,950	412,411
Kronos, Inc.*^	24,187	888,630
Lawson Software, Inc.*^	76,000	561,640
Macrovision Corp.*	37,100	1,048,446
Magma Design Automation, Inc.*	33,600	300,048
Manhattan Associates, Inc.*	20,700	622,656
Mapinfo Corp.*^	11,300	147,465
Mentor Graphics Corp.*	52,300	942,969
Micros Systems, Inc.*	27,900	1,470,330
MicroStrategy, Inc., Class A*	7,000	798,070
Midway Games, Inc.*^	40,700	284,086
Net 1 UEPS Technologies, Inc.*^	38,800	1,146,928
NetScout Systems, Inc.*^	12,700	105,410
Nuance Communications, Inc.*^	78,700	901,902
Open Solutions, Inc.*	14,900	560,836
Opsware, Inc.*^	58,600	516,852
Parametric Technology Corp.*	72,540	1,307,171
Pegasystems, Inc.^	37,800	373,086
Progress Software Corp.*	27,800	776,454
QAD, Inc.	25,700	215,623
Quality Systems, Inc.^	7,600	283,252
Quest Software, Inc.*	36,200	530,330
Radiant Systems, Inc.*^.	16,100	168,084
Renaissance Learning, Inc.^	39,700	703,881
Secure Computing Corp.*	69,075	453,132
Sonic Solutions, Inc.*^	34,900	568,870
SPSS, Inc.*	24,600	739,722
Sybase, Inc.*	69,233	1,710,055
Take-Two Interactive Software, Inc.*^	43,700	776,112
THQ, Inc.*^	46,925	1,526,001
TIBCO Software, Inc.*	150,900	1,424,496
Transaction Systems Architects, Inc.*	22,200	723,054
Ulticom, Inc.*^	25,700	246,463
Ultimate Software Group, Inc.*^	30,400	707,104
Vasco Data Security International, Inc.*^	19,800	234,630
Verint Systems, Inc.*	13,000	445,640
Wind River Systems, Inc.*^	35,900	367,975
Witness Systems, Inc.*	43,500	762,555

		37,282,743

Total Information Technology		187,132,107

Materials (4.4%)
Chemicals (1.7%)
American Vanguard Corp.^	34,200	543,780
Arch Chemicals, Inc.	10,800	359,748
Balchem Corp.^	7,200	184,896
Calgon Carbon Corp.*^	60,300	373,860
CF Industries Holdings, Inc.	40,480	1,037,907
Ferro Corp.^	21,000	434,490
Georgia Gulf Corp.	22,000	424,820
H.B. Fuller Co.	43,200	1,115,424
Hercules, Inc.*	74,000	1,428,940
Innospec, Inc.^	8,140	378,917
Koppers Holdings, Inc.^	36,500	951,555
Kronos Worldwide, Inc.^	13,847	450,858
MacDermid, Inc.	13,900	473,990
Minerals Technologies, Inc.	19,100	1,122,889
NewMarket Corp.	9,700	572,785
Olin Corp.	51,832	856,265
OM Group, Inc.*	19,300	873,904
Pioneer Cos., Inc.*	6,400	183,424
PolyOne Corp.*	39,800	298,500
Rockwood Holdings, Inc.*	21,520	543,595
Schulman (A.), Inc.^	20,400	453,900

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Sensient Technologies Corp.	24,900	$612,540
Spartech Corp.	23,600	618,792
Stepan Co.	23,400	741,078
Symyx Technologies, Inc.*^	16,272	351,313
Terra Industries, Inc.*^	68,200	817,036
Tronox, Inc., Class B^	21,300	336,327
W.R. Grace & Co.*^	48,600	962,280
Zoltek Cos., Inc.*^	23,600	464,212

		17,968,025

Construction Materials (0.1%)
Headwaters, Inc.*^	22,500	539,100
Texas Industries, Inc.^	16,600	1,066,218
U.S. Concrete, Inc.*^	27,433	195,323

		1,800,641

Containers & Packaging (0.6%)
AEP Industries, Inc.*^	9,400	501,114
AptarGroup, Inc.	26,500	1,564,560
Caraustar Industries, Inc.*^	41,907	339,028
Chesapeake Corp.^	11,100	188,922
Graphic Packaging Corp.*	172,600	747,358
Greif, Inc., Class A	12,200	1,444,480
Myers Industries, Inc.	40,300	631,098
Rock-Tenn Co., Class A	16,000	433,760
Silgan Holdings, Inc.	12,600	553,392

		6,403,712

Metals & Mining (1.6%)
A.M. Castle & Co.	10,000	254,500
AK Steel Holding Corp.*	83,000	1,402,700
AMCOL International Corp.^	9,900	274,626
Brush Engineered Materials, Inc.*^	19,100	645,007
Century Aluminum Co.*^	12,800	571,520
Chaparral Steel Co.	30,000	1,328,100
Cleveland-Cliffs, Inc.^	28,000	1,356,320
Coeur d’Alene Mines Corp.*^	221,200	1,094,940
Compass Minerals International, Inc.^	22,900	722,724
Gibraltar Industries, Inc.	13,150	309,157
Hecla Mining Co.*^	59,500	455,770
Metal Management, Inc.	19,700	745,645
NN, Inc.^	21,400	266,002
Olympic Steel, Inc.	27,267	606,145
Oregon Steel Mills, Inc.*	23,700	1,479,117
Quanex Corp.^	27,050	935,659
Royal Gold, Inc.^	8,400	302,232
RTI International Metals, Inc.*^	16,300	1,274,986
Ryerson, Inc.^	10,700	268,463
Schnitzer Steel Industries, Inc.	17,650	700,705
Steel Technologies, Inc.	16,300	286,065
Stillwater Mining Co.*^	47,929	598,633
Wheeling-Pittsburgh Corp.*^	12,400	232,252
Worthington Industries, Inc.^	54,600	967,512

		17,078,780

Paper & Forest Products (0.4%)
Bowater, Inc.^	37,900	852,750
Buckeye Technologies, Inc.*	30,400	364,192
Deltic Timber Corp.^	13,800	769,764
Glatfelter^	35,900	556,450
Mercer International, Inc.*^	21,800	258,766
Neenah Paper, Inc.	19,400	685,208
Schweitzer-Mauduit International, Inc.	8,600	224,030
Wausau Paper Corp.	21,500	322,285

		4,033,445

Total Materials		47,284,603

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.2%)
Alaska Communications Systems Group, Inc.	17,300	262,787
Broadwing Corp.*	50,578	790,028
Cbeyond, Inc.*^	17,200	526,148
Cincinnati Bell, Inc.*	146,200	668,134
Cogent Communications Group, Inc.*	63,000	1,021,860
Commonwealth Telephone Enterprises, Inc.	15,300	640,458
Consolidated Communications Holdings, Inc.	35,300	737,770
Covad Communications Group, Inc.*^	183,600	253,368
CT Communications, Inc.^	19,500	446,940
FairPoint Communications, Inc.	33,400	632,930
General Communication, Inc., Class A*^	41,150	647,290
Golden Telecom, Inc.	16,040	751,314
IDT Corp., Class B*^	24,800	324,384
Iowa Telecommunications Services, Inc.	25,800	508,518
North Pittsburgh Systems, Inc.^	17,500	422,450
NTELOS Holdings Corp.*	50,300	899,364
Premiere Global Services, Inc.*^	27,700	261,488
Shenandoah Telecommunications Co.^	3,800	178,638
SureWest Communications^	6,000	165,240
Time Warner Telecom, Inc., Class A*	109,250	2,177,352
Vonage Holdings Corp.*	42,300	293,562

		12,610,023

Wireless Telecommunication Services (0.4%)
Centennial Communications Corp.^	113,860	818,653
Dobson Communications Corp.*	112,100	976,391
FiberTower Corp.*^	84,600	497,448
InPhonic, Inc.*^	30,500	338,245
iPCS, Inc.*^	10,200	564,672
Syniverse Holdings, Inc.*	36,940	553,731
USA Mobility, Inc.	12,875	288,014
Wireless Facilities, Inc.*^	56,000	159,600

		4,196,754

Total Telecommunication Services		16,806,777

Utilities (2.8%)
Electric Utilities (1.0%)
Allete, Inc.^	15,100	702,754
Cleco Corp.	41,600	1,049,568
Duquesne Light Holdings, Inc.	63,500	1,260,475
El Paso Electric Co.*	37,000	901,690
Empire District Electric Co.^	19,500	481,455
IDACORP, Inc.	31,500	1,217,475
ITC Holdings Corp.	10,850	432,915
MGE Energy, Inc.^	9,700	354,826
Otter Tail Corp.	27,100	844,436
Portland General Electric Co.^	12,983	353,787
UIL Holdings Corp.	17,600	742,544
Unisource Energy Corp.	22,700	829,231
Westar Energy, Inc.	65,717	1,706,013

		10,877,169

Gas Utilities (1.0%)
Cascade Natural Gas Corp.	22,820	591,494
EnergySouth, Inc.^	9,061	363,346
Laclede Group, Inc.^	15,700	549,971
New Jersey Resources Corp.^	22,850	1,110,053
Nicor, Inc.^	31,800	1,488,240

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Northwest Natural Gas Co.^	21,300	$903,972
Peoples Energy Corp.	25,000	1,114,250
Piedmont Natural Gas Co.^	58,733	1,571,108
South Jersey Industries, Inc.	25,500	851,955
Southwest Gas Corp.	35,600	1,365,972
WGL Holdings, Inc.^	30,400	990,432

		10,900,793

Independent Power Producers & Energy Traders (0.1%)
Black Hills Corp.	18,500	683,390
Ormat Technologies, Inc.^	15,800	581,756

		1,265,146

Multi-Utilities (0.5%)
Aquila, Inc.*	268,000	1,259,600
Avista Corp.	29,300	741,583
CH Energy Group, Inc.^	12,150	641,520
NorthWestern Corp.	22,297	788,868
PNM Resources, Inc.	52,950	1,646,745

		5,078,316

Water Utilities (0.2%)
American States Water Co.^	10,650	411,303
California Water Service Group^	14,100	569,640
SJW Corp.^	9,460	366,670
Southwest Water Co.^	41,140	566,086

		1,913,699

Total Utilities		30,035,123

Total Common Stocks (97.6%) (Cost $888,171,052)		1,042,406,750

	Number of Rights
RIGHTS:
Consumer Staples (0.0%)
Personal Products (0.0%)
Revlon, Inc.*	58,700	2,935

Total Consumer Staples		2,935

Financials (0.0%)
Real Estate Management & Development (0.0%)
Affordable Residential Communities LP*^	31,100	22,703

Total Financials		22,703

Total Rights (0.0%) (Cost $—)		25,638

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills
5.06%, 1/11/07 #(o)(p)	$1,455,000	1,452,753

Short-Term Investments of Cash Collateral for Securities Loaned (28.8%)
Aegis Finance LLC
5.34%, 1/12/07	9,952,800	9,952,800
American Express Credit Corp.
5.35%, 6/12/07 (l)	10,000,000	10,000,000
Beta Finance, Inc.
5.37%, 1/15/08 (l)	4,000,000	4,000,000
Calyon/New York
5.37%, 10/14/08 (l)	9,996,184	9,996,184
Charta LLC
5.32%, 1/8/07	9,912,167	9,912,167
5.35%, 1/30/07	4,949,208	4,949,208
CIC N.Y.
5.34%, 5/29/07 (l)	8,000,000	8,000,000
Citigroup Global Markets, Inc.
5.38%, 1/5/07 (l)	10,000,000	10,000,000
Concord Minutemen C.C. LLC, Series C
5.36%, 1/18/07	9,954,017	9,954,017
Deutsche Bank AG/London
5.34%, 1/31/07 (l)	17,000,000	17,000,000
Dexia Credit Local de France
5.34%, 4/13/07	10,000,000	10,000,000
5.34%, 5/8/07 (l)	10,000,000	10,000,000
Five Finance, Inc.
5.38%, 6/19/08 (l)	9,997,126	9,997,126
Galleon Capital Corp.
5.33%, 2/15/07	8,879,515	8,879,515
Goldman Sachs Group, Inc.
5.47%, 12/28/07 (l)	5,000,000	5,000,000
5.43%, 1/29/08 (l)	12,000,000	12,000,000
MBIA Global Funding LLC
5.37%, 9/25/08 (l)	10,000,000	10,000,000
Merrill Lynch Mortgage Capital, Inc.
5.41%, 1/5/07 (l)	10,000,000	10,000,000
Monumental Global Funding II
5.36%, 4/25/08 (l)	10,000,000	10,000,000
Morgan Stanley
5.49%, 1/29/08 (l)	5,000,000	5,000,000
Natexis Banques Populaires N.Y.
5.34%, 4/5/07 (l)	18,000,000	18,000,000
New York Life Insurance Co.
5.43%, 3/29/07 (l)	4,000,000	4,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	95,836,845	95,836,845
Wells Fargo & Co.
5.42%, 12/26/08 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		307,477,862

Time Deposit (2.2%)
JPMorgan Chase Nassau
4.75%, 1/2/07	22,984,155	22,984,155

Total Short-Term Investments (31.1%) (Cost/Amortized Cost $331,914,988)		331,914,770

Total Investments (128.7%) (Cost/Amortized Cost $1,220,086,040)		1,374,347,158
Other Assets Less Liabilities (-28.7%)		(306,462,848)

Net Assets (100%)		$1,067,884,310

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

#	All, or a portion of security held by broker as collateral for financial futures contracts.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

At December 31, 2006 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/06	Unrealized Appreciation
Russell 2000 Index	45	March-07	$17,851,625	$17,885,250	$33,625

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$598,714,040
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$202,669,227

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$199,444,716
Aggregate gross unrealized depreciation	(45,243,192)

Net unrealized appreciation	$154,201,524

Federal income tax cost of investments	$1,220,145,634

At December 31, 2006, the Portfolio had loaned securities with a total value of $297,866,221. This was secured by collateral of $307,477,862 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $16,762, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TCW EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.5%)
Household Durables (3.1%)
Pulte Homes, Inc.^	234,280	$7,759,353

Internet & Catalog Retail (5.4%)
Amazon.com, Inc.*^	335,930	13,255,798

Total Consumer Discretionary		21,015,151

Consumer Staples (1.0%)
Food & Staples Retailing (1.0%)
Walgreen Co.	55,400	2,542,306

Total Consumer Staples		2,542,306

Energy (5.5%)
Energy Equipment & Services (5.5%)
Schlumberger Ltd.	215,470	13,609,085

Total Energy		13,609,085

Financials (24.6%)
Commercial Banks (4.0%)
Commerce Bancorp, Inc./New Jersey^	280,290	9,885,828

Consumer Finance (5.1%)
SLM Corp.	258,900	12,626,553

Insurance (9.9%)
American International Group, Inc.	97,350	6,976,101
Progressive Corp.	713,740	17,286,783

		24,262,884

Thrifts & Mortgage Finance (5.6%)
Countrywide Financial Corp.	322,300	13,681,635

Total Financials		60,456,900

Health Care (20.3%)
Biotechnology (9.5%)
Amgen, Inc.*	37,500	2,561,625
Genentech, Inc.*	160,360	13,010,007
Genzyme Corp.*^	125,700	7,740,606

		23,312,238

Health Care Equipment & Supplies (6.4%)
Varian Medical Systems, Inc.*^	164,800	7,839,536
Zimmer Holdings, Inc.*	101,400	7,947,732

		15,787,268

Health Care Providers & Services (2.6%)
WellPoint, Inc.*	82,200	6,468,318

Health Care Technology (1.8%)
Cerner Corp.*^	96,000	4,368,000

Total Health Care		49,935,824

Industrials (8.0%)
Air Freight & Logistics (4.1%)
CH Robinson Worldwide, Inc.^	92,400	3,778,236
Expeditors International of Washington, Inc.^	152,790	6,187,995

		9,966,231

Industrial Conglomerates (3.9%)
General Electric Co.	257,800	9,592,738

Total Industrials		19,558,969

Information Technology (31.4%)
Communications Equipment (5.5%)
QUALCOMM, Inc.	356,340	13,466,088

Computers & Peripherals (6.9%)
Dell, Inc.*	174,400	4,375,696
Network Appliance, Inc.*	319,560	12,552,317

		16,928,013

Internet Software & Services (12.3%)
eBay, Inc.*	352,100	10,587,647
Google, Inc., Class A*	37,110	17,088,413
Yahoo!, Inc.*	100,000	2,554,000

		30,230,060

Software (6.7%)
Autodesk, Inc.*	100,495	4,066,028
Salesforce.com, Inc.*	342,300	12,476,835

		16,542,863

Total Information Technology		77,167,024

Total Common Stocks (99.3%) (Cost $185,594,022)		244,285,259

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.2%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	$15,220,623	15,220,623

Time Deposit (1.1%)
JPMorgan Chase Nassau
4.75%, 1/2/07	2,770,290	2,770,290

Total Short-Term Investments (7.3%) (Amortized Cost $17,990,913)		17,990,913

Total Investments (106.6%) (Cost/Amortized Cost $203,584,935)		262,276,172
Other Assets Less Liabilities (-6.6%)		(16,146,335)

Net Assets (100%)		$246,129,837

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

EQ ADVISORS TRUST

EQ/TCW EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$105,606,568
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$147,596,945

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,797,683
Aggregate gross unrealized depreciation	(6,106,446)

Net unrealized appreciation	$58,691,237

Federal income tax cost of investments	$203,584,935

At December 31, 2006, the Portfolio had loaned securities with a total value of $14,696,455. This was secured by collateral of $15,220,623 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $117,715,585 of which $57,167,971 expires in the year 2010, $42,657,049 expires in the year 2011, and $17,890,565 expires in the year 2012.

The Portfolio utilized capital loss carryforward of $28,629,877 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (23.9%)
Automobiles (4.2%)
Bayerische Motoren Werke (BMW) AG	26,200	$1,503,211
Harley-Davidson, Inc.	10,200	718,794
Peugeot S.A.	14,500	959,845

		3,181,850

Diversified Consumer Services (0.8%)
H&R Block, Inc.	28,000	645,120

Hotels, Restaurants & Leisure (2.3%)
Accor S.A.	9,200	712,124
Compass Group plc	187,800	1,065,903

		1,778,027

Household Durables (1.3%)
Koninklijke Philips Electronics N.V.	25,300	953,148

Internet & Catalog Retail (0.9%)
Expedia, Inc.*	33,900	711,222

Leisure Equipment & Products (1.9%)
Eastman Kodak Co.	33,100	853,980
FujiFilm Holdings Corp.	15,400	632,001

		1,485,981

Media (11.6%)
British Sky Broadcasting Group plc	69,400	709,012
DIRECTV Group, Inc.*	28,500	710,790
Interpublic Group of Cos., Inc.*	59,400	727,056
Mediaset S.p.A.	60,000	711,280
News Corp., Class A	78,200	1,679,736
Pearson plc	46,500	702,123
Reed Elsevier N.V.	63,400	1,080,143
Time Warner, Inc.	64,800	1,411,344
Viacom, Inc., Class B*	27,100	1,111,913

		8,843,397

Specialty Retail (0.9%)
Chico’s FAS, Inc.*	33,000	682,770

Total Consumer Discretionary		18,281,515

Consumer Staples (2.7%)
Food Products (2.7%)
Nestle S.A. (Registered)	2,870	1,018,030
Unilever N.V. (CVA)	37,050	1,011,319

Total Consumer Staples		2,029,349

Energy (6.4%)
Oil, Gas & Consumable Fuels (6.4%)
BP plc	102,200	1,135,118
El Paso Corp.	48,000	733,440
ENI S.p.A.	16,900	567,827
Repsol YPF S.A.	30,500	1,053,733
Royal Dutch Shell plc, Class B	40,300	1,411,829

Total Energy		4,901,947

Financials (23.3%)
Capital Markets (2.5%)
Bank of New York Co., Inc.	18,000	708,660
Nomura Holdings, Inc.	22,800	429,575
UBS AG (Registered)	13,000	788,605

		1,926,840

Commercial Banks (8.1%)
Banco Santander Central Hispano S.A.	19,200	357,997
HSBC Holdings plc	97,200	1,782,213
Mitsubishi UFJ Financial Group, Inc.	112	1,381,730
Royal Bank of Scotland Group plc	33,100	1,291,099
Shinsei Bank Ltd.	59,000	346,607
UniCredito Italiano S.p.A.	121,600	1,064,710

		6,224,356

Diversified Financial Services (0.9%)
ING Groep N.V. (CVA)	14,500	642,255

Insurance (10.7%)
ACE Ltd.	17,600	1,066,032
American International Group, Inc.	24,700	1,770,002
Aviva plc	65,800	1,058,576
Muenchener Rueckversicherungs AG (Registered)	5,100	877,089
Standard Life plc*	147,500	853,770
Swiss Reinsurance (Registered)	6,080	516,006
Torchmark Corp.	15,600	994,656
Willis Group Holdings Ltd.	26,700	1,060,257

		8,196,388

Real Estate Management & Development (1.1%)
Cheung Kong Holdings Ltd.	41,000	504,774
Swire Pacific Ltd., Class A	33,500	359,886

		864,660

Total Financials		17,854,499

Health Care (11.3%)
Health Care Equipment & Supplies (1.3%)
Boston Scientific Corp.*	59,200	1,017,056

Pharmaceuticals (10.0%)
Bristol-Myers Squibb Co.	27,300	718,536
GlaxoSmithKline plc	51,700	1,359,922
Merck & Co., Inc.	31,300	1,364,680
Novartis AG (Registered)	13,600	782,665
Pfizer, Inc.	68,200	1,766,380
Sanofi-Aventis	9,500	876,276
Takeda Pharmaceutical Co., Ltd.	11,500	788,511

		7,656,970

Total Health Care		8,674,026

Industrials (6.6%)
Aerospace & Defense (0.9%)
Rolls-Royce Group plc	81,200	711,567
Rolls-Royce Group plc, Class B	667,940	1,320

		712,887

Building Products (0.8%)
American Standard Cos., Inc.	13,900	637,315

Industrial Conglomerates (4.9%)
Siemens AG (Registered)	14,800	1,466,434
Smiths Group plc	36,600	710,228
Tyco International Ltd.	50,400	1,532,160

		3,708,822

Total Industrials		5,059,024

Information Technology (10.6%)
Computers & Peripherals (1.4%)
Seagate Technology	40,500	1,073,250

IT Services (2.2%)
Accenture Ltd., Class A	29,100	1,074,663
Electronic Data Systems Corp.	23,300	641,915

		1,716,578

Office Electronics (0.9%)
Konica Minolta Holdings, Inc.*	49,000	690,865

Semiconductors & Semiconductor Equipment (1.0%)
Infineon Technologies AG*	51,600	726,692

Software (5.1%)
Cadence Design Systems, Inc.*	39,200	702,072
Microsoft Corp.	59,300	1,770,698

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Oracle Corp.*	83,300	$1,427,762

		3,900,532

Total Information Technology		8,107,917

Materials (3.7%)
Paper & Forest Products (3.7%)
International Paper Co.	18,700	637,670
Stora Enso Oyj	45,100	713,653
Svenska Cellulosa AB, Class B	13,800	720,956
UPM-Kymmene Oyj	31,300	789,154

Total Materials		2,861,433

Telecommunication Services (2.3%)
Diversified Telecommunication Services (0.9%)
France Telecom S.A.	25,900	715,506

Wireless Telecommunication Services (1.4%)
Vodafone Group plc	377,700	1,045,990

Total Telecommunication Services		1,761,496

Total Common Stocks (90.8%) (Cost $66,817,285)		69,531,206

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (7.9%)
Federal Home Loan Bank
4.80%, 1/2/07 (o)(p)	$1,500,000	1,499,600
U.S. Treasury Bills
4.69%, 2/22/07 (p)	500,000	496,572
4.56%, 3/1/07 (p)	2,371,000	2,353,112
4.67%, 3/8/07 (p)	600,000	594,827
4.74%, 3/22/07 (p)	350,000	346,307
4.79%, 4/5/07 (p)	76,000	75,051
4.81%, 4/19/07 (p)	730,000	719,521

Total Government Securities		6,084,990

Time Deposits (2.6%)
Dresdner Bank
5.30%, 1/2/07	1,955,000	1,955,000
JPMorgan Chase Nassau
4.75%, 1/2/07	1,056	1,056

Total Time Deposits		1,956,056

Total Short-Term Debt Securities (10.5%) (Cost/Amortized Cost $8,039,804)		8,041,046

Total Investments (101.3%) (Cost/Amortized Cost $74,857,089)		77,572,252
Other Assets Less Liabilities (-1.3%)		(1,003,593)

Net Assets (100%)		$76,568,659

*	Non-income producing.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

Glossary:

CVA — Dutch Certification

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$66,129,937
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$—

As of December 31, 2006, the gross unrealized appreciation of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,061,840
Aggregate gross unrealized depreciation	(346,835)

Net unrealized appreciation	$2,715,005

Federal income tax cost of investments	$74,857,247

For the year ended December 31, 2006, the Portfolio incurred approximately $227 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $432 which expires in the year 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.7%)
Auto Components (3.0%)
BorgWarner, Inc.^	33,500	$1,977,170
Johnson Controls, Inc.	51,400	4,416,288

		6,393,458

Automobiles (0.8%)
Harley-Davidson, Inc.	24,000	1,691,280

Diversified Consumer Services (0.5%)
H&R Block, Inc.^	43,100	993,024

Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	74,000	3,629,700
Wyndham Worldwide Corp.*	15,280	489,266

		4,118,966

Household Durables (0.4%)
Fortune Brands, Inc.	9,500	811,205

Internet & Catalog Retail (0.7%)
Amazon.com, Inc.*	35,300	1,392,938

Media (3.8%)
News Corp., Class A	77,700	1,668,996
Omnicom Group, Inc.	37,200	3,888,888
R.H. Donnelley Corp.	29,611	1,857,498
Univision Communications, Inc., Class A*	10,000	354,200
Viacom, Inc., Class B*	7,600	311,828

		8,081,410

Specialty Retail (2.1%)
Chico’s FAS, Inc.*^	57,100	1,181,399
Home Depot, Inc.	82,500	3,313,200

		4,494,599

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.*	26,200	1,125,552

Total Consumer Discretionary		29,102,432

Consumer Staples (4.3%)
Beverages (1.5%)
Anheuser-Busch Cos., Inc.	30,400	1,495,680
Constellation Brands, Inc., Class A*	55,200	1,601,904

		3,097,584

Food & Staples Retailing (2.8%)
Costco Wholesale Corp.	56,100	2,966,007
Sysco Corp.	84,300	3,098,868

		6,064,875

Total Consumer Staples		9,162,459

Energy (5.3%)
Energy Equipment & Services (2.9%)
ENSCO International, Inc.	40,000	2,002,400
GlobalSantaFe Corp.	37,300	2,192,494
Halliburton Co.	62,000	1,925,100

		6,119,994

Oil, Gas & Consumable Fuels (2.4%)
Chevron Corp.	18,300	1,345,599
EOG Resources, Inc.	27,300	1,704,885
Exxon Mobil Corp.	28,500	2,183,955

		5,234,439

Total Energy		11,354,433

Financials (24.9%)
Capital Markets (6.1%)
Mellon Financial Corp.	108,500	4,573,275
Morgan Stanley	102,300	8,330,289

		12,903,564

Commercial Banks (6.5%)
City National Corp./California	14,400	1,025,280
Fifth Third Bancorp.	86,400	3,536,352
PNC Financial Services Group, Inc.	37,700	2,791,308
Wells Fargo & Co.	180,000	6,400,800

		13,753,740

Diversified Financial Services (6.4%)
Citigroup, Inc.	170,300	9,485,710
JPMorgan Chase & Co.	86,800	4,192,440

		13,678,150

Insurance (4.4%)
Allstate Corp.	34,000	2,213,740
American International Group, Inc.	68,500	4,908,710
Hartford Financial Services Group, Inc.	23,400	2,183,454

		9,305,904

Real Estate Management & Development (0.3%)
Realogy Corp.*	19,600	594,272

Thrifts & Mortgage Finance (1.2%)
Freddie Mac	38,100	2,586,990

Total Financials		52,822,620

Health Care (16.1%)
Biotechnology (2.2%)
Cephalon, Inc.*^	14,700	1,035,027
Genzyme Corp.*	47,900	2,949,682
Millennium Pharmaceuticals, Inc.*^	66,400	723,760

		4,708,469

Health Care Equipment & Supplies (1.2%)
Medtronic, Inc.	45,800	2,450,758

Health Care Providers & Services (3.0%)
Medco Health Solutions, Inc.*	41,700	2,228,448
UnitedHealth Group, Inc.	77,200	4,147,956

		6,376,404

Life Sciences Tools & Services (0.7%)
Waters Corp.*	32,200	1,576,834

Pharmaceuticals (9.0%)
Allergan, Inc.	42,400	5,076,976
Bristol-Myers Squibb Co.	101,100	2,660,952
Johnson & Johnson	55,300	3,650,906
Merck & Co., Inc.	66,700	2,908,120
Wyeth	94,200	4,796,664

		19,093,618

Total Health Care		34,206,083

Industrials (9.2%)
Aerospace & Defense (0.8%)
Northrop Grumman Corp.	26,400	1,787,280

Air Freight & Logistics (1.7%)
FedEx Corp.	32,800	3,562,736

Building Products (2.0%)
Masco Corp.	143,900	4,298,293

Machinery (2.9%)
Illinois Tool Works, Inc.	81,000	3,741,390
PACCAR, Inc.^	35,900	2,329,910

		6,071,300

Road & Rail (1.8%)
Burlington Northern Santa Fe Corp.	53,300	3,934,073

Total Industrials		19,653,682

Information Technology (12.2%)
Computers & Peripherals (0.7%)
Dell, Inc.*	62,200	1,560,598

Internet Software & Services (0.7%)
Yahoo!, Inc.*	53,400	1,363,836

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
IT Services (0.9%)
Accenture Ltd., Class A	50,900	$1,879,737

Semiconductors & Semiconductor Equipment (3.9%)
Analog Devices, Inc.	76,200	2,504,694
Intel Corp.	185,900	3,764,475
Xilinx, Inc.	87,200	2,076,232

		8,345,401

Software (6.0%)
McAfee, Inc.*	35,600	1,010,328
Microsoft Corp.	259,000	7,733,740
Red Hat, Inc.*^	61,800	1,421,400
Symantec Corp.*	123,134	2,567,344

		12,732,812

Total Information Technology		25,882,384

Telecommunication Services (3.7%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	86,100	3,078,075
Embarq Corp.	11,111	583,994

		3,662,069

Wireless Telecommunication Services (2.0%)
Sprint Nextel Corp.	222,234	4,198,000

Total Telecommunication Services		7,860,069

Utilities (5.8%)
Electric Utilities (4.1%)
American Electric Power Co., Inc.	43,300	1,843,714
Exelon Corp.	87,800	5,433,942
Northeast Utilities	22,500	633,600
Pepco Holdings, Inc.^	33,800	879,138

		8,790,394

Multi-Utilities (1.7%)
NiSource, Inc.	51,700	1,245,970
Sempra Energy	41,100	2,303,244

		3,549,214

Total Utilities		12,339,608

Total Common Stocks (95.2%) (Cost $167,750,772)		202,383,770

INVESTMENT COMPANIES:
Exchange-Traded Funds (1.6%)
S&P 500 Depositary Receipt^ (Cost $3,281,436)	24,000	3,400,560

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.8%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	$10,264,700	10,264,700

Time Deposit (3.7%)
JPMorgan Chase Nassau
4.75%, 1/2/07	7,808,526	7,808,526

Total Short-Term Investments (8.5%) (Amortized Cost $18,073,226)		18,073,226

Total Investments (105.3%) (Cost/Amortized Cost $189,105,434)		223,857,556
Other Assets Less Liabilities (-5.3%)		(11,347,602)

Net Assets (100%)		$212,509,954

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$80,002,431
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$65,137,666

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,526,941
Aggregate gross unrealized depreciation	(2,774,819)

Net unrealized appreciation	$34,752,122

Federal income tax cost of investments	$189,105,434

At December 31, 2006, the Portfolio had loaned securities with a total value of $10,070,682. This was secured by collateral of $10,264,700 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $249 as brokerage commissions with Sanford C. Bernstein & Co., Inc., and $1,671 with UBS AG, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $21,271,741 of which $4,623,406 expires in the year 2010, $16,648,335 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $12,056,796 during 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Internet & Catalog Retail (1.1%)
Liberty Media Corp., Interactive, Class A*	150,775	$3,252,217

Media (9.6%)
Clear Channel Communications, Inc.	62,999	2,238,984
Comcast Corp., Class A*	118,200	5,003,406
Gannett Co., Inc.	21,800	1,318,028
Liberty Media Corp., Capital Series, Class A*	31,555	3,091,759
News Corp., Class B^	115,000	2,559,900
Time Warner, Inc.	300,900	6,553,602
Viacom, Inc., Class B*	135,800	5,571,874
Walt Disney Co.	44,400	1,521,588

		27,859,141

Specialty Retail (0.4%)
Lowe’s Cos., Inc.	35,700	1,112,055

Total Consumer Discretionary		32,223,413

Consumer Staples (13.7%)
Beverages (2.7%)
Anheuser-Busch Cos., Inc.	37,600	1,849,920
Coca-Cola Co.	122,800	5,925,100

		7,775,020

Food & Staples Retailing (3.1%)
CVS Corp.	99,400	3,072,454
Wal-Mart Stores, Inc.	129,200	5,966,456

		9,038,910

Food Products (4.3%)
Cadbury Schweppes plc (ADR)^	82,400	3,537,432
Kraft Foods, Inc., Class A^	107,700	3,844,890
Unilever N.V. (N.Y. Shares)	192,800	5,253,800

		12,636,122

Household Products (2.0%)
Kimberly-Clark Corp.	84,700	5,755,365

Tobacco (1.6%)
Altria Group, Inc.	53,800	4,617,116

Total Consumer Staples		39,822,533

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Total S.A. (Sponsored ADR)	19,300	1,388,056

Total Energy		1,388,056

Financials (24.6%)
Capital Markets (2.6%)
Bank of New York Co., Inc.	119,900	4,720,463
Merrill Lynch & Co., Inc.	29,500	2,746,450

		7,466,913

Commercial Banks (4.7%)
Barclays plc (ADR)^	9,700	563,958
PNC Financial Services Group, Inc.	6,300	466,452
SunTrust Banks, Inc.	10,400	878,280
U.S. Bancorp.	37,500	1,357,125
Wachovia Corp.	113,100	6,441,045
Wells Fargo & Co.^	113,600	4,039,616

		13,746,476

Diversified Financial Services (9.0%)
Bank of America Corp.	171,500	9,156,385
Citigroup, Inc.	221,300	12,326,410
JPMorgan Chase & Co.^	97,600	4,714,080

		26,196,875

Insurance (5.3%)
Aflac, Inc.	33,000	1,518,000
American International Group, Inc.	50,400	3,611,664
Berkshire Hathaway, Inc., Class B*	300	1,099,800
Chubb Corp.	50,180	2,655,024
Genworth Financial, Inc., Class A	25,700	879,197
Hartford Financial Services Group, Inc	11,400	1,063,734
MetLife, Inc.^	32,400	1,911,924
St. Paul Travelers Cos., Inc.	49,800	2,673,762

		15,413,105

Thrifts & Mortgage Finance (3.0%)
Fannie Mae	30,300	1,799,517
Freddie Mac	104,400	7,088,760

		8,888,277

Total Financials		71,711,646

Health Care (17.8%)
Health Care Equipment & Supplies (0.8%)
Boston Scientific Corp.*	125,700	2,159,526

Health Care Providers & Services (0.9%)
Cardinal Health, Inc.	39,600	2,551,428

Pharmaceuticals (16.1%)
Abbott Laboratories	74,500	3,628,895
Bristol-Myers Squibb Co.	315,100	8,293,432
Eli Lilly & Co.	95,100	4,954,710
GlaxoSmithKline plc (ADR)	111,400	5,877,464
Pfizer, Inc.	197,300	5,110,070
Roche Holding AG (ADR)	52,800	4,722,960
Sanofi-Aventis (ADR)	53,300	2,460,861
Schering-Plough Corp.	253,600	5,995,104
Wyeth	116,900	5,952,548

		46,996,044

Total Health Care		51,706,998

Industrials (0.6%)
Airlines (0.0%)
Southwest Airlines Co.	5,400	82,728

Industrial Conglomerates (0.6%)
General Electric Co.	48,500	1,804,685

Total Industrials		1,887,413

Information Technology (7.0%)
Communications Equipment (0.5%)
Cisco Systems, Inc.*	51,900	1,418,427

Computers & Peripherals (2.7%)
Dell, Inc.*	144,700	3,630,523
Hewlett-Packard Co.	30,200	1,243,938
International Business Machines Corp.	31,900	3,099,085

		7,973,546

IT Services (0.9%)
Affiliated Computer Services, Inc., Class A*^	10,505	513,064
First Data Corp.	44,900	1,145,848
Western Union Co.	44,900	1,006,658

		2,665,570

Semiconductors & Semiconductor Equipment (1.8%)
Intel Corp.	122,800	2,486,700
KLA-Tencor Corp.	30,900	1,537,275
Texas Instruments, Inc.	37,700	1,085,760

		5,109,735

Software (1.1%)
McAfee, Inc.*	46,100	1,308,318

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Microsoft Corp.	63,900	$1,908,054

		3,216,372

Total Information Technology		20,383,650

Materials (8.7%)
Chemicals (3.5%)
E.I. du Pont de Nemours & Co.	164,400	8,007,924
Rohm & Haas Co.	40,300	2,060,136

		10,068,060

Metals & Mining (2.1%)
Alcoa, Inc.	207,400	6,224,074

Paper & Forest Products (3.1%)
International Paper Co.	269,145	9,177,845

Total Materials		25,469,979

Telecommunication Services (6.2%)
Diversified Telecommunication Services (5.7%)
AT&T, Inc.	218,700	7,818,525
Embarq Corp	5,515	289,868
Verizon Communications, Inc.	229,100	8,531,684

		16,640,077

Wireless Telecommunication Services (0.5%)
Sprint Nextel Corp.	74,100	1,399,749

Total Telecommunication Services		18,039,826

Utilities (0.4%)
Electric Utilities (0.4%)
American Electric Power Co., Inc.	26,900	1,145,402

Total Utilities		1,145,402

Total Common Stocks (90.6%) (Cost $236,108,400)		263,778,916

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (9.1%)
Federal National Mortgage Association
4.80%, 1/2/07 (o)(p)	$26,600,000	26,592,907

Short-Term Investments of Cash Collateral for Securities Loaned (5.3%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	15,450,240	15,450,240

Time Deposit (0.0%)
JPMorgan Chase Nassau
4.75%, 1/2/07	37,560	37,560

Total Short-Term Investments (14.4%) (Cost/Amortized Cost $42,084,253)		42,080,707

Total Investments (105.0%) (Cost/Amortized Cost $278,192,653)		305,859,623
Other Assets Less Liabilities (-5.0%)		(14,533,487)

Net Assets (100%)		$291,326,136

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(o)	Discount Note Security. Effective rate calculated as of December 31, 2006.

(p)	Yield to maturity.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$172,331,217
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$41,992,553

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,736,105
Aggregate gross unrealized depreciation	(1,250,488)

Net unrealized appreciation	$27,485,617

Federal income tax cost of investments	$278,374,006

At December 31, 2006, the Portfolio had loaned securities with a total value of $15,111,428. This was secured by collateral of $15,450,240 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $97 as brokerage commissions with Morgan Stanley & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Argentina (0.4%)
Banco Macro S.A. (ADR)	312,900	$9,765,609

Austria (1.6%)
Erste Bank de Oesterreichischen Sparkassen AG	155,231	11,892,800
Raiffeisen International Bank Holding AG	174,993	26,654,454

		38,547,254

Bermuda (1.3%)
Central European Media Enterprises Ltd.*	320,500	22,435,000
Credicorp Ltd.	247,350	10,126,509

		32,561,509

Brazil (11.7%)
All America Latina Logistica S.A.	1,083,200	11,248,030
Banco Itau Holding Financeira S.A. (ADR)	740,643	26,774,244
Banco Itau Holding Financeira S.A. (Preference)	220,547	7,995,474
CIA Energetica De Minas Gerais (ADR)	386,400	18,643,800
Cia Vale do Rio Doce (Preference ADR)	1,442,018	37,852,973
Cia Vale do Rio Doce (Preference)	10,628	269,309
Cyrela Brazil Realty S.A.	727,100	6,944,060
Gerdau S.A. (Preference)	221,525	3,622,219
Gerdau S.A. (ADR)	602,683	9,642,920
Gol Linhas Aereas Inteligentes S.A. (ADR)	216,300	6,201,321
Investimentos Itau S.A. (Preference)	2,220,118	11,355,358
Lojas Americanas S.A. (Preference)	211,843,200	11,857,266
Lojas Arapua S.A. (Preference)*(b)†	1,248,000	—
Natura Cosmeticos S.A.	645,000	9,108,548
NET Servicos de Comunicacao S.A. (Preference)*	417,000	4,740,323
Petroleo Brasileiro S.A. (Preference ADR)	708,597	66,589,627
Petroleo Brasileiro S.A. (Preference)	284,864	6,644,603
Tam S.A. (ADR)*	488,960	14,673,690
Unibanco-Uniao de Bancos Brasileiros S.A. (GDR)	347,560	32,309,178
Unibanco-Uniao de Bancos Brasileiros S.A.	187,686	1,775,764

		288,248,707

Chile (0.1%)
Enersis S.A. (ADR)	174,921	2,798,736

China (7.9%)
Air China Ltd., Class H^	22,200,000	12,017,358
Angang Steel Co., Ltd., Class H	134,000	196,419
China Coal Energy Co.*	9,056,000	5,880,331
China Communications Construction Co., Ltd., Class H*	10,781,000	10,660,052
China Construction Bank, Class H^	60,747,000	38,663,750
China Life Insurance Co., Ltd.^	3,939,000	13,446,970
China Petroleum and Chemical Corp., Class H	19,864,000	18,389,637
China Shipping Development Co., Ltd., Class H	9,428,000	14,425,819
Huadian Power International Co.	7,872,000	3,097,280
Industrial & Commercial Bank of China Ltd., Class H*^	38,542,000	23,936,206
Maanshan Iron & Steel, Class H^	16,975,000	9,319,907
PetroChina Co., Ltd., Class H	14,038,000	19,891,190
PICC Property & Casualty Co., Ltd.*^	22,876,000	11,736,184
Ping An Insurance Group Co. of China Ltd., Class H^§	2,534,000	14,026,642

		195,687,745

Colombia (0.5%)
BanColombia S.A. (ADR)	390,710	12,170,617

Czech Republic (1.4%)
CEZ A/S	627,300	28,850,153
Komercni Banka A/S	43,000	6,383,982

		35,234,135

Hong Kong (3.5%)
China Mobile Ltd.	3,025,000	26,137,774
China Netcom Group Corp. Hong Kong Ltd.	4,868,000	13,050,603
China Power International Development Ltd.	17,069,000	9,371,517
China Resources Power Holdings Co.^	8,000,000	12,076,248
Global Bio-Chem Technology Group Co., Ltd.^	15,929,000	5,366,162
GOME Electrical Appliances Holdings Ltd.^	12,988,000	10,186,994
Moulin Global Eyecare Holdings*^†	1,136,000	—
Shenzhen Investment Ltd.	18,719,000	7,798,330
TPV Technology Ltd.^	2,110,000	1,334,816

		85,322,444

Hungary (0.4%)
OTP Bank Nyrt	233,393	10,711,955

India (8.3%)
ABB Ltd. (India)	181,690	15,273,495
Bharat Heavy Electricals	587,763	30,534,859
Bharti Airtel Ltd.*	1,351,200	19,231,551
Cipla Ltd./India	1,525,600	8,663,795
Container Corp. of India	137,942	6,623,927
Glenmark Pharmaceuticals Ltd.	593,954	8,088,027
Gujarat Ambuja Cements Ltd.	3,111,100	9,914,610
Gujarat Ambuja Cements Ltd.(GDR)	1,149,500	3,563,450
HCL Technologies Ltd.	531,700	7,706,407
HDFC Bank Ltd.	425,200	10,259,655
Hindustan Lever Ltd.	1,491,769	7,293,692
ICICI Bank Ltd.	105,200	2,118,974
ICICI Bank Ltd. (ADR)	167,200	6,978,928
Infosys Technologies Ltd.	548,660	27,790,013
Infosys Technology Ltd. (ADR)	106,100	5,788,816
ITC Ltd.	930,500	3,702,238
ITC Ltd. (GDR)	435,000	1,718,250
Mahindra & Mahindra Ltd	703,500	14,439,552
Punjab National Bank Ltd.†	552,806	6,955,164
Siemens India Ltd.	132,500	3,401,712
UTI Bank Ltd.	397,937	4,222,124

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
UTI Bank Ltd. (GDR)(b)(m)	158,000	$1,643,200

		205,912,439

Indonesia (3.5%)
PT Astra International Tbk	8,049,400	14,051,880
PT Bank Central Asia Tbk	16,961,000	9,806,771
PT Bank Mandiri Persero Tbk	26,582,000	8,571,502
PT Bank Rakyat Indonesia	14,991,500	8,584,669
PT Perusahaan Gas Negara	3,421,000	4,412,476
PT Telekomunikasi Indonesia Tbk	30,089,000	33,790,949
PT United Tractors Tbk	8,796,500	6,406,524

		85,624,771

Luxembourg (0.5%)
Tenaris S.A. (ADR)	241,400	12,043,446

Malaysia (0.2%)
Kuala Lumpur Kepong Bhd	1,120,000	4,285,714

Mexico (10.7%)
America Movil S.A. de C.V. (ADR)	1,525,580	68,986,728
Corp GEO S.A.B. de C.V.*	3,284,100	16,410,035
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	175,500	20,315,880
Grupo Financiero Banorte S.A.de C.V	4,445,100	17,342,085
Grupo Televisa S.A. (ADR)	2,532,960	68,415,250
Wal-Mart de Mexico S.A. de C.V., Series C (ADR)	101,299	4,447,016
Wal-Mart de Mexico S.A. de C.V., Series V	15,343,245	67,356,716

		263,273,710

Morocco (0.9%)
Banque Marocaine du Commerce Exterieur	77,370	11,445,334
ONA S.A.	52,000	9,476,979

		20,922,313

Netherlands (0.3%)
Efes Breweries International N.V. (GDR)*	255,628	8,589,101

Philippines (0.5%)
Ayala Corp.	480,670	5,786,478
Philippines Long Distance Telephone Co.	103,050	5,361,712

		11,148,190

Poland (4.4%)
Bank Handlowy w Warszawie S.A.	147,135	4,397,913
Bank Millennium S.A.	5,387,874	14,750,116
Bank Pekao S.A.	337,239	26,350,154
Bank Zachodni WBK S.A.	97,056	7,519,964
Multimedia Polska S.A.*	1,621,002	6,849,186
Powszechna Kasa Oszczednosci Bank Polski S.A.	1,460,582	23,639,303
TVN S.A.*	3,052,810	26,176,404

		109,683,040

Russia (13.0%)
CTC Media, Inc.*	688,700	16,535,687
LUKOIL (ADR)	319,046	27,948,430
NovaTek OAO (GDR)^	614,294	39,007,669
OAO Gazprom (ADR)	248,500	11,431,000
OAO Gazprom (Sponsored ADR)	965,200	44,590,951
Sberbank RF (GDR)*^(b)(m)	157,773	54,431,685
Sberbank RF, Class S	5,558	19,175,100
Surgutneftegaz OJSC (ADR)	121,498	9,112,350
TMK OAO (GDR)*	558,041	18,303,745
TMK OAO (GDR)*^	186,275	6,519,625
Unified Energy System (GDR)	422,522	45,632,376
Wimm-Bill-Dann Foods OJSC (ADR)	436,500	29,049,075

		321,737,693

South Africa (7.5%)
African Oxygen Ltd.	1,696,000	7,264,362
Aspen Pharmacare Holdings Ltd.*	1,633,950	7,520,005
Aveng Ltd.	1,819,930	8,672,786
Gold Fields Ltd.	425,800	8,016,871
Gold Fields Ltd. (ADR)	200,740	3,789,971
Group Five Ltd./South Africa	1,457,600	9,406,205
Harmony Gold Mining Co., Ltd. (ADR)*	8,100	127,575
Harmony Gold Mining Co., Ltd.*	414,777	6,541,602
Massmart Holdings Ltd.	1,336,100	13,302,730
Mittal Steel South Africa, Ltd.	100	1,393
MTN Group Ltd.	2,953,500	35,731,454
Murray & Roberts Holdings Ltd.	1,948,047	11,079,202
Naspers Ltd., Class N	1,026,720	24,172,680
Reunert Ltd.	1,115,430	12,932,866
Sanlam Ltd.	6,840	17,753
Sappi Ltd.	938,200	15,635,003
Sasol Ltd.	227,460	8,348,668
Tiger Brands Ltd.	547,678	13,282,692

		185,843,818

South Korea (9.5%)
Amorepacific Corp.*	14,415	8,990,000
CDNetworks Co., Ltd.*	62,590	2,288,237
Cheil Communications, Inc.*	23,177	5,756,868
Cheil Industries, Inc.*	180,550	7,619,987
Doosan Infracore Co., Ltd.*	285,610	6,464,613
GS Engineering & Construction Corp.*	158,280	14,143,084
Hana Tour Service, Inc. (GDR)*†	116,894	1,782,319
Hite Brewery Co., Ltd.*	59,157	7,601,356
Hynix Semiconductor, Inc. (GDR)*§	11,500	448,500
Hynix Semiconductor, Inc.*	128,670	5,043,034
Hyundai Engineering & Construction Co., Ltd.*	128,710	7,888,677
Hyundai Heavy Industries Co., Ltd.*	12,482	1,691,110
Hyundai Mipo Dockyard*	54,473	6,970,201
Hyundai Motor Co. (Preference)*	67,180	2,737,766
Kookmin Bank*	182,170	14,671,541
Korea Zinc Co., Ltd.	59,890	6,356,068
LG Corp.*	93,780	3,010,035
LG Telecom Ltd.*	199,303	2,061,607
NHN Corp.*	83,280	10,217,471
Orion Corp.*	32,681	9,575,884
Samsung Electronics Co., Ltd.	66,566	43,876,299
Samsung Electronics Co., Ltd. (Preference)	21,484	11,088,516

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2006

	Number of Shares	Value (Note 1)
Samsung Fire & Marine Insurance Co., Ltd.	74,060	$12,860,957
Shinhan Financial Group Co., Ltd.*	378,110	19,312,070
Shinsegae Co., Ltd.*	17,188	10,719,398
SSCP Co., Ltd.*	91,410	2,486,745
Woongjin Coway Co., Ltd.*	334,270	9,273,297

		234,935,640

Taiwan (7.2%)
Acer, Inc.	4,022,000	8,393,310
Catcher Technology Co., Ltd.	1,071,674	10,475,009
Cathay Financial Holding Co., Ltd.	2,010,750	4,566,380
Chang Hwa Commercial Bank*	12,720,000	8,880,773
Delta Electronics, Inc.	8,008,058	25,804,698
Everlight Electronics Co., Ltd.	3,036,460	8,638,326
Far Eastern Textile Co., Ltd.	6,880,120	6,017,598
High Tech Computer Corp.	522,800	10,348,504
Hon Hai Precision Industry Co., Ltd.	3,765,160	26,865,113
King Slide Works Co. Ltd.	158,600	807,967
Largan Precision Co., Ltd.	363,104	7,020,271
MediaTek, Inc.	1,738,900	17,984,020
Powerchip Semiconductor Corp.	9,805,863	6,620,500
Realtek Semiconductor Corp.	2,350,000	4,045,880
Shin Kong Financial Holdings Co., Ltd.	7,048,966	7,593,025
Transcend Information, Inc.	2,438,258	6,435,175
Tripod Technology Corp.	1,878,500	6,744,959
TXC Corp.	2,028,000	3,242,559
Wistron Corp.	4,632,525	6,880,903

		177,364,970

Thailand (0.7%)
Bangkok Bank PCL (Foreign)	1,476,900	4,698,299
CP Seven Eleven PCL (Foreign)	10,725,500	1,854,340
Kasikornbank PCL (Foreign)	1,837,300	3,176,521
PTT PCL (Foreign)	742,800	4,315,021
Siam Commercial Bank PCL (Foreign)	2,027,200	3,252,492

		17,296,673

Turkey (2.9%)
BIM Birlesik Magazalar A.S.	234,251	12,402,983
Coca-Cola Icecek A.S.*	1,136,700	8,586,439
Dogan Yayin Holdings*	3,069,561	10,791,679
Turkiye Garanti Bankasi A.S.	4,833,352	15,968,999
Turkiye Is Bankasi, Class C	3,356,894	15,404,032
Yapi Ve Kredi Bankasi A.S.*	4,661,029	8,094,692

		71,248,824

Total Common Stocks (98.9%) (Cost $1,776,622,626)		2,440,959,053

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (3.7%)
BNP Paribas N.Y.
5.35%, 2/22/08 (l)	$2,000,000	2,000,000
Dexia Credit Local de France
5.34%, 4/13/07	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. N.Y.
5.33%, 2/6/07	2,000,000	2,000,000
New York Life Insurance Co.
5.43%, 3/29/07 (l)	1,000,000	1,000,000
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	79,435,667	79,435,667
Pricoa Global Funding I
5.36%, 5/23/08 (l)	2,000,000	2,000,000

Total Short-Term Investments (3.7%) (Amortized Cost $91,435,667)		91,435,667

Total Investments (102.6%) (Cost/Amortized Cost $1,868,058,293)		2,532,394,720
Other Assets Less Liabilities (-2.6%)		(63,660,807)

Net Assets (100%)		$2,468,733,913

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $8,737,483 or 0.35% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2006, the market value of these securities amounted to $14,475,142 or 0.6% of net assets. Securities denoted with “§” but without “(b)”have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2006.

(m)	Regulation S is an exemption for securities offering that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

At December 31, 2006 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Foreign Currency Buy Contracts
South African Rand, expiring 2/14/07	42,543	$6,047,649	$6,006,410	$(41,239)

Foreign Currency Sell Contracts
South African Rand, expiring 2/14/07	413,551	$56,933,178	$58,386,457	$(1,453,279)
Brazilian Real, expiring 3/9/07	122,864	56,560,830	56,976,562	(415,732)

				$(1,869,011)

				$(1,910,250)

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,826,382,930
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,220,525,147

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$677,815,762
Aggregate gross unrealized depreciation	(14,832,010)

Net unrealized appreciation	$662,983,752

Federal income tax cost of investments	$1,869,410,968

At December 31, 2006, the Portfolio had loaned securities with a total value of $84,647,474. This was secured by collateral of $91,435,667 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $21,792 as brokerage commissions with Morgan Stanley & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (35.9%)
Diversified Consumer Services (3.2%)
Apollo Group, Inc., Class A*	36,580	$1,425,523
ITT Educational Services, Inc.*	19,815	1,315,121
Weight Watchers International, Inc.^	31,243	1,641,195

		4,381,839

Hotels, Restaurants & Leisure (11.7%)
Choice Hotels International, Inc.	42,526	1,790,345
Hilton Hotels Corp.	45,515	1,588,473
Intercontinental Hotels Group plc (ADR)	175,933	4,442,308
Station Casinos, Inc.	22,776	1,860,116
Wendy’s International, Inc.	96,470	3,192,192
Wynn Resorts Ltd	37,161	3,487,560

		16,360,994

Household Durables (3.4%)
Desarrolladora Homex S.A.B. de C.V. (ADR)*	52,983	3,129,706
NVR, Inc.*^	2,569	1,657,005

		4,786,711

Internet & Catalog Retail (4.5%)
Amazon.com, Inc.*	113,761	4,489,009
Expedia, Inc.*	87,199	1,829,435

		6,318,444

Leisure Equipment & Products (1.0%)
Eastman Kodak Co.^	54,876	1,415,801

Media (6.7%)
Aeroplan Income Fund	61,853	901,990
Focus Media Holding Ltd. (ADR)*	22,086	1,466,289
Grupo Televisa S.A. (ADR)^	171,235	4,625,057
Lamar Advertising Co., Class A*^	34,989	2,287,931

		9,281,267

Specialty Retail (5.4%)
Abercrombie & Fitch Co.	58,806	4,094,662
PetSmart, Inc.	43,419	1,253,072
Urban Outfitters, Inc.*	92,090	2,120,833

		7,468,567

Total Consumer Discretionary		50,013,623

Energy (6.8%)
Oil, Gas & Consumable Fuels (6.8%)
Southwestern Energy Co.*	98,202	3,441,980
Ultra Petroleum Corp.*	127,848	6,104,742

Total Energy		9,546,722

Financials (10.3%)
Capital Markets (2.6%)
Calamos Asset Management, Inc., Class A	89,423	2,399,219
Janus Capital Group, Inc.	59,464	1,283,828

		3,683,047

Diversified Financial Services (1.4%)
Leucadia National Corp.^	68,428	1,929,670

Insurance (2.0%)
Alleghany Corp.*^	4,414	1,604,930
Brown & Brown, Inc.	41,922	1,182,620

		2,787,550

Real Estate Management & Development (2.7%)
Brookfield Asset Management, Inc., Class A	13,289	640,264
Realogy Corp.*	52,300	1,585,736
St. Joe Co.^	27,841	1,491,442

		3,717,442

Thrifts & Mortgage Finance (1.6%)
People’s Bank/Connecticut^	48,713	$2,173,574

Total Financials		14,291,283

Health Care (5.6%)
Health Care Equipment & Supplies (4.5%)
Dade Behring Holdings, Inc.	93,568	3,724,942
Gen-Probe, Inc.*	48,892	2,560,474

		6,285,416

Life Sciences Tools & Services (1.1%)
Techne Corp.*^	28,196	1,563,468

Total Health Care		7,848,884

Industrials (17.4%)
Air Freight & Logistics (4.8%)
CH Robinson Worldwide, Inc.	76,114	3,112,301
Expeditors International of Washington, Inc.	87,651	3,549,866

		6,662,167

Commercial Services & Supplies (11.1%)
ChoicePoint, Inc.*	71,631	2,820,829
Corporate Executive Board Co.^	59,142	5,186,753
Monster Worldwide, Inc.*	92,098	4,295,451
Stericycle, Inc.*^	41,534	3,135,817

		15,438,850

Machinery (1.5%)
Pentair, Inc.	69,573	2,184,592

Total Industrials		24,285,609

Information Technology (9.5%)
Internet Software & Services (1.4%)
Baidu.com (ADR)*^	17,116	1,929,316

IT Services (2.6%)
Iron Mountain, Inc.*	87,460	3,615,596

Semiconductors & Semiconductor Equipment (3.0%)
Marvell Technology Group Ltd.*	119,973	2,302,282
Tessera Technologies, Inc.*^	47,572	1,919,054

		4,221,336

Software (2.5%)
Activision, Inc.*^	81,775	1,409,801
Salesforce.com, Inc.*	54,817	1,998,080

		3,407,881

Total Information Technology		13,174,129

Materials (3.2%)
Chemicals (1.1%)
Cabot Corp.	35,071	1,528,044

Construction Materials (1.1%)
Florida Rock Industries, Inc.^.	34,787	1,497,580

Paper & Forest Products (1.0%)
MeadWestvaco Corp.	45,681	1,373,171

Total Materials		4,398,795

Telecommunication Services (5.2%)
Wireless Telecommunication Services (5.2%)
Crown Castle International Corp.*	89,637	2,895,275
NII Holdings, Inc.*	67,797	4,368,839

		7,264,114

Total Telecommunication Services		7,264,114

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Utilities (1.0%)
Gas Utilities (1.0%)
Questar Corp.	17,245	$1,432,197

Total Utilities		1,432,197

Total Common Stocks (94.9%) (Cost $124,535,669)		132,255,356

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (11.7%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	$16,246,087	16,246,087

Time Deposit (7.6%)
JPMorgan Chase Nassau
4.75%, 1/2/07	10,659,328	10,659,328

Total Short-Term Investments (19.3%) (Amortized Cost $26,905,415)		26,905,415

Total Investments (114.2%) (Cost/Amortized Cost $151,441,084)		159,160,771
Other Assets Less Liabilities (-14.2%)		(19,835,850)

Net Assets (100%)		$139,324,921

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$138,203,972
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$62,517,813

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,993,402
Aggregate gross unrealized depreciation	(3,403,210)

Net unrealized appreciation	$7,590,192

Federal income tax cost of investments	$151,570,579

At December 31, 2006, the Portfolio had loaned securities with a total value of $15,922,244. This was secured by collateral of $16,246,087 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2006, the Portfolio incurred approximately $36 as brokerage commissions with Morgan Stanley & Co., Inc., and $2,165 with Sanford Bernstein & Co., Inc., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2006

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.0%)
Diversified Consumer Services (2.9%)
Jackson Hewitt Tax Service, Inc.	22,500	$764,325
Laureate Education, Inc.*	17,690	860,265
Strayer Education, Inc.^	12,700	1,346,835

		2,971,425

Hotels, Restaurants & Leisure (6.2%)
California Pizza Kitchen, Inc.*^	27,058	901,302
Gaylord Entertainment Co.*	18,713	953,053
Great Wolf Resorts, Inc.*^	76,900	1,073,524
Orient-Express Hotels Ltd.	37,527	1,775,778
Pinnacle Entertainment, Inc.*^	10,900	361,226
Red Lion Hotels Corp.*	37,650	479,661
Town Sports International Holdings, Inc.*	44,704	736,722

		6,281,266

Internet & Catalog Retail (6.4%)
GSI Commerce, Inc.*^	34,800	652,500
Priceline.com, Inc.*^	62,404	2,721,438
Shutterfly, Inc.*^	63,494	914,314
VistaPrint Ltd.*	66,123	2,189,332

		6,477,584

Leisure Equipment & Products (0.7%)
Pool Corp.^	18,000	705,060

Media (0.5%)
Lodgenet Entertainment Corp.*	19,900	498,097

Specialty Retail (2.1%)
Childrens Place Retail Stores, Inc.*^	7,100	450,992
Guess?, Inc.*	11,100	704,073
Wet Seal, Inc., Class A*	67,100	447,557
Zumiez, Inc.*^	16,400	484,456

		2,087,078

Textiles, Apparel & Luxury Goods (0.2%)
Carter’s, Inc.*	9,800	249,900

Total Consumer Discretionary		19,270,410

Energy (3.7%)
Energy Equipment & Services (2.2%)
Hornbeck Offshore Services, Inc.*^	29,500	1,053,150
Tetra Technologies, Inc.*	45,300	1,158,774

		2,211,924

Oil, Gas & Consumable Fuels (1.5%)
Petrohawk Energy Corp.*	75,955	873,482
VENOCO, Inc.*	36,500	640,940

		1,514,422

Total Energy		3,726,346

Financials (3.5%)
Capital Markets (1.2%)
GFI Group, Inc.*	10,750	669,295
Investment Technology Group, Inc.*	12,600	540,288

		1,209,583

Commercial Banks (0.5%)
Western Alliance Bancorp*	16,100	559,797

Insurance (1.8%)
First Mercury Financial Corp.*	27,500	646,800
Navigators Group, Inc.*^	14,494	698,321
Tower Group, Inc.^	14,800	459,836

		1,804,957

Total Financials		3,574,337

Health Care (20.4%)
Biotechnology (0.8%)
United Therapeutics Corp.*^	15,400	837,298

Health Care Equipment & Supplies (7.3%)
American Medical Systems Holdings, Inc.*^	65,000	$1,203,800
DexCom, Inc.*	47,222	465,609
DJO, Inc.*	44,687	1,913,497
Gen-Probe, Inc.*	12,800	670,336
Kyphon, Inc.*^	35,694	1,442,038
Northstar Neuroscience, Inc.*	40,561	583,267
Spectranetics Corp.*^	51,133	577,292
Symmetry Medical, Inc.*	38,400	531,072

		7,386,911

Health Care Providers & Services (4.4%)
inVentiv Health, Inc.*^	65,583	2,318,359
Odyssey HealthCare, Inc.*	50,343	667,548
PSS World Medical, Inc.*^	63,839	1,246,776
Radiation Therapy Services, Inc.*^	6,400	201,728

		4,434,411

Health Care Technology (0.5%)
TriZetto Group, Inc.*	30,900	567,633

Life Sciences Tools & Services (4.6%)
Caliper Life Sciences, Inc.*^	81,198	464,452
Exelixis, Inc.*^	55,673	501,057
Nektar Therapeutics*	67,000	1,019,070
PRA International*^	33,199	838,939
Varian, Inc.*	23,256	1,041,636
Ventana Medical Systems, Inc.*	18,000	774,540

		4,639,694

Pharmaceuticals (2.8%)
Adams Respiratory Therapeutics, Inc.*^	35,935	1,466,507
Sciele Pharma, Inc.*^	58,700	1,408,800

		2,875,307

Total Health Care		20,741,254

Industrials (23.1%)
Aerospace & Defense (0.4%)
K&F Industries Holdings, Inc.*^	18,006	408,916

Airlines (0.6%)
Airtran Holdings, Inc.*^	51,200	601,088

Commercial Services & Supplies (13.7%)
ACCO Brands Corp.*	32,650	864,246
Advisory Board Co.*^	22,939	1,228,154
FTI Consulting, Inc.*	46,300	1,291,307
Global Cash Access Holdings, Inc.*^	110,800	1,798,284
Huron Consulting Group, Inc.*^	21,658	981,974
IHS, Inc., Class A*	18,500	730,380
Innerworkings, Inc.*^	37,855	604,166
On Assignment, Inc.*^	92,981	1,092,527
PeopleSupport, Inc.*	38,168	803,436
Resources Connection, Inc.*^	85,731	2,729,675
Taleo Corp., Class A*.	77,681	1,061,899
TeleTech Holdings, Inc.*^	29,330	700,400

		13,886,448

Machinery (4.2%)
Actuant Corp., Class A^	15,089	718,991
Barnes Group, Inc.^	34,900	759,075
Gardner Denver, Inc.*	51,228	1,911,316
Kaydon Corp.^	23,200	921,968

		4,311,350

Trading Companies & Distributors (4.2%)
Beacon Roofing Supply, Inc.*^	54,700	1,029,454
Houston Wire & Cable Co.*^	70,564	1,474,788
Interline Brands, Inc.*^	61,300	1,377,411

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2006

	Number of Shares	Value (Note 1)
Williams Scotsman International, Inc.*^	19,950	$391,419

		4,273,072

Total Industrials		23,480,874

Information Technology (22.2%)
Communications Equipment (1.1%)
Ixia*^	111,481	1,070,218

Electronic Equipment & Instruments (0.6%)
Universal Display Corp.*^	44,098	661,911

Internet Software & Services (9.6%)
24/7 Real Media, Inc.*^	54,500	493,225
aQuantive, Inc.*^	60,800	1,499,328
Bankrate, Inc.*^	25,200	956,340
DealerTrack Holdings, Inc.*	21,750	639,885
Marchex, Inc., Class B*^	67,830	907,565
SkillSoft plc (ADR)*^	270,200	1,677,942
ValueClick, Inc.*	58,195	1,375,148
WebEx Communications, Inc.*	63,423	2,212,829

		9,762,262

IT Services (3.8%)
SI International, Inc.*^	51,563	1,671,672
Wright Express Corp.*	69,651	2,171,022

		3,842,694

Semiconductors & Semiconductor Equipment (3.4%)
Integrated Device Technology, Inc.*	51,300	794,124
Microsemi Corp.*^	97,600	1,917,840
Silicon Laboratories, Inc.*	21,032	728,759

		3,440,723

Software (3.7%)
Blackboard, Inc.*^	7,600	228,304
Double-Take Software, Inc.*	23,020	296,497
Epicor Software Corp.*	53,300	720,083
Secure Computing Corp.*	104,323	684,359
Transaction Systems Architects, Inc.*^	55,500	1,807,635

		3,736,878

Total Information Technology		22,514,686

Telecommunication Services (4.0%)
Diversified Telecommunication Services (3.3%)
Cbeyond, Inc.*^	20,189	617,582
Cogent Communications Group, Inc.*	54,200	$879,124
NeuStar, Inc., Class A*	55,925	1,814,207

		3,310,913

Wireless Telecommunication Services (0.7%)
Dobson Communications Corp.*	83,800	729,898

Total Telecommunication Services		4,040,811

Total Common Stocks (95.9%) (Cost $91,205,543)		97,348,718

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (28.9%)
Nomura Securities Co., Ltd., Repurchase Agreement
5.35%, 1/2/07 (r)	$29,317,567	29,317,567

Time Deposit (3.7%)
JPMorgan Chase Nassau
4.75%, 1/2/07	3,782,890	3,782,890

Total Short-Term Investments (32.6%) (Amortized Cost $33,100,457)		33,100,457

Total Investments (128.5%) (Cost/Amortized Cost $124,306,000)		130,449,175

Other Assets Less Liabilities (-28.5%)		(28,900,364)

Net Assets (100%)		$101,548,811

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(r)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2006 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$135,233,484
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$60,817,443

As of December 31, 2006, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,384,654
Aggregate gross unrealized depreciation	(1,848,665)

Net unrealized appreciation	$5,535,989

Federal income tax cost of investments	$124,913,186

At December 31, 2006, the Portfolio had loaned securities with a total value of $28,633,781. This was secured by collateral of $29,317,567 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at cost:
Affiliated Issuers (Cost $496,031,322)	$507,930,564
Unaffiliated Issuers (Amortized Cost $1,098,404)	1,098,404
Receivable for securities sold	229,167
Dividends, interest and other receivables	3,315
Other assets	1,108

Total assets	509,262,558

LIABILITIES
Overdraft payable	100,602
Payable to Separate Accounts for Trust shares redeemed	568,328
Distribution fees payable - Class IB	108,573
Administrative fees payable	6,077
Trustees’ fees payable	2,169
Accrued expenses	73,679

Total liabilities	859,428

NET ASSETS	$508,403,130

Net assets were comprised of:
Paid in capital	$527,047,642
Accumulated overdistributed net investment income	(2,094)
Accumulated net realized loss	(30,541,660)
Unrealized appreciation on investments	11,899,242

Net assets	$508,403,130

Class IB
Net asset value, offering and redemption price per share, $508,403,130 / 24,075,280 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$13,136,270
Interest	39,522

Total income	13,175,792

EXPENSES
Distribution fees - Class IB	1,328,815
Administrative fees	839,974
Investment management fees	531,522
Professional fees	97,245
Printing and mailing expenses	72,223
Custodian fees	11,283
Trustees’ fees	8,180
Miscellaneous	10,572

Gross expenses	2,899,814
Less: Waiver from investment advisor	(1,039,115)
Fees paid indirectly	(2,216)

Net expenses	1,858,483

NET INVESTMENT INCOME	11,317,309

REALIZED AND UNREALIZED GAIN
Net realized gain on securities (All realized gain from affiliates)	3,004,549
Net distributions of realized gain received from Underlying Portfolios	12,978,594

Net realized gain	15,983,143
Net change in unrealized appreciation on securities	23,528,801

NET REALIZED AND UNREALIZED GAIN	39,511,944

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,829,253

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,317,309	$14,178,659
Net realized gain on investments and foreign currency transactions	15,983,143	83,415,425
Net change in unrealized appreciation (depreciation) on investments	23,528,801	(68,760,185)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	50,829,253	28,833,899

DIVIDENDS:
Class IB
Dividends from net investment income	(13,992,468)	(15,869,444)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 113,671 and 133,827 shares, respectively ]	2,492,888	2,604,189
Capital shares issued in reinvestment of dividends [ 662,317 and 800,684 shares, respectively ]	13,992,468	15,869,444
Capital shares repurchased [ (5,416,706) and (5,399,944) shares, respectively ]	(110,856,775)	(105,076,499)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(94,371,419)	(86,602,866)

TOTAL DECREASE IN NET ASSETS	(57,534,634)	(73,638,411)
NET ASSETS:
Beginning of year	565,937,764	639,576,175

End of year (a)	$508,403,130	$565,937,764

__________________
(a) Includes accumulated overdistributed net investment income of	(2,094)	$(3,120)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $4,790,615)	$5,158,997
Receivable from investment manager	14,391
Receivable from Separate Accounts for Trust shares sold	6,421
Dividends, interest and other receivables	237
Other assets	216

Total assets	5,180,262

LIABILITIES
Payable for securities purchased	118,993
Distribution fees payable	349
Trustees’ fees payable - Class IB	12
Accrued expenses	50,905

Total liabilities	170,259

NET ASSETS	$5,010,003

Net assets were comprised of:
Paid in capital	$4,617,757
Accumulated undistributed net investment income	23,864
Unrealized appreciation on investments	368,382

Net assets	$5,010,003

Class IA
Net asset value, offering and redemption price per share, $3,339,057 / 303,853 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.99

Class IB
Net asset value, offering and redemption price per share, $1,670,946 / 152,047 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.99

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006*

INVESTMENT INCOME
Dividends	$92,831
Interest	1,252

Total income	94,083

EXPENSES
Professional fees	40,030
Administrative fees	12,504
Custodian fees	6,000
Investment management fees	5,887
Printing and mailing expenses	3,725
Distribution fees - Class IB	1,375
Trustees’ fees	18
Miscellaneous	5,000

Gross expenses	74,539
Less: Waiver from investment advisor	(16,467)
Reimbursement from investment advisor	(50,805)
Fees paid indirectly	(4,463)

Net expenses	2,804

NET INVESTMENT INCOME	91,279

UNREALIZED GAIN
Net change in unrealized appreciation on securities	368,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$459,661

STATEMENT OF CHANGES IN NET ASSETS

August 25, 2006*, to December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$91,279
Net change in unrealized appreciation on investments	368,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	459,661

DIVIDENDS:
Dividends from net investment income
Class IA	(46,139)
Class IB	(22,215)

(68,354)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 153,719 shares ]	1,594,340
Capital shares issued in reinvestment of dividends [ 4,251 shares ]	46,139
Capital shares repurchased [ (4,117) shares ]	(43,998)

Total Class IA transactions	1,596,481

Class IB
Capital shares issued in reinvestment of dividends [ 2,047 shares ]	22,215

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,618,696

TOTAL INCREASE IN NET ASSETS	2,010,003
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$5,010,003

___________
(a) Includes accumulated undistributed net investment income of	$23,864

*	The Portfolio commenced operations on August 25, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $9,045,517,318) (Securities on loan at market value $864,143,849)	$10,361,349,582
Cash	1,340,916
Cash Held as Collateral at Broker	6,067,772
Dividends, interest and other receivables	9,037,369
Receivable for securities sold	6,320,085
Receivable from Separate Accounts for Trust shares sold	518,961

Total assets	10,384,634,685

LIABILITIES
Collateral held for loaned securities	888,350,551
Payable to Separate Accounts for Trust shares redeemed	6,124,581
Payable for securities purchased	4,522,213
Investment management fees payable	3,834,006
Administrative fees payable	939,110
Distribution fees payable - Class IB	505,190
Trustees’ fees payable	416,001
Variation margin payable on futures contracts	131,425
Accrued expenses	130,445

Total liabilities	904,953,522

NET ASSETS	$9,479,681,163

Net assets were comprised of:
Paid in capital	$9,581,158,886
Accumulated undistributed net investment income	659,449
Accumulated net realized loss	(1,418,079,358)
Unrealized appreciation on investments and futures	1,315,942,186

Net assets	$9,479,681,163

Class IA
Net asset value, offering and redemption price per share, $7,114,739,035 / 359,369,249 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.80

Class IB
Net asset value, offering and redemption price per share, $2,364,942,128 / 120,125,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $26,516 foreign withholding tax)	$174,018,341
Interest	6,448,001
Securities lending (net)	7,453,244

Total income	187,919,586

EXPENSES
Investment management fees	44,761,648
Administrative fees	7,135,510
Distribution fees - Class IB	5,855,593
Printing and mailing expenses	1,138,079
Professional fees	304,059
Trustees’ fees	162,319
Custodian fees	71,097
Miscellaneous	178,490

Gross expenses	59,606,795
Less: Fees paid indirectly	(1,348,934)

Net expenses	58,257,861

NET INVESTMENT INCOME	129,661,725

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities (including $6,479,264 of net realized loss from affiliates)	547,952,023
Futures	5,264,979

Net realized gain	553,217,002

Change in unrealized appreciation on:
Securities	290,510,214
Futures	109,922

Net change in unrealized appreciation	290,620,136

NET REALIZED AND UNREALIZED GAIN	843,837,138

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$973,498,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$129,661,725	$94,534,201
Net realized gain on investments	553,217,002	926,878,986
Net change in unrealized appreciation (depreciation) on investments	290,620,136	(618,993,847)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	973,498,863	402,419,340

DIVIDENDS:
Dividends from net investment income
Class IA	(101,012,549)	(77,153,787)
Class IB	(27,558,726)	(18,770,768)

TOTAL DIVIDENDS	(128,571,275)	(95,924,555)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,549,239 and 6,402,563 shares, respectively ]	66,627,970	111,188,399
Capital shares issued in reinvestment of dividends [ 5,059,896 and 4,225,422 shares, respectively ]	101,012,549	77,153,787
Capital shares repurchased [ (52,547,189) and (56,104,184) shares, respectively ]	(985,068,344)	(967,883,621)

Total Class IA transactions	(817,427,825)	(779,541,435)

Class IB
Capital shares sold [ 11,725,696 and 16,721,125 shares, respectively ]	217,833,572	286,051,050
Capital shares issued in reinvestment of dividends [ 1,388,100 and 1,033,893 shares, respectively ]	27,558,726	18,770,768
Capital shares repurchased [ (23,717,344) and (20,499,452) shares, respectively ]	(442,166,764)	(351,120,868)

Total Class IB transactions	(196,774,466)	(46,299,050)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,014,202,291)	(825,840,485)

TOTAL DECREASE IN NET ASSETS	(169,274,703)	(519,345,700)
NET ASSETS:
Beginning of year	9,648,955,866	10,168,301,566

End of year (a)	$9,479,681,163	$9,648,955,866

___________
(a) Includes accumulated undistributed (overdistributed) net investment income of	$659,449	$(431,001)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $2,822,461,950) (Securities on loan at market value $212,620,913)	$3,416,808,142
Receivable for securities sold	88,578
Dividends, interest and other receivables	3,184,353
Receivable from Separate Accounts for Trust shares sold	790,465
Other assets	4,599

Total assets	3,420,876,137

LIABILITIES
Collateral held for loaned securities	218,683,061
Payable for securities purchased	3,036,302
Payable to Separate Accounts for Trust shares redeemed	1,536,479
Investment management fees payable	1,496,325
Distribution fees payable - Class IB	346,775
Administrative fees payable	302,013
Trustees’ fees payable	67,363
Accrued expenses	40,135

Total liabilities	225,508,453

NET ASSETS	$3,195,367,684

Net assets were comprised of:
Paid in capital	$2,515,119,895
Accumulated overdistributed net investment income	(64,708)
Accumulated undistributed net realized gain	85,966,305
Unrealized appreciation on investments	594,346,192

Net assets	$3,195,367,684

Class IA
Net asset value, offering and redemption price per share, $1,546,822,099 / 74,274,465 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.83

Class IB
Net asset value, offering and redemption price per share, $1,648,545,585 / 79,650,122 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$58,561,402
Interest	684,985
Securities lending (net)	116,673

Total income	59,363,060

EXPENSES
Investment management fees	16,719,552
Distribution fees - Class IB	3,841,620
Administrative fees	2,300,912
Printing and mailing expenses	345,055
Professional fees.	118,437
Trustees’ fees	47,105
Custodian fees	18,115
Miscellaneous	61,031

Gross expenses	23,451,827
Less: Fees paid indirectly	(352,580)

Net expenses	23,099,247

NET INVESTMENT INCOME	36,263,813

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	234,621,537
Net change in unrealized appreciation on securities	247,267,603

NET REALIZED AND UNREALIZED GAIN	481,889,140

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$518,152,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$36,263,813	$33,114,444
Net realized gain on investments	234,621,537	269,960,253
Net change in unrealized appreciation (depreciation) on investments	247,267,603	(143,727,922)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	518,152,953	159,346,775

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(19,556,375)	(18,196,966)
Class IB	(16,744,239)	(14,974,268)

	(36,300,614)	(33,171,234)

Distributions from net realized capital gains
Class IA	(74,302,257)	(43,255,787)
Class IB	(79,800,655)	(45,030,714)

	(154,102,912)	(88,286,501)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(190,403,526)	(121,457,735)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,134,194 and 4,408,502 shares, respectively ]	42,590,744	82,365,457
Capital shares issued in reinvestment of dividends and distributions [ 4,569,406 and 3,266,888 shares, respectively ]	93,858,632	61,452,753
Capital shares repurchased [ (10,058,317) and (10,050,540) shares, respectively ]	(198,368,954)	(187,979,450)

Total Class IA transactions	(61,919,578)	(44,161,240)

Class IB
Capital shares sold [ 7,202,196 and 11,073,700 shares, respectively ]	142,093,293	205,315,074
Capital shares issued in reinvestment of dividends and distributions [ 4,730,785 and 3,208,574 shares, respectively ]	96,544,894	60,004,982
Capital shares repurchased [ (13,113,120) and (10,400,077) shares, respectively ]	(258,093,354)	(193,297,631)

Total Class IB transactions	(19,455,167)	72,022,425

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(81,374,745)	27,861,185

TOTAL INCREASE IN NET ASSETS	246,374,682	65,750,225
NET ASSETS:
Beginning of year	2,948,993,002	2,883,242,777

End of year (a)	$3,195,367,684	$2,948,993,002

__________

(a) Includes accumulated overdistributed net investment income of	$(64,708)	$(74,929)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $ 951,013,578) (Securities on loan at market value $ 322,286,898)	$947,040,908
Dividends, interest and other receivables	6,254,298
Receivable for securities sold	341,373
Receivable from Separate Accounts for Trust shares sold	123,400
Other assets	212

Total assets	953,760,191

LIABILITIES
Overdraft payable	2,806
Collateral held for loaned securities	205,781,680
Payable for forward commitments	34,274,047
Payable for securities purchased	3,635,297
Payable to Separate Accounts for Trust shares redeemed	649,779
Investment management fees payable	303,557
Distribution fees payable - Class IB	104,121
Administrative fees payable	77,526
Trustees’ fees payable	19,279
Accrued expenses	109,013

Total liabilities	244,957,105

NET ASSETS	$708,803,086

Net assets were comprised of:
Paid in capital	$743,674,155
Accumulated overdistributed net investment income	(19,996)
Accumulated net realized loss	(30,878,403)
Unrealized depreciation on investments	(3,972,670)

Net assets	$708,803,086

Class IA
Net asset value, offering and redemption price per share, $222,451,403 / 22,995,703 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.67

Class IB
Net asset value, offering and redemption price per share, $486,351,683 / 50,582,090 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.62

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$33,726,517
Securities lending (net)	391,946

Total income	34,118,463

EXPENSES
Investment management fees	3,695,523
Distribution fees - Class IB	1,268,276
Administrative fees	586,288
Printing and mailing expenses	83,380
Professional fees	69,100
Custodian fees	59,356
Trustees’ fees	11,719
Miscellaneous	18,080

Total expenses	5,791,722

NET INVESTMENT INCOME	28,326,741

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(12,663,318)
Net change in unrealized appreciation on securities	6,998,657

NET REALIZED AND UNREALIZED LOSS	(5,664,661)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,662,080

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$28,326,741	$27,367,820
Net realized loss on investments	(12,663,318)	(8,325,334)
Net change in unrealized appreciation (depreciation) on investments	6,998,657	(7,787,952)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,662,080	11,254,534

DIVIDENDS:
Dividends from net investment income
Class IA	(9,477,031)	(9,330,773)
Class IB	(19,471,820)	(19,070,118)

TOTAL DIVIDENDS	(28,948,851)	(28,400,891)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,210,885 and 4,123,288 shares, respectively ]	31,561,375	41,364,741
Capital shares issued in reinvestment of dividends [ 976,815 and 956,841 shares, respectively ]	9,477,031	9,330,773
Capital shares repurchased [ (6,603,414) and (9,305,439) shares, respectively ]	(64,909,094)	(93,762,145)

Total Class IA transactions	(23,870,688)	(43,066,631)

Class IB
Capital shares sold [ 5,884,616 and 7,502,043 shares, respectively ]	57,562,121	74,817,387
Capital shares issued in reinvestment of dividends [ 2,019,030 and 1,967,418 shares, respectively ]	19,471,820	19,070,118
Capital shares repurchased [ (13,219,847) and (13,483,533) shares, respectively ]	(129,125,980)	(134,518,001)

Total Class IB transactions	(52,092,039)	(40,630,496)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(75,962,727)	(83,697,127)

TOTAL DECREASE IN NET ASSETS	(82,249,498)	(100,843,484)
NET ASSETS:
Beginning of year	791,052,584	891,896,068

End of year (a)	$708,803,086	$791,052,584

___________
(a) Includes accumulated overdistributed net investment income of	$(19,996)	$(22,227)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $2,839,677,882) (Securities on loan at market value $503,508,252)	$3,430,966,378
Foreign Cash (Cost $37,610,773)	37,683,814
Foreign Cash Held as Collateral at Broker	2,723,638
Cash Held as Collateral at Broker	2,029,377
Receivable for securities sold	13,058,068
Dividends, interest and other receivables	2,974,057
Receivable from Separate Accounts for Trust shares sold	2,048,341
Other assets	1,971

Total assets	3,491,485,644

LIABILITIES
Overdraft payable	68,534
Collateral held for loaned securities	528,214,141
Payable for securities purchased	14,171,560
Payable to Separate Accounts for Trust shares redeemed	1,770,288
Investment management fees payable	1,564,624
Distribution fees payable - Class IB	280,188
Administrative fees payable	253,767
Trustees’ fees payable	62,747
Variation margin payable on futures contracts	5,762
Accrued expenses	358,563

Total liabilities	546,750,174

NET ASSETS	$2,944,735,470

Net assets were comprised of:
Paid in capital	$2,325,814,930
Accumulated overdistributed net investment income	(15,438,039)
Accumulated undistributed net realized gain	42,453,662
Unrealized appreciation on investments, futures and currency translations	591,904,917

Net assets	$2,944,735,470

Class IA
Net asset value, offering and redemption price per share, $1,602,552,405 / 111,146,700 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.42

Class IB
Net asset value, offering and redemption price per share, $1,342,183,065 / 94,410,950 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.22

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $6,860,270 foreign withholding tax)	$52,763,053
Interest	2,559,564
Securities lending (net)	2,083,527

Total income	57,406,144

EXPENSES
Investment management fees	18,561,748
Distribution fees - Class IB	2,842,502
Administrative fees	2,031,142
Custodian fees	1,784,600
Printing and mailing expenses	306,985
Professional fees	138,320
Trustees’ fees	41,798
Miscellaneous	41,568

Gross expenses	25,748,663
Less: Waiver from investment advisor	(783,191)
Fees paid indirectly	(78,539)

Net expenses	24,886,933

NET INVESTMENT INCOME	32,519,211

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	398,045,831
Futures	1,687,863
Foreign currency transactions	(1,801,107)

Net realized gain	397,932,587

Change in unrealized appreciation on:
Securities	121,152,209
Futures	304,662
Foreign currency translations	316,718

Net change in unrealized appreciation	121,773,589

NET REALIZED AND UNREALIZED GAIN	519,706,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$552,225,387

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$32,519,211	$29,769,113
Net realized gain on investments, futures, and foreign currency transactions	397,932,587	251,938,007
Net change in unrealized appreciation on investments, futures, and foreign currency translations	121,773,589	16,975,792

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	552,225,387	298,682,912

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(24,192,456)	(21,564,046)
Class IB	(16,704,852)	(12,396,678)

	(40,897,308)	(33,960,724)

Distributions from net realized capital gains
Class IA	(107,881,034)	—
Class IB	(91,337,305)	—

	(199,218,339)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(240,115,647)	(33,960,724)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,592,987 and 6,267,443 shares, respectively ]	92,607,955	72,770,721
Capital shares issued in reinvestment of dividends and distributions [ 9,225,881 and 1,742,815 shares, respectively ]	132,073,490	21,564,046
Capital shares repurchased [ (9,436,321) and (11,763,200) shares, respectively ]	(132,456,685)	(135,514,908)

Total Class IA transactions	92,224,760	(41,180,141)

Class IB
Capital shares sold [ 27,068,878 and 24,779,895 shares, respectively ]	373,385,154	282,312,536
Capital shares issued in reinvestment of dividends and distributions [ 7,654,350 and 1,017,667 shares, respectively ]	108,042,157	12,396,678
Capital shares repurchased [ (14,555,187) and (12,141,271) shares, respectively ]	(201,543,700)	(137,870,333)

Total Class IB transactions	279,883,611	156,838,881

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	372,108,371	115,658,740

TOTAL INCREASE IN NET ASSETS	684,218,111	380,380,928
NET ASSETS:
Beginning of year	2,260,517,359	1,880,136,431

End of year (a)	$2,944,735,470	$2,260,517,359

__________

(a) Includes accumulated overdistributed net investment income of	$(15,438,039)	$(10,519,672)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $799,998,435) (Securities on loan at market value $53,064,473)	$889,886,551
Receivable for securities sold	5,940,988
Dividends, interest and other receivables	477,019
Receivable from Separate Accounts for Trust shares sold	239,829

Total assets	896,544,387

LIABILITIES
Collateral held for loaned securities	54,211,437
Payable for securities purchased	3,888,641
Payable to Separate Accounts for Trust shares redeemed	507,329
Investment management fees payable	481,774
Distribution fees payable - Class IB	156,440
Administrative fees payable	89,180
Trustees’ fees payable	20,570
Accrued expenses	43,481

Total liabilities	59,398,852

NET ASSETS	$837,145,535

Net assets were comprised of:
Paid in capital	$1,235,890,613
Accumulated net investment loss	(18,292)
Accumulated net realized loss	(488,614,902)
Unrealized appreciation on investments	89,888,116

Net assets	$837,145,535

Class IA
Net asset value, offering and redemption price per share, $108,447,182 / 13,861,250 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.82

Class IB
Net asset value, offering and redemption price per share, $728,698,353 / 94,851,716 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.68

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$6,600,057
Interest	256,385
Securities lending (net)	267,783

Total income	7,124,225

EXPENSES
Investment management fees	8,551,515
Distribution fees - Class IB	1,922,294
Administrative fees	705,072
Printing and mailing expenses	102,379
Professional fees	65,510
Trustees’ fees	14,672
Custodian fees	10,012
Miscellaneous	22,857

Gross expenses	11,394,311
Less: Waiver from investment advisor	(1,849,896)
Fees paid indirectly	(198,336)

Net expenses	9,346,079

NET INVESTMENT LOSS	(2,221,854)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	119,884,075
Net change in unrealized depreciation on securities	(138,677,929)

NET REALIZED AND UNREALIZED LOSS	(18,793,854)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,015,708)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,221,854)	$(4,106,000)
Net realized gain on investments	119,884,075	107,621,562
Net change in unrealized appreciation (depreciation) on investments	(138,677,929)	44,356,591

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,015,708)	147,872,153

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 389,989 and 225,802 shares, respectively ]	3,016,205	1,588,285
Capital shares repurchased [ (24,009,498) and (22,350,864) shares, respectively ]	(177,176,875)	(162,687,015)

Total Class IA transactions	(174,160,670)	(161,098,730)

Class IB
Capital shares sold [ 15,643,295 and 15,009,455 shares, respectively ]	119,568,850	108,549,279
Capital shares repurchased [ (24,613,990) and (19,390,462) shares, respectively ]	(183,306,547)	(132,442,240)

Total Class IB transactions	(63,737,697)	(23,892,961)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(237,898,367)	(184,991,691)

TOTAL DECREASE IN NET ASSETS	(258,914,075)	(37,119,538)
NET ASSETS:
Beginning of year	1,096,059,610	1,133,179,148

End of year (a)	$837,145,535	$1,096,059,610

__________

(a) Includes accumulated net investment loss of	$(18,292)	$(20,226)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $2,517,133,525) (Securities on loan at market value $280,518,840)	$2,517,999,407
Foreign cash (Cost $878,849)	878,212
Receivable for securities sold	53,311,504
Dividends, interest and other receivables	18,396,053
Unrealized appreciation of forward foreign currency contracts	2,886,458
Receivable from Separate Accounts for Trust shares sold	1,311,098
Other assets	5,224

Total assets	2,594,787,956

LIABILITIES
Collateral held for loaned securities	228,582,273
Payable for forward commitments	203,383,467
Payable for securities purchased	34,264,830
Payable to Separate Accounts for Trust shares redeemed	962,385
Investment management fees payable	905,317
Unrealized depreciation of forward foreign currency contracts	512,123
Administrative fees payable	194,995
Distribution fees payable - Class IB	102,183
Trustees’ fees payable	29,423
Accrued expenses	80,956

Total liabilities	469,017,952

NET ASSETS	$2,125,770,004

Net assets were comprised of:
Paid in capital	$2,146,141,939
Accumulated overdistributed net investment income	(2,282,101)
Accumulated net realized loss	(21,497,691)
Unrealized appreciation on investments and foreign currency translations	3,407,857

Net assets	$2,125,770,004

Class IA
Net asset value, offering and redemption price per share, $1,644,923,910 / 164,478,796 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.00

Class IB
Net asset value, offering and redemption price per share, $480,846,094 / 48,349,110 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest (net of $60,218 foreign withholding tax)	$98,807,299
Securities lending (net)	442,976

Total income	99,250,275

EXPENSES
Investment management fees	10,254,867
Administrative fees	1,587,574
Distribution fees - Class IB	1,159,835
Printing and mailing expenses	298,456
Custodian fees	172,387
Professional fees	97,481
Trustees’ fees	31,115
Miscellaneous	38,524

Total expenses	13,640,239

NET INVESTMENT INCOME	85,610,036

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(12,798,877)
Foreign currency transactions	(1,722,947)

Net realized loss	(14,521,824)

Change in unrealized appreciation on:
Securities	6,675,908
Foreign currency translations	2,266,459

Net change in unrealized appreciation	8,942,367

NET REALIZED AND UNREALIZED LOSS	(5,579,457)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,030,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$85,610,036	$71,583,412
Net realized loss on investments and foreign currency transactions	(14,521,824)	(6,074,193)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,942,367	(20,846,734)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	80,030,579	44,662,485

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(67,261,859)	(57,575,825)
Class IB	(18,516,812)	(16,269,057)

	(85,778,671)	(73,844,882)

Distributions from net realized capital gains
Class IA	—	(4,578,098)
Class IB	—	(1,216,710)

	—	(5,794,808)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(85,778,671)	(79,639,690)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 26,831,605 and 29,749,509 shares, respectively ]	270,724,160	307,029,244
Capital shares issued in reinvestment of dividends and distributions [ 6,707,936 and 6,207,198 shares respectively ]	67,261,859	62,153,923
Capital shares repurchased [ (23,139,835) and (41,334,776) shares, respectively ]	(231,555,619)	(426,718,603)

Total Class IA transactions	106,430,400	(57,535,436)

Class IB
Capital shares sold [ 8,990,080 and 10,318,539 shares, respectively ]	90,399,110	105,461,564
Capital shares issued in reinvestment of dividends and distributions [ 1,856,803 and 1,756,285 shares, respectively ]	18,516,812	17,485,767
Capital shares repurchased [ (9,241,139) and (7,132,927) shares, respectively ]	(92,643,686)	(72,881,147)

Total Class IB transactions	16,272,236	50,066,184

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	122,702,636	(7,469,252)

TOTAL INCREASE (DECREASE) IN NET ASSETS	116,954,544	(42,446,457)
NET ASSETS:
Beginning of year	2,008,815,460	2,051,261,917

End of year (a)	$2,125,770,004	$2,008,815,460

__________
(a) Includes accumulated overdistributed net investment income of	$(2,282,101)	$(1,014,415)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $1,041,462,221) (Securities on loan at market value $171,768,836)	$1,234,341,493
Repurchase Agreement (Amortized cost $171,259,981)	171,259,981
Receivable for securities sold	4,588,833
Receivable from Separate Accounts for Trust shares sold	521,154
Dividends, interest and other receivables	148,376
Other assets	1,927

Total assets	1,410,861,764

LIABILITIES
Collateral held for loaned securities	176,214,514
Payable for securities purchased	1,910,079
Payable to Separate Accounts for Trust shares redeemed	1,132,383
Investment management fees payable	780,789
Distribution fees payable - Class IB	154,568
Administrative fees payable	119,040
Trustees’ fees payable	25,762
Accrued expenses	45,145

Total liabilities	180,382,280

NET ASSETS	$1,230,479,484

Net assets were comprised of:
Paid in capital	$1,017,468,306
Accumulated net investment loss	(86,320)
Accumulated undistributed net realized gain	20,218,226
Unrealized appreciation on investments	192,879,272

Net assets	$1,230,479,484

Class IA
Net asset value, offering and redemption price per share, $509,592,989 / 31,132,236 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$16.37

Class IB
Net asset value, offering and redemption price per share, $720,886,495 / 45,200,888 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$15.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$3,176,294
Interest	796,932

Total income	3,973,226

EXPENSES
Investment management fees	9,268,292
Distribution fees - Class IB	1,825,216
Administrative fees	960,380
Printing and mailing expenses	144,137
Professional fees	81,175
Custodian fees	32,839
Trustees’ fees	19,609
Miscellaneous	25,507

Gross expenses	12,357,155
Less: Fees paid indirectly	(194,882)

Net expenses	12,162,273

NET INVESTMENT LOSS	(8,189,047)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	164,069,251
Net change in unrealized depreciation on securities.	(52,668,276)

NET REALIZED AND UNREALIZED GAIN	111,400,975

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,211,928

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(8,189,047)	$(5,895,383)
Net realized gain on investments	164,069,251	132,765,559
Net change in unrealized depreciation on investments.	(52,668,276)	(3,095,157)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	103,211,928	123,775,019

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(40,739,067)	—
Class IB	(59,144,954)	—

TOTAL DISTRIBUTIONS	(99,884,021)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,680,626 and 2,989,657 shares, respectively ]	63,883,819	44,253,244
Capital shares issued in reinvestment of distributions [ 2,497,820 and 0 shares, respectively ]	40,739,067	—
Capital shares repurchased [ (6,239,237) and (5,653,362) shares, respectively ]	(106,188,868)	(82,616,003)

Total Class IA transactions	(1,565,982)	(38,362,759)

Class IB
Capital shares sold [ 7,146,227 and 6,123,178 shares, respectively ]	120,606,956	88,983,332
Capital shares issued in reinvestment of distributions [ 3,721,530 and 0 shares, respectively ]	59,144,954	—
Capital shares repurchased [ (9,110,186) and (7,440,075) shares, respectively ]	(151,161,436)	(107,059,194)

Total Class IB transactions	28,590,474	(18,075,862)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,024,492	(56,438,621)

TOTAL INCREASE IN NET ASSETS	30,352,399	67,336,398
NET ASSETS:
Beginning of year	1,200,127,085	1,132,790,687

End of year (a)	$1,230,479,484	$1,200,127,085

__________
(a) Includes accumulated net investment loss of	$(86,320)	$(28,739)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $3,737,627,866) (Securities on loan at market value $173,696,643)	$4,546,238,220
Cash	227,312
Dividends, interest and other receivables	5,826,160
Receivable from Separate Accounts for Trust shares sold	4,901,938
Other assets	4,985

Total assets	4,557,198,615

LIABILITIES
Collateral held for loaned securities	177,433,170
Investment management fees payable	2,188,511
Payable to Separate Accounts for Trust shares redeemed	1,084,358
Distribution fees payable - Class IB	597,376
Administrative fees payable	373,302
Trustees’ fees payable	32,325
Accrued expenses	8,568

Total liabilities	181,717,610

NET ASSETS	$4,375,481,005

Net assets were comprised of:
Paid in capital	$3,510,728,725
Accumulated undistributed net investment income	511,593
Accumulated undistributed net realized gain	55,630,333
Unrealized appreciation on investments	808,610,354

Net assets	$4,375,481,005

Class IA
Net asset value, offering and redemption price per share, $1,531,085,972 / 93,437,234 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.39

Class IB
Net asset value, offering and redemption price per share, $2,844,395,033 / 173,696,375 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $28,238 foreign withholding tax)	$96,047,052
Interest	3,863,376
Securities lending (net)	350,568

Total income	100,260,996

EXPENSES
Investment management fees	23,030,555
Distribution fees - Class IB	6,157,335
Administrative fees	2,972,627
Printing and mailing expenses	466,296
Professional fees	128,051
Trustees’ fees	56,145
Custodian fees	22,794
Miscellaneous	72,000

Gross expenses	32,905,803
Less: Fees paid indirectly	(359,968)

Net expenses	32,545,835

NET INVESTMENT INCOME	67,715,161

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	274,460,285
Net change in unrealized appreciation on securities	410,361,271

NET REALIZED AND UNREALIZED GAIN	684,821,556

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$752,536,717

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$67,715,161	$41,737,480
Net realized gain on investments	274,460,285	66,425,651
Net change in unrealized appreciation on investments	410,361,271	42,218,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	752,536,717	150,381,144

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(25,818,210)	(17,754,567)
Class IB	(41,425,084)	(24,718,859)

	(67,243,294)	(42,473,426)

Distributions from net realized capital gains
Class IA	(81,802,133)	(19,605,181)
Class IB	(153,935,793)	(44,707,855)

	(235,737,926)	(64,313,036)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(302,981,220)	(106,786,462)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,814,180 and 87,537,464 shares, respectively ]	314,487,750	1,271,951,726
Capital shares issued in reinvestment of dividends and distributions [ 6,616,275 and 2,563,042 shares, respectively ]	107,620,343	37,359,748
Capital shares repurchased [ (24,668,007) and (1,895,646) shares, respectively ]	(378,413,846)	(27,497,284)

Total Class IA transactions	43,694,247	1,281,814,190

Class IB
Capital shares sold [ 26,448,314 and 22,337,787 shares, respectively ]	417,651,229	319,342,268
Capital shares issued in reinvestment of dividends and distributions [ 12,018,764 and 4,780,972 shares, respectively]	195,360,877	69,426,714
Capital shares repurchased [ (17,832,841) and (15,359,723) shares, respectively ]	(279,932,473)	(220,318,968)

Total Class IB transactions	333,079,633	168,450,014

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	376,773,880	1,450,264,204

TOTAL INCREASE IN NET ASSETS	826,329,377	1,493,858,886
NET ASSETS:
Beginning of year	3,549,151,628	2,055,292,742

End of year (a)	$4,375,481,005	$3,549,151,628

__________
(a) Includes accumulated undistributed net investment income of	$511,593	$39,726

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $38,736,879) (Securities on loan at market value $3,270,711)	$41,721,031
Receivable for securities sold	306,882
Receivable from Separate Accounts for Trust shares sold	37,324
Dividends, interest and other receivables	65,068

Total assets	42,130,305

LIABILITIES
Collateral held for loaned securities	3,326,110
Payable for securities purchased	56,981
Investment management fees payable	16,623
Distribution fees payable - Class IB	7,990
Administrative fees payable	6,586
Payable to Separate Accounts for Trust shares redeemed	1,241
Trustees’ fees payable	24
Accrued expenses	86,841

Total liabilities	3,502,396

NET ASSETS	$38,627,909

Net assets were comprised of:
Paid in capital	$35,437,793
Accumulated undistributed net investment income	2,286
Accumulated undistributed net realized gain	203,678
Unrealized appreciation on investments	2,984,152

Net assets	$38,627,909

Class IA
Net asset value, offering and redemption price per share, $113,714 / 10,157 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.20

Class IB
Net asset value, offering and redemption price per share, $38,514,195 / 3,433,648 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.22

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $580 foreign withholding tax)	$369,601
Interest	57,936

Total income	427,537

EXPENSES
Investment management fees	191,052
Distribution fees - Class IB	63,423
Administrative fees	52,009
Professional fees	42,553
Custodian fees	23,999
Printing and mailing expenses	3,415
Trustees’ fees	334
Miscellaneous	1,295

Gross expenses	378,080
Less: Waiver from investment advisor	(85,294)
Fees paid indirectly	(34,704)

Net expenses	258,082

NET INVESTMENT INCOME	169,455

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	346,849
Net change in unrealized appreciation on securities	2,931,650

NET REALIZED AND UNREALIZED GAIN	3,278,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,447,954

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	October 3, 2005* to December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$169,455	$16,343
Net realized gain (loss) on investments	346,849	(2,256)
Net change in unrealized appreciation on investments	2,931,650	52,502

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,447,954	66,589

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(791)	(491)
Class IB	(167,969)	(17,295)

	(168,760)	(17,786)

Distributions from net realized capital gains
Class IA	(424)	—
Class IB	(140,491)	—

	(140,915)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(309,675)	(17,786)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 109 and 48 shares, respectively ]	1,215	491

Class IB
Capital shares sold [ 3,247,294 and 603,624 shares, respectively ]	33,694,166	6,146,595
Capital shares issued in reinvestment of dividends and distributions [ 27,637 and 1,698 shares, respectively ]	308,460	17,295
Capital shares repurchased [ (733,020) and (3,585) shares, respectively ]	(7,690,617)	(36,778)

Total Class IB transactions	26,312,009	6,127,112

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	26,313,224	6,127,603

TOTAL INCREASE IN NET ASSETS	29,451,503	6,176,406
NET ASSETS:
Beginning of period	9,176,406	3,000,000

End of period (a)	$38,627,909	$9,176,406

__________
(a) Includes accumulated undistributed net investment income of	$2,286	$1,591

* The Portfolio commenced operations on October 3, 2005
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $ 130,474,125)	$157,245,536
Repurchase agreement (Amortized cost $9,646,879)	9,646,879
Deposits with broker and custodian bank for securities sold short	156,982,671
Receivable for securities sold	1,727,256
Dividends, interest and other receivables	395,542
Receivable from Separate Accounts for Trust shares sold	111,403

Total assets	326,109,287

LIABILITIES
Overdraft payable	768
Securities sold short (Proceeds received $153,333,319)	155,648,421
Payable for securities purchased	2,653,627
Payable to Separate Accounts for Trust shares redeemed	223,468
Investment management fees payable	197,874
Dividend expense for securities sold short	86,122
Distribution fees payable - Class IB	35,335
Administrative fees payable	16,801
Trustees’ fees payable	241
Accrued expenses	41,045

Total liabilities	158,903,702

NET ASSETS	$167,205,585

Net assets were comprised of:
Paid in capital	$164,089,707
Accumulated undistributed net investment income	458,186
Accumulated net realized loss	(21,798,617)
Unrealized appreciation on investments	24,456,309

Net assets	$167,205,585

Class IB
Net asset value, offering and redemption price per share, $167,205,585 / 15,791,882 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.59

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$1,840,092
Interest	7,679,312

Total income	9,519,404

EXPENSES
Investment management fees	2,530,392
Dividend expense for securities sold short	1,814,411
Distribution fees - Class IB	425,080
Recoupment fees	147,030
Professional fees	83,389
Fund accounting fees	47,224
Custodian fees	37,922
Printing and mailing expenses	31,733
Administrative fees	26,707
Trustees’ fees	17,808
Transfer agent fees	15,941
Miscellaneous	17,186

Gross expenses	5,194,823

NET INVESTMENT INCOME	4,324,581

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	13,716,385
Securities sold short	(24,884,184)

Net realized loss	(11,167,799)
Net change in unrealized appreciation on securities	8,437,699

NET REALIZED AND UNREALIZED LOSS	(2,730,100)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,594,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,324,581	$1,074,766
Net realized loss on investments	(11,167,799)	(6,820,190)
Net change in unrealized appreciation on investments.	8,437,699	11,175,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,594,481	5,429,627

DIVIDENDS:
Dividends from net investment income
Class IB	(4,803,199)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 26,590,419 and 14,345,988 shares, respectively ]	288,224,923	151,719,378
Capital shares issued in reinvestment of dividends [ 455,047 and 0 shares, respectively ]	4,803,199	—
Capital shares repurchased [ (24,727,140) and (6,181,906) shares, respectively ]	(267,343,383)	(65,464,794)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,684,739	86,254,584

TOTAL INCREASE IN NET ASSETS	22,476,021	91,684,211
NET ASSETS:
Beginning of year	144,729,564	53,045,353

End of year (a)	$167,205,585	$144,729,564

__________
(a) Includes accumulated undistributed net investment income of	$458,186	$1,074,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $40,879,918) (Securities on loan at market value $9,990,092)	$41,069,927
Repurchase Agreement (Amortized cost $8,309,457)	8,309,457
Cash	2,525
Dividends, interest and other receivables	411,817
Receivable from Separate Accounts for Trust shares sold	6,598
Other assets	1,082

Total assets	49,801,406

LIABILITIES
Collateral held for loaned securities	8,309,457
Payable to Separate Accounts for Trust shares redeemed	68,085
Administrative fees payable	6,917
Investment management fees payable	3,572
Trustees’ fees payable	491
Distribution fees payable - Class IB	128
Accrued expenses	515,751

Total liabilities	8,904,401

NET ASSETS	$40,897,005

Net assets were comprised of:
Paid in capital	$41,745,883
Accumulated undistributed net investment income	16,408
Accumulated net realized loss	(1,055,295)
Unrealized appreciation on investments	190,009

Net assets	$40,897,005

Class IA
Net asset value, offering and redemption price per share, $40,298,742 / 4,025,898 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.01

Class IB
Net asset value, offering and redemption price per share, $598,263 / 59,681 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.02

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest (net of $164 foreign withholding tax)	$2,182,455
Securities lending (net)	139

Total income	2,182,594

EXPENSES
Investment management fees	192,026
Administrative fees	62,495
Professional fees	43,454
Printing and mailing expenses	8,431
Custodian fees	1,434
Distribution fees - Class IB	976
Trustees’ fees	656
Miscellaneous	704

Gross expenses	310,176
Less: Waiver from investment advisor	(31,635)

Net expenses	278,541

NET INVESTMENT INCOME	1,904,053

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(965,631)
Net change in unrealized appreciation on securities	606,798

NET REALIZED AND UNREALIZED LOSS	(358,833)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,545,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,904,053	$2,165,309
Net realized gain (loss) on investments	(965,631)	705,303
Net change in unrealized appreciation (depreciation) on investments	606,798	(2,399,625)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,545,220	470,987

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,867,048)	(2,165,258)
Class IB	(26,197)	(2,551)

	(1,893,245)	(2,167,809)

Distributions from net realized capital gains
Class IA	(25,529)	(809,291)
Class IB	(172)	(993)

	(25,701)	(810,284)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,918,946)	(2,978,093)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 253,895 and 193,358 shares, respectively ]	2,617,983	2,076,263
Capital shares issued in reinvestment of dividends and distributions [ 188,551 and 294,340 shares, respectively ]	1,892,577	2,974,549
Capital shares repurchased [ (1,072,935) and (1,606,204) shares, respectively ]	(10,931,025)	(17,170,033)

Total Class IA transactions	(6,420,465)	(12,119,221)

Class IB*
Capital shares sold [ 78,952 and 24,434 shares, respectively ]	810,097	250,385
Capital shares issued in reinvestment of dividends and distributions [ 2,621 and 351 shares, respectively ]	26,369	3,544
Capital shares repurchased [ (46,676) and (1) shares, respectively ]	(481,100)	(3)

Total Class IB transactions	355,366	253,926

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,065,099)	(11,865,295)

TOTAL DECREASE IN NET ASSETS	(6,438,825)	(14,372,401)
NET ASSETS:
Beginning of year	47,335,830	61,708,231

End of year (a)	$40,897,005	$47,335,830

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$16,408	$(304)

*	Class IB commenced operations on June 20, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $427,989,723) (Securities on loan at market value $27,861,416)	$478,531,280
Receivable for securities sold	2,049,303
Dividends, interest and other receivables	865,914
Receivable from Separate Accounts for Trust shares sold	232,777
Other assets	387

Total assets	481,679,661

LIABILITIES
Collateral held for loan securities	28,322,629
Payable for securities purchased	2,260,312
Payable to Separate Accounts for Trust shares redeemed	1,164,303
Investment management fees payable	247,303
Distribution fees payable - Class IB	72,569
Administrative fees payable	42,274
Trustees’ fees payable	216
Accrued expenses	95,467

Total liabilities	32,205,073

NET ASSETS	$449,474,588

Net assets were comprised of:
Paid in capital	$393,338,324
Accumulated overdistributed net investment income	(617)
Accumulated undistributed net realized gain	5,595,324
Unrealized appreciation on investments	50,541,557

Net assets	$449,474,588

Class IA
Net asset value, offering and redemption price per share, $104,746,393 / 15,157,697 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.91

Class IB
Net asset value, offering and redemption price per share, $344,728,195 / 49,756,358 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $66,241 foreign withholding tax)	$10,900,474
Interest	849,620

Total income	11,750,094

EXPENSES
Investment management fees	3,045,719
Distribution fees - Class IB	749,447
Administrative fees	345,440
Professional fees	51,141
Printing and mailing expenses	47,448
Custodian fees	34,788
Trustees’ fees	5,957
Miscellaneous	8,110

Gross expenses	4,288,050
Less: Waiver from investment advisor	(288,916)

Net expenses	3,999,134

NET INVESTMENT INCOME	7,750,960

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	25,061,101
Net change in unrealized appreciation on securities	28,578,102

NET REALIZED AND UNREALIZED GAIN	53,639,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,390,163

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,750,960	$5,194,600
Net realized gain on investments	25,061,101	3,893,883
Net change in unrealized appreciation on investments	28,578,102	9,607,573

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	61,390,163	18,696,056

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,002,329)	(1,725,262)
Class IB	(5,646,787)	(3,416,733)

	(7,649,116)	(5,141,995)

Distributions from net realized capital gains
Class IA	(4,682,701)	—
Class IB	(15,134,884)	—

	(19,817,585)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(27,466,701)	(5,141,995)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 589,497 and 606,803 shares, respectively ]	3,937,842	3,718,572
Capital shares issued in connection with merger (Note 11) [ 0 and 1,985,297 shares, respectively ]	—	12,860,653
Capital shares issued in reinvestment of dividends and distributions [ 973,952 and 272,371 shares, respectively ]	6,685,030	1,725,262
Capital shares repurchased [ (3,613,425) and (4,992,200) shares, respectively ]	(24,504,260)	(30,743,152)

Total Class IA transactions	(13,881,388)	(12,438,665)

Class IB
Capital shares sold [15,406,575 and 30,346,223 shares, respectively ]	103,886,809	187,741,618
Capital shares issued in reinvestment of dividends and distributions [ 3,019,141 and 538,050 shares, respectively ]	20,781,671	3,416,733
Capital shares repurchased [ (9,554,478) and (5,195,677) shares, respectively ]	(64,510,742)	(32,443,807)

Total Class IB transactions	60,157,738	158,714,544

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	46,276,350	146,275,879

TOTAL INCREASE IN NET ASSETS	80,199,812	159,829,940
NET ASSETS:
Beginning of year	369,274,776	209,444,836

End of year (a)	$449,474,588	$369,274,776

(a) Includes accumulated undistributed net investment income of	$(617)	$52,543

See Notes to Financial Statements

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $80,566,387) (Securities on loan at market value $5,015,336)	$91,312,333
Cash	33
Foreign Cash (Cost $6,107)	6,874
Dividends, interest and other receivables	71,256
Receivable from Separate Accounts for Trust shares sold	24,026

Total assets	91,414,522

LIABILITIES
Collateral held for loaned securities	5,119,339
Investment management fees payable	42,312
Payable to Separate Accounts for Trust shares redeemed	40,444
Distribution fees payable - Class IB	16,830
Administrative fees payable	12,973
Trustees’ fees payable	270
Accrued expenses	76,983

Total liabilities	5,309,151

NET ASSETS	$86,105,371

Net assets were comprised of:
Paid in capital	$75,027,180
Accumulated net investment loss	(259)
Accumulated undistributed net realized gain	331,737
Unrealized appreciation on investments and foreign currency translations	10,746,713

Net assets	$86,105,371

Class IA
Net asset value, offering and redemption price per share, $7,005,399 / 812,817 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.62

Class IB
Net asset value, offering and redemption price per share, $79,099,972 / 9,274,623 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.53

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $2,304 foreign withholding tax)	$738,671
Interest	59,891

Total income	798,562

EXPENSES
Investment management fees	498,333
Distribution fees - Class IB	188,767
Administrative fees	88,024
Professional fees	45,604
Printing and mailing expenses	9,052
Custodian fees	7,208
Trustees’ fees	1,110
Miscellaneous	5,510

Gross expenses	843,608
Less: Waiver from investment advisor	(41,407)

Net expenses	802,201

NET INVESTMENT LOSS	(3,639)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	984,845
Foreign currency transactions	(13)

Net realized gain	984,832

Change in unrealized appreciation on:
Securities	3,253,050
Foreign currency translations	819

Net change in unrealized appreciation	3,253,869

NET REALIZED AND UNREALIZED GAIN	4,238,701

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,235,062

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,639)	$(139,914)
Net realized gain on investments and foreign currency transactions	984,832	4,871,838
Net change in unrealized appreciation on investments and foreign currency translations	3,253,869	768,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,235,062	5,500,298

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(49,243)	(2,428)
Class IB	(836,228)	(2,381,906)

TOTAL DISTRIBUTIONS	(885,471)	(2,384,334)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 832,489 and 0 shares, respectively ]	7,034,991	—
Capital shares issued in reinvestment of distributions [ 5,673 and 292 shares, respectively ]	49,243	2,428
Capital shares repurchased [ (34,279) and (0) shares, respectively ]	(297,771)	—

Total Class IA transactions	6,786,463	2,428

Class IB
Capital shares sold [ 2,664,557 and 3,151,516 shares, respectively ]	22,246,602	24,708,100
Capital shares issued in connection with merger (Note 11) [ 0 and 618,305 shares, respectively ]	—	5,062,169
Capital shares issued in reinvestment of distributions [ 100,428 and 289,179 shares, respectively ]	836,228	2,381,906
Capital shares repurchased [ (2,327,000) and (1,284,552) shares, respectively ]	(19,598,734)	(10,096,781)

Total Class IB transactions	3,484,096	22,055,394

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,270,559	22,057,822

TOTAL INCREASE IN NET ASSETS	13,620,150	25,173,786
NET ASSETS:
Beginning of year	72,485,221	47,311,435

End of year (a)	$86,105,371	$72,485,221

(a) Includes accumulated net investment loss of	$(259)	$(499)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $394,324,188) (Securities on loan at market value $ 33,216,285)	$436,149,608
Dividends, interest and other receivables	400,964
Receivable from Separate Accounts for Trust shares sold	349,147
Receivable for securities sold	128,599

Total assets	437,028,318

LIABILITIES
Overdraft payable	67
Collateral held for loaned securities	34,023,268
Investment management fees payable	189,011
Payable to Separate Accounts for Trust shares redeemed	151,012
Distribution fees payable - Class IB	86,085
Payable for securities purchased	50,521
Administrative fees payable	45,592
Trustees’ fees payable	12,134
Accrued expenses	111,971

Total liabilities	34,669,661

NET ASSETS	$402,358,657

Net assets were comprised of:
Paid in capital	$460,693,720
Accumulated overdistributed net investment income	(663,275)
Accumulated net realized loss	(99,497,208)
Unrealized appreciation on investments	41,825,420

Net assets	$402,358,657

Class IA
Net asset value, offering and redemption price per share, $139,438 / 9,951 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.01

Class IB
Net asset value, offering and redemption price per share, $402,219,219 / 28,711,525 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.01

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$2,757,692
Interest	494,525
Securities lending (net)	29,036

Total income	3,281,253

EXPENSES
Investment management fees	2,279,853
Distribution fees - Class IB	876,529
Administrative fees	305,326
Professional fees	51,569
Printing and mailing expenses	41,823
Custodian fees	19,999
Trustees’ fees	5,324
Miscellaneous	24,487

Gross expenses	3,604,910
Less: Waiver from investment advisor	(272,496)
Fees paid indirectly	(35,957)

Net expenses	3,296,457

NET INVESTMENT LOSS	(15,204)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	6,989,386
Net change in unrealized appreciation on securities	18,596,063

NET REALIZED AND UNREALIZED GAIN	25,585,449

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,570,245

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(15,204)	$(188,250)
Net realized gain on investments	6,989,386	4,674,901
Net change in unrealized appreciation on investments	18,596,063	10,259,579

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,570,245	14,746,230

DIVIDENDS:
Dividends from net investment income
Class IA	(577)	(262)
Class IB	(636,156)	(554,029)

TOTAL DIVIDENDS	(636,733)	(554,291)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 12 and 13 shares, respectively ]	160	157
Capital shares issued in reinvestment of dividends [ 41 and 22 shares, respectively ]	577	262
Capital shares repurchased [ (122) and (114) shares, respectively ]	(1,636)	(1,384)

Total Class IA transactions	(899)	(965)

Class IB
Capital shares sold [ 9,653,308 and 5,956,683 shares, respectively ]	129,901,996	72,859,951
Capital shares issued in reinvestment of dividends [ 44,800 and 46,056 shares, respectively ]	636,156	554,029
Capital shares repurchased [ (3,752,063) and (3,650,531) shares, respectively ]	(50,659,270)	(44,465,416)

Total Class IB transactions	79,878,882	28,948,564

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	79,877,983	28,947,599

TOTAL INCREASE IN NET ASSETS	104,811,495	43,139,538
NET ASSETS:
Beginning of year	297,547,162	254,407,624

End of year (a)	$402,358,657	$297,547,162

__________
(a) Includes accumulated overdistributed net investment income of	$(663,275)	$(11,338)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $1,533,313,184) (Securities on loan at market value $300,953,927)	$1,863,733,911
Cash	233,558
Receivable from Separate Accounts for Trust shares sold	1,240,407
Dividends, interest and other receivables	1,224,376
Receivable for securities sold	672,743
Unrealized appreciation of forward foreign currency contracts	216,289
Other assets	690

Total assets	1,867,321,974

LIABILITIES
Overdraft payable	211,686
Collateral held for loaned securities	315,665,530
Payable for securities purchased	2,008,318
Investment management fees payable	978,708
Unrealized depreciation of forward foreign currency contracts	496,772
Distribution fees payable - Class IB	234,619
Payable to Separate Accounts for Trust shares redeemed	224,665
Administrative fees payable	132,337
Trustees’ fees payable	4,808
Accrued expenses	19,068

Total liabilities	319,976,511

NET ASSETS	$1,547,345,463

Net assets were comprised of:
Paid in capital	$1,217,609,138
Accumulated overdistributed net investment income	(10,047,715)
Accumulated undistributed net realized gain	9,628,296
Unrealized appreciation on investments and foreign currency translations	330,155,744

Net assets	$1,547,345,463

Class IA
Net asset value, offering and redemption price per share, $430,037,357 / 30,968,338 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.89

Class IB
Net asset value, offering and redemption price per share, $1,117,308,106 / 80,409,195 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $2,777,040 foreign withholding tax)	$23,825,925
Interest	2,572,492
Securities lending (net)	822,514

Total income	27,220,931

EXPENSES
Investment management fees	10,450,536
Distribution fees - Class IB	2,449,635
Administrative fees	1,026,790
Custodian fees	733,359
Printing and mailing expenses	152,356
Professional fees	72,077
Trustees’ fees	18,155
Miscellaneous	26,210

Gross expenses	14,929,118
Less: Waiver from investment advisor	(658,474)
Fees paid indirectly	(56,715)

Net expenses	14,213,929

NET INVESTMENT INCOME	13,007,002

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	85,894,926
Foreign currency transactions	369,730

Net realized gain	86,264,656

Change in unrealized appreciation (depreciation) on:
Securities	125,905,758
Foreign currency translations	(3,556)

Net change in unrealized appreciation	125,902,202

NET REALIZED AND UNREALIZED GAIN	212,166,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$225,173,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,007,002	$8,754,437
Net realized gain on investments and foreign currency transactions	86,264,656	28,558,522
Net change in unrealized appreciation on investments and foreign currency translations	125,902,202	97,853,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	225,173,860	135,166,509

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(5,308,479)	(1,847,273)
Class IB	(11,758,961)	(10,704,454)

	(17,067,440)	(12,551,727)

Distributions from net realized capital gains
Class IA	(22,268,713)	(133,561)
Class IB	(60,489,718)	(921,790)

	(82,758,431)	(1,055,351)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(99,825,871)	(13,607,078)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 20,867,853 and 3,075,247 shares, respectively ]	278,341,684	33,069,352
Capital shares issued in reinvestment of dividends and distributions [ 2,008,234 and 160,264 shares, respectively ]	27,577,192	1,980,834
Capital shares repurchased [ (1,474,238) and (588,906) shares, respectively ]	(19,756,048)	(6,177,726)

Total Class IA transactions	286,162,828	28,872,460

Class IB
Capital shares sold [ 20,414,968 and 19,355,718 shares, respectively ]	272,833,179	215,719,639
Capital shares issued in reinvestment of dividends and distributions [ 5,274,756 and 940,024 shares, respectively ]	72,248,679	11,626,244
Capital shares repurchased [ (11,661,509) and (10,344,414) shares, respectively ]	(156,874,923)	(114,737,158)

Total Class IB transactions	188,206,935	112,608,725

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	474,369,763	141,481,185

TOTAL INCREASE IN NET ASSETS	599,717,752	263,040,616
NET ASSETS:
Beginning of year	947,627,711	684,587,095

End of year (a)	$1,547,345,463	$947,627,711

__________
(a) Includes accumulated overdistributed net investment income of	$(10,047,715)	$(6,781,067)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $881,610,576) (Securities on loan at market value $57,280,205)	$1,123,974,860
Cash	24,641
Dividends, interest and other receivables	1,326,398
Receivable from Separate Accounts for Trust shares sold	120,958
Other assets	3,200

Total assets	1,125,450,057

LIABILITIES
Collateral held for loaned securities	58,653,762
Investment management fees payable	522,030
Payable to Separate Accounts for Trust shares redeemed	395,267
Distribution fees payable - Class IB	227,145
Administrative fees payable	114,509
Trustees’ fees payable	30,128
Accrued expenses	85,828

Total liabilities	60,028,669

NET ASSETS	$1,065,421,388

Net assets were comprised of:
Paid in capital	$1,001,327,328
Accumulated overdistributed net investment income	(215,254)
Accumulated net realized loss	(178,054,970)
Unrealized appreciation on investments	242,364,284

Net assets	$1,065,421,388

Class IA
Net asset value, offering and redemption price per share, $4,493,565 / 322,453 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.94

Class IB
Net asset value, offering and redemption price per share, $1,060,927,823 / 76,071,164 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $54,791 foreign withholding tax)	$15,110,560
Interest	518,251
Securities lending (net)	106,856

Total income	15,735,667

EXPENSES
Investment management fees	6,767,641
Distribution fees - Class IB	2,600,847
Administrative fees	824,794
Printing and mailing expenses	120,054
Professional fees	66,768
Trustees’ fees	16,226
Custodian fees	15,739
Miscellaneous	14,856

Gross expenses	10,426,925
Less: Waiver from investment advisor	(515,268)
Fees paid indirectly	(97,722)

Net expenses	9,813,935

NET INVESTMENT INCOME	5,921,732

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	75,902,037
Net change in unrealized appreciation on securities	37,512,603

NET REALIZED AND UNREALIZED GAIN	113,414,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,336,372

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,921,732	$4,772,920
Net realized gain on investments	75,902,037	50,594,727
Net change in unrealized appreciation on investments	37,512,603	3,616,457

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	119,336,372	58,984,104

DIVIDENDS:
Dividends from net investment income
Class IA	(35,984)	(28,145)
Class IB	(5,812,692)	(5,569,467)

TOTAL DIVIDENDS	(5,848,676)	(5,597,612)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 50,338 and 53,168 shares, respectively ]	659,039	639,809
Capital shares issued in connection with merger (Note 11) [ 0 and 255,426 shares, respectively ]	—	3,154,291
Capital shares issued in reinvestment of dividends [ 2,563 and 2,240 shares, respectively ]	35,984	28,145
Capital shares repurchased [ (48,790) and (36,614) shares, respectively ]	(644,732)	(445,893)

Total Class IA transactions	50,291	3,376,352

Class IB
Capital shares sold [ 6,596,610 and 8,114,571 shares, respectively ]	86,839,238	95,937,911
Capital shares issued in reinvestment of dividends [ 413,658 and 446,000 shares, respectively ]	5,812,692	5,569,467
Capital shares repurchased [ (12,895,147) and (13,272,239) shares, respectively ]	(170,364,825)	(157,418,273)

Total Class IB transactions	(77,712,895)	(55,910,895)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(77,662,604)	(52,534,543)

TOTAL INCREASE IN NET ASSETS	35,825,092	851,949
NET ASSETS:
Beginning of year	1,029,596,296	1,028,744,347

End of year (a)	$1,065,421,388	$1,029,596,296

__________
(a) Includes accumulated overdistributed net investment income of	$(215,254)	$(288,310)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $1,097,926,201) (Securities on loan at market value $55,567,896)	$1,295,439,295
Cash	11,252
Dividends, interest and other receivables	1,663,024
Receivable for securities sold	523,138
Receivable from Separate Accounts for Trust shares sold	429,962
Other assets	1,268

Total assets	1,298,067,939

LIABILITIES
Collateral held for loaned securities	56,704,186
Payable for securities purchased	989,026
Investment management fees payable	602,933
Payable to Separate Accounts for Trust shares redeemed	496,031
Distribution fees payable - Class IB	262,144
Administrative fees payable	116,475
Trustees’ fees payable	10,039
Accrued expenses	41,527

Total liabilities	59,222,361

NET ASSETS	$1,238,845,578

Net assets were comprised of:
Paid in capital	$1,040,875,281
Accumulated overdistributed net investment income	(716,734)
Accumulated undistributed net realized gain	1,173,937
Unrealized appreciation on investments	197,513,094

Net assets	$1,238,845,578

Class IA
Net asset value, offering and redemption price per share, $9,943,020 / 843,366 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.79

Class IB
Net asset value, offering and redemption price per share, $1,228,902,558 / 104,222,070 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $25,255 foreign withholding tax)	$18,038,280
Interest	777,624
Securities lending (net)	151,134

Total income	18,967,038

EXPENSES
Investment management fees	7,629,276
Distribution fees - Class IB	2,949,169
Administrative fees	937,293
Printing and mailing expenses	137,387
Professional fees	69,980
Custodian fees	26,678
Trustees’ fees	17,791
Miscellaneous	22,906

Gross expenses	11,790,480
Less: Waiver from investment advisor	(526,673)
Fees paid indirectly	(76,143)

Net expenses	11,187,664

NET INVESTMENT INCOME	7,779,374

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	70,793,902
Net change in unrealized appreciation on securities	34,552,947

NET REALIZED AND UNREALIZED GAIN	105,346,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$113,126,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,779,374	$4,959,245
Net realized gain on investments	70,793,902	62,354,206
Net change in unrealized appreciation (depreciation) on investments	34,552,947	(2,813,823)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	113,126,223	64,499,628

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(85,806)	(53,972)
Class IB	(7,592,892)	(5,797,820)

	(7,678,698)	(5,851,792)

Distributions from net realized capital gains
Class IA	(622,768)	(342,354)
Class IB	(78,985,881)	(55,466,959)

	(79,608,649)	(55,809,313)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(87,287,347)	(61,661,105)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 221,130 and 272,700 shares, respectively ]	2,638,103	3,119,956
Capital shares issued in reinvestment of dividends and distributions [ 59,953 and 34,237 shares, respectively ]	708,574	396,326
Capital shares repurchased [ (63,939) and (41,640) shares, respectively ]	(759,520)	(478,228)

Total Class IA transactions	2,587,157	3,038,054

Class IB
Capital shares sold [ 12,546,397 and 14,763,119 shares, respectively ]	149,977,656	168,630,922
Capital shares issued in reinvestment of dividends and distributions [ 7,330,334 and 5,295,243 shares, respectively ]	86,578,773	61,264,779
Capital shares repurchased [ (14,235,231) and (11,962,124) shares, respectively ]	(170,361,894)	(136,678,815)

Total Class IB transactions	66,194,535	93,216,886

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	68,781,692	96,254,940

TOTAL INCREASE IN NET ASSETS	94,620,568	99,093,463
NET ASSETS:
Beginning of year	1,144,225,010	1,045,131,547

End of year (a)	$1,238,845,578	$1,144,225,010

__________
(a) Includes accumulated overdistributed net investment income of	$(716,734)	$(817,411)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $ 190,190,427) (Securities on loan at market value $ 35,077,663)	$193,166,994
Repurchase Agreement (Amortized cost $31,676,594)	31,676,594
Cash	68,823
Dividends, interest and other receivables	3,395,347
Receivable from Separate Accounts for Trust shares sold	335,060
Other assets	78

Total assets	228,642,896

LIABILITIES
Collateral held for loaned securities	35,658,201
Payable for securities purchased	354,587
Payable to Separate Accounts for Trust shares redeemed	342,285
Investment management fees payable	93,958
Distribution fees payable - Class IB	40,176
Administrative fees payable	19,088
Trustees’ fees payable	107
Accrued expenses	78,189

Total liabilities	36,586,591

NET ASSETS	$192,056,305

Net assets were comprised of:
Paid in capital	$214,880,958
Accumulated overdistributed netinvestment income	(253)
Accumulated net realized loss	(25,800,967)
Unrealized appreciation on investments	2,976,567

Net assets	$192,056,305

Class IB
Net asset value, offering and redemption price per share, $ 192,056,305 / 41,287,016 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$4.65

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$11,957,144
Dividends	2,364

Total income	11,959,508

EXPENSES
Investment management fees	929,682
Distribution fees - Class IB	387,365
Administrative fees	154,648
Professional fees	44,069
Printing and mailing expenses	18,927
Custodian fees	8,154
Trustees’ fees	2,237
Miscellaneous	4,030

Gross expenses	1,549,112
Less: Waiver from investment advisor	(62,793)

Net expenses	1,486,319

NET INVESTMENT INCOME	10,473,189

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(527,075)
Net change in unrealized appreciation on securities	3,021,106

NET REALIZED AND UNREALIZED GAIN	2,494,031

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,967,220

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,473,189	$6,179,877
Net realized gain (loss) on investments	(527,075)	336,920
Net change in unrealized appreciation (depreciation) on investments	3,021,106	(4,009,312)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,967,220	2,507,485

DIVIDENDS:
Class IB
Dividends from net investment income	(10,473,947)	(6,226,536)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [20,935,586 and 10,000,807 shares, respectively]	97,653,835	47,425,599
Capital shares issued in reinvestment of dividends [2,262,899 and 1,370,759 shares, respectively ]	10,473,947	6,226,536
Capital shares repurchased [(7,187,661) and (4,551,262) shares, respectively]	(33,718,781)	(21,455,113)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	74,409,001	32,197,022

TOTAL INCREASE IN NET ASSETS	76,902,274	28,477,971
NET ASSETS:
Beginning of year	115,154,031	86,676,060

End of year (a)	$192,056,305	$115,154,031

__________
(a) Includes accumulated overdistributed net investment income of	$(253)	$(74,164)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $ 67,699,101)	$69,733,896
Cash	388
Foreign cash (Cost $13)	13
Receivable from Separate Accounts for Trust shares sold	796,863
Dividends, interest and other receivables	62,483

Total assets	70,593,643

LIABILITIES
Payable for securities purchased	3,281,109
Investment management fees payable.	29,809
Distribution fees payable - Class IB	11,796
Administrative fees payable	7,621
Payable to Separate Accounts for Trust shares redeemed	3,588
Trustees’ fees payable	43
Accrued expenses	48,270

Total liabilities	3,382,236

NET ASSETS	$67,211,407

Net assets were comprised of:
Paid in capital	$65,183,963
Accumulated overdistributed net investment income	(7,297)
Accumulated net realized loss	(54)
Unrealized appreciation on investments	2,034,795

Net assets	$67,211,407

Class IA
Net asset value, offering and redemption price per share, $2,680,525 / 248,102 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.80

Class IB
Net asset value, offering and redemption price per share, $64,530,882 / 5,973,248 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.80

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006*

INVESTMENT INCOME
Dividends (net of $1,108 foreign withholding tax)	$126,890
Interest	94,436

Total income	221,326

EXPENSES
Investment management fees	81,812
Professional fees	40,217
Distribution fees - Class IB	22,625
Administrative fees	19,864
Custodian fees	6,000
Printing and mailing expenses	149
Trustees’ fees	24
Miscellaneous	5,000

Gross expenses	175,691
Less: Waiver from investment advisor	(51,968)
Fees paid indirectly	(3,223)

Net expenses	120,500

NET INVESTMENT INCOME	100,826

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	709
Foreign currency transactions	(7,283)

Net realized loss	(6,574)
Net change in unrealized appreciation on securities	2,034,795

NET REALIZED AND UNREALIZED GAIN	2,028,221

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,129,047

STATEMENT OF CHANGES IN NET ASSETS

August 31, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$100,826
Net realized loss on investments and foreign currency transactions	(6,574)
Net change in unrealized appreciation on investments	2,034,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,129,047

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(5,921)
Class IB	(107,281)

(113,202)

Distributions from net realized capital gains
Class IA	(39)
Class IB	(1,042)

(1,081)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(114,283)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 97,594 shares ].	1,052,791
Capital shares issued in reinvestment of dividends and distributions [ 550 shares ]	5,960
Capital shares repurchased [ (42) shares ]	(453)

Total Class IA transactions	1,058,298

Class IB
Capital shares sold [ 6,077,970 shares ]	63,805,116
Capital shares issued in reinvestment of dividends and distributions [ 9,995 shares ].	108,323
Capital shares repurchased [ (264,717) shares ]	(2,775,094)

Total Class IB transactions	61,138,345

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	62,196,643

TOTAL INCREASE IN NET ASSETS	64,211,407
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$67,211,407

__________
(a) Includes accumulated overdistributed net investment income of	$(7,297)

*	The Portfolio commenced operations on August 31, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $3,098,019,542) (Securities on loan at market value $134,658,373)	$3,891,070,202
Cash held as collateral at broker	280,000
Dividends, interest and other receivables	5,156,641
Receivable from Separate Accounts for Trust shares sold	2,851,318
Receivable for securities sold	588,155
Other assets	7,053

Total assets	3,899,953,369

LIABILITIES
Overdraft payable	144,069
Collateral held for loaned securities	137,703,976
Payable to Separate Accounts for Trust shares redeemed	2,069,962
Investment management fees payable	796,659
Distribution fees payable - Class IB	454,414
Administrative fees payable	360,807
Trustees’ fees payable	95,448
Variation margin payable on futures contracts	10,800
Accrued expenses	63,870

Total liabilities	141,700,005

NET ASSETS	$3,758,253,364

Net assets were comprised of:
Paid in capital	$2,985,392,623
Accumulated overdistributed net investment income	(90,016)
Accumulated overdistributed net realized gain	(20,094,303)
Unrealized appreciation on investments and futures	793,045,060

Net assets	$3,758,253,364

Class IA
Net asset value, offering and redemption price per share, $1,615,476,881 / 62,331,155 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$25.92

Class IB
Net asset value, offering and redemption price per share, $2,142,776,483 / 83,076,354 shares outstanding (unlimited amount authorized: $ 0.01 par value)	$25.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$68,630,983
Interest	447,022
Securities lending (net)	265,628

Total income	69,343,633

EXPENSES
Investment management fees	8,986,169
Distribution fees - Class IB	5,091,878
Administrative fees	2,748,310
Printing and mailing expenses	488,425
Professional fees	127,355
Custodian fees	78,920
Trustees’ fees	57,355
Miscellaneous	63,926

Total expenses	17,642,338

NET INVESTMENT INCOME	51,701,295

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	103,129,234
Futures	236,185

Net realized gain	103,365,419

Change in unrealized appreciation on:
Securities	356,879,324
Futures	16,375

Net change in unrealized appreciation	356,895,699

NET REALIZED AND UNREALIZED GAIN	460,261,118

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$511,962,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$51,701,295	$50,637,425
Net realized gain on investments	103,365,419	93,685,895
Net change in unrealized appreciation on investments	356,895,699	12,195,693

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	511,962,413	156,519,013

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(24,589,697)	(24,459,320)
Class IB	(27,234,837)	(26,393,633)

	(51,824,534)	(50,852,953)

Distributions from net realized capital gains
Class IA	(47,913,231)	(27,979,555)
Class IB	(63,959,209)	(36,347,572)

	(111,872,440)	(64,327,127)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(163,696,974)	(115,180,080)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,189,957 and 3,750,377 shares, respectively ]	79,478,893	87,651,982
Capital shares issued in reinvestment of dividends and distributions [ 2,802,273 and 2,210,635 shares, respectively ]	72,502,928	52,438,875
Capital shares repurchased [ (10,031,156) and (9,872,012) shares, respectively ]	(248,436,405)	(230,557,030)

Total Class IA transactions	(96,454,584)	(90,466,173)

Class IB
Capital shares sold [ 9,283,652 and 13,059,809 shares, respectively ]	229,489,063	302,255,541
Capital shares issued in reinvestment of dividends and distributions [ 3,542,313 and 2,657,300 shares, respectively ]	91,194,046	62,741,205
Capital shares repurchased [ (15,976,639) and (13,849,651) shares, respectively ]	(393,317,000)	(321,519,627)

Total Class IB transactions	(72,633,891)	43,477,119

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(169,088,475)	(46,989,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,176,964	(5,650,121)
NET ASSETS:
Beginning of year	3,579,076,400	3,584,726,521

End of year (a)	$3,758,253,364	$3,579,076,400

__________
(a) Includes accumulated overdistributed net investment income of	$(90,016)	$(75,744)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $ 344,727,594)	$356,059,234
Cash	6,002,570
Foreign cash (Cost $2,974,921)	2,988,791
Dividends, interest and other receivables	5,281,074
Unrealized appreciation of forward foreign currency contracts	2,853,215
Receivable for Fund shares sold	745,647
Receivable for securities sold	23,831

Total assets	373,954,362

LIABILITIES
Unrealized depreciation of forward foreign currency contracts	4,675,882
Investment management fees payable	205,266
Payable to Separate Accounts for Trust shares redeemed	80,136
Recoupment fees payable	48,566
Administrative fees payable	34,038
Distribution fees payable	20,077
Trustees’ fees payable	404
Accrued expenses	77,434

Total liabilities	5,141,803

NET ASSETS	$368,812,559

Net assets were comprised of:
Paid in capital	$358,769,834
Accumulated undistributed net investment income	19,206
Accumulated net realized gain	383,688
Unrealized appreciation on investments and foreign currency translations	9,639,831

Net assets	$368,812,559

Class IA
Net asset value, offering and redemption price per share, $272,208,716 / 27,000,565 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.08

Class IB
Net asset value, offering and redemption price per share, $96,603,843 / 9,586,587 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.08

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest (net of $36,419 foreign withholding tax)	$8,842,799

EXPENSES
Investment management fees	1,364,085
Administrative fees	220,921
Distribution fees - Class IB	137,196
Recoupment fees	57,089
Professional fees	45,490
Custodian fees	31,300
Printing and mailing expenses	30,923
Trustees’ fees	2,924
Miscellaneous	1,357

Total expenses.	1,891,285

NET INVESTMENT INCOME	6,951,514

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	1,100,168
Foreign currency transactions	(5,986,579)

Net realized loss	(4,886,411)

Change in unrealized appreciation (depreciation) on:
Securities	11,378,494
Foreign currency translations	(1,717,410)

Net change in unrealized appreciation	9,661,084

NET REALIZED AND UNREALIZED GAIN	4,774,673

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,726,187

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	October 3, 2005* to December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,951,514	$31,760
Net realized loss on investments and foreign currency transactions	(4,886,411)	(117,611)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,661,084	(21,253)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,726,187	(107,104)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(844,079)	—
Class IB	(58,767)	—

	(902,846)	—

Distributions from net realized capital gains
Class IA	(515,530)	—
Class IB	(180,030)	—

	(695,560)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,598,406)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 27,552,368 and 0 shares, respectively ]	269,630,690	—
Capital shares issued in reinvestment of dividends and distributions [ 135,332 and 0 shares, respectively ]	1,359,609	—
Capital shares repurchased [ (697,135) and (0) shares, respectively ]	(6,921,186)	—

Total Class IA transactions	264,069,113	—

Class IB
Capital shares sold [ 9,931,260 and 845,784 shares, respectively ]	98,072,257	8,245,597
Capital shares issued in reinvestment of dividends and distributions [ 23,778 and 0 shares, respectively ]	238,797	—
Capital shares repurchased [ (1,591,040) and (113,195) shares, respectively ]	(15,734,755)	(1,099,127)

Total Class IB transactions	82,576,299	7,146,470

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	346,645,412	7,146,470

TOTAL INCREASE IN NET ASSETS	356,773,193	7,039,366
NET ASSETS:
Beginning of period	12,039,366	5,000,000

End of period (a)	$368,812,559	$12,039,366

__________
(a) Includes accumulated undistributed net investment income (loss) of	$19,206	$(58,037)

* The Portfolio commenced operations on October 3, 2005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $177,017,928)
(Securities on loan at market value $6,939,002)	$192,228,972
Dividends, interest and other receivables	97,901
Receivable from Separate Accounts for Trust shares sold	38,970
Other assets.	340

Total assets	192,366,183

LIABILITIES
Overdraft payable	717,816
Collateral held for loaned securities	7,175,125
Investment management fees payable	102,683
Distribution fees payable - Class IB	39,459
Recoupment fees payable	35,870
Payable to Separate Accounts for Trust shares redeemed	28,846
Administrative fees payable	19,098
Trustees’ fees payable	1,296
Accrued expenses	73,875

Total liabilities	8,194,068

NET ASSETS	$184,172,115

Net assets were comprised of:
Paid in capital	$168,012,286
Accumulated net investment loss	(1,236)
Accumulated undistributed net realized gain	950,021
Unrealized appreciation on investments	15,211,044

Net assets	$184,172,115

Class IA
Net asset value, offering and redemption price per share, $163,624 / 18,846 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.68

Class IB
Net asset value, offering and redemption price per share, $184,008,491 / 21,380,193 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.61

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$1,517,927
Interest	197,269
Securities lending (net)	15,988

Total income	1,731,184

EXPENSES
Investment management fees	1,208,832
Distribution fees - Class IB	464,503
Administrative fees	169,410
Recoupment fees	69,046
Professional fees	48,024
Printing and mailing expenses	21,021
Custodian fees	13,936
Trustees’ fees	2,805
Miscellaneous	11,557

Gross expenses	2,009,134
Less: Fees paid indirectly	(118,003)

Net expenses	1,891,131

NET INVESTMENT LOSS	(159,947)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	18,404,543
Net change in unrealized depreciation on securities	(7,633,920)

NET REALIZED AND UNREALIZED GAIN	10,770,623

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,610,676

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(159,947)	$(181,041)
Net realized gain on investments	18,404,543	6,546,810
Net change in unrealized appreciation (depreciation) on investments	(7,633,920)	997,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,610,676	7,363,159

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(110)
Class IB	—	(68,202)

	—	(68,312)

Distributions from net realized capital gains
Class IA	(16,561)	(6,415)
Class IB	(18,624,688)	(5,727,014)

	(18,641,249)	(5,733,429)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,641,249)	(5,801,741)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,751 and 25,895 shares, respectively ]	25,512	224,960
Capital shares issued in reinvestment of dividends and distributions [ 1,892 and 732 shares, respectively ]	16,561	6,525
Capital shares repurchased [ (6,260) and (16,125) shares, respectively ]	(56,560)	(143,555)

Total Class IA transactions	(14,487)	87,930

Class IB
Capital shares sold [ 3,471,599 and 4,114,357 shares, respectively ]	31,561,310	35,899,847
Capital shares issued in reinvestment of dividends and distributions [ 2,145,912 and 649,244 shares, respectively ]	18,624,688	5,795,216
Capital shares repurchased [ (5,762,392) and (4,812,582) shares, respectively ]	(52,495,708)	(42,067,115)

Total Class IB transactions	(2,309,710)	(372,052)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,324,197)	(284,122)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,354,770)	1,277,296
NET ASSETS:
Beginning of year	194,526,885	193,249,589

End of year (a)	$184,172,115	$194,526,885

__________
(a) Includes accumulated overdistributed net investment income (loss) of	$(1,236)	$(1,666)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $1,660,804,364) (Securities on loan at market value $235,119,477)	$1,805,365,023
Foreign cash (Cost $1,337,053)	1,348,699
Receivable for securities sold	13,356,027
Dividends, interest and other receivables	1,089,068
Receivable from Separate Accounts for Trust shares sold	464,310
Other assets	2,150

Total assets	1,821,625,277

LIABILITIES
Collateral held for loaned securities	241,812,102
Payable for securities purchased	9,769,211
Investment management fees payable	822,783
Payable to Separate Accounts for Trust shares redeemed	472,276
Distribution fees payable - Class IB	322,300
Administrative fees payable	142,789
Trustees’ fees payable	9,807
Accrued expenses	35,137

Total liabilities	253,386,405

NET ASSETS	$1,568,238,872

Net assets were comprised of:
Paid in capital	$1,378,683,304
Accumulated overdistributed net investment income	(20,977)
Accumulated undistributed net realized gain	45,004,909
Unrealized appreciation on investments and foreign currency translations	144,571,636

Net assets	$1,568,238,872

Class IA
Net asset value, offering and redemption price per share, $51,402,658 / 4,783,042 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.75

Class IB
Net asset value, offering and redemption price per share, $1,516,836,214 / 142,454,791 shares out-standing (unlimited amount authorized: $0.01 par value)	$10.65

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $71,581 foreign withholding tax)	$9,310,313
Interest	3,433,851
Securities lending (net)	1,114,730

Total income	13,858,894

EXPENSES
Investment management fees	9,894,720
Distribution fees - Class IB	3,559,164
Administrative fees	1,130,311
Printing and mailing expenses	170,013
Professional fees	76,148
Custodian fees	66,649
Trustees’ fees	21,309
Miscellaneous	28,316

Gross expenses	14,946,630
Less: Waiver from investment advisor	(549,623)
Fees paid indirectly	(579,987)

Net expenses	13,817,020

NET INVESTMENT INCOME	41,874

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	121,479,808
Foreign currency transactions	7,570

Net realized gain	121,487,378

Change in unrealized appreciation on:
Securities	37,544,166
Foreign currency translations	40,679

Net change in unrealized appreciation	37,584,845

NET REALIZED AND UNREALIZED GAIN	159,072,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$159,114,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$41,874	$(640,119)
Net realized gain on investments and foreign currency transactions	121,487,378	171,472,862
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	37,584,845	(88,275,333)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	159,114,097	82,557,410

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(132,576)	—
Class IB	(95,430)	—

	(228,006)	—

Distributions from net realized capital gains
Class IA	(2,687,098)	(1,659,135)
Class IB	(101,960,235)	(172,039,762)

	(104,647,333)	(173,698,897)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(104,875,339)	(173,698,897)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,355,154 and 468,953 shares, respectively ]	35,963,756	5,091,231
Capital shares issued in reinvestment of dividends and distributions [ 266,829 and 160,648 shares, respectively ]	2,819,674	1,659,135
Capital shares repurchased [ (148,760) and (32,035) shares, respectively ]	(1,599,607)	(352,851)

Total Class IA transactions	37,183,823	6,397,515

Class IB
Capital shares sold [ 21,125,807 and 23,212,808 shares, respectively ]	223,857,501	249,559,192
Capital shares issued in reinvestment of dividends and distributions [ 9,903,857 and 16,781,110 shares, respectively ]	102,055,665	172,039,762
Capital shares repurchased [ (19,264,128) and (14,155,422) shares, respectively ]	(203,162,753)	(152,405,375)

Total Class IB transactions	122,750,413	269,193,579

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	159,934,236	275,591,094

TOTAL INCREASE IN NET ASSETS	214,172,994	184,449,607
NET ASSETS:
Beginning of year	1,354,065,878	1,169,616,271

End of year (a)	$1,568,238,872	$1,354,065,878

__________

(a) Includes accumulated overdistributed net investment income (loss) of	$(20,977)	$(18,958)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $2,019,665,387) (Securities on loan at market value $342,343,305)	$2,274,009,220
Cash	64,456
Foreign Cash (Foreign cash $74,565)	76,196
Receivable for securities sold	5,874,974
Dividends, interest and other receivables	2,044,264
Receivable from Separate Accounts for
Trust shares sold	589,654
Other assets	614

Total assets	2,282,659,378

LIABILITIES
Collateral held for loaned securities	352,638,852
Payable for securities purchased	5,185,581
Payable to Separate Accounts for Trust shares redeemed	1,184,169
Investment management fees payable	1,184,158
Distribution fees payable - Class IB	402,672
Administrative fees payable	175,236
Trustees’ fees payable	25,369
Accrued expenses	48,290

Total liabilities	360,844,327

NET ASSETS	$1,921,815,051

Net assets were comprised of:
Paid in capital	$1,640,815,094
Accumulated overdistributed net investment income	(726,121)
Accumulated undistributed net realized gain	27,381,274
Unrealized appreciation on investments and foreign currency translations	254,344,804

Net assets	$1,921,815,051

Class IA
Net asset value, offering and redemption price per share, $24,186,433 / 1,683,392 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.37

Class IB
Net asset value, offering and redemption price per share, $1,897,628,618 / 132,686,868 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $247,654 foreign withholding tax)	$20,375,389
Interest	3,829,005
Securities lending (net)	599,657

Total income	24,804,051

EXPENSES
Investment management fees	13,341,080
Distribution fees - Class IB	4,534,748
Administrative fees	1,421,293
Printing and mailing expenses	212,620
Custodian fees	119,271
Professional fees	84,435
Trustees’ fees	27,607
Miscellaneous	29,564

Gross expenses	19,770,618
Less: Fees paid indirectly	(317,296)

Net expenses	19,453,322

NET INVESTMENT INCOME	5,350,729

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	167,463,440
Foreign currency transactions	(129,250)

Net realized gain	167,334,190

Change in unrealized appreciation on:
Securities.	43,013,479
Foreign currency translations	293

Net change in unrealized appreciation	43,013,772

NET REALIZED AND UNREALIZED GAIN	210,347,962

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$215,698,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,350,729	$5,773,184
Net realized gain on investments and foreign currency transactions	167,334,190	171,015,263
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	43,013,772	(3,799,628)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	215,698,691	172,988,819

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(120,628)	(107,216)
Class IB	(4,815,835)	(7,135,731)

	(4,936,463)	(7,242,947)

Distributions from net realized capital gains
Class IA	(1,996,925)	(1,547,000)
Class IB	(162,283,299)	(172,139,008)

	(164,280,224)	(173,686,008)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(169,216,687)	(180,928,955)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 456,092 and 518,190 shares, respectively ]	6,619,975	7,495,890
Capital shares issued in reinvestment of dividends and distributions [ 148,671 and 118,360 shares, respectively ]	2,117,553	1,654,216
Capital shares repurchased [ (101,790) and (38,106) shares, respectively ]	(1,482,795)	(559,938)

Total Class IA transactions	7,254,733	8,590,168

Class IB
Capital shares sold [ 14,184,524 and 21,143,934 shares, respectively ]	205,348,718	302,410,382
Capital shares issued in reinvestment of dividends and distributions [ 11,795,846 and 12,874,203 shares, respectively ]	167,099,134	179,274,739
Capital shares repurchased [ (17,327,814) and (12,764,910) shares, respectively ]	(250,945,170)	(182,609,714)

Total Class IB transactions	121,502,682	299,075,407

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	128,757,415	307,665,575

TOTAL INCREASE IN NET ASSETS	175,239,419	299,725,439
NET ASSETS:
Beginning of year	1,746,575,632	1,446,850,193

End of year (a)	$1,921,815,051	$1,746,575,632

__________

(a) Includes accumulated overdistributed net investment income of	$(726,121)	$(1,011,721)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $154,482,834)	$156,962,286
Cash	1,797,045
Receivable from Separate Accounts for Trust shares sold	1,905,218
Dividends, interest and other receivables	1,031,344
Receivable for securities sold	37,196

Total assets	161,733,089

LIABILITIES
Payable for securities purchased	6,126,392
Investment management fees payable	88,924
Distribution fees payable	27,807
Administrative fees payable	14,379
Payable to Separate Accounts for Trust shares redeemed	11,359
Trustees’ fees payable	86
Accrued expenses	49,099

Total liabilities	6,318,046

NET ASSETS	$155,415,043

Net assets were comprised of:
Paid in capital	$152,605,538
Accumulated accumulated undistributed net investment income	89,245
Accumulated undistributed net realized gain	240,808
Unrealized appreciation on investments	2,479,452

Net assets	$155,415,043

Class IA
Net asset value, offering and redemption price per share, $1,572,109 / 151,029 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.41

Class IB
Net asset value, offering and redemption price per share, $153,842,934 / 14,779,977 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.41

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006*

INVESTMENT INCOME
Interest (net of $299 foreign withholding tax)	$919,721
Dividends	231,874

Total income	1,151,595

EXPENSES
Investment management fees	194,505
Distribution fees - Class IB	52,905
Professional fees	40,489
Administrative fees	31,079
Custodian fees	6,000
Printing and mailing expenses	154
Trustees’ fees	48
Miscellaneous	5,000

Gross expenses	330,180
Less: Waiver from investment advisor	(50,253)

Net expenses	279,927

NET INVESTMENT INCOME	871,668

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	240,808
Net change in unrealized appreciation on securities	2,479,452

NET REALIZED AND UNREALIZED GAIN	2,720,260

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,591,928

STATEMENT OF CHANGES IN NET ASSETS

September 15 , 2006* to December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$871,668
Net realized gain on investments	240,808
Net change in unrealized appreciation on investments	2,479,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,591,928

DIVIDENDS:
Dividends from net investment income
Class IA	(10,710)
Class IB	(807,228)

(817,938)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends [ 1,029 shares ]	10,710

Class IB
Capital shares sold [ 14,669,939 shares ]	150,025,966
Capital shares issued in reinvestment of dividends [ 77,590 shares ]	807,228
Capital shares repurchased [ (117,552) shares ]	(1,202,851)

Total Class IB transactions	149,630,343

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	149,641,053

TOTAL INCREASE IN NET ASSETS	152,415,043
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$155,415,043

__________

(a) Includes accumulated undistributed net investment income of	$89,245

* The Portfolio commenced operations on September 15, 2006

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $22,324,890)	$22,938,757
Receivable from Separate Accounts for Trust shares sold	229,175
Dividends, interest and other receivables	16,007

Total assets	23,183,939

LIABILITIES
Payable for securities purchased	1,567,106
Payable to Separate Accounts for Trust shares redeemed	36,979
Distribution fees payable - Class IB	3,485
Administrative fees payable	1,169
Trustees’ fees payable	10
Accrued expenses	49,821

Total liabilities	1,658,570

NET ASSETS	$21,525,369

Net assets were comprised of:
Paid in capital	$20,901,478
Accumulated undistributed net investment income	54
Accumulated undistributed net realized gain	9,970
Unrealized appreciation on investments	613,867

Net assets	$21,525,369

Class IA
Net asset value, offering and redemption price per share, $2,286,929 / 210,843 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.85

Class IB
Net asset value, offering and redemption price per share, $19,238,440 / 1,773,235 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.85

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006*

INVESTMENT INCOME
Dividends	$41,083
Interest	22,170

Total income	63,253

EXPENSES
Professional fees	40,073
Investment management fees	28,671
Administrative fees	12,505
Distribution fees - Class IB	6,770
Custodian fees	6,000
Printing and mailing expenses	148
Trustees’ fees	3
Miscellaneous	5,000

Gross expenses	99,170
Less: Waiver from investment advisor	(40,676)
Reimbursement from investment manager	(18,253)

Net expenses	40,241

NET INVESTMENT INCOME	23,012

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	9,970
Net change on unrealized appreciation on securities	613,867

NET REALIZED AND UNREALIZED GAIN	623,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$646,849

STATEMENT OF CHANGES IN NET ASSETS

September 15, 2006* to December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$23,012
Net realized gain on investments	9,970
Net change in unrealized appreciation on investments	613,867

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	646,849

DIVIDENDS:
Dividends from net investment income
Class IA	(3,695)
Class IB	(23,865)

TOTAL DIVIDENDS	(27,560)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 60,502 shares]	656,622
Capital shares issued in reinvestment of dividends [ 341 shares ]	3,695

Total Class IA transactions	660,317

Class IB
Capital shares sold [ 1,752,653 shares ]	18,627,946
Capital shares issued in reinvestment of dividends [ 2,201 shares ]	23,865
Capital shares repurchased [ (131,619) shares ]	(1,406,048)

Total Class IB transactions	17,245,763

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	17,906,080

TOTAL INCREASE IN NET ASSETS	18,525,369
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$21,525,369

__________

(a) Includes accumulated undistributed net investment income of	$54

* The Portfolio commenced operations on September 15, 2006

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $108,941,906)	$113,164,433
Cash	32,773
Foreign cash (Cost $714)	708
Receivable for securities sold	2,959,021
Receivable from Separate Accounts for Trust shares sold	303,137
Dividends, interest and other receivables	120,479

Total assets	116,580,551

LIABILITIES
Payable for securities purchased	1,229,312
Investment management fees payable	85,905
Payable to Separate Accounts for Trust shares redeemed	47,511
Distribution fees payable - Class IB	23,862
Recoupment fees payable	13,952
Administrative fees payable	12,755
Trustees’ fees payable	498
Accrued expenses	75,514

Total liabilities	1,489,309

NET ASSETS	$115,091,242

Net assets were comprised of:
Paid in capital	$110,705,537
Accumulated overdistributed net investment income	(410,662)
Accumulated undistributed net realized gain	573,769
Unrealized appreciation on investments and foreign currency translations	4,222,598

Net assets	$115,091,242

Class IB
Net asset value, offering and redemption price per share, $115,091,242 / 9,243,399 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.45

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $80,070 foreign withholding tax)	$1,727,295
Interest	903,598

Total income	2,630,893

EXPENSES
Investment management fees	692,996
Distribution fees - Class IB	192,499
Administrative fees	95,854
Recoupment fees	43,964
Professional fees	42,821
Custodian fees	25,558
Printing and mailing expenses	10,003
Trustees’ fees	1,059
Miscellaneous	10,877

Gross expenses	1,115,631
Less: Fees paid indirectly	(61,057)

Net expenses	1,054,574

NET INVESTMENT INCOME	1,576,319

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	3,529,644
Foreign currency transactions	(23,156)

Net realized gain	3,506,488

Change in unrealized appreciation on:
Securities	3,896,405
Foreign currency translations	4,393

Net change in unrealized appreciation	3,900,798

NET REALIZED AND UNREALIZED GAIN	7,407,286

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,983,605

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,576,319	$185,752
Net realized gain on investments and foreign currency transactions	3,506,488	655,935
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,900,798	(20,528)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,983,605	821,159

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(1,977,201)	(242,845)
Distributions from net realized capital gains	(2,942,753)	(624,347)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,919,954)	(867,192)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 6,624,798 and 3,051,579 shares, respectively ]	81,466,130	35,648,591
Capital shares issued in reinvestment of dividends and distributions [ 396,894 and 74,609 shares, respectively ]	4,919,954	867,192
Capital shares repurchased [ (1,400,221) and (214,786) shares, respectively ]	(17,398,505)	(2,509,734)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	68,987,579	34,006,049

TOTAL INCREASE IN NET ASSETS	73,051,230	33,960,016
NET ASSETS:
Beginning of year	42,040,012	8,079,996

End of year (a)	$115,091,242	$42,040,012

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(410,662)	$12,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value:
Unaffiliated issuers (Cost $508,471,420)	$719,157,421
Affiliated issuers (Cost $4,433,342)	5,896,950
Cash	67,650
Receivable for securities sold	4,781,403
Receivable from Separate Accounts for Trustshares sold	767,791
Dividends, interest and other receivables	581,352
Other assets	948

Total assets	731,253,515

LIABILITIES
Payable for securities purchased	2,827,984
Payable to Separate Accounts for Trustshares redeemed	515,871
Investment management fees payable	473,595
Distribution fees payable - Class IB	152,203
Administrative fees payable	65,838
Trustees’ fees payable	1,090
Accrued expenses	97,570

Total liabilities	4,134,151

NET ASSETS	$727,119,364

Net assets were comprised of:
Paid in capital	$518,619,821
Accumulated overdistributed net investment income	(3,601,764)
Accumulated undistributed net realized loss	(48,302)
Unrealized appreciation on investments	212,149,609

Net assets.	$727,119,364

Class IB
Net asset value, offering and redemption price per share, $727,119,364 / 24,131,884 shares outstanding (unlimited amount authorized: $0.01 par value)	$30.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (including $125,055 of dividend income received from affiliates and net of $3,390 foreign withholding tax)	$6,363,315
Interest	2,952,414

Total income	9,315,729

EXPENSES
Investment management fees	4,979,455
Distribution fees - Class IB	1,593,150
Administrative fees	521,083
Printing and mailing expenses	75,294
Professional fees	56,649
Custodian fees	29,999
Trustees’ fees	9,279
Miscellaneous	14,659

Gross expenses	7,279,568
Less: Fees paid indirectly	(88,265)

Net expenses	7,191,303

NET INVESTMENT INCOME	2,124,426

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (including $63,823 of realized gain from affiliates)	34,890,180
Foreign currency transactions	(545)

Net realized gain	34,889,635
Net change in unrealized appreciation on securities	74,268,623

NET REALIZED AND UNREALIZED GAIN	109,158,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,282,684

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,124,426	$2,498,953
Net realized gain on investments and foreign currency transactions	34,889,635	39,115,164
Net change in unrealized appreciation (depreciation) on investments	74,268,623	(17,625,412)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	111,282,684	23,988,705

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(5,751,211)	(2,485,974)
Distributions from net realized capital gains	(34,842,452)	(38,732,832)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,593,663)	(41,218,806)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,591,517 and 6,796,204 shares, respectively ]	163,061,065	189,504,442
Capital shares issued in reinvestment of dividends and distributions [ 1,375,501 and 1,532,732 shares, respectively ]	40,593,663	41,218,806
Capital shares repurchased [ (4,648,122) and (3,482,096) shares, respectively ]	(134,178,811)	(97,407,865)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	69,475,917	133,315,383

TOTAL INCREASE IN NET ASSETS	140,164,938	116,085,282
NET ASSETS:
Beginning of year	586,954,426	470,869,144

End of year (a)	$727,119,364	$586,954,426

(a) Includes accumulated overdistributed net investment income of	$(3,601,764)	$(1,792)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $92,120,584) (Securities on loan at market value $20,254,729)	$91,545,357
Repurchase Agreement (Amortized cost $18,695,726)	18,695,726
Dividends, interest and other receivables	774,322
Receivable for securities sold	68,155
Other assets	2,115

Total assets	111,085,675

LIABILITIES
Overdraft Payable	689
Collateral held for loaned securities	18,695,726
Payable for securities purchased	4,899,042
Investment management fees payable	37,369
Payable to Separate Accounts for Trust shares redeemed	36,519
Administrative fees payable	11,588
Recoupment fees payable	6,240
Trustees’ fees payable	962
Accrued expenses	122,331

Total liabilities	23,810,466

NET ASSETS	$87,275,209

Net assets were comprised of:
Paid in capital	$89,530,168
Accumulated overdistributed net investment income	(305)
Accumulated net realized loss	(1,679,427)
Unrealized depreciation on investments	(575,227)

Net assets	$87,275,209

Class IA
Net asset value, offering and redemption price per share, $87,275,209 / 8,103,914 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.77

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$4,415,377
Securities lending (net)	403

Total income	4,415,780

EXPENSES
Investment management fees	477,946
Administrative fees	101,911
Professional fees	44,702
Printing and mailing expenses	10,633
Custodian fees	10,001
Trustees’ fees	1,464
Miscellaneous	17,583

Total expenses	664,240

NET INVESTMENT INCOME	3,751,540

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(1,236,727)
Net change in unrealized appreciation on securities	733,109

NET REALIZED AND UNREALIZED LOSS	(503,618)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,247,922

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
Net investment income	$3,751,540	$3,872,479
Net realized loss on investments	(1,236,727)	(330,320)
Net change in unrealized appreciation (depreciation) on investments	733,109	(2,166,557)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,247,922	1,375,602

DIVIDENDS AND DISTRIBUTIONS:
Class IA
Dividends from net investment income	(3,942,731)	(3,801,959)
Distributions from net realized capital gains	—	(163,400)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,942,731)	(3,965,359)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 64,344 and 232,971 shares, respectively ]	706,504	2,606,820
Capital shares issued in reinvestment of dividends and distributions [ 365,456 and 364,526 shares, respectively ]	3,942,731	3,965,359
Capital shares repurchased [ (2,190,569) and (1,862,621) shares, respectively ]	(23,992,293)	(20,875,232)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(19,343,058)	(14,303,053)

TOTAL DECREASE IN NET ASSETS	(20,037,867)	(16,892,810)
NET ASSETS:
Beginning of year	107,313,076	124,205,886

End of year (a)	$87,275,209	$107,313,076

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(305)	$138,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $145,679,599) (Securities on loan at market value $3,160,979)	$168,128,237
Cash	893,894
Dividends, interest and other receivables	189,928
Receivable from Separate Accounts for Trustshares sold	170,314

Total assets	169,382,373

LIABILITIES
Overdraft payable of foreign cash	45,986
Collateral held for loaned securities	3,219,743
Payable for securities purchased	853,584
Payable to Separate Accounts for Trust shares redeemed	174,823
Investment management fees payable	114,693
Distribution fees payable - Class IB	33,733
Administrative fees payable	16,441
Trustees’ fees payable	35
Accrued expenses	24,757

Total liabilities	4,483,795

NET ASSETS	$164,898,578

Net assets were comprised of:
Paid in capital	$150,452,914
Accumulated overdistributed net investment income	(10,326)
Accumulated net realized loss	(7,995,018)
Unrealized appreciation on investments and foreign currency translations	22,451,008

Net assets	$164,898,578

Class IB
Net asset value, offering and redemption price per share, $164,898,578 / 25,374,658 shares outstanding (unlimited amount authorized: $0.01 par value).	$6.50

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $288,513 foreign withholding tax)	$2,551,539
Interest	222,396

Total income	2,773,935

EXPENSES
Investment management fees	970,294
Distribution fees - Class IB	285,380
Custodian fees	176,392
Administrative fees	123,675
Professional fees	43,656
Printing and mailing expenses	14,301
Trustees’ fees	1,595
Miscellaneous	10,360

Total expenses	1,625,653

NET INVESTMENT INCOME	1,148,282

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities.	9,042,534
Foreign currency transactions	(80,637)

Net realized gain	8,961,897

Change in unrealized appreciation (depreciation) on:
Securities	15,968,913
Foreign currency translations	(797)

Net change in unrealized appreciation	15,968,116

NET REALIZED AND UNREALIZED GAIN	24,930,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,078,295

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,148,282	$442,326
Net realized gain on investments and foreign currency transactions	8,961,897	7,318,858
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	15,968,116	(244,007)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	26,078,295	7,517,177

DIVIDENDS:
Class IB
Dividends from net investment income	(1,125,445)	(885,405)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [19,063,242 and 5,499,495 shares, respectively]	111,939,023	26,921,679
Capital shares issued in reinvestment of dividends [175,299 and 180,973 shares, respectively]	1,125,445	885,405
Capital shares repurchased [ (7,892,327) and (3,072,509) shares, respectively ]	(46,198,885)	(14,784,575)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	66,865,583	13,022,509

TOTAL INCREASE IN NET ASSETS	91,818,433	19,654,281
NET ASSETS:
Beginning of year	73,080,145	53,425,864

End of year (a)	$164,898,578	$73,080,145

(a) Includes accumulated overdistributed net investment income of	$(10,326)	$(17,037)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $326,827,879) (Securities on loan at market value $22,996,230)	$364,389,901
Cash	5,896,740
Dividends, interest and other receivables	258,003
Receivable from Separate Accounts for Trust Shares sold	161,242

Total assets	370,705,886

LIABILITIES
Collateral held for loaned securities	23,280,858
Payable for securities purchased	3,873,138
Payable to Separate Accounts for Trust Shares redeemed	277,803
Investment management fees payable	222,501
Distribution fees payable - Class IB	73,440
Administrative fees payable	33,342
Trustees’ fees payable	3,847
Accrued expenses	54,461

Total liabilities	27,819,390

NET ASSETS	$342,886,496

Net assets were comprised of:
Paid in capital	$321,208,724
Accumulated net investment loss	(3,528)
Accumulated net realized loss	(15,880,722)
Unrealized appreciation on investments	37,562,022

Net assets	$342,886,496

Class IA
Net asset value, offering and redemption price per share, $962,450 / 138,001 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.97

Class IB
Net asset value, offering and redemption price per share, $341,924,046 / 49,483,340 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$3,174,096
Interest	287,745
Securities lending (net)	38,342

Total income	3,500,183

EXPENSES
Investment management fees	3,138,321
Distribution fees - Class IB	869,640
Administrative fees	289,752
Professional fees	51,602
Printing and mailing expenses	39,703
Custodian fees	8,096
Trustees’ fees	5,298
Miscellaneous	9,208

Gross expenses	4,411,620
Less: Waiver from investment advisor	(403,530)
Fees paid indirectly	(47,802)

Net expenses	3,960,288

NET INVESTMENT LOSS	(460,105)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	21,379,696
Net change in unrealized depreciation on securities	(17,309,034)

NET REALIZED AND UNREALIZED GAIN	4,070,662

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,610,557

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(460,105)	$(275,032)
Net realized gain on investments	21,379,696	21,587,246
Net change in unrealized appreciation (depreciation) on investments	(17,309,034)	3,072,714

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,610,557	24,384,928

DIVIDENDS:
Dividends from net investment income
Class IA	—	(9)
Class IB	—	(5,645)

TOTAL DIVIDENDS	—	(5,654)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 76,645 and 68,330 shares, respectively ]	526,193	432,381
Capital shares issued in reinvestment of dividends [ 0 and 1 shares, respectively ]	—	9
Capital shares repurchased [ (26,775) and (12,380) shares, respectively ]	(183,831)	(80,062)

Total Class IA transactions	342,362	352,328

Class IB
Capital shares sold [ 7,677,698 and 11,065,118 shares, respectively ]	51,718,990	71,046,112
Capital shares issued in reinvestment of dividends [ 0 and 881 shares, respectively ]	—	5,645
Capital shares repurchased [ (10,616,138) and (7,694,515) shares, respectively ]	(71,388,312)	(49,623,449)

Total Class IB transactions	(19,669,322)	21,428,308

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(19,326,960)	21,780,636

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,716,403)	46,159,910
NET ASSETS:
Beginning of year	358,602,899	312,442,989

End of year (a)	$342,886,496	$358,602,899

(a) Includes accumulated net investment loss of	$(3,528)	$(4,192)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $2,287,441,441) (Securities on loan at market value $174,637,242)	$2,284,666,347
Cash	758,416
Foreign Cash Held as Collateral at Broker	91,632
Receivable for forward commitments	449,900,347
Dividends, interest and other receivables	10,503,048
Receivable for securities sold	1,288,274
Receivable from Separate Accounts for Trust shares sold	896,991
Variation margin receivable on futures contracts	104,743
Other assets	1,549

Total assets	2,748,211,347

LIABILITIES
Payable for forward commitments	1,008,315,693
Collateral held for loaned securities	139,892,064
Payable for securities purchased	1,231,311
Payable to Separate Accounts for Trust shares redeemed	906,088
Investment management fees payable	591,315
Distribution fees payable - Class IB	317,085
Administrative fees payable	151,229
Options written, at value (Premiums received $28,327)	27,627
Trustees’ fees payable	17,862
Unrealized depreciation of forward foreign currency contracts	9,616
Accrued expenses	40,434

Total liabilities	1,151,500,324

NET ASSETS	$1,596,711,023

Net assets were comprised of:
Paid in capital	$1,616,308,118
Accumulated overdistributed net investment income	(215,271)
Accumulated net realized loss	(16,394,872)
Unrealized depreciation on investments, options written, futures and foreign currency translations	(2,986,952)

Net assets	$1,596,711,023

Class IA
Net asset value, offering and redemption price per share, $105,248,078 / 9,602,623 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.96

Class IB
Net asset value, offering and redemption price per share, $1,491,462,945 / 135,920,198 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest (net of $10,712 foreign withholding tax)	$76,970,952
Securities lending (net)	287,315

Total income	77,258,267

EXPENSES
Investment management fees	6,380,080
Distribution fees - Class IB	3,574,690
Administrative fees	1,147,566
Printing and mailing expenses	171,275
Custodian fees	122,358
Professional fees	77,186
Trustees’ fees	21,760
Miscellaneous	27,460

Total expenses	11,522,375

NET INVESTMENT INCOME	65,735,892

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(7,972,766)
Options written	480,625
Futures	3,784,627
Foreign currency transactions	(398,946)

Net realized loss	(4,106,460)

Change in unrealized appreciation (depreciation) on:
Securities	(2,460,444)
Options written	(25,843)
Futures	206,821
Foreign currency translations	56,826

Net change in unrealized depreciation	(2,222,640)

NET REALIZED AND UNREALIZED LOSS	(6,329,100)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,406,792

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$65,735,892	$46,213,966
Net realized loss on investments and foreign currency transactions	(4,106,460)	(5,863,270)
Net change in unrealized depreciation on investments and foreign currency translations	(2,222,640)	(11,507,023)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	59,406,792	28,843,673

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,713,271)	(391,914)
Class IB	(62,767,964)	(45,381,232)

	(67,481,235)	(45,773,146)

Distributions from net realized capital gains
Class IA	—	(11,311)
Class IB	—	(1,859,744)

	—	(1,871,055)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(67,481,235)	(47,644,201)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 8,513,911 and 525,308 shares, respectively ]	96,569,844	5,922,638
Capital shares issued in reinvestment of dividends and distributions [ 428,988 and 36,747 shares, respectively ]	4,713,271	403,225
Capital shares repurchased [ (373,964) and (41,351) shares, respectively ]	(4,223,218)	(466,565)

Total Class IA transactions	97,059,897	5,859,298

Class IB
Capital shares sold [ 21,556,609 and 28,323,320 shares, respectively ]	239,300,786	318,776,450
Capital shares issued in reinvestment of dividends and distributions [ 5,706,058 and 4,299,121 shares, respectively ]	62,767,964	47,240,976
Capital shares repurchased [ (17,850,226) and (14,473,615) shares, respectively ]	(198,163,173)	(163,047,119)

Total Class IB transactions	103,905,577	202,970,307

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	200,965,474	208,829,605

TOTAL INCREASE IN NET ASSETS	192,891,031	190,029,077
NET ASSETS:
Beginning of year	1,403,819,992	1,213,790,915

End of year (a)	$1,596,711,023	$1,403,819,992

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(215,271)	$362,806

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $592,650,557) (Securities on Loan at market value $29,555,429)	$676,972,761
Receivable from Separate Accounts for Trustshares sold	1,214,984
Dividends, interest and other receivables	844,909

Total assets	679,032,654

LIABILITIES
Overdraft payable	69,905
Collateral held for loaned securities	30,152,172
Payable to Separate Accounts for Trustshares redeemed	451,945
Investment management fees payable	303,557
Distribution fees payable - Class IB	135,878
Administrative fees payable	78,325
Trustees’ fees payable	27,007
Accrued expenses	118,448

Total liabilities	31,337,237

NET ASSETS	$647,695,417

Net assets were comprised of:
Paid in capital	$549,651,904
Accumulated overdistributed net investment income	(20,408)
Accumulated undistributed net realized gain	13,741,717
Unrealized appreciation on investments	84,322,204

Net assets	$647,695,417

Class IA
Net asset value, offering and redemption price per share, $1,790,690 / 126,457 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.16

Class IB
Net asset value, offering and redemption price per share, $645,904,727 / 45,517,228 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.19

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $6,527 foreign withholding tax)	$14,363,381
Interest	501,071
Securities lending (net)	29,927

Total income	14,894,379

EXPENSES
Investment management fees	3,605,344
Distribution fees - Class IB	1,500,260
Administrative fees	493,675
Printing and mailing expenses	69,391
Professional fees	57,051
Custodian fees	24,999
Trustees’ fees	9,475
Miscellaneous	49,210

Gross expenses	5,809,405
Less: Waiver from investment advisor	(98,825)
Fees paid indirectly	(1)

Net expenses	5,710,579

NET INVESTMENT INCOME	9,183,800

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	51,776,406
Net change in unrealized appreciation on securities	51,722,560

NET REALIZED AND UNREALIZED GAIN	103,498,966

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$112,682,766

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,183,800	$8,181,668
Net realized gain on investments	51,776,406	33,311,025
Net change in unrealized appreciation (depreciation) on investments	51,722,560	(18,320,574)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	112,682,766	23,172,119

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(29,737)	(7,119)
Class IB	(9,148,581)	(9,283,144)

	(9,178,318)	(9,290,263)

Distributions from net realized capital gains
Class IA	(91,160)	—
Class IB	(33,007,978)	—

	(33,099,138)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(42,277,456)	(9,290,263)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 134,071 and 22,518 shares, respectively ]	1,911,386	276,369
Capital shares issued in reinvestment of dividends and distributions [ 8,539 and 564 shares, respectively ]	120,897	7,119
Capital shares repurchased [ (47,831) and (1,864) shares, respectively ]	(688,312)	(23,480)

Total Class IA transactions	1,343,971	260,008

Class IB
Capital shares sold [ 5,167,947 and 3,886,674 shares, respectively ]	71,476,485	47,708,160
Capital shares issued in reinvestment of dividends and distributions [ 2,970,878 and 734,933 shares, respectively ]	42,156,559	9,283,144
Capital shares repurchased [ (10,371,411) and (9,046,260) shares, respectively ]	(140,322,803)	(111,618,518)

Total Class IB transactions	(26,689,759)	(54,627,214)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(25,345,788)	(54,367,206)

TOTAL INCREASE (DECREASE) IN NET ASSETS	45,059,522	(40,485,350)
NET ASSETS:
Beginning of year	602,635,895	643,121,245

End of year (a)	$647,695,417	$602,635,895

(a) Includes accumulated overdistributed net investment income of	$(20,408)	$(25,891)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $207,163,030) (Securities at market value $17,965,311)	$222,612,549
Foreign cash (Cost $28,285)	28,255
Receivable for securities sold	112,391
Receivable from Separate Accounts for Trustshares sold	315,705
Dividends, interest and other receivables	89,438
Other assets	33

Total assets	223,158,371

LIABILITIES
Overdraft payable	28,282
Collateral held for loaned securities	18,243,456
Payable for securities purchased	519,175
Payable to Separate Accounts for Trust shares redeemed	509,735
Investment management fees payable	93,549
Distribution fees payable-Class IB	42,629
Administrative fees payable	19,866
Trustees’ fees payable	463
Accrued expenses	74,707

Total liabilities	19,531,862

NET ASSETS	$203,626,509

Net assets were comprised of:
Paid in capital	$187,825,462
Accumulated overdistributed net investment income	(370)
Accumulated undistributed net realized gain	351,899
Unrealized appreciation on investments and foreign currency translations	15,449,518

Net assets	$203,626,509

Class IA
Net asset value, offering and redemption price per share, $112,245 / 10,032 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.19

Class IB
Net asset value, offering and redemption price per share, $203,514,264 / 18,200,644 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $1,576 foreign withholding tax)	$1,056,506
Interest	182,217

Total income	1,238,723

EXPENSES
Investment management fees	843,934
Distribution fees - Class IB	324,331
Administrative fees	142,448
Professional fees	44,774
Custodian fees	39,000
Printing and mailing expenses	17,636
Trustees’ fees	1,704
Miscellaneous	1,924

Gross expenses	1,415,751
Less: Waiver from investment advisor	(117,218)
Fees paid indirectly	(45,529)

Net expenses	1,253,004

NET INVESTMENT LOSS	(14,281)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	429,759
Foreign currency transactions	(2,701)

Net realized gain	427,058

Change in unrealized appreciation (depreciation) on:
Securities	15,280,465
Foreign currency translations	(729)

Net change in unrealized appreciation	15,279,736

NET REALIZED AND UNREALIZED GAIN	15,706,794

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,692,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	October 3, 2005* to December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(14,281)	$3,653
Net realized gain (loss) on investments and foreign currency transactions	427,058	(1,658)
Net change in unrealized appreciation on investments and foreign currency translations	15,279,736	169,782

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,692,513	171,777

DIVIDENDS:
Dividends from net investment income
Class IA	(2)	(304)
Class IB	(2,651)	(8,043)

	(2,653)	(8,347)

Distributions from net realized capital gains
Class IA	(33)	—
Class IB	(59,556)	—

	(59,589)	—

TOTAL DIVIDENDS	(62,242)	(8,347)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 3 and 29 shares, respectively ]	35	304

Class IB
Capital shares sold [ 17,264,882 and 2,813,775 shares, respectively ]	177,989,721	29,435,778
Capital shares issued in reinvestment of dividends and distributions [ 5,598 and 759 shares, respectively ]	62,207	8,043
Capital shares repurchased [ (2,134,682) and (39,688) shares, respectively ]	(22,248,019)	(415,261)

Total Class IB transactions	155,803,909	29,028,560

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	155,803,944	29,028,864

TOTAL INCREASE IN NET ASSETS	171,434,215	29,192,294
NET ASSETS:
Beginning of period	32,192,294	3,000,000

End of period (a)	$203,626,509	$32,192,294

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(370)	$1,909

*	The Portfolio commenced operations on October 3, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $841,922,397) (Securities on loan at market Value $248,546,171)	$843,406,785
Repurchase Agreement (Amortized cost $229,832,523)	229,832,523
Dividends, interest and other receivables	10,532,983
Receivable from Separate Accounts for Trust shares sold	1,833,653
Other assets	2,071

Total assets	1,085,608,015

LIABILITIES
Collateral held for loaned securities	233,515,509
Payable for securities purchased	50,209,584
Investment management fees payable	287,008
Payable to Separate Accounts for Trust shares redeemed	227,349
Administrative fees payable	68,441
Distribution fees payable - Class IB	21,706
Recoupment fees payable	3,982
Trustees’ fees payable	906
Accrued expenses	87,040

Total liabilities	284,421,525

NET ASSETS	$801,186,490

Net assets were comprised of:
Paid in capital	$821,213,027
Accumulated undistributed net investment income	99,652
Accumulated net realized loss	(21,610,577)
Unrealized appreciation on investments	1,484,388

Net assets	$801,186,490

Class IA
Net asset value, offering and redemption price per share, $693,119,369 / 52,251,089 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.27

Class IB
Net asset value, offering and redemption price per share, $108,067,121 / 8,142,659 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest (net of $15,587 foreign withholding tax)	$36,159,568
Securities lending (net)	7,903

Total income	36,167,471

EXPENSES
Investment management fees	2,990,921
Administrative fees	564,829
Distribution fees - Class IB	203,754
Printing and mailing expenses	80,378
Professional fees	57,625
Custodian fees	13,730
Trustees’ fees	9,879
Miscellaneous	20,315

Total expenses	3,941,431

NET INVESTMENT INCOME	32,226,040

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(18,671,419)
Net change in unrealized appreciation on securities	3,832,471

NET REALIZED AND UNREALIZED LOSS	(14,838,948)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,387,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$32,226,040	$11,773,427
Net realized gain (loss) on investments	(18,671,419)	1,341,793
Net change in unrealized appreciation (depreciation) on investments	3,832,471	(10,187,312)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,387,092	2,927,908

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(28,062,355)	(10,763,350)
Class IB	(4,067,398)	(1,004,995)

	(32,129,753)	(11,768,345)

Distributions from net realized capital gains
Class IA	—	(4,029,377)
Class IB	—	(407,303)

	—	(4,436,680)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(32,129,753)	(16,205,025)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 17,403,164 and 33,550,243 shares, respectively ]	231,255,977	466,958,317
Capital shares issued in reinvestment of dividends and distributions [ 2,097,916 and 1,102,540 shares, respectively ]	28,062,355	14,792,727
Capital shares repurchased [ (6,928,504) and (2,402,888) shares, respectively ]	(90,590,697)	(32,997,944)

Total Class IA transactions	168,727,635	448,753,100

Class IB
Capital shares sold [ 5,783,736 and 4,962,901 shares, respectively ].	77,889,650	68,734,937
Capital shares issued in reinvestment of dividends and distributions [ 303,890 and 105,288 shares, respectively ]	4,067,398	1,412,298
Capital shares repurchased [ (2,275,447) and (737,709) shares, respectively ]	(30,767,559)	(10,171,898)

Total Class IB transactions	51,189,489	59,975,337

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	219,917,124	508,728,437

TOTAL INCREASE IN NET ASSETS	205,174,463	495,451,320
NET ASSETS:
Beginning of year	596,012,027	100,560,707

End of year (a)	$801,186,490	$596,012,027

__________

(a) Includes accumulated undistributed net investment income of	$99,652	$3,115

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $232,663,762) (Securities on loan at market value $12,782,821)	$247,963,205
Receivable for securities sold	732,522
Dividends, interest and other receivables	371,150
Receivable from Separate Accounts for Trustshares sold	77,428
Other assets	9

Total assets	249,144,314

LIABILITIES
Overdraft payable	32,257
Collateral held for loaned securities	13,044,282
Payable for securities purchased	5,022,216
Payable to Separate Accounts for Trustshares redeemed	140,696
Investment management fees payable	107,566
Distribution fees payable—Class IB	32,749
Administrative fees payable	22,401
Trustees’ fees payable	390
Accrued expenses	93,544

Total liabilities	18,496,101

NET ASSETS	$230,648,213

Net assets were comprised of:
Paid in capital	$214,174,414
Accumulated undistributed net investment income	25,920
Accumulated undistributed net realized gain	1,148,436
Unrealized appreciation on investments	15,299,443

Net assets	$230,648,213

Class IA
Net asset value, offering and redemption price pershare, $74,235,080 / 6,004,573 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.36

Class IB
Net asset value, offering and redemption price pershare, $156,413,133 / 12,639,591 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.37

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $2,627 foreign withholding tax)	$2,075,728
Interest	301,986

Total income	2,377,714

EXPENSES
Investment management fees	657,037
Distribution fees - Class IB	224,508
Administrative fees	119,795
Custodian fees	54,903
Professional fees	44,305
Printing and mailing expenses	15,651
Trustees’ fees	1,125
Miscellaneous	710

Gross expenses	1,118,034
Less: Waiver from investment advisor	(134,994)
Fees paid indirectly	(9,575)

Net expenses	973,465

NET INVESTMENT INCOME	1,404,249

REALIZED AND UNREALIZED GAIN
Net realized gain	2,585,416
Net change in unrealized appreciation	14,190,160

NET REALIZED AND UNREALIZED GAIN	16,775,576

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,179,825

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	April 29, 2005* to December 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,404,249	$145,199
Net realized gain on investments and foreign currency transactions	2,585,416	25,036
Net change in unrealized appreciation on investments and foreign currency translations	14,190,160	1,109,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,179,825	1,279,518

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(572,882)	(701)
Class IB	(809,039)	(144,670)

	(1,381,921)	(145,371)

Distributions from net realized capital gains
Class IA	(454,991)	(158)
Class IB	(953,585)	(53,282)

	(1,408,576)	(53,440)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,790,497)	(198,811)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 5,973,311 and 0 shares, respectively ]	72,041,766	—
Capital shares issued in reinvestment of dividends and distributions [ 83,173 and 80 shares, respectively ]	1,027,873	859
Capital shares repurchased [ (61,991) and (0) shares, respectively ]	(762,999)	—

Total Class IA transactions	72,306,640	859

Class IB
Capital shares sold [ 11,091,209 and 3,372,730 shares, respectively ]	128,740,411	35,126,506
Capital shares issued in reinvestment of dividends and distributions [ 142,571 and 18,425 shares,respectively ]	1,762,624	197,952
Capital shares repurchased [ (2,173,572) and (101,772) shares, respectively ]	(25,888,842)	(1,067,972)

Total Class IB transactions	104,614,193	34,256,486

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	176,920,833	34,257,345

TOTAL INCREASE IN NET ASSETS	192,310,161	35,338,052
NET ASSETS:
Beginning of period	38,338,052	3,000,000

End of period (a)	$230,648,213	$38,338,052

__________

(a) Includes accumulated undistributed net investment income of	$25,920	$3,592

* The Portfolio commenced operations on April 29, 2005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $57,538,697) (Securities on loan at market value $3,514,065)	$62,531,709
Dividends, interest and other receivables	82,941
Receivable from Separate Accounts for Trustshares sold	42,920
Other assets.	5

Total assets	62,657,575

LIABILITIES
Collateral held for loaned securities	3,599,717
Payable to Separate Accounts for Trust shares redeemed	94,393
Investment management fees payable	29,619
Distribution fees payable—Class IB	12,325
Administrative fees payable	8,095
Trustees’ fees payable	6
Accrued expenses	101,673

Total liabilities	3,845,828

NET ASSETS	$58,811,747

Net assets were comprised of:
Paid in capital	$53,486,179
Accumulated undistributed net investment income	1,285
Accumulated undistributed net realized gain	331,271
Unrealized appreciation on investments	4,993,012

Net assets	$58,811,747

Class IA
Net asset value, offering and redemption price per share, $121,432 / 10,221 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.88

Class IB
Net asset value, offering and redemption price per share, $58,690,315 / 4,935,732 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.89

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $661 foreign withholding tax)	$750,191
Interest	106,711

Total income	856,902

EXPENSES
Investment management fees	283,965
Distribution fees - Class IB	108,933
Administrative fees	65,801
Custodian fees	43,473
Professional fees	42,943
Printing and mailing expenses	5,429
Trustees’ fees	608
Miscellaneous	499

Gross expenses	551,651
Less: Waiver from investment advisor	(114,938)
Fees paid indirectly	(4,967)

Net expenses	431,746

NET INVESTMENT INCOME	425,156

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	549,987
Net change in unrealized appreciation on securities	4,366,529

NET REALIZED AND UNREALIZED GAIN	4,916,516

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,341,672

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	April 29, 2005* to December 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$425,156	$83,584
Net realized gain on investments	549,987	93,744
Net change in unrealized appreciation on investments	4,366,529	626,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,341,672	803,811

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,186)	(637)
Class IB	(422,665)	(87,806)

	(423,851)	(88,443)

Distributions from net realized capital gains
Class IA	(715)	—
Class IB	(310,473)	—

	(311,188)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(735,039)	(88,443)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 162 and 59 shares, respectively ]	1,901	637

Class IB
Capital shares sold [ 3,106,963 and 2,468,888 shares, respectively ]	34,953,547	25,856,079
Capital shares issued in reinvestment of dividends and distributions [ 62,482 and 8,161 shares, respectively ]	733,138	87,806
Capital shares repurchased [ (759,767) and (240,995) shares, respectively ]	(8,606,072)	(2,537,290)

Total Class IB transactions	27,080,613	23,406,595

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,082,514	23,407,232

TOTAL INCREASE IN NET ASSETS	31,689,147	24,122,600
NET ASSETS:
Beginning of period	27,122,600	3,000,000

End of period (a)	$58,811,747	$27,122,600

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$1,285	$(20)

* The Portfolio commenced operations on April 29, 2005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $298,144,151) (Securities on loan at market value $33,590,072)	$323,502,764
Repurchase Agreement (Amortized cost $32,409,444)	32,409,444
Cash	43,313
Dividends, interest and other receivables	405,595
Receivable from Separate Accounts for Trust shares sold	159,177
Other assets	33

Total assets	356,520,326

LIABILITIES
Collateral held for loaned securities	34,400,247
Investment management fees payable	175,633
Payable to Separate Accounts for Trust shares redeemed	163,525
Payable for securities purchased	102,430
Distribution fees payable - Class IB	51,800
Administrative fees payable	31,609
Trustees’ fees payable	474
Accrued expenses	84,352

Total liabilities	35,010,070

NET ASSETS	$321,510,256

Net assets were comprised of:
Paid in capital	$293,888,419
Accumulated undistributed net investment income	3,348
Accumulated undistributed net realized gain	2,259,876
Unrealized appreciation on investments	25,358,613

Net assets	$321,510,256

Class IA
Net asset value, offering and redemption price per share, $76,209,601 / 6,109,254 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.47

Class IB
Net asset value, offering and redemption price per share, $245,300,655 / 19,648,107 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.48

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $948 foreign withholding tax)	$3,028,996
Interest	457,068

Total income	3,486,064

EXPENSES
Investment management fees	1,435,702
Distribution fees - Class IB	483,142
Administrative fees	200,719
Professional fees	46,625
Custodian fees	46,082
Printing and mailing expenses	27,851
Trustees’ fees	2,662
Miscellaneous	2,161

Gross expenses	2,244,944
Less: Waiver from investment advisor	(120,320)
Fees paid indirectly	(15,077)

Net expenses	2,109,547

NET INVESTMENT INCOME	1,376,517

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	4,313,979
Net change in unrealized appreciation on securities	22,965,932

NET REALIZED AND UNREALIZED GAIN	27,279,911

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$28,656,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	April 29, 2005* to December 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,376,517	$313,311
Net realized gain on investments	4,313,979	1,598,031
Net change in unrealized appreciation on investments	22,965,932	2,392,681

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	28,656,428	4,304,023

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(474,927)	(594)
Class IB	(900,835)	(313,713)

	(1,375,762)	(314,307)

Distributions from net realized capital gains
Class IA	(489,609)	(423)
Class IB	(2,733,598)	(435,083)

	(3,223,207)	(435,506)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,598,969)	(749,813)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,191,468 and 0 shares, respectively ]	74,735,461	—
Capital shares issued in reinvestment of dividends and distributions [ 77,436 and 90 shares, respectively ]	964,536	1,017
Capital shares repurchased [ (169,740) and 0 shares, respectively ]	(2,122,066)	—

Total Class IA transactions	73,577,931	1,017

Class IB
Capital shares sold [ 11,511,295 and 10,940,730 shares, respectively ]	133,428,545	120,252,768
Capital shares issued in reinvestment of dividends and distributions [ 303,944 and 66,336 shares, respectively ]	3,634,433	748,796
Capital shares repurchased [ (3,103,326) and (360,872) shares, respectively ]	(36,738,233)	(4,006,670)

Total Class IB transactions	100,324,745	116,994,894

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	173,902,676	116,995,911

TOTAL INCREASE IN NET ASSETS	197,960,135	120,550,121
NET ASSETS:
Beginning of period	123,550,121	3,000,000

End of period (a)	$321,510,256	$123,550,121

__________

(a) Includes accumulated undistributed net investment income of	$3,348	$9,172

* The Portfolio commenced on April 29, 2005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $3,148,729,823) (Securities on loan at market value$157,440,278)	$3,923,679,399
Foreign cash (Cost $1,507)	1,627
Receivable from Separate Accounts for Trust shares sold	4,467,591
Dividends, interest and other receivables	2,682,963
Other assets	6,184

Total assets	3,930,837,764

LIABILITIES
Collateral held for loaned securities	160,120,340
Payable for securities purchased	109,861,127
Investment management fees payable	2,338,403
Payable to Separate Accounts for Trust shares redeemed	1,296,974
Distribution fees payable - Class IB	472,026
Administrative fees payable	309,294
Trustees’ fees payable	12,298
Accrued expenses	2,410

Total liabilities	274,412,872

NET ASSETS	$3,656,424,892

Net assets were comprised of:
Paid in capital	$2,906,994,900
Accumulated undistributed net investment income	210,283
Accumulated net realized loss	(25,729,986)
Unrealized appreciation on investments and foreign currency translations	774,949,695

Net assets	$3,656,424,892

Class IA
Net asset value, offering and redemption price per share, $1,406,084,802 / 83,186,396 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.90

Class IB
Net asset value, offering and redemption price per share, $2,250,340,090 / 134,115,718 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.78

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $903,702 foreign withholding tax)	$30,428,605
Interest	10,491,927
Securities lending (net)	1,345,275

Total income	42,265,807

EXPENSES
Investment management fees	26,778,146
Distribution fees - Class IB	4,990,244
Administrative fees	2,440,749
Printing and mailing expenses	397,588
Professional fees	112,070
Trustees’ fees	45,405
Custodian fees	1,150
Miscellaneous	53,314

Gross expenses	34,818,666
Less: Waiver from investment advisor	(1,701,186)
Fees paid indirectly	(194,208)

Net expenses	32,923,272

NET INVESTMENT INCOME	9,342,535

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	41,758,295
Foreign currency transactions	5,777

Net realized gain	41,764,072

Change in unrealized appreciation on: Securities	250,421,837
Foreign currency translations	263

Net change in unrealized appreciation	250,422,100

NET REALIZED AND UNREALIZED GAIN	292,186,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$301,528,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,342,535	$933,763
Net realized gain on investments and foreign currency transactions	41,764,072	71,651,479
Net change in unrealized appreciation on investments and foreign currency translations	250,422,100	191,799,351

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	301,528,707	264,384,593

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(5,592,017)	(974,013)
Class IB	(3,526,238)	—

	(9,118,255)	(974,013)

Distributions from net realized capital gains
Class IA	(28,446,540)	(22,093,220)
Class IB	(49,325,021)	(39,896,323)

	(77,771,561)	(61,989,543)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(86,889,816)	(62,963,556)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 27,531,116 and 29,771,998 shares, respectively ]	442,778,986	438,435,345
Capital shares issued in reinvestment of dividends and distributions [ 2,091,860 and 1,508,105 shares, respectively ]	34,038,557	23,067,233
Capital shares repurchased [ (10,432,350) and (6,782,325) shares, respectively ]	(168,772,985)	(104,029,554)

Total Class IA transactions	308,044,558	357,473,024

Class IB
Capital shares sold [ 29,910,758 and 27,897,381 shares, respectively ]	480,244,837	410,375,469
Capital shares issued in connection with merger (Note 11) [ 0 and 3,503,828 shares, respectively ]	—	53,180,009
Capital shares issued in reinvestment of dividends and distributions [ 3,293,526 and 2,634,827 shares, respectively ]	52,851,259	39,896,323
Capital shares repurchased [ (11,423,499) and (7,917,801) shares, respectively ]	(182,973,902)	(115,791,493)

Total Class IB transactions	350,122,194	387,660,308

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	658,166,752	745,133,332

TOTAL INCREASE IN NET ASSETS	872,805,643	946,554,369
NET ASSETS:
Beginning of year	2,783,619,249	1,837,064,880

End of year (a)	$3,656,424,892	$2,783,619,249

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$210,283	$(16,596)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $3,123,921,052) (Securities on loan at market value $150,408,695)	$3,681,430,800
Receivable for securities sold	18,239,402
Dividends, interest and other receivables	5,264,365
Receivable from Separate Accounts for Trust shares sold	5,154,815
Other assets	6,665

Total assets	3,710,096,047

LIABILITIES
Collateral held for loaned securities	154,672,415
Investment management fees payable	1,643,799
Payable to Separate Accounts for Trust shares redeemed	518,691
Distribution fees payable - Class IB	344,698
Administrative fees payable	309,583
Trustees’ fees payable	18,573
Accrued expenses	56,483

Total liabilities	157,564,242

NET ASSETS	$3,552,531,805

Net assets were comprised of:
Paid in capital	$2,996,338,800
Accumulated undistributed net investment income	432,368
Accumulated overdistributed net realized gain	(1,749,111)
Unrealized appreciation on investments	557,509,748

Net assets	$3,552,531,805

Class IA
Net asset value, offering and redemption price per share, $1,915,669,470 / 112,472,892 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.03

Class IB
Net asset value, offering and redemption price per share, $1,636,862,335 / 95,906,399 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.07

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $235,080 foreign withholding tax)	$63,703,822
Interest	4,379,720
Securities lending (net)	287,674

Total income	68,371,216

EXPENSES
Investment management fees	16,879,075
Distribution fees - Class IB	3,708,310
Administrative fees	2,358,598
Printing and mailing expenses	354,071
Professional fees	110,448
Trustees’ fees	43,918
Custodian fees	28,773
Miscellaneous	60,060

Gross expenses	23,543,253
Less: Fees paid indirectly	(149,313)

Net expenses	23,393,940

NET INVESTMENT INCOME	44,977,276

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	182,922,038
Net change in unrealized appreciation on securities	361,801,318

NET REALIZED AND UNREALIZED GAIN	544,723,356

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$589,700,632

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$44,977,276	$27,522,774
Net realized gain on investments	182,922,038	127,847,732
Net change in unrealized appreciation (depreciation) on investments	361,801,318	(66,870,723)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	589,700,632	88,499,783

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(26,051,986)	(15,362,835)
Class IB	(18,458,044)	(13,006,207)

	(44,510,030)	(28,369,042)

Distributions from net realized capital gains
Class IA	(98,784,431)	(59,093,121)
Class IB	(86,175,103)	(66,921,779)

	(184,959,534)	(126,014,900)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(229,469,564)	(154,383,942)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 38,359,509 and 49,529,918 shares, respectively ]	625,280,862	755,954,758
Capital shares issued in reinvestment of dividends and distributions [ 7,369,537 and 4,930,277 shares, respectively ]	124,836,417	74,455,956
Capital shares repurchased [ (23,692,649) and (5,133,257) shares, respectively ]	(374,627,655)	(77,350,877)

Total Class IA transactions	375,489,624	753,059,837

Class IB
Capital shares sold [ 9,025,675 and 10,344,712 shares, respectively ]	149,155,316	157,534,205
Capital shares issued in connection with merger (Note 11) [ 0 and 456,883 shares, respectively ]	—	7,099,624
Capital shares issued in reinvestment of dividends and distributions [ 6,168,927 and 5,282,272 shares, respectively ]	104,633,147	79,927,986
Capital shares repurchased [ (15,097,885) and (14,430,149) shares, respectively ]	(244,364,987)	(220,381,827)

Total Class IB transactions	9,423,476	24,179,988

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	384,913,100	777,239,825

TOTAL INCREASE IN NET ASSETS	745,144,168	711,355,666
NET ASSETS:
Beginning of year	2,807,387,637	2,096,031,971

End of year (a)	$3,552,531,805	$2,807,387,637

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$432,368	$(22,205)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $2,306,106,188) (Securities on loan at market value $417,638,233)	$2,725,592,835
Cash	53,915,757
Foreign Cash (Cost $3,713,171)	3,722,633
Dividends, interest and other receivables	3,239,478
Receivable from Separate Accounts for Trust shares sold	2,330,718
Receivable for securities sold	253,729
Other assets	1,519

Total assets	2,789,056,669

LIABILITIES
Collateral held for loaned securities	438,026,765
Payable for securities purchased	11,316,327
Payable to Separate Accounts for Trust shares redeemed	2,127,851
Investment management fees payable	1,458,305
Distribution fees payable - Class IB	345,712
Administrative fees payable	205,749
Trustees’ fees payable	26,611
Accrued expenses	142,955

Total liabilities	453,650,275

NET ASSETS	$2,335,406,394

Net assets were comprised of:
Paid in capital	$1,916,106,181
Accumulated overdistributed net investment income	(5,516,827)
Accumulated undistributed net realized gain	5,276,325
Unrealized appreciation on investments and foreign currency translations	419,540,715

Net assets	$2,335,406,394

Class IA
Net asset value, offering and redemption price per share, $680,147,238 / 40,800,205 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.67

Class IB
Net asset value, offering and redemption price per share, $1,655,259,156 / 99,273,366 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $6,813,266 foreign withholding tax)	$51,000,133
Interest	2,621,160
Securities lending (net)	1,548,589

Total income	55,169,882

EXPENSES
Investment management fees	15,319,250
Distribution fees - Class IB	3,505,075
Administrative fees	1,506,859
Custodian fees	1,288,987
Printing and mailing expenses	226,887
Professional fees	85,422
Recoupment fees	54,839
Trustees’ fees	27,207
Miscellaneous	31,249

Total expenses	22,045,775

NET INVESTMENT INCOME	33,124,107

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	123,876,249
Foreign currency transactions	37,090

Net realized gain	123,913,339

Change in unrealized appreciation (depreciation) on:
Securities	258,669,907
Foreign currency translations	(8,705)

Net change in unrealized appreciation	258,661,202

NET REALIZED AND UNREALIZED GAIN	382,574,541

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$415,698,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$33,124,107	$17,411,606
Net realized gain on investments and foreign currency transactions	123,913,339	88,388,278
Net change in unrealized appreciation on investments and foreign currency translations	258,661,202	21,779,690

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	415,698,648	127,579,574

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(11,704,640)	(3,572,098)
Class IB	(25,406,771)	(18,794,165)

	(37,111,411)	(22,366,263)

Distributions from net realized capital gains
Class IA	(32,619,364)	—
Class IB	(81,147,875)	—

	(113,767,239)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(150,878,650)	(22,366,263)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [26,519,922 and 15,996,621 shares, respectively]	423,976,458	216,969,755
Capital shares issued in reinvestment of dividends and distributions [2,690,256 and 252,103 shares, respectively]	44,324,004	3,572,098
Capital shares repurchased [(5,054,105) and (34,389) shares, respectively]	(80,313,189)	(467,434)

Total Class IA transactions	387,987,273	220,074,419

Class IB
Capital shares sold [23,659,578 and 26,431,934 shares, respectively]	382,855,784	350,734,324
Capital shares issued in reinvestment of dividends and distributions [6,473,074 and 1,346,118 shares, respectively]	106,554,646	18,794,165
Capital shares repurchased [(14,607,568) and (12,703,111) shares, respectively]	(232,487,729)	(169,268,014)

Total Class IB transactions	256,922,701	200,260,475

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	644,909,974	420,334,894

TOTAL INCREASE IN NET ASSETS	909,729,972	525,548,205
NET ASSETS:
Beginning of year	1,425,676,422	900,128,217

End of year (a)	$2,335,406,394	$1,425,676,422

__________
(a) Includes accumulated overdistributed net investment income of	$(5,516,827)	$(3,771,722)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $841,951,992) (Securities on loan at market value $76,759,241)	$944,770,579
Foreign cash (Cost $59,493)	59,672
Receivable for securities sold	5,401,539
Dividends, interest and other receivables	499,885
Receivable from Separate Accounts for Trust shares sold	155,468
Other assets	1,176

Total assets	950,888,319

LIABILITIES
Collateral held for loaned securities	78,970,936
Payable for securities purchased	4,984,748
Payable to Separate Accounts for Trust shares redeemed	891,162
Investment management fees payable	480,687
Distribution fees payable - Class IB	183,895
Administrative fees payable	85,563
Trustees’ fees payable	39,231
Accrued expenses	77,950

Total liabilities	85,714,172

NET ASSETS	$865,174,147

Net assets were comprised of:
Paid in capital	$1,569,892,650
Accumulated net investment loss	(36,908)
Accumulated net realized loss	(807,502,815)
Unrealized appreciation on investments and foreign currency translations	102,821,220

Net assets	$865,174,147

Class IA
Net asset value, offering and redemption price per share, $4,678,836 / 297,176 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.74

Class IB
Net asset value, offering and redemption price pershare, $860,495,311 / 55,879,631 shares outstanding (unlimited amount authorized: $0.01par value)	$15.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $85,331 foreign withholding tax)	$4,883,693
Interest	1,206,075
Securities lending (net)	253,449

Total income	6,343,217

EXPENSES
Investment management fees	5,754,472
Distribution fees - Class IB	2,203,373
Administrative fees	683,632
Custodian fees	112,340
Printing and mailing expenses	100,368
Professional fees	63,638
Trustees’ fees	14,087
Miscellaneous	26,854

Gross expenses	8,958,764
Less: Fees paid indirectly	(177,551)

Net expenses	8,781,213

NET INVESTMENT LOSS	(2,437,996)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	110,895,213
Foreign currency transactions	(6,204)

Net realized gain	110,889,009

Change in unrealized appreciation (depreciation) on:
Securities	(44,136,060)
Foreign currency translations	2,789

Net change in unrealized depreciation	(44,133,271)

NET REALIZED AND UNREALIZED GAIN	66,755,738

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,317,742

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,437,996)	$(2,922,187)
Net realized gain on investments and foreign currency transactions	110,889,009	85,722,393
Net change in unrealized depreciation on investments and foreign currency translations	(44,133,271)	(7,524,361)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	64,317,742	75,275,845

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [95,655 and 103,226 shares, respectively]	1,428,920	1,359,031
Capital shares repurchased [(25,182) and (25,703) shares, respectively]	(377,424)	(332,385)

Total Class IA transactions	1,051,496	1,026,646

Class IB
Capital shares sold [4,529,035 and 4,117,241 shares, respectively]	66,889,981	54,446,308
Capital shares repurchased [(12,800,350) and (13,116,552) shares, respectively]	(186,999,276)	(171,501,956)

Total Class IB transactions	(120,109,295)	(117,055,648)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(119,057,799)	(116,029,002)

TOTAL DECREASE IN NET ASSETS	(54,740,057)	(40,753,157)
NET ASSETS:
Beginning of year	919,914,204	960,667,361

End of year (a)	$865,174,147	$919,914,204

__________
(a) Includes accumulated net investment loss of	$(36,908)	$(38,654)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $294,274,787) (Securities on loan at market value $16,143,360)	$346,338,029
Foreign cash (Cost $167)	167
Receivable for securities sold	471,547
Dividends, interest and other receivables	273,315
Receivable from Separate Accounts for Trust shares sold	69,022

Total assets	347,152,080

LIABILITIES
Overdraft payable	4,288
Collateral held for loaned securities	16,548,977
Investment management fees payable	153,292
Payable to Separate Accounts for Trust shares redeemed	128,877
Distribution fees payable - Class IB	70,543
Administrative fees payable	32,839
Trustees’ fees payable	5,488
Accrued expenses	69,946

Total liabilities	17,014,250

NET ASSETS	$330,137,830

Net assets were comprised of:
Paid in capital	$279,769,774
Accumulated overdistributed net investment income	(4,957)
Accumulated net realized loss	(1,692,961)
Unrealized appreciation on investments and foreign currency translations	52,065,974

Net assets	$330,137,830

Class IA
Net asset value, offering and redemption price per share, $201,198 / 17,804 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.30

Class IB
Net asset value, offering and redemption price per share, $329,936,632 / 29,164,899 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $175,672 foreign withholding tax)	$5,682,706
Interest	185,133
Securities lending (net)	13,212

Total income	5,881,051

EXPENSES
Investment management fees	1,985,608
Distribution fees - Class IB	826,885
Administrative fees	276,997
Professional fees	51,186
Printing and mailing expenses	37,734
Custodian fees	24,305
Trustees’ fees	5,049
Miscellaneous	14,629

Gross expenses	3,222,393
Less: Waiver from investment advisor	(80,378)
Fees paid indirectly	(27,598)

Net expenses	3,114,417

NET INVESTMENT INCOME	2,766,634

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	27,481,588
Foreign currency transactions	284

Net realized gain	27,481,872

Change in unrealized appreciation on:
Securities	9,676,124
Foreign currency translations	2,967

Net change in unrealized appreciation	9,679,091

NET REALIZED AND UNREALIZED GAIN	37,160,963

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,927,597

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,766,634	$1,651,717
Net realized gain on investments and foreign currency transactions	27,481,872	27,544,426
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,679,091	(5,903,648)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,927,597	23,292,495

DIVIDENDS:
Dividends from net investment income
Class IA	(2,170)	(1,410)
Class IB	(2,783,820)	(1,660,338)

TOTAL DIVIDENDS	(2,785,990)	(1,661,748)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [3,761 and 6,731 shares, respectively]	39,665	63,923
Capital shares issued in reinvestment of dividends [191 and 139 shares, respectively]	2,170	1,410
Capital shares repurchased [(5,099) and (135) shares, respectively]	(53,573)	(1,301)

Total Class IA transactions	(11,738)	64,032

Class IB
Capital shares sold [1,992,179 and 3,492,790 shares, respectively]	21,146,365	33,381,163
Capital shares issued in reinvestment of dividends [245,060 and 164,275 shares, respectively]	2,783,820	1,660,338
Capital shares repurchased [(6,604,736) and (6,168,285) shares, respectively]	(69,848,739)	(59,271,532)

Total Class IB transactions	(45,918,554)	(24,230,031)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(45,930,292)	(24,165,999)

TOTAL DECREASE IN NET ASSETS	(8,788,685)	(2,535,252)
NET ASSETS:
Beginning of year	338,926,515	341,461,767

End of year (a)	$330,137,830	$338,926,515

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(4,957)	$1,087

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Amortized Cost $1,750,929,503)	$1,750,929,503
Dividends, interest and other receivables	1,404,509

Total assets	1,752,334,012

LIABILITIES
Investment management fees payable	488,400
Administrative fees payable	204,896
Distribution fees payable - Class IB	194,809
Trustees’ fees payable	61,797
Accrued expenses	1,535,494

Total liabilities	2,485,396

NET ASSETS	$1,749,848,616

Net assets were comprised of:
Paid in capital	$1,749,945,306
Accumulated undistributed net investment income	48
Accumulated net realized loss	(96,738)

Net assets	$1,749,848,616

Class IA
Net asset value, offering and redemption price per share, $831,695,408 / 831,667,257 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $918,153,208 / 917,994,077 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$84,447,241

EXPENSES
Investment management fees	5,500,301
Distribution fees - Class IB	2,169,284
Administrative fees	1,330,942
Printing and mailing expenses	238,662
Custodian fees	106,344
Professional fees	79,845
Trustees’ fees	27,336
Miscellaneous	21,884

Total expenses	9,474,598

NET INVESTMENT INCOME	74,972,643

REALIZED GAIN
Net realized gain on securities	992

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,973,635

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$74,972,643	$39,823,649
Net realized gain on investments	992	245

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	74,973,635	39,823,894

DIVIDENDS:
Dividends from net investment income
Class IA	(36,657,208)	(19,386,514)
Class IB	(38,315,386)	(20,453,934)

TOTAL DIVIDENDS	(74,972,594)	(39,840,448)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 561,518,878 and 438,244,787 shares, respectively ]	561,528,030	446,522,648
Capital shares issued in connection with merger (Note 11) [ 0 and 161,329,233 shares, respectively ]	—	161,341,435
Capital shares issued in reinvestment of dividends [ 36,657,208 and 19,386,008 shares, respectively ]	36,657,208	19,386,514
Capital shares repurchased [ (504,031,932) and (479,465,008) shares, respectively ]	(504,025,639)	(481,208,772)

Total Class IA transactions	94,159,599	146,041,825

Class IB
Capital shares sold [ 1,195,884,647 and 897,128,521 shares, respectively ]	1,195,895,301	892,358,205
Capital shares issued in reinvestment of dividends [ 38,315,389 and 20,453,420 shares, respectively ]	38,315,386	20,453,934
Capital shares repurchased [ (1,089,389,796) and (919,083,741) shares, respectively ]	(1,089,241,864)	(921,461,322)

Total Class IB transactions	144,968,823	(8,649,183)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	239,128,422	137,392,642

TOTAL INCREASE IN NET ASSETS	239,129,463	137,376,088
NET ASSETS:
Beginning of year	1,510,719,153	1,373,343,065

End of year (a)	$1,749,848,616	$1,510,719,153

__________
(a) Includes accumulated undistributed (overdistributed) net investment income of	$48	$(1)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $256,950,777) (Securities on loan at market value $10,702,376)	$298,694,744
Dividends, interest and other receivables	333,526
Receivable from Separate Accounts for Trust shares sold	86,583
Other assets	531

Total assets	299,115,384

LIABILITIES
Collateral held for securities loaned	10,920,834
Payable for securities purchased	3,228,686
Payable to Separate Accounts for Trust shares redeemed	498,688
Investment management fees payable	182,922
Distribution fees payable - Class IB	58,827
Administrative fees payable	33,053
Payable for recoupment fees	6,830
Trustees’ fees payable	893
Accrued expenses	72,193

Total liabilities	15,002,926

NET ASSETS	$284,112,458

Net assets were comprised of:
Paid in capital	$390,483,840
Accumulated overdistributed net investment income	(735)
Accumulated net realized loss	(148,114,614)
Unrealized appreciation on investments	41,743,967

Net assets	$284,112,458

Class IA
Net asset value, offering and redemption price per share, $10,044,899 / 1,847,311 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.44

Class IB
Net asset value, offering and redemption price per share, $274,067,559 / 50,288,067 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.45

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$3,456,477
Interest	403,697

Total income	3,860,174

EXPENSES
Investment management fees	2,239,912
Distribution fees - Class IB	721,014
Administrative fees	253,078
Printing and mailing expenses	60,815
Professional fees	47,760
Trustees’ fees	4,489
Custodian fees	4,139
Miscellaneous	8,523

Gross expenses	3,339,730
Less: Fees paid indirectly	(41,039)

Net expenses	3,298,691

NET INVESTMENT INCOME	561,483

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	16,885,954
Net change in unrealized appreciation on securities	4,671,874

NET REALIZED AND UNREALIZED GAIN	21,557,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,119,311

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$561,483	$754,473
Net realized gain on investments	16,885,954	12,249,488
Net change in unrealized appreciation	4,671,874	101,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,119,311	13,105,876

DIVIDENDS:
Dividends from net investment income
Class IA	(44,523)	(57,209)
Class IB	(521,271)	(696,283)

	(565,794)	(753,492)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 400,244 and 566,348 shares, respectively ]	2,083,820	2,761,273
Capital shares issued in reinvestment of dividends [ 8,109 and 11,224 shares, respectively ]	44,523	57,209
Capital shares repurchased [ (899,209) and (1,123,422) shares, respectively ]	(4,640,003)	(5,459,958)

Total Class IA transactions	(2,511,660)	(2,641,476)

Class IB
Capital shares sold [ 3,575,748 and 5,955,695 shares, respectively ]	18,455,580	29,281,457
Capital shares issued in connection with merger (Note 11) [0 and 11,433,179 shares, respectively ]	—	58,877,533
Capital shares issued in reinvestment of dividends [ 94,767 and 136,282 shares, respectively ]	521,271	696,283
Capital shares repurchased [ (13,845,997) and (10,886,126) shares, respectively ]	(71,556,929)	(53,607,039)

Total Class IB transactions	(52,580,078)	35,248,234

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(55,091,738)	32,606,758

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,538,221)	44,959,142
NET ASSETS:
Beginning of year	317,650,679	272,691,537

End of year (a)	$284,112,458	$317,650,679

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(735)	$710

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $107,009,289)	$112,038,856
Cash	167,053
Foreign cash (Cost $74,927)	74,927
Receivable for securities sold	1,285,722
Receivable from Separate Accounts for Trust shares sold	761,979
Unrealized appreciation of forward foreign currency contracts	132,022
Dividends, interest and other receivables	83,409

Total assets	114,543,968

LIABILITIES
Payable for securities purchased	3,908,999
Unrealized depreciation of forward foreign currency contracts	140,684
Investment management fees payable	57,189
Distribution fees payable - Class IB	18,519
Administrative fees payable	11,415
Payable to Separate Accounts for Trust shares redeemed	632
Options written, at value (Premiums received $1,018)	460
Trustees’ fees payable	12
Accrued expenses	62,327

Total liabilities	4,200,237

NET ASSETS	$110,343,731

Net assets were comprised of:
Paid in capital	$105,723,655
Accumulated overdistributed net investment income	(437,642)
Accumulated net realized gain	37,939
Unrealized appreciation on investments, written options and foreign currency translations	5,019,779

Net assets	$110,343,731

Class IA
Net asset value, offering and redemption price per share, $10,797,024 / 1,005,009 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.74

Class IB
Net asset value, offering and redemption price per share, $99,546,707 / 9,266,054 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.74

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006*

INVESTMENT INCOME
Dividends (net of $3,929 foreign withholding tax)	$236,080
Interest	135,927

Total income	372,007

EXPENSES
Investment management fees	169,144
Professional fees	40,419
Distribution fees - Class IB	39,383
Administrative fees	28,238
Custodian fees	20,000
Printing and mailing expenses	985
Trustees’ fees	30
Miscellaneous	5,000

Gross expenses	303,199
Less: Waiver from investment advisor	(66,323)

Net expenses	236,876

NET INVESTMENT INCOME	135,131

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	86,326
Foreign currency transactions	(538,244)

Net realized loss	(451,918)

Change in unrealized appreciation (depreciation) on:
Securities	5,029,567
Options written	558
Foreign currency translations	(10,346)

Net change in unrealized appreciation	5,019,779

NET REALIZED AND UNREALIZED GAIN	4,567,861

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,702,992

*	The Portfolio commenced operations on September 15, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

September 15, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$135,131
Net realized loss on investments and foreign currency transactions	(451,918)
Net change in unrealized appreciation on investments, options written, and foreign currency translations	5,019,779

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,702,992

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(15,500)
Class IB	(62,864)

(78,364)

Distributions from net realized capital gains
Class IA	(3,500)
Class IB	(28,951)

(32,451)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(110,815)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,240 shares ]	34,785
Capital shares issued in reinvestment of dividends and distributions [ 1,770 shares ]	19,000
Capital shares repurchased [ (1) shares ]	(10)

Total Class IA transactions	53,775

Class IB
Capital shares sold [ 8,339,509 shares ]	86,467,301
Capital shares issued in reinvestment of dividends and distributions [ 8,551 shares ]	91,815
Capital shares repurchased [ (82,006) shares ]	(861,337)

Total Class IB transactions	85,697,779

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	85,751,554

TOTAL INCREASE IN NET ASSETS	90,343,731
NET ASSETS:
Beginning of period	20,000,000

End of period (a)	$110,343,731

__________

(a) Includes accumulated overdistributed net investment income of	$(437,642)

*	The Portfolio commenced operations on September 15, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $29,990,655)	$31,423,641
Foreign cash (Cost $17,502)	17,437
Receivable from Separate Accounts for Trust shares sold	453,377
Dividends, interest and other receivables	34,282
Receivable for securities sold	18,928

Total assets	31,947,665

LIABILITIES
Overdraft payable	59
Payable for securities purchased	735,997
Investment management fees payable	6,637
Administrative fees payable	5,392
Distribution fees payable - Class IB	4,891
Payable to Separate Accounts for Trust shares redeemed	1,204
Trustees’ fees payable	13
Accrued expenses	43,422

Total liabilities	797,615

NET ASSETS	$31,150,050

Net assets were comprised of:
Paid in capital	$29,690,284
Accumulated overdistributed net investment income	(3,912)
Accumulated undistributed net realized gain	31,469
Unrealized appreciation on investments and foreign currency translations	1,432,209

Net assets	$31,150,050

Class IA
Net asset value, offering and redemption price per share, $4,410,477 / 400,992 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.00

Class IB
Net asset value, offering and redemption price per share, $26,739,573 / 2,432,015 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.99

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006*

INVESTMENT INCOME
Dividends (net of $2,933 foreign withholding tax)	$61,126
Interest	19,004

Total income	80,130

EXPENSES
Investment management fees	52,190
Professional fees	40,107
Administrative fees	16,065
Distribution fees - Class IB	10,222
Custodian fees	10,000
Printing and mailing expenses	393
Trustees’ fees	15
Miscellaneous	5,000

Gross expenses	133,992
Less: Waiver from investment advisor	(63,288)

Net expenses	70,704

NET INVESTMENT INCOME	9,426

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	35,115
Foreign currency transactions	(16,355)

Net realized gain	18,760

Change in unrealized appreciation (depreciation) on:
Securities	1,432,986
Foreign currency translations	(777)

Net change in unrealized appreciation	1,432,209

NET REALIZED AND UNREALIZED GAIN	1,450,969

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,460,395

STATEMENT OF CHANGES IN NET ASSETS

August 31, 2006* to December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,426
Net realized gain on investments and foreign currency transactions	18,760
Net change in unrealized appreciation on investments and foreign currency translations	1,432,209

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,460,395

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,084)

Distributions from net realized capital gains
Class IA	(561)
Class IB	(3,085)

(3,646)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,730)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 751 shares ]	8,195
Capital shares issued in reinvestment of dividends and distributions [ 241 shares ]	2,645

Total Class IA transactions	10,840

Class IB
Capital shares sold [ 2,111,790 shares ]	22,540,853
Capital shares issued in reinvestment of distributions [ 280 shares ].	3,085
Capital shares repurchased [ (80,055) shares ]	(859,393)

Total Class IB transactions	21,684,545

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	21,695,385

TOTAL INCREASE IN NET ASSETS	23,150,050
NET ASSETS:
Beginning of period	8,000,000

End of period (a)	$31,150,050

__________

(a) Includes accumulated overdistributed investment income of	$(3,912)

*	The Portfolio commenced operations on August 31, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $18,712,803)	$19,584,653
Cash	47
Receivable for securities sold	342,343
Receivable from Separate Accounts for Trust shares sold	161,289
Dividends, interest and other receivables	22,403

Total assets	20,110,735

LIABILITIES
Payable for securities purchased	904,843
Distribution fees payable - Class IB	2,605
Administrative fees payable	1,181
Payable to Separate Accounts for Trust shares redeemed	.237
Trustees’ fees payable	18
Accrued expenses	52,035

Total liabilities	960,919

NET ASSETS	$19,149,816

Net assets were comprised of:
Paid in capital	$18,180,308
Accumulated undistributed net investment income	1,169
Accumulated undistributed net realized gain	96,489
Unrealized appreciation on investments	871,850

Net assets	$19,149,816

Class IA
Net asset value, offering and redemption price per share, $5,444,846 / 503,776 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.81

Class IB
Net asset value, offering and redemption price per share, $13,704,970 / 1,268,061 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.81

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006*

INVESTMENT INCOME
Dividends (net of $12 foreign withholding tax)	$76,720
Interest	13,841

Total income	90,561

EXPENSES
Professional fees	40,091
Investment management fees	39,052
Administrative fees	15,159
Custodian fees	12,000
Distribution fees - Class IB	7,099
Printing and mailing expenses	491
Trustees’ fees	21
Miscellaneous	5,000

Gross expenses	118,913
Less: Waiver from investment advisor	(53,711)
Reimbursement from investment advisor	(9,830)

Net expenses	55,372

NET INVESTMENT INCOME	35,189

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	181,444
Foreign currency transactions	(390)

Net realized gain	181,054
Net change in unrealized appreciation on securities	871,850

NET REALIZED AND UNREALIZED GAIN	1,052,904

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,088,093

STATEMENT OF CHANGES IN NET ASSETS

August 31, 2006* to December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$35,189
Net realized gain on investments and foreign currency transactions	181,054
Net change in unrealized appreciation on investments	871,850

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,088,093

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(14,850)
Class IB	(23,128)

(37,978)

Distributions from net realized capital gains
Class IA	(26,000)
Class IB	(58,954)

(84,954)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(122,932)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 3,776 shares ]	40,850

Class IB
Capital shares sold [ 791,057 shares ]	8,389,144
Capital shares issued in reinvestment of dividends and distributions [ 7,586 shares ]	82,082
Capital shares repurchased [ (30,582) shares ]	(327,421)

Total Class IB transactions	8,143,805

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,184,655

TOTAL INCREASE IN NET ASSETS	9,149,816
NET ASSETS:
Beginning of period	10,000,000

End of period (a)	$19,149,816

__________

(a) Includes accumulated undistributed net investment income of.	$1,169

*	The Portfolio commenced operations on August 31, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $22,253,165)	$23,223,199
Cash	642
Receivable for securities sold	788,832
Receivable from Separate Accounts for Trust shares sold	193,880
Dividends, interest and other receivables	17,410

Total assets	24,223,963

LIABILITIES
Payable for securities purchased	1,672,385
Administrative fees payable	3,642
Distribution fees payable - Class IB	3,181
Payable to Separate Accounts for Trust shares redeemed	143
Trustees’ fees payable	10
Accrued expenses	48,424

Total liabilities	1,727,785

NET ASSETS	$22,496,178

Net assets were comprised of:
Paid in capital	$21,420,551
Accumulated undistributed net investment income	2,325
Accumulated undistributed net realized gain	103,268
Unrealized appreciation on investments	970,034

Net assets	$22,496,178

Class IA
Net asset value, offering and redemption price per share, $5,502,306 / 505,182 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.89

Class IB
Net asset value, offering and redemption price per share, $16,993,872 / 1,560,373 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.89

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006*

INVESTMENT INCOME
Dividends (net of $26 foreign withholding tax)	$58,083
Interest	16,820

Total income	74,903

EXPENSES
Investment management fees	44,561
Professional fees	40,100
Administrative fees	15,518
Custodian fees	12,000
Distribution fees - Class IB	7,969
Printing and mailing expenses	491
Trustees’ fees	19
Miscellaneous	4,999

Gross expenses	125,657
Less: Waiver from investment advisor	(59,578)
Reimbursement from investment advisor	(6,088)

Net expenses	59,991

NET INVESTMENT INCOME	14,912

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	157,269
Foreign currency transactions	139

Net realized gain	157,408
Net change in unrealized appreciation on securities	970,034

NET REALIZED AND UNREALIZED GAIN	1,127,442

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,142,354

STATEMENT OF CHANGES IN NET ASSETS

August 31, 2006* to December 31, 2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,912
Net realized gain on investments and foreign currency transactions	157,408
Net change in unrealized appreciation on investments	970,034

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,142,354

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7,955)
Class IB	(9,388)

(17,343)

Distributions from net realized capital gains
Class IA	(14,208)
Class IB	(39,793)

(54,001)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(71,344)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,139 shares ]	33,948
Capital shares issued in reinvestment of dividends and distributions [ 2,043 shares ]	22,163

Total Class IA transactions	56,111

Class IB
Capital shares sold [ 1,111,676 shares ]	11,917,225
Capital shares issued in reinvestment of dividends and distributions [ 4,533 shares ]	49,181
Capital shares repurchased [ (55,836) shares ]	(597,349)

Total Class IB transactions	11,369,057

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,425,168

TOTAL INCREASE IN NET ASSETS	12,496,178
NET ASSETS:
Beginning of period	10,000,000

End of period (a)	$22,496,178

__________
(a) Includes accumulated undistributed net investment income of	$2,325

* The Portfolio commenced operations on August 31, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $816,065,425) (Securities on loan at market value $7,191,597)	$805,942,991
Cash	11,845
Foreign cash (Cost $34,644,393)	34,761,174
Receivable for securities sold	4,045,448
Dividends, interest and other receivables	1,406,709
Receivable from Separate Accounts for Trust shares sold	740,736
Unrealized appreciation of forward foreign currency contracts	35,099
Other assets	640,781

Total assets	847,584,783

LIABILITIES
Payable for securities purchased with delayed settlement	438,593,199
Payable for forward commitments	22,867,359
Collateral held for loaned securities	7,327,400
Unrealized depreciation of forward foreign currency contracts	2,079,753
Payable to Separate Accounts for Trust shares redeemed	737,541
Investment management fees payable	141,574
Distribution fees payable - Class IB	80,063
Options written, at value (Premiums received $123,237)	77,266
Unrealized depreciation of forward volatility agreements	74,037
Administrative fees payable	36,010
Variation margin payable on futures contracts	7,452
Trustees’ fees payable	131
Accrued expenses	58,665

Total liabilities	472,080,450

NET ASSETS	$375,504,333

Net assets were comprised of:
Paid in capital	$393,282,160
Accumulated undistributed net investment income	1,650,377
Accumulated net realized loss	(7,755,699)
Unrealized depreciation on investments, forward volatility agreements, options written, futures and foreign currency translations	(11,672,505)

Net assets	$375,504,333

Class IB
Net asset value, offering and redemption price per share, $375,504,333 / 38,481,814 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest (net of $59,803 foreign withholding tax)	$15,045,865

EXPENSES
Investment management fees	1,688,674
Distribution fees - Class IB	767,577
Administrative fees	279,552
Custodian fees	63,699
Professional fees	47,492
Printing and mailing expenses	37,347
Trustees’ fees	4,422
Miscellaneous	31,087

Gross expenses	2,919,850
Less: Waiver from investment advisor	(776,946)

Net expenses	2,142,904

NET INVESTMENT INCOME	12,902,961

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(3,479,674)
Options written	164,725
Futures	(242,483)
Foreign currency transactions	1,765,714

Net realized loss	(1,791,718)

Change in unrealized appreciation (depreciation) on:
Securities	(9,447,228)
Forward volatility agreements	(74,037)
Options written	44,109
Futures	613,181
Foreign currency translations	(1,883,518)

Net change in unrealized depreciation	(10,747,493)

NET REALIZED AND UNREALIZED LOSS	(12,539,211)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$363,750

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,902,961	$3,579,107
Net realized loss on investments and foreign currency transactions	(1,791,718)	(1,545,421)
Net change in unrealized depreciation on investments, options written, and foreign currency translations	(10,747,493)	(1,674,564)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	363,750	359,122

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(13,099,503)	(4,036,572)
Distributions from net realized capital gains	(1,509,127)	(636,555)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(14,608,630)	(4,673,127)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 22,728,347 and 18,241,793 shares, respectively ]	230,335,737	188,913,624
Capital shares issued in reinvestment of dividends and distributions [ 1,483,108 and 456,812 shares, respectively ]	14,608,630	4,673,127
Capital shares repurchased [ (7,208,398) and (3,089,847) shares, respectively ]	(73,067,662)	(31,911,624)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	171,876,705	161,675,127

TOTAL INCREASE IN NET ASSETS	157,631,825	157,361,122
NET ASSETS:
Beginning of year	217,872,508	60,511,386

End of year (a)	$375,504,333	$217,872,508

__________

(a) Includes accumulated undistributed net investment income of	$1,650,377	$4,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $1,883,939,242) (Securities on loan at market value $241,220,765)	$1,880,828,523
Repurchase Agreement (Amortized cost $220,476,831)	220,476,831
Dividends, interest and other receivables	12,090,061
Receivable from Separate Accounts for Trust shares sold	2,623,863
Receivable for securities sold	530,600
Other assets	107

Total assets	2,116,549,985

LIABILITIES
Collateral held for loaned securities	220,476,831
Payable for Forward Commitments	27,813,594
Investment management fees payable	674,983
Payable to Separate Accounts for Trust shares redeemed	517,924
Recoupment fees payable	186,061
Administrative fees payable	160,750
Distribution fees payable - Class IB	18,084
Trustees’ fees payable	745
Accrued expenses	35,838

Total liabilities	249,884,810

NET ASSETS	$1,866,665,175

Net assets were comprised of:
Paid in capital	$1,875,297,643
Accumulated overdistributed net investment income	(2,709)
Accumulated net realized loss	(5,519,040)
Unrealized depreciation on investments	(3,110,719)

Net assets	$1,866,665,175

Class IA
Net asset value, offering and redemption price per share, $1,781,318,845 / 178,454,723 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

Class IB
Net asset value, offering and redemption price per share, $85,346,330 / 8,545,007 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$75,684,764
Securities lending (net)	8,416

Total income	75,693,180

EXPENSES
Investment management fees	6,925,512
Administrative fees	1,302,336
Printing and mailing expenses	191,284
Distribution fees - Class IB	180,378
Recoupment fees	75,773
Professional fees	75,476
Custodian fees	28,413
Trustees’ fees	22,996
Miscellaneous	24,640

Total expenses	8,826,808

NET INVESTMENT INCOME	66,866,372

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(4,444,005)
Net change in unrealized appreciation on securities	5,405,009

NET REALIZED AND UNREALIZED GAIN	961,004

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,827,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$66,866,372	$16,139,139
Net realized loss on investments	(4,444,005)	(825,138)
Net change in unrealized appreciation (depreciation) on investments	5,405,009	(8,350,492)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	67,827,376	6,963,509

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(64,459,734)	(15,737,758)
Class IB	(2,855,085)	(364,257)

	(67,314,819)	(16,102,015)

Distributions from net realized capital gains
Class IA	—	(2,308)
Class IB	—	(473)

	—	(2,781)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(67,314,819)	(16,104,796)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 63,049,550 and 124,275,353 shares, respectively ]	635,461,079	1,244,651,686
Capital shares issued in reinvestment of dividends and distributions [ 6,457,969 and 1,584,765 shares, respectively ]	64,459,734	15,740,066
Capital shares repurchased [ (13,776,368) and (3,136,546) shares, respectively ]	(138,806,261)	(31,411,819)

Total Class IA transactions	561,114,552	1,228,979,933

Class IB
Capital shares sold [ 10,836,453 and 3,178,681 shares, respectively ]	109,133,068	31,798,896
Capital shares issued in reinvestment of dividends and distributions [ 285,842 and 36,700 shares, respectively ]	2,855,085	364,730
Capital shares repurchased [ (6,228,601) and (919,493) shares, respectively ]	(63,200,676)	(9,193,823)

Total Class IB transactions	48,787,477	22,969,803

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	609,902,029	1,251,949,736

TOTAL INCREASE IN NET ASSETS	610,414,586	1,242,808,449
NET ASSETS:
Beginning of year	1,256,250,589	13,442,140

End of year (a)	$1,866,665,175	$1,256,250,589

__________
(a) Includes accumulated undistributed (overdistributed) net investment income of	$(2,709)	$75,710

*	Class IA commenced operations on June 9, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $1,963,028,330) (Securities on loan at market value $179,653,271)	$2,093,485,626
Receivable for securities sold	12,732,825
Dividends, interest and other receivables	1,739,922
Receivable from Separate Accounts for Trust shares sold	1,408,387
Other assets	11,667

Total assets	2,109,378,427

LIABILITIES
Overdraft payable	6,757,033
Collateral held for loaned securities	184,597,072
Payable for securities purchased	10,792,045
Investment management fees payable	1,135,306
Payable to Separate Accounts for Trust shares redeemed	996,607
Distribution fees payable - Class IB	281,987
Administrative fees payable	250,412
Trustees’ fees payable	3,132
Accrued expenses	68,576

Total liabilities	204,882,170

NET ASSETS	$1,904,496,257

Net assets were comprised of:
Paid in capital	$1,730,594,735
Accumulated net investment loss	(11,718)
Accumulated undistributed net realized gain	43,455,944
Unrealized appreciation on investments	130,457,296

Net assets	$1,904,496,257

Class IA
Net asset value, offering and redemption price per share, $577,637,086 / 42,170,617 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.70

Class IB
Net asset value, offering and redemption price per share, $1,326,859,171 / 96,777,443 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (including $276,600 of dividend income received from affiliates and net of $2,823 foreign withholding tax)	$18,671,232
Interest	2,777,794
Securities lending (net)	723,871

Total income	22,172,897

EXPENSES
Investment management fees	12,985,456
Distribution fees - Class IB	3,152,167
Administrative fees	1,674,792
Printing and mailing expenses	205,780
Custodian fees	98,347
Professional fees	83,081
Trustees’ fees	25,078
Miscellaneous	35,070

Gross expenses	18,259,771
Less: Fees paid indirectly	(1,348,483)

Net expenses	16,911,288

NET INVESTMENT INCOME	5,261,609

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (including $727,076 of net realized gain from affiliates)	246,365,896
Futures	(338,848)

Net realized gain	246,027,048
Net change in unrealized appreciation on securities	16,121,489

NET REALIZED AND UNREALIZED GAIN	262,148,537

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$267,410,146

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,261,609	$4,100,004
Net realized gain on investments and foreign currency transactions	246,027,048	126,597,300
Net change in unrealized appreciation (depreciation) on investments	16,121,489	(58,744,394)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	267,410,146	71,952,910

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,907,950)	(2,325,527)
Class IB	(3,472,476)	(2,420,604)

	(6,380,426)	(4,746,131)

Distributions from net realized capital gains
Class IA	(64,147,036)	(40,857,015)
Class IB	(150,994,169)	(99,853,873)

	(215,141,205)	(140,710,888)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(221,521,631)	(145,457,019)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,753,399 and 21,380,367 shares, respectively ]	68,908,035	300,803,291
Capital shares issued in reinvestment of dividends and distributions [ 4,947,513 and 3,229,674 shares, respectively ]	67,054,986	43,182,542
Capital shares repurchased [ (6,682,520) and (5,542,798) shares, respectively ]	(96,655,993)	(78,382,752)

Total Class IA transactions	39,307,028	265,603,081

Class IB
Capital shares sold [ 13,719,493 and 16,631,652 shares, respectively ]	196,371,087	230,209,469
Capital shares issued in reinvestment of dividends and distributions [ 11,386,504 and 7,632,390 shares, respectively ]	154,466,645	102,274,477
Capital shares repurchased [ (14,568,068) and (12,372,598) shares, respectively ]	(208,411,040)	(171,947,434)

Total Class IB transactions	142,426,692	160,536,512

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	181,733,720	426,139,593

TOTAL INCREASE IN NET ASSETS	227,622,235	352,635,484
NET ASSETS:
Beginning of year	1,676,874,022	1,324,238,538

End of year (a)	$1,904,496,257	$1,676,874,022

__________
(a) Includes accumulated net investment loss of	$(11,718)	$(14,070)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $244,188,315) (Securities on loan at market value $44,310,013)	$276,046,765
Repurchase Agreement (Amortized cost $45,354,211)	45,354,211
Receivable for securities sold	1,872,255
Receivable from Separate Accounts for Trust shares sold	831,508
Dividends, interest and other receivables	137,729

Total assets	324,242,468

LIABILITIES
Overdraft payable	526,227
Collateral held for loaned securities	45,354,211
Payable to Separate Accounts for Trust shares redeemed	145,450
Investment management fees payable	120,129
Payable for securities purchased	45,310
Distribution fees payable - Class IB	39,483
Administrative fees payable	32,244
Trustees’ fees payable	574
Accrued expenses	169,206

Total liabilities	46,432,834

NET ASSETS	$277,809,634

Net assets were comprised of:
Paid in capital	$256,877,629
Accumulated net investment loss	(419)
Accumulated net realized loss	(10,926,026)
Unrealized appreciation on investments	31,858,450

Net assets	$277,809,634

Class IB

Net asset value, offering and redemption price per share, $277,809,634 / 29,167,375 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$956,627
Interest	409,098

Total income	1,365,725

EXPENSES
Investment management fees	2,570,688
Distribution fees - Class IB	642,670
Administrative fees	247,820
Professional fees	47,650
Printing and mailing expenses	31,853
Custodian fees	11,873
Trustees’ fees	3,741
Miscellaneous	5,287

Gross expenses	3,561,582
Less: Waiver from investment advisor	(218,892)

Net expenses	3,342,690

NET INVESTMENT LOSS	(1,976,965)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities	(10,926,026)
Net change in unrealized appreciation on securities	25,803,941

NET REALIZED AND UNREALIZED GAIN	14,877,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,900,950

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,976,965)	$(1,050,330)
Net realized gain (loss) on investments	(10,926,026)	7,712,957
Net change in unrealized appreciation on investments	25,803,941	3,062,252

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,900,950	9,724,879

DISTRIBUTIONS:
Class IB
Distributions from net realized capital gains	(3,441,458)	(2,821,717)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 18,235,678 and 12,748,415 shares, respectively ]	177,478,314	108,628,893
Capital shares issued in reinvestment of distributions [ 393,328 and 320,963 shares, respectively ]	3,441,458	2,821,717
Capital shares repurchased [ (9,623,840) and (4,249,566) shares, respectively ]	(89,180,006)	(35,707,070)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	91,739,766	75,743,540

TOTAL INCREASE IN NET ASSETS	101,199,258	82,646,702
NET ASSETS:
Beginning of year	176,610,376	93,963,674

End of year (a)	$277,809,634	$176,610,376

__________
(a) Includes accumulated net investment loss of	$(419)	$(543)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $1,220,086,040) (Securities on loan at market value $297,866,221)	$1,374,347,158
Cash	58,842
Receivable from Separate Accounts for Trust shares sold	1,596,211
Dividends, interest and other receivables	1,158,011

Total assets	1,377,160,222

LIABILITIES
Collateral held for loaned securities	307,477,862
Payable for securities purchased	799,936
Payable to Separate Accounts for Trust shares redeemed	432,049
Investment management fees payable	223,554
Distribution fees payable - Class IB	144,540
Administrative fees payable	95,110
Trustees’ fees payable	4,991
Accrued expenses	97,870

Total liabilities	309,275,912

NET ASSETS	$1,067,884,310

Net assets were comprised of:
Paid in capital	$909,880,726
Accumulated overdistributed net investment income	(5,357)
Accumulated undistributed net realized gain	3,714,198
Unrealized appreciation on investments and futures	154,294,743

Net assets	$1,067,884,310

Class IA
Net asset value, offering and redemption price per share, $380,834,007 / 29,271,351 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.01

Class IB
Net asset value, offering and redemption price per share, $687,050,303 / 52,807,789 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.01

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $105 foreign withholding tax)	$9,661,174
Interest	935,985
Securities lending (net)	1,330,838

Total income	11,927,997

EXPENSES
Investment management fees	1,986,407
Distribution fees - Class IB	1,488,501
Administrative fees	675,877
Printing and mailing expenses	100,773
Custodian fees	96,463
Professional fees	61,221
Trustees’ fees	11,260
Miscellaneous	15,860

Total expenses	4,436,362

NET INVESTMENT INCOME	7,491,635

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	48,183,123
Futures	2,926,629

Net realized gain	51,109,752

Change in unrealized appreciation on:
Securities	65,886,888
Futures	140,175

Net change in unrealized appreciation	66,027,063

NET REALIZED AND UNREALIZED GAIN	117,136,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$124,628,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,491,635	$4,259,019
Net realized gain on investments and foreign currency transactions	51,109,752	26,220,286
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	66,027,063	(7,972,699)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	124,628,450	22,506,606

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3,472,783)	(227,786)
Class IB	(4,637,213)	(3,529,609)

	(8,109,996)	(3,757,395)

Distributions from net realized capital gains
Class IA	(16,825,769)	(1,172,981)
Class IB	(31,324,816)	(25,230,633)

	(48,150,585)	(26,403,614)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(56,260,581)	(30,161,009)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 28,698,268 and 1,615,645 shares, respectively ]	367,050,375	19,101,816
Capital shares issued in reinvestment of dividends and distributions [ 1,575,673 and 120,279 shares, respectively ]	20,298,552	1,400,767
Capital shares repurchased [ (3,087,033) and (1,198,718) shares, respectively ]	(39,262,348)	(14,102,488)

Total Class IA transactions	348,086,579	6,400,095

Class IB
Capital shares sold [ 14,285,991 and 9,629,850 shares, respectively ]	182,880,006	112,262,330
Capital shares issued in reinvestment of dividends and distributions [ 2,794,575 and 2,470,000 shares, respectively ]	35,962,029	28,760,242
Capital shares repurchased [ (8,590,527) and (8,265,489) shares, respectively ]	(109,293,645)	(96,615,940)

Total Class IB transactions	109,548,390	44,406,632

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	457,634,969	50,806,727

TOTAL INCREASE IN NET ASSETS	526,002,838	43,152,324
NET ASSETS:
Beginning of year	541,881,472	498,729,148

End of year (a)	$1,067,884,310	$541,881,472

__________
(a) Includes accumulated undistributed (overdistributed) net investment income of	$(5,357)	$497,769

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TCW EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $203,584,935) (Securities on loan at market value $14,696,455)	$262,276,172
Cash	6,245
Dividends, interest and other receivables	179,270
Receivable from Separate Accounts for Trust shares sold	16,583
Other assets	415

Total assets	262,478,685

LIABILITIES
Collateral held for loaned securities	15,220,623
Payable to Separate Accounts for Trust shares redeemed	787,765
Investment management fees payable	162,033
Distribution fees payable - Class IB	54,377
Administrative fees payable	26,899
Trustees’ fees payable	660
Accrued expenses	96,491

Total liabilities	16,348,848

NET ASSETS	$246,129,837

Net assets were comprised of:
Paid in capital	$305,154,955
Accumulated net investment loss	(770)
Accumulated undistributed net realized loss	(117,715,585)
Unrealized appreciation on investments	58,691,237

Net assets	$246,129,837

Class IB
Net asset value, offering and redemption price per share, $246,129,837 / 11,607,310 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$1,173,721
Interest	321,038

Total income	1,494,759

EXPENSES
Investment management fees	2,169,409
Distribution fees - Class IB	677,939
Administrative fees	231,268
Professional fees	47,968
Printing and mailing expenses	30,465
Custodian fees	19,999
Trustees’ fees	4,109
Miscellaneous	8,253

Gross expenses	3,189,410
Less: Waiver from investment advisor	(70,566)
Fees paid indirectly	(2,083)

Net expenses	3,116,761

NET INVESTMENT LOSS	(1,622,002)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	28,629,877
Net change in unrealized depreciation on securities	(39,845,374)

NET REALIZED AND UNREALIZED LOSS	(11,215,497)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,837,499)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,622,002)	$(2,317,369)
Net realized gain on investments	28,629,877	3,918,402
Net change in unrealized appreciation (depreciation) on investments	(39,845,374)	9,635,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,837,499)	11,236,989

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,759,789 and 3,288,227 shares, respectively ]	37,100,164	67,914,315
Capital shares repurchased [ (3,841,153) and (3,045,951) shares, respectively ]	(80,545,722)	(62,420,636)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(43,445,558)	5,493,679

TOTAL INCREASE (DECREASE) IN NET ASSETS	(56,283,057)	16,730,668
NET ASSETS:
Beginning of year	302,412,894	285,682,226

End of year (a)	$246,129,837	$302,412,894

__________
(a) Includes accumulated net investment loss of	$(770)	$(1,385)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $74,857,089)	$77,572,252
Cash	341,058
Foreign cash (Cost $1,535,237)	1,535,319
Receivable from Separate Accounts for Trust shares sold	864,883
Receivable for securities sold	236,169
Dividends, interest and other receivables	50,794

Total assets	80,600,475

LIABILITIES
Payable for securities purchased	3,913,526
Investment management fees payable	37,678
Distribution fees payable - Class IB	13,512
Payable to Separate Accounts for Trust shares redeemed	12,959
Administrative fees payable	8,626
Trustees’ fees payable	15
Accrued expenses	45,500

Total liabilities	4,031,816

NET ASSETS	$76,568,659

Net assets were comprised of:
Paid in capital	$73,883,672
Accumulated overdistributed net investment income	(24,938)
Accumulated net realized loss	(590)
Unrealized appreciation on investments and foreign currency translations	2,710,515

Net assets	$76,568,659

Class IA
Net asset value, offering and redemption price per share, $1,621,473 / 150,293 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.79

Class IB
Net asset value, offering and redemption price per share, $74,947,186 / 6,946,695 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.79

STATEMENT OF OPERATIONS
For the Period Ended December 31, 2006*

INVESTMENT INCOME
Dividends (net of $5,566 foreign withholding tax)	$124,707
Interest	85,678

Total income	210,385

EXPENSES
Investment management fees	107,173
Professional fees	40,253
Distribution fees - Class IB	27,057
Administrative fees	20,666
Custodian fees	6,000
Printing and mailing expenses	154
Trustees’ fees	2
Miscellaneous	5,000

Gross expenses	206,305
Less: Waiver from investment advisor	(55,100)

Net expenses	151,205

NET INVESTMENT INCOME	59,180

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(590)
Foreign currency transactions	(29,717)

Net realized loss	(30,307)

Change in unrealized appreciation (depreciation) on:
Securities	2,715,163
Foreign currency translations	(4,648)

Net change in unrealized appreciation	2,710,515

NET REALIZED AND UNREALIZED GAIN	2,680,208

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,739,388

STATEMENT OF CHANGES IN NET ASSETS

September 15, 2006* to December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$59,180
Net realized loss on investments and foreign currency transactions	(30,307)
Net change in unrealized appreciation on investments and foreign currency translations	2,710,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,739,388

DIVIDENDS:
Dividends from net investment income
Class IA	(3,150)
Class IB	(78,741)

TOTAL DIVIDENDS	(81,891)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends [ 293 shares ]	3,150

Class IB
Capital shares sold [ 7,032,660 shares ]	73,351,655
Capital shares issued in reinvestment of dividends [ 7,318 shares ]	78,741
Capital shares repurchased [ (243,283) shares ]	(2,522,384)

Total Class IB transactions	70,908,012

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	70,911,162

TOTAL INCREASE IN NET ASSETS	73,568,659
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$76,568,659

__________
(a) Includes accumulated overdistributed net investment income of	$(24,938)

* The Portfolio commenced operations on September 15, 2006.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $189,105,434) (Securities on loan at market value $10,070,682)	$223,857,556
Cash	5,556
Receivable for securities sold	561,137
Dividends, interest and other receivables	283,956
Receivable from Separate Accounts for Trust shares sold	211,521
Other assets	158

Total assets	224,919,884

LIABILITIES
Collateral held for loaned securities	10,264,700
Payable for securities purchased	1,677,800
Payable to Separate Accounts for Trust shares redeemed	205,627
Investment management fees payable	114,370
Distribution fees payable - Class IB	44,670
Administrative fees payable	21,128
Trustees’ fees payable	187
Accrued expenses	81,448

Total liabilities	12,409,930

NET ASSETS	$212,509,954

Net assets were comprised of:
Paid in capital	$199,069,032
Accumulated undistributed net investment income	8,430
Accumulated net realized loss	(21,319,630)
Unrealized appreciation on investments	34,752,122

Net assets	$212,509,954

Class IB
Net asset value, offering and redemption price per share, $212,509,954 / 31,156,719 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.82

STATEMENT OF OPERATIONS For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$3,278,190
Interest	191,809

Total income	3,469,999

EXPENSES
Investment management fees	1,431,518
Distribution fees - Class IB	477,173
Administrative fees	177,434
Professional fees	45,307
Printing and mailing expenses	22,494
Custodian fees	8,037
Trustees’ fees	2,785
Miscellaneous	5,802

Gross expenses	2,170,550
Less: Waiver from investment advisor	(165,722)
Fees paid indirectly	(37,515)

Net expenses	1,967,313

NET INVESTMENT INCOME	1,502,686

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	12,035,296
Net change in unrealized appreciation on securities	12,210,437

NET REALIZED AND UNREALIZED GAIN	24,245,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,748,419

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,502,686	$1,099,324
Net realized gain on investments	12,035,296	11,157,180
Net change in unrealized appreciation on investments	12,210,437	1,032,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,748,419	13,288,574

DIVIDENDS:
Class IB
Dividends from net investment income	(1,506,094)	(1,087,357)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 8,734,643 and 9,113,674 shares, respectively ]	54,858,410	51,943,999
Capital shares issued in reinvestment of dividends [ 220,890 and 180,153 shares, respectively ]	1,506,094	1,087,357
Capital shares repurchased [ (6,010,072) and (4,957,962) shares, respectively ]	(37,881,412)	(28,130,529)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	18,483,092	24,900,827

TOTAL INCREASE IN NET ASSETS	42,725,417	37,102,044
NET ASSETS:
Beginning of year	169,784,537	132,682,493

End of year (a)	$212,509,954	$169,784,537

__________
(a) Includes accumulated undistributed net investment income of	$8,430	$11,838

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $ 278,192,653) (Securities on loan at market value $ 15,111,428)	$305,859,623
Cash	4,508
Receivable from Separate Accounts for Trust shares sold	928,498
Dividends, interest and other receivables	272,194
Receivable for securities sold	84,609
Other assets	35

Total assets	307,149,467

LIABILITIES
Collateral held for loaned securities	15,450,240
Investment management fees payable	139,638
Distribution fees payable - Class IB	60,062
Payable to Separate Accounts for Trust shares redeemed	59,729
Administrative fees payable	27,953
Trustees’ fees payable	15
Accrued expenses	85,694

Total liabilities	15,823,331

NET ASSETS	$291,326,136

Net assets were comprised of:
Paid in capital	$263,037,878
Accumulated undistributed net investment income	39,259
Accumulated undistributed net realized gain	582,029
Unrealized appreciation on investments	27,666,970

Net assets	$291,326,136

Class IA
Net asset value, offering and redemption price per share, $122,465 / 10,418 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.76

Class IB
Net asset value, offering and redemption price per share, $291,203,671 / 24,750,256 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.77

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$4,656,073
Interest	934,145
Securities lending (net)	84

Total income	5,590,302

EXPENSES
Investment management fees	1,312,416
Distribution fees - Class IB	504,496
Administrative fees	199,397
Custodian fees	48,250
Professional fees	46,283
Printing and mailing expenses	25,800
Trustees’ fees	2,788
Miscellaneous	1,975

Gross expenses	2,141,405
Less: Waiver from investment advisor	(121,881)
Fees paid indirectly	(23,535)

Net expenses	1,995,989

NET INVESTMENT INCOME	3,594,313

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	2,986,569
Net change in unrealized appreciation on securities	26,114,668

NET REALIZED AND UNREALIZED GAIN	29,101,237

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,695,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	April 29, 2005* to December 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,594,313	$596,373
Net realized gain on investments	2,986,569	1,597,847
Net change in unrealized appreciation on investments	26,114,668	1,552,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	32,695,550	3,746,522

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,833)	(851)
Class IB	(3,561,396)	(596,011)

	(3,563,229)	(596,862)

Distributions from net realized capital gains
Class IA	(1,784)	(224)
Class IB	(3,772,163)	(228,216)

	(3,773,947)	(228,440)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,337,176)	(825,302)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 316 and 102 shares, respectively ]	3,617	1,075

Class IB
Capital shares sold [ 15,156,740 and 10,846,525 shares, respectively ]	166,340,895	110,396,819
Capital shares issued in reinvestment of dividends and distributions [ 637,673 and 78,354 shares, respectively ]	7,333,559	824,227
Capital shares repurchased [ (1,916,138) and (342,898) shares, respectively ]	(21,342,141)	(3,511,509)

Total Class IB transactions	152,332,313	107,709,537

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	152,335,930	107,710,612

TOTAL INCREASE IN NET ASSETS	177,694,304	110,631,832
NET ASSETS:
Beginning of period	113,631,832	3,000,000

End of period (a)	$291,326,136	$113,631,832

__________
(a) Includes accumulated undistributed net investment income of	$39,259	$8,175

*	The Portfolio commenced operations on April 29, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $1,868,058,293) (Securities on loan at market value $84,647,474)	$2,532,394,720
Cash	73,086,956
Foreign Cash (Cost $3,844,570)	3,857,264
Receivable for securities sold	17,666,535
Receivable from Separate Accounts for Trust shares sold	4,035,767
Dividends, interest and other receivables	2,776,648

Total assets	2,633,817,890

LIABILITIES
Collateral held for loaned securities	91,435,667
Payable for securities purchased	66,344,386
Investment management fees payable	2,244,782
Unrealized depreciation of forward foreign currency contracts	1,910,250
Payable for deferred India taxes	1,585,880
Payable to Separate Accounts for Trust shares redeemed	967,402
Distribution fees payable - Class IB	377,016
Administrative fees payable	204,819
Trustees’ fees payable	6,523
Accrued expenses	7,252

Total liabilities	165,083,977

NET ASSETS	$2,468,733,913

Net assets were comprised of:
Paid in capital	$1,740,533,893
Accumulated overdistributed net investment income	(1,964,564)
Accumulated undistributed net realized gain	69,304,087
Unrealized appreciation on investments (net of India tax of $1,571,483 on unrealized appreciation on investments) and foreign currency translations	660,860,497

Net assets	$2,468,733,913

Class IA
Net asset value, offering and redemption price per share, $619,212,367 / 38,158,896 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.23

Class IB
Net asset value, offering and redemption price per share, $1,849,521,546 / 114,005,059 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.22

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $2,362,975 foreign withholding tax)	$30,665,076
Interest	1,537,602
Securities lending (net)	395,015

Total income	32,597,693

EXPENSES
Investment management fees	20,623,525
Distribution fees - Class IB	3,683,795
Custodian fees	3,139,390
Administrative fees	1,489,700
Printing and mailing expenses	224,337
Professional fees	86,289
Trustees’ fees	25,726
Miscellaneous	49,472

Gross expenses	29,322,234
Less: Fees paid indirectly	(361,567)

Net expenses	28,960,667

NET INVESTMENT INCOME	3,637,026

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	235,213,768
Foreign currency transactions	2,120,470

Net realized gain	237,334,238

Change in unrealized appreciation (depreciation) on:
Securities (net of India tax of $1,571,483 on unrealized appreciation on investments)	352,127,861
Foreign currency translations	(418,529)

Net change in unrealized appreciation	351,709,332

NET REALIZED AND UNREALIZED GAIN	589,043,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$592,680,596

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,637,026	$4,132,312
Net realized gain on investments and foreign currency transactions	237,334,238	98,924,142
Net change in unrealized appreciation on investments and foreign currency translations	351,709,332	167,953,850

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	592,680,596	271,010,304

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3,430,439)	(1,099,514)
Class IB	(5,868,141)	(5,068,991)

	(9,298,580)	(6,168,505)

Distributions from net realized capital gains
Class IA	(43,141,553)	(4,993,087)
Class IB	(133,927,282)	(35,575,105)

	(177,068,835)	(40,568,192)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(186,367,415)	(46,736,697)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,610,780 and 11,734,168 shares, respectively ]	354,236,863	134,139,142
Capital shares issued in reinvestment of dividends and distributions [ 2,986,602 and 481,466 shares, respectively ]	46,571,992	6,092,601
Capital shares repurchased [ (2,065,636) and (44,764) shares, respectively ]	(29,684,370)	(520,378)

Total Class IA transactions	371,124,485	139,711,365

Class IB
Capital shares sold [ 43,607,430 and 43,487,776 shares, respectively ]	642,332,241	489,872,199
Capital shares issued in reinvestment of dividends and distributions [ 9,018,671 and 3,211,931 shares, respectively ]	139,795,423	40,644,096
Capital shares repurchased [ (27,240,764) and (19,247,232) shares, respectively ]	(393,830,930)	(211,592,923)

Total Class IB transactions	388,296,734	318,923,372

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	759,421,219	458,634,737

TOTAL INCREASE IN NET ASSETS	1,165,734,400	682,908,344
NET ASSETS:
Beginning of year	1,302,999,513	620,091,169

End of year (a)	$2,468,733,913	$1,302,999,513

__________
(a) Includes accumulated overdistributed net investment income of	$(1,964,564)	$(554,782)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $135,194,997) (Securities on loan at market value $15,922,244)	$142,914,684
Repurchase Agreement (Amortized cost $16,246,087)	16,246,087
Receivable from Separate Accounts for Trust shares sold	648,822
Dividends, interest and other receivables	45,467
Other assets	22

Total assets	159,855,082

LIABILITIES
Collateral held for loaned securities	16,246,087
Payable for securities purchased	4,020,223
Investment management fees payable	72,291
Payable to Separate Accounts for Trust shares redeemed	70,588
Distribution fees payable - Class IB	29,181
Administrative fees payable	14,437
Trustees’ fees payable	7
Accrued expenses	77,347

Total liabilities	20,530,161

NET ASSETS	$139,324,921

Net assets were comprised of: Paid in capital	$128,554,385
Accumulated overdistributed net investment income	(454)
Accumulated undistributed net realized gain	3,050,247
Unrealized appreciation on investments and foreign currency translations	7,720,743

Net assets	$139,324,921

Class IA
Net asset value, offering and redemption price per share, $136,973 / 10,087 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.58

Class IB
Net asset value, offering and redemption price per share, $139,187,948 / 10,267,688 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends (net of $5,050 foreign withholding tax)	$963,631
Interest	163,813

Total income	1,127,444

EXPENSES
Investment management fees	708,968
Distribution fees - Class IB	252,878
Administrative fees	113,550
Professional fees	44,200
Custodian fees	31,975
Printing and mailing expenses	13,032
Trustees’ fees	1,373
Miscellaneous	992

Gross expenses	1,166,968
Less: Waiver from investment advisor	(103,619)
Fees paid indirectly	(36,197)

Net expenses	1,027,152

NET INVESTMENT INCOME	100,292

REALIZED AND UNREALIZED GAIN
Realized gain (loss) on:
Securities	3,691,153
Foreign currency transactions	(287)

Net realized gain	3,690,866

Change in unrealized appreciation on:
Securities	4,625,096
Foreign currency translations	1,056

Net change in unrealized appreciation	4,626,152

NET REALIZED AND UNREALIZED GAIN	8,317,018

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,417,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2006	April 29, 2005* to December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$100,292	$(44,373)
Net realized gain on investments and foreign currency transactions	3,690,866	109,664
Net change in unrealized appreciation on investments and foreign currency translations	4,626,152	3,094,591

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,417,310	3,159,882

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(478)	—
Class IB	(132,996)	—

	(133,474)	—

Distributions from net realized capital gains
Class IA	(696)	—
Class IB	(675,701)	—

	(676,397)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(809,871)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 87 and 0 shares, respectively ]	1,174	—

Total Class IA transactions	1,174	—

Class IB
Capital shares sold [ 8,498,898 and 4,426,377 shares, respectively ]	110,338,471	52,402,224
Capital shares issued in reinvestment of dividends and distributions [ 60,262 and 0 shares, respectively ]	808,697	—
Capital shares repurchased [ (2,282,499) and (725,350) shares, respectively ]	(29,382,304)	(8,610,662)

Total Class IB transactions	81,764,864	43,791,562

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	81,766,038	43,791,562

TOTAL INCREASE IN NET ASSETS	89,373,477	46,951,444
NET ASSETS:
Beginning of period	49,951,444	3,000,000

End of period (a)	$139,324,921	$49,951,444

__________
(a) Includes accumulated overdistributed net investment income (loss) of	$(454)	$(26)

*	The Portfolio commenced operations on April 29, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS
Investments at value (Cost $94,988,433) (Securities on loan at market value $28,633,781)	$101,131,608
Repurchase Agreement (Amortized cost $29,317,567)	29,317,567
Cash	79,468
Receivable for securities sold	703,828
Receivable from Separate Accounts for Trust shares sold	480,112
Dividends, interest and other receivables	21,289

Total assets	131,733,872

LIABILITIES
Collateral held for loaned securities	29,317,567
Payable to Separate Accounts for Trust shares redeemed	535,116
Payable for securities purchased	187,420
Investment management fees payable	60,331
Distribution fees payable - Class IB	20,913
Administrative fees payable	12,139
Trustees’ fees payable	463
Accrued expenses	51,112

Total liabilities	30,185,061

NET ASSETS	$101,548,811

Net assets were comprised of:
Paid in capital	$94,043,048
Accumulated net investment loss	(77)
Accumulated undistributed net realized gain	1,362,665
Unrealized appreciation on investments	6,143,175

Net assets	$101,548,811

Class IA
Net asset value, offering and redemption price per share, $147,801 / 10,898 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.56

Class IB
Net asset value, offering and redemption price per share, $101,401,010 / 7,521,486 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.48

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$42,280
Interest	125,525

Total income	167,805

EXPENSES
Investment management fees	438,180
Distribution fees - Class IB	128,537
Administrative fees	76,429
Professional fees	52,404
Custodian fees	52,338
Printing and mailing expenses	7,476
Trustees’ fees	634
Miscellaneous	4,275

Gross expenses	760,273
Less: Waiver from investment advisor	(90,204)
Fees paid indirectly	(52,862)

Net expenses	617,207

NET INVESTMENT LOSS	(449,402)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	3,955,411
Net change in unrealized appreciation on securities	5,686,536

NET REALIZED AND UNREALIZED GAIN	9,641,947

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,192,545

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(449,402)	$(60,026)
Net realized gain on investments	3,955,411	741,391
Net change in unrealized appreciation on investments	5,686,536	70,062

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,192,545	751,427

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(3,531)	(7,124)
Class IB	(2,168,188)	(700,225)

TOTAL DISTRIBUTIONS	(2,171,719)	(707,349)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of distributions [ 269 and 629 shares, respectively ]	3,531	7,124

Class IB
Capital shares sold [ 8,688,104 and 1,365,533 shares, respectively ]	110,425,937	15,535,426
Capital shares issued in reinvestment of distributions [ 164,582 and 61,779 shares, respectively ]	2,168,188	700,225
Capital shares repurchased [ (2,531,151) and (542,056) shares, respectively ]	(31,828,564)	(6,240,341)

Total Class IB transactions	80,765,561	9,995,310

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	80,769,092	10,002,434

TOTAL INCREASE IN NET ASSETS	87,789,918	10,046,512
NET ASSETS:
Beginning of year	13,758,893	3,712,381

End of year (a)	$101,548,811	$13,758,893

__________
(a) Includes accumulated net investment loss of	$(77)	$(24)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO(u)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)		2004	2003(e)	2002(e)
Net asset value, beginning of year	$19.71	$19.28		$18.27	$15.28	$19.60

Income (loss) from investment operations:
Net investment income	0.43	0.47		0.29	0.19	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.58	0.53		1.25	2.99	(4.30)

Total from investment operations	2.01	1.00		1.54	3.18	(4.16)

Less distributions:
Dividends from net investment income	(0.60)	(0.57)		(0.53)	(0.19)	(0.16)

Net asset value, end of year	$21.12	$19.71		$19.28	$18.27	$15.28

Total return	10.17%	5.15%		8.57%	20.91%	(21.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$508,403	$565,938		$639,576	$693,844	$663,595
Ratio of expenses to average net assets:
After waivers	0.35%	0.84%		1.05%	1.05%	0.88%
After waivers and fees paid indirectly	0.35%	0.74%		1.05%	1.04%	0.85%
Before waivers and fees paid indirectly	0.55%	0.94%		1.15%	1.05%	0.88%
Ratio of net investment income to average net assets:
After waivers	2.13%	2.31%		1.31%	1.13%	0.82%
After waivers and fees paid indirectly	2.13%	2.41%		1.31%	1.14%	0.85%
Before waivers and fees paid indirectly	1.93%	2.21%		1.21%	1.13%	0.82%
Portfolio turnover rate	15%	155	%(d)	67%	71%	109%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.04	$0.02		$0.02	$ **	$ **

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	August 25, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.24
Net realized and unrealized gain on investments	0.91

Total from investment operations	1.15

Less distributions:
Dividends from net investment income	(0.16)

Net asset value, end of period	$10.99

Total return (b)	11.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.40%
After waivers, reimbursements, and fees paid indirectly(a)	0.10	%(c)
Before waivers, reimbursements, and fees paid indirectly(a)	4.93	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	6.34%
After waivers, reimbursements, and fees paid indirectly(a)	6.60%
Before waivers, reimbursements, and fees paid indirectly(a)	1.79%
Portfolio turnover rate	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.17

Class IB	August 25, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain on investments	0.94

Total from investment operations	1.14

Less distributions:
Dividends from net investment income	(0.15)

Net asset value, end of period	$10.99

Total return (b)	11.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,671
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.65%
After waivers, reimbursements, and fees paid indirectly(a)	0.35	%(c)
Before waivers, reimbursements, and fees paid indirectly(a)	5.18	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	5.14%
After waivers, reimbursements, and fees paid indirectly(a)	5.52%
Before waivers, reimbursements, and fees paid indirectly(a)	0.55%
Portfolio turnover rate	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.17

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$18.09	$17.49	$15.47	$10.49	$15.70

Income (loss) from investment operations:
Net investment income	0.27	0.18	0.21	0.12	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.72	0.61	2.01	5.09	(5.32)

Total from investment operations	1.99	0.79	2.22	5.21	(5.20)

Less distributions:
Dividends from net investment income	(0.28)	(0.19)	(0.20)	(0.23)	(0.01)

Net asset value, end of year	$19.80	$18.09	$17.49	$15.47	$10.49

Total return	11.01%	4.52%	14.40%	49.89%	(33.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,114,739	$7,297,020	$7,847,618	$7,472,301	$5,382,662
Ratio of expenses to average net assets:
After fees paid indirectly	0.55%	0.50%	0.43%	0.52%	0.49%
Before fees paid indirectly	0.57%	0.52%	0.52%	0.54%	0.54%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.43%	1.05%	1.23%	0.93%	0.82%
Before fees paid indirectly	1.42%	1.03%	1.14%	0.91%	0.77%
Portfolio turnover rate	35%	38%	47%	92%	136%

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$17.99	$17.39	$15.38	$10.40	$15.61

Income (loss) from investment operations:
Net investment income	0.22	0.14	0.15	0.08	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.71	0.60	2.02	5.06	(5.28)

Total from investment operations	1.93	0.74	2.17	5.14	(5.20)

Less distributions:
Dividends from net investment income	(0.23)	(0.14)	(0.16)	(0.16)	(0.01)

Net asset value, end of year	$19.69	$17.99	$17.39	$15.38	$10.40

Total return	10.72%	4.27%	14.12%	49.58%	(33.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,364,942	$2,351,936	$2,320,683	$1,884,006	$1,124,684
Ratio of expenses to average net assets:
After fees paid indirectly	0.80%	0.75%	0.68%	0.77%	0.74%
Before fees paid indirectly	0.82%	0.77%	0.77%	0.79%	0.79%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.18%	0.80%	0.98%	0.68%	0.57%
Before fees paid indirectly	1.17%	0.78%	0.89%	0.66%	0.52%
Portfolio turnover rate	35%	38%	47%	92%	136%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006(e)	2005(e)	2004	2003	2002
Net asset value, beginning of year	$18.67	$18.42	$16.62	$12.87	$16.56

Income (loss) from investment operations:
Net investment income	0.26	0.24	0.30	0.22	0.22
Net realized and unrealized gain (loss) on investments	3.23	0.83	1.80	3.73	(3.70)

Total from investment operations	3.49	1.07	2.10	3.95	(3.48)

Less distributions:
Dividends from net investment income	(0.28)	(0.24)	(0.30)	(0.20)	(0.21)
Distributions from realized gains	(1.05)	(0.58)	—	—	—

Total dividends and distributions	(1.33)	(0.82)	(0.30)	(0.20)	(0.21)

Net asset value, end of year	$20.83	$18.67	$18.42	$16.62	$12.87

Total return	18.84%	5.80%	12.67%	30.72%	(21.03)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,546,822	$1,449,066	$1,473,864	$1,382,192	$1,126,754
Ratio of expenses to average net assets:
After fees paid indirectly	0.64%	0.58%	0.55%	0.60%	0.60%
Before fees paid indirectly	0.65%	0.61%	0.61%	0.63%	0.64%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.34%	1.27%	1.69%	1.48%	1.38%
Before fees paid indirectly	1.33%	1.24%	1.63%	1.45%	1.34%
Portfolio turnover rate	49%	50%	41%	49%	75%

	Year Ended December 31,
Class IB	2006(e)	2005(e)	2004	2003	2002
Net asset value, beginning of year	$18.56	$18.32	$16.52	$12.79	$16.47

Income (loss) from investment operations:
Net investment income	0.21	0.19	0.24	0.15	0.16
Net realized and unrealized gain (loss) on investments	3.20	0.82	1.81	3.74	(3.66)

Total from investment operations	3.41	1.01	2.05	3.89	(3.50)

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.25)	(0.16)	(0.18)
Distributions from realized gains	(1.05)	(0.58)	—	—	—

Total dividends and distributions	(1.27)	(0.77)	(0.25)	(0.16)	(0.18)

Net asset value, end of year	$20.70	$18.56	$18.32	$16.52	$12.79

Total return	18.53%	5.50%	12.45%	30.42%	(21.28)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,648,546	$1,499,927	$1,409,379	$1,124,808	$653,809
Ratio of expenses to average net assets:
After fees paid indirectly	0.89%	0.83%	0.80%	0.85%	0.85%
Before fees paid indirectly	0.90%	0.86%	0.86%	0.88%	0.89%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.09%	1.02%	1.44%	1.23%	1.13%
Before fees paid indirectly	1.08%	0.99%	1.38%	1.20%	1.09%
Portfolio turnover rate	49%	50%	41%	49%	75%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003 (e)	2002
Net asset value, beginning of year	$9.77	$10.00	$10.11	$10.30	$9.88

Income (loss) from investment operations:
Net investment income	0.40	0.34	0.32	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.07)	(0.19)	(0.09)	(0.02)	0.60

Total from investment operations	0.33	0.15	0.23	0.24	0.87

Less distributions:
Dividends from net investment income	(0.43)	(0.38)	(0.33)	(0.33)	(0.24)
Distributions from realized gains	—	—	(0.01)	(0.10)	(0.21)

Total dividends and distributions	(0.43)	(0.38)	(0.34)	(0.43)	(0.45)

Net asset value, end of year	$9.67	$9.77	$10.00	$10.11	$10.30

Total return	3.35%	1.51%	2.13%	2.45%	8.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$222,451	$248,266	$296,399	$344,547	$391,662
Ratio of expenses to average net assets	0.61%	0.56%	0.56%	0.57%	0.59%
Ratio of net investment income to average net assets	4.03%	3.42%	2.95%	2.51%	3.20%
Portfolio turnover rate	231%	251%	274%	477%	622%

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003 (e)	2002
Net asset value, beginning of year	$9.71	$9.94	$10.05	$10.24	$9.83

Income (loss) from investment operations:
Net investment income	0.37	0.32	0.28	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.06)	(0.20)	(0.08)	(0.02)	0.64

Total from investment operations	0.31	0.12	0.20	0.21	0.85

Less distributions:
Dividends from net investment income	(0.40)	(0.35)	(0.30)	(0.30)	(0.23)
Distributions from realized gains	—	—	(0.01)	(0.10)	(0.21)

Total dividends and distributions	(0.40)	(0.35)	(0.31)	(0.40)	(0.44)

Net asset value, end of year	$9.62	$9.71	$9.94	$10.05	$10.24

Total return	3.07%	1.24%	1.97%	2.10%	8.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$486,352	$542,787	$595,497	$630,578	$545,598
Ratio of expenses to average net assets	0.86%	0.81%	0.81%	0.82%	0.84%
Ratio of net investment income to average net assets	3.74%	3.17%	2.70%	2.26%	2.95%
Portfolio turnover rate	231%	251%	274%	477%	622%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO (g)(m)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$12.70	$11.17	$9.62	$7.24	$8.03

Income (loss) from investment operations:
Net investment income	0.19	0.18	0.13	0.11	0.01
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	2.82	1.56	1.64	2.43	(0.80)

Total from investment operations	3.01	1.74	1.77	2.54	(0.79)

Less distributions:
Dividends from net investment income	(0.24)	(0.21)	(0.22)	(0.16)	—
Distributions from realized gains	(1.05)	—	—	—	—

Total dividends and distributions	(1.29)	(0.21)	(0.22)	(0.16)	—

Net asset value, end of year	$14.42	$12.70	$11.17	$9.62	$7.24

Total return	23.80%	15.61%	18.51%	35.28%	(9.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,602,552	$1,330,210	$1,212,207	$1,091,319	$876,907
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.85%	0.85%	1.02%
After waivers and fees paid indirectly	0.85%	0.84%	0.83%	0.85%	1.00%
Before waivers and fees paid indirectly	0.88%	0.85%	0.85%	0.87%	1.04%
Ratio of net investment income to average net assets:
After waivers	1.36%	1.60%	1.28%	1.29%	0.60%
After waivers and fees paid indirectly	1.37%	1.61%	1.30%	1.29%	0.62%
Before waivers and fees paid indirectly	1.33%	1.60%	1.28%	1.27%	0.58%
Portfolio turnover rate	70%	67%	60%	59%	47%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$— #	$— #	N/A

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$12.53	$11.02	$9.50	$7.13	$7.94

Income (loss) from investment operations:
Net investment income	0.15	0.15	0.10	0.07	0.01
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	2.78	1.53	1.61	2.44	(0.82)

Total from investment operations	2.93	1.68	1.71	2.51	(0.81)

Less distributions:
Dividends from net investment income	(0.19)	(0.17)	(0.19)	(0.14)	—
Distributions from realized gains	(1.05)	—	—	—	—

Total dividends and distributions	(1.24)	(0.17)	(0.19)	(0.14)	—

Net asset value, end of year	$14.22	$12.53	$11.02	$9.50	$7.13

Total return	23.55%	15.33%	18.10%	35.27%	(10.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,342,183	$930,307	$667,930	$488,571	$205,496
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.10%	1.27%
After waivers and fees paid indirectly	1.10%	1.09%	1.08%	1.10%	1.25%
Before waivers and fees paid indirectly	1.13%	1.10%	1.10%	1.12%	1.29%
Ratio of net investment income to average net assets:
After waivers	1.10%	1.35%	1.03%	1.04%	0.35%
After waivers and fees paid indirectly	1.10%	1.36%	1.05%	1.04%	0.37%
Before waivers and fees paid indirectly	1.06%	1.35%	1.03%	1.02%	0.33%
Portfolio turnover rate	70%	67%	60%	59%	47%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$— #	$— #	N/A

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)		2005 (e)	2004	2003	2002
Net asset value, beginning of year	$7.85		$6.81	$6.27	$5.07	$7.35

Income (loss) from investment operations:
Net investment loss	—	#	(0.02)	(0.01)	— #	(0.02)
Net realized and unrealized gain (loss) on investments	(0.03)		1.06	0.55	1.20	(2.26)

Total from investment operations	(0.03)		1.04	0.54	1.20	(2.28)

Net asset value, end of year	$7.82		$7.85	$6.81	$6.27	$5.07

Total return	(0.38)%		15.27%	8.61%	23.67%	(31.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$108,447		$294,078	$405,919	$355,205	$21,361
Ratio of expenses to average net assets:
After waivers	0.80%		0.80%	0.85%	0.90%	0.90%
After waivers and fees paid indirectly	0.78%		0.77%	0.79%	0.89%	0.89%
Before waivers and fees paid indirectly	0.98%		0.95%	0.95%	0.95%	0.99%
Ratio of net investment loss to average net assets:
After waivers	(0.07)%		(0.25)%	(0.15)%	(0.10)%	(0.24)%
After waivers and fees paid indirectly	(0.05)%		(0.22)%	(0.09)%	(0.09)%	(0.23)%
Before waivers and fees paid indirectly	(0.25)%		(0.40)%	(0.25)%	(0.15)%	(0.33)%
Portfolio turnover rate	83%		55%	77%	77%	99%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$0.01		$0.01	$0.01	$— #	$0.01

	Year Ended December 31,
Class IB	2006 (e)		2005 (e)	2004	2003	2002
Net asset value, beginning of year	$7.72		$6.72	$6.20	$5.03	$7.31

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.03)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.02)		1.03	0.54	1.19	(2.25)

Total from investment operations	(0.04)		1.00	0.52	1.17	(2.28)

Net asset value, end of year	$7.68		$7.72	$6.72	$6.20	$5.03

Total return	(0.52)%		14.88%	8.39%	23.26%	(31.19)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$728,698		$801,981	$727,261	$725,650	$580,975
Ratio of expenses to average net assets:
After waivers	1.05%		1.05%	1.10%	1.15%	1.15%
After waivers and fees paid indirectly	1.03%		1.02%	1.04%	1.14%	1.14%
Before waivers and fees paid indirectly	1.23	%(c)	1.20%	1.20%	1.20%	1.24%
Ratio of net investment loss to average net assets:
After waivers	(0.30)%		(0.50)%	(0.40)%	(0.35)%	(0.49)%
After waivers and fees paid indirectly	(0.28)%		(0.47)%	(0.34)%	(0.34)%	(0.48)%
Before waivers and fees paid indirectly	(0.50)%		(0.65)%	(0.50)%	(0.40)%	(0.58)%
Portfolio turnover rate	83%		55%	77%	77%	99%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$0.01		$0.01	$0.01	$— #	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN QUALITY BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003(e)	2002(e)
Net asset value, beginning of year	$10.02	$10.20	$10.25	$10.17	$9.81

Income (loss) from investment operations:
Net investment income	0.43	0.36	0.26	0.24	0.32
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)	(0.12)	0.15	0.12	0.45

Total from investment operations	0.41	0.24	0.41	0.36	0.77

Less distributions:
Dividends from net investment income	(0.43)	(0.39)	(0.27)	(0.15)	(0.28)
Distributions from realized gains	—	(0.03)	(0.19)	(0.13)	(0.13)

Total dividends and distributions	(0.43)	(0.42)	(0.46)	(0.28)	(0.41)

Net asset value, end of year	$10.00	$10.02	$10.20	$10.25	$10.17

Total return	4.06%	2.33%	3.95%	3.83%	7.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,644,924	$1,543,231	$1,627,106	$1,459,282	$341,209
Ratio of expenses to average net assets	0.61%	0.55%	0.56%	0.58%	0.62%
Ratio of net investment income to average net assets	4.25%	3.51%	2.55%	2.35%	3.16%
Portfolio turnover rate	353%	531%	659%	697%	755%

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003(e)	2002(e)
Net asset value, beginning of year	$9.96	$10.15	$10.19	$10.12	$9.77

Income (loss) from investment operations:
Net investment income	0.40	0.33	0.23	0.22	0.29
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.01)	(0.13)	0.16	0.11	0.46

Total from investment operations	0.39	0.20	0.39	0.33	0.75

Less distributions:
Dividends from net investment income	(0.40)	(0.36)	(0.24)	(0.13)	(0.27)
Distributions from realized gains	—	(0.03)	(0.19)	(0.13)	(0.13)

Total dividends and distributions	(0.40)	(0.39)	(0.43)	(0.26)	(0.40)

Net asset value, end of year	$9.95	$9.96	$10.15	$10.19	$10.12

Total return	3.79%	1.95%	3.79%	3.56%	7.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$480,846	$465,584	$424,156	$367,273	$189,680
Ratio of expenses to average net assets	0.86%	0.80%	0.81%	0.83%	0.87%
Ratio of net investment income to average net assets	4.00%	3.26%	2.30%	2.10%	2.91%
Portfolio turnover rate	353%	531%	659%	697%	755%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO(j)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$16.28	$14.57	$12.75	$9.02	$12.90

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.06)	(0.06)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	1.60	1.77	1.88	3.75	(3.82)

Total from investment operations	1.51	1.71	1.82	3.73	(3.88)

Less distributions:
Distributions from realized gains	(1.42)	—	—	—	—

Net asset value, end of year	$16.37	$16.28	$14.57	$12.75	$9.02

Total return	9.28%	11.74%	14.27%	41.35%	(30.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$509,593	$507,858	$493,124	$451,408	$317,679
Ratio of expenses to average net assets:
After fees paid indirectly	0.83%	0.76%	0.73%	0.78%	0.81%
Before fees paid indirectly	0.84%	0.80%	0.81%	0.82%	0.83%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.51)%	(0.39)%	(0.48)%	(0.21)%	(0.55)%
Before fees paid indirectly	(0.52)%	(0.43)%	(0.56)%	(0.25)%	(0.57)%
Portfolio turnover rate	74%	103%	81%	114%	110%

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$15.93	$14.29	$12.54	$8.90	$12.75

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.09)	(0.09)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	1.57	1.73	1.84	3.68	(3.77)

Total from investment operations	1.44	1.64	1.75	3.64	(3.85)

Less distributions:
Distributions from realized gains	(1.42)	—	—	—	—

Net asset value, end of year	$15.95	$15.93	$14.29	$12.54	$8.90

Total return	8.98%	11.55%	13.96%	40.90%	(30.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$720,886	$692,269	$639,666	$552,216	$308,406
Ratio of expenses to average net assets:
After fees paid indirectly	1.08%	1.01%	0.98%	1.03%	1.06%
Before fees paid indirectly	1.09%	1.05%	1.06%	1.07%	1.08%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.76)%	(0.64)%	(0.73)%	(0.46)%	(0.80)%
Before fees paid indirectly	(0.77)%	(0.68)%	(0.81)%	(0.50)%	(0.82)%
Portfolio turnover rate	74%	103%	81%	114%	110%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$14.51	$14.21	$12.77	$10.03	$11.77

Income (loss) from investment operations:
Net investment income	0.30	0.26	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	2.83	0.55	1.55	2.73	(1.76)

Total from investment operations	3.13	0.81	1.75	2.91	(1.58)

Less distributions:
Dividends from net investment income	(0.30)	(0.21)	(0.22)	(0.17)	(0.16)
Distributions from realized gains	(0.95)	(0.30)	(0.09)	—	—

Total dividends and distributions	(1.25)	(0.51)	(0.31)	(0.17)	(0.16)

Net asset value, end of year	$16.39	$14.51	$14.21	$12.77	$10.03

Total return	21.70%	5.68%	13.74%	29.07%	(13.42)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,531,086	$1,329,984	$49,292	$32,274	$21,214
Ratio of expenses to average net assets:
After waivers	0.70%	0.66%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.69%	0.59%	0.70%	0.70%	0.69%
Before waivers and fees paid indirectly	0.70%	0.66%	0.70%	0.70%	0.73%
Ratio of net investment income to average net assets:
After waivers	1.92%	1.74%	1.74%	1.82%	1.77%
After waivers and fees paid indirectly	1.93%	1.81%	1.74%	1.82%	1.78%
Before waivers and fees paid indirectly	1.92%	1.74%	1.74%	1.82%	1.75%
Portfolio turnover rate	28%	16%	28%	21%	13%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$— #

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$14.50	$14.20	$12.76	$10.03	$11.77

Income (loss) from investment operations:
Net investment income	0.26	0.22	0.18	0.15	0.14
Net realized and unrealized gain (loss) on investments	2.83	0.55	1.53	2.73	(1.74)

Total from investment operations	3.09	0.77	1.71	2.88	(1.60)

Less distributions:
Dividends from net investment income	(0.26)	(0.17)	(0.18)	(0.15)	(0.14)
Distributions from realized gains	(0.95)	(0.30)	(0.09)	—	—

Total dividends and distributions	(1.21)	(0.47)	(0.27)	(0.15)	(0.14)

Net asset value, end of year	$16.38	$14.50	$14.20	$12.76	$10.03

Total return	21.41%	5.42%	13.46%	28.73%	(13.61)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,844,395	$2,219,168	$2,006,001	$1,508,256	$800,212
Ratio of expenses to average net assets:
After waivers	0.95%	0.91%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%	0.84%	0.95%	0.95%	0.94%
Before waivers and fees paid indirectly	0.95%	0.91%	0.95%	0.95%	0.98%
Ratio of net investment income to average net assets:
After waivers	1.67%	1.49%	1.49%	1.57%	1.52%
After waivers and fees paid indirectly	1.68%	1.56%	1.49%	1.57%	1.53%
Before waivers and fees paid indirectly	1.67%	1.49%	1.49%	1.57%	1.50%
Portfolio turnover rate	28%	16%	28%	21%	13%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)		October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.16		$10.00

Income (loss) from investment operations:
Net investment income	0.09		0.04
Net realized and unrealized gain on investments	1.07		0.17

Total from investment operations	1.16		0.21

Less distributions:
Dividends from net investment income	(0.08)		(0.05)
Distributions from realized gains	(0.04)		—

Total dividends and distributions	(0.12)		(0.05)

Net asset value, end of period	$11.20		$10.16

Total return (b)	11.43%		2.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$114		$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%		0.89%
After waivers and reimbursements, and fees paid indirectly (a)	0.76	%(c)	7.68%
Before waivers and reimbursements, and fees paid indirectly (a)	1.23	%(c)	7.68%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.70%		1.55%
After waivers and reimbursements, and fees paid indirectly (a)	0.82%		1.55%
Before waivers and reimbursements, and fees paid indirectly (a)	0.32%		(5.24)%
Portfolio turnover rate	34%		5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04		$0.17

Class IB	Year Ended December 31, 2006 (e)		October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.18		$10.00

Income (loss) from investment operations:
Net investment income	0.07		0.03
Net realized and unrealized gain on investments	1.06		0.17

Total from investment operations	1.13		0.20

Less distributions:
Dividends from net investment income	(0.05)		(0.02)
Distributions from realized gains	(0.04)		—

Total dividends and distributions	(0.09)		(0.02)

Net asset value, end of period	$11.22		$10.18

Total return (b)	11.24%		1.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,514		$9,074
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.15%		1.14%
After waivers and reimbursements, and fees paid indirectly (a)	1.01%		7.93%
Before waivers and reimbursements, and fees paid indirectly (a)	1.48%		7.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.53%		1.30%
After waivers and reimbursements, and fees paid indirectly (a)	0.66%		1.30%
Before waivers and reimbursements, and fees paid indirectly (a)	0.19%		(5.49)%
Portfolio turnover rate	34%		5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.03		$0.17

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

						May 1, 2003* to December 31, 2003

	Year Ended December 31,
Class IB	2006	2005		2004(c)
Net asset value, beginning of period	$10.74		$9.99		$9.64		$10.00

Income from investment operations:
Net investment income (loss)	0.28		0.08		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments	(0.13)		0.67		0.39		(0.31)

Total from investment operations	0.15		0.75		0.35		(0.36)

Less distributions:
Distributions from net investment income	(0.30)		—		—		—

Net asset value, end of period	$10.59		$10.74		$9.99		$9.64

Total return (b)	1.45%		7.51%		3.63%		(3.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$167,206		$144,730		$53,045		$9,508
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	3.06%		3.21%		3.14%		2.98%
After waivers and reimbursements, exclusive dividends on securities sold short (a)	1.99%		1.99%		1.99%		2.00%
Before waivers and reimbursements (a)	3.06%		3.23%		4.10%		7.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	2.54%		1.02%		(0.77)%		(0.90)%
Portfolio turnover rate	147%		123%		89%		131%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$	***	$	***	$	***

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)		2004	2003(e)		2002(e)
Net asset value, beginning of year	$10.11	$10.69		$11.56		$11.83		$11.27

Income (loss) from investment operations:
Net investment income	0.45	0.42		0.55		0.49		0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.06)	(0.33)		(0.30)		(0.17)		0.49

Total from investment operations	0.39	0.09		0.25		0.32		1.01

Less distributions:
Dividends from net investment income	(0.48)	(0.49)		(1.10)		(0.59)		(0.45)
Distributions from realized gains	(0.01)	(0.18)		(0.02)		—		—

Total dividends and distributions	(0.49)	(0.67)		(1.12)		(0.59)		(0.45)

Net asset value, end of year	$10.01	$10.11		$10.69		$11.56		$11.83

Total return	3.85%	0.89%		2.24%		2.67%		9.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,299	$47,085		$61,708		$73,772		$92,499
Ratio of expenses to average net assets:
After waivers	0.65%	0.75	%(c)	0.75%		0.66%		0.65%
Before waivers	0.72%	0.76	%(c)	0.78%		0.66%		0.65%
Ratio of net investment income to average net assets:
After waivers	4.45%	3.91	%(c)	3.91%		4.14%		4.56%
Before waivers	4.37%	3.90	%(c)	3.88%		4.14%		4.56%
Portfolio turnover rate	153%	49%		13%		14%		10%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$—	#	$— #	$	**	$	**

Class IB	Year Ended December 31, 2006 (e)		June 20, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.12		$10.77

Income from investment operations:
Net investment income	0.44		0.21
Net realized and unrealized loss on investments and foreign currency transactions	(0.07)		(0.21)

Total from investment operations	0.37		—	#

Less distributions:
Dividends from net investment income	(0.46)		(0.47)
Distributions from realized gains	(0.01)		(0.18)

Total dividends and distributions	(0.47)		(0.65)

Net asset value, end of period	$10.02		$10.12

Total return (b)	3.58%		(0.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$598		$251
Ratio of expenses to average net assets:
After waivers (a)	0.90	%(c)	1.00	%(c)
Before waivers (a)	0.97	%(c)	1.01	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.30%		3.66	%(c)
Before waivers (a)	4.18%		3.65	%(c)
Portfolio turnover rate	153%		49%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$—	#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO(n)

FINANCIAL HIGHLIGHTS — (Continued)

			December 13, 2004* to December 31, 2004(e)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)
Net asset value, beginning of period	$6.35	$6.06	$5.99

Income from investment operations:
Net investment income	0.14	0.12	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.88	0.27	0.15

Total from investment operations	1.02	0.39	0.16

Less distributions:
Dividends from net investment income	(0.14)	(0.10)	(0.09)
Distributions from realized gains	(0.32)	—	—

Total dividends and distributions	(0.46)	(0.10)	(0.09)

Net asset value, end of period	$6.91	$6.35	$6.06

Total return (b)	16.17%	6.47%	1.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$104,746	$109,196	$117,151
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80	%(c)
After waivers and fees paid indirectly (a)	0.80%	0.79%	0.80	%(c)
Before waivers and fees paid indirectly (a)	0.87%	0.83%	0.89	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	2.09%	1.90%	1.85	%(c)
After waivers and fees paid indirectly (a)	2.09%	1.91%	1.85	%(c)
Before waivers and fees paid indirectly (a)	2.02%	1.87%	1.76	%(c)
Portfolio turnover rate	84%	92%	55%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$—	#

	Year Ended December 31,
Class IB	2006 (e)	2005(e)	2004(e)	2003(e)		2002(e)
Net asset value, beginning of year	$6.36	$6.07	$5.27		$4.22		$5.02

Income (loss) from investment operations:
Net investment income	0.12	0.10	0.09		0.08		0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.89	0.28	0.85		1.04		(0.81)

Total from investment operations	1.01	0.38	0.94		1.12		(0.74)

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.14)		(0.07)		(0.06)
Distributions from realized gains	(0.32)	—	—		—		—

Total dividends and distributions	(0.44)	(0.09)	(0.14)		(0.07)		(0.06)

Net asset value, end of year	$6.93	$6.36	$6.07		$5.27		$4.22

Total return	16.01%	6.19%	17.88%		26.65%		(14.76)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$344,728	$260,079	$92,294		$48,094		$37,716
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%		1.05%		0.90%
After waivers and fees paid indirectly	1.05%	1.04%	1.05%		N/A		N/A
Before waivers and fees paid indirectly	1.12%	1.08%	1.21%		1.06%		0.90%
Ratio of net investment income to average net assets:
After waivers	1.84%	1.65%	1.60%		1.70%		1.44%
After waivers and fees paid indirectly	1.84%	1.66%	1.60%		N/A		N/A
Before waivers and fees paid indirectly	1.77%	1.62%	1.44%		1.69%		1.44%
Portfolio turnover rate	84%	92%	55%		103%		35%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$0.01	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO(o)

FINANCIAL HIGHLIGHTS — (Continued)

						October 2, 2002* to December 31, 2002

	Year Ended December 31,
Class IA	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of period	$8.26		$7.84	$7.55	$5.88	$5.64

Income (loss) from investment operations:
Net investment income (loss)	0.03		— #	— #	(0.01)	— #
Net realized and unrealized gain on investments and foreign currency transactions	0.42		0.70	0.29	1.68	0.24

Total from investment operations	0.45		0.70	0.29	1.67	0.24

Less distributions:
Distributions from realized gains	(0.09)		(0.28)	—	—	—

Net asset value, end of period	$8.62		$8.26	$7.84	$7.55	$5.88

Total return (b)	5.50%		8.92%	3.84%	28.40%	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,005		$74	$68	$65	$51
Ratio of expenses to average net assets:
After waivers (a)	0.80%		0.80%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.80%		0.78%	0.75%	0.75%	0.70%
Before waivers and fees paid indirectly (a)	0.87%		0.84%	0.94%	1.20%	1.82%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.34%		(0.02)%	— %‡‡	(0.20)%	(0.13)%
After waivers and fees paid indirectly (a)	0.34%		— %‡‡	0.05%	(0.15)%	(0.03)%
Before waivers and fees paid indirectly (a)	0.27%		(0.06)%	(0.14)%	(0.60)%	(1.15)%
Portfolio turnover rate	61%		114%	38%	54%	130%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01		$— #	$0.01	$0.03	$0.02

	Year Ended December 31,
Class IB	2006(e)		2005(e)	2004	2003	2002
Net asset value, beginning of year	$8.19		$7.79	$7.52	$5.88	$7.99

Income (loss) from investment operations:
Net investment loss	—	#	(0.02)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain on investments and foreign currency transactions	0.43		0.70	0.28	1.66	(2.10)

Total from investment operations	0.43		0.68	0.27	1.64	(2.11)

Less distributions:
Distributions from realized gains	(0.09)		(0.28)	—	—	—

Net asset value, end of year	$8.53		$8.19	$7.79	$7.52	$5.88

Total return	5.30%		8.72%	3.59%	27.89%	(26.41)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$79,100		$72,411	$47,244	$33,711	$11,064
Ratio of expenses to average net assets:
After waivers	1.05%		1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%		1.03%	1.00%	1.00%	0.95%
Before waivers and fees paid indirectly	1.12	%(c)	1.09%	1.19%	1.45%	2.07%
Ratio of net investment loss to average net assets:
After waivers	(0.01)%		(0.27)%	(0.25)%	(0.45)%	(0.38)%
After waivers and fees paid indirectly	(0.01)%		(0.25)%	(0.20)%	(0.40)%	(0.28)%
Before waivers and fees paid indirectly	(0.06)%		(0.31)%	(0.39)%	(0.85)%	(1.40)%
Portfolio turnover rate	61%		114%	38%	54%	130%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	#	$— #	$0.01	$0.02	$0.04

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

					October 2, 2002* to December 31, 2002
	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of period	$13.07	$12.43	$11.84	$9.56	$9.28

Income from investment operations:
Net investment income	0.03	0.02	0.12	0.04	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.97	0.65	0.57	2.28	0.31

Total from investment operations	1.00	0.67	0.69	2.32	0.32

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.10)	(0.04)	(0.04)

Net asset value, end of period	$14.01	$13.07	$12.43	$11.84	$9.56

Total return (b)	7.63%	5.38%	5.81%	24.27%	3.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$139	$131	$126	$117	$51
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.69%	0.69%	0.42%	0.68%	0.67%
Before waivers and fees paid indirectly (a)	0.78%	0.74%	0.74%	0.78%	0.77%
Ratio of net investment income to average net assets:
After waivers (a)	0.24%	0.17%	0.71%	0.35%	0.33%
After waivers and fees paid indirectly (a)	0.25%	0.18%	0.99%	0.37%	0.36%
Before waivers and fees paid indirectly (a)	0.17%	0.13%	0.67%	0.27%	0.26%
Portfolio turnover rate	33%	49%	133%	62%	147%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$— #	$— #	$0.01	$— #

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$13.06	$12.46	$11.87	$9.58	$13.03

Income (loss) from investment operations:
Net investment income (loss)	— #	(0.01)	0.09	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	0.64	0.56	2.29	(3.45)

Total from investment operations	0.97	0.63	0.65	2.30	(3.44)

Less distributions:
Dividends from net investment income	(0.02)	(0.03)	(0.06)	(0.01)	(0.01)

Net asset value, end of year	$14.01	$13.06	$12.46	$11.87	$9.58

Total return	7.44%	5.04%	5.53%	24.05%	(26.39)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$402,219	$297,416	$254,282	$263,715	$199,462
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%	0.94%	0.67%	0.93%	0.92%
Before waivers and fees paid indirectly	1.03%	0.99%	0.99%	1.03%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.01)%	(0.08)%	0.46%	0.10%	0.08%
After waivers and fees paid indirectly	— ‡‡%	(0.07)%	0.74%	0.12%	0.11%
Before waivers and fees paid indirectly	(0.09)%	(0.12)%	0.42%	0.02%	0.01%
Portfolio turnover rate	33%	49%	133%	62%	147%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$— #	$— #	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,					March 25, 2002* to December 31, 2002
Class IA	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of period	$12.47		$10.80	$9.64	$7.35	$8.77

Income (loss) from investment operations:
Net investment income	0.15		0.15	0.09	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.26		1.73	1.24	2.34	(1.35)

Total from investment operations	2.41		1.88	1.33	2.41	(1.30)

Less distributions:
Dividends from net investment income	(0.19)		(0.20)	(0.17)	(0.12)	(0.12)
Distributions from realized gains	(0.80)		(0.01)	—	—	—

Total dividends and distributions	(0.99)		(0.21)	(0.17)	(0.12)	(0.12)

Net asset value, end of period	$13.89		$12.47	$10.80	$9.64	$7.35

Total return (b)	19.57%		17.43%	13.86%	33.05%	(14.81)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$430,037		$119,304	$74,741	$320	$84
Ratio of expenses to average net assets:
After waivers (a)	0.95%		0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly (a)	0.95%		0.93%	0.92%	0.93%	0.92%
Before waivers and fees paid indirectly (a)	1.01%		1.00%	1.02%	1.06%	1.14%
Ratio of net investment income to average net assets:
After waivers (a)	1.08%		1.32%	0.98%	0.90%	0.76%
After waivers and fees paid indirectly (a)	1.08%		1.34%	1.01%	0.92%	0.79%
Before waivers and fees paid indirectly (a)	1.02%		1.27%	0.91%	0.79%	0.57%
Portfolio turnover rate	25%		24%	19%	12%	23%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01	$0.01	$0.01	$0.01

	Year Ended December 31,
Class IB	2006 (e)		2005 (e)	2004	2003	2002
Net asset value, beginning of period	$12.48		$10.81	$9.64	$7.35	$8.77

Income (loss) from investment operations:
Net investment income	0.14		0.12	0.08	0.05	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.24		1.73	1.23	2.34	(1.37)

Total from investment operations	2.38		1.85	1.31	2.39	(1.31)

Less distributions:
Dividends from net investment income	(0.16)		(0.17)	(0.14)	(0.10)	(0.11)
Distributions from realized gains	(0.80)		(0.01)	—	—	—

Total dividends and distributions	(0.96)		(0.18)	(0.14)	(0.10)	(0.11)

Net asset value, end of period	$13.90		$12.48	$10.81	$9.64	$7.35

Total return	19.25%		17.12%	13.68%	32.54%	(15.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,117,308		$828,324	$609,846	$357,162	$125,521
Ratio of expenses to average net assets:
After waivers	1.20%		1.20%	1.20%	1.20%	1.20%
After waivers and fees paid indirectly	1.20%		1.18%	1.17%	1.18%	1.17%
Before waivers and fees paid indirectly	1.26	%(c)	1.25%	1.27%	1.31%	1.39%
Ratio of net investment income to average net assets:
After waivers	1.03%		1.07%	0.73%	0.65%	0.51%
After waivers and fees paid indirectly	1.04%		1.09%	0.76%	0.67%	0.54%
Before waivers and fees paid indirectly	0.98%		1.02%	0.66%	0.54%	0.32%
Portfolio turnover rate	25%		24%	19%	12%	23%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01	$0.01	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO(h)(p)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				March 25, 2002* to December 31, 2002
Class IA	2006(e)	2005 (e)	2004(e)	2003
Net asset value, beginning of period	$12.50	$11.86	$10.75	$8.22	$10.84

Income (loss) from investment operations:
Net investment income	0.11	0.09	0.10	0.05	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.44	0.65	1.11	2.54	(2.71)

Total from investment operations	1.55	0.74	1.21	2.59	(2.60)

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.10)	(0.06)	(0.02)

Net asset value, end of period	$13.94	$12.50	$11.86	$10.75	$8.22

Total return (b)	12.32%	6.32%	11.28%	31.55%	(23.94)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,494	$3,981	$523	$210	$82
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.69%	0.69%	0.65%	0.68%	0.18%
Before waivers and fees paid indirectly (a)	0.75%	0.70%	0.70%	0.72%	0.81%
Ratio of net investment income to average net assets:
After waivers (a)	0.81%	0.72%	0.82%	0.63%	0.75%
After waivers and fees paid indirectly (a)	0.82%	0.73%	0.87%	0.65%	1.27%
Before waivers and fees paid indirectly (a)	0.76%	0.72%	0.82%	0.61%	0.64%
Portfolio turnover rate	28%	30%	20%	24%	222%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$— #	$— #	$— #	$0.01

	Year Ended December 31,
Class IB	2006(e)	2005 (e)	2004(e)	2003	2002
Net asset value, beginning of year	$12.51	$11.86	$10.76	$8.22	$10.93

Income (loss) from investment operations:
Net investment income	0.07	0.06	0.07	0.03	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.45	0.66	1.10	2.55	(2.73)

Total from investment operations	1.52	0.72	1.17	2.58	(2.69)

Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.07)	(0.04)	(0.02)

Net asset value, end of year	$13.95	$12.51	$11.86	$10.76	$8.22

Total return	12.12%	6.05%	10.89%	31.41%	(24.62)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,060,928	$1,025,615	$1,028,221	$877,404	$563,396
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%	0.94%	0.90%	0.93%	0.43%
Before waivers and fees paid indirectly	1.00%	0.95%	0.95%	0.97%	1.06%
Ratio of net investment income to average net assets:
After waivers	0.56%	0.47%	0.57%	0.38%	0.50%
After waivers and fees paid indirectly	0.57%	0.48%	0.62%	0.40%	1.02%
Before waivers and fees paid indirectly	0.51%	0.47%	0.57%	0.36%	0.39%
Portfolio turnover rate	28%	30%	20%	24%	222%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$— #	$— #	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO(k)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,					March 25, 2002* to December 31, 2002
Class IA	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of period	$11.53		$11.50	$10.57	$7.77	$10.12

Income (loss) from investment operations:
Net investment income	0.11		0.08	0.06	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.07		0.63	0.95	2.82	(2.35)

Total from investment operations	1.18		0.71	1.01	2.85	(2.30)

Less distributions:
Dividends from net investment income	(0.11)		(0.09)	(0.08)	(0.05)	(0.05)
Distributions from realized gains	(0.81)		(0.59)	—	—	—

Total dividends and distributions	(0.92)		(0.68)	(0.08)	(0.05)	(0.05)

Net asset value, end of period	$11.79		$11.53	$11.50	$10.57	$7.77

Total return (b)	10.26%		6.24%	9.58%	36.72%	(22.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,943		$7,222	$4,152	$1,359	$93
Ratio of expenses to average net assets:
After waivers (a)	0.70%		0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.69%		0.69%	0.68%	0.68%	0.66%
Before waivers and fees paid indirectly (a)	0.75%		0.70%	0.70%	0.72%	0.77%
Ratio of net investment income to average net assets:
After waivers (a)	0.90%		0.70%	0.74%	0.60%	0.68%
After waivers and fees paid indirectly (a)	0.90%		0.71%	0.76%	0.62%	0.72%
Before waivers and fees paid indirectly (a)	0.85%		0.70%	0.74%	0.58%	0.61%
Portfolio turnover rate	30%		31%	19%	15%	30%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$—	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2006 (e)		2005 (e)	2004	2003	2002
Net asset value, beginning of year	$11.53		$11.50	$10.57	$7.77	$10.22

Income (loss) from investment operations:
Net investment income	0.08		0.05	0.05	0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.07		0.63	0.93	2.81	(2.45)

Total from investment operations	1.15		0.68	0.98	2.83	(2.42)

Less distributions:
Dividends from net investment income	(0.08)		(0.06)	(0.05)	(0.03)	(0.03)
Distributions from realized gains	(0.81)		(0.59)	—	—	—

Total dividends and distributions	(0.89)		(0.65)	(0.05)	(0.03)	(0.03)

Net asset value, end of year	$11.79		$11.53	$11.50	$10.57	$7.77

Total return	9.98%		5.97%	9.30%	36.38%	(23.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,228,903		$1,137,003	$1,040,979	$752,983	$273,334
Ratio of expenses to average net assets:
After waivers	0.95%		0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%		0.94%	0.93%	0.93%	0.91%
Before waivers and fees paid indirectly	1.00	%(c)	0.95%	0.95%	0.97%	1.02%
Ratio of net investment income to average net assets:
After waivers	0.65%		0.45%	0.49%	0.35%	0.43%
After waivers and fees paid indirectly	0.65%		0.46%	0.51%	0.37%	0.47%
Before waivers and fees paid indirectly	0.60%		0.45%	0.49%	0.33%	0.36%
Portfolio turnover rate	30%		31%	19%	15%	30%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01		$—	$— #	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003(e)		2002(e)
Net asset value, beginning of year	$4.56	$4.70	$4.82		$4.04		$4.34

Income (loss) from investment operations:
Net investment income	0.32	0.32	0.35		0.33		0.36
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.04	(0.19)	0.10		0.54		(0.30)

Total from investment operations	0.36	0.13	0.45		0.87		0.06

Less distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.57)		(0.09)		(0.36)

Net asset value, end of year	$4.65	$4.56	$4.70		$4.82		$4.04

Total return (b)	7.95%	2.72%	9.70%		22.64%		1.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$192,056	$115,154	$86,676		$90,014		$77,130
Ratio of expenses to average net assets:
After waivers	0.96%	0.85%	0.85%		0.79%		0.79%
After waivers and fees paid indirectly	0.96%	0.85%	N/A		N/A		N/A
Before waivers and fees paid indirectly	1.00%	1.01%	0.97%		0.79%		0.79%
Ratio of net investment income to average net assets:
After waivers	6.76%	6.75%	6.61%		7.53%		8.61%
After waivers and fees paid indirectly	6.76%	6.75%	N/A		N/A		N/A
Before waivers and fees paid indirectly	6.72%	6.59%	6.49%		7.53%		8.61%
Portfolio turnover rate	51%	50%	66%		60%		81%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.01	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.76

Total from investment operations	0.83

Less distributions:
Dividends from net investment income	(0.03)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.03)

Net asset value, end of period	$10.80

Total return (b)	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,681
Ratio of expenses to average net assets:
After waivers (a)	1.05%
After waivers and fees paid indirectly (a)	1.02%
Before waivers and fees paid indirectly (a)	1.59	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.83%
After waivers and fees paid indirectly (a)	1.86%
Before waivers and fees paid indirectly (a)	0.28%
Portfolio turnover rate	0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

Class IB	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain on investments	0.78

Total from investment operations	0.82

Less distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.02)

Net asset value, end of period	$10.80

Total return (b)	8.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$64,531
Ratio of expenses to average net assets:
After waivers (a)	1.30%
After waivers and fees paid indirectly (a)	1.27%
Before waivers and fees paid indirectly (a)	1.84	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.96%
After waivers and fees paid indirectly (a)	1.00%
Before waivers and fees paid indirectly (a)	0.49%
Portfolio turnover rate	0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$23.52	$23.24	$21.38	$16.92	$22.05

Income (loss) from investment operations:
Net investment income	0.39	0.37	0.39	0.28	0.26
Net realized and unrealized gain (loss) on investments	3.22	0.72	1.85	4.47	(5.15)

Total from investment operations	3.61	1.09	2.24	4.75	(4.89)

Less distributions:
Dividends from net investment income	(0.41)	(0.38)	(0.38)	(0.29)	(0.22)
Distributions from realized gains	(0.80)	(0.43)	—	—	(0.02)

Total dividends and distributions	(1.21)	(0.81)	(0.38)	(0.29)	(0.24)

Net asset value, end of year	$25.92	$23.52	$23.24	$21.38	$16.92

Total return	15.37%	4.68%	10.50%	28.14%	(22.19)%

Ratios/Supplemental Data:
Net assets, end of year (000’s).	$1,615,477	$1,560,845	$1,633,378	$1,560,563	$1,256,522
Ratio of expenses to average net assets	0.35%	0.30%	0.30%	0.31%	0.32%
Ratio of net investment income to average net assets	1.58%	1.57%	1.75%	1.48%	1.30%
Portfolio turnover rate	4%	7%	1%	— ‡%	8%

	Year Ended December 31,
Class IB	2006 (e)	2005(e)	2004	2003	2002
Net asset value, beginning of year	$23.41	$23.13	$21.28	$16.84	$21.95

Income (loss) from investment operations:
Net investment income	0.33	0.31	0.31	0.19	0.18
Net realized and unrealized gain (loss) on investments	3.19	0.72	1.86	4.49	(5.09)

Total from investment operations	3.52	1.03	2.17	4.68	(4.91)

Less distributions:
Dividends from net investment income	(0.34)	(0.32)	(0.32)	(0.24)	(0.18)
Distributions from realized gains	(0.80)	(0.43)	—	—	(0.02)

Total dividends and distributions	(1.14)	(0.75)	(0.32)	(0.24)	(0.20)

Net asset value, end of year	$25.79	$23.41	$23.13	$21.28	$16.84

Total return	15.06%	4.42%	10.21%	27.83%	(22.39)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,142,776	$2,018,231	$1,951,348	$1,589,054	$860,185
Ratio of expenses to average net assets	0.60%	0.55%	0.55%	0.56%	0.57%
Ratio of net investment income to average net assets	1.33%	1.32%	1.50%	1.23%	1.05%
Portfolio turnover rate	4%	7%	1%	— ‡%	8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$9.77	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	— #	(0.28)

Total from investment operations	0.36	(0.23)

Less distributions:
Dividends from net investment income	(0.03)	—
Distributions from realized gains	(0.02)	—

Total dividends and distributions	(0.05)	—

Net asset value, end of period	$10.08	$9.77

Total return (b)	3.70%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$272,209	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%	0.90%
Before waivers and reimbursements (a)	0.90%	6.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.67%	2.11%
Before waivers and reimbursements (a)	3.67%	(3.97)%
Portfolio turnover rate	74%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$0.15

Class IB	Year Ended December 31, 2006 (e)	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$9.77	$10.00

Income (loss) from investment operations:
Net investment income.	0.33	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions.	0.01	(0.27)

Total from investment operations	0.34	(0.23)

Less distributions:
Dividends from net investment income	(0.01)	—
Distributions from realized gains	(0.02)	—

Total dividends and distributions	(0.03)	—

Net asset value, end of period	$10.08	$9.77

Total return (b)	3.44%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$96,604	$11,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.15%	1.15%
Before waivers and reimbursements (a)	1.15%	7.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.29%	1.86%
Before waivers and reimbursements (a)	3.29%	(4.22)%
Portfolio turnover rate	74%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$0.15

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				October 2, 2002* to December 31, 2002
Class IA	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of period	$9.08	$8.98	$8.41	$6.08	$5.98

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.05	— #	0.01
Net realized and unrealized gain on investments	0.54	0.36	0.57	2.33	0.09

Total from investment operations	0.55	0.37	0.62	2.33	0.10

Less distributions:
Dividends from net investment income	—	— #	(0.05)	—	—
Distributions from realized gains	(0.95)	(0.27)	—	—	—

Total dividends and distributions	(0.95)	(0.27)	(0.05)	—	—

Net asset value, end of period.	$8.68	$9.08	$8.98	$8.41	$6.08

Total return (b)	6.07%	4.22%	7.35%	38.55%	1.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$164	$186	$89	$75	$50
Ratio of expenses to average net assets:
After waivers (a)	0.83%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.77%	0.50%	0.32%	0.59%	0.51%
Before waivers and fees paid indirectly (a)	0.83%	0.75%	0.76%	0.90%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.10%	(0.03)%	0.27%	(0.19)%	(0.04)%
After waivers and fees paid indirectly (a)	0.16%	0.17%	0.65%	(0.08)%	0.15%
Before waivers and fees paid indirectly (a)	0.10%	(0.08)%	0.21%	(0.39)%	(0.64)%
Portfolio turnover rate	126%	131%	160%	161%	177%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$— #	$— #	$0.01	$0.01

	Year Ended December 31,
Class IB	2006(e)	2005(e)	2004	2003	2002
Net asset value, beginning of year	$9.03	$8.95	$8.39	$6.07	$7.99

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	0.03	(0.01)	— #
Net realized and unrealized gain (loss) on investments.	0.54	0.36	0.55	2.33	(1.92)

Total from investment operations	0.53	0.35	0.58	2.32	(1.92)

Less distributions:
Dividends from net investment income	—	— #	(0.02)	—	—
Distributions from realized gains	(0.95)	(0.27)	—	—	—

Total dividends and distributions	(0.95)	(0.27)	(0.02)	—	—

Net asset value, end of year	$8.61	$9.03	$8.95	$8.39	$6.07

Total return	5.89%	4.01%	6.97%	38.22%	(24.03)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$184,008	$194,341	$193,160	$109,660	$25,146
Ratio of expenses to average net assets:
After waivers	1.08%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	1.02%	0.75%	0.57%	0.84%	0.76%
Before waivers and fees paid indirectly	1.08%	1.00%	1.01%	1.15%	1.54%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.15)%	(0.28)%	0.02%	(0.44)%	(0.29)%
After waivers and fees paid indirectly	(0.09)%	(0.08)%	0.40%	(0.33)%	(0.10)%
Before waivers and fees paid indirectly	(0.15)%	(0.33)%	(0.04)%	(0.64)%	(0.89)%
Portfolio turnover rate	126%	131%	160%	161%	177%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$— #	$0.01	$0.01	$0.03

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,					March 25, 2002* to December 31, 2002
Class IA	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of period	$10.35		$11.13	$10.20	$7.08	$8.57

Income (loss) from investment operations:
Net investment income.	0.02		0.02	0.05	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.16		0.69	1.59	3.11	(1.50)

Total from investment operations	1.18		0.71	1.64	3.12	(1.49)

Less distributions:
Dividends from net investment income	(0.03)		—	(0.07)	—	— #
Distributions from realized gains	(0.75)		(1.49)	(0.64)	—	—

Total dividends and distributions	(0.78)		(1.49)	(0.71)	—	— #

Net asset value, end of period.	$10.75		$10.35	$11.13	$10.20	$7.08

Total return (b)	11.79%		6.63%	16.32%	44.07%	(17.37)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$51,403		$13,551	$7,931	$2,835	$106
Ratio of expenses to average net assets:
After waivers (a)	0.75%		0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly (a)	0.72%		0.70%	0.71%	0.63%	0.66%
Before waivers and fees paid indirectly (a)	0.80%		0.75%	0.76%	0.78%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.19%		0.15%	0.62%	0.04%	0.02%
After waivers and fees paid indirectly (a)	0.22%		0.20%	0.66%	0.16%	0.11%
Before waivers and fees paid indirectly (a)	0.15%		0.15%	0.61%	0.01%	(0.06)%
Portfolio turnover rate	155%		149%	123%	159%	214%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	#	$—	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2006 (e)		2005 (e)	2004	2003	2002
Net asset value, beginning of year	$10.26		$11.08	$10.15	$7.07	$8.67

Income (loss) from investment operations:
Net investment income (loss)	—	#	(0.01)	0.04	(0.01)	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14		0.68	1.57	3.09	(1.60)

Total from investment operations	1.14		0.67	1.61	3.08	(1.60)

Less distributions:
Dividends from net investment income	—	#	—	(0.04)	—	— #
Distributions from realized gains	(0.75)		(1.49)	(0.64)	—	—

Total dividends and distributions	(0.75)		(1.49)	(0.68)	—	— #

Net asset value, end of year	$10.65		$10.26	$11.08	$10.15	$7.07

Total return	11.51%		6.39%	16.01%	43.56%	(18.44)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,516,836		$1,340,515	$1,161,685	$792,096	$279,947
Ratio of expenses to average net assets:
After waivers	1.00%		1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.97	%(c)	0.95%	0.96%	0.88%	0.91%
Before waivers and fees paid indirectly	1.05	%(c)	1.00%	1.01%	1.03%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.04)%		(0.10)%	0.37%	(0.21)%	(0.23)%
After waivers and fees paid indirectly	—	%‡‡	(0.05)%	0.41%	(0.09)%	(0.14)%
Before waivers and fees paid indirectly	(0.08)%		(0.10)%	0.36%	(0.24)%	(0.31)%
Portfolio turnover rate	155%		149%	123%	159%	214%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$—	$— #	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)		2005 (e)		2004(e)	2003	2002
Net asset value, beginning of year	$14.01		$14.05		$13.09	$9.85	$11.61

Income (loss) from investment operations:
Net investment income	0.08		0.09		0.03	0.09	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.68		1.51		2.20	3.22	(1.79)

Total from investment operations	1.76		1.60		2.23	3.31	(1.68)

Less distributions:
Dividends from net investment income	(0.08)		(0.10)		—	(0.07)	(0.08)
Distributions from realized gains	(1.32)		(1.54)		(1.27)	—	—

Total dividends and distributions	(1.40)		(1.64)		(1.27)	(0.07)	(0.08)

Net asset value, end of year	$14.37		$14.01		$14.05	$13.09	$9.85

Total return	12.76%		11.62%		18.14%	33.58%	(14.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$24,186		$16,535		$8,178	$26,522	$18,779
Ratio of expenses to average net assets:
After waivers	0.83%		0.79%		0.82%	0.85%	0.85%
After waivers and fees paid indirectly	0.82%		0.77%		0.80%	0.79%	0.83%
Before waivers and fees paid indirectly	0.83%		0.79%		0.82%	0.85%	0.85%
Ratio of net investment income to average net assets:
After waivers	0.53%		0.60%		0.21%	0.75%	1.00%
After waivers and fees paid indirectly	0.54%		0.62%		0.23%	0.81%	1.02%
Before waivers and fees paid indirectly	0.53%		0.60%		0.21%	0.75%	1.00%
Portfolio turnover rate	66%		55	%(d)	74%	160%	98%

	Year Ended December 31,
Class IB	2006 (e)		2005 (e)		2004(e)	2003	2002
Net asset value, beginning of year	$13.95		$14.00		$13.08	$9.84	$11.61

Income (loss) from investment operations:
Net investment income	0.04		0.05		— #	0.06	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.67		1.50		2.19	3.22	(1.78)

Total from investment operations	1.71		1.55		2.19	3.28	(1.71)

Less distributions:
Dividends from net investment income	(0.04)		(0.06)		—	(0.04)	(0.06)
Distributions from realized gains	(1.32)		(1.54)		(1.27)	—	—

Total dividends and distributions	(1.36)		(1.60)		(1.27)	(0.04)	(0.06)

Net asset value, end of year	$14.30		$13.95		$14.00	$13.08	$9.84

Total return	12.45%		11.31%		17.84%	33.36%	(14.77)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,897,629		$1,730,041		$1,438,673	$1,097,892	$646,958
Ratio of expenses to average net assets:
After waivers	1.08%		1.04%		1.07%	1.10%	1.10%
After waivers and fees paid indirectly	1.07	%(c)	1.02%		1.05%	1.04%	1.08%
Before waivers and fees paid indirectly	1.08%		1.04%		1.07%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers	0.27%		0.35%		(0.04)%	0.50%	0.75%
After waivers and fees paid indirectly	0.29%		0.37%		(0.02)%	0.56%	0.77%
Before waivers and fees paid indirectly	0.27%		0.35%		(0.04)%	0.50%	0.75%
Portfolio turnover rate	66%		55	%(d)	74%	160%	98%
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income.	0.13
Net realized and unrealized gain on investments	0.35

Total from investment operations	0.48

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period.	$10.41

Total return (b)	4.81%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,572
Ratio of expenses to average net assets:
After waivers (a)	1.05%
Before waivers (a)	1.28	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.31%
Before waivers (a)	3.65%
Portfolio turnover rate	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02

Class IB	September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income.	0.12
Net realized and unrealized gain on investments	0.35

Total from investment operations	0.47

Less distributions:
Dividends from net investment income	(0.06)

Net asset value, end of period.	$10.41

Total return (b)	4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$153,843
Ratio of expenses to average net assets:
After waivers (a)	1.30%
Before waivers (a)	1.53	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.03%
Before waivers (a)	3.80%
Portfolio turnover rate	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income.	0.03
Net realized and unrealized gain on investments	0.84

Total from investment operations	0.87

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period.	$10.85

Total return (b)	8.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,287
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%
Before waivers and reimbursements (a)	2.90	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.07%
Before waivers and reimbursements (a)	(1.45)%
Portfolio turnover rate	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.08

Class IB	September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income.	0.02
Net realized and unrealized gain on investments	0.85

Total from investment operations	0.87

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period.	$10.85

Total return (b)	8.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,238
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%
Before waivers and reimbursements (a)	3.15	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.66%
Before waivers and reimbursements (a)	(1.07)%
Portfolio turnover rate	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			May 1, 2003* to December 31, 2003(e)
Class IB	2006 (e)	2005 (e)	2004
Net asset value, beginning of period	$11.61	$11.37	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.12	0.01		(0.02)
Net realized and unrealized gain on investments and foreign currency transactions	1.16	0.40	0.58		1.10

Total from investment operations	1.41	0.52	0.59		1.08

Less distributions:
Dividends from net investment income	(0.23)	(0.07)	(0.01)		—
Distributions from realized gains	(0.34)	(0.21)	(0.24)		(0.05)

Total dividends and distributions	(0.57)	(0.28)	(0.25)		(0.05)

Net asset value, end of period	$12.45	$11.61	$11.37		$11.03

Total return (b)	12.16%	4.54%	5.35%		10.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$115,091	$42,040	$8,080		$3,325
Ratio of expenses to average net assets:
After waivers (a)	1.45%	1.45%	1.45%		1.45%
After waivers and fees paid indirectly (a)	1.37%	1.38%	1.45%		N/A
Before waivers and fees paid indirectly (a)	1.45%	1.73%	2.36%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.97%	0.93%	0.10%		(0.29)%
After waivers and fees paid indirectly (a)	2.05%	1.00%	0.10%		N/A
Before waivers and fees paid indirectly (a)	1.97%	0.65%	(0.81)%		(0.50)%
Portfolio turnover rate	249%	179%	149%		87%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$0.03	$0.10	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003(e)	2002(e)
Net asset value, beginning of year	$26.91	$27.75	$23.56	$17.16	$19.59

Income (loss) from investment operations:
Net investment income	0.10	0.13	0.01	— #	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.91	1.06	4.90	6.42	(1.87)

Total from investment operations	5.01	1.19	4.91	6.42	(1.84)

Less distributions:
Dividends from net investment income	(0.25)	(0.12)	— #	(0.02)	(0.07)
Distributions from realized gains	(1.54)	(1.91)	(0.72)	—	(0.52)

Total dividends and distributions	(1.79)	(2.03)	(0.72)	(0.02)	(0.59)

Net asset value, end of year	$30.13	$26.91	$27.75	$23.56	$17.16

Total return	18.82%	4.33%	20.93%	37.43%	(9.25)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$727,119	$586,954	$470,869	$396,914	$306,445
Ratio of expenses to average net assets:
After waivers	1.14%	1.10%	1.17%	1.08%	0.92%
After waivers and fees paid indirectly	1.13%	1.09%	1.16%	N/A	N/A
Before waivers and fees paid indirectly	1.14%	1.10%	1.17%	1.08%	0.92%
Ratio of net investment income to average net assets:
After waivers	0.32%	0.45%	0.05%	0.01%	0.14%
After waivers and fees paid indirectly	0.33%	0.46%	0.06%	N/A	N/A
Before waivers and fees paid indirectly	0.32%	0.45%	0.05%	0.01%	0.14%
Portfolio turnover rate	19%	22%	10%	8%	10%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003(e)	2002(e)
Net asset value, beginning of year	$10.88	$11.16	$11.70	$11.82	$11.46

Income (loss) from investment operations:
Net investment income	0.43	0.38	0.33	0.31	0.38
Net realized and unrealized gain (loss) on investments and foreign currency transactions.	(0.04)	(0.25)	(0.16)	(0.11)	0.35

Total from investment operations	0.39	0.13	0.17	0.20	0.73

Less distributions:
Dividends from net investment income	(0.50)	(0.40)	(0.66)	(0.32)	(0.37)
Distributions from realized gains	—	(0.01)	(0.05)	—	—

Total dividends and distributions	(0.50)	(0.41)	(0.71)	(0.32)	(0.37)

Net asset value, end of year	$10.77	$10.88	$11.16	$11.70	$11.82

Total return	3.62%	1.30%	1.37%	1.70%	6.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,275	$107,313	$124,236	$132,972	$139,690
Ratio of expenses to average net assets	0.69%	0.68%	0.75%	0.66%	0.65%
Ratio of net investment income to average net assets	3.92%	3.36%	2.64%	2.61%	3.30%
Portfolio turnover rate	110%	76%	44%	32%	10%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003(e)	2002(e)
Net asset value, beginning of year	$5.21	$4.68	$4.51	$3.46	$4.33

Income (loss) from investment operations:
Net investment income.	0.06	0.04	0.03	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.28	0.56	0.20	1.04	(0.89)

Total from investment operations	1.34	0.60	0.23	1.07	(0.84)

Less distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.05)	(0.02)	(0.03)
Distributions from realized gains	—	—	(0.01)	—	—

Total dividends and distributions	(0.05)	(0.07)	(0.06)	(0.02)	(0.03)

Net asset value, end of year	$6.50	$5.21	$4.68	$4.51	$3.46

Total return	25.65%	12.98%	5.27%	30.94%	(19.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$164,899	$73,080	$53,426	$55,645	$44,152
Ratio of expenses to average net assets:
After waivers	1.42%	1.31%	1.32%	1.14%	1.06%
After waivers and fees paid indirectly	1.42%	1.14%	N/A	1.14%	1.06%
Before waivers and fees paid indirectly	1.42%	1.31%	1.32%	1.14%	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers	1.01%	0.62%	0.57%	0.85%	1.22%
After waivers and fees paid indirectly	1.01%	0.79%	N/A	0.85%	1.22%
Before waivers and fees paid indirectly	1.01%	0.62%	0.57%	0.85%	1.22%
Portfolio turnover rate	79%	131%	154%	54%	176%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				March 25, 2002* to December 31, 2002
Class IA	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of period	$6.88	$6.39	$5.71	$4.53	$6.22

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.03	— #	— #
Net realized and unrealized gain (loss) on investments	0.08	0.48	0.68	1.18	(1.69)

Total from investment operations	0.09	0.49	0.71	1.18	(1.69)

Less distributions:
Dividends from net investment income	—	— #	(0.03)	—	—

Net asset value, end of period	$6.97	$6.88	$6.39	$5.71	$4.53

Total return (b)	1.31%	7.67%	12.46%	26.05%	(27.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$962	$606	$206	$152	$72
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.90%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly (a)	0.89%	0.89%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.02%	0.97%	0.98%	0.99%	1.01%
Ratio of net investment income to average net assets:
After waivers (a)	0.09%	0.15%	0.51%	0.03%	0.03%
After waivers and fees paid indirectly (a)	0.11%	0.16%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.03)%	0.08%	0.43%	(0.06)%	(0.08)%
Portfolio turnover rate	68%	45%	64%	42%	45%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$— #	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2006 (e)	2005(e)	2004	2003	2002
Net asset value, beginning of year	$6.83	$6.37	$5.69	$4.52	$6.49

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	0.01	— #	(0.01)
Net realized and unrealized gain (loss) on investments	0.09	0.47	0.68	1.17	(1.96)

Total from investment operations	0.08	0.46	0.69	1.17	(1.97)

Less distributions:
Dividends from net investment income	—	— #	(0.01)	—	—

Net asset value, end of year	$6.91	$6.83	$6.37	$5.69	$4.52

Total return	1.17%	7.22%	12.22%	25.88%	(30.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$341,924	$357,997	$312,237	$260,330	$161,566
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly	1.14%	1.14%	N/A	N/A	N/A
Before waivers and fees paid indirectly	1.27%	1.22%	1.23%	1.24%	1.26%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.15)%	(0.10)%	0.26%	(0.22)%	(0.22)%
After waivers and fees paid indirectly	(0.13)%	(0.09)%	N/A	N/A	N/A
Before waivers and fees paid indirectly	(0.26)%	(0.17)%	0.18%	(0.31)%	(0.33)%
Portfolio turnover rate	68%	45%	64%	42%	45%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$— #	$— #	$— #	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				March 25, 2002* to December 31, 2002
Class IA	2006 (e)	2005 (e)	2004(e)	2003(e)
Net asset value, beginning of period	$11.00	$11.14	$11.18	$11.19	$10.77

Income (loss) from investment operations:
Net investment income	0.55	0.42	0.33	0.34	0.41
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.08)	(0.14)	0.15	0.06	0.61

Total from investment operations	0.47	0.28	0.48	0.40	1.02

Less distributions:
Dividends from net investment income	(0.51)	(0.40)	(0.32)	(0.34)	(0.43)
Distributions from realized gains	—	(0.02)	(0.20)	(0.07)	(0.17)

Total dividends and distributions	(0.51)	(0.42)	(0.52)	(0.41)	(0.60)

Net asset value, end of period	$10.96	$11.00	$11.14	$11.18	$11.19

Total return (b)	4.28%	2.50%	4.31%	3.62%	9.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$105,248	$11,367	$5,715	$2,122	$131
Ratio of expenses to average net assets (a)	0.56%	0.49%	0.50%	0.52%	0.55%
Ratio of net investment income to average net assets (a)	4.87%	3.75%	2.93%	2.98%	4.77%
Portfolio turnover rate	543%	588%	560%	464%	166%

	Year Ended December 31,
Class IB	2006(e)		2005(e)	2004(e)	2003(e)	2002
Net asset value, beginning of year	$11.01		$11.15	$11.19	$11.19	$10.76

Income (loss) from investment operations:
Net investment income	0.50		0.39	0.30	0.31	0.40
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.06)		(0.14)	0.15	0.08	0.61

Total from investment operations	0.44		0.25	0.45	0.39	1.01

Less distributions:
Dividends from net investment income	(0.48)		(0.37)	(0.29)	(0.32)	(0.41)
Distributions from realized gains	—		(0.02)	(0.20)	(0.07)	(0.17)

Total dividends and distributions	(0.48)		(0.39)	(0.49)	(0.39)	(0.58)

Net asset value, end of year	$10.97		$11.01	$11.15	$11.19	$11.19

Total return	4.01%		2.24%	4.13%	3.38%	9.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,491,463		$1,392,453	$1,208,076	$1,081,959	$768,461
Ratio of expenses to average net assets	0.81	%(c)	0.74%	0.75%	0.77%	0.80%
Ratio of net investment income to average net assets	4.50%		3.50%	2.68%	2.73%	4.52%
Portfolio turnover rate	543%		588%	560%	464%	166%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				October 2, 2002* to December 31, 2002
Class IA	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of period	$12.59	$12.30	$11.23	$8.97	$8.41

Income from investment operations:
Net investment income	0.24	0.20	0.19	0.15	0.04
Net realized and unrealized gain on investments and foreign currency transactions	2.36	0.32	1.07	2.27	0.68

Total from investment operations	2.60	0.52	1.26	2.42	0.72

Less distributions:
Dividends from net investment income	(0.25)	(0.23)	(0.19)	(0.16)	(0.16)
Distributions from realized gains	(0.78)	—	—	—	—

Total dividends and distributions	(1.03)	(0.23)	(0.19)	(0.16)	(0.16)

Net asset value, end of period	$14.16	$12.59	$12.30	$11.23	$8.97

Total return (b)	20.65%	4.21%	11.21%	27.04%	8.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,791	$399	$129	$108	$53
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.67%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.70%	0.67%	0.51%	0.68%	0.69%
Before waivers and fees paid indirectly (a)	0.73%	0.67%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets:
After waivers (a)	1.75%	1.58%	1.53%	1.67%	1.54%
After waivers and fees paid indirectly (a)	1.75%	1.58%	1.72%	1.69%	1.55%
Before waivers and fees paid indirectly (a)	1.72%	1.58%	1.53%	1.67%	1.54%
Portfolio turnover rate	78%	67%	91%	43%	42%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$—	$—	$—	$—

	Year Ended December 31,
Class IB	2006 (e)		2005 (e)	2004	2003	2002
Net asset value, beginning of year	$12.61		$12.32	$11.26	$8.99	$11.28

Income (loss) from investment operations:
Net investment income	0.21		0.16	0.17	0.14	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.37		0.33	1.04	2.27	(2.28)

Total from investment operations	2.58		0.49	1.21	2.41	(2.15)

Less distributions:
Dividends from net investment income	(0.22)		(0.20)	(0.15)	(0.14)	(0.14)
Distributions from realized gains	(0.78)		—	—	—	—

Total dividends and distributions	(1.00)		(0.20)	(0.15)	(0.14)	(0.14)

Net asset value, end of year	$14.19		$12.61	$12.32	$11.26	$8.99

Total return	20.40%		3.94%	10.81%	26.81%	(19.07)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$645,905		$602,237	$642,993	$613,776	$470,799
Ratio of expenses to average net assets:
After waivers	0.95%		0.92%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%		0.92%	0.76%	0.93%	0.94%
Before waivers and fees paid indirectly	0.98	%(c)	0.92%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets:
After waivers	1.53%		1.33%	1.28%	1.42%	1.29%
After waivers and fees paid indirectly	1.53%		1.33%	1.47%	1.44%	1.30%
Before waivers and fees paid indirectly	1.51%		1.33%	1.28%	1.42%	1.29%
Portfolio turnover rate	78%		67%	91%	43%	42%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$—	$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.45	$10.00

Income from investment operations:
Net investment income	0.03	0.01
Net realized and unrealized gain on investments and foreign currency transactions.	0.71	0.47

Total from investment operations	0.74	0.48

Less distributions:
Dividends from net investment income	— #	(0.03)
Distributions from realized gains	— #	—

Net asset value, end of period	$11.19	$10.45

Total return (b)	7.12%	4.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$112	$105
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%
After waivers and fees paid indirectly (a)	0.72%	0.74%
Before waivers and fees paid indirectly (a)	0.84%	3.64%
Ratio of net investment income to average net assets:
After waivers (a)	0.21%	0.35%
After waivers and fees paid indirectly (a)	0.24%	0.36%
Before waivers and fees paid indirectly (a)	0.12%	(2.54)%
Portfolio turnover rate	9%	— %‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.07

Class IB	Year Ended December 31, 2006 (e)		October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.47		$10.00

Income from investment operations:
Net investment income	—	#	— #
Net realized and unrealized gain on investments and foreign currency transactions	0.71		0.47

Total from investment operations	0.71		0.47

Less distributions:
Dividends from net investment income	—	#	— #
Distributions from realized gains	—	#	—

Net asset value, end of period	$11.18		$10.47

Total return (b)	6.81%		4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$203,514		$32,087
Ratio of expenses to average net assets:
After waivers (a)	1.00%		1.00%
After waivers and fees paid indirectly (a)	0.97	%(c)	0.99%
Before waivers and fees paid indirectly (a)	1.09%		3.89%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.05)%		0.10%
After waivers and fees paid indirectly (a)	(0.01)%		0.11%
Before waivers and fees paid indirectly (a)	(0.14)%		(2.79)%
Portfolio turnover rate	9%		— %‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.07

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)		2004	2003(e)		2002(e)
Net asset value, beginning of year	$13.54	$13.54		$14.37		$14.53		$13.38

Income (loss) from investment operations:
Net investment income	0.63	0.60		0.77		0.69		0.68
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.33)	(0.19)		0.32		— #		1.10

Total from investment operations	0.30	0.41		1.09		0.69		1.78

Less distributions:
Dividends from net investment income	(0.57)	(0.29)		(1.50)		(0.84)		(0.63)
Distributions from realized gains	—	(0.12)		(0.42)		(0.01)		—

Total dividends and distributions	(0.57)	(0.41)		(1.92)		(0.85)		(0.63)

Net asset value, end of year	$13.27	$13.54		$13.54		$14.37		$14.53

Total return	2.08%	3.03%		7.92%		4.81%		14.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$693,119	$537,340		$100,561		$108,325		$118,939
Ratio of expenses to average net assets:
After waivers	0.55%	0.60	%(c)	0.75%		0.66%		0.64%
After waivers and fees paid indirectly	0.55%	0.60	%(c)	N/A		0.66%		0.64%
Before waivers and fees paid indirectly	0.55%	0.60	%(c)	0.75%		0.66%		0.64%
Ratio of net investment income to average net assets:
After waivers	4.75%	4.36	%(c)	4.69%		4.65%		5.03%
After waivers and fees paid indirectly	4.75%	4.36	%(c)	N/A		4.65%		5.03%
Before waivers and fees paid indirectly	4.75%	4.36	%(c)	4.69%		4.65%		5.03%
Portfolio turnover rate	233%	69%		36%		18%		30%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—		$— #	$	**	$	**

Class IB	Year Ended December 31, 2006 (e)	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$13.55	$13.77

Income (loss) from investment operations:
Net investment income	0.60	0.38
Net realized and unrealized loss on investments and foreign currency transactions	(0.35)	(0.23)

Total from investment operations	0.25	0.15

Less distributions:
Dividends from net investment income	(0.53)	(0.25)
Distributions from realized gains	—	(0.12)

Total dividends and distributions	(0.53)	(0.37)

Net asset value, end of period	$13.27	$13.55

Total return (b)	1.82%	1.13%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$108,067	$58,672
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.85	%(c)
After waivers and fees paid indirectly (a)	0.80%	0.85	%(c)
Before waivers and fees paid indirectly (a)	0.80%	0.85	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.50%	4.11	%(c)
After waivers and fees paid indirectly (a)	4.50%	4.11	%(c)
Before waivers and fees paid indirectly (a)	4.50%	4.11	%(c)
Portfolio turnover rate	233%	69%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)		April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.67		$10.00

Income from investment operations:
Net investment income	0.22		0.10
Net realized and unrealized gain on investments and foreign currency transactions	1.65		0.66

Total from investment operations	1.87		0.76

Less distributions:
Dividends from net investment income	(0.10)		(0.07)
Distributions from realized gains	(0.08)		(0.02)

Total dividends and distributions	(0.18)		(0.09)

Net asset value, end of period	$12.36		$10.67

Total return (b)	17.48%		7.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,235		$108
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%		0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.74%		0.72%
Before waivers, reimbursements, and fees paid indirectly (a)	0.88	%(c)	1.50%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.75%		1.43%
After waivers, reimbursements, and fees paid indirectly (a)	1.76%		1.46%
Before waivers, reimbursements, and fees paid indirectly (a)	1.67%		0.68%
Portfolio turnover rate	49%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.05

Class IB	Year Ended December 31, 2006 (e)		April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.68		$10.00

Income from investment operations:
Net investment income	0.16		0.08
Net realized and unrealized gain on investments and foreign currency transactions	1.68		0.66

Total from investment operations	1.84		0.74

Less distributions:
Dividends from net investment income	(0.07)		(0.04)
Distributions from realized gains	(0.08)		(0.02)

Total dividends and distributions	(0.15)		(0.06)

Net asset value, end of period	$12.37		$10.68

Total return (b)	17.26%		7.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$156,413		$38,230
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%		1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.99%		0.97%
Before waivers, reimbursements, and fees paid indirectly (a)	1.13	%(c)	1.75%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.33%		1.18%
After waivers, reimbursements, and fees paid indirectly (a)	1.34%		1.21%
Before waivers, reimbursements, and fees paid indirectly (a)	1.19%		0.43%
Portfolio turnover rate	49%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.69	$10.00

Income from investment operations:
Net investment income	0.14	0.08
Net realized and unrealized gain on investments	1.24	0.67

Total from investment operations	1.38	0.75

Less distributions:
Dividends from net investment income	(0.12)	(0.06)
Distributions from realized gains	(0.07)	—

Total dividends and distributions	(0.19)	(0.06)

Net asset value, end of period	$11.88	$10.69

Total return (b)	12.92%	7.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$121	$107
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%	0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.74%	0.74%
Before waivers, reimbursements, and fees paid indirectly (a)	1.03%	1.89%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.21%	1.12%
After waivers, reimbursements, and fees paid indirectly (a)	1.22%	1.13%
Before waivers, reimbursements, and fees paid indirectly (a)	0.93%	(0.02)%
Portfolio turnover rate	36%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.08

Class IB	Year Ended December 31, 2006 (e)		April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.69		$10.00

Income from investment operations:
Net investment income	0.11		0.06
Net realized and unrealized gain on investments	1.25		0.67

Total from investment operations	1.36		0.73

Less distribution
Dividends from net investment income	(0.09)		(0.04)
Distributions from realized gains	(0.07)		—

Total dividends and distributions	(0.16)		(0.04)

Net asset value, end of period	$11.89		$10.69

Total return (b)	12.63%		7.36%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$58,690		$27,015
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%		1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.99%		0.99%
Before waivers, reimbursements, and fees paid indirectly (a)	1.28	%(c)	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.96%		0.87%
After waivers, reimbursements, and fees paid indirectly (a)	0.97%		0.88%
Before waivers, reimbursements, and fees paid indirectly (a)	0.70%		(0.27)%
Portfolio turnover rate	36%		26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.08

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$11.28	$10.00

Income from investment operations:
Net investment income	0.14	0.08
Net realized and unrealized gain on investments	1.28	1.30

Total from investment operations	1.42	1.38

Less distributions:
Dividends from net investment income	(0.08)	(0.06)
Distributions from realized gains	(0.15)	(0.04)

Total dividends and distributions	(0.23)	(0.10)

Net asset value, end of period.	$12.47	$11.28

Total return (b)	12.66%	13.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$76,210	$114
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.80%	0.76%
Before waivers and fees paid indirectly (a)	0.85%	1.02%
Ratio of net investment income to average net assets:
After waivers (a)	1.11%	1.03%
After waivers and fees paid indirectly (a)	1.11%	1.07%
Before waivers and fees paid indirectly (a)	1.06%	0.81%
Portfolio turnover rate	24%	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.02

Class IB	Year Ended December 31, 2006 (e)		April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$11.29		$10.00

Income from investment operations:
Net investment income	0.07		0.06
Net realized and unrealized gain on investments	1.32		1.30

Total from investment operations	1.39		1.36

Less distributions:
Dividends from net investment income	(0.05)		(0.03)
Distributions from realized gains	(0.15)		(0.04)

Total dividends and distributions	(0.20)		(0.07)

Net asset value, end of period	$12.48		$11.29

Total return (b)	12.37%		13.63%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$245,301		$123,436
Ratio of expenses to average net assets:
After waivers (a)	1.05%		1.05%
After waivers and fees paid indirectly (a)	1.05	%(c)	1.01%
Before waivers and fees paid indirectly (a)	1.10	%(c)	1.27%
Ratio of net investment income to average net assets:
After waivers (a)	0.64%		0.78%
After waivers and fees paid indirectly (a)	0.64%		0.82%
Before waivers and fees paid indirectly (a)	0.58%		0.56%
Portfolio turnover rate	24%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO(q)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				October 2, 2002* to December 31, 2002
Class IA	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of period	$15.86	$14.67	$13.24	$10.07	$10.43

Income (loss) from investment operations:
Net investment income	0.07	0.03	0.01	— #	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.42	1.56	1.42	3.17	(0.36)

Total from investment operations	1.49	1.59	1.43	3.17	(0.36)

Less distributions:
Dividends from net investment income	(0.07)	(0.01)	—	—	—
Distributions from realized gains	(0.38)	(0.39)	—	—	—

Total dividends and distributions	(0.45)	(0.40)	—	—	—

Net asset value, end of period	$16.90	$15.86	$14.67	$13.24	$10.07

Total return (b)	9.55%	10.98%	10.80%	31.48%	(3.45)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,406,085	$1,014,881	$579,357	$338,365	$77
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.90%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly (a)	0.89%	0.89%	0.87%	0.85%	0.85%
Before waivers and fees paid indirectly (a)	0.95%	0.92%	0.94%	0.97%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.46%	0.19%	0.05%	(0.07)%	(0.11)%
After waivers and fees paid indirectly (a)	0.46%	0.20%	0.08%	(0.02)%	(0.06)%
Before waivers and fees paid indirectly (a)	0.40%	0.17%	0.01%	(0.14)%	(0.29)%
Portfolio turnover rate	66%	66%	96%	72%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$— #	$0.01	$— #	$— #

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003	2002
Net asset value, beginning of year	$15.75	$14.59	$13.20	$10.07	$11.39

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.01)†	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.41	1.56	1.41	3.15	(1.30)

Total from investment operations	1.44	1.55	1.39	3.13	(1.31)

Less distributions:
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from realized gains	(0.38)	(0.39)	—	—	(0.01)

Total dividends and distributions	(0.41)	(0.39)	—	—	(0.01)

Net asset value, end of year	$16.78	$15.75	$14.59	$13.20	$10.07

Total return	9.35%	10.65%	10.53%	31.08%	(11.51)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,250,340	$1,768,738	$1,257,708	$903,595	$203,596
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly	1.14%	1.14%	1.12%	1.10%	1.10%
Before waivers and fees paid indirectly	1.20%	1.17%	1.19%	1.22%	1.33%
Ratio of net investment income (loss) to average net assets:
After waivers	0.20%	(0.06)%	(0.20)%	(0.32)%	(0.36)%
After waivers and fees paid indirectly	0.21%	(0.05)%	(0.17)%	(0.27)%	(0.31)%
Before waivers and fees paid indirectly	0.15%	(0.08)%	(0.24)%	(0.39)%	(0.54)%
Portfolio turnover rate	66%	66%	96%	72%	140%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$— #	$0.01	$— #	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO(r)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				October 2, 2002* to December 31, 2002

Class IA	2006 (e)	2005 (e)	2004	2003
Net asset value, beginning of period	$15.06	$15.48	$14.71	$11.27	$10.10

Income from investment operations:
Net investment income	0.26	0.21	0.17	0.14	0.04
Net realized and unrealized gain on investments	2.92	0.28	1.42	3.40	1.24

Total from investment operations	3.18	0.49	1.59	3.54	1.28

Less distributions:
Dividends from net investment income	(0.25)	(0.18)	(0.16)	(0.10)	(0.11)
Distributions from realized gains	(0.96)	(0.73)	(0.66)	—	—

Total dividends and distributions	(1.21)	(0.91)	(0.82)	(0.10)	(0.11)

Net asset value, end of period	$17.03	$15.06	$15.48	$14.71	$11.27

Total return (b)	21.18%	3.19%	10.89%	31.57%	12.54%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,915,669	$1,361,870	$636,240	$355,625	$71
Ratio of expenses to average net assets:
After waivers (a)	0.66%	0.62%	N/A	0.67%	0.70%
After waivers and fees paid indirectly (a)	0.65%	0.60%	0.61%	0.66%	0.69%
Before waivers and fees paid indirectly (a)	0.66%	0.62%	0.63%	0.67%	0.70%
Ratio of net investment income to average net assets:
After waivers (a)	1.61%	1.35%	N/A	1.04%	0.97%
After waivers and fees paid indirectly (a)	1.61%	1.37%	1.12%	1.05%	0.98%
Before waivers and fees paid indirectly (a)	1.61%	1.35%	1.10%	1.04%	0.97%
Portfolio turnover rate	38%	52%	49%	34%	39%

	Year Ended December 31,
Class IB	2006 (e)	2005(e)	2004(e)	2003(e)	2002
Net asset value, beginning of year	$15.09	$15.50	$14.74	$11.29	$13.77

Income (loss) from investment operations:
Net investment income	0.22	0.17	0.13	0.10	0.08
Net realized and unrealized gain (loss) on investments.	2.93	0.29	1.41	3.42	(2.35)

Total from investment operations	3.15	0.46	1.54	3.52	(2.27)

Less distributions:
Dividends from net investment income	(0.21)	(0.14)	(0.12)	(0.07)	(0.08)
Distributions from realized gains	(0.96)	(0.73)	(0.66)	—	(0.13)

Total dividends and distributions	(1.17)	(0.87)	(0.78)	(0.07)	(0.21)

Net asset value, end of year	$17.07	$15.09	$15.50	$14.74	$11.29

Total return	20.90%	2.99%	10.52%	31.28%	(16.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,636,862	$1,445,518	$1,459,792	$1,137,826	$680,559
Ratio of expenses to average net assets:
After waivers	0.91%	0.87%	N/A	0.92%	0.95%
After waivers and fees paid indirectly	0.90%	0.85%	0.86%	0.91%	0.94%
Before waivers and fees paid indirectly	0.91%	0.87%	0.88%	0.92%	0.95%
Ratio of net investment income to average net assets:
After waivers	1.35%	1.10%	N/A	0.79%	0.72%
After waivers and fees paid indirectly	1.36%	1.12%	0.87%	0.80%	0.73%
Before waivers and fees paid indirectly	1.35%	1.10%	0.85%	0.79%	0.72%
Portfolio turnover rate	38%	52%	49%	34%	39%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO(i)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				March 25, 2002* to December 31, 2002
Class IA	2006 (e)	2005 (e)	2004(e)	2003(e)
Net asset value, beginning of period	$14.20	$13.03	$10.86	$8.66	$10.52

Income (loss) from investment operations:
Net investment income	0.30	0.25	0.17	0.14	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.37	1.19	2.21	2.30	(1.85)

Total from investment operations	3.67	1.44	2.38	2.44	(1.78)

Less distributions:
Dividends from net investment income	(0.32)	(0.27)	(0.21)	(0.24)	(0.08)
Dividends from realized gains	(0.88)	—	—	—	—

Total dividends and distributions	(1.20)	(0.27)	(0.21)	(0.24)	(0.08)

Net asset value, end of period	$16.67	$14.20	$13.03	$10.86	$8.66

Total return (b)	25.98%	11.07%	22.04%	28.27%	(16.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$680,147	$236,340	$5,598	$2,163	$108
Ratio of expenses to average net assets:
After waivers (a)	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly (a)	1.00%	1.00%	0.93%	0.93%	0.99%
Before waivers and fees paid indirectly (a)	1.00%	1.00%	1.00%	1.01%	1.05%
Ratio of net investment income to average net assets:
After waivers (a)	1.82%	1.83%	1.42%	1.35%	1.00%
After waivers and fees paid indirectly (a)	1.82%	1.83%	1.49%	1.42%	1.01%
Before waivers and fees paid indirectly (a)	1.82%	1.83%	1.42%	1.34%	0.95%
Portfolio turnover rate	57%	64%	63%	163%	55%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$—	$— #

	Year Ended December 31,
Class IB	2006 (e)	2005(e)	2004(e)	2003(e)	2002
Net asset value, beginning of year	$14.20	$13.03	$10.86	$8.66	$10.46

Income (loss) from investment operations:
Net investment income	0.29	0.21	0.14	0.11	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.34	1.19	2.21	2.31	(1.80)

Total from investment operations	3.63	1.40	2.35	2.42	(1.74)

Less distributions:
Dividends from net investment income	(0.28)	(0.23)	(0.18)	(0.22)	(0.06)
Distributions from realized gains	(0.88)	—	—	—	—

Total dividends and distributions	(1.16)	(0.23)	(0.18)	(0.22)	(0.06)

Net asset value, end of year	$16.67	$14.20	$13.03	$10.86	$8.66

Total return	25.66%	10.79%	21.73%	28.01%	(16.61)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,655,259	$1,189,337	$894,530	$675,246	$454,735
Ratio of expenses to average net assets:
After waivers	1.25%	1.25%	1.25%	1.25%	1.25%
After waivers and fees paid indirectly	1.25%	1.25%	1.18%	1.18%	1.24%
Before waivers and fees paid indirectly	1.25%	1.25%	1.25%	1.26%	1.30%
Ratio of net investment income to average net assets:
After waivers	1.77%	1.58%	1.17%	1.10%	0.75%
After waivers and fees paid indirectly	1.77%	1.58%	1.24%	1.17%	0.76%
Before waivers and fees paid indirectly	1.77%	1.58%	1.17%	1.09%	0.70%
Portfolio turnover rate	57%	64%	63%	163%	55%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$—	$— #
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)		2005 (e)	2004(e)	2003	2002
Net asset value, beginning of year	$14.57		$13.32	$11.80	$9.10	$13.82

Income (loss) from investment operations:
Net investment loss	—	#	(0.01)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.17		1.26	1.53	2.71	(4.70)

Total from investment operations	1.17		1.25	1.52	2.70	(4.72)

Net asset value, end of year	$15.74		$14.57	$13.32	$11.80	$9.10

Total return	8.03%		9.38%	12.88%	29.67%	(34.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,679		$3,304	$1,988	$27,996	$22,611
Ratio of expenses to average net assets:
After fees paid indirectly	0.75%		0.68%	0.66%	0.71%	0.72%
Before fees paid indirectly	0.77%		0.71%	0.71%	0.72%	0.73%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.02)%		(0.08)%	(0.05)%	(0.09)%	(0.16)%
Before fees paid indirectly	(0.04)%		(0.11)%	(0.10)%	(0.10)%	(0.17)%
Portfolio turnover rate	130%		97%	101%	105%	110%

	Year Ended December 31,
Class IB	2006 (e)		2005(e)	2004(e)	2003	2002
Net asset value, beginning of year	$14.29		$13.11	$11.64	$9.00	$13.70

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.04)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.15		1.22	1.51	2.68	(4.65)

Total from investment operations	1.11		1.18	1.47	2.64	(4.70)

Net asset value, end of year	$15.40		$14.29	$13.11	$11.64	$9.00

Total return	7.77%		9.00%	12.63%	29.33%	(34.31)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$860,495		$916,611	$958,680	$935,920	$758,033
Ratio of expenses to average net assets:
After fees paid indirectly	1.00	%(c)	0.93%	0.91%	0.96%	0.97%
Before fees paid indirectly	1.02	%(c)	0.96%	0.96%	0.97%	0.98%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.28)%		(0.33)%	(0.30)%	(0.34)%	(0.41)%
Before fees paid indirectly	(0.30)%		(0.36)%	(0.35)%	(0.35)%	(0.42)%
Portfolio turnover rate	130%		97%	101%	105%	110%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31,					March 25, 2002* to December 31, 2002
	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of period	$10.09		$9.46	$8.54	$7.04	$8.89

Income (loss) from investment operations:
Net investment income	0.11		0.07	0.07	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.22		0.64	0.93	1.50	(1.84)

Total from investment operations	1.33		0.71	1.00	1.57	(1.79)

Less distributions:
Dividends from net investment income	(0.12)		(0.08)	(0.08)	(0.07)	(0.06)

Net asset value, end of period	$11.30		$10.09	$9.46	$8.54	$7.04

Total return (b)	13.22%		7.46%	11.67%	22.28%	(20.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$201		$191	$116	$98	$79
Ratio of expenses to average net assets:
After waivers (a)	0.70%		0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.69%		0.69%	0.66%	0.69%	0.69%
Before waivers and fees paid indirectly (a)	0.73%		0.70%	0.70%	0.71%	0.71%
Ratio of net investment income to average net assets:
After waivers (a)	1.05%		0.73%	0.80%	0.93%	0.77%
After waivers and fees paid indirectly (a)	1.06%		0.74%	0.84%	0.94%	0.78%
Before waivers and fees paid indirectly (a)	1.02%		0.73%	0.80%	0.92%	0.76%
Portfolio turnover rate	33%		47%	90%	88%	70%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$—	$—	$— #	$— #

	Year Ended December 31,
Class IB	2006 (e)		2005(e)	2004	2003	2002
Net asset value, beginning of year	$10.10		$9.47	$8.55	$7.04	$8.97

Income (loss) from investment operations:
Net investment income	0.09		0.05	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.22		0.63	0.92	1.51	(1.93)

Total from investment operations	1.31		0.68	0.97	1.56	(1.89)

Less distributions:
Dividends from net investment income	(0.10)		(0.05)	(0.05)	(0.05)	(0.04)

Net asset value, end of year	$11.31		$10.10	$9.47	$8.55	$7.04

Total return	12.92%		7.18%	11.37%	22.12%	(21.04)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$329,937		$338,735	$341,346	$311,991	$201,141
Ratio of expenses to average net assets:
After waivers	0.95%		0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%		0.94%	0.91%	0.94%	0.94%
Before waivers and fees paid indirectly	0.98	%(c)	0.95%	0.95%	0.96%	0.96%
Ratio of net investment income to average net assets:
After waivers	0.83%		0.48%	0.55%	0.68%	0.52%
After waivers and fees paid indirectly	0.84%		0.49%	0.59%	0.69%	0.53%
Before waivers and fees paid indirectly	0.80%		0.48%	0.55%	0.67%	0.51%
Portfolio turnover rate	33%		47%	90%	88%	70%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$—	$—	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO(s)(v)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2006 (e)	2005 (e)	2004	2003(e)	2002
Net asset value, beginning of year	$1.000	$1.001	$1.002	$1.003	$1.002

Income (loss) from investment operations:
Net investment income	0.046	0.029	0.012	0.009	0.016
Net realized and unrealized gain (loss) on investments	— #	— #	(0.001)	— #	— #

Total from investment operations	0.046	0.029	0.011	0.009	0.016

Less distributions:
Dividends from net investment income	(0.046)	(0.030)	(0.012)	(0.010)	(0.015)

Net asset value, end of year	$1.000	$1.000	$1.001	$1.002	$1.003

Total return	4.72%	2.85%	1.02%	0.82%	1.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$831,695	$737,535	$598,718	$705,877	$834,792
Ratio of expenses to average net assets	0.44%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	4.65%	2.86%	1.01%	0.82%	1.48%

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003(e)	2002
Net asset value, beginning of year	$1.000	$1.000	$1.001	$1.002	$1.002

Income (loss) from investment operations:
Net investment income	0.044	0.027	0.009	0.006	0.012
Net realized and unrealized gain (loss) on investments	— #	— #	(0.001)	— #	0.001

Total from investment operations	0.044	0.027	0.008	0.006	0.013

Less distributions:
Dividends from net investment income	(0.044)	(0.027)	(0.009)	(0.007)	(0.013)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.001	$1.002

Total return	4.46%	2.65%	0.77%	0.57%	1.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$918,153	$773,184	$774,625	$942,215	$1,209,341
Ratio of expenses to average net assets	0.69%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	4.42%	2.61%	0.76%	0.57%	1.23%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO(l)(t)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		December 13, 2004* to December 31, 2004(e)
Class IA	2006 (e)	2005 (e)
Net asset value, beginning of period	$5.05	$4.80	$4.73

Income from investment operations:
Net investment income	0.02	0.02	—	#
Net realized and unrealized gain on investments	0.39	0.25	0.09

Total from investment operations	0.41	0.27	0.09

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.02)

Net asset value, end of period	$5.44	$5.05	$4.80

Total return (b)	8.20%	5.71%	0.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,045	$11,800	$13,837
Ratio of expenses to average net assets:
After waivers (a)	0.88%	0.83%	0.76	%(c)
After waivers and fees paid indirectly (a)	0.86%	0.80%	N/A
Before waivers and fees paid indirectly (a)	0.88%	0.83%	0.76	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.42%	0.48%	0.47	%(c)
After waivers and fees paid indirectly (a)	0.43%	0.51%	N/A
Before waivers and fees paid indirectly (a)	0.42%	0.48%	0.47	%(c)
Portfolio turnover rate	66%	55%	58%

	Year Ended December 31,
Class IB	2006(e)	2005(e)	2004(e)	2003(e)	2002(e)
Net asset value, beginning of year	$5.06	$4.81	$4.64	$3.98	$5.21

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.39	0.25	0.18	0.67	(1.23)

Total from investment operations	0.40	0.26	0.19	0.68	(1.21)

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)

Net asset value, end of year	$5.45	$5.06	$4.81	$4.64	$3.98

Total return	7.91%	5.43%	4.10%	17.05%	(23.26)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$274,068	$305,851	$258,854	$265,471	$208,610
Ratio of expenses to average net assets:
After waivers	1.13%	1.08%	1.12%	1.03%	0.86%
After waivers and fees paid indirectly	1.11%	1.05%	N/A	N/A	N/A
Before waivers and fees paid indirectly	1.13%	1.08%	1.12%	1.03%	0.86%
Ratio of net investment income to average net assets:
After waivers	0.17%	0.23%	0.11%	0.34%	0.42%
After waivers and fees paid indirectly	0.18%	0.26%	N/A	N/A	N/A
Before waivers and fees paid indirectly	0.17%	0.23%	0.11%	0.34%	0.42%
Portfolio turnover rate	66%	55%	58%	40%	42%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments, options written, and foreign currency transactions	0.73

Total from investment operations	0.76

Less distributions:
Dividends from net investment income	(0.02)
Distributions from realized gains	—	#

Total dividends and distributions	(0.02)

Net asset value, end of period	$10.74

Total return (b)	7.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,797
Ratio of expenses to average net assets:
After waivers (a)	1.05%
Before waivers (a)	1.40	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.95%
Before waivers (a)	0.50%
Portfolio turnover rate	4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01

Class IB	September 15, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments, options written, and foreign currency transactions	0.73

Total from investment operations	0.75

Less distributions:
Dividends from net investment income	(0.01)
Distributions from realized gains	—	#

Total dividends and distributions	(0.01)

Net asset value, end of period	$10.74

Total return (b)	7.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$99,547
Ratio of expenses to average net assets:
After waivers (a)	1.30%
Before waivers (a)	1.65	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.67%
Before waivers (a)	0.34%
Portfolio turnover rate	4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments and foreign currency	1.00

Total from investment operations	1.01

Less dividends and distributions:
Dividends from net investment income	(0.01)
Distributions from realized gains	—	#

Total Dividends and Distributions	(0.01)

Net asset value, end of period	$11.00

Total return (b)	10.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,410
Ratio of expenses to average net assets:
After waivers (a)	1.10%
Before waivers (a)	2.25	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.30%
Before waivers (a)	(1.11)%
Portfolio turnover rate	6%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

Class IB	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	—	#
Net realized and unrealized gain on investments and foreign currency	0.99

Total from investment operations	0.99

Less distributions:
Distributions from realized gains	—	#

Net asset value, end of period	$10.99

Total return (b)	10.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,740
Ratio of expenses to average net assets:
After waivers (a)	1.35%
Before waivers (a)	2.50	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.13%
Before waivers (a)	(0.93)%
Portfolio turnover rate	6%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments and foreign currency transactions	0.86

Total from investment operations	0.89

Less distributions:
Dividends from net investment income	(0.03)
Distributions from net realized gains	(0.05)

Total dividends and distributions	(0.08)

Net asset value, end of period	$10.81

Total return (b)	8.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,445
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%
Before waivers and reimbursements (a)	2.43	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.92%
Before waivers and reimbursements (a)	(0.53)%
Portfolio turnover rate	51%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

Class IB	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments and foreign currency transactions	0.86

Total from investment operations	0.88

Less distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	(0.05)

Total dividends and distributions	(0.07)

Net asset value, end of period	$10.81

Total return (b)	8.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,705
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%
Before waivers and reimbursements (a)	2.68	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.67%
Before waivers and reimbursements (a)	(0.67)%
Portfolio turnover rate	51%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments and foreign currency transactions	0.92

Total from investment operations	0.94

Less distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.05)

Net asset value, end of period	$10.89

Total return (b)	9.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,502
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%
Before waivers and reimbursements (a)	2.38	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.46%
Before waivers and reimbursements (a)	(0.96)%
Portfolio turnover rate	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

Class IB	August 31, 2006* to December 31, 2006 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.92

Total from investment operations	0.93

Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gains	(0.03)

Total dividends and distributions	(0.04)

Net asset value, end of period	$10.89

Total return (b)	9.25%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,994
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%
Before waivers and reimbursements (a)	2.63	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.21%
Before waivers and reimbursements (a)	(1.06)%
Portfolio turnover rate	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,					February 24, 2002* to December 31, 2002(e)
Class IB	2006 (e)	2005 (e)	2004	2003(e)
Net asset value, beginning of period	$10.14	$10.31	$10.33		$10.19		$10.00

Income (loss) from investment operations:
Net investment income	0.43	0.34	0.20		0.24		0.34
Net realized and unrealized gain (loss) on investments, options written, futures, and foreign currency transactions	(0.41)	(0.26)	0.29		0.31		0.35

Total from investment operations	0.02	0.08	0.49		0.55		0.69

Less distributions:
Dividends from net investment income	(0.35)	(0.22)	(0.21)		(0.25)		(0.34)
Distributions from realized gains	(0.05)	(0.03)	(0.30)		(0.16)		(0.16)

Total dividends and distributions	(0.40)	(0.25)	(0.51)		(0.41)		(0.50)

Net asset value, end of period	$9.76	$10.14	$10.31		$10.33		$10.19

Total return (b)	0.44%	0.77%	4.78%		5.65%		7.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$375,504	$217,873	$60,511		$51,752		$31,300
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.65%	0.65%		0.65%		0.65%
Before waivers (a)	0.95%	0.96%	1.00%		0.82%		0.96%
Ratio of net investment income to average net assets:
After waivers (a)	4.20%	3.31%	2.04%		2.26%		3.46%
Before waivers (a)	3.95%	3.00%	1.69%		2.09%		3.15%
Portfolio turnover rate	1,040%	1,249%	396%		364%		493%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.03	$0.04	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)	June 9, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$9.94	$10.02

Income (loss) from investment operations:
Net investment income	0.43	0.38
Net realized and unrealized loss on investments and foreign currency transactions	(0.01)	(0.33)

Total from investment operations	0.42	0.05

Less distributions:
Dividends from net investment income	(0.38)	(0.13)
Distributions from realized gains	—	—	#

Total dividends and distributions	(0.38)	(0.13)

Net asset value, end of period	$9.98	$9.94

Total return (b)	4.22%	0.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,781,319	$1,219,936
Ratio of expenses to average net assets:
After waivers (a)	0.54%	0.40	%(c)
Before waivers (a)	0.54%	0.51	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.21%	3.76	%(c)
Before waivers (a)	4.21%	3.65	%(c)
Portfolio turnover rate	101%	52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$0.01

	Year Ended December 31,					May 1, 2003* to December 31, 2003(e)
Class IB	2006(e)		2005(e)		2004
Net asset value, beginning of period	$9.95		$9.92		$9.98		$10.00

Income (loss) from investment operations:
Net investment income	0.40		0.28		0.23		0.15
Net realized and unrealized loss on investments and foreign currency transactions	(0.01)		(0.14)		(0.06)		(0.04)

Total from investment operations	0.39		0.14		0.17		0.11

Less distributions:
Dividends from net investment income	(0.35)		(0.11)		(0.23)		(0.13)
Distributions from realized gains	—		—	#	—		—

Total dividends and distributions	(0.35)		(0.11)		(0.23)		(0.13)

Net asset value, end of period	$9.99		$9.95		$9.92		$9.98

Total return (b)	3.95%		1.38%		1.70%		1.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$85,346		$36,314		$13,442		$9,767
Ratio of expenses to average net assets:
After waivers (a)	0.79	%(c)	0.65	%(c)	0.65%		0.65%
Before waivers (a)	0.79	%(c)	0.76	%(c)	1.22%		0.72%
Ratio of net investment income to average net assets:
After waivers (a)	3.97%		3.51	%(c)	2.55%		2.54%
Before waivers (a)	3.97%		3.40	%(c)	1.98%		2.47%
Portfolio turnover rate	101%		52%		36%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$0.01		$0.06	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,					October 2, 2002* to December 31, 2002
Class IA	2006		2005 (e)	2004	2003
Net asset value, beginning of period	$13.37		$14.02	$13.29	$9.76	$9.25

Income from investment operations:
Net investment income	0.07		0.06	0.07	0.10	0.02
Net realized and unrealized gain on investments	2.09		0.61	2.20	3.55	0.53

Total from investment operations	2.16		0.67	2.27	3.65	0.55

Less distributions:
Dividends from net investment income	(0.08)		(0.06)	(0.05)	(0.06)	(0.04)
Distributions from realized gains	(1.75)		(1.26)	(1.49)	(0.06)	—

Total dividends and distributions	(1.83)		(1.32)	(1.54)	(0.12)	(0.04)

Net asset value, end of period	$13.70		$13.37	$14.02	$13.29	$9.76

Total return (b)	16.38%		4.94%	17.45%	37.69%	5.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$577,637		$523,308	$281,509	$177,723	$57
Ratio of expenses to average net assets:
After waivers (a)	0.85	%(c)	0.79%	0.80%	0.85%	0.85%
After waivers and fees paid indirectly (a)	0.77	%(c)	0.70%	0.61%	0.75%	0.81%
Before waivers and fees paid indirectly (a)	0.85	%(c)	0.79%	0.80%	0.85%	0.86%
Ratio of net investment income to average net assets:
After waivers (a)	0.40	%(c)	0.37%	0.37%	0.70%	0.64%
After waivers and fees paid indirectly (a)	0.47	%(c)	0.46%	0.56%	0.80%	0.68%
Before waivers and fees paid indirectly (a)	0.40	%(c)	0.37%	0.37%	0.70%	0.63%
Portfolio turnover rate	114%		90%	96%	69%	86%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—	$—	$—	$— #

	Year Ended December 31,
Class IB	2006		2005(e)	2004	2003(e)	2002
Net asset value, beginning of year	$13.38		$14.02	$13.30	$9.77	$11.52

Income (loss) from investment operations:
Net investment income	0.03		0.03	0.03	0.06	0.03
Net realized and unrealized gain (loss) on investments	2.09		0.62	2.19	3.57	(1.61)

Total from investment operations	2.12		0.65	2.22	3.63	(1.58)

Less distributions:
Dividends from net investment income	(0.04)		(0.03)	(0.01)	(0.04)	(0.02)
Distributions from realized gains	(1.75)		(1.26)	(1.49)	(0.06)	(0.15)

Total dividends and distributions	(1.79)		(1.29)	(1.50)	(0.10)	(0.17)

Net asset value, end of year	$13.71		$13.38	$14.02	$13.30	$9.77

Total return	16.07%		4.75%	17.06%	37.42%	(13.87)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,326,859		$1,153,566	$1,042,729	$689,540	$298,035
Ratio of expenses to average net assets:
After waivers	1.10	%(c)	1.04%	1.05%	1.10%	1.10%
After waivers and fees paid indirectly	1.02	%(c)	0.95%	0.86%	1.00%	1.06%
Before waivers and fees paid indirectly	1.10	%(c)	1.04%	1.05%	1.10%	1.11%
Ratio of net investment income to average net assets:
After waivers	0.15	%(c)	0.12%	0.12%	0.45%	0.39%
After waivers and fees paid indirectly	0.22	%(c)	0.21%	0.31%	0.55%	0.43%
Before waivers and fees paid indirectly	0.15	%(c)	0.12%	0.12%	0.45%	0.38%
Portfolio turnover rate	114%		90%	96%	69%	86%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003(e)		2002(e)
Net asset value, beginning of year	$8.76	$8.28	$7.36		$5.98		$7.87

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.07)	(0.07)		(0.07)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.95	0.70	0.99		1.45		(1.84)

Total from investment operations	0.88	0.63	0.92		1.38		(1.89)

Less distributions:
Distributions from realized gains	(0.12)	(0.15)	—		—		—

Net asset value, end of year	$9.52	$8.76	$8.28		$7.36		$5.98

Total return	10.26%	7.55%	12.50%		23.08%		(24.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$277,810	$176,610	$93,964		$83,897		$66,203
Ratio of expenses to average net assets:
After waivers	1.30%	1.30%	1.30%		1.29%		1.12%
After waivers and fees paid indirectly	1.30%	1.30%	1.30%		1.29%		1.12%
Before waivers and fees paid indirectly	1.39%	1.37%	1.43%		1.29%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.77)%	(0.85)%	(0.89)%		(1.03)%		(0.79)%
After waivers and fees paid indirectly	(0.77)%	(0.85)%	(0.89)%		(1.03)%		(0.79)%
Before waivers and fees paid indirectly	(0.85)%	(0.92)%	(1.02)%		(1.03)%		(0.79)%
Portfolio turnover rate	279%	273%	199%		85%		37%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,					March 25, 2002* to December 31, 2002
Class IA	2006 (e)		2005 (e)	2004	2003(e)
Net asset value, beginning of period	$11.68		$11.87	$10.47	$7.19	$9.32

Income (loss) from investment operations:
Net investment income	0.15		0.13	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.94		0.40	1.79	3.26	(2.12)

Total from investment operations	2.09		0.53	1.87	3.33	(2.07)

Less distributions:
Dividends from net investment income	(0.13)		(0.12)	(0.09)	(0.05)	(0.06)
Distributions from realized gains	(0.63)		(0.60)	(0.38)	—	—

Total dividends and distributions	(0.76)		(0.72)	(0.47)	(0.05)	(0.06)

Net asset value, end of period	$13.01		$11.68	$11.87	$10.47	$7.19

Total return (b)	17.98%		4.50%	17.97%	46.30%	(22.23)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$380,834		$24,343	$18,361	$7,462	$87
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.38	%(c)	0.33%	0.38%	0.60%	0.60%
Before waivers and reimbursements (a)	0.38	%(c)	0.33%	0.38%	0.60%	0.60%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.17%		1.09%	0.94%	0.75%	0.91%
Before waivers and reimbursements (a)	1.17%		1.09%	0.94%	0.75%	0.91%
Portfolio turnover rate	26%		26%	21%	32%	29%

	Year Ended December 31,
Class IB	2006 (e)		2005(e)	2004	2003(e)	2002
Net asset value, beginning of year	$11.68		$11.87	$10.47	$7.19	$9.15

Income (loss) from investment operations:
Net investment income	0.11		0.10	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments and foreign transactions	1.94		0.40	1.77	3.26	(1.96)

Total from investment operations	2.05		0.50	1.84	3.30	(1.92)

Less distributions:
Dividends from net investment income	(0.09)		(0.09)	(0.06)	(0.02)	(0.04)
Distributions from realized gains	(0.63)		(0.60)	(0.38)	—	—

Total dividends and distributions	(0.72)		(0.69)	(0.44)	(0.02)	(0.04)

Net asset value, end of year	$13.01		$11.68	$11.87	$10.47	$7.19

Total return	17.68%		4.24%	17.67%	45.94%	(20.96)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$687,050		$517,538	$480,368	$319,634	$99,391
Ratio of expenses to average net assets:
After waivers and reimbursements	0.63	%(c)	0.58%	0.63%	0.85%	0.85%
Before waivers and reimbursements	0.63	%(c)	0.58%	0.63%	0.85%	0.85%
Ratio of net investment income to average net assets:
After waivers and reimbursements	0.87%		0.84%	0.69%	0.50%	0.66%
Before waivers and reimbursements	0.87%		0.84%	0.69%	0.50%	0.66%
Portfolio turnover rate	26%		26%	21%	32%	29%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TCW EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003(e)		2002(e)
Net asset value, beginning of year	$22.09	$21.25	$18.72		$12.24		$17.34

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.17)	(0.17)		(0.11)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.76)	1.01	2.70		6.59		(5.02)

Total from investment operations	(0.89)	0.84	2.53		6.48		(5.10)

Net asset value, end of year	$21.20	$22.09	$21.25		$18.72		$12.24

Total return	(3.98)%	3.95%	13.51%		52.94%		(29.41)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$246,130	$302,413	$285,682		$282,945		$199,587
Ratio of expenses to average net assets:
After waivers	1.15%	1.13%	1.15%		1.08%		0.90%
After waivers and fees paid indirectly	1.15%	1.13%	1.14%		1.06%		0.89%
Before waivers and fees paid indirectly	1.18%	1.13%	1.17%		1.08%		0.90%
Ratio of net investment loss to average net assets:
After waivers	(0.60)%	(0.84)%	(0.85)%		(0.72)%		(0.59)%
After waivers and fees paid indirectly	(0.60)%	(0.84)%	(0.84)%		(0.70)%		(0.58)%
Before waivers and fees paid indirectly	(0.62)%	(0.84)%	(0.87)%		(0.72)%		(0.59)%
Portfolio turnover rate	40%	15%	18%		19%		15%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$0.01	$—	$— #	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	September 15, 2006* to December 31, 2006 (c)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.78

Total from investment operations	0.81

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$10.79

Total return (b)	8.11%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,621
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%
Before waivers and reimbursements (a)	1.59	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.03%
Before waivers and reimbursements (a)	0.10%
Portfolio turnover rate	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03

Class IB	September 15, 2006* to December 31, 2006 (c)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.78

Total from investment operations	0.80

Less distributions:
Dividends from net investment income	(0.01)

Net asset value, end of period	$10.79

Total return (b)	8.03%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,947
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.35%
Before waivers and reimbursements (a)	1.84	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.50%
Before waivers and reimbursements (a)	0.03%
Portfolio turnover rate	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2006 (e)	2005 (e)	2004	2003(e)		2002(e)
Net asset value, beginning of year	$6.02	$5.56	$4.99		$3.95		$5.41

Income (loss) from investment operations:
Net investment income	0.05	0.04	0.05		0.04		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.80	0.46	0.61		1.04		(1.45)

Total from investment operations	0.85	0.50	0.66		1.08		(1.41)

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.09)		(0.04)		(0.05)

Net asset value, end of year	$6.82	$6.02	$5.56		$4.99		$3.95

Total return	14.10%	8.98%	13.28%		27.56%		(25.95)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$212,510	$169,785	$132,682		$127,894		$111,429
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%		1.03%		0.86%
After waivers and fees paid indirectly	1.03%	1.04%	N/A		N/A		N/A
Before waivers and fees paid indirectly	1.14%	1.11%	1.16%		1.03%		0.86%
Ratio of net investment income to average net assets:
After waivers	0.77%	0.74%	0.91%		0.84%		0.81%
After waivers and fees paid indirectly	0.79%	0.75%	N/A		N/A		N/A
Before waivers and fees paid indirectly	0.68%	0.68%	0.80%		0.84%		0.81%
Portfolio turnover rate	35%	44%	40%		119%		19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$— #	$0.01	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.43	$10.00

Income from investment operations:
Net investment income	0.23	0.13
Net realized and unrealized gain on investments	1.46	0.41

Total from investment operations	1.69	0.54

Less distributions:
Dividends from net investment income	(0.18)	(0.09)
Distributions from realized gains	(0.18)	(0.02)

Total dividends and distributions	(0.36)	(0.11)

Net asset value, end of period	$11.76	$10.43

Total return (b)	16.27%	5.37%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$122	$105
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%
After waiver, and fees paid indirectly (a)	0.74%	0.74%
Before waivers and fees paid indirectly (a)	0.81%	0.96%
Ratio of net investment income to average net assets:
After waivers (a)	2.06%	1.97%
After waiver, and fees paid indirectly (a)	2.07%	1.98%
Before waivers and fees paid indirectly (a)	2.00%	1.76%
Portfolio turnover rate	23%	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01

Class IB	Year Ended December 31, 2006 (e)	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.44	$10.00

Income from investment operations:
Net investment income	0.20	0.12
Net realized and unrealized gain on investments	1.46	0.40

Total from investment operations	1.66	0.52

Less distributions:
Dividends from net investment income	(0.15)	(0.06)
Distributions from realized gains	(0.18)	(0.02)

Total dividends and distributions	(0.33)	(0.08)

Net asset value, end of period	$11.77	$10.44

Total return (b)	15.97%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$291,204	$113,526
Ratio of expenses to average net assets:
After waivers (a)	1.00%	1.00%
After waiver, and fees paid indirectly (a)	0.99%	0.99%
Before waivers and fees paid indirectly (a)	1.06%	1.21%
Ratio of net investment income to average net assets:
After waivers (a)	1.77%	1.72%
After waiver, and fees paid indirectly (a)	1.78%	1.73%
Before waivers and fees paid indirectly (a)	1.71%	1.51%
Portfolio turnover rate	23%	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,					October 2, 2002* to December 31, 2002
Class IA	2006 (e)		2005 (e)	2004	2003
Net asset value, beginning of period	$12.87		$10.06	$8.20	$5.29	$4.85

Income from investment operations:
Net investment income	0.04		0.09	0.05	0.07	— #
Net realized and unrealized gain on investments and foreign currency transactions	4.70		3.23	1.89	2.91	0.44

Total from investment operations	4.74		3.32	1.94	2.98	0.44

Less distributions:
Dividends from net investment income	(0.10)		(0.09)	(0.08)	(0.07)	—
Distributions from realized gains	(1.28)		(0.42)	—	—	—

Total dividends and distributions	(1.38)		(0.51)	(0.08)	(0.07)	—

Net asset value, end of period	$16.23		$12.87	$10.06	$8.20	$5.29

Total return (b)	37.41%		33.04%	24.01%	56.18%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$619,212		$162,519	$4,592	$995	$62
Ratio of expenses to average net assets:
After waivers (a)	1.49	%(c)	1.55%	1.55%	1.55%	1.57%
After waivers and fees paid indirectly (a)	1.47	%(c)	1.53%	1.50%	1.53%	1.56%
Before waivers and fees paid indirectly (a)	1.49	%(c)	1.55%	1.55%	1.55%	1.62%
Ratio of net investment income to average net assets:
After waivers (a)	0.22%		0.69%	0.75%	1.33%	0.13%
After waivers and fees paid indirectly (a)	0.24%		0.71%	0.80%	1.35%	0.14%
Before waivers and fees paid indirectly (a)	0.22%		0.69%	0.75%	1.33%	0.08%
Portfolio turnover rate	69%		52%	57%	81%	78%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—	$—	$— #	$— #

	Year Ended December 31,
Class IB	2006 (e)		2005(e)	2004	2003	2002
Net asset value, beginning of year	$12.87		$10.06	$8.19	$5.28	$5.61

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.05	0.04	0.05	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.66		3.25	1.89	2.91	(0.32)

Total from investment operations	4.69		3.30	1.93	2.96	(0.33)

Less distributions:
Dividends from net investment income	(0.06)		(0.07)	(0.06)	(0.05)	—
Distributions from realized gains	(1.28)		(0.42)	—	—	—

Total dividends and distributions	(1.34)		(0.49)	(0.06)	(0.05)	—

Net asset value, end of year	$16.22		$12.87	$10.06	$8.19	$5.28

Total return (b)	37.07%		32.84%	23.58%	56.09%	(6.05)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,849,522		$1,140,481	$615,499	$389,893	$193,115
Ratio of expenses to average net assets:
After waivers (a)	1.74	%(c)	1.80%	1.80%	1.80%	1.82%
After waivers and fees paid indirectly (a)	1.72	%(c)	1.78%	1.75%	1.78%	1.81%
Before waivers and fees paid indirectly (a)	1.74	%(c)	1.80%	1.80%	1.80%	1.87%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.17%		0.44%	0.50%	1.08%	(0.12)%
After waivers and fees paid indirectly (a)	0.19%		0.46%	0.55%	1.10%	(0.11)%
Before waivers and fees paid indirectly (a)	0.17%		0.44%	0.50%	1.08%	(0.17)%
Portfolio turnover rate	69%		52%	57%	81%	78%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—		$—	$—	$— #	$— #
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2006 (e)	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$12.51	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.01)
Net realized and unrealized gain on investments and foreign currency	1.14	2.52

Total from investment operations	1.19	2.51

Less Distributions:
Dividends from net investment income	(0.05)	—
Distributions from realized gains	(0.07)	—

Total dividends and distributions	(0.12)	—

Net asset value, end of period	$13.58	$12.51

Total return (b)	9.50%	25.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$137	$125
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.76%	0.77%
Before waivers and fees paid indirectly (a)	0.90%	1.45%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.38%	(0.12)%
After waivers and fees paid indirectly (a)	0.41%	(0.09)%
Before waivers and fees paid indirectly (a)	0.27%	(0.77)%
Portfolio turnover rate	64%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.05

Class IB	Year Ended December 31, 2006 (e)	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$12.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.03)
Net realized and unrealized gain on investments and foreign currency	1.15	2.51

Total from investment operations	1.16	2.48

Less Distributions:
Dividends from net investment income	(0.01)	—
Distributions from realized gains	(0.07)	—

Total dividends and distributions	(0.08)	—

Net asset value, end of period	$13.56	$12.48

Total return (b)	9.33%	24.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$139,188	$49,826
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%
After waivers and fees paid indirectly (a)	1.01%	1.02%
Before waivers and fees paid indirectly (a)	1.15%	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.06%	(0.37)%
After waivers and fees paid indirectly (a)	0.10%	(0.34)%
Before waivers and fees paid indirectly (a)	(0.04)%	(1.02)%
Portfolio turnover rate	64%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			October 1, 2004* to December 31, 2004
Class IA	2006(e)		2005(e)
Net asset value, beginning of period	$11.40		$11.44	$10.00

Income (loss) from investment operations:
Net investment loss	(0.08)		(0.07)	(0.02)
Net realized and unrealized gain on investments	2.57		0.74	1.46

Total from investment operations	2.49		0.67	1.44

Less Distributions:
Distributions from realized gains	(0.33)		(0.71)	—

Net asset value, end of period.	$13.56		$11.40	$11.44

Total return (b)	21.95%		5.92%	14.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$148		$121	$114
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%		1.05%	1.03%
After waivers, reimbursements and fees paid indirectly (a)	0.95	%(c)	0.87%	1.01%
Before waivers, reimbursements and fees paid indirectly (a)	1.23	%(c)	3.05%	7.36%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.72)%		(0.80)%	(0.81)%
After waivers, reimbursements and fees paid indirectly (a)	(0.60)%		(0.62)%	(0.79)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.94)%		(2.80)%	(7.14)%
Portfolio turnover rate	121%		168%	47%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.03		$0.22	$0.65

	Year Ended December 31,			October 1, 2004* to December 31, 2004
Class IB	2006(e)		2005(e)
Net asset value, beginning of period	$11.37		$11.43	$10.00

Income (loss) from investment operations:
Net investment loss.	(0.11)		(0.10)	(0.03)
Net realized and unrealized gain on investments	2.55		0.75	1.46

Total from investment operations	2.44		0.65	1.43

Less Distributions:
Distributions from realized gains	(0.33)		(0.71)	—

Net asset value, end of period	$13.48		$11.37	$11.43

Total return (b)	21.57%		5.75%	14.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$101,401		$13,638	$3,598
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%		1.30%	1.28%
After waivers, reimbursements and fees paid indirectly (a)	1.20%		1.12%	1.26%
Before waivers, reimbursements and fees paid indirectly (a)	1.48	%(c)	3.30%	7.61%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.97)%		(1.05)%	(1.06)%
After waivers, reimbursements and fees paid indirectly (a)	(0.87)%		(0.87)%	(1.04)%
Before waivers, reimbursements and fees paid indirectly (a)	(1.15)%		(3.05)%	(7.39)%
Portfolio turnover rate	121%		168%	47%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.02		$0.22	$0.65

See Notes to Financial Statements.

EQ ADVISORS TRUST

FINANCIAL HIGHLIGHTS — (Concluded)

*		Commencement of Operations.

*	*	Prior to December 31, 2004, these ratios and per share amounts were not provided.

*	**	Prior to December 31, 2006, these ratios and per share amounts were not provided.

†		The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

#		Per share amount is less than $0.01.

‡		Amount is less than 1%.

‡‡		Amount is less than 0.01%.

(a	)	Ratios for periods less than one year are annualized.

(b	)	Total returns for periods less than one year are not annualized.

(c	)	Reflects overall fund ratios for investment income and non-class specific expense.

(d	)	Reflects purchases and sales from change in investment strategy.

(e	)	Net investment income and capital changes per share are based on average shares outstanding.

(g	)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Global Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance International Portfolio.

(h	)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MFS Research Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian Research Portfolio.

(i	)	On April 26, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T.Rowe Price International Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Mercury International Value Portfolio.

(j	)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP Strategy Aggressive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance Small Cap Growth Portfolio.

(k	)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP New Dimensions Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian U.S. Equity Portfolio.

(l	)	On February 28, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the Enterprise Balanced Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Montag & Caldwell Growth Portfolio.

(m	)	On May 2, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/International Equity Index Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Alliance International Portfolio.

(n	)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Boston Advisors Equity Income Portfolio.

(o	)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Global Socially Responsive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Calvert Socially Responsible Portfolio.

(p	)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Diversified Portfolio and EQ/ MONY Equity Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Capital Guardian Research Portfolio.

(q	)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Capital Appreciation Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/ Marsico Focus Portfolio.

(r	)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Deep Value Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Mercury Basic Value Equity Portfolio.

(s	)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Money Market Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Money Market Portfolio.

(t	)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Multi-Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/ Montag & Caldwell Growth Portfolio.

(u	)	On September 9, 2005, this Portfolio converted to a “fund of funds” structure and was renamed EQ/Enterprise Moderate Allocation Portfolio. The information from January 1, 2002 through December 31, 2004 is that of the predecessor EQ/Enterprise Managed Portfolio. Information for the year ended December 31, 2005 includes the results of the operations of the predecessor EQ/Enterprise Managed Portfolio from January 1, 2005 through September 9, 2005.

(v	)	On July 7, 2005, this Portfolio split its shares as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the stock split.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

Note 1        Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company with fifty-nine diversified portfolios and four non-diversified portfolios (each a “Portfolio”). The non-diversified Portfolios are: EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/Small Cap Value Portfolio, EQ/Marsico Focus Portfolio, and the EQ/Legg Mason Value Equity Portfolio.

On August 25, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), an indirect wholly-owned subsidiary of AXA, contributed $3,000,000 in seed capital to EQ/International ETF Portfolio. On August 31, 2006, AXA Equitable contributed $3,000,000 in seed capital to EQ/Davis New York Venture Portfolio, $8,000,000 to EQ/Oppenheimer Global Portfolio, $10,000,000 to EQ/ Oppenheimer Main Street Opportunity Portfolio and $10,000,000 to EQ/Oppenheimer Main Street Small Cap Portfolio. On September 15, 2006, AXA Equitable contributed $3,000,000 to EQ/Franklin Income Portfolio, $3,000,000 to EQ/Franklin Small Cap Value Portfolio, $20,000,000 to EQ/Mutual Shares Portfolio and $3,000,000 to EQ/Templeton Growth Portfolio. The seed capital for each portfolio was split evenly between Class IA and Class IB shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

The EQ/Enterprise Moderate Allocation Portfolio is a type of mutual fund often described as “fund of funds.” The Portfolio pursues its investment objective by investing exclusively in other mutual funds managed by AXA Equitable.

The EQ/International ETF Portfolio is a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other investment companies.

The EQ/Small Company Growth Portfolio and the EQ/Small Cap Value Portfolio employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for their Portfolios.

The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2006, the Trust had Class IB shares outstanding for each Portfolio except for the EQ/ Government Securities Portfolio. In addition, as of and during the year ended December 31, 2006, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company (“ALAC”), MONY Life Insurance Company (“MONY”) and MONY Life Insurance Company of America (“MONY America”), as well as insurance companies that are not affiliated with AXA Equitable, ALAC, MONY or MONY America and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class IA for EQ/Boston Advisors Equity Income Portfolio and EQ/Montag & Caldwell Growth Portfolio. AXA Equitable is the primary shareholder of Class IA shares for EQ/International ETF Portfolio, EQ/Oppenheimer Global Portfolio, EQ/Oppenheimer Main Street Opportunity Portfolio, and the EQ/Oppenheimer Main Street Small Cap Portfolio.

The investment objectives of each Portfolio are as follows:

EQ/Enterprise Moderate Allocation Portfolio — Seeks long-term capital appreciation and current income.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

EQ/AllianceBernstein Common Stock Portfolio (formerly EQ/Alliance Common Stock Portfolio) (advised by AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of AXA Equitable)) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Growth and Income Portfolio (formerly EQ/Alliance Growth and Income Portfolio) (advised by AllianceBernstein) — Seeks to provide a high total return.

EQ/AllianceBernstein Intermediate Government Securities Portfolio (formerly EQ/Alliance Intermediate Government Securities Portfolio) (advised by AllianceBernstein) — Seeks to achieve high current income consistent with relative stability of principal.

EQ/AllianceBernstein International Portfolio (formerly EQ/Alliance International Portfolio) (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Large Cap Growth Portfolio (formerly EQ/Alliance Large Cap Growth Portfolio) (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Quality Bond Portfolio (formerly EQ/Alliance Quality Bond Portfolio) (advised by AllianceBernstein) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/AllianceBernstein Small Cap Growth Portfolio (formerly EQ/Alliance Small Cap Growth Portfolio) (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Value Portfolio (formerly EQ/Bernstein Diversified Value Portfolio) (advised by AllianceBernstein) — Seeks capital appreciation.

EQ/Ariel Appreciation II Portfolio (advised by Ariel Capital Management, LLC) — Seeks long-term capital appreciation.

EQ/AXA Rosenberg Value Long/Short Equity Portfolio (formerly Laudus Rosenberg VIT Value Long/Short Equity Fund) (advised by AXA Rosenberg Investment Management LLC) — Seeks to increase value through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

EQ/Bond Index Portfolio (formerly the EQ/Intermediate Term Bond Portfolio)(advised by Standish Mellon Asset Management Company LLC (“Standish”)) — Seeks a total return before expenses that approximates the total return performance of the Lehman Brothers Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the Lehman Brothers Aggregate

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Bond Index. Effective August 25, 2006, Standish replaced Fund Asset Management, L.P. (“FAM,” doing business as Mercury Advisors) as the Adviser for the EQ/Bond Index Portfolio.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Bridgeway Capital Management, Inc.) — Seeks long-term capital appreciation.

EQ/Capital Guardian Growth Portfolio (advised by Capital Guardian Trust Company (“Capital Guardian”)) — Seeks long-term growth of capital.

EQ/Capital Guardian International Portfolio (advised by Capital Guardian) — To achieve long-term growth of capital.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Capital Guardian U.S. Equity Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Caywood-Scholl High Yield Bond Portfolio (advised by Caywood-Scholl Capital Management) — Seeks to maximize current income.

EQ/Davis New York Venture Portfolio (advised by Davis Selected Advisers, L.P.) — Seeks long-term growth of capital.

EQ/Equity 500 Index Portfolio (advised by AllianceBernstein) — Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Evergreen International Bond Portfolio (advised by Evergreen Investment Management Company, LLC (“Evergreen”)) — Seeks capital growth and current income.

EQ/Evergreen Omega Portfolio (advised by Evergreen) — Seeks long-term capital growth.

EQ/FI Mid Cap Portfolio (advised by Fidelity Management & Research Company (“FMR”)) —Seeks long-term growth of capital.

EQ/FI Mid Cap Value Portfolio (advised by FMR) — Seeks long-term capital appreciation.

EQ/Franklin Income Portfolio (advised by Franklin Advisers, Inc.) — Seeks to maximize income while maintaining prospects for capital appreciation.

EQ/Franklin Small Cap Value Portfolio (advised by Franklin Advisory Services, LLC) — Seeks long-term total return.

EQ/GAMCO Mergers and Acquisitions Portfolio (advised by GAMCO Asset Management, Inc. (“GAMCO”))— Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Government Securities Portfolio (advised by BlackRock Financial Management, Inc. (“BlackRock”)) — Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations. Effective October 1, 2006, BlackRock replaced FAM as the Adviser for the EQ/Government Securities Portfolio.

EQ/International Growth Portfolio (advised by MFS Investment Management (“MFS”)) — Seeks to achieve capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

EQ/Janus Large Cap Growth Portfolio (advised by Janus Capital Management LLC) — Seeks long-term growth of capital.

EQ/JPMorgan Core Bond Portfolio (advised by J.P. Morgan Investment Management Inc. (“JPMorgan”)) — Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

EQ/JPMorgan Value Opportunities Portfolio (advised by JPMorgan) — Seeks long-term capital appreciation.

EQ/Legg Mason Value Equity Portfolio (advised by Legg Mason Capital Management, Inc.) — Seeks long-term growth of capital.

EQ/Long Term Bond Portfolio (advised by BlackRock) — Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations. Effective October 1, 2006, BlackRock replaced FAM as the Adviser for the EQ/Long Term Bond Portfolio.

EQ/Lord Abbett Growth and Income Portfolio (advised by Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks capital appreciation and growth of income without excessive fluctuation in market value.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett) — Seeks capital appreciation and growth of income with reasonable risk.

EQ/Lord Abbett Mid Cap Value Portfolio (advised by Lord Abbett) — Seeks capital appreciation.

EQ/Marsico Focus Portfolio (advised by Marsico Capital Management, LLC) — Seeks long-term growth of capital.

EQ/Mercury Basic Value Equity Portfolio (advised by BlackRock Investment Management LLC) —Seeks capital appreciation and, secondarily, income. Effective October 1, 2006, BlackRock Investment Management LLC replaced FAM as the Adviser for the EQ/Mercury Basic Value Equity Portfolio.

EQ/Mercury International Value Portfolio (advised by BlackRock Investment Management International Limited) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital. Effective October 1, 2006, BlackRock Investment Management International Limited replaced Merrill Lynch Investment Managers International Limited as the Adviser for the EQ/ Mercury International Value Portfolio.

EQ/MFS Emerging Growth Companies Portfolio (advised by MFS) — Seeks to provide long-term capital growth.

EQ/MFS Investors Trust Portfolio (advised by MFS) — Seeks long-term growth of capital with a secondary objective to seek reasonable current income (i.e. moderate income).

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, Inc.) — Seeks to achieve capital appreciation.

EQ/Mutual Shares Portfolio (advised by Franklin Mutual Advisers, LLC) — Seeks capital appreciation which may occasionally be short-term, and, secondarily, income.

EQ/Oppenheimer Global Portfolio (advised by OppenheimerFunds, Inc. (“Oppenheimer”)) —Seeks capital appreciation.

EQ/Oppenheimer Main Street Opportunity Portfolio (advised by Oppenheimer) — Seeks to achieve long-term capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

EQ/Oppenheimer Main Street Small Cap Portfolio (advised by Oppenheimer) — Seeks to achieve capital appreciation.

EQ/PIMCO Real Return Portfolio (advised by Pacific Investment Management Company, LLC) —Seeks maximum real return consistent with preservation of real capital and prudent investment management.

EQ/Short Duration Bond Portfolio (advised by BlackRock) — Seeks current income with reduced volatility of principal. Effective October 1, 2006, BlackRock replaced FAM as the Adviser for the EQ/ Short Duration Bond Portfolio.

EQ/Small Cap Value Portfolio (formerly EQ/Lazard Small Cap Value Portfolio) (advised by Lazard Asset Management LLC and Franklin Advisory Services, LLC. Effective September 15, 2006, Franklin Advisory Services, LLC was added as an Adviser.) — Seeks capital appreciation.

EQ/Small Company Growth Portfolio (formerly EQ/Bear Stearns Small Company Growth) (advised by Bear Stearns Asset Management Inc., Eagle Asset Management, Inc. (“Eagle”) and Wells Capital Management, Inc. (“Wells”). Effective December 11, 2006, Eagle and Wells were added as Advisers)—Seeks to achieve capital appreciation.

EQ/Small Company Index Portfolio (advised by AllianceBernstein) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

EQ/TCW Equity Portfolio (advised by TCW Investment Management Company) — Seeks to achieve long-term capital appreciation.

EQ/Templeton Growth Portfolio (advised by Templeton Global Advisors Limited) — Seeks long-term capital growth.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Van Kampen Comstock Portfolio (advised by Morgan Stanley Investment Management, Inc. (“MSIM”)) — Capital growth and income.

EQ/Van Kampen Emerging Markets Equity Portfolio (advised by MSIM) — Seeks long-term capital appreciation.

EQ/Van Kampen Mid Cap Growth Portfolio (advised by MSIM) — Capital growth.

EQ/Wells Fargo Montgomery Small Cap Portfolio (advised by Wells) — Seeks long-term capital appreciation.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price (except for securities sold short that are valued at the closing price or the mean of the latest available ask and bid price). Other unlisted equity securities are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term investment securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term investment securities, which mature in more than 60 days are valued at representative quoted prices. The EQ/Money Market Portfolio values all short-term investment securities at amortized cost.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Trustees.

Investments in the EQ/Enterprise Moderate Allocation Portfolio are valued based on the net asset value per share of each underlying fund which follow the policies as described above.

Investments in the EQ/International ETF Portfolio are valued based on the official closing price of the underlying investment companies on the date of valuation.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2006 and December 31, 2005, were as follows:

	Year Ended December 31, 2006				Year Ended December 31, 2005
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Enterprise Moderate Allocation	$13,992,468	$—	$28	$—	$15,869,444	$—	$—	$—
EQ/International ETF	68,354	—	23,866	—	—	—	—	—
EQ/AllianceBernstein Common Stock	128,571,275	—	—	—	95,924,555	—	—	—
EQ/AllianceBernstein Growth and Income	44,590,243	145,813,283	13,987,539	77,952,275	33,163,198	88,294,537	—	15,802,294
EQ/AllianceBernstein Intermediate Government Securities	28,948,851	—	—	—	28,400,891	—	—	—
EQ/AllianceBernstein International	40,897,308	199,218,339	2,629,191	69,426,639	33,960,724	—	1,992,666	—
EQ/AllianceBernstein Large Cap Growth	—	—	—	—	—	—	—	—
EQ/AllianceBernstein Quality Bond	85,778,671	—	1,137,348	—	79,369,690	—	—	—
EQ/AllianceBernstein Small Cap Growth	—	99,884,021	—	24,581,426	—	—	—	—
EQ/AllianceBernstein Value	67,243,294	235,737,926	9,172,428	47,121,252	42,473,426	64,313,036	76,693	17,144,762
EQ/Ariel Appreciation II	300,320	9,355	185,194	107,097	17,786	—	1,769	—
EQ/AXA Rosenberg Value Long/Short Equity	4,803,199	—	422,887	—	—	—	1,074,766	5,249,830
EQ/Bond Index	1,893,334	25,612	16,496	—	2,167,654	810,439	1	25,611
EQ/Boston Advisors Equity Income	9,235,182	18,231,519	1,801,755	3,973,151	5,141,995	—	53,626	706,494
EQ/Calvert Socially Responsible	—	885,471	—	375,323	—	2,384,334	—	281,667
EQ/Capital Guardian Growth	636,733	—	577	—	554,291	—	—	—
EQ/Capital Guardian International	19,433,984	80,391,887	622,470	10,171,945	12,551,727	1,055,351	2,369,428	7,495,216
EQ/Capital Guardian Research.	5,848,676	—	71,480	—	5,597,612	—	—	—
EQ/Capital Guardian U.S. Equity	15,381,698	71,905,649	244,391	2,794,037	5,827,238	55,833,867	—	12,328,291
EQ/Caywood-Scholl High Yield Bond	10,473,947	—	—	—	6,226,536	—	15,963	—
EQ/Davis New York Venture	114,283	—	—	—	—	—	—	—
EQ/Equity 500 Index	52,033,224	111,663,750	—	—	50,852,953	64,327,127	28,554	6,961,926
EQ/Evergreen International Bond	1,598,406	—	386,693	—	—	—	—	—
EQ/Evergreen Omega	4,003,840	14,637,409	849,004	117,580	67,975	5,733,766	721,819	862,615

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

	Year Ended December 31, 2006				Year Ended December 31, 2005
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/FI Mid Cap	$48,536,076	$56,339,263	$16,796,084	$34,531,518	$94,582,460	$79,116,437	$12,705,321	$21,324,289
EQ/FI Mid Cap Value	6,133,959	163,082,728	2,780,713	27,857,283	75,778,189	105,150,766	782,611	28,542,827
EQ/Franklin Income	817,938	—	330,065	—	—	—	—	—
EQ/Franklin Small Cap Value	27,560	—	10,027	—	—	—	—	—
EQ/GAMCO Mergers and Acquisitions	4,634,502	285,452	562,238	54,743	774,655	92,537	12,658	—
EQ/GAMCO Small Company Value	9,106,216	31,487,447	115,683	4,367,283	3,749,279	37,469,527	2,118,408	1,830,491
EQ/Government Securities	3,942,731	—	—	—	3,802,152	163,207	139,139	—
EQ/International Growth	1,125,445	—	289,654	—	885,405	—	6,514	—
EQ/Janus Large Cap Growth	—	—	—	—	5,654	—	—	—
EQ/JPMorgan Core Bond	67,481,235	—	79,689	—	47,644,201	—	318,065	—
EQ/JPMorgan Value Opportunities	26,273,290	16,004,166	10,405,379	5,213,191	9,290,263	—	—	—
EQ/Legg Mason Value Equity	62,242	—	230,889	208,813	8,347	—	2,130	—
EQ/Long Term Bond	32,129,753	—	100,806	—	12,090,704	4,114,321	4,015	—
EQ/Lord Abbett Growth and Income	1,937,149	853,348	437,083	912,171	198,811	—	8,755	—
EQ/Lord Abbett Large Cap Core	530,553	204,486	279,175	117,438	88,443	—	106,511	—
EQ/Lord Abbett Mid Cap Value	2,855,529	1,743,440	78,922	2,976,071	749,813	—	1,177,523	—
EQ/Marsico Focus	26,262,529	60,627,287	223,279	18,329	974,013	61,989,543	17,141,097	15,601,201
EQ/Mercury Basic Value	96,145,550	133,324,014	450,717	11,033,600	39,106,471	115,277,471	—	9,938,814
EQ/Mercury International Value	72,280,645	78,598,005	2,844,760	2,680,924	22,366,263	—	3,897,216	3,895,442
EQ/MFS Emerging Growth Companies	—	—	—	—	—	—	—	—
EQ/MFS Investors Trust	2,785,990	—	—	—	1,661,748	—	8,524	—
EQ/Money Market	74,972,594	—	57,574	—	39,840,448	—	66,275	—
EQ/Montag & Caldwell Growth	565,794	—	—	—	753,492	—	2,069	—
EQ/Mutual Shares	110,815	—	44,403	—	—	—	—	—
EQ/Oppenheimer Global	5,730	—	57,406	—	—	—	—	—
EQ/Oppenheimer Main Street Opportunity	122,932	—	110,370	—	—	—	—	—
EQ/Oppenheimer Main Street Small Cap	71,343	—	144,702	—	—	—	—	—
EQ/PIMCO Real Return	14,608,631	—	1,390	—	4,574,591	98,536	1,506,481	—
EQ/Short Duration Bond	67,314,819	—	—	—	16,102,089	2,707	76,663	—
EQ/Small Cap Value	100,859,888	120,661,743	21,128,937	26,467,155	71,385,606	74,071,413	8,436,548	7,385,198
EQ/Small Company Growth	3,441,458	—	—	—	2,821,717	—	3,439,422	—
EQ/Small Company Index	13,161,361	43,099,220	251,130	4,159,869	5,943,908	24,217,101	185,646	1,648,596
EQ/TCW Equity	—	—	—	—	—	—	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

	Year Ended December 31, 2006				Year Ended December 31, 2005
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Templeton Growth	$81,891	$—	$—	$—	$—	$—	$—	$—
EQ/UBS Growth and Income	1,506,094	—	8,779	—	1,087,357	—	12,538	—
EQ/Van Kampen Comstock	6,203,314	1,133,862	324,802	478,172	825,302	—	1,406,557	—
EQ/Van Kampen Emerging Markets Equity	7,710,878	178,656,537	—	70,656,763	5,221,530	41,515,167	—	14,866,441
EQ/Van Kampen Mid Cap Growth	466,729	343,142	2,483,906	695,836	—	—	81,393	—
EQ/Wells Fargo Mont- gomery Small Cap	2,074,435	97,284	1,836,189	133,661	706,027	1,322	213,817	—

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2006 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Enterprise Moderate Allocation	$2,676,185	$(2,665,170)	$(11,015)
EQ/International ETF	939	—	(939)
EQ/AllianceBernstein Common Stock	—	—	—
EQ/AllianceBernstein Growth and Income	47,022	(47,022)	—
EQ/AllianceBernstein Intermediate Government Securities	624,341	(311,867)	(312,474)
EQ/AllianceBernstein International	3,459,730	(3,459,730)	—
EQ/AllianceBernstein Large Cap Growth	2,223,788	—	(2,223,788)
EQ/AllianceBernstein Quality Bond	(1,099,051)	1,099,051	—
EQ/AllianceBernstein Small Cap Growth	8,131,466	—	(8,131,466)
EQ/AllianceBernstein Value	—	—	—
EQ/Ariel Appreciation II	—	—	—
EQ/AXA Rosenberg Value Long/Short Equity	(137,962)	137,962	—
EQ/Bond Index	5,904	(5,904)	—
EQ/Boston Advisors Equity Income	(155,004)	(135,086)	290,090
EQ/Calvert Socially Responsible	3,879	13	(3,892)
EQ/Capital Guardian Growth	—	—	—
EQ/Capital Guardian International	793,790	(793,790)	—
EQ/Capital Guardian Research	—	22,499	(22,499)
EQ/Capital Guardian U.S. Equity	1	(30,423)	30,422
EQ/Caywood-Scholl High Yield Bond	74,669	(22,354)	(52,315)
EQ/Davis New York Venture	5,079	7,601	(12,680)
EQ/Equity 500 Index	108,967	(84,425)	(24,542)
EQ/Evergreen International Bond	(5,971,425)	5,971,425	—
EQ/Evergreen Omega	160,377	(160,377)	—
EQ/FI Mid Cap	184,113	(184,113)	—
EQ/FI Mid Cap Value	(128,666)	(64,732)	193,398
EQ/Franklin Income	35,515	—	(35,515)

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Franklin Small Cap Value	$4,602	$—	$(4,602)
EQ/GAMCO Mergers and Acquisitions	(22,336)	22,336	—
EQ/GAMCO Small Company Value	26,813	115,891	(142,704)
EQ/Government Securities	52,363	(44,046)	(8,317)
EQ/International Growth	(16,126)	4,283	11,843
EQ/Janus Large Cap Growth	460,769	—	(460,769)
EQ/JPMorgan Core Bond	1,167,266	(1,167,266)	—
EQ/JPMorgan Value Opportunities	1	190,264	(190,265)
EQ/Legg Mason Value Equity	14,655	(14,578)	(77)
EQ/Long Term Bond	250	(250)	—
EQ/Lord Abbett Growth and Income	—	—	—
EQ/Lord Abbett Large Cap Core	—	—	—
EQ/Lord Abbett Mid Cap Value	(6,579)	6,579	—
EQ/Marsico Focus	2,599	(2,599)	—
EQ/Mercury Basic Value Equity	(12,673)	12,673	—
EQ/Mercury International Value	2,242,199	(2,242,199)	—
EQ/MFS Emerging Growth Companies	2,439,742	6,204	(2,445,946)
EQ/MFS Investors Trust	13,312	(285)	(13,027)
EQ/Money Market	—	—	—
EQ/Montag & Caldwell Growth	2,866	18,031	(20,897)
EQ/Mutual Shares	(494,409)	522,308	(27,899)
EQ/Oppenheimer Global	(11,254)	16,355	(5,101)
EQ/Oppenheimer Main Street Opportunity	3,958	389	(4,347)
EQ/Oppenheimer Main Street Small Cap	4,756	(139)	(4,617)
EQ/PIMCO Real Return	1,842,064	(1,828,564)	(13,500)
EQ/Short Duration Bond	370,028	(211,759)	(158,269)
EQ/Small Cap Value	1,121,169	(975,689)	(145,480)
EQ/Small Company Growth	1,977,089	2,036	(1,979,125)
EQ/Small Company Index	115,235	(248,797)	133,562
EQ/TCW Equity	1,622,617	—	(1,622,617)
EQ/Templeton Growth	(2,227)	29,717	(27,490)
EQ/UBS Growth and Income	—	—	—
EQ/Van Kampen Comstock	—	—	—
EQ/Van Kampen Emerging Markets Equity	4,251,772	(4,251,772)	—
EQ/Van Kampen Mid Cap Growth	32,754	(32,754)	—
EQ/Wells Fargo Montgomery Small Cap	449,349	(449,349)	—

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2006 to December 31, 2006, the Portfolios elected to defer until the first business day of 2007 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/Enterprise Moderate Allocation	$—	$—
EQ/International ETF	—	—
EQ/AllianceBernstein Common Stock	—	—
EQ/AllianceBernstein Growth and Income	—	—
EQ/AllianceBernstein Intermediate Government Securities	—	411,427
EQ/AllianceBernstein International	—	—
EQ/AllianceBernstein Large Cap Growth	—	—
EQ/AllianceBernstein Quality Bond	1,013,660	67,424
EQ/AllianceBernstein Small Cap Growth	—	—
EQ/AllianceBernstein Value	—	—
EQ/Ariel Appreciation II	—	—
EQ/AXA Rosenberg Value Long/Short Equity	—	3,163,091
EQ/Bond Index	—	402
EQ/Boston Advisors Equity Income	—	—
EQ/Calvert Socially Responsible	—	—
EQ/Capital Guardian Growth	—	—
EQ/Capital Guardian International	266,708	—
EQ/Capital Guardian Research	—	—
EQ/Capital Guardian U.S. Equity	—	—
EQ/Caywood-Scholl High Yield Bond	—	934,180
EQ/Davis New York Venture	7,291	—
EQ/Equity 500 Index	—	4,209,199
EQ/Evergreen International Bond	616,707	—
EQ/Evergreen Omega	—	—
EQ/FI Mid Cap	11,365	—
EQ/FI Mid Cap Value	6,377	—
EQ/Franklin Income	—	—
EQ/Franklin Small Cap Value	—	—
EQ/GAMCO Mergers and Acquisitions	19,182	—
EQ/GAMCO Small Company Value	121	—
EQ/Government Securities	—	4,372
EQ/International Growth	8,052	—
EQ/Janus Large Cap Growth	—	—
EQ/JPMorgan Core Bond	211,758	536,650
EQ/JPMorgan Value Opportunities	—	—
EQ/Legg Mason Value Equity	164	—
EQ/Long Term Bond	—	141,632
EQ/Lord Abbett Growth and Income	—	—
EQ/Lord Abbett Large Cap Core	—	—
EQ/Lord Abbett Mid Cap Value	—	—
EQ/Marsico Focus	—	7,940,735
EQ/Mercury Basic Value Equity	—	—
EQ/Mercury International Value	—	—
EQ/MFS Emerging Growth Companies	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/MFS Investors Trust	$—	$—
EQ/Money Market	—	—
EQ/Montag & Caldwell Growth	—	—
EQ/Mutual Shares	411,321	—
EQ/Oppenheimer Global	6,308	—
EQ/Oppenheimer Main Street Opportunity	66	—
EQ/Oppenheimer Main Street Small Cap	4	—
EQ/PIMCO Real Return	236,056	—
EQ/Short Duration Bond	—	18,970
EQ/Small Cap Value	—	—
EQ/Small Company Growth	—	1,407,976
EQ/Small Company Index	—	—
EQ/TCW Equity	—	—
EQ/Templeton Growth	24,929	—
EQ/UBS Growth and Income	—	—
EQ/Van Kampen Comstock	—	—
EQ/Van Kampen Emerging Markets Equity	3,897,433	—
EQ/Van Kampen Mid Cap Growth	288	—
EQ/Wells Fargo Montgomery Small Cap	—	—

Fees Paid Indirectly:

For all Portfolios, the Trustees have approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected in the Statements of Operations. For the period ended December 31, 2006, several Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
EQ/Enterprise Moderate Allocation	$2,216
EQ/International ETF	4,463
EQ/AllianceBernstein Common Stock	1,348,934
EQ/AllianceBernstein Growth and Income	352,580
EQ/AllianceBernstein International	78,539
EQ/AllianceBernstein Large Cap Growth	198,336
EQ/AllianceBernstein Small Cap Growth	194,882
EQ/AllianceBernstein Value	359,968
EQ/Ariel Appreciation II	34,704
EQ/Capital Guardian Growth	35,957
EQ/Capital Guardian International	56,715
EQ/Capital Guardian Research	97,722
EQ/Capital Guardian U.S. Equity	76,143
EQ/Davis New York Venture	3,223
EQ/Evergreen Omega	118,003
EQ/FI Mid Cap	579,987
EQ/FI Mid Cap Value	317,296
EQ/GAMCO Mergers and Acquisitions	61,057
EQ/GAMCO Small Company Value	88,265

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Portfolios:	Amount
EQ/Janus Large Cap Growth	$47,802
EQ/JPMorgan Value Opportunities	1
EQ/Legg Mason Value Equity	45,529
EQ/Lord Abbett Growth and Income	9,575
EQ/Lord Abbett Large Cap Core	4,967
EQ/Lord Abbett Mid Cap Value	15,077
EQ/Marsico Focus	194,208
EQ/Mercury Basic Value Equity	149,313
EQ/MFS Emerging Growth Companies	177,551
EQ/MFS Investors Trust	27,598
EQ/Montag & Caldwell Growth	41,039
EQ/Small Cap Value	1,348,483
EQ/TCW Equity	2,083
EQ/UBS Growth and Income	37,515
EQ/Van Kampen Comstock	23,535
EQ/Van Kampen Emerging Markets Equity	361,567
EQ/Van Kampen Mid Cap Growth	36,197
EQ/Wells Fargo Montgomery Small Cap	52,862

Securities Lending:

For all Portfolios, the Trustees have approved the lending of portfolio securities, through JPMorgan Chase Bank N.A. (“JPMorgan Chase”), acting as lending agent to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan Chase will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan Chase invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2006, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan Chase and is summarized in the Portfolio of Investments. Each Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised, are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

The AXA Rosenberg Value Long/Short Equity Portfolio engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Portfolio is held by one broker. The Portfolio is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions involve risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. Certain Portfolios may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Portfolio under which the parties agree to make payments to each other as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. A Portfolio’s obligations under a swap agreement will be accrued daily

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

(offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios had swap contracts outstanding at December 31, 2006.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2006.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

The Trust has entered into two separate investment management agreements (the “Management Agreements”) with AXA Equitable (the “Manager”). The Management Agreements state that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2006, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
EQ/Enterprise Moderate Allocation	0.100% of average daily net assets
EQ/International ETF	0.400% of average daily net assets
EQ/Bond Index	0.350% of average daily net assets
EQ/Equity 500 Index	0.250% of average daily net assets
EQ/Small Company Index	0.250% of average daily net assets

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/GAMCO Small Company Value	0.800%	0.750%	0.700%
EQ/Government Securities	0.500%	0.350%	0.300%
EQ/Long Term Bond	0.500%	0.350%	0.300%
EQ/TCW Equity	0.800%	0.750%	0.700%

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/AllianceBernstein Intermediate Government Securities	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/AllianceBernstein Quality Bond	0.525%	0.500%	0.475%	0.455%	0.445%
EQ/Caywood-Scholl High Yield Bond	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/Evergreen International Bond	0.700%	0.675%	0.650%	0.630%	0.620%
EQ/JPMorgan Core Bond	0.450%	0.425%	0.400%	0.380%	0.370%
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Real Return	0.550%	0.525%	0.500%	0.480%	0.470%
EQ/Short Duration Bond	0.450%	0.425%	0.400%	0.380%	0.370%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Common Stock	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/AllianceBernstein Growth and Income	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/AllianceBernstein International	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AllianceBernstein Large Cap Growth	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/AllianceBernstein Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AllianceBernstein Value	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Ariel Appreciation II	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AXA Rosenberg Value Long/Short Equity	1.400%	1.350%	1.325%	1.300%	1.275%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Calvert Socially Responsible	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian International	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian U.S. Equity	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Davis New York Venture	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Evergreen Omega	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/FI Mid Cap	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/FI Mid Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Franklin Income	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Franklin Small Cap Value	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Janus Large Cap Growth	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Legg Mason Value Equity	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Growth & Income	0.650%	0.600%	0.575%	0.550%	0.525%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Mid Cap Value	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Marsico Focus	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Mercury Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Mercury International Value	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS Emerging Growth Companies	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/MFS Investors Trust	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Mutual Shares	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Oppenheimer Main Street Opportunity	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Oppenheimer Main Street Small Cap	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Small Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Small Company Growth	1.000%	0.950%	0.925%	0.900%	0.875%
EQ/Templeton Growth	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Van Kampen Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Van Kampen Emerging Markets Equity	1.150%	1.100%	1.075%	1.050%	1.025%
EQ/Van Kampen Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Wells Fargo Montgomery Small Cap	0.850%	0.800%	0.775%	0.750%	0.725%

Prior to August 25, 2006, the EQ/Bond Index Portfolio had a management fee as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/Bond Index	0.500%	0.350%	0.300%

Charles Schwab Investment Management, Inc. (“CSIM”) was the investment manager of the EQ/ AXA Rosenberg Value Long/Short Portfolio until November 17, 2006. Effective November 17, 2006, the Trust entered into an investment management agreement with the Manager to replace CSIM in overseeing the general activities of the Trust and the Portfolio.

On behalf of the Trust, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

AXA Equitable serves as Administrator to the Trust. As Administrator, AXA Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. AXA Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays AXA Equitable an annual fee payable monthly per the following fee schedule effective May 1, 2006:

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Fixed Charge

$30,000 for each Portfolio, with the exception of EQ/Enterprise Moderate Allocation Portfolio, EQ/Small Cap Value, and EQ/Small Company Growth Portfolio.

Total Trust Average Net Asset Charge*

0.12% on the first $3.0 billion

0.11% on the next $3.0 billion

0.105% on the next $4.0 billion

0.10% on the next $20.0 billion

0.0975% in excess of $30.0 billion

*	With the exception of the EQ/Enterprise Moderate Allocation Portfolio, the EQ/Small Cap Value Portfolio, and the EQ/Small Company Growth Portfolio.

Prior to May 1, 2006, the Administrative fee structure was as follows:

Fixed Charge

$30,000 for each Portfolio.

Total Trust Average Net Asset Charge**

0.04% on the first $3.0 billion

0.03% on the next $3.0 billion

0.025% on the next $4.0 billion

0.0225% in excess of $10.0 billion

**	With the exception of the EQ/Enterprise Moderate Allocation Portfolio.

The EQ/Enterprise Moderate Allocation Portfolio pays an annual rate of 0.15% of average daily net assets plus a fixed charge of $35,000.

As of September 15, 2006, the EQ/Small Cap Value Portfolio pays an annual rate of $35,000 for the Portfolio and for each portion of the Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus 0.15% of the Portfolio’s average daily net assets.

As of December 11, 2006, the EQ/Small Company Growth Portfolio pays an annual rate of $35,000 for the Portfolio and for each portion of the Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus 0.15% of the Portfolio’s average daily net assets.

Pursuant to a sub-administration arrangement with AXA Equitable, JPMorgan Investors Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services. State Street Bank and Trust Company provides similar administrative services for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

Note 4	Custody Fees

The Trust has entered into Custody Agreements with JPMorgan Chase and Custodian Trust Company (“CTC”). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan Chase serves as custodian of the Trust’s portfolio securities and other assets, with the exception of the EQ/AXA Rosenberg Value Long/Short Equity Portfolio. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. CTC serves as the custodian for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC and AXA Distributors, LLC, both indirect wholly-owned subsidiaries of AXA Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust’s Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares. The Trust’s Class IA shares are not subject to such fees.

Note 6	Transfer Agent

Boston Financial Data Services (“BFDS”) serves as the transfer agent for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio. Transfer agent fees are based on per account charges, assets and other out of pocket expenses. Additional sub-transfer agent fees may be paid by the portfolios to administrators of omnibus accounts, and have been included in transfer agent fees on the statements of operations.

Note 7	Expense Limitation

In the interest of limiting expenses of certain Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to such Portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust’s Class IB Distribution Plan) of such Portfolios are limited to:

0.10% of average daily net assets of the

EQ/Enterprise Moderate Allocation Portfolio

0.40% of average daily net assets of the

EQ/International ETF Portfolio

0.45% of average daily net assets of the

EQ/Bond Index Portfolio*

0.60% of average daily net assets of the

EQ/JPMorgan Core Bond Portfolio

EQ/Short Duration Bond Portfolio**

EQ/Small Company Index Portfolio

0.65% of average daily net assets of the

EQ/PIMCO Real Return Portfolio***

0.70% of average daily net assets of the

EQ/AllianceBernstein Value Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Mercury Basic Value Equity Portfolio

EQ/MFS Investors Trust Portfolio

0.75% of average daily net assets of the

EQ/Caywood-Scholl High Yield Bond Portfolio****

EQ/FI Mid Cap Portfolio

EQ/Government Securities Portfolio

EQ/Legg Mason Value Equity Portfolio

EQ/Long Term Bond Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Van Kampen Comstock Portfolio

0.80% of average daily net assets of the

EQ/AllianceBernstein Large Cap Growth Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

0.85% of average daily net assets of the

EQ/AllianceBernstein International Portfolio

EQ/FI Mid Cap Value Portfolio

EQ/Small Cap Value Portfolio

0.90% of average daily net assets of the

EQ/Ariel Appreciation II Portfolio

EQ/Evergreen International Bond Portfolio

EQ/Evergreen Omega Portfolio*****

EQ/Janus Large Cap Growth Portfolio

EQ/Marsico Focus Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/TCW Equity Portfolio

0.95% of average daily net assets of the

EQ/Capital Guardian International Portfolio

1.00% of average daily net assets of the

EQ/Mercury International Value Portfolio

1.05% of average daily net assets of the

EQ/Davis New York Venture Portfolio

EQ/Franklin Income Portfolio

EQ/Franklin Small Cap Value Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Mutual Shares Portfolio

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

EQ/Small Company Growth Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

1.10% of average daily net assets of the

EQ/Oppenheimer Global Portfolio

EQ/Templeton Growth Portfolio

1.20% of average daily net assets of the

EQ/GAMCO Mergers and Acquisitions Portfolio

1.30% of average daily net assets of the

EQ/International Growth Portfolio

1.55% of average daily net assets of the

EQ/Van Kampen Emerging Markets Equity Portfolio

1.74% of average daily net assets of the

EQ/AXA Rosenberg Value Long/Short Equity Portfolio

*	Effective August 25, 2006. Prior to August 25, 2006, the limitation was 0.75%.

**	Effective May 1, 2006. Prior to May 1, 2006, the limitation was 0.40%.

***	Effective May 1, 2006. Prior to May 1, 2006, the limitation was 0.40%. In addition, the Manager had voluntarily agreed to limit the expenses to 0.40% until November 3, 2006. This arrangement was terminated on November 4, 2006.

****	Effective May 1, 2006. Prior to May 1, 2006, the limitation was 0.60%.

*****	Effective May 1, 2006. Prior to May 1, 2006, the limitation was 0.70%.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years (prior three fiscal years for certain Portfolios, as indicated by a “†” in the following chart), provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees on a quarterly basis. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2006, the Manager received a total of $1,719,648 in reimbursement for all of the Portfolios within the Trust. At December 31, 2006, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through					Total Eligible for Reimbursement
Portfolios:	2007	2008	2009	2010	2011
EQ/Enterprise Moderate Allocation†	$296,620	$553,946	$1,039,115	$—	$—	$1,889,681
EQ/International ETF†	—	—	67,272	—	—	67,272
EQ/AllianceBernstein International†	50,767	41,633	1,045,387	—	—	1,137,787
EQ/AllianceBernstein Large Cap Growth†	1,062,486	1,596,129	1,849,896	—	—	4,508,511
EQ/Ariel Appreciation II†	—	84,650	85,294	—	—	169,944
EQ/Bond Index†	3,588	15,635	38,256	—	—	57,479
EQ/Boston Advisors Equity Income†	56,744	96,394	288,916	—	—	442,054
EQ/Calvert Socially Responsible†	55,563	26,089	41,527	—	—	123,179
EQ/Capital Guardian Growth	168,223	184,296	101,921	94,423	272,496	821,359
EQ/Capital Guardian International†	283,075	354,344	658,474	—	—	1,295,893
EQ/Capital Guardian Research†	36,209	32,224	526,956	—	—	595,389
EQ/Capital Guardian U.S. Equity†	40,043	5,108	559,228	—	—	604,379
EQ/Caywood-Scholl High Yield Bond†	87,447	146,764	62,793	—	—	297,004
EQ/Davis New York Venture†	—	—	51,968	—	—	51,968
EQ/Evergreen International Bond†	—	21,876	24,927	—	—	46,803
EQ/Evergreen Omega	91,197	106,256	91,070	84,888	25,579	398,990
EQ/FI Mid Cap†	133,611	2,336	622,039	—	—	757,986
EQ/Franklin Income†	—	—	50,253	—	—	50,253
EQ/Franklin Small Cap Value†	—	—	58,929	—	—	58,929
EQ/GAMCO Mergers and Acquisitions†	6,964	51,833	—	—	—	58,797
EQ/Janus Large Cap Growth†	222,772	235,149	403,530	—	—	861,451
EQ/JPMorgan Value Opportunities	—	—	—	—	98,825	98,825
EQ/Legg Mason Value Equity†	—	83,988	117,218	—	—	201,206
EQ/Lord Abbett Growth and Income†	—	91,295	134,994	—	—	226,289
EQ/Lord Abbett Large Cap Core†	—	107,918	114,938	—	—	222,856
EQ/Lord Abbett Mid Cap Value†	—	84,564	120,320	—	—	204,884
EQ/Marsico Focus†	599,124	377,886	1,701,514	—	—	2,678,524
EQ/Mercury International Value	—	—	—	—	384,601	384,601
EQ/MFS Investors Trust	10,135	26,337	—	—	114,703	151,175
EQ/Mutual Shares†	—	—	66,323	—	—	66,323
EQ/Oppenheimer Global†	—	—	63,288	—	—	63,288

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

	Amount Eligible through					Total Eligible for Reimbursement
Portfolios:	2007	2008	2009	2010	2011
EQ/Oppenheimer Main Street Opportunity†	$—	$—	$63,541	$—	$—	$63,541
EQ/Oppenheimer Main Street Small Cap†	—	—	65,666	—	—	65,666
EQ/PIMCO Real Return†	125,842	331,851	776,946	—	—	1,234,639
EQ/Short Duration Bond†	—	63,357	379,342	—	—	442,699
EQ/Small Company Growth†	53,919	88,923	218,892	—	—	361,734
EQ/TCW Equity†	—	—	70,566	—	—	70,566
EQ/Templeton Growth†	—	—	55,100	—	—	55,100
EQ/UBS Growth and Income†	59,101	85,522	165,722	—	—	310,345
EQ/Van Kampen Comstock†	—	71,997	121,881	—	—	193,878
EQ/Van Kampen Mid Cap Growth†	—	85,445	103,619	—	—	189,064
EQ/Wells Fargo Montgomery Small Cap†	49,825	142,403	90,204	—	—	282,432

The EQ/Enterprise Moderate Allocation Portfolio invests exclusively in shares of other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. Therefore, the EQ/Enterprise Moderate Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the EQ/ Enterprise Moderate Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average net assets) incurred indirectly in connection with the EQ/ Enterprise Moderate Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
EQ/Enterprise Moderate Allocation	0.60% to 0.85%

Thus, the net expense ratio of the Class IB shares of the EQ/Enterprise Moderate Allocation Portfolio, including the EQ/Enterprise Moderate Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class IB
EQ/Enterprise Moderate Allocation	0.95% to 1.20%

Absent the Expense Limitation Agreement of the EQ/Enterprise Moderate Allocation Portfolio, the total expense ratio of the Class IB shares of the EQ/Enterprise Moderate Allocation Portfolio would range from:

Portfolios:	Class IB
EQ/Enterprise Moderate Allocation	1.15% to 1.40%

The EQ/International ETF Portfolio invests exclusively in shares of other investment companies (the “Underlying ETFs”). Therefore, the EQ/International ETF Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying ETFs and the investment return of the EQ/International ETF Portfolio is reduced by each Underlying ETFs’ expenses. The range of expenses (as a percentage of average net assets) incurred indirectly in connection with the EQ/International ETF Portfolio’s investments in Underlying ETFs is:

Portfolios:	Range of Expenses
EQ/International ETF	0.35% to 0.60%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the EQ/International ETF Portfolio, including the EQ/International ETF Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class IA	Class IB
EQ/International ETF	0.75% to 1.00%	1.00% to 1.25%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Absent the Expense Limitation Agreement of the EQ/International ETF Portfolio, the total expense ratio of the Class IA shares and the Class IB shares of the EQ/International ETF Portfolio would range from:

Portfolios:	Class IA	Class IB
EQ/International ETF	5.28% to 5.53%	5.53% to 5.78%
Note 8 Trustees Deferred Compensation Plan

A deferred compensation plan (the “Deferred Compensation Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Deferred Compensation Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Deferred Compensation Plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2006, the total amount deferred by the Trustees participating in the Deferred Compensation Plan was $1,111,414 for all the Portfolios within the Trust.

Note 9	Percentage of Ownership by Affiliated Portfolios

Shares of some of the Portfolios are held by the EQ/Enterprise Moderate Allocation Portfolio and the AXA Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by AXA Equitable. The following tables represent the percentage of ownership that each Allocation Portfolio and the EQ/ Enterprise Moderate Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2006.

Portfolios:	EQ/ Enterprise Moderate Allocation
AXA Premier VIP Aggressive Equity	0.58%
AXA Premier VIP Core Bond	2.91
AXA Premier VIP High Yield	1.04
AXA Premier VIP Large Cap Core Equity	4.27
AXA Premier VIP Large Cap Value	0.60
AXA Premier VIP Mid Cap Growth	0.45
AXA Premier VIP Mid Cap Value	0.88
EQ/AllianceBernstein Quality Bond	2.82
EQ/AllianceBernstein Value	1.42
EQ/Franklin Small Cap Value	0.19
EQ/Long Term Bond	2.25
EQ/Marsico Focus	1.20
EQ/Mercury Basic Value Equity	1.80
EQ/Short Duration Bond	3.04
EQ/Small Cap Value	1.06
EQ/Small Company Index	1.09

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Portfolios:	AXA Conservative Allocation		AXA Conservative- Plus Allocation		AXA Moderate Allocation		AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/AllianceBernstein Large Cap Growth	—%		—%		8.92%		2.41%	0.95%
EQ/AllianceBernstein Quality Bond	0.42		1.07		49.43		11.08	1.15
EQ/AllianceBernstein Value	0.46		1.82		10.42		13.99	4.55
EQ/Capital Guardian International	0.17		0.91		11.82		12.67	2.13
EQ/Evergreen International Bond	4.24		8.18		61.29		—	—
EQ/Franklin Small Cap Value	—		0.25		0.48		1.51	0.48
EQ/Long Term Bond	4.81		7.63		29.90		33.36	—
EQ/Marsico Focus	0.29		1.39		12.67		16.43	5.57
EQ/Mercury Basic Value Equity	0.29		1.25		22.85		21.34	5.93
EQ/Mercury International Value	0.11		0.60		7.80		13.36	5.85
EQ/Money Market	—	#	—	#	—	#	—	—
EQ/Short Duration Bond	6.99		11.42		43.74		30.07	—
EQ/Small Cap Value	—		0.73		11.18		12.12	4.48
EQ/Small Company Index	—		1.29		5.86		17.20	6.63
EQ/Van Kampen Emerging Markets Equity	—		—		9.07		11.09	3.06

#	Percentage of ownership is less than 0.005%.

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation		Target 2045 Allocation
EQ/Bond Index	1.44%	1.03%	0.29%		—%
EQ/Equity 500 Index	0.02	0.02	0.02		0.02
EQ/International ETF	8.11	9.99	7.59		7.58
EQ/Small Company Index	0.02	0.02	0.02		0.02
EQ/Van Kampen Emerging Markets Equity	0.01	0.01	—	#	—	#

#	Percentage of ownership is less than 0.005%.

Note 10	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio’s 2007 semi- annual report. Management continues to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolios’ financial statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

Note 11	Substitution and Reorganization Transactions

Effective August 25, 2006, EQ/Bear Stearns Small Company Growth Portfolio changed its name to EQ/Small Company Growth Portfolio.

Effective September 15, 2006, EQ/Lazard Small Cap Value Portfolio converted to a multi-managed portfolio and the name changed to EQ/Small Cap Value Portfolio. In addition to Lazard Asset Management, LLC, Franklin Advisory Services, LLC was added as a sub-adviser.

After the close of business on November 17, 2006, the Laudus Rosenberg VIT Value Long/Short Equity Fund was reorganized into the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

Effective December 11, 2006, EQ/Small Company Growth converted to a multi-managed portfolio. In addition to Bear Stearns Asset Management, Inc., Eagle Asset Management, Inc. and Wells Capital Management, Inc. were added as sub-advisers.

After the close of business on July 7, 2005, EQ/Money Market Portfolio effected a stock split in the form of a dividend payable in shares of the Portfolio in order to establish a $1.00 net asset value. The dividend consisted of 10.345 shares and 10.303 shares in exchange for one (1) share of the Portfolio’s Class IA and Class IB shares, respectively. All transactions in capital stock and per share data prior to July 8, 2005, have been restated to give effect to the split.

After the close of business on September 9, 2005, EQ/Boston Advisors Equity Income Portfolio acquired the net assets of the EQ/MONY Equity Income Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 1,985,297 Class IA shares of EQ/Boston Advisors Equity Income Portfolio (valued at $12,860,653) for the Class IA shares of EQ/MONY Equity Income Portfolio outstanding on September 9, 2005. EQ/MONY Equity Income Portfolio’s net assets at that date ($12,860,653), including $1,728,706 of unrealized appreciation, were combined with those of EQ/ Boston Advisors Equity Income Portfolio.

After the close of business on September 9, 2005, EQ/Calvert Socially Responsible Portfolio acquired the net assets of the EQ/Enterprise Global Socially Responsive Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 618,305 Class IB shares of EQ/Calvert Socially Responsible Portfolio (valued at $5,062,169) for the Class IB shares of EQ/ Enterprise Global Socially Responsive Portfolio outstanding on September 9, 2005. EQ/Enterprise Global Socially Responsive Portfolio’s net assets at that date ($5,062,169), including $642,062 of unrealized appreciation, were combined with those of EQ/Calvert Socially Responsible Portfolio.

After the close of business on September 9, 2005, EQ/Capital Guardian Research Portfolio acquired the net assets of the EQ/MONY Diversified Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 134,739 Class IA shares of EQ/Capital Guardian Research Portfolio (valued at $1,663,967) for the Class IA shares of EQ/MONY Diversified Portfolio outstanding on September 9, 2005. EQ/MONY Diversified Portfolio’s net assets at that date ($1,663,967), including $299,620 of unrealized appreciation, were combined with those of EQ/Capital Guardian Research Portfolio.

After the close of business on September 9, 2005, EQ/Capital Guardian Research Portfolio acquired the net assets of the EQ/MONY Equity Growth Portfolio, an affiliate of the Trust, pursuant to a Plan of

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 120,687 Class IA shares of EQ/Capital Guardian Research Portfolio (valued at $1,490,324) for the Class IA shares of EQ/MONY Equity Growth Portfolio outstanding on September 9, 2005. EQ/MONY Equity Growth Portfolio’s net assets at that date ($1,490,324), including $314,544 of unrealized appreciation, were combined with those of EQ/Capital Guardian Research Portfolio.

After the close of business on September 9, 2005, EQ/Marsico Focus Portfolio acquired the net assets of the EQ/Enterprise Capital Appreciation Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 3,503,828 Class IB shares of EQ/Marsico Focus Portfolio (valued at $53,180,009) for the Class IB shares of EQ/Enterprise Capital Appreciation Portfolio outstanding on September 9, 2005. EQ/Enterprise Capital Appreciation Portfolio’s net assets at that date ($53,180,009), including $16,144,915 of unrealized appreciation, were combined with those of EQ/Marsico Focus Portfolio.

After the close of business on September 9, 2005, EQ/Mercury Basic Value Equity Portfolio acquired the net assets of the EQ/Enterprise Deep Value Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 456,883 Class IB shares of EQ/Mercury Basic Value Equity Portfolio (valued at $7,099,624) for the Class IB shares of EQ/Enterprise Deep Value Portfolio outstanding on September 9, 2005. EQ/Enterprise Deep Value Portfolio’s net assets at that date ($7,099,624), including $1,042,255 of unrealized appreciation, were combined with those of EQ/Mercury Basic Value Equity Portfolio.

After the close of business on September 9, 2005, EQ/Money Market Portfolio acquired the net assets of the EQ/MONY Money Market Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 161,329,233 Class IA shares of EQ/Money Market Portfolio (valued at $161,341,435) for the Class IA shares of EQ/MONY Money Market Portfolio outstanding on September 9, 2005. EQ/MONY Money Market Portfolio’s net assets at that date ($161,341,435), were combined with those of EQ/Money Market Portfolio.

After the close of business on September 9, 2005, EQ/Montag & Caldwell Growth Portfolio acquired the net assets of the EQ/Enterprise Multi-Cap Growth Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 11,433,179 Class IB shares of EQ/Montag & Caldwell Growth Portfolio (valued at $58,877,533) for the Class IB shares of EQ/Enterprise Multi-Cap Growth Portfolio outstanding on September 9, 2005. EQ/Enterprise Multi-Cap Growth Portfolio’s net assets at that date ($58,877,533), including $5,736,092 of unrealized appreciation, were combined with those of EQ/Montag & Caldwell Growth.

After the close of business on September 9, 2005, EQ/Enterprise Managed Portfolio converted to a “fund of funds” structure and was renamed EQ/Enterprise Moderate Allocation Portfolio. Accordingly, the investment objective changed from one which seeks to achieve growth of capital over time to one which seeks long-term capital appreciation and current income.

After the close of business on November 3, 2006, the EQ/Lord Abbett Growth & Income Portfolio and the EQ/Lord Abbett Mid Cap Value Portfolio each received an in-kind transfer of securities from affiliated portfolios in the amount of $70,770,956 and $74,600,037, respectively, in exchange for Class A Shares of each respective Portfolio.

Note 12	Subsequent Events

At a meeting held on November 29 & 30, 2006, the Trustees approved the reorganization of the EQ/ Small Company Growth Portfolio and the EQ/Small Cap Value Portfolio into the Multimanager Small

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2006

Cap Growth and the Multimanager Small Cap Value Portfolios, respectively, “shell portfolios” of the AXA Premier VIP Trust. This reorganization requires shareholder vote approval. Shareholder approval provided, this will be effective on or about May 25, 2007.

At that same meeting, the Trustees approved the proposed plan of merger and reorganization of EQ/ Wells Fargo Montgomery Small Cap Portfolio into the Multimanager Small Cap Growth Portfolio. This reorganization requires shareholder vote approval. Shareholder approval provided, this will be effective on or about July 6, 2007.

At that same meeting, the Trustees approved an investment strategy and name change for each of the following portfolios of the Trust listed below to a hybrid strategy that has the characteristics of both an actively managed and an index portfolio:

Current EQAT Portfolio	New EQAT Portfolio
EQ/Capital Guardian International	MarketPLUS International Core

EQ/MFS Investors Trust	MarketPLUS Large Cap Core

EQ/FI Mid Cap Value	MarketPLUS Mid Cap Value

EQ/MFS Emerging Growth Companies	MarketPLUS Large Cap Growth

These changes will be effective on or about May 25, 2007.

At that same meeting, the Trustees approved an investment strategy change to the EQ/Enterprise Moderate Allocation Portfolio and a corresponding name change to the “EQ/All Asset Moderate Allocation Portfolio.” The changes are expected to take effect on or about July 6, 2007.

At a meeting held on January 9, 2007, the Trustees approved the following name changes which will be effective on or about May 25, 2007:

Current Name	New Name
EQ/Mercury Basic Value Equity	EQ/BlackRock Basic Value Equity

EQ/Mercury International Value	EQ/BlackRock International Value

At that same meeting, the Trustees approved the proposed plan of merger and reorganization of EQ/ Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio. Also, the Trustees approved the replacement of the sub-adviser, TCW Investment Management Company with T. Rowe Price Group, Inc. and a corresponding name change of the Portfolio to EQ/T. Rowe Price Growth Stock Portfolio. These changes will be effective on or about July 6, 2007.

At that same meeting, the Trustees approved a proposal to add a new portfolio to the Trust. The EQ/ Franklin Templeton Founding Strategy Portfolio will be a fund of funds which invests in the EQ/Franklin Income Portfolio, EQ/Mutual Shares Portfolio and the EQ/Templeton Growth Portfolio. The EQ/Frank-lin Templeton Founding Strategy Portfolio will commence operations on or about April 30, 2007.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

December 31, 2006

Also at the January 9, 2007 meeting, the Trustees approved the appointment of the following new sub-advisers for the following Portfolios, to be effective on or about May 25, 2007:

MarketPLUS International Core	Wentworth, Hauser and Violich, Inc. Mellon Equity Associates

MarketPLUS Large Cap Core	Institutional Capital LLC Mellon Equity Associates

MarketPLUS Mid Cap Value	Wellington Management Company LLP Mellon Equity Associates

MarketPLUS Large Cap Growth	Marsico Capital Management LLC Mellon Equity Associates

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 63 portfolios constituting the EQ Advisors Trust (the “Trust”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 15, 2007

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 (UNAUDITED)

During the six-month period ended December 31, 2006, the Board of Trustees, including the Independent Trustees, unanimously approved or renewed, as applicable, the Investment Management Agreement with AXA Equitable (“Manager”) (the “Management Agreement”) and the Investment Advisory Agreement (each, an “Advisory Agreement” and together with the Management Agreement, the “Agreements”) with each investment sub-adviser (“Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreements Approved or Renewed by the Trust’s Board of Trustees with respect to the Portfolio(s)

EQ/AllianceBernstein Common Stock

EQ/AllianceBernstein Growth and Income

EQ/AllianceBernstein Intermediate Government Securities

EQ/AllianceBernstein International

EQ/AllianceBernstein Large Cap Growth

EQ/AllianceBernstein Quality Bond

EQ/AllianceBernstein Small Cap Growth

EQ/AllianceBernstein Value

EQ/Equity 500 Index

EQ/Small Company Index

Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein L.P.

EQ/Ariel Appreciation II*	Management Agreement with AXA Equitable

EQ/AXA Rosenberg Value Long/Short Equity	Management Agreement with AXA Equitable Advisory Agreement with AXA Rosenberg Investment Management LLC

EQ/Small Company Growth	Management Agreement with AXA Equitable Advisory Agreements with Bear Stearns Asset Management, Inc., Eagle Asset Management, Inc., and Wells Capital Management, Inc.

EQ/Bond Index	Management Agreement with AXA Equitable Advisory Agreement with Fund Asset Management, L.P. d/b/a Mercury Advisors Advisory Agreement with Standish Mellon Asset Management Company LLC

EQ/Boston Advisors Equity Income	Management Agreement with AXA Equitable Advisory Agreement with Boston Advisors, LLC

EQ/Calvert Socially Responsible	Management Agreement with AXA Equitable Advisory Agreement with Calvert Asset Management Company, Inc. Advisory Agreement with Bridgeway Capital Management, Inc.

EQ/Capital Guardian Growth EQ/Capital Guardian International EQ/Capital Guardian Research EQ/Capital Guardian U.S. Equity	Management Agreement with AXA Equitable Advisory Agreement with Capital Guardian Trust Company

EQ/Caywood-Scholl High Yield Bond	Management Agreement with AXA Equitable Advisory Agreement with Caywood-Scholl Capital Management

EQ/Davis New York Venture	Management Agreement with AXA Equitable Advisory Agreement with Davis Selected Advisers, L.P.

EQ/Enterprise Moderate Allocation	Management Agreement with AXA Equitable

EQ/Evergreen International Bond EQ/Evergreen Omega	Management Agreement with AXA Equitable Advisory Agreement with Evergreen Investment
Management Company LLC

EQ/FI Mid Cap EQ/FI Mid Cap Value	Management Agreement with AXA Equitable Advisory Agreement with Fidelity Management & Research Company

EQ/Franklin Income	Management Agreement with AXA Equitable Advisory Agreement with Franklin Advisers, Inc.

EQ/Franklin Small Cap Value	Management Agreement with AXA Equitable Advisory Agreement with Franklin Advisory Services LLC

EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	Management Agreement with AXA Equitable Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Government Securities EQ/Long Term Bond EQ/Short Duration Bond	Management Agreement with AXA Equitable Advisory Agreement with Fund Asset Management, L.P. d/b/a Mercury Advisors Advisory Agreement with BlackRock Financial Management, Inc.

EQ/Janus Large Cap Growth	Management Agreement with AXA Equitable Advisory Agreement with Janus Capital Management LLC

EQ/JPMorgan Core Bond EQ/JPMorgan Value Opportunities	Management Agreement with AXA Equitable Advisory Agreement with J. P. Morgan Investment Management Inc.

EQ/Small Cap Value	Management Agreement with AXA Equitable Advisory Agreement with Lazard Asset Management LLC Advisory Agreement with Franklin Advisory Services LLC

EQ/Legg Mason Value Equity**	Management Agreement with AXA Equitable

EQ/Lord Abbett Growth and Income EQ/Lord Abbett Large Cap Core EQ/Lord Abbett Mid Cap Value	Management Agreement with AXA Equitable Advisory Agreement with Lord Abbett & Co., LLC

EQ/Marsico Focus	Management Agreement with AXA Equitable Advisory Agreement with Marsico Capital Management LLC

EQ/Mercury Basic Value Equity	Management Agreement with AXA Equitable Advisory Agreement with Fund Asset Management L.P. d/b/a Mercury Advisors Advisory Agreement with BlackRock Investment Management LLC

EQ/Mercury International Value	Management Agreement with AXA Equitable Advisory Agreement with Merrill Lynch Investment Managers International Limited Advisory Agreement with BlackRock Investment Management International Limited

EQ/MFS Emerging Growth Companies EQ/MFS Investors Trust EQ/International Growth	Management Agreement with AXA Equitable Advisory Agreement with MFS Investment Management

EQ/Money Market	Management Agreement with AXA Equitable Advisory Agreement with The Dreyfus Corporation

EQ/Montag & Caldwell Growth	Management Agreement with AXA Equitable Advisory Agreement with Montag & Caldwell, Inc.

EQ/Mutual Shares	Management Agreement with AXA Equitable Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Oppenheimer Global EQ/Oppenheimer Main Street Opportunity EQ/Oppenheimer Main Street Small Cap	Management Agreement with AXA Equitable Advisory Agreement with OppenheimerFunds, Inc.

EQ/PIMCO Real Return	Management Agreement with AXA Equitable Advisory Agreement with Pacific Investment Management Company, LLC

EQ/TCW Equity	Management Agreement with AXA Equitable Advisory Agreement with TCW Investment Management Company

EQ/Templeton Growth	Management Agreement with AXA Equitable Advisory Agreement with Templeton Global Advisors Limited

EQ/UBS Growth and Income	Management Agreement with AXA Equitable Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Van Kampen Comstock EQ/Van Kampen Emerging Markets Equity EQ/Van Kampen Mid Cap Growth EQ/Van Kampen Real Estate	Management Agreement with AXA Equitable Advisory Agreement with Morgan Stanley Investment Management Inc.

EQ/Wells Fargo Montgomery Small Cap	Management Agreement with AXA Equitable Advisory Agreement with Wells Capital Management Inc.

*	Ariel Capital Management, LLC serves as the Adviser to this Portfolio. Its Advisory Agreement with respect to this Portfolio is not included in the table because the Board was not required to take any action pursuant to that agreement during the six-month period ended December 31, 2006.

**	Legg Mason Capital Management, Inc. serves as the Adviser to this Portfolio. Its Advisory Agreement with respect to this Portfolio is not included in the table because the Board was not required to take any action pursuant to that agreement during the six-month period ended December 31, 2006.

In approving each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, the Adviser and their respective affiliates; (2) the performance of the Portfolio (or, in the case of a new Adviser, the performance of comparable accounts) as compared to a peer group and, as applicable, an appropriate benchmark; (3) the level of the Portfolio’s management and subadvisory fees; (4) the costs of the services provided and profits realized by the Manager and, to the extent information was available, the Adviser and their respective affiliates from the relationship with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; (6) the Manager’s and the Adviser’s investment process, personnel and operations; (7) the Manager’s and the Adviser’s financial condition; (8) the adequacy of the Manager’s and the Adviser’s compliance programs and records; (9) the “fall out” benefits to be realized by the Manager, the Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the Adviser and their respective affiliates from their relationship with the Trust); (10) the profitability of the Manager and, to the extent information was available, the Adviser under their respective Agreements; and (11) possible conflicts of interest. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling.

In connection with its deliberations, the Board, among other things, received information from the Manager and each Adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the Agreements. The Board received, and primarily considered, the most current information available at the time of the meeting and also took into account the totality of the performance, fee, expense and other information regarding each Portfolio provided to them on a periodic basis throughout the year. The Independent Trustees were assisted by independent counsel during their deliberations.

The Board, in examining the nature and quality of the services provided by the Manager and each Adviser to the Portfolios, considered the Manager’s and each Adviser’s experience in serving as an investment adviser for the Trust and accounts comparable to the Portfolios advised. The Board noted the responsibilities that the Manager has as investment manager to the Trust and the Portfolios and each Adviser has as a sub-adviser to its Portfolio(s). In particular, with respect to the Manager, the Board considered that the Manager is responsible for the selection and monitoring of sub-advisers for the Portfolios, oversight of compliance with the Portfolios’ policies and objectives, review of brokerage matters, oversight of the Portfolios’ compliance with applicable law, and implementation of Board directives as related to the Portfolios. Regarding the EQ/Enterprise Moderate Allocation Portfolio, the Board also received information regarding the Manager’s investment process and the qualifications and experience of each of the Manager’s portfolio managers who provide services to the Portfolio. Regarding each Adviser, the Board considered that each Adviser is responsible for making investment decisions on behalf of the Port-folio(s) it advises, placing all orders for the purchase and sale of investments with brokers or dealers for the Portfolio(s) it advises and performing related administrative functions. In addition, the Board reviewed requested information regarding each Adviser’s investment process and the background of each portfolio manager of each Adviser who provides services to the Portfolios. The Board also reviewed information regarding the adequacy of the Manager’s and each Adviser’s compliance program and its results. Further, the Board reviewed financial information regarding the Manager and each Adviser.

As discussed further below with respect to each Portfolio, the Board also considered the short-, intermediate- and long-term performance of each Portfolio (or, in the case of a new Adviser, of comparable accounts) relative to its primary benchmark and peer group. The Board generally considered long-term performance to be more important in its evaluation than short-term performance.

The Board reviewed the fees payable under each Agreement. The Board examined the fees paid by each Portfolio in light of fees charged by the Manager to similar portfolios it manages and similar portfolios that serve as underlying funds for variable insurance products that are advised by other investment advisers. In evaluating the management fee schedules, the Board considered the quality and level of services provided and the Manager’s responsibilities to each Portfolio. In connection with the annual renewal of the relevant Agreements, the Board considered a report provided by Lipper Inc., an independent third party company, containing information regarding the management fee (including the administration fee) and the expense ratios for each Portfolio relative to the median and average management fees and expense ratios of its peer group, as discussed further below with respect to each Portfolio. The Board also considered that the management fee structure for each Portfolio (except for the EQ/Bond Index, EQ/ Equity 500 Index, EQ/Small Company Index and EQ/Enterprise Moderate Allocation Portfolios) has breakpoints that provide a reduction of the applicable advisory fee rate as assets increase. The Board further considered that the Manager had undertaken contractual expense limitations with respect to certain Portfolios, which are subject to renewal by the Board and the Manager on an annual basis. The Board also considered that the EQ/Enterprise Moderate Allocation Portfolio invests in underlying portfolios managed by the Manager and that the Portfolio will bear the fees of such portfolios, which include management and administration fees paid to the Manager, and, in certain instances, advisory fees paid by the Manager to its affiliates.

The Board evaluated the Manager’s costs and profitability in providing services to the Portfolios, including the costs associated with the research and investment processes, personnel, systems and equipment necessary to perform its functions. The Board determined that the Manager’s management fee and profitability and the Portfolio’s overall expense ratios generally were more significant to the Board’s evaluation of the fees and expenses paid by the Portfolios than each Adviser’s costs and profitability.

As part of its evaluation of the Manager’s and each Adviser’s compensation, the Board considered other benefits that may be realized by the Manager, the Adviser and each of their respective affiliates from their relationship with the Trust. The Board noted, among other things, that AXA Equitable serves as the administrator for the Portfolios, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Trust’s audits, financial statements and tax returns and managing expenses and budgeting for the Trust. In addition, the Board recognized that the Manager’s affiliates, Alli-anceBernstein, L.P. and AXA Rosenberg Investment Management, LLC, serve as Advisers to certain Portfolios and, as such, receives advisory fees that are paid by the Manager out of the fees that it earns from the Trust. The Board also recognized that certain other affiliates of the Manager, AXA Advisors LLC and AXA Distributors LLC, serve as the underwriters for the Trust, and, as such, receive payments pursuant to Rule 12b-1 from the Portfolios with respect to their Class IB shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board recognized that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with best execution.

Relating to the Advisers, the Board noted that each Adviser, through its relationship as a sub-adviser to its Portfolio(s), may engage in soft dollar transactions. In this regard, the Board considered each Adviser’s procedures for executing portfolio transactions for its Portfolio(s) and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board recognized that many Advisers are affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that such transactions, among other things, must be consistent with best execution. Finally, the Board recognized that affiliates of the Advisers may sell, and earn sales commissions from, insurance products, the proceeds of which are invested in the Portfolios.

The Board also considered conflicts of interest that may arise between the Trust and the Manager and the Advisers in connection with the services provided to the Trust and the various relationships that the Advisers and their affiliates may have with the Trust. For example, actual or potential conflicts of interest may arise as a result of an Adviser having responsibility for multiple accounts (including the Portfolio(s) it advises), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the Adviser has a greater financial incentive, such as a performance fee account. Conflicts may also arise as a result of the Manager advising the EQ/Enterprise Moderate Allocation Portfolio, as its selection of underlying portfolios in which to invest may have a positive or negative effect on its revenues and/or profits. In this connection, the Board also considered the manner in which such conflicts are addressed by the Manager and the Advisers.

Based on these considerations, the Board was satisfied, with respect to each Portfolio, that: (1) the Portfolio was reasonably likely to benefit from the nature, quality and extent of the Manager’s and the Adviser’s services; (2) the Portfolio was reasonably likely to benefit from the Manager’s and the Adviser’s investment process, personnel and operations; (3) the Manager and the Adviser have the resources to provide the services and to carry out their responsibilities under their respective Agreements; and (4) the Manager and the Adviser have adequate compliance programs. The Board also reached the determinations described below with respect to the Manager’s and each Adviser’s compensation, including any direct or indirect benefits derived by them and their respective affiliates, and performance with respect to each Portfolio. Based on the foregoing, the information described below and the more detailed information provided at the relevant meeting, the Board, including the Independent Trustees, approved or renewed, as applicable, each Agreement with respect to the relevant Portfolio(s).

EQ/AllianceBernstein Common Stock Portfolio

With respect to the EQ/AllianceBernstein Common Stock Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the three-year period ended May 31, 2006, but underperformed its benchmark for the one- and five-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the three-year period ended May 31, 2006, but underperformed the average of its peer group for the one- and five-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board further noted that performance has been very strong since the change to a blended investment style was effectuated.

EQ/AllianceBernstein Growth and Income Portfolio

With respect to the EQ/AllianceBernstein Growth and Income Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that long-term performance is satisfactory.

EQ/AllianceBernstein Intermediate Government Securities Portfolio

With respect to the EQ/AllianceBernstein Intermediate Government Securities Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is equal to the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is moderately higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the one-year period ended May 31, 2006, but underperformed the average of its peer group for the three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/AllianceBernstein International Portfolio

With respect to the EQ/AllianceBernstein International Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one- and five-year periods ended May 31, 2006, but had slightly underperformed its benchmark for the three-year period ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one- and five-year periods ended May 31, 2006, but had slightly underperformed its peer group for the three-year period ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/AllianceBernstein Large Cap Growth Portfolio

With respect to the EQ/AllianceBernstein Large Cap Growth Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is moderately higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2006, but underperformed its benchmark for the five-year period ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one- and three-year periods ended May 31, 2006, but underperformed the average of its peer group for the five-year period ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is currently being monitored carefully due to recent below average performance and a relatively new management team. The Board further noted that the Portfolio is operating at its expense cap.

EQ/AllianceBernstein Quality Bond Portfolio

With respect to the EQ/AllianceBernstein Quality Bond Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that recent performance has been satisfactory.

EQ/AllianceBernstein Small Cap Growth Portfolio

With respect to the EQ/AllianceBernstein Small Cap Growth Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is equal to the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2006, but underperformed its benchmark for the five-year period ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/AllianceBernstein Value Portfolio

With respect to the EQ/AllianceBernstein Value Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the five-year period ended May 31, 2006, but underperformed its benchmark for the one- and three-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the five-year period ended May 31, 2006, but underperformed the average of its peer group for the one- and three-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Equity 500 Index Portfolio

With respect to the EQ/Equity 500 Index Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is moderately higher than the median expense ratio of its peer group; (3) the Portfolio had slightly underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio had slightly underper-formed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Small Company Index Portfolio

With respect to the EQ/Small Company Index Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is significantly lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are significantly below the median expense ratio of its peer group; (3) the Portfolio moderately underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the one- and three-year periods ended May 31, 2006, but slightly under-

performed the average of its peer group for the five-year period ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that recent performance has been satisfactory.

EQ/Ariel Appreciation II Portfolio

With respect to the EQ/Ariel Appreciation II Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is equal to the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) since the Portfolio is a newly established series of the Trust, it is too soon to comment on the recent below average performance; however, the Board noted that the Adviser’s similar portfolio has a favorable long-term performance record and that the Portfolio’s performance will be carefully monitored. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and the Adviser’s services.

EQ/AXA Rosenberg Value Long/Short Portfolio

With respect to the EQ/AXA Rosenberg Value Long/Short Portfolio, the Board considered, among other things, (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) for Class IA shares, the proposed expense ratio is higher than the median expense ratio of its peer group; and (3) the clone portfolio advised by the Adviser outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and the Adviser’s services.

EQ/Small Company Growth Portfolio

With respect to the EQ/Small Company Growth Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the three- and five-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one- and five-year periods ended May 31, 2006, but underperformed the average of its peer group for the three-year period ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the planned increase in the administration fee will not have an impact on shareholders because the Portfolio is already operating at the expense cap. The Board further noted that the Portfolio is being restructured into a multi-advised portfolio and that Eagle Asset Management, Inc. and Wells Capital Management, LLC would serve as additional Advisers.

EQ/Bond Index Portfolio

With respect to the EQ/Bond Index Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three-, five-, and ten-year periods ended May 31, 2006; (4) the Portfolio outperformed the average of its peer group for the one- and three-year periods ended that same date; and (5) the Manager had recommended, and the Board had approved, a change in the Portfolio’s Adviser and the conversion of the Portfolio to an index portfolio. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Manager had taken reasonable steps to improve the performance of the Portfolio.

EQ/Boston Advisors Equity Income Portfolio

With respect to the EQ/Boston Advisors Equity Income Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the long-term performance of the Portfolio has been favorable.

EQ/Calvert Socially Responsible Portfolio

With respect to the EQ/Calvert Socially Responsible Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is moderately higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-, three-and five-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that performance generally has been solid since the recent addition of Bridgeway Capital Management, Inc. as an Adviser. The Board further noted that the Portfolio is operating at its expense cap.

EQ/Capital Guardian Growth Portfolio

With respect to the EQ/Capital Guardian Growth Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the three- and five-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one-year period ended May 31, 2006, but underperformed the average of its peer group for the three- and five-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that recent performance has been strong since Capital Guardian Trust Company became the Adviser in December 2004.

EQ/Capital Guardian International Portfolio

With respect to the EQ/Capital Guardian International Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the three- and five-year periods ended that same date; and (4) the Portfolio underperformed the average of its peer group for the one-, three-and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group but that the Portfolio was being closely monitored due to recent below average performance. The Board also noted that the Portfolio is operating at its expense cap.

EQ/Capital Guardian Research Portfolio

With respect to the EQ/Capital Guardian Research Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-, three-and five-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the five-year period ended May 31, 2006, equaled the performance of the average of its peer group for the one-year period ended May 31, 2006 and underperformed the average of its peer group for the three-year period ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is operating at its expense cap.

EQ/Capital Guardian U.S. Equity Portfolio

With respect to the EQ/Capital Guardian U.S. Equity Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of the peer group; (3) the Portfolio outperformed its benchmark for the one-, three-and five-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the five-year period ended May 31, 2006, but underperformed the average of its peer group for the one- and three-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the appearance of below average recent performance relative to its peer group is due, in part, to the manner in which the Portfolio is classified by Lipper Inc. and the Board is satisfied with the Portfolio’s performance, given all factors involved. The Board further noted that the Portfolio is operating at its expense cap.

EQ/Caywood-Scholl High Yield Bond Portfolio

With respect to the EQ/Caywood-Scholl High Yield Bond Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is equal to the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the ten-year period ended May 31, 2006, but underperformed its benchmark for the one-, three- and five-year periods ended that same date; and

(4) the Portfolio outperformed the average of its peer group for the five- and ten-year periods ended May 31, 2006, but underperformed the average of its peer group for the one- and three-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is operating at its expense cap.

EQ/Davis New York Venture Portfolio

With respect to the EQ/Davis New York Venture Portfolio, the Board considered, among other things, that (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) for Class IA shares, the proposed expense ratio is higher than the median expense ratio of its peer group; and (3) the similar portfolio advised by the Adviser outperformed its benchmark for the one-, three-, five- and ten-year periods ended March 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and Adviser’s services.

EQ/Enterprise Moderate Allocation Portfolio

With respect to the EQ/Enterprise Moderate Allocation Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-, three- and fifteen-year periods ended May 31, 2006, but underperformed its benchmark for the five- and ten-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one-, three- and fifteen-year periods ended May 31, 2006, but underperformed the average of its peer group for the five- and ten-year periods ended that same date. The Board was satisfied that the Manager’s compensation, including any direct or indirect benefits derived by it or its affiliates, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its peer group and benchmark. The Board noted that the Portfolio’s performance has been good over the past year since the conversion to a “fund of funds.” The Board further noted that the Portfolio is operating at its expense cap.

EQ/Evergreen International Bond Portfolio

With respect to the EQ/Evergreen International Bond Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of the peer group; (3) the Portfolio has a short operating history, but had underper-formed its benchmark for the year-to-date period and outperformed the average of its peer group for the year-to-date period. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally was reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is operating at its expense cap.

EQ/Evergreen Omega Portfolio

With respect to the EQ/Evergreen Omega Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the three- and five-year periods ended May 31, 2006, but underperformed its benchmark for the one-year period ended that same date; and (4) the Portfolio outperformed the average of its peer group for the five-year period ended May 31,

2006, but underperformed the average of its peer group for the one- and three-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that recent performance is below average and that the Portfolio’s performance is being closely monitored. The Board further noted that the Portfolio is operating at its expense cap.

EQ/FI Mid Cap Portfolio

With respect to the EQ/FI Mid Cap Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable, that the Manager and the Adviser had taken reasonable steps to address the Portfolio’s underperformance, and that the recent performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board further noted that the Portfolio is operating at its expense cap.

EQ/FI Mid Cap Value Portfolio

With respect to the EQ/FI Mid Cap Value Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Franklin Income Portfolio

With respect to the EQ/Franklin Income Portfolio, the Board considered, among other things, that (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) for Class IA shares, the proposed expense ratio is higher than the median expense ratio of its peer group; (3) the similar portfolio advised by the Adviser outperformed the S&P 500 Index for the five- and ten-year periods ended May 31, 2006, and slightly underperformed the S&P 500 Index for the one- and three-year periods ended that same date; (4) the similar portfolio also outperformed the Lehman Brothers U.S. Aggregate Bond Index for the one-, three and five-year periods ended March 31, 2006; and (5) the similar portfolio outperformed the average of its peer group for the one-, three and five-year periods ended March 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and Adviser’s services.

EQ/Franklin Small Cap Value Portfolio

With respect to the EQ/Franklin Small Cap Value Portfolio, the Board considered, among other things, that (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) for Class IA shares, the proposed expense ratio is higher than the median expense ratio of its peer group; (3) the similar portfolio advised by the Adviser outperformed its benchmark for the one-

and three-year periods ended May 31, 2006, but underperformed its benchmark for the five- and ten-year periods ended that same date; and (4) the similar portfolio also outperformed the average of its peer group for the one-, three, five- and ten-year periods ended March 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and Adviser’s services.

EQ/GAMCO Mergers and Acquisitions Portfolio

With respect to the EQ/GAMCO Mergers and Acquisitions Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the three-year period ended that same date; and (4) the Portfolio underperformed the average of its peer group for the one-year period ended May 31, 2006; and (5) the Portfolio was a specialty portfolio that offered a unique investment strategy and enhanced the range of investment options available to investors. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to its benchmark and peer group in light of its investment objective and strategies. The Board noted that the Portfolio is operating at its expense cap.

EQ/GAMCO Small Company Value Portfolio

With respect to the EQ/GAMCO Small Company Value Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is slightly lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the ten-year period ended May 31, 2006, but underperformed its benchmark for the one-, three-, five- and fifteen-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the three-, five- and ten-year periods ended May 31, 2006, but underperformed the average of its peer group for the one- and fifteen-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Government Securities Portfolio

With respect to the EQ/Government Securities Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three-, five-, ten- and fifteen-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the one-year period ended May 31, 2006, but underperformed the average of its peer group for the three-, five-, ten- and fifteen-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. BlackRock Advisors, Inc. was recently appointed as the Adviser to the Portfolio.

EQ/Long Term Bond Portfolio

With respect to the EQ/Long Term Bond Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (3) the Port-

folio underperformed its benchmark for the year-to-date and one-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the year-to-date and one-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. BlackRock Advisors, Inc. was recently appointed as the Adviser to the Portfolio.

EQ/Short Duration Bond Portfolio

With respect to the EQ/Short Duration Bond Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratios of the Class IA and IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one- and three-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the one- and three-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. Black-Rock Advisors, Inc. was recently appointed as the Adviser to the Portfolio.

EQ/Janus Large Cap Growth Portfolio

With respect to the EQ/Janus Large Cap Growth Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is slightly lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one- and five-year periods ended May 31, 2006 and had only slightly underperformed its benchmark for the three-year period ended that same date; and (4) the Portfolio underperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the year-to-date performance has been below average and the Portfolio’s performance is being closely monitored. The Board further noted that the Portfolio is operating at its expense cap.

EQ/JPMorgan Core Bond Portfolio

With respect to the EQ/JPMorgan Core Bond Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the three- and five-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one-year period ended May 31, 2006, but underperformed the average of its peer group for the three- and five-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/JPMorgan Value Opportunities Portfolio

With respect to the EQ/JPMorgan Value Opportunities Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s compensation, including any direct and indirect benefits derived by the Manager and its affiliates from their relationships with the Trust, is fair and reasonable, that the Manager had taken reasonable steps to address the Portfolio’s underperformance. The Board noted that the Portfolio’s performance under the new Adviser has been satisfactory since J.P. Morgan Investment Management Inc. became the Adviser.

EQ/Small Cap Value Portfolio

With respect to the EQ/Small Cap Value Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the five-year period ended May 31, 2006, but underperformed the average of its peer group for the one- and three-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is being restructured into a multi-advised portfolio and Franklin Advisory Services LLC was recently appointed as an additional Adviser.

EQ/Legg Mason Value Equity Portfolio

With respect to the EQ/Legg Mason Value Equity Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio has a short operating history but had underper-formed its benchmark and the average of its peer group for the year-to-date period. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that, despite below average performance, the Adviser’s long-term performance managing similar accounts is favorable. The Board further noted that the Portfolio is operating at its expense cap.

EQ/Lord Abbett Growth and Income Portfolio

With respect to the EQ/Lord Abbett Growth and Income Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is moderately higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the year-to-date period, but underperformed its benchmark for the one-year period ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the year-to-date and one-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is operating at its expense cap.

EQ/Lord Abbett Large Cap Core Portfolio

With respect to the EQ/Lord Abbett Large Cap Core Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is moderately higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the year-to-date period, but underperformed its benchmark for the one-year period ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the year-to-date and one-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is operating at its expense cap.

EQ/Lord Abbett Mid Cap Value Portfolio

With respect to the EQ/Lord Abbett Mid Cap Value Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the year-to-date and one-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the year-to-date and one-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that, although recent performance has been below average, the Adviser’s long-term performance managing similar accounts is favorable. The Board further noted that the Portfolio is operating at its expense cap.

EQ/Marsico Focus Portfolio

With respect to the EQ/Marsico Focus Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the year-to-date, one- and three-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the year-to-date, one- and three-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been very strong in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is operating at its expense cap.

EQ/Mercury Basic Value Equity Portfolio

With respect to the EQ/Mercury Basic Value Equity Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio had slightly outperformed the average of its peer group for the five-year period ended May 31, 2006, but underperformed the average of its peer group for the one- and three-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respec-

tive affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio’s recent performance has been very strong.

EQ/Mercury International Value Portfolio

With respect to the EQ/Mercury International Value Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the three- and five-year periods ended that same date; and (4) the Portfolio had slightly outperformed the average of its peer group for the one-year period ended May 31, 2006, but underperformed the average of its peer group for the three- and five-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board further noted that the Portfolio is operating at its expense cap.

EQ/MFS Emerging Growth Companies Portfolio

With respect to the EQ/MFS Emerging Growth Companies Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2006, but underperformed its benchmark for the five-year period ended that same date; and (4) the Portfolio underperformed the average of its peer group for the one-, three-and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that because there was a change in the portfolio manager and since recent performance has been below average, the Portfolio’s performance is being closely monitored.

EQ/MFS Investors Trust Portfolio

With respect to the EQ/MFS Investors Trust Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the three- and five-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/International Growth Portfolio

With respect to the EQ/International Growth Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one- and ten-year periods ended May 31, 2006, but underperformed its benchmark for the three- and five-year periods ended that same date; and (4) the Portfolio underperformed the average of its peer group for the one-, three-, five- and ten-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that performance has been favorable since MFS Investment Management became the Adviser.

EQ/Money Market Portfolio

With respect to the EQ/Money Market Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is moderately higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio underperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Montag & Caldwell Growth Portfolio

With respect to the EQ/Montag & Caldwell Growth Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is moderately higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the five-year period ended May 31, 2006, but underperformed its benchmark for the one- and three-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the five-year period ended May 31, 2006, but underperformed the average of its peer group for the one- and three-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that recent below average performance was not unexpected given the quantity of blue-chip holdings in the Portfolio and the current market conditions.

EQ/Mutual Shares Portfolio

With respect to the EQ/Mutual Shares Portfolio, the Board considered, among other things, that (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) the proposed expense ratio is higher than the median expense ratio of its peer group; (3) the similar portfolio adviser by the Adviser outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2006; and (4) the similar portfolio also outperformed the average of its peer group for the one-, five- and ten-year periods ended March 31, 2006, but underperformed for the three-year period ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and Adviser’s services.

EQ/Oppenheimer Global Portfolio

With respect to the EQ/Oppenheimer Global Portfolio, the Board considered, among other things, that (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) for Class IA shares, the proposed expense ratio is lower than the median expense ratio of its peer group; (3) the similar portfolio advised by the Adviser outperformed its benchmark for the one-, three-, five- and ten-year periods ended March 31, 2006; and (4) the similar portfolio also outperformed the average of its peer group for the one-, three- and five-year periods ended March 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and Adviser’s services.

EQ/Oppenheimer Main Street Opportunity Portfolio

With respect to the EQ/Oppenheimer Main Street Opportunity Portfolio, the Board considered, among other things, that (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) the proposed expense ratio is higher than the median expense ratio of its peer group; (3) the similar portfolio advised by the Adviser outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2006; and (4) the similar portfolio also outperformed the average of its peer group for the one-, three- and five-year periods ended March 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and Adviser’s services.

EQ/Oppenheimer Main Street Small Cap Portfolio

With respect to the EQ/Oppenheimer Main Street Small Cap Portfolio, the Board considered, among other things, that (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) the proposed expense ratio is lower than the median expense ratio of its peer group; (3) the similar portfolio advised by the Adviser outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2006; and (4) the similar portfolio also outperformed the average of its peer group for the one-, three- and five-year periods ended March 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and Adviser’s services.

EQ/PIMCO Real Return Portfolio

With respect to the EQ/PIMCO Real Return Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is slightly higher than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is lower than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the year-to-date and one-year periods ended May 31, 2006, but underperformed its benchmark for the three-year period ended that same date; and (4) the Portfolio outperformed the average of its peer group for the year-to-date, one- and three-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the increase in the expense limit previously approved has not been implemented; however, such increase is still expected to be implemented at a future date.

EQ/TCW Equity Portfolio

With respect to the EQ/TCW Equity Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the three-, five- and fifteen-year periods ended May 31, 2006, but underperformed its benchmark for the one- and ten-year periods ended that same date; and (4) the Portfolio outperformed the average of its peer group for the three- and five-year periods ended May 31, 2006, but underperformed the average of its peer group for the one-, ten- and fifteen-year periods ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensa-

tion, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Templeton Growth Portfolio

With respect to the EQ/Templeton Growth Portfolio, the Board considered, among other things, that (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) for Class IB shares, the proposed expense ratio is lower than the median expense ratio of its peer group; (3) the similar portfolio advised by the Adviser outperformed its benchmark for the five- and ten-year periods ended May 31, 2006, but underperformed its benchmark for the one- and three-year periods ended that same date; and (4) the similar portfolio also outperformed the average of its peer group for the three- and five-year periods ended March 31, 2006, but underperformed for the one-year period ended that same date. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio generally was reasonably likely to benefit from the Manager’s and the Adviser’s services.

EQ/UBS Growth and Income Portfolio

With respect to the EQ/UBS Growth and Income Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2006, but underperformed its benchmark for the five-year period ended that same date; and (4) the Portfolio outperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that long-term performance has been very strong. The Board further noted that the Portfolio is operating at its expense cap.

EQ/Van Kampen Comstock Portfolio

With respect to the EQ/Van Kampen Comstock Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the year-to-date and one-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the year-to-date and one-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Van Kampen Emerging Markets Equity Portfolio

With respect to the EQ/Van Kampen Emerging Markets Equity Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is higher than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; (3) the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the one-, three- and five-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

EQ/Van Kampen Mid Cap Growth Portfolio

With respect to the EQ/Van Kampen Mid Cap Growth Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the one-year period ended May 31, 2006, but underperformed its benchmark for the year-to-date period; and (4) the Portfolio outperformed the average of its peer group for the one-year period ended May 31, 2006, but underperformed the average of its peer group for the year-to-date period. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group. The Board noted that the Portfolio is operating at its expense cap.

EQ/Van Kampen Real Estate Portfolio

With respect to the EQ/Van Kampen Real Estate Portfolio, the Board considered, among other things, (1) the proposed management fee for the Portfolio is higher than the median management fee of its peer group; (2) for Class IA shares, the proposed expense ratio is higher than the median expense ratio of its peer group; and (3) the similar portfolio advised by the Adviser outperformed its benchmark for the one, three-, five- and ten-year periods ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the Portfolio was reasonably likely to benefit from the Manager’s and Adviser’s services.

EQ/Wells Fargo Montgomery Small Cap Portfolio

With respect to the EQ/Wells Fargo Montgomery Small Cap Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is slightly higher than the median expense ratio of its peer group; (3) the Portfolio outperformed its benchmark for the year-to-date and one-year periods ended May 31, 2006; and (4) the Portfolio outperformed the average of its peer group for the year-to-date and one-year period ended May 31, 2006. The Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio generally has been reasonable in relation to the performance of its benchmark and peer group.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2006, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Enterprise Moderate Allocation	23.52%	$—	$—	$—
EQ/International ETF	—	—	—	—
EQ/AllianceBernstein Common Stock	100.00	—	—	—
EQ/AllianceBernstein Growth and Income	89.94	—	—	145,813,283
EQ/AllianceBernstein Intermediate Government Securities	100.00	—	—	—
EQ/AllianceBernstein International	—	4,314,543	34,886,449	199,218,339
EQ/AllianceBernstein Large Cap Growth	—	—	—	—
EQ/AllianceBernstein Quality Bond	—	—	—	—
EQ/AllianceBernstein Small Cap Growth	—	—	—	99,884,021
EQ/AllianceBernstein Value	100.00	—	—	235,737,926
EQ/Ariel Appreciation II	71.80	—	—	9,355
EQ/AXA Rosenberg Value Long/Short	21.82	—	—	—
EQ/Bond Index	—	—	—	25,612
EQ/Boston Advisors Equity Income	70.02	—	—	18,231,519
EQ/Calvert Socially Responsible	—	—	—	855,471
EQ/Capital Guardian Growth	100.00	—	—	—
EQ/Capital Guardian International	—	755,931	26,587,737	80,391,887
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Capital Guardian U.S. Equity	94.55	—	—	71,905,649
EQ/Caywood-Scholl High Yield Bond	—	—	—	—
EQ/Davis New York Venture	100.00	—	—	—
EQ/Equity 500 Index	100.00	—	—	111,639,208
EQ/Evergreen International Bond	—	36,419	7,897,007	—
EQ/Evergreen Omega	44.73	—	—	14,367,409
EQ/FI Mid Cap	10.67	—	—	56,339,263
EQ/FI Mid Cap Value	99.36	—	—	163,082,728
EQ/Franklin Income	17.74	—	—	—
EQ/Franklin Small Cap Value	—	—	—	—
EQ/GAMCO Mergers & Acquisitions	32.09	—	—	285,452
EQ/GAMCO Small Company Value	100.00	—	—	31,487,447
EQ/Government Securities	—	—	—	—
EQ/International Growth	2.43	119,451	2,849,842	—
EQ/Janus Large Cap Growth	—	—	—	—
EQ/JPMorgan Core Bond	—	—	—	—
EQ/JPMorgan Value Opportunities	34.72	—	—	16,004,166
EQ/Legg Mason Value	100.00	—	—	—
EQ/Long Term Bond	—	—	—	—
EQ/Lord Abbett Growth & Income	80.29	—	—	853,348
EQ/Lord Abbett Large Cap Core	93.53	—	—	204,486
EQ/Lord Abbett Mid Cap Value	69.17	—	—	1,743,440

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Marsico Focus	97.22%	$—	$—	$60,627,287
EQ/Mercury Basic Value Equity	55.89	—	—	133,324,014
EQ/Mercury International Value	—	3,142,449	57,814,489	78,598,005
EQ/MFS Emerging Growth Companies	—	—	—	—
EQ/MFS Investors Trust	100.00	—	—	—
EQ/Money Market	0.00	—	—	—
EQ/Montag & Caldwell Growth	100.00	—	—	—
EQ/Mutual Shares	100.00	—	—	—
EQ/Oppenheimer Global	25.74	637	37,776	—
EQ/Oppenheimer Main Street Opportunity	31.15	—	—	—
EQ/Oppenheimer Main Street Small Cap	22.68	—	—	—
EQ/PIMCO Real Return	—	—	—	—
EQ/Short Duration Bond	—	—	—	—
EQ/Small Cap Value	9.25	—	—	120,661,743
EQ/Small Company Growth	5.86	—	—	—
EQ/Small Company Index	39.93	—	—	43,099,220
EQ/TCW Equity	—	—	—	—
EQ/Templeton Growth	72.90	—	—	—
EQ/UBS Growth & Income	100.00	—	—	—
EQ/Van Kampen Comstock	69.66	—	—	1,133,862
EQ/Van Kampen Emerging Markets Equity	—	3,043,628	34,359,225	178,656,537
EQ/Van Kampen Mid Cap Growth	24.28	—	—	343,142
EQ/Wells Fargo Montgomery Small Cap	1.05	—	—	97,284

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.
The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee

Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (48)	Trustee, Chairman, President and Chief Executive Officer	Trustee Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present, President from December 2002 to present.	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co- Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	114	None

James (Jamie) Shepherdson* 1290 Avenue of the Americas New York, New York 10104 (51)	Trustee	From November 2005 to present	From August 2005 to present, Executive Vice President of AXA Financial and President of AXA Distributors. Prior to July 2005, he served as CEO of John Hancock Funds from 2002 to July 2005; prior thereto he served as Co-CEO of MetLife Investors Group, a subsidiary of MetLife from 2000 to 2002.	63	None

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee

Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From March 2000 to present	Retired. 1996, Vice-Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	79	None

Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	79	From 1997 to present, Director, Old Mutual Advisor Funds II (18 portfolios); from 1997 to present, Director, Old Mutual Insurance Series (8 portfolios).

David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (75)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	79	From 2004 to present, Director, Miami Corporation; from 1987 to present, Director of USG Corporation.

William M. Kearns, Jr. c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (71)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm)	79	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to present, Director, United States Shipping Corp.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From March 1997 to present	Retired. From 1998 to December 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	79	None

Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (64)	Trustee	From March 1997 to present	From 1997 to present, Consultant/Director. From 1994 to 1996, President and Chief Operating Officer of CVS Corporation.	79	From 1997 to present, Director, LoJack Corporation

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee

Independent Trustees (Continued)

Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (54)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	79	None

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (48)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present, Chief Executive Officer from December 2002 to present; President from December 2002 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (51)	Vice President, Secretary	From July 1999 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.

Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (44)	Chief Financial Officer and Treasurer	From December 2002 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a Director of Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller of the Trust.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (45)	Vice President	From July 1999 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management.

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York 10104 (48)	Vice President	From March 2002 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Controller	From December 2002 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable.

Andrew S. Novak, Esq. 1290 Avenue of the Americas, New York, New York 10104 (38)	Chief Compliance Officer	From September 2005 to present	From September 2005 to present, Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2003 to September 2005, Vice President and Counsel, AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length Of Time Served	Principal Occupation(s) During Past 5 Years

Officers (Continued)

William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (31)	Vice President and Assistant Secretary	From September 2006 to present	From May 2006 to present, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.; from September 2000 to April 2002, Associate Attorney, Zach Kosnitzky P.A.

Jeremy Dardick 1290 Avenue of the Americas, New York, New York 10104 (31)	Vice President and Assistant Secretary	From September 2006 to present	From February 2006 to present, Counsel of AXA Equitable; from September 2004 to January 2006, Associate Attorney, Kaye Scholer LLP; from September 2001 to May 2004, Student, University of Michigan Law School.

Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Anti- Money Laundering (“AML”) Compliance Officer	From November 2005 to Present	From August 2005 to present, Vice President of AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to August 2005, Vice President of AXA Financial and AXA Equitable and Compliance Officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable.

David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (32)	Assistant AML Compliance Officer	From November 2005 to present	From August 2005 to present, Associate Compliance Officer of AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Bernstein L.P.; from January 1999 to April 2002, Business Analyst, Alliance Bernstein L.P.

Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (44)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators” and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 10(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2006 $748,700 and fiscal year 2005 $993,285

(b)	Audit-Related Fees for fiscal year 2006 $98,651 and fiscal year 2005 $6,030

(c)	Tax Fees for fiscal year 2006 $465,890 and fiscal year 2005 $523,747

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2006 $16,500 and fiscal year 2005 $0

All other fees include amounts related to consultation on technical accounting or regulatory matters.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2)	None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2006 $5,632,989.50

For fiscal year 2005 $2,735,840

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s certifying officers have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report and have determined such controls and procedures to be reasonably designed to achieve the purposes described in Rule 30a-3(c) under the Investment Company Act of 1940.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics required by Item 2 is filed herewith.

(a)(2)	Certifications required by Item 11(a)(2) are filed herewith.

(a)(3)	Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – not applicable.

(b)	Certifications required by Item 11(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk President and Chief Executive Officer February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk Chief Executive Officer February 28, 2007

/s/ Kenneth T. Kozlowski
Kenneth T. Kozlowski Chief Financial Officer February 28, 2007